          CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE PROSPECTUS

                                 APRIL 30, 2007
        CORPORATE OWNED FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
ISSUED BY: METLIFE INSURANCE COMPANY OF CONNECTICUT -- METLIFE OF CT FUND UL III
                           FOR VARIABLE LIFE INSURANCE

This prospectus describes information you should know before you purchase Corporate Owned Variable Universal Life Insurance (the Policy), a flexible premium variable life insurance policy issued by MetLife Insurance Company of Connecticut (We, or the Company). Please be aware that this is a prospectus, which highlights many Policy provisions and communicates the Policy's primary features. SOME POLICY FEATURES MAY NOT BE AVAILABLE IN SOME STATES AND THERE MAY BE VARIATIONS IN YOUR POLICY FROM DESCRIPTIONS CONTAINED IN THIS PROSPECTUS BECAUSE OF DIFFERENCES IN STATE LAW THAT AFFECT THE POLICIES. Please consult your Policy for the provisions that apply in your state. We use certain terms throughout this prospectus, which are defined in APPENDIX A. The language of the Policy itself determines your rights and obligations under the Policy. Please keep this prospectus for future reference.

As a LIFE INSURANCE POLICY, the Policy is a contract between you and the Company. The Policy is designed for corporations and employers to provide insurance protection on the life of Insured employees and to build Contract Value. The Policy has a MINIMUM TARGET PREMIUM OF $100,000 PER CASE. You agree to make sufficient Premium Payments to the Company and the Company agrees to pay a Death Benefit to your Beneficiary after the death of the Named Insured (INSURED). Premium Payments are flexible in both frequency and amount. You can build Contract Value by investing in a variety of INVESTMENT OPTIONS, which, in turn, invest in Mutual Funds (THE FUNDS). A fixed rate option (THE FIXED ACCOUNT) is also available. Except for amounts in the Fixed Account, the value of your Policy will vary based on the performance of the Funds you select. Investment Options that invest in the following Funds are available for Policies purchased on or after April 30, 2007:




AIM VARIABLE INSURANCE FUNDS -- SERIES I           Harris Oakmark International
  AIM V.I. International Growth Fund                  Portfolio -- Class A
AMERICAN FUNDS INSURANCE SERIES -- CLASS 2         Janus Forty Portfolio -- Class A
  American Funds Global Growth Fund                Loomis Sayles Global Markets
  American Funds Growth Fund                          Portfolio -- Class A
  American Funds Growth-Income Fund                Lord Abbett Bond Debenture
DELAWARE VIP TRUST -- STANDARD CLASS                  Portfolio -- Class A
  Delaware VIP Small Cap Value Series              Lord Abbett Growth and Income
DREYFUS VARIABLE INVESTMENT FUND -- INITIAL           Portfolio -- Class B
  SHARES                                           Lord Abbett Mid-Cap Value
  Dreyfus Variable Investment Fund                    Portfolio -- Class B
     Appreciation Portfolio                        Met/AIM Capital Appreciation
  Dreyfus Variable Investment Fund Developing         Portfolio -- Class A
     Leaders Portfolio                             Met/AIM Small Cap Growth Portfolio -- Class
FIDELITY VARIABLE INSURANCE                           A
  PRODUCTS -- SERVICE CLASS 2                      MFS(R) Emerging Markets Equity
  VIP Contrafund(R) Portfolio                         Portfolio -- Class A
  VIP Mid Cap Portfolio                            Neuberger Berman Real Estate
  VIP Overseas Portfolio                              Portfolio -- Class A
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS     PIMCO Inflation Protected Bond
  TRUST                                               Portfolio -- Class A
  Templeton Developing Markets Securities          Third Avenue Small Cap Value
     Fund -- Class 2                                  Portfolio -- Class B
  Templeton Foreign Securities Fund -- Class     METROPOLITAN SERIES FUND, INC.
     2                                             BlackRock Aggressive Growth
  Templeton Global Income Securities                  Portfolio -- Class D
     Fund -- Class 1                               BlackRock Bond Income Portfolio -- Class A
JANUS ASPEN SERIES -- SERVICE SHARES               BlackRock Money Market Portfolio -- Class A
  Global Technology Portfolio                      FI Large Cap Portfolio -- Class A
LEGG MASON PARTNERS VARIABLE EQUITY TRUST          FI Value Leaders Portfolio -- Class D
  Legg Mason Partners Variable Aggressive          MetLife Conservative Allocation
     Growth Portfolio -- Class I                      Portfolio -- Class B
  Legg Mason Partners Variable Capital and         MetLife Conservative to Moderate Allocation
     Income Portfolio -- Class I                      Portfolio -- Class B
  Legg Mason Partners Variable Equity Index        MetLife Moderate Allocation
     Portfolio -- Class I                             Portfolio -- Class B
  Legg Mason Partners Variable Fundamental         MetLife Moderate to Aggressive Allocation
     Value Portfolio  -- Class I                      Portfolio -- Class B
  Legg Mason Partners Variable Investors           MetLife Aggressive Allocation
     Portfolio -- Class I                             Portfolio -- Class B
  Legg Mason Partners Variable Large Cap           MetLife Stock Index Portfolio -- Class A
     Growth Portfolio -- Class I                   MFS(R) Total Return Portfolio -- Class F
  Legg Mason Partners Variable Social              Oppenheimer Global Equity
     Awareness Portfolio                              Portfolio -- Class B
LEGG MASON PARTNERS VARIABLE INCOME TRUST          Russell 2000(R) Index Portfolio -- Class A
  Legg Mason Partners Variable Government          Western Asset Management U.S. Government
     Portfolio -- Class I                             Portfolio -- Class A
  Legg Mason Partners Variable Strategic Bond    PIMCO VARIABLE INSURANCE
     Portfolio -- Class I                          TRUST -- ADMINISTRATIVE CLASS
MET INVESTORS SERIES TRUST                         Low Duration Portfolio
  Batterymarch Mid-Cap Stock                       Total Return Portfolio
     Portfolio -- Class A                        PIONEER VARIABLE CONTRACTS TRUST -- CLASS II
  BlackRock High Yield Portfolio -- Class A        Pioneer Mid Cap Value VCT Portfolio
  BlackRock Large-Cap Core Portfolio -- Class    ROYCE CAPITAL FUND
     E                                             Royce Micro-Cap Portfolio
                                                   Royce Small-Cap Portfolio
                                                 THE MERGER FUND VL





-------

Certain Funds have been subject to a merger, substitution or other change. Please see Appendix B -- "Additional Information Regarding Funds" for more information.

TO LEARN MORE ABOUT THE POLICY YOU CAN REQUEST A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED APRIL 30, 2007. WE FILED THE SAI WITH THE SECURITIES AND EXCHANGE COMMISSION, AND IT IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. TO REQUEST A COPY, WRITE TO METLIFE INSURANCE COMPANY OF CONNECTICUT, SPECIALIZED BENEFIT RESOURCES, 485-B RT. ONE SOUTH, 4(TH) FLOOR, ISELIN, NJ 08830, CALL 1-888-458-2654 OR ACCESS THE SEC'S WEBSITE (HTTP://WWW.SEC.GOV).

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY. REPLACING ANY EXISTING LIFE INSURANCE POLICY WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

                                TABLE OF CONTENTS




SUMMARY OF PRINCIPAL POLICY BENEFITS AND
  RISKS.................................      3
Policy Summary..........................      3
Principal Policy Benefits...............      3
Principal Policy Risks..................      4
Fund Company Risks......................      5
FEE TABLES..............................      7
Transaction Fees........................      7
Periodic Charges other than Fund
  Operating Expenses....................      8
Charges for Optional Riders.............      9
Fund Charges and Expenses...............      9
DESCRIPTION OF THE COMPANY, SEPARATE
  ACCOUNT AND FUNDS.....................     14
The Insurance Company...................     14
The Separate Account and its Investment
  Options...............................     14
The Funds...............................     14
Voting Rights...........................     20
Conflicts of Interest...................     21
The Fixed Account.......................     21
POLICY CHARGES AND DEDUCTIONS...........     21
Charges Against Premium.................     22
Charges Against Contract Value..........     22
Charges Against the Separate Account....     23
Fund Charges............................     23
Modification, Reserved Rights, and Other
  Charges...............................     23
POLICY DESCRIPTION......................     23
Applying for a Policy...................     24
Right to Cancel (free look period)......     24
When Coverage Begins....................     25
Income Tax Free 'Section 1035'
  Exchanges.............................     25
Ownership/Policy Rights.................     25
PREMIUMS................................     27
Amount, Frequency and Duration of
  Premium Payments......................     27
Allocation of Premium Payments..........     27
VALUES UNDER YOUR POLICY................     28
Contract Value..........................     28
Investment Option Valuation.............     28
Fixed Account Valuation.................     29
Loan Account Valuation..................     29
TRANSFERS...............................     30
Transfers of Contract Value.............     30
Transfer of Contract Value from the
  Fixed Account to the Investment
  Options...............................     32
Transfer of Contract Value from the
  Investment Options to the Fixed
  Account...............................     32
Dollar-Cost Averaging (DCA Program).....     32
Portfolio Rebalancing...................     33
DEATH BENEFIT...........................     33
Death Benefit Examples..................     34
Changing the Death Benefit Option.......     35
Paying the Death Benefit and Payment
  Options...............................     35
BENEFITS AT MATURITY....................     35
OTHER BENEFITS..........................     36
Exchange Option.........................     36
Insured Term Rider (Supplemental
  Insurance Benefits)...................     36
Cash Value Enhancement Rider............     36
POLICY SURRENDERS.......................     36
Full Surrender..........................     37
Partial Surrender.......................     37
POLICY LOANS............................     37
Loan Conditions.........................     37
Effects of Loans........................     38
LAPSE AND REINSTATEMENT.................     38
Lapse...................................     38
Grace Period............................     38
Reinstatement...........................     39
FEDERAL TAX CONSIDERATIONS..............     39
Potential Benefits of Life Insurance....     39
Tax Status of the Policy................     40
Tax Treatment of Policy Benefits........     41
OTHER TAX CONSIDERATIONS................     43
Insurable Interest......................     43
The Company's Income Taxes..............     43
Alternative Minimum Tax.................     44
DISTRIBUTION & COMPENSATION.............     44
OTHER POLICY INFORMATION................     46
Valuation and Payment...................     46
Suspension of Valuation and Postponement
  of Payment............................     46
Policy Statements.......................     47
Limits on Right to Contest and Suicide
  Exclusion.............................     47
Misstatement as to Sex and Age..........     47
Policy Changes..........................     47
Restrictions on Financial Transactions..     48
LEGAL PROCEEDINGS.......................     48
FINANCIAL STATEMENTS....................     48
APPENDIX A: GLOSSARY OF TERMS USED
  THROUGHOUT THIS PROSPECTUS............    A-1
APPENDIX B: ADDITIONAL INFORMATION
  REGARDING FUNDS.......................    B-1
APPENDIX C: TARGET PREMIUM PER $1,000 OF
  STATED AMOUNT.........................    C-1
APPENDIX D: CASH VALUE ACCUMULATION TEST
  FACTORS...............................    D-1
APPENDIX E: HYPOTHETICAL ILLUSTRATIONS..    E-1

                 SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS

This section provides a SUMMARY of the Policy and the principal policy benefits and risks. YOU SHOULD READ THE ENTIRE PROSPECTUS BEFORE PURCHASING THE POLICY. IMPORTANT DETAILS REGARDING THE POLICY ARE CONTAINED IN OTHER SECTIONS OF THIS PROSPECTUS.

                                 POLICY SUMMARY

The Policy is both an insurance product and a security. The Policy is first and foremost a life insurance policy with death benefits, contract values, and other features traditionally associated with life insurance. To provide these benefits to you, we deduct amounts from your Premium Payments and Policy assets to pay insurance costs, sales and Policy expenses. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase and decrease based on the performance of the Investment Options you select.

                            PRINCIPAL POLICY BENEFITS

     -    Death Benefit

          We will pay your Beneficiary a Death Benefit after the death of the Insured while this Policy is in effect. There are two primary amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (THE STATED AMOUNT) that you wish to purchase on the Insured. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Contract Value of your Policy (THE MINIMUM AMOUNT INSURED). Generally, the Contract Value of your Policy is the sum of the values in the Investment Options and the Fixed Account, plus your Loan Account Value.

          In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are three Death Benefit options available:

          - OPTION 1 -- LEVEL OPTION: the Death Benefit will be the greater of (i) the Stated Amount or (ii) the Minimum Amount Insured on the Insured's date of death.

          - OPTION 2 -- VARIABLE OPTION: the Death Benefit will be the greater of (i) the Stated Amount plus the Contract Value of the Policy or (ii) the Minimum Amount Insured on the Insured's date of death.

          - OPTION 3 -- ANNUAL INCREASE OPTION: the Death Benefit will be the greater of:

               1. (a) plus (b) where: (a) is the Stated Amount as of the Insured's date of death; and (b) is the greater of zero and the lesser of (i) and (ii) where (i) is the Option 3 maximum increase shown on the Policy Summary and (ii) is the total Premium Payments less any partial surrenders accumulated at the interest rate shown on the Policy Summary; OR

               2.   the Minimum Amount Insured on the Insured's date of death.

          The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders and Outstanding Loans and charges.

     -    Policy Surrenders (Withdrawals)

          You may withdraw some or all of your money from your Policy.

     -    Policy Loans

          You may borrow against your Policy using your Policy as collateral.

     -    The Investment Options and the Corresponding Funds

          You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Contract Value among any of the Investment Options and the Fixed Account while continuing to defer current income taxes.

     -    The Fixed Account

          You may allocate Premium Payments and transfer Contract Value to the Fixed Account. The Fixed Account is credited interest at an effective annual rate guaranteed to be at least 3%. Transfers of Contract Value into or out of the Fixed Account are permitted subject to certain restrictions.

     -    Flexible Premium Payments

          After you make the initial Premium Payment, you may choose the amount and frequency of future Premium Payments, within certain limits.

     -    Tax-Free Death Benefit

          Your Beneficiary may receive the Death Benefit free of income tax, and with properly structured ownership you can also avoid estate tax on the Death Benefit.

     -    Right to Cancel Period

          We urge you to examine your Policy closely. When you receive your Policy, the Right to Cancel Period begins. This period is at least ten
          (10) days, or more if required by state law. If, for any reason, you are not satisfied, you may return the Policy to us during the Right to Cancel Period for a refund.

     -    Dollar-Cost Averaging

          Under this program, you invest the same amount of money at regular intervals, so you are buying more units when the market is down and fewer units when the market is high. The potential benefit is to lower your average cost per unit.

     -    Portfolio Rebalancing

          This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to automatically reallocate values in your Policy periodically to help keep your investments properly aligned with your investment strategy.

     -    Exchange Option

          During the first two Policy Years you can transfer all Contract Value in the Investment Options to the Fixed Account (subject to state law).

     -    Personalized Illustrations

          You may request personalized illustrations for the Policy that reflect the Insured's age, sex, underwriting classification, the specified insurance benefits and the premium requested. These hypothetical illustrations may help you to understand how the Contract Value and Death Benefit can change over time and how the investment performance of the Funds impact the Contract Value and the Death Benefit. The illustrations may also help you compare the Policy to other life insurance policies. Personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Contract Value. We have included an example of such an illustration as Appendix E to this prospectus.

                             PRINCIPAL POLICY RISKS

     -    Poor Fund Performance (Investment Risk)

          The value of your Policy is tied to the investment performance of the Funds and allocation percentages you choose. If those Funds perform poorly, the value of your Policy will decrease. Since we continue to deduct charges from the Contract Value, if investment results are too low, the Cash Surrender Value of your Policy may fall to zero, even if you send us your Planned Premium Payments (as illustrated). In that case, the Policy will, after a grace period, terminate without value and insurance coverage will no longer be in effect.

     -    Tax Risks

          We believe, but do not guarantee, that the Policy should be considered a life insurance policy under federal tax law. If the Policy was determined not to be a life insurance policy for federal tax purposes, you may be considered to be in constructive receipt of Contract Value, with adverse tax consequences, and all or a part of the proceeds paid under the Policy may be taxable to the Beneficiary. There is also a possibility that even if your Policy is treated as life insurance for federal tax purposes, it could be treated as a modified endowment contract (MEC) under federal tax laws (usually if your Premium Payments in the first seven policy years or less exceed certain limits). If your Policy is a MEC, partial surrenders, collateral assignments and Policy loans could incur taxes, and any distributions or deemed distributions could incur the additional 10% tax on early withdrawals. Finally, tax laws and regulations impacting this Policy and your tax status are always subject to change.

     -    Policy Lapse

          There is a risk that if partial surrenders, loans, and monthly deductions reduce your Cash Surrender Value to too low an amount and/or if the investment experience of your selected Investment Options is unfavorable, then your Policy could lapse. If your Policy lapses, then the Policy and all rights and benefits under it will terminate.

     -    Policy Withdrawal Limitations

          The minimum partial surrender amount is $500. Surrenders will reduce the Death Benefit, the Amount Insured and the Contract Value of the Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

     -    Effects of Policy Loans

          A Policy loan, whether or not repaid, will affect your Policy's Contract Value over time because we transfer the amount of the loan from the Investment Options and the Fixed Account to the Loan Account and hold it as collateral. As a result, the loan collateral does not participate in the investment results of the Investment Options or the interest credited to the Fixed Account. A Policy loan also reduces the Death Benefit proceeds and could make it more likely that a Policy will lapse.

     -    Credit Risk

          The Death Benefit guarantees, rider guarantees and the Fixed Account obligations depend on the Company's financial ability to fulfill their obligations. You should review the Company's financial statements, which are available upon request and are attached to the Statement of Additional Information.

     -    Increase in Current Fees and Expenses

          Certain Policy fees and expenses are currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

     -    Flexible Premium Payments

          Even if you send us your Planned Premium (as illustrated) your Policy may still lapse if poor investment performance and/or certain Policy transactions substantially reduce your Contract Value.

     -    Policy is Not Suited for Short-Term Investment

          We designed the Policy to meet long-term financial goals. You should not purchase this Policy to meet any short-term investment goals or if you think you will surrender all or part of your Policy in the short-term.

                               FUND COMPANY RISKS

          A comprehensive discussion of the risks of each Fund may be found in each Fund Company's prospectus.

          Each Fund has its own goal, investment objective and investment strategies that affect the risks associated with investing in that Fund.

A Fund always carries investment risks although some types carry more risk than others. Generally, the higher the potential return, the higher the risk of loss. Before you decide which Funds to choose, you should consider whether the goals and risks of a Fund are a good fit for your investment plan.

There is no assurance that any of the Funds will achieve their stated investment objective.

                                   FEE TABLES

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy or surrender the Policy. The tables disclose the Maximum Guaranteed Charge, the Current Charge and where the amount of a charge depends on the Insured's characteristics, such as age or rating classification, the charge for a Sample Insured.

                                TRANSACTION FEES


                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                AMOUNT DEDUCTED(1)



-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Front-End Sales Expense  Upon receipt of each     Current Charge:          7% of premium payments up to the
Charge(2)                Premium Payment                                   Target Premium in Policy Years 1 -- 7
                                                                           and 3.5% thereafter; plus 0% on
                                                                           premiums received in excess of the
                                                                           Target Premium in all Policy Years

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       9% OF PREMIUM PAYMENT UP TO THE
                                                                           TARGET PREMIUM IN ALL POLICY YEARS
                                                                           AND 5% ON PREMIUM PAYMENTS IN EXCESS
                                                                           OF THE TARGET PREMIUM IN ALL POLICY
                                                                           YEARS.

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Surrender Charge         When you fully or        Current Charge:          No charge
                         partially surrender
                         your Policy.

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       NO CHARGE

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Transfer Charge          When you transfer        Current Charge:          No charge
                         Contract Value among
                         the Investment Options

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       UP TO SIX FREE TRANSFERS A YEAR; $10
                                                                           PER TRANSFER THEREAFTER

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Dollar-Cost Averaging    When you make a          Current Charge:          No charge
(DCA Program)            transfer under the DCA
                         Program

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       UP TO SIX FREE TRANSFERS A YEAR; $10
                                                                           PER TRANSFER THEREAFTER(3)

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Illustrations            When you request an      Current Charge:          No charge
                         illustration after the
                         Policy is issued

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       $15 PER ILLUSTRATION

-----------------------------------------------------------------------------------------------------------------


---------
(1) Current and Guaranteed charges may vary in certain states but will not exceed the Guaranteed charges shown above. The rates may vary depending on age, gender, policy duration and the amount of insurance coverage. These rates may not be representative of the charge that a particular policy owner would pay. To obtain information on the rates/charges that would apply to you, please contact your agent or registered representative.
(2) The current and guaranteed charges for the Front-End Sales Expense Charge includes the Premium Tax Charge and the Federal Deferred Acquisition Cost Charge. See "Policy Charges and Deductions" for more information.
(3) For DCA Program purposes only, a transfer consists of all transfers occurring on the same day pursuant to your direction on the DCA authorization form.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund expenses.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES


                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                  AMOUNT DEDUCTED



-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Cost of Insurance        Monthly on the           Current Charge:          Rates per $1000 of Insurance Risk for
Charge (COI)(1)          Deduction Day                                     the First Year of Coverage:
                                                                           Minimum: $0.0243(2)
                                                                           Maximum: $36.7685(3)

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       RATES PER $1000 OF INSURANCE RISK FOR
                                                                           FIRST YEAR OF COVERAGE:
                                                                           MINIMUM: $0.0884(4)
                                                                           MAXIMUM: $45.0595(3)

                         ----------------------------------------------------------------------------------------
                                                  Sample Charge for a 46   Rates per $1000 of Insurance Risk for
                                                  year-old male non-       First Year of Coverage:
                                                  smoker (guaranteed       Current: $0.1091
                                                  issue)                   Guaranteed: $0.4277

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Policy Administrative    Monthly on the           Current Charge:          $5.00
Expense Charges          Deduction Date

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       $5.00

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Mortality and Expense    Daily from the unloaned  Current Charge:          0.45% on an annual basis of the
Risk (M&E) Charge(5)     portion of the Contract                           amounts in the Investment Options for
                         Value invested in the                             Policy Years 1-4, 0.25% for Policy
                         Separate Account                                  Years 5-20 and 0.05% thereafter

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       0.75% ON AN ANNUAL BASIS FOR ALL
                                                                           POLICY YEARS

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Cost of Policy Loans(6)  In arrears, at the end   Current Charge:          0.60% on an annual basis of the loan
                         of each Policy Year                               amount for the first ten (10) Policy
                         from the Loan Account                             Years, 0.40% for Policy Years eleven
                                                                           (11) to twenty (20), and 0.25%
                                                                           thereafter.

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       1.00% ON AN ANNUAL BASIS OF THE LOAN
                                                                           AMOUNT FOR ALL POLICY YEARS

-----------------------------------------------------------------------------------------------------------------


---------
(1) The current cost of insurance charges shown are for a preferred nonsmoker underwriting and risk class while the Guaranteed charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO Tables). The cost of insurance rates listed do not reflect the addition of any "flat extras." Flat extras account for adverse risks that, if applied, would increase the cost of insurance rates shown above.
(2)   Sample charge for a female preferred non-smoker age 25.
(3) Sample charge for a male sub-standard smoker age 80 (fully underwritten) -- Table 10.
(4)   Sample charge for a female age 20.
(5) We are waiving the following amounts of the Mortality and Expense Risk Charge on the Subaccounts investing in the following Funds:



METROPOLITAN SERIES FUND, INC.
  Western Asset Management U.S. Government
     Portfolio                                 0.15%
MET INVESTORS SERIES TRUST
  BlackRock High Yield Portfolio               0.11%
  Harris Oakmark International Portfolio       an amount equal to the fund expenses that are in excess of 0.90%
  Loomis Sayles Global Markets Portfolio       an amount equal to the fund expenses that are in excess of 0.85%
  Lord Abbett Growth and Income Portfolio      an amount equal to the fund expenses that are in excess of 0.87%
  Lord Abbett Mid-Cap Value Portfolio          an amount equal to the fund expenses that are in excess of 1.12%
  MetLife Stock Index Portfolio                an amount equal to the fund expenses that are in excess of 0.265%
  MFS(R) Research International Portfolio      an amount equal to the fund expenses that are in excess of 1.18%
  PIMCO Inflation Protected Bond Portfolio     an amount equal to the fund expenses that are in excess of 0.65%
  Third Avenue Small Cap Value Portfolio       an amount equal to the fund expenses that are in excess of 1.10%



(6) The Policy Loan cost reflects the difference between the loan interest rate charged and the loan interest rate credited (see the Policy Loans section for more information).

                           CHARGES FOR OPTIONAL RIDERS


                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                  AMOUNT DEDUCTED



-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Insured Term Rider       Monthly on the           Current Charge:          Rates per $1000 of Insurance Risk for
(Cost of Insurance)      Deduction Day                                     the First Year of Coverage:
                                                                           Minimum: $0.0243(1)
                                                                           Maximum: $36.7685(2)

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       RATES PER $1000 OF INSURANCE RISK FOR
                                                                           FIRST YEAR OF COVERAGE:
                                                                           MINIMUM: $0.0884(3)
                                                                           MAXIMUM: $45.0595(2)

                         ----------------------------------------------------------------------------------------
                                                  Sample Charge for a 46   Rates per $1000 of Insurance Risk for
                                                  year-old male non-       First Year of Coverage:
                                                  smoker (guaranteed       Current: $0.1091
                                                  issue)                   Guaranteed: $0.4277

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Cash Value Enhancement   Not applicable           Current Charge:          No Charge
Rider

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       NO CHARGE

-----------------------------------------------------------------------------------------------------------------


---------
(1)   Sample charge for a female preferred non-smoker age 25.
(2) Sample charge for a male sub-standard smoker age 80 (fully underwritten) -- Table 10.
(3)   Sample charge for a female age 20.

                            FUND CHARGES AND EXPENSES

The next tables describe the Fund fees and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund's Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.

The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2006. The second table shows each Fund's fees and expenses, as a percentage of average daily net assets, as of December 31, 2006, unless otherwise noted. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES


                                                                         MINIMUM    MAXIMUM
                                                                         -------    -------


TOTAL ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
  Fund assets, including management fees, distribution and/or service
  fees (12b-1) fees, and other expenses)                                  0.30%      6.03%


FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                                                                                                      NET TOTAL
                                                                                                                        ANNUAL
                                                                                                                      OPERATING
                                          DISTRIBUTION              TOTAL    CONTRACTUAL FEE                           EXPENSES
                                             AND/OR                 ANNUAL        WAIVER           NET TOTAL          INCLUDING
                              MANAGEMENT     SERVICE      OTHER   OPERATING   AND/OR EXPENSE         ANNUAL        UNDERLYING FUND
FUND:                             FEE     (12b-1) FEES  EXPENSES   EXPENSES   REIMBURSEMENT   OPERATING EXPENSES*     EXPENSES *
-----                         ----------  ------------  --------  ---------  ---------------  -------------------  ---------------


AIM VARIABLE INSURANCE
  FUNDS -- SERIES I
  AIM V.I. International
     Growth Fund............     0.72%          --        0.39%     1.11%           --        1.11%(1)

                                                                                                                      NET TOTAL
                                                                                                                        ANNUAL
                                                                                                                      OPERATING
                                          DISTRIBUTION              TOTAL    CONTRACTUAL FEE                           EXPENSES
                                             AND/OR                 ANNUAL        WAIVER           NET TOTAL          INCLUDING
                              MANAGEMENT     SERVICE      OTHER   OPERATING   AND/OR EXPENSE         ANNUAL        UNDERLYING FUND
FUND:                             FEE     (12b-1) FEES  EXPENSES   EXPENSES   REIMBURSEMENT   OPERATING EXPENSES*     EXPENSES *
-----                         ----------  ------------  --------  ---------  ---------------  -------------------  ---------------

AMERICAN FUNDS INSURANCE
  SERIES -- CLASS 2
  American Funds Global
     Growth Fund............     0.55%        0.25%       0.03%     0.83%           --        0.83%
  American Funds Growth
     Fund...................     0.32%        0.25%       0.02%     0.59%           --        0.59%
  American Funds Growth-
     Income Fund............     0.27%        0.25%       0.01%     0.53%           --        0.53%
DELAWARE VIP
  TRUST -- STANDARD CLASS
  Delaware VIP Small Cap
     Value Series...........     0.72%          --        0.11%     0.83%           --        0.83%
DREYFUS VARIABLE INVESTMENT
  FUND -- INITIAL SHARES
  Dreyfus Variable
     Investment Fund
     Appreciation
     Portfolio..............     0.75%        0.00%       0.07%     0.82%           --        0.82%
  Dreyfus Variable
     Investment Fund
     Developing Leaders
     Portfolio..............     0.75%        0.00%       0.09%     0.84%           --        0.84%(3)
FIDELITY(R) VARIABLE
  INSURANCE
  PRODUCTS -- SERVICE CLASS
  2
  VIP Contrafund(R)
     Portfolio..............     0.57%        0.25%       0.09%     0.91%           --        0.91%
  VIP Mid Cap Portfolio.....     0.57%        0.25%       0.11%     0.93%           --        0.93%
  VIP Overseas Portfolio....     0.72%        0.25%       0.16%     1.13%           --        1.13%
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
  Franklin Small-Mid Cap
     Growth Securities
     Fund -- Class 2+.......     0.48%        0.25%       0.30%     1.03%         0.01%       1.02%(2)
  Templeton Developing
     Markets Securities
     Fund -- Class 2........     1.23%        0.25%       0.24%     1.72%           --        1.72%
  Templeton Foreign
     Securities
     Fund -- Class 2........     0.63%        0.25%       0.18%     1.06%         0.03%       1.03%(2)
  Templeton Global Income
     Securities
     Fund -- Class 1........     0.56%          --        0.16%     0.72%           --        0.72%
JANUS ASPEN
  SERIES -- SERVICE SHARES
  Global Technology
     Portfolio..............     0.64%        0.25%       0.21%     1.10%           --        1.10%(3)
  Worldwide Growth
     Portfolio+.............     0.60%        0.25%       0.05%     0.90%           --        0.90%(4)
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
  Legg Mason Partners
     Variable Aggressive
     Growth
     Portfolio -- Class
     I++....................     0.75%          --        0.02%     0.77%           --        0.77%
  Legg Mason Partners
     Variable Capital &
     Income
     Portfolio -- Class I...     0.75%          --        0.08%     0.83%           --        0.83%
  Legg Mason Partners
     Variable Equity Index
     Portfolio -- Class I...     0.31%          --        0.02%     0.33%           --        0.33%
  Legg Mason Partners
     Variable Fundamental
     Value
     Portfolio -- Class I...     0.75%          --        0.02%     0.77%           --        0.77%
  Legg Mason Partners
     Variable International
     All Cap Opportunity
     Portfolio+++...........     0.85%          --        0.09%     0.94%           --        0.94%
  Legg Mason Partners
     Variable Investors
     Portfolio -- Class I...     0.65%          --        0.07%     0.72%           --        0.72%
  Legg Mason Partners
     Variable Large Cap
     Growth
     Portfolio -- Class
     I++....................     0.75%          --        0.04%     0.79%           --        0.79%

                                                                                                                      NET TOTAL
                                                                                                                        ANNUAL
                                                                                                                      OPERATING
                                          DISTRIBUTION              TOTAL    CONTRACTUAL FEE                           EXPENSES
                                             AND/OR                 ANNUAL        WAIVER           NET TOTAL          INCLUDING
                              MANAGEMENT     SERVICE      OTHER   OPERATING   AND/OR EXPENSE         ANNUAL        UNDERLYING FUND
FUND:                             FEE     (12b-1) FEES  EXPENSES   EXPENSES   REIMBURSEMENT   OPERATING EXPENSES*     EXPENSES *
-----                         ----------  ------------  --------  ---------  ---------------  -------------------  ---------------

  Legg Mason Partners
     Variable Social
     Awareness Portfolio++..     0.66%          --        0.12%     0.78%           --        0.78%
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST
  Legg Mason Partners
     Variable Government
     Portfolio -- Class
     I++....................     0.55%          --        0.13%     0.68%           --        0.68%
  Legg Mason Partners
     Variable Strategic Bond
     Portfolio -- Class I...     0.65%          --        0.16%     0.81%           --        0.81%
MET INVESTORS SERIES
  TRUST(5)
  Batterymarch Mid-Cap Stock
     Portfolio -- Class A...     0.70%          --        0.11%     0.81%           --        0.81%(6)
  BlackRock High Yield
     Portfolio -- Class A...     0.60%          --        0.32%     0.92%           --        0.92%(7)
  BlackRock Large-Cap Core
     Portfolio -- Class E...     0.63%        0.15%       0.22%     1.00%           --        1.00%(8)
  Harris Oakmark
     International
     Portfolio -- Class A...     0.78%          --        0.13%     0.91%           --        0.91%
  Janus Forty
     Portfolio -- Class A...     0.65%          --        0.06%     0.71%           --        0.71%(9)
  Loomis Sayles Global
     Markets
     Portfolio -- Class A...     0.70%          --        0.12%     0.82%           --        0.82%(10)
  Lord Abbett Bond Debenture
     Portfolio -- Class A...     0.50%          --        0.04%     0.54%           --        0.54%
  Lord Abbett Growth and
     Income
     Portfolio -- Class B...     0.50%        0.25%       0.03%     0.78%           --        0.78%
  Lord Abbett Mid-Cap Value
     Portfolio -- Class B...     0.68%        0.25%       0.07%     1.00%           --        1.00%
  Met/AIM Capital
     Appreciation
     Portfolio -- Class A...     0.77%          --        0.09%     0.86%           --        0.86%(11)
  Met/AIM Small Cap Growth
     Portfolio -- Class A...     0.87%          --        0.06%     0.93%           --        0.93%(12)
  MFS(R) Emerging Markets
     Equity
     Portfolio -- Class A...     1.04%          --        0.29%     1.33%         0.03%       1.30%(13)
  MFS(R) Research
     International
     Portfolio -- Class B+..     0.72%        0.25%       0.14%     1.11%           --        1.11%
  Neuberger Berman Real
     Estate
     Portfolio -- Class A...     0.64%          --        0.04%     0.68%           --        0.68%
  PIMCO Inflation Protected
     Bond Portfolio -- Class
     A......................     0.50%          --        0.05%     0.55%           --        0.55%
  Third Avenue Small Cap
     Value
     Portfolio -- Class B...     0.74%        0.25%       0.04%     1.03%           --        1.03%
METROPOLITAN SERIES FUND,
  INC.(14)
  BlackRock Aggressive
     Growth
     Portfolio -- Class D...     0.72%        0.10%       0.06%     0.88%           --        0.88%
  BlackRock Bond Income
     Portfolio -- Class A...     0.39%          --        0.07%     0.46%         0.01%       0.45%(15)
  BlackRock Diversified
     Portfolio -- Class A+..     0.44%          --        0.07%     0.51%           --        0.51%
  BlackRock Money Market
     Portfolio -- Class A...     0.34%          --        0.04%     0.38%         0.01%       0.37%(16)
  Capital Guardian U.S.
     Equity
     Portfolio -- Class A+..     0.66%          --        0.06%     0.72%           --        0.72%
  FI Large Cap
     Portfolio -- Class A...     0.78%          --        0.06%     0.84%           --        0.84%(17)
  FI Value Leaders
     Portfolio -- Class D...     0.64%        0.10%       0.07%     0.81%           --        0.81%

                                                                                                                      NET TOTAL
                                                                                                                        ANNUAL
                                                                                                                      OPERATING
                                          DISTRIBUTION              TOTAL    CONTRACTUAL FEE                           EXPENSES
                                             AND/OR                 ANNUAL        WAIVER           NET TOTAL          INCLUDING
                              MANAGEMENT     SERVICE      OTHER   OPERATING   AND/OR EXPENSE         ANNUAL        UNDERLYING FUND
FUND:                             FEE     (12b-1) FEES  EXPENSES   EXPENSES   REIMBURSEMENT   OPERATING EXPENSES*     EXPENSES *
-----                         ----------  ------------  --------  ---------  ---------------  -------------------  ---------------

  MetLife Conservative
     Allocation
     Portfolio -- Class B...     0.10%        0.25%       0.09%     0.44%         0.09%       0.35%                0.96%(18)
  MetLife Conservative to
     Moderate Allocation
     Portfolio -- Class B...     0.10%        0.25%       0.02%     0.37%         0.02%       0.35%                1.00%(18)
  MetLife Moderate
     Allocation
     Portfolio -- Class B...     0.10%        0.25%       0.01%     0.36%         0.01%       0.35%                1.05%(18)
  MetLife Moderate to
     Aggressive Allocation
     Portfolio -- Class B...     0.10%        0.25%       0.01%     0.36%         0.01%       0.35%                1.10%(18)
  MetLife Aggressive
     Allocation
     Portfolio -- Class B...     0.10%        0.25%       0.07%     0.42%         0.07%       0.35%                1.10%(18)
  MetLife Stock Index
     Portfolio -- Class A...     0.25%          --        0.05%     0.30%         0.01%       0.29%(19)
  MFS(R) Total Return
     Portfolio -- Class F...     0.53%        0.20%       0.05%     0.78%           --        0.78%(20)
  Oppenheimer Global Equity
     Portfolio -- Class B...     0.53%        0.25%       0.09%     0.87%           --        0.87%
  Russell 2000(R) Index
     Portfolio -- Class A...     0.25%          --        0.11%     0.36%         0.01%       0.35%(21)
  T. Rowe Price Large Cap
     Growth
     Portfolio -- Class B+..     0.60%        0.25%       0.08%     0.93%           --        0.93%
  Western Asset Management
     U.S. Government
     Portfolio -- Class A...     0.50%          --        0.07%     0.57%           --        0.57%
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE
  CLASS
  Low Duration Portfolio....     0.25%          --        0.40%     0.65%           --        0.65%
  Total Return Portfolio....     0.25%          --        0.40%     0.65%           --        0.65%
PIONEER VARIABLE CONTRACTS
  TRUST -- CLASS II
  Pioneer Mid Cap Value VCT
     Portfolio..............     0.65%        0.25%       0.06%     0.96%           --        0.96%
PUTNAM VARIABLE
  TRUST -- CLASS IB
  Putnam VT Discovery Growth
     Fund+..................     0.70%        0.25%       0.55%     1.50%           --        1.50%
ROYCE CAPITAL FUND
  Royce Micro-Cap
     Portfolio..............     1.25%          --        0.06%     1.31%           --        1.31%
  Royce Small-Cap
     Portfolio..............     1.00%          --        0.08%     1.08%           --        1.08%
THE MERGER FUND VL..........     1.25%          --        4.78%     6.03%         4.63%       1.40%(22)


---------
* Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
+ Closed to new investors. Certain Funds have been subject to a merger, substitution or other change. Please see Appendix B -- "Additional Information Regarding Funds" for more information.
++ Fees and expenses for this Portfolio are based on the Portfolio's fiscal year ended October 31, 2006.

---------
(1) Other Expenses include 0.01% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.
(2) Other Expenses include 0.01% for the Franklin Small-Mid Cap Growth Securities Fund, 0.03% for the Templeton Foreign Securities Fund, of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year. The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange Commission (SEC).
(3) Other Expenses include 0.02% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.
(4) The Portfolio pays an investment advisory fee rate that may adjust up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the management fee rate shown in the table by a variable of up to 0.15%, assuming constant assets. The management fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Because a fee waiver will have a positive effect upon the Portfolio's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
(5) Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year.
(6) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year.
(7) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.
(8) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year. This is a new share class for this Portfolio. Operating expenses are estimated based on the expenses of the Class A shares of the Portfolio.
(9) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year.
(10) The fees and expenses shown in the table are annualized, based on the Portfolio's May 1, 2006 start date.
(11) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year. The Portfolio's fiscal year end has been changed from 10/31 to 12/31. The fees and expenses shown are for the Portfolio's last fiscal year ended October 31, 2006.
(12) The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.
(13) Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 1.30%, excluding 12b-1 fees. The fees and expenses shown in the table are annualized, based on the Portfolio's May 1, 2006 start date.
(14) Other Expenses have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
(15) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion.
(16) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.
(17) The Management Fee has been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
(18) These Portfolios are "funds of funds" that invest substantially all of their assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolios invest in other underlying portfolios, each Portfolio will also bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The weighted average of the total operating expenses of the underlying portfolios, after any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 0.61% for the MetLife Conservative Allocation Portfolio, 0.65% for the MetLife Conservative to Moderate Allocation Portfolio, 0.70% for the MetLife Moderate Allocation Portfolio, 0.75% for the MetLife Moderate to Aggressive Allocation Portfolio and 0.75% for the MetLife Aggressive Allocation Portfolio. The total operating expenses of the Portfolios, including the weighted average of the total operating expenses of the underlying portfolios, before any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 1.05% for the MetLife Conservative Allocation Portfolio, 1.02% for the MetLife Conservative to Moderate Allocation Portfolio, 1.07% for the MetLife Moderate Allocation Portfolio, 1.11% for the MetLife Moderate to Aggressive Allocation Portfolio and 1.18% for the MetLife Aggressive Allocation Portfolio. Contract and Policy Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A Contract or Policy Owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by MetLife Advisers, LLC. (See the fund prospectus for a description of each Portfolio's target allocation.) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit net total annual operating expenses of the Portfolio to 0.10%, excluding 12b-1 fees.
(19) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio to 0.243%.
(20) The Management Fee has been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
(21) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio to 0.243%. Other Expenses include 0.02% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year
(22) The Adviser has agreed to reduce its fees and reimburse The Merger Fund VL to the extent total annualized expenses exceed 1.40% of average daily net assets. The agreement expires July 1, 2013.

             DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNT AND FUNDS

--------------------------------------------------------------------------------

                              THE INSURANCE COMPANY

METLIFE INSURANCE COMPANY OF CONNECTICUT is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

The Company is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, 185 Asylum Street, Hartford, Connecticut 06103-3415.

                 THE SEPARATE ACCOUNT AND ITS INVESTMENT OPTIONS

Under Connecticut law, MetLife Insurance Company of Connecticut sponsors a separate account: the MetLife of CT Fund UL III for Variable Life Insurance ("FUND UL III"). Separate accounts are primarily designed to keep policy assets separate from other company assets. Premium Payments that you invest in the Investment Options are deposited in Fund UL III. The income, gains, and losses are credited to, or charged against Fund UL III without regard to the income, gains or losses from any other Investment Option or from any other business of the Company.

The MetLife of CT Fund UL III for Variable Life Insurance was established on January 15, 1999 under the laws of Connecticut and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account."

Fund UL III is divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Fund of the same name. Fund UL III purchases shares of the Funds at net asset value (i.e., without a sales charge) and receives all dividends and capital gains distributions from each Fund, and reinvests in additional shares of that Fund. Finally, the assets of Fund UL III may not be used to pay any liabilities of the Company other than those arising from the Policies, and the Company is obligated to pay all amounts promised to Policy Owners under the Policy.

                                    THE FUNDS

The Funds offered through this Policy are listed below. From time to time we may make new Funds available. Some Funds may not be available in certain states. Each Fund is a portfolio of an open-end, management investment company that is registered under the Investment Company Act of 1940. These Funds are not publicly traded and are offered only through variable annuity contracts, variable life insurance products, and maybe in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Fund.

We select the Funds offered through this product based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure and brand recognition, performance and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or subadviser is one of our affiliates or whether the Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. For additional information on these arrangements, see "Payments We Receive." We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Contract Value if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant allocations from Policy Owners. In some cases, we have included Funds based on recommendations made by broker-dealer firms.

WE DO NOT PROVIDE INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR POLICY RESULTING FROM PERFORMANCE OF THE FUNDS YOU HAVE CHOSEN.

If investment in the Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for purposes of the Policy, or for any other reason in our sole discretion, we may substitute another Fund or Funds without your consent. The substituted Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Premiums, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Funds to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.

In certain circumstances, the Company's ability to remove or replace a Fund may be limited by the terms of a five-year agreement between MetLife, Inc. (MetLife) and Legg Mason, Inc. (Legg Mason) relating to the use of certain Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which the Company can remove a Fund, which in some cases, may differ from the Company's own selection criteria. In addition, during the term of the agreement, subject to the Company's fiduciary and other legal duties, the Company is generally obligated in the first instance to consider Funds advised by Legg Mason affiliates in seeking to make a substitution for a Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. (Citigroup) as part of MetLife's acquisition of The Travelers Insurance Company (now MetLife Insurance Company of Connecticut) and The Travelers Life and Annuity Company (now MetLife Life and Annuity Company of Connecticut) from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason. The agreement also obligates Legg Mason to continue making payments to the Company with respect to Funds advised by Legg Mason affiliates, on the same terms provided for in administrative services agreements between Citigroup's asset management affiliates and the Travelers insurance companies that predated the acquisition.

PAYMENTS WE RECEIVE. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC, and Met Investors Advisory LLC) or subadviser of a Fund, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. These payments may be derived, in whole or in part, from the advisory fees deducted from Fund assets. Policy Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. See the Funds' prospectus for more information. The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or their affiliates) may pay the Company more than others. These percentages currently range up to .50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

The Company and/or certain of its affiliated insurance companies have joint ownership interests in its affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are formed as "limited liability companies." The Company's ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Funds. The Company will benefit accordingly from assets allocated to the Funds to the extent they result in profits to the advisers. (See "Fund Fees and Expenses" for information on the management fees paid by the Funds and the Fund's Statement of Additional Information for information on the management fees paid by the advisers to the subadvisers.)

Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Fund's prospectus. (See "Fund Fees and Expenses" and "Distribution and Compensation.") The payments are deducted from the assets of the Funds and are paid to us or our distributor, MetLife Investors Distribution Company. These payments decrease the Fund's investment return.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution and Compensation.")

Each Fund has different investment objectives and risks. The Fund prospectuses contain more detailed information on each Fund's investment strategy, investment advisers and its fees. YOU MAY OBTAIN A FUND PROSPECTUS BY CALLING 1-732-602-6400 OR THROUGH YOUR REGISTERED REPRESENTATIVE. We do not guarantee the investment results of the Funds.


             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------


AIM VARIABLE INSURANCE
  FUNDS -- SERIES I
  AIM V.I. International Growth    To provide long-term growth of     A I M Advisors, Inc.
     Fund                          capital.
AMERICAN FUNDS INSURANCE
  SERIES -- CLASS 2
  American Funds Global Growth     Seeks capital appreciation         Capital Research and Management
     Fund                          through stocks.                    Company
  American Funds Growth Fund       Seeks capital appreciation         Capital Research and Management
                                   through stocks.                    Company
  American Funds Growth-Income     Seeks both capital appreciation    Capital Research and Management
     Fund                          and income.                        Company
DELAWARE VIP TRUST -- STANDARD
  CLASS
  Delaware VIP Small Cap Value     Seeks capital appreciation.        Delaware Management Company
     Series
DREYFUS VARIABLE INVESTMENT
  FUND -- INITIAL SHARES
  Dreyfus Variable Investment      Seeks long-term capital growth     The Dreyfus Corporation
     Fund Appreciation Portfolio   consistent with the preservation   Subadviser: Fayez Sarofim & Co.
                                   of capital.  Its secondary goal
                                   is current income.
  Dreyfus Variable Investment      Seeks capital growth.              The Dreyfus Corporation
     Fund Developing Leaders
     Portfolio
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- SERVICE CLASS 2
  VIP Contrafund(R) Portfolio      Seeks long-term capital            Fidelity Management & Research
                                   appreciation.                      Company
  VIP Mid Cap Portfolio            Seeks long-term growth of          Fidelity Management & Research
                                   capital.                           Company
  VIP Overseas Portfolio           Seeks long-term growth of          Fidelity Management & Research
                                   capital.                           Company
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
  Franklin Small-Mid Cap Growth    Seeks long-term capital growth.    Franklin Advisers, Inc.
     Securities Fund -- Class 2+
  Templeton Developing Markets     Seeks long-term capital            Templeton Asset Management Ltd.
     Securities Fund -- Class 2    appreciation.
  Templeton Foreign Securities     Seeks long-term capital growth.    Templeton Investment Counsel, LLC
     Fund -- Class 2                                                  Subadviser: Franklin Templeton
                                                                      Investment Management Limited
  Templeton Global Income          Seeks high current income,         Franklin Advisers, Inc.
     Securities Fund -- Class 1    consistent with preservation of
                                   capital, with capital
                                   appreciation as a secondary
                                   consideration.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

JANUS ASPEN SERIES -- SERVICE
  SHARES
  Global Technology Portfolio      Seeks long-term capital growth.    Janus Capital Management LLC
  Worldwide Growth Portfolio+      Seeks long-term growth of capital  Janus Capital Management LLC in a manner consistent with the
                                   preservation of capital.
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
  Legg Mason Partners Variable     Seeks capital appreciation.        Legg Mason Partners Fund Advisor,
     Aggressive Growth                                                LLC
     Portfolio -- Class I                                             Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks total return (that is a      Legg Mason Partners Fund Advisor,
     Capital & Income              combination of income and long-    LLC
     Portfolio -- Class I          term capital appreciation).        Subadviser: ClearBridge Advisors,
                                                                      LLC and Western Asset Management
                                                                      Company
  Legg Mason Partners Variable     Seeks investment results that,     Legg Mason Partners Fund Advisor,
     Equity Index                  before expenses, correspond to     LLC
     Portfolio -- Class I          the price and yield performance    Subadviser: Batterymarch
                                   of the S&P 500 Index.              Financial Management
  Legg Mason Partners Variable     Seeks long-term capital growth.    Legg Mason Partners Fund Advisor,
     Fundamental Value             Current income is a secondary      LLC
     Portfolio -- Class I          consideration.                     Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks total return on its assets   Legg Mason Partners Fund Advisor,
     International All Cap         from growth of capital and         LLC
     Opportunity Portfolio+*       income.                            Subadviser: Brandywine Global
                                                                      Investment Management, LLC
  Legg Mason Partners Variable     Seeks long-term growth of          Legg Mason Partners Fund Advisor,
     Investors Portfolio -- Class  capital. Current income is a       LLC
     I                             secondary objective.               Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks long-term growth of          Legg Mason Partners Fund Advisor,
     Large Cap Growth              capital.                           LLC
     Portfolio -- Class I                                             Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks long-term capital            Legg Mason Partners Fund Advisor,
     Social Awareness Portfolio    appreciation and retention of net  LLC
                                   investment income.                 Subadviser: Legg Mason Investment
                                                                      Counsel, LLC
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST
  Legg Mason Partners Variable     Seeks high current return          Legg Mason Partners Fund Advisor,
     Government                    consistent with preservation of    LLC
     Portfolio -- Class I          capital.                           Subadviser: Western Asset
                                                                      Management Company
  Legg Mason Partners Variable     Seeks to maximize total return,    Legg Mason Partners Fund Advisor,
     Strategic Bond                consistent with the preservation   LLC
     Portfolio -- Class I          of capital.                        Subadviser: Western Asset
                                                                      Management Company

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

MET INVESTORS SERIES TRUST
  Batterymarch Mid-Cap Stock       Seeks growth of capital.           Met Investors Advisory LLC
     Portfolio -- Class A                                             Subadviser: Batterymarch
                                                                      Financial Management
  BlackRock High Yield             Seeks to maximize total return,    Met Investors Advisory LLC
     Portfolio -- Class A          consistent with income generation  Subadviser: BlackRock Financial
                                   and prudent investment             Management, Inc.
                                   management.
  BlackRock Large-Cap Core         Seeks long-term capital growth.    Met Investors Advisory LLC
     Portfolio -- Class E                                             Subadviser: BlackRock Advisors,
                                                                      LLC
  Harris Oakmark International     Seeks long-term capital            Met Investors Advisory LLC
     Portfolio -- Class A          appreciation.                      Subadviser: Harris Associates
                                                                      L.P.
  Janus Forty Portfolio -- Class   Seeks capital appreciation.        Met Investors Advisory LLC
     A                                                                Subadviser: Janus Capital
                                                                      Management LLC
  Loomis Sayles Global Markets     The Portfolio seeks high total     Met Investors Advisory LLC
     Portfolio -- Class A          investment return through a        Subadviser: Loomis, Sayles &
                                   combination of capital             Company, L.P.
                                   appreciation and income.
  Lord Abbett Bond Debenture       Seeks to provide high current      Met Investors Advisory LLC
     Portfolio -- Class A          income and the opportunity for     Subadviser: Lord, Abbett & Co.
                                   capital appreciation to produce a  LLC
                                   high total return.
  Lord Abbett Growth and Income    Seeks long-term growth of capital  Met Investors Advisory LLC
     Portfolio -- Class B          and current income without         Subadviser: Lord, Abbett & Co.
                                   excessive fluctuations in the      LLC
                                   market value.
  Lord Abbett Mid-Cap Value        Seeks capital appreciation         Met Investors Advisory LLC
     Portfolio -- Class B          through investments primarily in   Subadviser: Lord, Abbett & Co.
                                   equity securities which are        LLC
                                   believed to be undervalued in the
                                   marketplace.
  Met/AIM Capital Appreciation     Seeks capital appreciation.        Met Investors Advisory LLC
     Portfolio -- Class A                                             Subadviser: AIM Capital
                                                                      Management, Inc.
  Met/AIM Small Cap Growth         Seeks long-term growth of          Met Investors Advisory LLC
     Portfolio -- Class A          capital.                           Subadviser: AIM Capital
                                                                      Management, Inc.
  MFS(R) Emerging Markets Equity   Seeks capital appreciation.        Met Investors Advisory LLC
     Portfolio -- Class A                                             Subadviser: Massachusetts
                                                                      Financial Services Company
  MFS(R) Research International    Seeks capital appreciation.        Met Investors Advisory LLC
     Portfolio -- Class B+                                            Subadviser: Massachusetts
                                                                      Financial Services Company
  Neuberger Berman Real Estate     Seeks to provide total return      Met Investors Advisory LLC
     Portfolio -- Class A          through investment in real estate  Subadviser: Neuberger Berman
                                   securities, emphasizing both       Management, Inc.
                                   capital appreciation and current
                                   income.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  PIMCO Inflation Protected Bond   Seeks to provide maximum real      Met Investors Advisory LLC
     Portfolio -- Class A          return, consistent with            Subadviser: Pacific Investment
                                   preservation of capital and        Management Company LLC
                                   prudent investment management.
  Third Avenue Small Cap Value     Seeks long-term capital            Met Investors Advisory LLC
     Portfolio -- Class B          appreciation.                      Subadviser: Third Avenue
                                                                      Management
METROPOLITAN SERIES FUND, INC.
  BlackRock Aggressive Growth      Seeks maximum capital              MetLife Advisers, LLC
     Portfolio -- Class D          appreciation.                      Subadviser: BlackRock Advisors,
                                                                      LLC
  BlackRock Bond Income            Seeks competitive total return     MetLife Advisers, LLC
     Portfolio -- Class A          primarily from investing in        Subadviser: BlackRock Advisors,
                                   fixed-income securities.           LLC
  BlackRock Diversified            Seeks high total return while      MetLife Advisers, LLC
     Portfolio -- Class A+         attempting to limit investment     Subadviser: BlackRock Advisors,
                                   risk and preserve capital.         LLC
  BlackRock Money Market           Seeks a high level of current      MetLife Advisers, LLC
     Portfolio -- Class A          income consistent with             Subadviser: BlackRock Advisors,
                                   preservation of capital.           LLC
  Capital Guardian U.S. Equity     Seeks long-term growth of          MetLife Advisers, LLC
     Portfolio -- Class A+         capital.                           Subadviser: Capital Guardian
                                                                      Trust Company
  FI Large Cap Portfolio -- Class  Seeks long-term growth of          MetLife Advisers, LLC
     A                             capital.                           Subadviser: Fidelity Management &
                                                                      Research Company
  FI Value Leaders                 Seeks long-term growth of          MetLife Advisers, LLC
     Portfolio -- Class D          capital.                           Subadviser: Fidelity Management &
                                                                      Research Company
  MetLife Conservative Allocation  Seeks high level of current        MetLife Advisers, LLC
     Portfolio -- Class B          income, with growth of capital as
                                   a secondary objective.
  MetLife Conservative to          Seeks high total return in the     MetLife Advisers, LLC
     Moderate Allocation           form of income and growth of
     Portfolio -- Class B          capital, with a greater emphasis
                                   on income.
  MetLife Moderate Allocation      Seeks a balance between a high     MetLife Advisers, LLC
     Portfolio -- Class B          level of current income and
                                   growth of capital, with a greater
                                   emphasis on growth of capital.
  MetLife Moderate to Aggressive   Seeks growth of capital.           MetLife Advisers, LLC
     Allocation
     Portfolio -- Class B
  MetLife Aggressive Allocation    Seeks growth of capital.           MetLife Advisers, LLC
     Portfolio -- Class B
  MetLife Stock Index              Seeks to equal the performance of  MetLife Advisers, LLC
     Portfolio -- Class A          the Standard & Poor's 500          Subadviser: MetLife Investment
                                   Composite Stock Price Index.       Advisors Company, LLC
  MFS(R) Total Return              Seeks a favorable total return     MetLife Advisers, LLC
     Portfolio -- Class F          through investment in a            Subadviser: Massachusetts
                                   diversified portfolio.             Financial Services Company
  Oppenheimer Global Equity        Seeks capital appreciation.        MetLife Advisers, LLC
     Portfolio -- Class B                                             Subadviser: OppenheimerFunds,
                                                                      Inc.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  Russell 2000(R) Index            Seeks to equal the return of the   MetLife Advisers, LLC
     Portfolio -- Class A          Russell 2000 Index.                Subadviser: MetLife Investment
                                                                      Advisors Company, LLC
  T. Rowe Price Large Cap Growth   Seeks long-term growth of capital  MetLife Advisers, LLC
     Portfolio -- Class B+         and, secondarily, dividend         Subadviser: T. Rowe Price
                                   income.                            Associates, Inc.
  Western Asset Management U.S.    Seeks to maximize total return     MetLife Advisers, LLC
     Government                    consistent with preservation of    Subadviser: Western Asset
     Portfolio -- Class A          capital and maintenance of         Management Company
                                   liquidity.
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE CLASS
  Low Duration Portfolio           Seeks maximum total return,        Pacific Investment Management
                                   consistent with preservation of    Company LLC
                                   capital and prudent investment
                                   management.
  Total Return Portfolio           Seeks maximum total return,        Pacific Investment Management
                                   consistent with preservation of    Company LLC
                                   capital and prudent investment
                                   management.
PIONEER VARIABLE CONTRACTS
  TRUST -- CLASS II
  Pioneer Mid Cap Value VCT        Seeks capital appreciation by      Pioneer Investment Management,
     Portfolio                     investing in a diversified         Inc.
                                   portfolio of securities
                                   consisting primarily of common
                                   stocks.
PUTNAM VARIABLE TRUST -- CLASS IB
  Putnam VT Discovery Growth       Seeks long-term growth of          Putnam Investment Management, LLC
     Fund+                         capital.
ROYCE CAPITAL FUND
  Royce Micro-Cap Portfolio        Seeks long-term growth of          Royce & Associates, LLC
                                   capital.
  Royce Small-Cap Portfolio        Seeks long-term growth of          Royce & Associates, LLC
                                   capital.
THE MERGER FUND VL                 Seeks to achieve capital growth    Westchester Capital Management,
                                   by engaging in merger arbitrage.   Inc.


---------
+ Closed to new investors. Certain closed Funds have been subject to a merger, substitution or other change. Please see Appendix B -- "Additional Information Regarding Funds" for more information.

                                  VOTING RIGHTS

The Company is the legal owner of Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain instructions on how to vote Fund shares from Policy Owners who have chosen the corresponding Investment Option. Accordingly, we will send you proxy materials and voting instructions. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Policy Owners, in the same proportion as shares for which we received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of the vote.

Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual or semi-annual report to Policy Owners.

                              CONFLICTS OF INTEREST

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to qualified plans. Due to differences in redemption rates, tax treatment or other considerations, the interests of various shareholders participating in a Fund could conflict. Each will be monitored for the existence of any material conflicts by its Board of Directors to determine what action, if any, should be taken. The prospectuses for the Funds have more details.

                                THE FIXED ACCOUNT
                      (MAY NOT BE AVAILABLE IN ALL STATES)

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the General Account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

You may allocate some of your Net Premium Payments and transfer some of your Contract Value to the Fixed Account, subject to certain restrictions. (See "Transfers.") We credit the portion of Contract Value allocated to the Fixed Account with interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined at our sole discretion and declared at the beginning of each calendar quarter and guaranteed only for that quarter. The interest rate will be included in your quarterly statements.

Under the Fixed Account, which is part of the Company's General Account, we assume the risk of investment gain or loss and guarantee a specified interest rate. The investment gain or loss of the Separate Account, the Investment Options or the Funds does not affect the Fixed Account portion of the Policy Owner's Contract Value. The Fixed Account will not share in the investment performance of our General Account. See the Transfers section for information on restrictions on transfers into and out of the Fixed Account.

                          POLICY CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.

The SERVICES AND BENEFITS we provide include:

     - the ability for you to make withdrawals and surrenders under the Policies;

     -    the ability for you to obtain a loan under the Policies;

     -    the Death Benefit paid on the death of the Insured;

     - making available a variety of Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing);

     - administration of the various elective options available under the Policies; and

     -    the distribution of various reports to Policy Owners.

The COSTS AND EXPENSES we incur include:

     - expenses associated with underwriting applications and increases in the Stated Amount;

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;

     - sales and marketing expenses including commission payments to your sales agent; and

     -    other costs of doing business.

RISKS we assume include:

     - that the Insured may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected; and

     - that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

                             CHARGES AGAINST PREMIUM

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (NET PREMIUM PAYMENT) among the Investment Options and the Fixed Account.

     - FRONT-END SALES EXPENSE CHARGE: We deduct a front-end sales charge from each Premium Payment received. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent. The Sales Expense Charge is summarized in the chart below.


                 SALES EXPENSE CHARGES ON A      SALES EXPENSE CHARGES ON A
                        CURRENT BASIS                 GUARANTEED BASIS
                ----------------------------    ----------------------------
                UP TO TARGET    ABOVE TARGET    UP TO TARGET    ABOVE TARGET
POLICY YEARS       PREMIUM         PREMIUM         PREMIUM         PREMIUM
------------    ------------    ------------    ------------    ------------


Years 1 -- 7          7%             0%              9%              5%
  Years 8+          3.5%             0%              9%              5%


Currently, 2.25% of the Sales Expense Charge is designed to compensate the Company for STATE PREMIUM TAXES owed by the Company associated with the receipt of Premium Payments, which cost is borne by the Policy Owner. These taxes vary from state to state and currently range from 0.75% to 3.50%. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction. Likewise, 1.25% of the Sales Expense Charge (up to Target Premium) is designed to compensate us for FEDERAL TAXES (federal deferred acquisition cost charge) associated with the receipt of Premium Payments, which cost is borne by the Policy Owner.

                         CHARGES AGAINST CONTRACT VALUE

MONTHLY DEDUCTION AMOUNT: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option's values attributable to the Policy and the Fixed Account. We deduct the amount on the first day of each Policy Month (the DEDUCTION DATE). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of (1) the Cost of Insurance Charge, (2) the Policy Administrative Expense Charge, and (3) charges for any Riders . These are described below.

     - COST OF INSURANCE CHARGE: The cost of insurance charge is the primary charge under your Policy for the life insurance protection (Coverage Amount) we provide you. THE COVERAGE AMOUNT IS EQUAL TO THE AMOUNT INSURED LESS THE CONTRACT VALUE. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses. The amount of the cost of insurance charge depends on: (1) the amount of life insurance coverage; (2) the Contract Value of your Policy on the date of the deduction; and (3) the current cost per dollar for insurance coverage.

     - There are maximum or GUARANTEED COST OF INSURANCE RATES associated with your Policy that are shown on the Policy Summary page of your Policy. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of the Insured.

     - The CURRENT COST OF INSURANCE RATES are based on the age, risk class and gender (unless unisex rates are required) of the Insured, as well as the method of underwriting we use in connection with processing your application for a Policy (See "Applying for a Policy"). The current rates are less than or equal to the guaranteed rates and they will never exceed the guaranteed rates in the future. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency. Nothing in the Policy will be affected by our actual mortality and expenses experienced under Policies issued. We will determine the current rates for the initial base Stated Amount and for each increase to the Stated Amount at the start of each Policy Year and will guarantee them for that Policy Year. Any change that we make in the current rates will be on a uniform basis for Insureds of the same age, sex, duration and rate class.

     - POLICY ADMINISTRATIVE EXPENSE CHARGE: A $5.00 fee. (current and guaranteed)

     - CHARGES FOR RIDERS: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.

     -    SURRENDER CHARGES: There is no surrender charge.

                      CHARGES AGAINST THE SEPARATE ACCOUNT
             (NOT ASSESSED ON CONTRACT VALUES IN THE FIXED ACCOUNT)

MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge for mortality and expense risks from the assets in the Investment Options. The mortality risk assumed under the Policies is that the Insured may not live as long as expected. The expense risk charge assumed is that the expenses incurred in issuing and administering the Policies may be greater than expected. In addition, a portion of the mortality and expense risk charge may be used to pay sales commissions and expenses.


                M&E CHARGE ON A     M&E CHARGE ON A
                 CURRENT BASIS     GUARANTEED BASIS
POLICY YEARS        (ANNUAL)           (ANNUAL)
------------    ---------------    ----------------


   1 -- 4            0.45%               0.75%
   5 -- 20           0.25%               0.75%
21 and after         0.05%               0.75%


                                  FUND CHARGES

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds. See the "Fee Tables" section in this prospectus and the Fund company prospectuses for information on the Fund charges.

                 MODIFICATION, RESERVED RIGHTS AND OTHER CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of Policies on the lives of certain employees, or in other situations where groups of Policies will be purchased at one time. We may modify (increase, decrease or eliminate) the mortality and expense risk charge, front-end sales charges and monthly policy administrative expense charges in such arrangements to reflect the increased or decreased sales expenses, administrative costs and/or mortality and expense risks we expect to incur as a result of sales to a particular group. We will not modify these charges in ways that will be unfairly discriminatory to any person.

We reserve the right to charge for transfers, Dollar Cost Averaging, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.

                               POLICY DESCRIPTION

--------------------------------------------------------------------------------

The Policy is both an insurance product and a security. The Policy is first and foremost a life insurance policy with death benefits, contract values and other features traditionally associated with life insurance. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease to reflect the performance of the Funds and/or the Fixed Account that you direct your Net Premium Payments to. The Policy is non-participating, which means the Company will not pay dividends on the Policy.

                              APPLYING FOR A POLICY

To purchase a Policy, an APPLICATION on the Insured must be submitted to us with information that includes:

     -    Requested Stated Amount (minimum of $50,000)

     -    Death Benefit Option

     -    Beneficiary

     -    Investment Option selections, and

     -    Rider selections.

Policies generally will be issued only on the life of an Insured between the ages of 20-80. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insured and may require medical examinations and additional information about the proposed Insured before the application is approved. There are three types of underwriting available under the Policy. We decide which type to use based on the total number of eligible possible Insureds within the eligible group for whom a Policy could be purchased and the percentage of those Insureds for whom a Policy is actually purchased. The three types of underwriting are:

     - Guaranteed Issue -- requires the least evidence of insurability and rating classification.

     - Simplified Underwriting -- requires more evidence of insurability and rating classification.

     - Full Underwriting -- requires the most evidence of insurability and rating classification.

An Insured who qualifies for standard or preferred risk classification under full underwriting may pay higher cost of insurance rates if simplified underwriting or guaranteed issue is applied.

A Policy will be issued only after the underwriting process is completed to our satisfaction (ISSUE DATE). The POLICY DATE (shown on the Policy Summary) is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy years). If you pay your initial premium with your application, we will deposit that premium in a non-interest bearing account during the underwriting period.

We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured.

                       RIGHT TO CANCEL (FREE LOOK PERIOD)

An applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of

     (1)  10 days after delivery of the Policy to the Policy Owner, or

     (2)  45 days of completion of the Policy application, or

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

     (4)  later if required by state law.

Depending on state law, we will refund either:

     (1)  All Premium Payments less any Outstanding Loans, or

     (2) The Contract Value of the Policy on the date we received the returned Policy, plus any charges and expenses that were deducted, less any Outstanding Loans.

During the Right to Cancel period, we allocate Net Premium Payments to the BlackRock Money Market Portfolio or equivalent money market portfolio unless you purchase a Policy in a state that permits us to refund Contract Value. If you purchase the Policy in a state that permits us to refund Contract Value, we will invest your Net Premium Payments in the Investment Options you select during the Right to Cancel period.

                              WHEN COVERAGE BEGINS

Except as stated in the Temporary Insurance Agreement, no insurance will take effect prior to the later of the Issue Date or the Policy Date shown on the Policy Summary. Insurance issued will take effect on the later of the Issue Date of the Policy Date shown on the Policy Summary if, on the later of the Policy Date or the Issue Date, the health and other conditions relating to insurability remain complete and true as described in the application.

You may request a Policy Date of up to twelve months prior to the Issue Date for the purpose of preserving a younger Age, or other reasons, subject to our administrative procedures and state laws (a "back-dated policy"). In many but not all cases, a younger Age will result in a smaller Planned Premium and lower cost of insurance charges. However, we will deduct the Monthly Deduction Amount under the Policy beginning on the Policy Date even though insurance coverage will not be effective until the Issue Date of the Policy.

                    INCOME TAX FREE 'SECTION 1035' EXCHANGES

You can generally exchange one life insurance policy for another in a 'tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for
Section 1035 treatment, you may have to pay federal income tax on the gain and potentially an early withdrawal or other penalty on the exchange. You should not exchange an existing life insurance policy for this one unless you determine, after knowing all the facts and consultation with a tax adviser, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                             OWNERSHIP/POLICY RIGHTS

The POLICY OWNER is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy while the Insured is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

     -    Assigning the Policy

          The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before assigning the Policy.

     -    Receiving the Maturity Benefit

          If the Insured is living on the Maturity Date, we will pay you the Contract Value of the Policy as of the Maturity Date, less any:

          1.   Outstanding Loan;

          2.   Monthly Deduction Amount due but not paid; and

          3. Amount payable to an assignee under a collateral assignment of the Policy.

          Upon maturity, insurance ends and we have no further obligation under the Policy.

     -    Changing or Revoking a Beneficiary

          The BENEFICIARY is named in the Policy application and is the person who receives the Death Benefit when the Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

          Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while the Insured is living and while your Policy is in force by writing us at our Administrative Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.

     -    Decreases in the Stated Amount of Insurance

          You may request a decrease in the Stated Amount after the first Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:

          1.   against the most recent increase in the Stated Amount;

          2.   to other increases in the reverse order in which they occurred;
               and

          3.   to the initial Stated Amount.

          A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income.

          We will send you a supplemental Policy Summary reflecting any change. We reserve the right to limit the number of decreases to the Stated Amount to one each Policy Year.

     -    Changing the Death Benefit Option

          After the first Policy Year, if the Insured is still alive you may change the Death Benefit Option by sending a written request to the Company. The Stated Amount will be adjusted so the Coverage Amount remains level. There is no other direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of the Coverage Amount. The Cost of Insurance Charge, which is based on the Coverage Amount, may be different in the future. The following changes in Death Benefit Options are permissible: Options 1-2, Options 2-1 and Options 3-1.

          If the option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the option is changed from Option 2 to Option 1, the Stated Amount will be increased by the amount of the Contract Value at the time of the option change. If the option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change.

          It is not permitted to change from Option 3 to Option 2, from Option 1 to Option 3 and from Option 2 to Option 3.

     - Increases in the Stated Amount (requires additional underwriting approval)

          You may request an increase to the Stated Amount after the first Policy Year and prior to the Policy Anniversary on which the Insured is age 80. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. We will require you to submit a new application and evidence of insurability in consideration of the attained age of the Insured at the time the increase is requested. The effective date of any increase in Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the applicant.

          We reserve the right to limit the number of increases to the Stated Amount to one each Policy Year.

Written requests for changes should be sent to our Administrative Office. Some of these Policy changes may have tax consequences. You should consult a tax adviser before requesting any of these changes.

                                    PREMIUMS

--------------------------------------------------------------------------------

               AMOUNT, FREQUENCY AND DURATION OF PREMIUM PAYMENTS

The Policy allows you to choose the amount and frequency (e.g., monthly, semi-annually, annually) of your Premium Payments within certain guidelines (PLANNED PREMIUM). The amount of your Premium Payment will vary based on factors including: the age, sex and rating classification of the Insured. The minimum initial premium we will accept is the amount necessary to pay the Monthly Deduction Amount due.

Prior to the Maturity Date, you may request a change in the amount and frequency of your Planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage.

You may make Premium Payments by:

     - mailing a check, payable to MetLife Insurance Company of Connecticut, to: MetLife Insurance Company of Connecticut, Specialized Benefit Resources, at our Administrative Office;

     - by direct checking account deductions (you must complete a pre-authorization collection form) (this method of premium payment is not currently available); or

     -    by wire transfer.

We do not accept Premium Payments made in cash or by money orders. The form in which we receive a Premium Payment may determine how soon subsequent disbursement requests may be fulfilled. See "Other Policy Information - Payment and Suspension of Valuation."

If you do not make your Planned Premium Payment on schedule, your policy may lapse. In addition, even if you make your Planned Premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In either of these cases, before your Policy lapses your Policy will be in default and a GRACE PERIOD will begin. Thirty days after the default happens we will send you a lapse notice stating the amount due to keep the Policy in effect and the date by which you must pay it. If the Insured dies during the Grace Period before you have paid the required premium, we will still pay the Death Benefit under the Policy although we will reduce the Death Benefit proceeds by any Monthly Deduction Amount due and the amount of any Outstanding Loans. If the required Premium Payment is not paid within 31 days (subject to state law) after the notice is sent, the Policy will lapse.

                         ALLOCATION OF PREMIUM PAYMENTS

During the underwriting period, any Net Premium Payments we receive will be placed in a non-interest bearing account. On the Policy Date we will allocate your Net Premium Payments to the Investment Options and Fixed Account in the percentages you indicate on the application (premium allocation instructions). However, if state law requires us to return Premium Payments if you exercise your right to cancel the Policy during the Right to Cancel period, then, we will allocate your Net Premium Payments to the BlackRock Money Market Portfolio or equivalent money market portfolio from the Policy Date until the end of the Right to Cancel period, and thereafter to the Investment Options and Fixed Account you selected.

Any allocation must be at least 5% and must be a whole percentage. We are not currently enforcing these restrictions but reserve the right to do so in the future.

You may change your Premium Payment allocation instructions upon written request to us (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future Premium Payments will be allocated in accordance with the new allocation, unless we receive contrary written instructions.

Unless underwriting is required, we will process a Premium Payment or other transaction as of the next computed Accumulation Unit Value of an Investment Option following our receipt of the Premium Payment or other transaction request in good order.

                            VALUES UNDER YOUR POLICY

--------------------------------------------------------------------------------

                                 CONTRACT VALUE

Each Policy has a CONTRACT VALUE that is used as the basis for determining Policy benefits and charges. On each business day your Policy has a Contract Value, which we use to determine how much money is available to you for loans, surrenders and in some cases the Death Benefit.

A Policy's Contract Value is the sum of the values held in the Investment Options, the Fixed Account and the Loan Account. A Policy's Contract Value will change daily, has no guaranteed minimum value and may be more or less than the Premiums paid. We calculate the Policy's Contract Value each day the New York Stock Exchange is open for trading (a VALUATION DATE). The period between successive Valuation Dates is called a VALUATION PERIOD.

The Contract Value will increase or decrease depending on the investment performance of the Investment Options, the Premium Payments you make, the fees and charges we deduct and any Policy transactions (loans, withdrawals, surrenders) you make.

                           INVESTMENT OPTION VALUATION

The value of each Investment Option is measured in ACCUMULATION UNITS. We value each Investment Option on each Valuation Date. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option's Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the corresponding NET INVESTMENT FACTOR (see below) for the Valuation Period just ended. For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.

The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.



                                                                             a
We determine the NET INVESTMENT FACTOR for any Valuation Period using the  ----    - c
  following equation:                                                        b


A is:

     1. the net asset value per share of the Fund held in the Investment Option as of the Valuation Date; plus

     2. the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended; plus or minus

     3. a per-share charge or credit, as we may determine on the Valuation Date for tax reserves; and

B is:

     1. the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date; plus or minus

     2. the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date; and

C is the applicable Investment Option deduction for the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

Net Premium Payments will be credited to your Policy based on the Accumulation Unit Value next determined of the applicable Investment Option after we receive the Premium Payment in good order.

Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Value of the Investment Options involved as of the next Valuation Date after we receive your request for transfer at our Administrative Office.

                             FIXED ACCOUNT VALUATION

The Fixed Account value on the Policy Date is equal to the portion of the initial Net Premium Payment allocated to the Fixed Account. The Fixed Account value on each subsequent day is equal to the Fixed Account value on the preceding day, plus:

     a. Net Premium Payments allocated to the Fixed Account since the preceding day

     b. Amounts transferred to the Fixed Account from the Investment Options and the Loan Account since the preceding day

     c.   Interest credited to the Fixed Account since the preceding day,

     minus:

     d. Amounts transferred out of the Fixed Account to the Investment Options and the Loan Account since the preceding day

     e. Amounts transferred out of the Fixed Account to pay applicable Deduction Amount charges (the portion of the Deduction Amount charged will be based upon the proportion of the Fixed Account value relative to the CONTRACT VALUE) since the preceding day

     f. Any transfer charges that have been deducted from the Fixed Account since the preceding day

     g. Any surrender amounts that have been deducted from the Fixed Account since the preceding day

     h. Any Stated Amount decrease charges that have been deducted from the Fixed Account since the preceding day.

                             LOAN ACCOUNT VALUATION

When you borrow money from us using the Policy as collateral for the loan, we transfer an amount equal to the loan from the Investment Options (pro-rata) to the Loan Account as collateral for that loan. Loan amounts will be transferred from the Fixed Account only if insufficient amounts are available in the Investment Options. You may borrow up to 100% of the Policy's Cash Surrender Value. The value in the Loan Account is charged a fixed rate of interest declared by us that will not exceed 5.00%. We charge this interest in arrears at the end of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually. Currently, we credit the value in the Loan Account 4.40% in Policy Years 1-10, 4.60% in Policy Years 11-20, and 4.75% in Policy Years 21 and later.

When we determine a Policy's Contract Value, the value in the Loan Account (i.e., the amount we transferred from the Investment Options and the Fixed Account to secure the loan, adjusted for any repayments or additional Policy loans) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options and the Fixed Account.

                                    TRANSFERS

--------------------------------------------------------------------------------

                           TRANSFERS OF CONTRACT VALUE

Generally, you may transfer Contract Value among the Investment Options. Transfer requests received at our Administrative Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

MARKET TIMING/EXCESSIVE TRADING

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET.

Frequent requests from Policy Owners to transfer Contract Value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt Fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g. beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e. AIM V.I. International Growth Fund, American Funds Global Growth Fund, BlackRock High Yield Portfolio, Delaware VIP Small Cap Value Series Fund, Dreyfus Variable Investment Fund Developing Leaders Portfolio, Fidelity VIP Overseas Portfolio, Franklin Small-Mid Cap Growth Securities Fund, Harris Oakmark International Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen Worldwide Growth Portfolio, Legg Mason Partners Variable International All Cap Opportunity Portfolio, Legg Mason Partners Variable Strategic Bond Portfolio, Loomis Sayles Global Markets Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS(R) Emerging Markets Equity Portfolio, MFS(R) Research International Portfolio, Oppenheimer Global Equity Portfolio, Royce Microcap Portfolio, Royce Small Cap Portfolio, Russell 2000(R) Index Portfolio, Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund, Templeton Global Income Securities Fund, Third Avenue Small Cap Value Portfolio-the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. In addition, as described below, we intend to treat all American Funds Insurance Series portfolios, that is, American Funds Global Growth Fund, American Funds Growth Fund and American Funds Growth-Income Fund ("American Funds portfolios") as Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if for each category of international, small-cap and high-yield Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Contract Value; and (3) two or more "round-trips" involving any Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

American Funds Monitoring Policy. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; any additional violation will result in the imposition of the transfer restrictions described below. Further, as Monitored Funds, American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions, and transfer restrictions may be imposed upon a violation of either monitoring policy. Although we do not have the operational or systems capability at this time to impose the American Funds monitoring policy and/or to treat all of the American Funds portfolios as Monitored Funds under our policy, we intend to do so in the future.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we will exercise our contractual right to revise, suspend or eliminate transfer privileges, including limiting the acceptable mode of requesting transfers, and thereafter will only accept transfer requests via regular U.S. mail (and overnight delivery services) and will reject transfer requests requested via facsimile, telephone or Internet. This restriction will apply to all Policies within a 'plan' (i.e. arrangements where an employer or trustee will own a group of Policies on the lives of certain employees or in other instances, where a group of Policies will be purchased at one time) unless the employer, trustee or other administrator has the ability to apply a transfer restriction meeting our requirements to individual Policies. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Policy Owners. We may, among other things:

     - reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or

     - reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Fund and there are no arrangements in place to permit any policy owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Fund to restrict or prohibit further allocations or transfers by specific Policy Owners who violate the frequent trading policies established by the Fund.

In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds are generally "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares as a result of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single policy owner. You should read the Fund prospectuses for more details.

We reserve the right to limit the number of free transfers among the Investment Options to six in any Policy Year and to charge a $10 transfer fee for each additional transfer that we allow. We also reserve the right to limit the number of transfers between the Fixed Account and the Separate Account to two in any Policy Year. See below for additional restrictions involving transfers between the Fixed Account and the Separate Account.

   TRANSFER OF CONTRACT VALUE FROM THE FIXED ACCOUNT TO THE INVESTMENT OPTIONS

Transfers from the Fixed Account must be made within 30 days after your Policy Anniversary or semi-anniversary. We reserve the right to limit the amount transferred from the Fixed Account to the Investment Options to 25% of the Contract Value in the Fixed Account. We are not currently enforcing these restrictions but reserve the right to do so in the future.

   TRANSFER OF CONTRACT VALUE FROM THE INVESTMENT OPTIONS TO THE FIXED ACCOUNT

Transfers to the Fixed Account may not be made prior to the first Policy Anniversary or within 12 months of any prior transfer. We reserve the right to restrict the amount transferred to the Fixed Account to 20% of the portion of the Contract Value attributable to the Investment Options at the end of the prior Valuation Period. We reserve the right to refuse transfers to the Fixed Account if the Fixed Account is greater than or equal to 30% of the Contract Value. We are not currently enforcing these restrictions but reserve the right to do so in the future.

                       DOLLAR-COST AVERAGING (DCA PROGRAM)

You may establish automated transfers of CONTRACT VALUE on a monthly or quarterly basis from any Investment Option to any other available Investment Option by completing our DCA authorization form or through other written request acceptable to us. You must have a minimum of $1000 of CONTRACT VALUE to enroll in the DCA Program. The minimum automated transfer amount is $100.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the CONTRACT VALUE, you should consider the risks involved in switching between Investment Options available under this Policy. Dollar-Cost Averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

The Fixed Account is not eligible for participation in the Dollar-Cost Averaging program.

                              PORTFOLIO REBALANCING

This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to periodically, and automatically, reallocate values in your Policy to return your allocation percentages for the Investment Options to the allocation percentages you originally selected. You may participate in the Portfolio Rebalancing Program by completing our rebalancing form.

                                  DEATH BENEFIT

--------------------------------------------------------------------------------

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the death of the Insured. The Death Benefit will be the Amount Insured at the time of death minus any unpaid Monthly Deduction Amount, any Outstanding Loans, and any amount payable to an assignee under a collateral assignment of the Policy.

You may elect one of three Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under any option will be at least the current Stated Amount of the Policy less any Outstanding Loan and unpaid Monthly Deduction Amount. The Amount Insured under any option may vary with the Contract Value of the Policy. Under Option 1 (the "LEVEL OPTION"), the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "MINIMUM AMOUNT INSURED"). Under Option 2 (the "VARIABLE OPTION"), the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3 (the "ANNUAL INCREASE OPTION"), the Amount Insured will be equal to (a) plus
(b) where: (a) is the Stated Amount of the Policy and (b) is the greater of zero and the lesser of (i) and (ii) where (i) is the Option 3 maximum increase shown on the Policy Summary and (ii) is the total Premium Payments less partial surrenders accumulated at the interest rate shown on the Policy Summary; or if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Contract Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured and the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") selected by you at the time of application. (Cash Value Accumulation Test or Guideline Premium Cash Value Corridor Test). The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages for the Guideline Premium Cash Value Corridor Test. For attained ages not shown, the applicable percentages will decrease evenly:


ATTAINED AGE OF
    INSURED        PERCENTAGE
---------------    ----------


      0-40             250
       45              215
       50              185
       55              150
       60              130
       65              120
       70              115
       75              105
      95+              100


Federal tax law imposes another cash funding limitation on cash value life insurance policies that may increase the Minimum Amount Insured shown above. This limitation, known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance policies.

In the Cash Value Accumulation Test, the factors at the end of a Policy Year are set forth in APPENDIX D.

The investment performance of the Funds, expenses and deduction of charges all impact Contract Value. In some circumstances, the Death Benefit may vary with the amount of the Contract Value. Under Death Benefit Option 1, the Death Benefit will vary with the Contract Value whenever the Contract Value multiplied by the applicable

Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount. Under Death Benefit Option 2, the Death Benefit will always vary with the Contract Value because the Death Benefit is equal to the Stated Amount of the Policy plus the Contract Value as of the date of the Insured's death (or if greater, the Minimum Amount Insured as of the date of the Insured's death). Under Death Benefit Option 3, the Death Benefit will vary with the Contract Value whenever the Contract Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount plus Premium Payments paid, minus partial surrenders, accumulated at the specified interest rate. Finally, if the investment performance of the Funds is too low and the Contract Value of your Policy falls below the amount necessary to pay the Monthly Deduction Amount due and you do not send us sufficient Premium Payments, your Policy may lapse and no coverage will be in effect.

                             DEATH BENEFIT EXAMPLES

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under the various Death Benefit Options. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Contract Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no Outstanding Loan.

                         OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

                       OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Contract Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Contract Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Contract Value ($50,000 + $60,000 = $110,000).

                       OPTION 3 -- ANNUAL INCREASE OPTION

In the following examples of an Option 3 Annual Increase Option, the Death Benefit is generally equal to the Stated Amount of $50,000 plus Premium Payments paid minus partial surrenders, accumulated at the specified interest rates.

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($52,650) would be equal to the Stated Amount ($50,000) plus Premium Payments ($2,500) aggregated at 6.00% for one year, unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The Death Benefit would be $100,000 since the Minimum Amount Insured is greater than the Stated Amount plus Premium Payments aggregated at 6.00% for one year ($52,650).

                        CHANGING THE DEATH BENEFIT OPTION

After the first Policy Year, if the Insured is alive you may change the Death Benefit Option by sending a written request to the Company. The following changes in Death Benefit Options are permissible:

     Option 1 -- 2

     Option 2 -- 1

     Option 3 -- 1

It is not permitted to change from Option 3 to 2, Option 1 to 3, and Option 2 to 3.

If the Option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the Option is changed from Option 2 to Option 1, the Stated Amount will be increased by the amount of the Contract Value at the time of the Option change. Such an increase in Stated Amount will not require evidence of insurability. If the Option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change. There are no other direct consequences of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future.

                  PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death at our Administrative Office. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Outstanding Loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. If no Beneficiary is living when the Insured has died, the Death Benefit will be paid to the Policy Owner, if living, otherwise, the Death Benefit will be paid to the Policy Owner's estate.

Subject to state law, if the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply (See "Limits on Right to Contest and Suicide Exclusion"). In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Contract Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Contract Value" for effects of partial surrenders on Death Benefits.)

We will pay policy proceeds in a lump sum. We may defer payment of proceeds which exceed the Contract Value for up to six months from the date of the request for the payment.

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                              BENEFITS AT MATURITY

--------------------------------------------------------------------------------

If your Policy is in effect on the Maturity Date, we will pay the Policy's Contract Value less any Outstanding Loan, any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy.

                                 OTHER BENEFITS

--------------------------------------------------------------------------------

                                 EXCHANGE OPTION

Once the Policy is in effect, during the first 24 months you may choose to irrevocably transfer all Contract Value in the Investment Options to the Fixed Account (subject to state law). Upon election of this option, no future transfers to the Investment Options will be permitted. All future Premium Payments will be allocated to the Fixed Account. No evidence of insurability is required to exercise this option. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any Outstanding Loan must be repaid before we will make an exchange.

              INSURED TERM RIDER (SUPPLEMENTAL INSURANCE BENEFITS)

You may choose to purchase the Insured Term Rider as an addition to the Policy.

Combining a policy and a rider, sometimes known as "blending," may be more economical than adding another policy or increasing face amount of the base policy. Depending on your circumstances, it may, conversely, be more economical to provide an amount of insurance coverage through a base policy alone. Many life insurance policies have some flexibility in structuring the face amount, the death benefit, and premium payments in targeting the contract values based on your particular needs.

Under certain circumstances, combining a Policy with an Insured Term Rider may result in a combined face amount equal to the face amount of a single Policy. Adding a rider or riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

Combining a Policy with an Insured Term Rider may lower costs and may improve accumulated value accrual for the same amount of death benefit. However, in general, your Policy is being used to informally fund certain executive benefits. Adding an Insured Term Rider does not necessarily reduce the cost of offering benefits to your executives.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your Policy's face amount that is made up of base Policy and Insured Term Rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional illustrations showing the effects of different proportions of Policy and rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.

We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your policy values would vary over time based on different assumptions.

                          CASH VALUE ENHANCEMENT RIDER

You also may choose to add the Cash Value Enhancement Rider to the Policy. There is no charge for the Rider. The Rider provides a benefit called the Cash Value Enhancement. The Cash Value Enhancement benefit is an amount in addition to the Cash Surrender Value that the Company may pay you if you surrender the Policy during a certain time frame set forth in the Rider. The maximum amount of the benefit for each Policy Year is set forth on a schedule in the Rider, and is a percentage of cumulative premiums paid less partial surrenders. The payment of the benefit is NOT guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions in pricing. The benefit will not be payable if the Policy has been assigned or is being exchanged in connection with a tax-exempt change under Section 1035.

                                POLICY SURRENDERS

--------------------------------------------------------------------------------

You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. (See "Tax Treatment of Policy Benefits.")

                                 FULL SURRENDER

You may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the Beneficiary's consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Administrative Office. The Cash Surrender Value is the Contract Value, minus any Outstanding Loans. We will pay you within seven
(7) days after we receive your request in good order. The Policy will terminate on the date we receive your request in good order.

                                PARTIAL SURRENDER

You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered pro rata from all your selected Investment Options and the Fixed Account, unless you give us other written instructions. When you request a partial surrender, the portion of the Contract Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Contract Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. We will pay you within seven days after we receive your request in good order at our Administrative Office.

In addition to reducing the Policy's Contract Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. We will reduce the Stated Amount by the amount necessary to prevent any increase in the Coverage Amount. We may require you to return the Policy to record this reduction.

You may request a partial surrender only after the first Policy Year. While we are not currently enforcing this restriction, we reserve our right to do so in the future.

                                  POLICY LOANS

--------------------------------------------------------------------------------

While the Policy is in force, you may borrow money using the Policy as the sole security (collateral) for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. (See "Federal Tax Considerations.")

                                 LOAN CONDITIONS

     - You may borrow up to 100% of the Policy's Cash Surrender Value as of the date we receive the written loan request in good order. We charge you interest on the amount of the loan.

     - The loan request must be at least $500, except where state law requires a different minimum.

     - To secure the loan, we transfer an amount equal to the loan from the Investment Options (pro-rata by assets) to the Loan Account. Loan amounts will be transferred from the Fixed Account only when insufficient amounts are available in the Investment Options.

     - We charge interest on the outstanding amount of your loan(s), and you must pay this interest in arrears at the end of each Policy Year. The annual effective loan interest rate charged is 5.00%. Interest not paid when due will be added to the amount of the loan. We will transfer an amount equal to the unpaid loan interest from the Investment Options to the Loan Account as security for the loan. If you have an Outstanding Loan and request a second loan, we will add the amount of Outstanding Loan to the loan request.

     - Amounts in the Loan Account are guaranteed to earn interest at a rate of at least 4% per year in arrears. Currently, the annual effective loan interest rate credited is 4.40% in years 1-10, 4.60% in years 11-20 and 4.75% in years 21 and later.

     - We normally pay the amount of the loan within seven (7) days of our receipt of the written loan request. We may postpone the payment of the loans under certain conditions.

     - You may repay all or a part of your Outstanding Loans at any time while the Insured is alive by sending the repayment to our Administrative Office.

     - Unless you request otherwise, we will apply any payment that we receive while there is a loan on the Policy as follows: first, towards repayment of any loan interest due; next, towards repayment of the loan principal; and last, as a Premium Payment to the Policy.

     - As you repay the loan, we deduct the amount of the repayment from the Loan Account and credit the payment to the Investment Options based on which Investment Option(s) you took the loan from. Also, we will deduct the amount of the repayment from the Loan Account and credit the repayment to the Fixed Account based on the proportion of the Fixed Account value relative to the Policy's Contract Value as of the date we receive the loan request.

     - We will deduct any unpaid loan amount, including interest you owe, from your Contract Value when you surrender the Policy and from the Death Benefit proceeds if they become payable.

     - If any unpaid loan amount, including any interest you owe, equals or exceeds the Contract Value, causing the Cash Surrender Value of your Policy to become zero, then your Policy will enter a 31-day grace period, subject to state law. (See "Lapse and Reinstatement.")

                                EFFECTS OF LOANS

A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the Investment Options and may not be credited with the same interest rates currently accruing on amounts allocated to the Fixed Account. Amounts transferred from an Investment Option to the Loan Account will affect the value that was in that Investment Option because we credit such amounts with an interest rate we declare, rather than with a rate of return reflecting the investment results of that Investment Option.

There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. (See "Tax Treatment of Policy Benefits.") You should consult a tax adviser before taking out a loan.

We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.

                             LAPSE AND REINSTATEMENT

--------------------------------------------------------------------------------

                                      LAPSE

Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due. Generally, the amount due to keep the Policy in effect will be all Monthly Deduction Amounts past due plus premium at least equal to the following three Monthly Deduction Amounts and the amount to repay or restore any Outstanding Loans.

                                  GRACE PERIOD

After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law) the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

As long as there is an Outstanding Loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Outstanding Loan as a repayment of the Outstanding Loan and not as an additional Premium Payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the Contract Value held in our Loan Account to the Investment Options and/or Fixed Account, thereby increasing the Cash Surrender Value and potentially preventing a lapse.

If the Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any Outstanding Loan.

                                  REINSTATEMENT

You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:

     (1) the Policy was not surrendered for cash and it is before the Maturity Date;

     (2)  you furnish us with acceptable evidence of insurability;

     (3)  you pay all past due Monthly Deduction Amounts;

     (4) you pay Premium Payments equaling the next three Monthly Deduction Amounts (subject to state law); and

     (5)  you pay the amount of any Outstanding Loan.

Upon reinstatement, the Policy's Contract Value, prior to applying any premiums or loan repayments will be the Contract Value at the end of the Grace Period. The effective date of the reinstated policy will be the Deduction Date on or following the date the application for reinstatement is approved by us. Unless it is specified otherwise, all amounts will be allocated based on the Fund allocation factors in effect at the start of the Grace Period.

                           FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including but not limited to the tax status of the Policy Owner and the tax treatment of the Policy (whether it is a modified endowment contract). This tax treatment is highly complex. The following SUMMARY PROVIDES A GENERAL DESCRIPTION OF THE MATERIAL FEDERAL TAX CONSEQUENCES to the Policy Owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the U.S. Treasury ("Treasury") and the Internal Revenue Service ("IRS"). The Company cannot guarantee that those laws or interpretations will remain unchanged.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS THAT MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX OR LEGAL ADVISER SHOULD BE CONSULTED.

IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.

                      POTENTIAL BENEFITS OF LIFE INSURANCE

Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:

     - INCOME TAX-FREE DEATH BENEFITS (e.g., the Death Benefit under the Policy, including the portion attributable to the increase in value based on the Investment Options, may pass to your Beneficiary free of income taxes if the requirements of IRC Section 101 are satisfied.)

     - INCOME TAX-FREE GROWTH OF CONTRACT VALUE (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred until withdrawn, and as mentioned above, will not be subject to federal income taxes if paid as a Death Benefit.)

     - INCOME TAX-FREE ACCESS TO CONTRACT VALUE THROUGH LOANS AND/OR WITHDRAWALS (e.g., under certain circumstances, such as where you adhere to certain premium limits, a Policy Owner may access cash from the Policy through a withdrawal, up to the tax basis, or a loan without facing tax consequences.)

Whether and how these benefits may be utilized is largely governed by Sections 7702, 7702A, 817 and 101 of the Internal Revenue Code ("IRC" or the "CODE"). These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

     -    A definition of a life insurance contract.

     -    Diversification requirements for separate account assets.

     - Limitations on policy owner's control over the assets in a separate account.

     - Guidelines to determine the maximum amount of premium that may be paid into a policy.

     -    Limitations on withdrawals from a policy.

     - Qualification testing for all life insurance policies that have cash value features.

                            TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under SECTION 7702 of the Code. Complying with either the cash value accumulation test or the guideline premium cash value corridor test set forth in IRC Section 7702 will satisfy this definition. Guidance as to how IRC Section 7702 is to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above.

The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

In addition to meeting the definition of a life insurance contract in IRC
Section 7702, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be "adequately diversified" pursuant to SECTION 817(H) of the IRC.

The Separate Account, through the Funds, intends to comply with these requirements. Although the Company does not control the Funds, the Company intends to monitor the investments of the Funds to ensure compliance with the diversification requirements.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, a proportionate share of the income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets IF THE CONTRACT OWNER POSSESSES INCIDENTS OF OWNERSHIP IN THOSE SEPARATE ACCOUNT ASSETS, such as the ability to exercise investment control over the assets. While we believe that the Policy does not give the Policy Owner investment control over the Separate Account assets, we reserve the right to modify the Policy as necessary to prevent a Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.

                        TAX TREATMENT OF POLICY BENEFITS

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

IN GENERAL

The Company believes that the DEATH BENEFIT UNDER THE POLICY WILL BE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY under IRC Section 101(a)(1), unless the Policy has been transferred for value and no exception to the transfer for value rules set forth in IRC Section 101 (a)(2) applies.

In the case of employer-owned life insurance as defined in IRC Section 101(j), the amount excludable from gross income is limited to premiums paid unless the policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the policy. These rules apply to policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of Death Benefits, it is advisable to consult tax counsel.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Contract Value, including increments thereof, until there is a distribution. (See discussion of "Modified Endowment Contracts" below.) Depending on the circumstances, the exchange of one life insurance policy for another, a change in the policy's face amount, a change in the policy's death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, such actions may have federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

THE TAX CONSEQUENCES OF DISTRIBUTION FROM, AND LOANS TAKEN FROM OR SECURED BY, A POLICY DEPEND ON WHETHER THE POLICY IS CLASSIFIED AS A "MODIFIED ENDOWMENT CONTRACT."

MODIFIED ENDOWMENT CONTRACTS (MEC)

Special tax considerations apply to "Modified Endowment Contracts" (MEC). A MEC is defined under tax law as ANY POLICY THAT SATISFIES THE PRESENT DEFINITION OF A LIFE INSURANCE CONTRACT FOR FEDERAL TAX PURPOSES BUT WHICH FAILS TO SATISFY A 7-PAY TEST AS SET FORTH IN THE IRC SECTION 7702A. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun to determine whether the policy constitutes a MEC. A decrease to the Stated Amount of the Policy may cause a retest under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any POLICY ISSUED IN EXCHANGE FOR A MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

LOANS AND PARTIAL WITHDRAWALS from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner's investment in the policy) immediately before the distribution.

The law also imposes an additional 10% TAX ON PRE-DEATH DISTRIBUTIONS (including loans, collateral assignments, partial withdrawals and full surrenders) FROM MECS to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC (and therefore not taxable at the time of the distribution) could later become taxable as a distribution from a MEC if due to subsequent changes to the Policy, it later becomes a MEC.

For purpose of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner's gross income at the time of a distribution from any such contract.

The death benefit of a MEC remains excludable from the gross income of the beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the Contract Value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the MEC after age 59 1/2 will have the same tax consequences as life insurance policies generally as described above in the section entitled "Tax Treatment of Policy Benefits."

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

Distributions from a policy that is not classified as a MEC are generally TREATED AS FIRST RECOVERING THE INVESTMENT IN THE POLICY (DESCRIBED BELOW) AND THEN, ONLY AFTER THE RETURN OF ALL SUCH INVESTMENT IN THE POLICY, AS DISTRIBUTING TAXABLE INCOME. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC
Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as taxable distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a full surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal advisor before effecting any change to a policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing under which the Policy is pledged as security or otherwise serves as collateral, the interest paid on loans will generally not be tax deductible.

INVESTMENT IN THE POLICY

Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner

(except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of IRC Section 101(j) may limit the amount of the Death Benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Furthermore there have been recent proposals to restrict the tax advantages of corporate owned life insurance that are currently under considerations by Congress. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax or legal adviser.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to policy owners since the Company is the owner of the assets from which the tax benefits are derived.

                            OTHER TAX CONSIDERATIONS

--------------------------------------------------------------------------------

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

                               INSURABLE INTEREST

The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for federal income tax purposes. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured's death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for federal income tax purposes. It is the responsibility of the Policy Owner, not the Company, to determine the existence of insurable interest in the life of the Insured under applicable state law.

                           THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company's obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for federal income taxes that may be attributable to the Separate Account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the Separate Account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Account.

                             ALTERNATIVE MINIMUM TAX

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.

                           DISTRIBUTION & COMPENSATION

--------------------------------------------------------------------------------

                                  DISTRIBUTION

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. The Company has appointed MetLife Investors Distribution Company ("MLIDC") to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. Prior to October 20, 2006, the principal underwriter and distributor was MLI Distribution LLC, which merged with and into MLIDC on that date. MLIDC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company reimburses MLIDC for expenses MLIDC incurs in distributing the Policies (e.g., commissions payable to retail broker-dealers who sell the Policies). MLIDC does not retain any fees under the Policies; however, MLIDC may receive 12b-1 fees from the Funds.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Policies but are exempt from registration. Applications for the Policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company intends to offer the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies are offered on a continuous basis.

We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Small Capitalization Fund, the American Funds Growth Fund and the American Funds Growth-Income Fund for services it provides in marketing the Fund's shares in connection with the Policy.

                                  COMPENSATION

Broker-dealers having selling agreements with MLIDC and the Company are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. Instead, you indirectly pay for sales and distribution expenses through overall charges and fees assessed under your Policy. For example, any profits the Company may realize through assessing the mortality and expense risk charge under your Policy may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or MLIDC may receive from the Funds.

Compensation is a factor in setting pricing under the Policies, and as disclosed in the "Modifications, Reserved Rights and Other Charges" sub-section of this prospectus, the Company has the ability to customize pricing in relation to the compensation payable to distributors for particular cases and the payments anticipated to be received for providing administrative, marketing and other support and services to the Funds.

We generally pay compensation as a percentage of Premium Payments invested in the Policy ("commissions"). In addition, we pay periodic asset-based commission based on all or a portion of the Contract Value. To the extent permitted by NASD rules and other applicable laws and regulations, MLIDC may pay or allow other promotional incentives or payments in the form of cash or other compensation. The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined above, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. When these additional payments are taken into account, the amount of overall compensation, including both commissions and additional compensation as outlined below, is not expected to exceed 40% of the premium paid in the first Contract Year or 15% of premiums paid in Contract Years 2-4. After Contract Year 4, the maximum compensation will not exceed 10% of premiums paid plus 0.50% of the current Contract Value. The preceding expected maximum overall compensation rates are based on the assumption that the broker-dealers who have selling agreements with MLIDC will have clients that make a certain minimum amount of premium payments over the course of the year. If this assumption proves to be inaccurate, the actual overall compensation rates may be higher than the preceding expected maximum overall compensation rates.

SALE OF VARIABLE LIFE POLICIES BY ENTITIES HAVING OTHER CONTRACTUAL RELATIONSHIPS WITH THE COMPANY. The Company and MLIDC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more of the Funds which may be offered under the Policies. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC. MetLife Investment Funds Management LLC, MetLife Advisers LLC and Met Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Policies.

SALE OF VARIABLE LIFE INSURANCE BY AFFILIATES OF THE COMPANY. The Company and MLIDC may offer the Policies through retail broker-dealers that are affiliates of the Company, including Tower Square Securities, Inc., MetLife Securities, Inc., Metropolitan Life Insurance Company, Walnut Street Securities, Inc. and New England Securities Corporation. The compensation paid to affiliated broker-dealer firms for sales of the Policies is generally not expected to exceed, on a present value basis, the percentages described above. These broker-dealer firms pay their registered representatives all or a portion of the commissions received for their sales of Policies; some firms may retain a portion of commissions. The amount the broker-dealer firms pass on to their registered representatives is determined in accordance with their internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financing arrangements, marketing support, medical and other insurance benefits, retirement benefits, and other benefits. For registered representatives of certain affiliates, the amount of this additional cash compensation is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by the Company or its affiliates. The managers who supervise these registered representatives may also be entitled to additional cash compensation based on the sale of proprietary products by their representatives. Because the additional cash compensation paid to these registered representatives and their managers is primarily based on sales of proprietary products, these registered representatives and their managers have an incentive to favor the sale of proprietary products over other product issued by non-affiliates.

MetLife registered representatives receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. The cash payment is equal to a percentage of the gross dealer concession. For MetLife registered representatives other than those in our MetLife Resources (MLR) Division, the percentage is determined by a formula that takes into consideration the amount of premiums and purchase payments applied to proprietary products that the registered representative sells and services. The percentage could be as high as 100%. (MLR registered representatives receive compensation based upon premiums and purchase payments applied to all products sold and serviced by the representative.) In addition, all MetLife registered representatives are entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor in determining the percentage of gross dealer concession and/or the amount of additional compensation to which MetLife registered representatives are entitled, they have an incentive to favor the sale of proprietary products. In addition, because their sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

The Company's affiliates also offer their registered representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional materials and similar services.

PREFERRED DISTRIBUTION ARRANGEMENTS. The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on: aggregate, net or anticipated sales of the Policies; total assets attributable to sales of the Policies by registered representatives of the broker-dealer firm; the length of time that a Policy owner has owned the Policy; meeting certain sales thresholds; and/or actual or anticipated overhead expenses incurred by the broker-dealer firms in offering the Policies and other variable insurance products offered by the Company or its affiliates. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representative to favor the Company's products. The Company and MLIDC have entered into preferred distribution arrangements with their affiliate Tower Square Securities, Inc., as well as with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. The Company and MLIDC may enter into similar arrangements with their other affiliates New England Securities Corporation, MetLife Securities, Inc. and Walnut Street Securities, Inc. See the Statement of Additional Information - "UNDERWRITING AND DISTRIBUTION AGREEMENTS" for a list of the broker-dealer firms that received such compensation during 2006, as well as the range of additional compensation paid.

                            OTHER POLICY INFORMATION

--------------------------------------------------------------------------------

                              VALUATION AND PAYMENT

You may send your written requests for payment to our Administrative Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump sum within seven days after receipt at our Administrative Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the Insured's death, the amount we pay is as of the end of the Valuation Period during which our Administrative Office receives all required documents. We may pay our Death Benefit proceeds in a lump sum or under an optional payment plan.

               SUSPENSION OF VALUATION AND POSTPONEMENT OF PAYMENT

We reserve the right to suspend valuation and postpone payment of any surrender, partial surrender, policy loan, or death benefit proceeds that involves a determination of Contract Value in the Separate Account in any case whenever:

     (1) the New York Stock Exchange or any stock exchange in which an Investment Option invests is closed (except for customary weekend and holiday closings) or trading on the New York Stock Exchange or other stock exchange is restricted as determined by the SEC or equivalent authority; or

     (2) the SEC has determined that a state of emergency exists so that valuation of the assets in an Investment Option or disposal of securities is not reasonably practicable.

Allocations and transfers to, and deductions and transfers from, an Investment Option may be postponed as described in (1) and (2) above. We reserve the right to suspend or postpone the date of any payment of any benefit or values (including the payments of cash surrenders and policy loans) for up to six months when Contract Value is being withdrawn from the Fixed Account.

We may also withhold payment of proceeds, loan amounts, or surrenders or partial surrender proceeds if any portion of those proceeds would be derived from a Policy Owner's check or pre-authorized checking account deduction that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Policy Owner's check or pre-authorized checking account deduction has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

                                POLICY STATEMENTS

We will maintain all records relating to the Separate Account, the Investment Options and the Fixed Account. At least once each Policy Year, we will send you a statement showing:

     -    the Contract Value, Stated Amount and Amount Insured;

     -    the date and amount of each Premium Payment;

     -    the date and amount of each Monthly Deduction;

     - the amount of any Outstanding Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

     -    the date and amount of any partial surrenders;

     -    the annualized cost of any Riders purchased under the Policy; and

     - a reconciliation since the last report of any change in Contract Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

                LIMITS ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue while sane or insane (subject to state law) the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and
(ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two year period will be measured from the date of reinstatement.

                         MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Administrative Office.

                                 POLICY CHANGES

At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform with any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid. As required by law, we will notify you of any Policy changes.

Once the Policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     -    increases in the Stated Amount of insurance

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     -    decreases in the Stated Amount of insurance

     -    changing the Death Benefit option

     -    changes to the way your Premiums Payments are allocated

     -    changing the Beneficiary (unless irrevocably named)

Written requests for changes may be sent to the Company c/o Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, PA 18104, or directly to the Company at our Administrative Office.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Policy Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Policy to government regulators.

                                LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

In the ordinary course of business, the Company, similar to other insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect on the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of the Company to meet its obligations under the applicable Policy.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

The financial statements of MetLife of CT Fund UL III for Variable Life Insurance included in this Prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

The financial statements of the Separate Account, MetLife of CT Fund UL III for Variable Life Insurance, are attached to this prospectus. The financial statements of the Company are in the Statement of Additional Information. The financial statements of the Company should be considered only as bearing upon its ability to meet its obligations under the Policies.
                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX A

--------------------------------------------------------------------------------

                GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS

ACCUMULATION UNIT -- a standard of measurement used to calculate the value of the Investment Options.

ADMINISTRATIVE OFFICE -- the administrative office of the Company located at Specialized Benefit Resources, 485-B Rt. One South, 4(th) Floor, Iselin, NJ 08830, or other location designated by the Company in writing.

AGE -- the Insured's age as of his or her last birthday on the Policy Date.

AMOUNT INSURED -- Under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "Minimum Amount Insured"). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3, the Amount Insured will generally be equal to the Stated Amount of the Policy, plus Premium Payments minus any partial surrender accumulated at the interest rate shown on the Policy Summary; or, if greater, the Minimum Amount Insured.

ANDESA SERVICES, INC. -- the third party administrator for this product, located at 3435 Winchester Road, Suite 401, Allentown, PA, 18104-2351.

BENEFICIARY (IES) -- the person(s) named to receive the Death Benefit of this Policy after the death of the Insured.

CASE -- a grouping of one or more Policies connected by a non-arbitrary factor. Every Policy issued will be part of a Case. Each Case will have one Policy Owner.

CASH SURRENDER VALUE -- the Contract Value less any Outstanding Loans.

CODE -- the Internal Revenue Code.

COMPANY (ISSUING COMPANY) -- MetLife Insurance Company of Connecticut

CONTRACT VALUE -- the sum of the accumulated value held in the Investment Options plus the Loan Account value and the Fixed Account value attributable to the Policy.

COST OF INSURANCE CHARGE -- a charge that reflects the anticipated mortality of the Insured.

COVERAGE AMOUNT -- the Amount Insured less the Contract Value.

DEATH BENEFIT -- the amount payable to the Beneficiary if this Policy is in force upon the death of the Insured.

DEDUCTION DATE (OR DAY) -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Contract Value.

FIXED ACCOUNT -- part of the General Account of the Company.

FUND -- see Mutual Fund.

GENERAL ACCOUNT -- an account that consists of the Company's assets other than those held in any separate account.

HOME OFFICE -- the home office of the Company located at One Cityplace, 185 Asylum Street, Hartford, Connecticut 06103-3415.

INITIAL PREMIUM PAYMENT -- the first Premium Payment made under the Policy.

INSURANCE COMPANY -- MetLife Insurance Company of Connecticut.

INSURANCE RISK -- is equal to the Coverage Amount.

INSURED -- the person whose life is insured under the Policy.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate Premium Payments or Contract Value. Each Investment Option invests directly in a corresponding Mutual Fund.

INVESTMENT OPTION DEDUCTION -- the charge we deduct from each Investment Option to cover our mortality and expenses risk charges and administrative charges. It is shown on the Policy Summary.

ISSUE DATE -- the date on which the Company issues the Policy for delivery to the Policy Owner.

ISSUING COMPANY -- MetLife Insurance Company of Connecticut.

LOAN ACCOUNT -- an account in the Company's General Account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.

MATURITY BENEFIT -- an amount equal to the Policy's Contract Value, less any Outstanding Loan or unpaid Monthly Deduction Amount or amounts payable to an assignee, payable to the Policy Owner if the Insured is living on the Maturity Date.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required for this Policy to qualify as life insurance under federal tax law. It is a stated percentage of Contract Value determined as of the first day of the Policy Month and is shown in the Policy Summary.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Contract Value, which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any Rider(s).

MUTUAL FUND (OR FUND) -- a registered open-end management investment company or a series thereof that corresponds to an Investment Option. Each Investment Option invests directly in a Mutual Fund of the same name.

NET AMOUNT AT RISK (Coverage Amount) -- the Death Benefit minus the Contract Value at the beginning of each Policy Month.

NET PREMIUM PAYMENT -- the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.

OUTSTANDING LOAN -- the amount owed the Company as a result of policy loans including both principal and accrued interest.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

POLICY --Corporate Owned Variable Universal Life Insurance, a corporate owned variable flexible premium life insurance policy.

POLICY ANNIVERSARY -- an anniversary of the Policy Date.

POLICY DATE -- the date from which we begin charging the Monthly Deduction Amount and used to determine administrative transactions on the Policy (e.g. Deduction Days, Policy Years) -- shown on the Policy Summary.

POLICY MONTH -- twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- each successive twelve-month period; the first beginning with the Policy Date.

PREMIUM PAYMENT -- the amounts you send us to be applied to your Policy.

RIDERS -- supplemental insurance benefits offered under the Policy.

SEPARATE ACCOUNT -- assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.

STATED AMOUNT -- the amount selected by the Policy Owner used to determine the Death Benefit, which may be increased or decreased as described in the Policy.

UNDERWRITING PERIOD -- the time period from when we receive a completed application until the Issue Date.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

WE, US, OUR -- MetLife Insurance Company of Connecticut.

YOU, YOUR -- the owner(s) of the Policy.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX B

--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION REGARDING FUNDS

Some of the Funds listed below were subject to a merger, substitution or other change. The chart below identifies the former name and new name of each of these Funds, and, where applicable, the former name and new name of the trust of which the Fund is part.

FUND NAME CHANGES


                 FORMER NAME                                      NEW NAME
---------------------------------------------  ---------------------------------------------


LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,
  INC.                                           INC.
  Legg Mason Partners Variable International   Legg Mason Partners Variable International
     All Cap Growth Portfolio                       All Cap Opportunity Portfolio
  Legg Mason Partners Variable Social          Legg Mason Partners Variable Social Awareness
     Awareness Stock Portfolio                      Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV     LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV
  Legg Mason Partners Variable Multiple        Legg Mason Partners Variable Capital and
     Discipline Portfolio -- Balanced All Cap       Income Portfolio -- Class I
     Growth and Value Portfolio -- Class I
MET INVESTORS SERIES TRUST                     MET INVESTORS SERIES TRUST
  Janus Capital Appreciation                   Janus Forty Portfolio -- Class A
     Portfolio -- Class A
  Mercury Large-Cap Core Portfolio -- Class A  BlackRock Large-Cap Core Portfolio -- Class A


FUND SHARE CLASS EXCHANGE
The following former Fund share class was exchanged into the new Fund share class.


           FORMER FUND SHARE CLASS                          NEW FUND SHARE CLASS
---------------------------------------------  ---------------------------------------------


MET INVESTORS SERIES TRUST                     MET INVESTORS SERIES TRUST
  BlackRock Large-Cap Core Portfolio -- Class  BlackRock Large-Cap Core Portfolio -- Class E
     A


FUND MERGERS/REORGANIZATIONS
The following former Funds were merged with and into the new Funds.


                 FORMER FUND                                      NEW FUND
---------------------------------------------  ---------------------------------------------


LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
  INC.
  Legg Mason Partners Variable All Cap         Legg Mason Partners Variable Fundamental
     Portfolio -- Class I                           Value Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV
  INC.
  Legg Mason Partners Variable Total Return    Legg Mason Partners Variable Multiple
     Portfolio -- Class I                           Discipline Portfolio -- Balanced All Cap
                                                    Growth and Value Portfolio -- Class I
LEGG MASON PARTNERS INVESTMENT SERIES          LEGG MASON PARTNERS VARIABLE INCOME TRUST
  Legg Mason Partners Variable Government      Legg Mason Partners Variable Government
     Portfolio -- Class A                           Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Investors       Legg Mason Partners Variable Investors
     Portfolio -- Class I                           Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE INCOME TRUST
  INC.
  Legg Mason Partners Variable Strategic Bond  Legg Mason Partners Variable Strategic Bond
     Portfolio -- Class I                           Portfolio -- Class I

                 FORMER FUND                                      NEW FUND
---------------------------------------------  ---------------------------------------------

LEGG MASON PARTNERS VARIABLE PORTFOLIOS II     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Equity Index    Legg Mason Partners Variable Equity Index
     Portfolio -- Class I                           Portfolio -- Class I
  Legg Mason Partners Variable Fundamental     Legg Mason Partners Variable Fundamental
     Value Portfolio -- (Single share class)        Value Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Aggressive      Legg Mason Partners Variable Aggressive
     Growth Portfolio -- (Single share class)       Growth Portfolio -- Class I
  Legg Mason Partners Variable International   Legg Mason Partners Variable International
     All Cap Opportunity Portfolio -- (Single       All Cap Opportunity Portfolio -- (Single
     share class)                                   share class)
  Legg Mason Partners Variable Large Cap       Legg Mason Partners Variable Large Cap Growth
     Growth Portfolio -- (Single share class)       Portfolio -- Class I
  Legg Mason Partners Social Awareness         Legg Mason Partners Social Awareness
     Portfolio -- (Single share class)              Portfolio -- (Single share class)
LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Capital and     Legg Mason Partners Variable Capital and
     Income Portfolio -- Class I                    Income Portfolio -- Class I
METROPOLITAN SERIES FUND, INC.                 MET INVESTORS SERIES TRUST
  Western Asset Management High Yield Bond     BlackRock High Yield Portfolio -- Class A
     Portfolio -- Class A


FUND SUBSTITUTIONS
The following new Funds were substituted for the former Funds.


                 FORMER FUND                                      NEW FUND
---------------------------------------------  ---------------------------------------------


CREDIT SUISSE TRUST                            MET INVESTORS SERIES TRUST
  Emerging Markets Portfolio                   MFS(R) Emerging Markets Equity
                                                    Portfolio -- Class A
DREYFUS STOCK INDEX FUND, INC.                 METROPOLITAN SERIES FUND, INC.
  Dreyfus Stock Index Fund -- Initial Shares   MetLife Stock Index Portfolio -- Class A
DWS INVESTMENTS VIT FUNDS                      METROPOLITAN SERIES FUND, INC.
  DWS Small Cap Index VIP -- Class A           Russell 2000(R) Index Portfolio -- Class A
FIDELITY VARIABLE INSURANCE PRODUCTS           METROPOLITAN SERIES FUND, INC.
  Asset Manager(SM) Portfolio -- Initial       BlackRock Diversified Portfolio -- Class A
     Class
FRANKLIN TEMPLETON VARIABLE INSURANCE          MET INVESTORS SERIES TRUST
  PRODUCTS TRUST
  Templeton Global Asset Allocation -- Class   Loomis Sayles Global Markets
     1                                              Portfolio -- Class A
LORD ABBETT SERIES FUND, INC.                  MET INVESTORS SERIES TRUST
  Growth and Income Portfolio -- Class VC      Lord Abbett Growth and Income
                                                    Portfolio -- Class B
  Mid-Cap Value Portfolio -- Class VC          Lord Abbett Mid-Cap Value Portfolio -- Class
                                                    B
PIMCO VARIABLE INSURANCE TRUST                 MET INVESTORS SERIES TRUST
  Real Return Portfolio -- Administrative      PIMCO Inflation Protected Bond
     Class                                          Portfolio -- Class A
PUTNAM VARIABLE TRUST                          MET INVESTORS SERIES TRUST
  Putnam VT International Equity               MFS(R) Research International
     Fund -- Class IB                               Portfolio -- Class B
PUTNAM VARIABLE TRUST                          MET INVESTORS SERIES TRUST
  Putnam VT Small Cap Value Fund -- Class IB   Third Avenue Small Cap Value
                                                    Portfolio -- Class B
UNIVERSAL INSTITUTIONAL FUNDS, INC.            MET INVESTORS SERIES TRUST
  Emerging Markets Equity Portfolio -- Class   MFS(R) Emerging Markets Equity
     I                                              Portfolio -- Class A

                                   APPENDIX C

--------------------------------------------------------------------------------

       TARGET PREMIUM PER $1,000 OF STATED AMOUNT ALL UNDERWRITING CLASSES
                  STANDARD AND PREFERRED SMOKER AND NON-SMOKER



AGE    MALE     FEMALE    UNISEX
--- --------- --------- ---------


 20  25.49885  21.35312  24.67777
 21  26.25533  22.05852  25.42278
 22  27.04281  22.79038  26.19845
 23  27.86586  23.54970  27.00937
 24  28.72917  24.33773  27.85695
 25  29.63486  25.15422  28.74463
 26  30.58643  26.00205  29.67441
 27  31.58335  26.88113  30.64690
 28  32.62452  27.79141  31.66258
 29  33.71079  28.73438  32.72066
 30  34.84316  29.71150  33.82174
 31  36.02088  30.72326  34.96677
 32  37.24380  31.77143  36.15529
 33  38.51130  32.85823  37.38654
 34  39.82501  33.98300  38.66183
 35  41.18470  35.14808  39.98270
 36  42.59063  36.35310  41.34755
 37  44.04142  37.59596  42.75638
 38  45.53736  38.87592  44.20922
 39  47.07884  40.19069  45.70492
 40  48.66485  41.53957  47.24193
 41  50.29448  42.92135  48.82045
 42  51.96862  44.33684  50.44101
 43  53.68801  45.78699  52.10416
 44  55.45241  47.27608  53.81251
 45  57.26368  48.80417  55.56579
 46  59.12431  50.37449  57.36606
 47  61.03580  51.99103  59.21574
 48  63.00258  53.65371  61.11856
 49  65.02827  55.36365  63.07747
 50  67.11449  57.12257  65.09434
 51  69.26320  58.93024  67.16829
 52  71.47047  60.78640  69.29887
 53  73.73607  62.68726  71.48414
 54  76.05516  64.63067  73.71929
 55  78.42689  66.61974  76.00345
 56  80.85354  68.65902  78.34017
 57  83.34160  70.75893  80.73560
 58  85.90006  72.93427  83.20014
 59  88.53960  75.19989  85.74576
 60  91.26869  77.56483  88.37912

       TARGET PREMIUM PER $1,000 OF STATED AMOUNT ALL UNDERWRITING CLASSES
            STANDARD AND PREFERRED SMOKER AND NON-SMOKER (CONTINUED)

AGE    MALE     FEMALE    UNISEX
--- --------- --------- ---------

 61  94.09169  80.03119  91.10324
 62  97.00755  82.59477  93.91915
 63 100.01297  85.23864  96.81869
 64 103.10493  87.94870  99.79450
 65 106.28342  90.71791 102.84656
 66 109.56101  93.55528 105.98510
 67 112.96034  96.48236 109.23156
 68 116.51614  99.53950 112.62104
 69 120.26554 102.77254 116.19089
 70 124.23658 106.21512 119.96965
 71 128.44465 109.89099 123.97439
 72 132.88796 113.80393 128.20151
 73 137.54435 117.93734 132.63054
 74 142.38323 122.27404 137.23573
 75 147.39278 126.80803 142.00609
 76 152.58944 131.55967 146.95678
 77 158.02373 136.57999 152.13912
 78 163.78802 141.95257 157.64536
 79 169.99253 147.77602 163.58178
 80 176.72991 154.13846 170.04077

                                   APPENDIX D

--------------------------------------------------------------------------------

                      CASH VALUE ACCUMULATION TEST FACTORS



ATTAINED AGE   MALE    FEMALE   UNISEX
------------ -------- -------- --------


     20      633.148% 730.543% 634.793%
     21      614.665% 707.139% 615.976%
     22      596.465% 684.397% 597.468%
     23      578.511% 662.302% 579.276%
     24      560.815% 640.866% 561.389%
     25      543.379% 620.044% 543.820%
     26      526.258% 599.844% 526.602%
     27      509.509% 580.274% 509.766%
     28      493.139% 561.313% 493.352%
     29      477.198% 542.942% 477.377%
     30      461.701% 525.158% 461.850%
     31      446.663% 507.942% 446.790%
     32      432.102% 491.271% 432.212%
     33      418.008% 475.156% 418.110%
     34      404.389% 459.577% 404.476%
     35      391.242% 444.539% 391.322%
     36      378.572% 430.055% 378.643%
     37      366.371% 416.121% 366.432%
     38      354.629% 402.741% 354.688%
     39      343.340% 389.900% 343.405%
     40      332.495% 377.582% 332.568%
     41      322.076% 365.761% 322.159%
     42      312.066% 354.409% 312.160%
     43      302.451% 343.485% 302.548%
     44      293.213% 332.973% 293.311%
     45      284.333% 322.845% 284.430%
     46      275.796% 313.076% 275.889%
     47      267.583% 303.657% 267.670%
     48      259.681% 294.578% 259.759%
     49      252.082% 285.825% 252.148%
     50      244.777% 277.388% 244.833%
     51      237.768% 269.258% 237.808%
     52      231.048% 261.433% 231.068%
     53      224.616% 253.903% 224.616%
     54      218.462% 246.649% 218.462%
     55      212.574% 239.650% 212.574%
     56      206.935% 232.883% 206.935%
     57      201.529% 226.323% 201.529%
     58      196.343% 219.953% 196.343%
     59      191.366% 213.770% 191.366%
     60      186.595% 207.782% 186.595%

ATTAINED AGE   MALE    FEMALE   UNISEX
------------ -------- -------- --------

     61      182.029% 202.001% 182.029%
     62      177.668% 196.446% 177.668%
     63      173.510% 191.127% 173.510%
     64      169.549% 186.043% 169.549%
     65      165.775% 181.178% 165.775%
     66      162.175% 176.510% 162.175%
     67      158.734% 172.015% 158.734%
     68      155.443% 167.672% 155.443%
     69      152.296% 163.479% 152.296%
     70      149.296% 159.441% 149.296%
     71      146.446% 155.571% 146.446%
     72      143.754% 151.890% 143.754%
     73      141.225% 148.407% 141.225%
     74      138.855% 145.126% 138.855%
     75      142.252% 142.252% 142.252%
     76      140.077% 140.077% 140.077%
     77      138.021% 138.021% 138.021%
     78      136.067% 136.067% 136.067%
     79      134.206% 134.206% 134.206%
     80      132.698% 132.698% 132.698%
     81      131.020% 131.020% 131.020%
     82      129.445% 129.445% 129.445%
     83      127.981% 127.981% 127.981%
     84      126.623% 126.623% 126.623%
     85      120.411% 120.411% 120.411%
     86      119.280% 119.280% 119.280%
     87      118.211% 118.211% 118.211%
     88      117.185% 117.185% 117.185%
     89      116.182% 116.182% 116.182%
     90      115.177% 115.177% 115.177%
     91      114.146% 114.146% 114.146%
     92      113.058% 113.058% 113.058%
     93      111.887% 111.887% 111.887%
     94      110.625% 110.625% 110.625%
     95      109.295% 109.295% 109.295%
     96      107.982% 107.982% 107.982%
     97      106.958% 106.958% 106.958%
     98      106.034% 106.034% 106.034%
     99      103.603% 103.603% 103.603%

                                   APPENDIX E

--------------------------------------------------------------------------------

                           HYPOTHETICAL ILLUSTRATIONS

The tables in this Appendix are hypothetical illustrations that are intended to illustrate how the Policy's Contract Value, Cash Surrender Value and Death Benefit change over time based on a representative Insured's age and rating classification as well as a representative Premium Payment pattern. Each illustration assumes that all Premium Payments are invested in the Investment Options and corresponding Funds, and none is invested in the Fixed Account. Each illustration assumes gross rates of returns for the Funds, before deduction of Fund charges, of 0%, 6% and 10%. Each illustration shows Death Benefit Option 1, the Level Option.

The first table illustrates that the maximum Guaranteed Cost of Insurance Rates and Policy Administrative Expense charge allowable under the Policy are charged in all years. This table also reflects the deduction of an arithmetic average of Fund expenses and the maximum guaranteed (i) Front-End Sales Expense Charges and
(ii) Mortality and Expense Risk Charge.

The second table illustrates that the current Cost of Insurance Rates and Policy Administrative Expense charge are charged in all years. This table also reflects the deduction of an arithmetic average of Fund expenses and the maximum guaranteed (i) Front-End Sales Expense Charges and (ii) Mortality and Expense Risk Charge.

The Cost of Insurance Rates charged varies by age, sex and underwriting classification. The Policy Administrative Expense Charge is a flat dollar amount. Both charges are deducted monthly on a pro rata basis from each of the Investment Options.

The Mortality and Expense risk charge is deducted daily from the unloaned portion of the Cash Value.

The values also reflect the deduction from Premium Payments of the Front-End Sales Expense Charge.

The charge for Fund expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and is an arithmetic average of investment advisory fees and other expenses charged by each of the available Funds during the most recent calendar year. The Fund expenses used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect (and may be shown in the prospectus -- Fund Charges and Expenses). If the expense reimbursement or fee waiver arrangements were reflected, values shown in the illustrations may be higher. The actual charges under a Policy for expenses of the Funds will vary from year to year and will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.

After deduction of the Fund expenses and Mortality and Expense Risk Charge, the illustrated gross annual investment rates of return of 0%, 6% and 10% correspond to approximate net annual rates of -1.38%, 4.62% and 8.62%, respectively, on a current basis, and to approximate net annual rates of -1.58%, 4.42% and 8.42%, respectively, on a guaranteed basis. These approximate net annual rates of return do not reflect the deduction of the cost of Insurance Charge and the Policy Administrative Expense Charge.

The illustrations do not reflect any charges for federal income taxes against the Separate Account since the Company is not currently deducting such charges from Fund UL III. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 10% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Contract Values and Cash Surrender Values illustrated.

Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6%, or 10%, but (i) the rates of return varied above and below these averages during the period,
(ii) Premium Payments were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Investment Options with varying rates of return. They would also differ if a policy loan or partial withdrawal were made during the period of time illustrated, if the Insured were female or in another rating classification, if a different Death Benefit Option had been selected, or if the Policies were issued in situations where distinctions between male and female Insureds are not permitted. If actual gross rates of return on the Funds are higher or lower than those assumed in these illustrations, and/or if the actual current charges are higher or lower than those assumed in these illustrations, the actual results (Death Benefit, Contract Value, and Cash Surrender Value) will differ from the illustrated results.

Where required by law or upon request, the Company, through its agent, will provide you a personalized illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the weighted average Fund expenses, arithmetic average Fund expenses and/or the actual Fund expenses depending on what you request. An explanation of how the Fund expenses are calculated will appear on the illustration. The hypothetical gross annual investment return assumed in such an illustration would not exceed 10%.

                CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE
                 FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
                           LEVEL DEATH BENEFIT OPTION
                HYPOTHETICAL ILLUSTRATION WITH GUARANTEED CHARGES



MALE ISSUE AGE 46                                                                  TOTAL FACE AMOUNT:            400,000
GUARANTEED ISSUE, NON-SMOKER                                                       BASE FACE AMOUNT:             400,000
ANNUAL PREMIUM: $23,591                                                            TERM FACE AMOUNT:                   0




                TOTAL                0%                          6%                            10%
      ANNUAL  PREMIUMS  --------------------------- --------------------------- --------------------------------
     PREMIUM   WITH 5%  CONTRACT SURRENDER   DEATH  CONTRACT SURRENDER   DEATH   CONTRACT   SURRENDER    DEATH
YEAR  OUTLAY  INTEREST    VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT    VALUE      VALUE     BENEFIT
---- ------- ---------- -------- --------- -------- -------- --------- -------- ---------- ---------- ----------


  1  $23,591    $24,771  $19,124   $19,124 $400,000  $20,350   $20,350 $400,000    $21,168    $21,168   $400,000
  2  $23,591    $50,780  $37,876   $37,876 $400,000  $41,538   $41,538 $400,000    $44,063    $44,063   $400,000
  3  $23,591    $78,089  $56,266   $56,266 $400,000  $63,611   $63,611 $400,000    $68,846    $68,846   $400,000
  4  $23,591   $106,764  $74,298   $74,298 $400,000  $86,619   $86,619 $400,000    $95,694    $95,694   $400,000
  5  $23,591   $136,873  $91,977   $91,977 $400,000 $110,614  $110,614 $400,000   $124,807   $124,807   $400,000
  6  $23,591   $168,487 $109,301  $109,301 $400,000 $135,650  $135,650 $400,000   $156,399   $156,399   $400,000
  7  $23,591   $201,682 $126,275  $126,275 $400,000 $161,795  $161,795 $400,000   $190,466   $190,466   $439,010
  8       $0   $211,766 $121,600  $121,600 $400,000 $166,521  $166,521 $400,000   $203,865   $203,865   $456,828
  9       $0   $222,354 $116,714  $116,714 $400,000 $171,286  $171,286 $400,000   $218,102   $218,102   $475,359
 10       $0   $233,472 $111,590  $111,590 $400,000 $176,085  $176,085 $400,000   $233,221   $233,221   $494,630
 15       $0   $297,976  $81,342   $81,342 $400,000 $200,473  $200,473 $400,000   $323,897   $323,897   $603,090
 20       $0   $380,302  $37,724   $37,724 $400,000 $224,166  $224,166 $400,000   $443,867   $443,867   $734,415
 25       $0   $485,372       $0        $0       $0 $244,389  $244,389 $400,000   $598,816   $598,816   $892,487
 30       $0   $619,471       $0        $0       $0 $254,755  $254,755 $400,000   $789,066   $789,066 $1,120,895
 35       $0   $790,620       $0        $0       $0 $238,945  $238,945 $400,000   $995,635   $995,635 $1,319,637
 40       $0 $1,009,053       $0        $0       $0 $136,254  $136,254 $400,000 $1,222,723 $1,222,723 $1,470,953
 45       $0 $1,287,836       $0        $0       $0       $0        $0       $0 $1,507,438 $1,507,438 $1,734,797
 50       $0 $1,643,641       $0        $0       $0       $0        $0       $0 $1,841,475 $1,841,475 $2,010,137
 54       $0 $1,997,856       $0        $0       $0       $0        $0       $0 $1,959,110 $1,959,110 $2,093,138


These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 10% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE
                 FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
                           LEVEL DEATH BENEFIT OPTION
                 HYPOTHETICAL ILLUSTRATION WITH CURRENT CHARGES



MALE ISSUE AGE 46                                                                  TOTAL FACE AMOUNT:            400,000
GUARANTEED ISSUE, NON-SMOKER                                                       BASE FACE AMOUNT:             400,000
ANNUAL PREMIUM: $23,591                                                            TERM FACE AMOUNT:                   0




                TOTAL                0%                          6%                            10%
      ANNUAL  PREMIUMS  --------------------------- --------------------------- --------------------------------
     PREMIUM   WITH 5%  CONTRACT SURRENDER   DEATH  CONTRACT SURRENDER   DEATH   CONTRACT   SURRENDER    DEATH
YEAR  OUTLAY  INTEREST    VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT    VALUE      VALUE     BENEFIT
---- ------- ---------- -------- --------- -------- -------- --------- -------- ---------- ---------- ----------


  1  $23,591    $24,771  $21,136   $21,136 $400,000  $22,437   $22,437 $400,000    $23,304    $23,304   $400,000
  2  $23,591    $50,780  $41,125   $41,125 $400,000  $45,036   $45,036 $400,000    $47,730    $47,730   $400,000
  3  $23,591    $78,089  $60,751   $60,751 $400,000  $68,604   $68,604 $400,000    $74,197    $74,197   $400,000
  4  $23,591   $106,764  $80,080   $80,080 $400,000  $93,256   $93,256 $400,000   $102,956   $102,956   $400,000
  5  $23,591   $136,873  $99,318   $99,318 $400,000 $119,283  $119,283 $400,000   $134,478   $134,478   $400,000
  6  $23,591   $168,487 $118,387  $118,387 $400,000 $146,664  $146,664 $400,000   $168,916   $168,916   $400,650
  7  $23,591   $201,682 $137,269  $137,269 $400,000 $175,447  $175,447 $404,392   $206,190   $206,190   $475,253
  8       $0   $211,766 $134,050  $134,050 $400,000 $182,473  $182,473 $408,892   $222,643   $222,643   $498,907
  9       $0   $222,354 $130,743  $130,743 $400,000 $189,759  $189,759 $413,586   $240,384   $240,384   $523,924
 10       $0   $233,472 $127,360  $127,360 $400,000 $197,334  $197,334 $418,519   $259,537   $259,537   $550,443
 15       $0   $297,976 $108,440  $108,440 $400,000 $239,522  $239,522 $445,985   $380,056   $380,056   $707,657
 20       $0   $380,302  $82,862   $82,862 $400,000 $288,534  $288,534 $477,405   $552,374   $552,374   $913,950
 25       $0   $485,372  $49,894   $49,894 $400,000 $350,365  $350,365 $522,190   $808,987   $808,987 $1,205,728
 30       $0   $619,471   $4,043    $4,043       $0 $424,932  $424,932 $603,630 $1,183,354 $1,183,354 $1,680,996
 35       $0   $790,620       $0        $0       $0 $507,921  $507,921 $673,211 $1,705,892 $1,705,892 $2,261,029
 40       $0 $1,009,053       $0        $0       $0 $599,522  $599,522 $721,234 $2,428,307 $2,428,307 $2,921,286
 45       $0 $1,287,836       $0        $0       $0 $707,382  $707,382 $814,073 $3,455,240 $3,455,240 $3,976,376
 50       $0 $1,643,641       $0        $0       $0 $834,924  $834,924 $911,395 $4,917,906 $4,917,906 $5,368,339
 54       $0 $1,997,856       $0        $0       $0 $891,593  $891,593 $952,589 $5,660,027 $5,660,027 $6,047,245


These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 10% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus, which is incorporated by reference into this prospectus. For a free copy of the SAI or for other Policy inquiries please contact us by writing to MetLife Insurance Company of Connecticut, Specialized Benefit Resources, 485-B Rt. One South, 4(th) Floor, Iselin, NJ 08830, call 1-888-458-2654 or access the SEC's website (http://www.sec.gov).

To obtain free copies of personalized illustrations of Death Benefits, Cash Surrender Values, and Contract Values please contact your agent or registered representative.

The SAI and additional information about the Registrant can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Registrant are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File Numbers: 811-09215

Book 49                                                                     5/07

ANNUAL REPORT
December 31, 2006

                          MetLife of CT Fund UL III
                         for Variable Life Insurance
                                      of
                   MetLife Insurance Company of Connecticut

           REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of
MetLife of CT Fund UL III for Variable Life Insurance and the Board of Directors of MetLife Insurance Company of Connecticut:

We have audited the accompanying statement of assets and liabilities of the Investment Options (as disclosed in Appendix A) comprising MetLife of CT Fund UL III for Variable Annuities (formerly, The Travelers Fund UL III for Variable Annuities) (the "Separate Account") of MetLife Insurance Company of Connecticut (formerly, The Travelers Insurance Company) ("MICC") as of December 31, 2006, the related statement of operations for the period in the year then ended, and the statements of changes in net assets for each of the periods in the two years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights of the Separate Account included in footnote 5 for the periods in the three years ended December 31, 2004, were audited by other auditors whose report, dated March 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Investment Options comprising the Separate Account of MICC as of December 31, 2006, the results of their operations for the period in the year then ended, and the changes in their net assets for each of the periods in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants

Tampa, Florida
March 19, 2007

                                  APPENDIX A

AIM V.I. International Growth Investment Option (Series I)

AllianceBernstein Growth and Income Investment Option
 (Class B)

AllianceBernstein Large-Cap Growth Investment Option (Class B)

American Century VP Ultra Investment Option (Class I)

American Funds Global Growth Investment Option (Class 2)

American Funds Growth Investment Option (Class 2)

American Funds Growth-Income Investment Option (Class 2)

Capital Appreciation Investment Option

Credit Suisse Trust Emerging Markets Investment Option

Delaware VIP REIT Investment Option (Standard Class)

Delaware VIP Small Cap Value Investment Option
 (Standard Class)

Dreyfus Stock Index Investment Option (Initial Shares)

Dreyfus VIF Appreciation Investment Option (Initial Shares)

Dreyfus VIF Developing Leaders Investment Option
 (Initial Shares)

DWS VIT Small Cap Index Investment Option (Class A)

FTVIPT Franklin Small-Mid Cap Growth Securities Investment Option (Class 2)

FTVIPT Templeton Developing Markets Securities Investment Option (Class 2)

FTVIPT Templeton Foreign Securities Investment Option
 (Class 2)

FTVIPT Templeton Global Asset Allocation Investment Option (Class 1)

FTVIPT Templeton Global Income Securities Investment Option (Class 1)

FTVIPT Templeton Growth Securities Investment Option
 (Class 2)

High Yield Bond Investment Option

Janus Aspen Balanced Investment Option (Service Shares)

Janus Aspen Global Technology Investment Option
 (Service Shares)

Janus Aspen Worldwide Growth Investment Option
 (Service Shares)

LMPIS Government Investment Option (Class A)

LMPVPI All Cap Investment Option (Class I)

LMPVPI Global High Yield Bond Investment Option (Class I)

LMPVPI Investors Investment Option (Class I)

LMPVPI Strategic Bond Investment Option (Class I)

LMPVPI Total Return Investment Option (Class I)

LMPVPII Equity Index Investment Option (Class I)

LMPVPII Fundamental Value Investment Option

LMPVPIII Aggressive Growth Investment Option

LMPVPIII International All Cap Growth Investment Option

LMPVPIII Large Cap Growth Investment Option

LMPVPIII Social Awareness Stock Investment Option

Lord Abbett Growth and Income Investment Option (Class VC)

Lord Abbett Mid-Cap Value Investment Option (Class VC)

MIST Batterymarch Mid-Cap Stock Investment Option (Class A)

MIST BlackRock Large-Cap Core Investment Option (Class A)

MIST Harris Oakmark International Investment Option (Class A)

MIST Janus Capital Appreciation Investment Option (Class A)

MIST Lord Abbett Bond Debenture Investment Option (Class A)

MIST Lord Abbett Growth and Income Investment Option (Class B)

MIST Lord Abbett Mid-Cap Value Investment Option (Class B)

MIST Met/AIM Capital Appreciation Investment Option (Class A)

MIST Met/AIM Small Cap Growth Investment Option (Class A)

MIST Neuberger Berman Real Estate Investment Option (Class A)

MIST Pioneer Fund Investment Option (Class A)

Money Market Investment Option

MSF BlackRock Aggressive Growth Investment Option (Class D)

MSF BlackRock Bond Income Investment Option (Class A)

MSF BlackRock Money Market Investment Option (Class A)

MSF Capital Guardian U.S. Equity Investment Option (Class A)

MSF FI Large Cap Investment Option (Class A)

MSF FI Value Leaders Investment Option (Class D)

MSF MetLife Aggressive Allocation Investment Option (Class B)

MSF MetLife Conservative Allocation Investment Option (Class B)

MSF MetLife Conservative to Moderate Allocation Investment Option (Class B)

MSF MetLife Moderate Allocation Investment Option (Class B)

MSF MetLife Moderate to Aggressive Allocation Investment Option (Class B)

MSF MFS(R) Total Return Investment Option (Class F)

MSF Oppenheimer Global Equity Investment Option (Class B)

MSF T. Rowe Price Large Cap Growth Investment Option (Class B)

MSF Western Asset Management High Yield Bond Investment Option (Class A)

MSF Western Asset Management U.S. Government Investment Option (Class A)

PIMCO VIT Low Duration Investment Option

PIMCO VIT Real Return Investment Option (Administrative Class)

PIMCO VIT Total Return Investment Option (Administrative Class)

Pioneer Mid Cap Value VCT Investment Option (Class II)

Putnam VT Discovery Growth Investment Option (Class IB)

Putnam VT International Equity Investment Option (Class IB)

Putnam VT Small Cap Value Investment Option (Class IB)

Royce Micro-Cap Investment Option

Royce Small-Cap Investment Option

The Merger Fund VL Investment Option

Travelers AIM Capital Appreciation Investment Option

Travelers Convertible Securities Investment Option

Travelers Disciplined Mid Cap Stock Investment Option

Travelers Equity Income Investment Option

Travelers Large Cap Investment Option

Travelers Managed Allocation Series: Aggressive Investment Option

Travelers Managed Allocation Series: Conservative Investment Option

Travelers Managed Allocation Series: Moderate Investment Option

Travelers Mercury Large Cap Core Investment Option

Travelers MFS(R) Mid Cap Growth Investment Option

Travelers MFS(R) Total Return Investment Option

Travelers Mondrian International Stock Investment Option

Travelers Quality Bond Investment Option

Travelers Strategic Equity Investment Option

Travelers U.S. Government Securities Investment Option

Travelers Van Kampen Enterprise Investment Option

UIF Emerging Markets Equity Investment Option (Class I)

Vanguard VIF Diversified Value Investment Option

Vanguard VIF Equity Index Investment Option

Vanguard VIF International Investment Option

Vanguard VIF Mid-Cap Index Investment Option

Vanguard VIF Short-Term Investment-Grade Investment Option

Vanguard VIF Small Company Growth Investment Option

VIP Asset Manager SM Investment Option (Initial Class)

VIP Contrafund(R) Investment Option (Initial Class)

VIP Contrafund(R) Investment Option (Service Class 2)

VIP Growth & Income Investment Option (Service Class 2)

VIP Mid Cap Investment Option (Service Class 2)

VIP Overseas Investment Option (Service Class 2)

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                     STATEMENT OF ASSETS AND LIABILITIES
                              December 31, 2006

                                                     Dreyfus Stock Index                                  AIM V.I.
                                                      Investment Option    The Merger Fund VL       International Growth
                                                      (Initial Shares)     Investment Option    Investment Option (Series I)
                                                      ----------------     -----------------    ----------------------------

Assets:
 Investments at market value .....................   $        55,610,838   $          165,137   $                 15,370,977
                                                     -------------------   ------------------   ----------------------------
    Total Assets .................................            55,610,838              165,137                     15,370,977
                                                     -------------------   ------------------   ----------------------------
Liabilities:
 Payables:
   Insurance charges..............................                   528                    2                            167
                                                     -------------------   ------------------   ----------------------------
    Total Liabilities ............................                   528                    2                            167
                                                     -------------------   ------------------   ----------------------------
Net Assets:                                          $        55,610,310   $          165,135   $                 15,370,810
                                                     ===================   ==================   ============================

                                                                                                          American
                                                                                                      Century VP Ultra
                                                                                                 Investment Option (Class I)
                                                                                                 ---------------------------

Assets:
 Investments at market value .................................................................   $                 4,351,356
                                                                                                 ---------------------------
    Total Assets .............................................................................                     4,351,356
                                                                                                 ---------------------------
Liabilities:
 Payables:
   Insurance charges..........................................................................                            48
                                                                                                 ---------------------------
    Total Liabilities ........................................................................                            48
                                                                                                 ---------------------------
Net Assets:                                                                                      $                 4,351,308
                                                                                                 ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

                                                  American Funds                   American
                                                  Global Growth                  Funds Growth
                                           Investment Option (Class 2)   Investment Option (Class 2)
                                           ---------------------------   ---------------------------

Assets:
 Investments at market value ...........   $                21,279,618   $                77,475,895
                                           ---------------------------   ---------------------------
    Total Assets .......................                    21,279,618                    77,475,895
                                           ---------------------------   ---------------------------

Liabilities:
 Payables:
   Insurance charges....................                           248                           760
                                           ---------------------------   ---------------------------
    Total Liabilities ..................                           248                           760
                                           ---------------------------   ---------------------------
Net Assets:                                $                21,279,370   $                77,475,135
                                           ===========================   ===========================

                                                  American Funds         Credit Suisse Trust
                                                  Growth-Income            Emerging Markets
                                           Investment Option (Class 2)    Investment Option
                                           ---------------------------    -----------------

Assets:
 Investments at market value ...........   $                41,046,630   $         3,640,804
                                           ---------------------------   -------------------
    Total Assets .......................                    41,046,630             3,640,804
                                           ---------------------------   -------------------

Liabilities:
 Payables:
   Insurance charges....................                           366                    43
                                           ---------------------------   -------------------
    Total Liabilities ..................                           366                    43
                                           ---------------------------   -------------------
Net Assets:                                $                41,046,264   $         3,640,761
                                           ===========================   ===================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

   Delaware VIP        Dreyfus VIF          Dreyfus VIF
 Small Cap Value       Appreciation     Developing Leaders
Investment Option   Investment Option    Investment Option
 (Standard Class)    (Initial Shares)    (Initial Shares)
 ----------------    ----------------    ----------------

$      10,533,088   $      26,028,380   $       14,949,775
-----------------   -----------------   ------------------
       10,533,088          26,028,380           14,949,775
-----------------   -----------------   ------------------

              118                 348                  165
-----------------   -----------------   ------------------
              118                 348                  165
-----------------   -----------------   ------------------
$      10,532,970   $      26,028,032   $       14,949,610
=================   =================   ==================

                                    FTVIPT Franklin                    FTVIPT
          DWS VIT                    Small-Mid Cap              Templeton Developing
      Small Cap Index              Growth Securities             Markets Securities
Investment Option (Class A)   Investment Option (Class 2)   Investment Option (Class 2)
---------------------------   ---------------------------   ---------------------------

$                27,685,946   $                13,388,348   $                36,284,801
---------------------------   ---------------------------   ---------------------------
                 27,685,946                    13,388,348                    36,284,801
---------------------------   ---------------------------   ---------------------------

                        280                           123                           383
---------------------------   ---------------------------   ---------------------------
                        280                           123                           383
---------------------------   ---------------------------   ---------------------------
$                27,685,666   $                13,388,225   $                36,284,418
===========================   ===========================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

                                                 FTVIPT Templeton              FTVIPT Templeton
                                                Foreign Securities         Global Asset Allocation
                                           Investment Option (Class 2)   Investment Option (Class 1)
                                           ---------------------------   ---------------------------

Assets:
 Investments at market value ...........   $                27,756,063   $                 4,166,998
                                           ---------------------------   ---------------------------
    Total Assets .......................                    27,756,063                     4,166,998
                                           ---------------------------   ---------------------------

Liabilities:
 Payables:
   Insurance charges....................                           251                            56
                                           ---------------------------   ---------------------------
    Total Liabilities ..................                           251                            56
                                           ---------------------------   ---------------------------
Net Assets:                                $                27,755,812   $                 4,166,942
                                           ===========================   ===========================

                                                                         Janus Aspen Global
                                                 FTVIPT Templeton            Technology
                                             Global Income Securities     Investment Option
                                           Investment Option (Class 1)    (Service Shares)
                                           ---------------------------    ----------------

Assets:
 Investments at market value ...........   $                 4,284,882   $        1,628,048
                                           ---------------------------   ------------------
    Total Assets .......................                     4,284,882            1,628,048
                                           ---------------------------   ------------------

Liabilities:
 Payables:
   Insurance charges....................                            53                   18
                                           ---------------------------   ------------------
    Total Liabilities ..................                            53                   18
                                           ---------------------------   ------------------
Net Assets:                                $                 4,284,829   $        1,628,030
                                           ===========================   ==================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

   Janus Aspen
 Worldwide Growth              LMPIS                         LMPVPI
Investment Option            Government                     All Cap
 (Service Shares)   Investment Option (Class A)   Investment Option (Class I)
 ----------------   ---------------------------   ---------------------------

       $2,189,460   $                   152,056   $                10,560,830
-----------------   ---------------------------   ---------------------------
        2,189,460                       152,056                    10,560,830
-----------------   ---------------------------   ---------------------------

               26                             2                           141
-----------------   ---------------------------   ---------------------------
               26                             2                           141
-----------------   ---------------------------   ---------------------------
$       2,189,434   $                   152,054   $                10,560,689
=================   ===========================   ===========================

     LMPVPI Global High                  LMPVPI                        LMPVPI
         Yield Bond                    Investors                   Strategic Bond
Investment Option (Class I)   Investment Option (Class I)   Investment Option (Class I)
---------------------------   ---------------------------   ---------------------------

$                19,995,973   $                 7,668,698   $                 4,679,240
---------------------------   ---------------------------   ---------------------------
                 19,995,973                     7,668,698                     4,679,240
---------------------------   ---------------------------   ---------------------------

                        274                            93                            53
---------------------------   ---------------------------   ---------------------------
                        274                            93                            53
---------------------------   ---------------------------   ---------------------------
$                19,995,699   $                 7,668,605   $                 4,679,187
===========================   ===========================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006


                                                                                                            LMPVPII
                                               LMPVPI Total Return           LMPVPII Equity Index      Fundamental Value
                                           Investment Option (Class I)   Investment Option (Class I)   Investment Option
                                           ---------------------------   ---------------------------   -----------------

Assets:
 Investments at market value ...........   $                   889,928   $                27,463,215   $       4,939,025
                                           ---------------------------   ---------------------------   -----------------
    Total Assets .......................                       889,928                    27,463,215           4,939,025
                                           ---------------------------   ---------------------------   -----------------

Liabilities:
 Payables:
   Insurance charges....................                            11                           323                  56
                                           ---------------------------   ---------------------------   -----------------
    Total Liabilities ..................                            11                           323                  56
                                           ---------------------------   ---------------------------   -----------------
Net Assets:                                $                   889,917   $                27,462,892   $       4,938,969
                                           ===========================   ===========================   =================

                                                LMPVPIII
                                           Aggressive Growth
                                           Investment Option
                                           -----------------

Assets:
 Investments at market value ...........   $       6,545,398
                                           -----------------
    Total Assets .......................           6,545,398
                                           -----------------

Liabilities:
 Payables:
   Insurance charges....................                  74
                                           -----------------
    Total Liabilities ..................                  74
                                           -----------------
Net Assets:                                $       6,545,324
                                           =================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

     LMPVPIII
  International          LMPVPIII        LMPVPIII Social
  All Cap Growth     Large Cap Growth    Awareness Stock
Investment Option   Investment Option   Investment Option
-----------------   -----------------   -----------------

$         962,985   $       7,378,360   $       2,125,895
-----------------   -----------------   -----------------
          962,985           7,378,360           2,125,895
-----------------   -----------------   -----------------

               13                  92                  24
-----------------   -----------------   -----------------
               13                  92                  24
-----------------   -----------------   -----------------
$         962,972   $       7,378,268   $       2,125,871
=================   =================   =================

     Lord Abbett Growth                 Lord Abbett                MIST Batterymarch
         and Income                    Mid-Cap Value                 Mid-Cap Stock
Investment Option (Class VC)   Investment Option (Class VC)   Investment Option (Class A)
----------------------------   ----------------------------   ---------------------------

$                  4,712,522   $                 15,544,061   $                14,740,011
----------------------------   ----------------------------   ---------------------------
                   4,712,522                     15,544,061                    14,740,011
----------------------------   ----------------------------   ---------------------------

                          53                            195                           164
----------------------------   ----------------------------   ---------------------------
                          53                            195                           164
----------------------------   ----------------------------   ---------------------------
$                  4,712,469   $                 15,543,866   $                14,739,847
============================   ============================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

                                                  MIST BlackRock             MIST Harris Oakmark
                                                  Large-Cap Core                International
                                           Investment Option (Class A)   Investment Option (Class A)
                                           ---------------------------   ---------------------------

Assets:
 Investments at market value ...........   $                   843,918   $                12,284,854
                                           ---------------------------   ---------------------------
    Total Assets .......................                       843,918                    12,284,854
                                           ---------------------------   ---------------------------

Liabilities:
 Payables:
   Insurance charges....................                            10                           127
                                           ---------------------------   ---------------------------
    Total Liabilities ..................                            10                           127
                                           ---------------------------   ---------------------------
Net Assets:                                $                   843,908   $                12,284,727
                                           ===========================   ===========================

                                                MIST Janus Capital             MIST Lord Abbett
                                                   Appreciation                 Bond Debenture
                                           Investment Option (Class A)   Investment Option (Class A)
                                           ---------------------------   ---------------------------

Assets:
 Investments at market value ...........   $                12,662,430   $                 6,714,513
                                           ---------------------------   ---------------------------
    Total Assets .......................                    12,662,430                     6,714,513
                                           ---------------------------   ---------------------------

Liabilities:
 Payables:
   Insurance charges....................                           154                            89
                                           ---------------------------   ---------------------------
    Total Liabilities ..................                           154                            89
                                           ---------------------------   ---------------------------
Net Assets:                                $                12,662,276   $                 6,714,424
                                           ===========================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

      MIST Lord Abbett              MIST Lord Abbett                MIST Met/AIM
     Growth and Income               Mid-Cap Value              Capital Appreciation
Investment Option (Class B)   Investment Option (Class B)   Investment Option (Class A)
---------------------------   ---------------------------   ---------------------------

$                 7,463,413   $                 9,591,996   $                 2,775,236
---------------------------   ---------------------------   ---------------------------
                  7,463,413                     9,591,996                     2,775,236
---------------------------   ---------------------------   ---------------------------

                         67                            85                            37
---------------------------   ---------------------------   ---------------------------
                         67                            85                            37
---------------------------   ---------------------------   ---------------------------
$                 7,463,346   $                 9,591,911   $                 2,775,199
===========================   ===========================   ===========================

     MIST Met/AIM Small              MIST Neuberger
         Cap Growth                Berman Real Estate            MIST Pioneer Fund
Investment Option (Class A)   Investment Option (Class A)   Investment Option (Class A)
---------------------------   ---------------------------   ---------------------------

$                   245,023   $                70,873,332   $                   125,709
---------------------------   ---------------------------   ---------------------------
                    245,023                    70,873,332                       125,709
---------------------------   ---------------------------   ---------------------------

                          2                           853                             2
---------------------------   ---------------------------   ---------------------------
                          2                           853                             2
---------------------------   ---------------------------   ---------------------------
$                   245,021   $                70,872,479   $                   125,707
===========================   ===========================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006


                                                  MSF BlackRock                 MSF BlackRock
                                                Aggressive Growth                Bond Income
                                           Investment Option (Class D)   Investment Option (Class A)
                                           ---------------------------   ---------------------------

Assets:
 Investments at market value ...........   $                 7,614,767   $                 8,901,475
                                           ---------------------------   ---------------------------
    Total Assets .......................                     7,614,767                     8,901,475
                                           ---------------------------   ---------------------------

Liabilities:
 Payables:
   Insurance charges....................                            90                           102
                                           ---------------------------   ---------------------------
    Total Liabilities ..................                            90                           102
                                           ---------------------------   ---------------------------
Net Assets:                                $                 7,614,677   $                 8,901,373
                                           ===========================   ===========================

                                                  MSF BlackRock                  MSF Capital
                                                   Money Market              Guardian U.S. Equity
                                           Investment Option (Class A)   Investment Option (Class A)
                                           ---------------------------   ---------------------------

Assets:
 Investments at market value ...........   $               117,916,911   $                 2,575,895
                                           ---------------------------   ---------------------------
    Total Assets .......................                   117,916,911                     2,575,895
                                           ---------------------------   ---------------------------

Liabilities:
 Payables:
   Insurance charges....................                         1,421                            29
                                           ---------------------------   ---------------------------
    Total Liabilities ..................                         1,421                            29
                                           ---------------------------   ---------------------------
Net Assets:                                $               117,915,490   $                 2,575,866
                                           ===========================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

           MSF FI                        MSF FI                     MSF MetLife
         Large Cap                   Value Leaders             Aggressive Allocation
Investment Option (Class A)   Investment Option (Class D)   Investment Option (Class B)
---------------------------   ---------------------------   ---------------------------

$                 2,532,290   $                17,813,214   $                 1,346,718
---------------------------   ---------------------------   ---------------------------
                  2,532,290                    17,813,214                     1,346,718
---------------------------   ---------------------------   ---------------------------

                         30                           217                            13
---------------------------   ---------------------------   ---------------------------
                         30                           217                            13
---------------------------   ---------------------------   ---------------------------
$                 2,532,260   $                17,812,997   $                 1,346,705
===========================   ===========================   ===========================

                                      MSF MetLife
        MSF MetLife                 Conservative to                 MSF MetLife
  Conservative Allocation         Moderate Allocation           Moderate Allocation
Investment Option (Class B)   Investment Option (Class B)   Investment Option (Class B)
---------------------------   ---------------------------   ---------------------------

$                 4,942,309   $                10,432,315   $                 2,356,888
---------------------------   ---------------------------   ---------------------------
                  4,942,309                    10,432,315                     2,356,888
---------------------------   ---------------------------   ---------------------------

                         46                            90                            26
---------------------------   ---------------------------   ---------------------------
                         46                            90                            26
---------------------------   ---------------------------   ---------------------------
$                 4,942,263   $                10,432,225   $                 2,356,862
===========================   ===========================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

                                                   MSF MetLife
                                                   Moderate to                    MSF MFS(R)
                                              Aggressive Allocation              Total Return
                                           Investment Option (Class B)   Investment Option (Class F)
                                           ---------------------------   ---------------------------

Assets:
 Investments at market value ...........   $                   522,095   $                45,429,727
                                           ---------------------------   ---------------------------
    Total Assets .......................                       522,095                    45,429,727
                                           ---------------------------   ---------------------------

Liabilities:
 Payables:
   Insurance charges....................                             7                           513
                                           ---------------------------   ---------------------------
    Total Liabilities ..................                             7                           513
                                           ---------------------------   ---------------------------
Net Assets:                                $                   522,088   $                45,429,214
                                           ===========================   ===========================

                                                 MSF Oppenheimer              MSF T. Rowe Price
                                                  Global Equity                Large Cap Growth
                                           Investment Option (Class B)   Investment Option (Class B)
                                           ---------------------------   ---------------------------

Assets:
 Investments at market value ...........   $                 1,213,998   $                 3,388,189
                                           ---------------------------   ---------------------------
    Total Assets .......................                     1,213,998                     3,388,189
                                           ---------------------------   ---------------------------

Liabilities:
 Payables:
   Insurance charges....................                            13                            38
                                           ---------------------------   ---------------------------
    Total Liabilities ..................                            13                            38
                                           ---------------------------   ---------------------------
Net Assets:                                $                 1,213,985   $                 3,388,151
                                           ===========================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

     MSF Western Asset             MSF Western Asset
         Management                 Management U.S.             PIMCO VIT
      High Yield Bond                  Government              Low Duration
Investment Option (Class A)   Investment Option (Class A)   Investment Option
---------------------------   ---------------------------   -----------------

$                16,326,673   $                19,580,541   $      33,159,955
---------------------------   ---------------------------   -----------------
                 16,326,673                    19,580,541          33,159,955
---------------------------   ---------------------------   -----------------

                        174                            55                 393
---------------------------   ---------------------------   -----------------
                        174                            55                 393
---------------------------   ---------------------------   -----------------
$                16,326,499   $                19,580,486   $      33,159,562
===========================   ===========================   =================

       PIMCO VIT                PIMCO VIT
      Real Return             Total Return               Pioneer Mid Cap
   Investment Option        Investment Option               Value VCT
(Administrative Class)   (Administrative Class)   Investment Option (Class II)
----------------------   ----------------------   ----------------------------

$           48,710,110   $          139,902,091   $                  6,309,132
----------------------   ----------------------   ----------------------------
            48,710,110              139,902,091                      6,309,132
----------------------   ----------------------   ----------------------------

                   548                    1,552                             75
----------------------   ----------------------   ----------------------------
                   548                    1,552                             75
----------------------   ----------------------   ----------------------------
$           48,709,562   $          139,900,539   $                  6,309,057
======================   ======================   ============================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

                                                     Putnam VT                      Putnam VT
                                                 Discovery Growth             International Equity
                                           Investment Option (Class IB)   Investment Option (Class IB)
                                           ----------------------------   ----------------------------

Assets:
 Investments at market value ...........   $                    275,061   $                  7,026,464
                                           ----------------------------   ----------------------------
    Total Assets .......................                        275,061                      7,026,464
                                           ----------------------------   ----------------------------

Liabilities:
 Payables:
   Insurance charges....................                              4                             79
                                           ----------------------------   ----------------------------
    Total Liabilities ..................                              4                             79
                                           ----------------------------   ----------------------------
Net Assets:                                $                    275,057   $                  7,026,385
                                           ============================   ============================

                                                     Putnam VT
                                                  Small Cap Value          Royce Micro-Cap
                                           Investment Option (Class IB)   Investment Option
                                           ----------------------------   -----------------

Assets:
 Investments at market value ...........   $                 40,403,380   $       5,460,186
                                           ----------------------------   -----------------
    Total Assets .......................                     40,403,380           5,460,186
                                           ----------------------------   -----------------

Liabilities:
 Payables:
   Insurance charges....................                            468                  47
                                           ----------------------------   -----------------
    Total Liabilities ..................                            468                  47
                                           ----------------------------   -----------------
Net Assets:                                $                 40,402,912   $       5,460,139
                                           ============================   =================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

                            UIF Emerging             Vanguard VIF
 Royce Small-Cap           Markets Equity         Diversified Value
Investment Option   Investment Option (Class I)   Investment Option
-----------------   ---------------------------   -----------------

$       5,740,772   $                 1,147,919   $      19,472,085
-----------------   ---------------------------   -----------------
        5,740,772                     1,147,919          19,472,085
-----------------   ---------------------------   -----------------

               64                            13                 269
-----------------   ---------------------------   -----------------
               64                            13                 269
-----------------   ---------------------------   -----------------
$       5,740,708   $                 1,147,906   $      19,471,816
=================   ===========================   =================

   Vanguard VIF        Vanguard VIF        Vanguard VIF
   Equity Index       International       Mid-Cap Index
Investment Option   Investment Option   Investment Option
-----------------   -----------------   -----------------

$      27,917,754   $         237,651   $      16,477,159
-----------------   -----------------   -----------------
       27,917,754             237,651          16,477,159
-----------------   -----------------   -----------------

              385                   3                 226
-----------------   -----------------   -----------------
              385                   3                 226
-----------------   -----------------   -----------------
$      27,917,369   $         237,648   $      16,476,933
=================   =================   =================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

                                             Vanguard VIF
                                              Short-Term       Vanguard VIF Small   VIP Asset Manager SM
                                            Investment-Grade     Company Growth       Investment Option
                                           Investment Option    Investment Option      (Initial Class)
                                           -----------------    -----------------      ---------------

Assets:
 Investments at market value ...........   $           2,147   $        1,416,615   $          3,668,689
                                           -----------------   ------------------   --------------------
    Total Assets .......................               2,147            1,416,615              3,668,689
                                           -----------------   ------------------   --------------------

Liabilities:
 Payables:
   Insurance charges....................                  --                   19                     49
                                           -----------------   ------------------   --------------------
   Total Liabilities....................                  --                   19                     49
                                           -----------------   ------------------   --------------------
Net Assets:                                $           2,147   $        1,416,596   $          3,668,640
                                           =================   ==================   ====================

                                           VIP Contrafund(R)
                                           Investment Option
                                            (Initial Class)
                                            ---------------

Assets:
 Investments at market value ...........   $      13,603,960
                                           -----------------
    Total Assets .......................          13,603,960
                                           -----------------

Liabilities:
 Payables:
   Insurance charges....................                 186
                                           -----------------
   Total Liabilities....................                 186
                                           -----------------
Net Assets:                                $      13,603,774
                                           =================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Concluded)
                              December 31, 2006


VIP Contrafund(R)   VIP Growth & Income      VIP Mid Cap
Investment Option    Investment Option    Investment Option
(Service Class 2)    (Service Class 2)    (Service Class 2)
-----------------    -----------------    -----------------

$      37,941,080   $        13,416,063   $      47,983,343
-----------------   -------------------   -----------------
       37,941,080            13,416,063          47,983,343
-----------------   -------------------   -----------------

              383                   135                 576
-----------------   -------------------   -----------------
              383                   135                 576
-----------------   -------------------   -----------------
$      37,940,697   $        13,415,928   $      47,982,767
=================   ===================   =================

   VIP Overseas
Investment Option
(Service Class 2)
-----------------

$      20,005,711
-----------------
       20,005,711
-----------------

              206
-----------------
              206
-----------------
$      20,005,505
=================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                           STATEMENT OF OPERATIONS
                     For the year ended December 31, 2006

                                           Dreyfus Stock Index                                  AIM V.I.
                                            Investment Option    The Merger Fund VL       International Growth
                                             (Initial Shares)     Investment Option   Investment Option (Series I)
                                             ----------------     -----------------   ----------------------------

Investment Income:
 Dividends .............................   $           734,284   $               --   $                    135,692
                                           -------------------   ------------------   ----------------------------
Expenses:
 Insurance charges .....................                76,713                  168                         14,286
                                           -------------------   ------------------   ----------------------------
    Net investment income (loss) .......               657,571                 (168)                       121,406
                                           -------------------   ------------------   ----------------------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
 Realized gain distribution ............                    --               15,694                             --
 Realized gain (loss) on sale of
   investments..........................               591,702                2,101                         53,136
                                           -------------------   ------------------   ----------------------------
   Realized gain (loss).................               591,702               17,795                         53,136
                                           -------------------   ------------------   ----------------------------
 Change in unrealized gain (loss) on
   investments..........................             5,459,217               (9,305)                     1,933,406
                                           -------------------   ------------------   ----------------------------
Net increase (decrease) in net assets
 resulting from operations .............   $         6,708,490   $            8,322   $                  2,107,948
                                           ===================   ==================   ============================

                                                AllianceBernstein
                                                Growth and Income
                                           Investment Option (Class B)
                                           ---------------------------

Investment Income:
 Dividends .............................   $                        --
                                           ---------------------------
Expenses:
 Insurance charges .....................                         1,291
                                           ---------------------------
    Net investment income (loss) .......                        (1,291)
                                           ---------------------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
 Realized gain distribution ............                            --
 Realized gain (loss) on sale of
   investments..........................                       216,730
                                           ---------------------------
   Realized gain (loss).................                       216,730
                                           ---------------------------
 Change in unrealized gain (loss) on
   investments..........................                      (116,952)
                                           ---------------------------
Net increase (decrease) in net assets
 resulting from operations .............   $                    98,487
                                           ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

     AllianceBernstein              American Century               American Funds
      Large-Cap Growth                  VP Ultra                   Global Growth
Investment Option (Class B)   Investment Option (Class I)   Investment Option (Class 2)
---------------------------   ---------------------------   ---------------------------

$                        --   $                        --   $                   121,838
---------------------------   ---------------------------   ---------------------------
                     14,748                         9,727                        30,378
---------------------------   ---------------------------   ---------------------------
                    (14,748)                       (9,727)                       91,460
---------------------------   ---------------------------   ---------------------------
                         --                            --                            --
                  3,439,782                        92,276                       413,621
---------------------------   ---------------------------   ---------------------------
                  3,439,782                        92,276                       413,621
---------------------------   ---------------------------   ---------------------------
                 (3,469,178)                     (287,357)                    2,191,474
---------------------------   ---------------------------   ---------------------------
$                   (44,144)   $                 (204,808)  $                 2,696,555
===========================   ===========================   ===========================

       American Funds                American Funds              Capital
           Growth                    Growth-Income             Appreciation
Investment Option (Class 2)   Investment Option (Class 2)   Investment Option
---------------------------   ---------------------------   -----------------

$                   555,964   $                   613,636   $              --
---------------------------   ---------------------------   -----------------
                    121,450                        67,758              17,789
---------------------------   ---------------------------   -----------------
                    434,514                       545,878             (17,789)
---------------------------   ---------------------------   -----------------
                    456,914                       913,551             943,132
                  3,885,103                     2,122,747           4,153,598
---------------------------   ---------------------------   -----------------
                  4,342,017                     3,036,298           5,096,730
---------------------------   ---------------------------   -----------------
                    942,184                     2,166,725          (5,232,148)
---------------------------   ---------------------------   -----------------
$                 5,718,715   $                 5,748,901   $        (153,207)
===========================   ===========================   =================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006


                                                                                        Delaware VIP        Dreyfus VIF
                                           Credit Suisse Trust   Delaware VIP REIT    Small Cap Value       Appreciation
                                             Emerging Markets    Investment Option   Investment Option   Investment Option
                                            Investment Option     (Standard Class)    (Standard Class)    (Initial Shares)
                                            -----------------     ----------------    ----------------    ----------------

Investment Income:
 Dividends .............................   $            16,019   $         943,795   $          21,208   $          61,562
                                           -------------------   -----------------   -----------------   -----------------
Expenses:
 Insurance charges .....................                28,323              31,196              18,318              40,474
                                           -------------------   -----------------   -----------------   -----------------
    Net investment income (loss) .......               (12,304)            912,599               2,890              21,088
                                           -------------------   -----------------   -----------------   -----------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                39,345           3,146,780             563,041                  --
   Realized gain (loss) on sale of
    investments.........................            11,004,292           6,908,340              72,004             273,655
                                           -------------------   -----------------   -----------------   -----------------
    Realized gain (loss) ...............            11,043,637          10,055,120             635,045             273,655
                                           -------------------   -----------------   -----------------   -----------------
   Change in unrealized gain (loss) on
    investments.........................            (4,273,658)         (7,050,443)            487,965           2,672,926
                                           -------------------   -----------------   -----------------   -----------------
Net increase (decrease) in net assets
 resulting from operations .............   $         6,757,675   $       3,917,276   $       1,125,900   $       2,967,669
                                           ===================   =================   =================   =================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

   Dreyfus VIF
    Developing                                          FTVIPT Franklin
     Leaders                  DWS VIT                    Small-Mid Cap
Investment Option         Small Cap Index              Growth Securities
 (Initial Shares)   Investment Option (Class A)   Investment Option (Class 2)
 ----------------   ---------------------------   ---------------------------

$          82,676   $                   247,409   $                        --
-----------------   ---------------------------   ---------------------------
           31,978                        56,406                        27,196
-----------------   ---------------------------   ---------------------------
           50,698                       191,003                       (27,196)
-----------------   ---------------------------   ---------------------------
        1,709,748                     1,655,167                            --
          945,406                     4,619,531                     2,428,320
-----------------   ---------------------------   ---------------------------
        2,655,154                     6,274,698                     2,428,320
-----------------   ---------------------------   ---------------------------
       (3,218,930)                     (225,416)                     (637,562)
-----------------   ---------------------------   ---------------------------
$        (513,078)  $                 6,240,285   $                 1,763,562
=================   ===========================   ===========================

      FTVIPT Templeton
         Developing                 FTVIPT Templeton              FTVIPT Templeton
     Markets Securities            Foreign Securities         Global Asset Allocation
Investment Option (Class 2)   Investment Option (Class 2)   Investment Option (Class 1)
---------------------------   ---------------------------   ---------------------------

$                   366,718   $                   328,592   $                    38,110
---------------------------   ---------------------------   ---------------------------
                     59,763                        41,342                         2,998
---------------------------   ---------------------------   ---------------------------
                    306,955                       287,250                        35,112
---------------------------   ---------------------------   ---------------------------
                         --                            --                        32,963
                  1,655,933                     1,692,074                          (292)
---------------------------   ---------------------------   ---------------------------
                  1,655,933                     1,692,074                        32,671
---------------------------   ---------------------------   ---------------------------
                  5,468,216                     2,784,729                       244,459
---------------------------   ---------------------------   ---------------------------
$                 7,431,104   $                 4,764,053   $                   312,242
===========================   ===========================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                    STATEMENT OF OPERATIONS -- (Continued)
                     For the year ended December 31, 2006

                                                 FTVIPT Templeton              FTVIPT Templeton
                                             Global Income Securities         Growth Securities         High Yield Bond
                                           Investment Option (Class 1)   Investment Option (Class 2)   Investment Option
                                           ---------------------------   ---------------------------   -----------------

Investment Income:
 Dividends .............................   $                    62,885   $                        --   $       2,785,733
                                           ---------------------------   ---------------------------   -----------------
Expenses:
 Insurance charges .....................                         4,971                           664              27,240
                                           ---------------------------   ---------------------------   -----------------
    Net investment income (loss) .......                        57,914                          (664)          2,758,493
                                           ---------------------------   ---------------------------   -----------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                            --                            --             222,141
   Realized gain (loss) on sale of
    investments.........................                        11,878                       134,157            (163,303)
                                           ---------------------------   ---------------------------   -----------------
    Realized gain (loss) ...............                        11,878                       134,157              58,838
                                           ---------------------------   ---------------------------   -----------------
   Change in unrealized gain (loss) on
    investments.........................                       209,863                       (49,413)         (1,709,826)
                                           ---------------------------   ---------------------------   -----------------
Net increase (decrease) in net assets
 resulting from operations .............   $                   279,655   $                    84,080   $       1,107,505
                                           ===========================   ===========================   =================

                                              Janus Aspen
                                                Balanced
                                           Investment Option
                                            (Service Shares)
                                           -----------------

Investment Income:
 Dividends .............................   $              --
                                           -----------------
Expenses:
 Insurance charges .....................              13,037
                                           -----------------
    Net investment income (loss) .......             (13,037)
                                           -----------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                  --
   Realized gain (loss) on sale of
    investments.........................           2,276,536
                                           -----------------
    Realized gain (loss) ...............           2,276,536
                                           -----------------
   Change in unrealized gain (loss) on
    investments.........................          (1,577,357)
                                           -----------------
Net increase (decrease) in net assets
 resulting from operations .............   $         686,142
                                           =================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                    STATEMENT OF OPERATIONS -- (Continued)
                     For the year ended December 31, 2006

   Janus Aspen         Janus Aspen
Global Technology    Worldwide Growth
Investment Option   Investment Option         LMPIS Government
 (Service Shares)    (Service Shares)   Investment Option (Class A)
-----------------   -----------------   ---------------------------

$              --   $          30,834   $                     6,130
-----------------   -----------------   ---------------------------
            3,530               4,046                           434
-----------------   -----------------   ---------------------------
           (3,530)             26,788                         5,696
-----------------   -----------------   ---------------------------
               --                  --                            --
          257,561              88,726                          (780)
-----------------   -----------------   ---------------------------
          257,561              88,726                          (780)
-----------------   -----------------   ---------------------------
          (94,808)            230,218                         4,190
-----------------   -----------------   ---------------------------
$         159,223   $         345,732   $                     9,106
=================   =================   ===========================

                                     LMPVPI Global
       LMPVPI All Cap               High Yield Bond               LMPVPI Investors
Investment Option (Class I)   Investment Option (Class I)   Investment Option (Class I)
---------------------------   ---------------------------   ---------------------------

$                   135,211   $                 1,140,808   $                   146,344
---------------------------   ---------------------------   ---------------------------
                     20,515                        30,623                        38,839
---------------------------   ---------------------------   ---------------------------
                    114,696                     1,110,185                       107,505
---------------------------   ---------------------------   ---------------------------
                    365,342                       114,065                       170,032
                    899,980                        68,322                     5,113,507
---------------------------   ---------------------------   ---------------------------
                  1,265,322                       182,387                     5,283,539
---------------------------   ---------------------------   ---------------------------
                     96,068                       (18,355)                   (2,600,283)
---------------------------   ---------------------------   ---------------------------
$                 1,476,086   $                 1,274,217   $                 2,790,761
===========================   ===========================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                    STATEMENT OF OPERATIONS -- (Continued)
                     For the year ended December 31, 2006

                                              LMPVPI Strategic Bond          LMPVPI Total Return
                                           Investment Option (Class I)   Investment Option (Class I)
                                           ---------------------------   ---------------------------

Investment Income:
 Dividends .............................   $                   243,826   $                    15,935
                                           ---------------------------   ---------------------------
Expenses:
 Insurance charges .....................                        13,108                         1,508
                                           ---------------------------   ---------------------------
    Net investment income (loss) .......                       230,718                        14,427
                                           ---------------------------   ---------------------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                         5,706                        13,904
   Realized gain (loss) on sale of
    investments.........................                        27,055                        21,456
                                           ---------------------------   ---------------------------
    Realized gain (loss) ...............                        32,761                        35,360
                                           ---------------------------   ---------------------------
Change in unrealized gain (loss) on
 investments ...........................                        54,889                        32,803
                                           ---------------------------   ---------------------------
Net increase (decrease) in net assets
 resulting from operations .............   $                   318,368   $                    82,590
                                           ===========================   ===========================


                                                                              LMPVPII
                                               LMPVPII Equity Index      Fundamental Value
                                           Investment Option (Class I)   Investment Option
                                           ---------------------------   -----------------

Investment Income:
 Dividends .............................   $                   425,938   $          74,596
                                           ---------------------------   -----------------
Expenses:
 Insurance charges .....................                       105,197               9,832
                                           ---------------------------   -----------------
    Net investment income (loss) .......                       320,741              64,764
                                           ---------------------------   -----------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                       331,200             188,858
   Realized gain (loss) on sale of
    investments.........................                     8,531,031             146,445
                                           ---------------------------   -----------------
    Realized gain (loss) ...............                     8,862,231             335,303
                                           ---------------------------   -----------------
Change in unrealized gain (loss) on
 investments ...........................                    (3,788,241)            344,640
                                           ---------------------------   -----------------
Net increase (decrease) in net assets
 resulting from operations .............   $                 5,394,731   $         744,707
                                           ===========================   =================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                    STATEMENT OF OPERATIONS -- (Continued)
                     For the year ended December 31, 2006

                         LMPVPIII
     LMPVPIII         International          LMPVPIII
Aggressive Growth     All Cap Growth     Large Cap Growth
Investment Option   Investment Option   Investment Option
-----------------   -----------------   -----------------

$              --   $          18,528   $          11,468
-----------------   -----------------   -----------------
           11,958                 843              19,074
-----------------   -----------------   -----------------
          (11,958)             17,685              (7,606)
-----------------   -----------------   -----------------
            7,043              18,937                  --
          423,043              38,558             283,307
-----------------   -----------------   -----------------
          430,086              57,495             283,307
-----------------   -----------------   -----------------
           93,221              16,271            (58,484)
-----------------   -----------------   -----------------
$         511,349   $          91,451   $         217,217
=================   =================   =================

 LMPVPIII Social         Lord Abbett Growth                 Lord Abbett
 Awareness Stock             and Income                    Mid-Cap Value
Investment Option   Investment Option (Class VC)   Investment Option (Class VC)
-----------------   ----------------------------   ----------------------------

$          10,814   $                     53,873   $                     74,187
-----------------   ----------------------------   ----------------------------
            4,155                          9,303                         40,850
-----------------   ----------------------------   ----------------------------
            6,659                         44,570                         33,337
-----------------   ----------------------------   ----------------------------
               --                        144,363                      1,155,926
           32,290                        169,706                      1,561,117
-----------------   ----------------------------   ----------------------------
           32,290                        314,069                      2,717,043
-----------------   ----------------------------   ----------------------------
          100,141                        326,447                         41,940
-----------------   ----------------------------   ----------------------------
$         139,090   $                    685,086   $                  2,792,320
=================   ============================   ============================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

                                                MIST Batterymarch               MIST BlackRock
                                                  Mid-Cap Stock                 Large-Cap Core
                                           Investment Option (Class A)   Investment Option (Class A)
                                           ---------------------------   ---------------------------

Investment Income:
 Dividends .............................   $                        --   $                        --
                                           ---------------------------   ---------------------------
Expenses:
 Insurance charges .....................                        16,801                         1,179
                                           ---------------------------   ---------------------------
    Net investment income (loss) .......                       (16,801)                       (1,179)
                                           ---------------------------   ---------------------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                            --                            --
   Realized gain (loss) on sale
    of investments......................                        54,633                         1,971
                                           ---------------------------   ---------------------------
    Realized gain (loss) ...............                        54,633                         1,971
                                           ---------------------------   ---------------------------
   Change in unrealized gain (loss) on
    investments.........................                      (410,683)                       54,904
                                           ---------------------------   ---------------------------
Net increase (decrease) in net assets
 resulting from operations .............   $                  (372,851)  $                    55,696
                                           ===========================   ===========================

                                                   MIST Harris                MIST Janus Capital
                                              Oakmark International              Appreciation
                                           Investment Option (Class A)   Investment Option (Class A)
                                           ---------------------------   ---------------------------

Investment Income:
 Dividends .............................   $                        --   $                        --
                                           ---------------------------   ---------------------------
Expenses:
 Insurance charges .....................                        12,842                        21,206
                                           ---------------------------   ---------------------------
    Net investment income (loss) .......                       (12,842)                      (21,206)
                                           ---------------------------   ---------------------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                            --                            --
   Realized gain (loss) on sale
    of investments......................                        59,591                      (541,474)
                                           ---------------------------   ---------------------------
    Realized gain (loss) ...............                        59,591                      (541,474)
                                           ---------------------------   ---------------------------
   Change in unrealized gain (loss) on
    investments.........................                     1,131,444                       531,570
                                           ---------------------------   ---------------------------
Net increase (decrease) in net assets
 resulting from operations .............   $                 1,178,193   $                   (31,110)
                                           ===========================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

      MIST Lord Abbett              MIST Lord Abbett              MIST Lord Abbett
       Bond Debenture              Growth and Income               Mid-Cap Value
Investment Option (Class A)   Investment Option (Class B)   Investment Option (Class B)
---------------------------   ---------------------------   ---------------------------

$                        --   $                        --   $                        --
---------------------------   ---------------------------   ---------------------------
                      9,063                         3,544                         1,094
---------------------------   ---------------------------   ---------------------------
                     (9,063)                       (3,544)                       (1,094)
---------------------------   ---------------------------   ---------------------------
                         --                            --                            --
                     12,182                        (2,183)                       71,689
---------------------------   ---------------------------   ---------------------------
                     12,182                        (2,183)                       71,689
---------------------------   ---------------------------   ---------------------------
                    331,766                       473,116                       (19,145)
---------------------------   ---------------------------   ---------------------------
$                   334,885   $                   467,389   $                    51,450
===========================   ===========================   ===========================

        MIST Met/AIM                  MIST Met/AIM                 MIST Neuberger
    Capital Appreciation            Small Cap Growth             Berman Real Estate
Investment Option (Class A)   Investment Option (Class A)   Investment Option (Class A)
---------------------------   ---------------------------   ---------------------------

$                     4,835   $                        --   $                        --
---------------------------   ---------------------------   ---------------------------
                      6,265                           275                        81,508
---------------------------   ---------------------------   ---------------------------
                     (1,430)                         (275)                      (81,508)
---------------------------   ---------------------------   ---------------------------
                    336,673                         2,615                            --
                   (122,202)                         (805)                      187,714
---------------------------   ---------------------------   ---------------------------
                    214,471                         1,810                       187,714
---------------------------   ---------------------------   ---------------------------
                   (339,868)                       11,451                    11,479,947
---------------------------   ---------------------------   ---------------------------
$                  (126,827)  $                    12,986   $                11,586,153
===========================   ===========================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006


                                                                                MSF BlackRock
                                                MIST Pioneer Fund             Aggressive Growth
                                           Investment Option (Class A)   Investment Option (Class D)
                                           ---------------------------   ---------------------------

Investment Income:
 Dividends .............................   $                        --   $                        --
                                           ---------------------------   ---------------------------
Expenses:
 Insurance charges .....................                            35                        12,797
                                           ---------------------------   ---------------------------
    Net investment income (loss) .......                           (35)                      (12,797)
                                           ---------------------------   ---------------------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                            --                            --
   Realized gain (loss) on sale of
    investments.........................                             7                       (46,330)
                                           ---------------------------   ---------------------------
    Realized gain (loss) ...............                             7                       (46,330)
                                           ---------------------------   ---------------------------
   Change in unrealized gain (loss)
    on investments......................                         2,073                       (61,015)
                                           ---------------------------   ---------------------------
 Net increase (decrease) in net assets
   resulting from operations............   $                     2,045   $                  (120,142)
                                           ===========================   ===========================

                                                  MSF BlackRock                 MSF BlackRock
                                                   Bond Income                   Money Market
                                           Investment Option (Class A)   Investment Option (Class A)
                                           ---------------------------   ---------------------------

Investment Income:
 Dividends .............................   $                        --   $                 3,870,667
                                           ---------------------------   ---------------------------
Expenses:
 Insurance charges .....................                        16,822                       176,317
                                           ---------------------------   ---------------------------
    Net investment income (loss) .......                       (16,822)                    3,694,350
                                           ---------------------------   ---------------------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                            --                            --
   Realized gain (loss) on sale of
    investments.........................                       120,988                            --
                                           ---------------------------   ---------------------------
    Realized gain (loss) ...............                       120,988                            --
                                           ---------------------------   ---------------------------
   Change in unrealized gain (loss)
    on investments......................                       411,815                            --
                                           ---------------------------   ---------------------------
 Net increase (decrease) in net assets
   resulting from operations............   $                   515,981   $                 3,694,350
                                           ===========================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

        MSF Capital                                                    MSF FI
    Guardian U.S. Equity            MSF FI Large Cap               Value Leaders
Investment Option (Class A)   Investment Option (Class A)   Investment Option (Class D)
---------------------------   ---------------------------   ---------------------------

$                        --   $                        --   $                        --
---------------------------   ---------------------------   ---------------------------
                      3,511                         7,191                        37,682
---------------------------   ---------------------------   ---------------------------
                     (3,511)                       (7,191)                      (37,682)
---------------------------   ---------------------------   ---------------------------
                         --                            --                            --
                     (7,139)                     (335,761)                      266,862
---------------------------   ---------------------------   ---------------------------
                     (7,139)                     (335,761)                      266,862
---------------------------   ---------------------------   ---------------------------
                     96,069                        76,013                       650,886
---------------------------   ---------------------------   ---------------------------
$                    85,419   $                  (266,939)  $                   880,066
===========================   ===========================   ===========================

                                                                    MSF MetLife
        MSF MetLife                   MSF MetLife                 Conservative to
   Aggressive Allocation        Conservative Allocation         Moderate Allocation
Investment Option (Class B)   Investment Option (Class B)   Investment Option (Class B)
---------------------------   ---------------------------   ---------------------------

$                        --   $                        --   $                        --
---------------------------   ---------------------------   ---------------------------
                      1,042                         3,019                         6,227
---------------------------   ---------------------------   ---------------------------
                     (1,042)                       (3,019)                       (6,227)
---------------------------   ---------------------------   ---------------------------
                         --                            --                            --
                     (2,766)                       18,742                         1,767
---------------------------   ---------------------------   ---------------------------
                     (2,766)                       18,742                         1,767
---------------------------   ---------------------------   ---------------------------
                    128,062                       232,905                       735,632
---------------------------   ---------------------------   ---------------------------
$                   124,254   $                   248,628   $                   731,172
===========================   ===========================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

                                                                                 MSF MetLife
                                                   MSF MetLife                   Moderate to
                                               Moderate Allocation          Aggressive Allocation
                                           Investment Option (Class B)   Investment Option (Class B)
                                           ---------------------------   ---------------------------

Investment Income:
 Dividends .............................   $                        --   $                        --
                                           ---------------------------   ---------------------------
Expenses:
 Insurance charges .....................                         1,476                           267
                                           ---------------------------   ---------------------------
    Net investment income (loss) .......                        (1,476)                         (267)
                                           ---------------------------   ---------------------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                            --                            --
   Realized gain (loss) on sale of
    investments.........................                           344                         2,192
                                           ---------------------------   ---------------------------
    Realized gain (loss) ...............                           344                         2,192
                                           ---------------------------   ---------------------------
   Change in unrealized gain (loss) on
    investments.........................                       146,921                        20,326
                                           ---------------------------   ---------------------------
 Net increase (decrease) in net assets
   resulting from operations............   $                   145,789   $                    22,251
                                           ===========================   ===========================

                                                                               MSF Oppenheimer
                                             MSF MFS(R) Total Return            Global Equity
                                           Investment Option (Class F)   Investment Option (Class B)
                                           ---------------------------   ---------------------------

Investment Income:
 Dividends .............................   $                        --   $                        --
                                           ---------------------------   ---------------------------
Expenses:
 Insurance charges .....................                        62,470                         1,497
                                           ---------------------------   ---------------------------
    Net investment income (loss) .......                       (62,470)                       (1,497)
                                           ---------------------------   ---------------------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                            --                            --
   Realized gain (loss) on sale of
    investments.........................                       (79,315)                       (2,822)
                                           ---------------------------   ---------------------------
    Realized gain (loss) ...............                       (79,315)                       (2,822)
                                           ---------------------------   ---------------------------
   Change in unrealized gain (loss) on
    investments.........................                     3,329,262                        85,235
                                           ---------------------------   ---------------------------
 Net increase (decrease) in net assets
   resulting from operations............   $                 3,187,477   $                    80,916
                                           ===========================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

                                      MSF Western                MSF Western Asset
        MSF T. Rowe                 Asset Management              Management U.S.
   Price Large Cap Growth           High Yield Bond                  Government
Investment Option (Class B)   Investment Option (Class A)   Investment Option (Class A)
---------------------------   ---------------------------   ---------------------------

$                        --   $                        --   $                        --
---------------------------   ---------------------------   ---------------------------
                      5,514                        26,232                         7,456
---------------------------   ---------------------------   ---------------------------
                     (5,514)                      (26,232)                       (7,456)
---------------------------   ---------------------------   ---------------------------
                         --                            --                            --
                     20,844                        74,066                       133,088
---------------------------   ---------------------------   ---------------------------
                     20,844                        74,066                       133,088
---------------------------   ---------------------------   ---------------------------
                    252,605                     1,068,568                       624,969
---------------------------   ---------------------------   ---------------------------
$                   267,935   $                 1,116,402   $                   750,601
===========================   ===========================   ===========================

                                               PIMCO VIT
                        PIMCO VIT             Real Return
   Money Market        Low Duration        Investment Option
Investment Option   Investment Option   (Administrative Class)
-----------------   -----------------   ----------------------

$       2,396,153   $         954,661   $            1,884,095
-----------------   -----------------   ----------------------
          120,834              47,764                   87,708
-----------------   -----------------   ----------------------
        2,275,319             906,897                1,796,387
-----------------   -----------------   ----------------------
               --                  --                2,201,198
               --              (6,397)              (1,699,833)
-----------------   -----------------   ----------------------
               --              (6,397)                 501,365
-----------------   -----------------   ----------------------
               --              96,108               (2,574,737)
-----------------   -----------------   ----------------------
$       2,275,319   $         996,608   $            (276,985)
=================   =================   ======================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

                                                  PIMCO VIT
                                                Total Return                 Pioneer Mid
                                              Investment Option             Cap Value VCT
                                           (Administrative Class)   Investment Option (Class II)
                                           ----------------------   ----------------------------

Investment Income:
 Dividends .............................   $            5,324,837   $                         --
                                           ----------------------   ----------------------------
Expenses:
 Insurance charges .....................                  242,034                         18,025
                                           ----------------------   ----------------------------
    Net investment income (loss) .......                5,082,803                        (18,025)
                                           ----------------------   ----------------------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                  653,342                      2,964,559
   Realized gain (loss) on sale of
    investments.........................               (1,521,280)                    (1,225,854)
                                           ----------------------   ----------------------------
    Realized gain (loss) ...............                (867,938)                      1,738,705
                                           ----------------------   ----------------------------
   Change in unrealized gain (loss) on
    investments.........................                  (33,058)                    (1,056,207)
                                           ----------------------   ----------------------------
 Net increase (decrease) in net assets
   resulting from operations............   $            4,181,807   $                    664,473
                                           ======================   ============================

                                                     Putnam VT                      Putnam VT
                                                 Discovery Growth             International Equity
                                           Investment Option (Class IB)   Investment Option (Class IB)
                                           ----------------------------   ----------------------------

Investment Income:
 Dividends .............................   $                         --   $                    181,741
                                           ----------------------------   ----------------------------
Expenses:
 Insurance charges .....................                            581                         27,463
                                           ----------------------------   ----------------------------
    Net investment income (loss) .......                           (581)                       154,278
                                           ----------------------------   ----------------------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                             --                             --
   Realized gain (loss) on sale of
    investments.........................                         64,097                      8,129,542
                                           ----------------------------   ----------------------------
    Realized gain (loss) ...............                         64,097                      8,129,542
                                           ----------------------------   ----------------------------
   Change in unrealized gain (loss) on
    investments.........................                        (22,199)                    (2,633,126)
                                           ----------------------------   ----------------------------
 Net increase (decrease) in net assets
   resulting from operations............   $                     41,317   $                  5,650,694
                                           ============================   ============================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006


          Putnam VT
       Small Cap Value          Royce Micro-Cap     Royce Small-Cap
Investment Option (Class IB)   Investment Option   Investment Option
----------------------------   -----------------   -----------------

$                    129,002   $           9,289   $           3,513
----------------------------   -----------------   -----------------
                      79,931               3,366               7,875
----------------------------   -----------------   -----------------
                      49,071               5,923              (4,362)
----------------------------   -----------------   -----------------
                   3,950,086             282,970             261,504
                   2,456,138              13,749               5,860
----------------------------   -----------------   -----------------
                   6,406,224             296,719             267,364
----------------------------   -----------------   -----------------
                    (381,979)            346,943             233,575
----------------------------   -----------------   -----------------
$                  6,073,316   $         649,585   $         496,577
============================   =================   =================

    Travelers AIM             Travelers         Travelers Disciplined
Capital Appreciation   Convertible Securities       Mid Cap Stock
  Investment Option       Investment Option       Investment Option
  -----------------       -----------------       -----------------

$                 --   $               39,011   $             186,015
--------------------   ----------------------   ---------------------
              10,570                    3,055                  21,719
--------------------   ----------------------   ---------------------
             (10,570)                  35,956                 164,296
--------------------   ----------------------   ---------------------
              83,792                   61,108               5,549,589
           2,411,629                  242,774               3,067,845
--------------------   ----------------------   ---------------------
           2,495,421                  303,882               8,617,434
--------------------   ----------------------   ---------------------
          (1,459,742)                 (18,516)             (5,697,424)
--------------------   ----------------------   ---------------------
$          1,025,109   $              321,322   $           3,084,306
====================   ======================   =====================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

                                                                                    Travelers Managed    Travelers Managed
                                            Travelers Equity       Travelers        Allocation Series:   Allocation Series:
                                                 Income            Large Cap           Aggressive          Conservative
                                           Investment Option   Investment Option    Investment Option    Investment Option
                                           -----------------   -----------------    -----------------    -----------------

Investment Income:
 Dividends .............................   $         699,317   $         121,305   $            1,559   $            2,740
                                           -----------------   -----------------   ------------------   ------------------
Expenses:
 Insurance charges .....................              35,991              17,904                   15                   11
                                           -----------------   -----------------   ------------------   ------------------
    Net investment income (loss) .......             663,326             103,401                1,544                2,729
                                           -----------------   -----------------   ------------------   ------------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........           5,339,892           1,484,480               12,839                1,643
   Realized gain (loss) on sale of
    investments.........................           1,457,864           2,496,772              (12,744)              (4,150)
                                           -----------------   -----------------   ------------------   ------------------
    Realized gain (loss) ...............           6,797,756           3,981,252                   95               (2,507)
                                           -----------------   -----------------   ------------------   ------------------
   Change in unrealized gain (loss) on
    investments.........................          (4,705,229)         (3,174,304)                  --                   --
                                           -----------------   -----------------   ------------------   ------------------
 Net increase (decrease) in net assets
   resulting from operations............   $       2,755,853   $         910,349   $            1,639   $              222
                                           =================   =================   ==================   ==================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

 Travelers Managed
Allocation Series:   Travelers Mercury    Travelers MFS(R)
     Moderate          Large Cap Core      Mid Cap Growth
 Investment Option   Investment Option   Investment Option
 -----------------   -----------------   -----------------

$            2,100   $           1,721   $              --
------------------   -----------------   -----------------
                12                 516              18,363
------------------   -----------------   -----------------
             2,088               1,205             (18,363)
------------------   -----------------   -----------------
             5,680              25,126           1,478,532
            (6,883)            128,908           2,773,984
------------------   -----------------   -----------------
            (1,203)            154,034           4,252,516
------------------   -----------------   -----------------
                --            (108,072)         (2,549,358)
------------------   -----------------   -----------------
$              885   $          47,167   $       1,684,795
==================   =================   =================

 Travelers MFS(R)    Travelers Mondrian       Travelers
   Total Return     International Stock      Quality Bond
Investment Option    Investment Option    Investment Option
-----------------    -----------------    -----------------

$         799,329   $           481,428   $       1,719,000
-----------------   -------------------   -----------------
           38,857                 9,233              18,891
-----------------   -------------------   -----------------
          760,472               472,195           1,700,109
-----------------   -------------------   -----------------
          867,603               541,223                  --
         (113,972)            2,723,391          (2,099,483)
-----------------   -------------------   -----------------
          753,631             3,264,614          (2,099,483)
-----------------   -------------------   -----------------
          662,058            (1,926,489)            264,541
-----------------   -------------------   -----------------
$       2,176,161   $         1,810,320   $        (134,833)
=================   ===================   =================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

                                                                   Travelers           Travelers
                                               Travelers        U.S. Government        Van Kampen
                                            Strategic Equity       Securities          Enterprise
                                           Investment Option   Investment Option   Investment Option
                                           -----------------   -----------------   -----------------

Investment Income:
 Dividends .............................   $          20,288   $       1,747,091   $             848
                                           -----------------   -----------------   -----------------
Expenses:
 Insurance charges .....................               3,721              20,671               1,735
                                           -----------------   -----------------   -----------------
    Net investment income (loss) .......              16,567           1,726,420                (887)
                                           -----------------   -----------------   -----------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........             222,436             425,095              69,165
   Realized gain (loss) on sale of
    investments.........................             318,249          (2,553,222)            204,493
                                           -----------------   -----------------   -----------------
    Realized gain (loss) ...............             540,685          (2,128,127)            273,658
                                           -----------------   -----------------   -----------------
   Change in unrealized gain (loss) on
    investments.........................            (282,889)           (560,159)           (164,186)
                                           -----------------   -----------------   -----------------
Net increase (decrease) in net assets
 resulting from operations .............   $         274,363   $        (961,866)  $         108,585
                                           =================   =================   =================

                                                   UIF Emerging
                                                  Markets Equity
                                           Investment Option (Class I)
                                           ---------------------------

Investment Income:
 Dividends .............................   $                     9,901
                                           ---------------------------
Expenses:
 Insurance charges .....................                         1,174
                                           ---------------------------
    Net investment income (loss) .......                         8,727
                                           ---------------------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                        30,406
   Realized gain (loss) on sale of
    investments.........................                        11,871
                                           ---------------------------
    Realized gain (loss) ...............                        42,277
                                           ---------------------------
   Change in unrealized gain (loss) on
    investments.........................                       229,991
                                           ---------------------------
Net increase (decrease) in net assets
 resulting from operations .............   $                   280,995
                                           ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

   Vanguard VIF        Vanguard VIF        Vanguard VIF
Diversified Value      Equity Index       International
Investment Option   Investment Option   Investment Option
-----------------   -----------------   -----------------

$           1,846   $           2,131   $              --
-----------------   -----------------   -----------------
           25,585              42,021                  67
-----------------   -----------------   -----------------
          (23,739)            (39,890)                (67)
-----------------   -----------------   -----------------
            1,209               8,259                  --
           20,637             113,934                  22
-----------------   -----------------   -----------------
           21,846             122,193                  22
-----------------   -----------------   -----------------
        1,879,118           2,344,862               9,468
-----------------   -----------------   -----------------
$       1,877,225   $       2,427,165   $           9,423
=================   =================   =================

                       Vanguard VIF        Vanguard VIF
   Vanguard VIF         Short-Term        Small Company
  Mid-Cap Index      Investment-Grade         Growth
Investment Option   Investment Option   Investment Option
-----------------   -----------------   -----------------

$              --   $             184   $              --
-----------------   -----------------   -----------------
           26,952                  40               1,624
-----------------   -----------------   -----------------
          (26,952)                144              (1,624)
-----------------   -----------------   -----------------
               --                  --                  --
         (208,927)                480               8,021
-----------------   -----------------   -----------------
         (208,927)                480               8,021
-----------------   -----------------   -----------------
          569,625                   4             110,504
-----------------   -----------------   -----------------
$         333,746   $             628   $         116,901
=================   =================   =================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

                                           VIP Asset Manager SM   VIP Contrafund(R)   VIP Contrafund(R)
                                             Investment Option    Investment Option   Investment Option
                                              (Initial Class)      (Initial Class)    (Service Class 2)
                                              ---------------      ---------------    -----------------

Investment Income:
 Dividends .............................   $             73,427   $         102,338   $         306,473
                                           --------------------   -----------------   -----------------
Expenses:
 Insurance charges .....................                  7,825              19,513              55,465
    Net investment income (loss) .......                 65,602              82,825             251,008
                                           --------------------   -----------------   -----------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                     --             963,649           2,913,029
                                           --------------------   -----------------   -----------------
   Realized gain (loss) on sale of
    investments.........................                 23,857              18,460             990,377
                                           --------------------   -----------------   -----------------
    Realized gain (loss) ...............                 23,857             982,109           3,903,406
   Change in unrealized gain (loss) on
    investments.........................                119,274            (622,275)           (508,371)
                                           --------------------   -----------------   -----------------
Net increase (decrease) in net assets
 resulting from operations .............   $            208,733   $         442,659   $       3,646,043
                                           ====================   =================   =================

                                           VIP Growth & Income
                                            Investment Option
                                            (Service Class 2)
                                            -----------------

Investment Income:
 Dividends .............................   $            67,453
                                           -------------------
Expenses:
 Insurance charges .....................                20,657
    Net investment income (loss) .......                46,796
                                           -------------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........               244,117
                                           -------------------
   Realized gain (loss) on sale of
    investments.........................                17,528
                                           -------------------
    Realized gain (loss) ...............               261,645
   Change in unrealized gain (loss) on
    investments.........................             1,235,377
                                           -------------------
Net increase (decrease) in net assets
 resulting from operations .............   $         1,543,818
                                           ===================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Concluded)
                     For the year ended December 31, 2006

   VIP Mid Cap         VIP Overseas
Investment Option   Investment Option
(Service Class 2)   (Service Class 2)
-----------------   -----------------

$          45,527   $         112,187
-----------------   -----------------
           92,614              34,279
          (47,087)             77,908
-----------------   -----------------
        3,035,615              97,229
-----------------   -----------------
          492,349             848,848
-----------------   -----------------
        3,527,964             946,077
       (1,066,759)          1,925,940
-----------------   -----------------
$       2,414,118   $       2,949,925
=================   =================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                            FOR VARIABLE ANNUITIES

                     STATEMENTS OF CHANGES IN NET ASSETS
                For the years ended December 31, 2006 and 2005

                                                                                                       AIM V.I.
                                               Dreyfus Stock Index                               International Growth
                                                Investment Option         The Merger Fund VL       Investment Option
                                                 (Initial Shares)         Investment Option           (Series I)
                                           ---------------------------   -------------------   ------------------------
                                               2006           2005         2006       2005         2006         2005
                                               ----           ----         ----       ----         ----         ----

Operations:
 Net investment income (loss) ..........   $    657,571   $    482,580   $   (168)  $     --   $   121,406   $    7,012
 Realized gain (loss) ..................        591,702      1,225,946     17,795         --        53,136        2,382
 Change in unrealized gain (loss) on
   investments..........................      5,459,217       (118,936)    (9,305)        --     1,933,406      112,898
                                           ------------   ------------   --------   --------   -----------   ----------
   Net increase (decrease) in net assets
    resulting from operations ..........      6,708,490      1,589,590      8,322         --     2,107,948      122,292
                                           ------------   ------------   --------   --------   -----------   ----------
Unit Transactions:
 Participant premium payments ..........      4,148,671     11,755,000         --         --       981,512        2,941
 Participant transfers from other
   funding options......................     21,432,476      9,770,437    229,158         --    11,932,471    1,192,046
 Growth rate intra-fund transfers in ...     16,331,306            515         --         --       470,102           --
 Contract surrenders ...................     (2,020,476)    (1,303,156)      (701)        --       (53,863)      (4,753)
 Participant transfers to other funding
   options..............................     (4,614,972)   (14,286,946)   (71,644)        --      (869,956)     (37,839)
 Growth rate intra-fund transfers out ..    (16,330,784)          (515)        --         --      (470,103)          --
 Other receipts/payments ...............       (174,617)        (6,412)        --         --        (1,988)          --
                                           ------------   ------------   --------   --------   -----------   ----------
   Net increase (decrease) in net assets
    resulting from unit transactions ...     18,771,604      5,928,923    156,813         --    11,988,175    1,152,395
                                           ------------   ------------   --------   --------   -----------   ----------
   Net increase (decrease) in net assets     25,480,094      7,518,513    165,135         --    14,096,123    1,274,687
Net Assets:
   Beginning of year....................     30,130,216     22,611,703         --         --     1,274,687           --
                                           ------------   ------------   --------   --------   -----------   ----------
   End of year..........................   $ 55,610,310   $ 30,130,216   $165,135   $     --   $15,370,810   $1,274,687
                                           ============   ============   ========   ========   ===========   ==========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                            FOR VARIABLE ANNUITIES

            STATEMENTS OF CHANGES IN NET ASSETS   --  (Continued)
                For the years ended December 31, 2006 and 2005

    AllianceBernstein            AllianceBernstein            American Century
    Growth and Income            Large-Cap Growth                 VP Ultra
    Investment Option            Investment Option           Investment Option
       (Class B)                     (Class B)                   (Class I)
-------------------------   --------------------------   -------------------------
    2006          2005          2006           2005          2006          2005
    ----          ----          ----           ----          ----          ----

$    (1,291)  $    24,507   $    (14,748)  $   (28,939)  $    (9,727)  $   (12,593)
    216,730        59,041      3,439,782       452,604        92,276       121,920
   (116,952)       27,232     (3,469,178)    1,555,707      (287,357)      (26,011)
-----------   -----------   ------------   -----------   -----------   -----------
     98,487       110,780        (44,144)    1,979,372      (204,808)       83,316
-----------   -----------   ------------   -----------   -----------   -----------
     36,910        54,313        437,408     3,097,537            --            --
    463,981     2,430,783      1,935,189     7,279,213       244,209       716,100
        820           261          3,568            --            --            --
    (11,139)     (587,638)       (64,526)     (227,238)      (76,455)      (97,240)
 (2,813,235)     (787,208)   (23,861,103)   (4,007,101)   (1,361,178)   (1,773,921)
       (820)         (261)        (3,568)           --            --            --
         --          (128)        (2,411)      (19,889)      (30,659)           --
-----------   -----------   ------------   -----------   -----------   -----------
               (1,224,083)    (1,155,061)    7,458,696     1,896,773
-----------   -----------   ------------   -----------   -----------   -----------
 (2,224,996)    1,220,902    (21,599,587)    8,101,894    (1,428,891)   (1,071,745)
  2,224,996     1,004,094     21,599,587    13,497,693     5,780,199     6,851,944
-----------   -----------   ------------   -----------   -----------   -----------
$        --   $ 2,224,996   $         --   $21,599,587   $ 4,351,308   $ 5,780,199
===========   ===========   ============   ===========   ===========   ===========

      American Funds
      Global Growth
    Investment Option
        (Class 2)
-------------------------
    2006          2005
    ----          ----

$    91,460   $    47,807
    413,621       291,462
  2,191,474     1,016,799
-----------   -----------
  2,696,555     1,356,068
-----------   -----------
    814,537       927,677
  9,216,917     3,948,795
    973,377           702
   (546,231)     (670,083)
 (2,013,388)   (2,307,912)
   (973,378)         (702)
    (13,138)       (1,704)
-----------   -----------

-----------   -----------
 10,155,251     3,252,841
 11,124,119     7,871,278
-----------   -----------
$21,279,370   $11,124,119
===========   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                      American Funds Growth-
                                         American Funds Growth                Income
                                           Investment Option             Investment Option           Capital Appreciation
                                               (Class 2)                     (Class 2)                Investment Option
                                      ---------------------------   ---------------------------   --------------------------
                                          2006           2005           2006           2005           2006          2005
                                          ----           ----           ----           ----           ----          ----

Operations:
 Net investment income (loss) .....   $    434,514   $    264,279   $    545,878   $    394,873   $    (17,789)  $   (48,483)
 Realized gain (loss) .............      4,342,017      1,444,838      3,036,298        596,985      5,096,730     1,076,291
 Change in unrealized gain (loss)
   on investments..................        942,184      6,061,249      2,166,725        960,129     (5,232,148)    2,641,195
                                      ------------   ------------   ------------   ------------   ------------   -----------
   Net increase (decrease) in net
    assets resulting
    from operations ...............      5,718,715      7,770,366      5,748,901      1,951,987       (153,207)    3,669,003
                                      ------------   ------------   ------------   ------------   ------------   -----------
Unit Transactions:
 Participant premium payments .....      8,606,443     12,819,531      6,810,140      8,615,634        543,164     1,623,903
 Participant transfers from other
   funding options.................     37,744,712     13,941,761     28,831,330     10,673,487      3,430,742     7,013,749
 Growth rate intra-fund transfers
   in..............................        508,577     13,849,609          9,800     12,917,559        133,144        41,888
 Contract surrenders ..............     (7,379,385)    (4,014,434)    (6,644,821)    (4,314,915)      (219,580)   (1,992,818)
 Participant transfers to other
   funding options.................    (25,313,668)    (6,709,380)   (30,030,361)    (6,097,691)   (27,746,941)   (6,991,912)
 Growth rate intra-fund transfers
   out.............................       (508,577)   (13,849,609)        (9,800)   (12,917,559)      (133,144)      (41,888)
 Other receipts/payments ..........        (87,717)          (857)       (28,201)        (1,952)        (1,192)      (51,387)
                                      ------------   ------------   ------------   ------------   ------------   -----------
   Net increase (decrease) in net
    assets resulting from unit
    transactions ..................     13,570,385     16,036,621     (1,061,913)     8,874,563    (23,993,807)     (398,465)
                                      ------------   ------------   ------------   ------------   ------------   -----------
   Net increase (decrease) in net
    assets ........................     19,289,100     23,806,987      4,686,988     10,826,550    (24,147,014)    3,270,538
Net Assets:
   Beginning of year...............     58,186,035     34,379,048     36,359,276     25,532,726     24,147,014    20,876,476
                                      ------------   ------------   ------------   ------------   ------------   -----------
   End of year.....................   $ 77,475,135   $ 58,186,035   $ 41,046,264   $ 36,359,276   $         --   $24,147,014
                                      ============   ============   ============   ============   ============   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005


    Credit Suisse Trust            Delaware VIP REIT          Delaware VIP Small Cap     Dreyfus VIF Appreciation
      Emerging Markets             Investment Option         Value Investment Option         Investment Option
     Investment Option              (Standard Class)             (Standard Class)            (Initial Shares)
---------------------------   ---------------------------   -------------------------   --------------------------
    2006           2005           2006           2005           2006          2005          2006           2005
    ----           ----           ----           ----           ----          ----          ----           ----

$    (12,304)  $     78,960   $    912,599   $    709,605   $     2,890   $     2,249   $     21,088   $   (16,861)
  11,043,637      1,816,433     10,055,120      4,431,909       635,045       177,602        273,655       689,903
  (4,273,658)     2,656,999     (7,050,443)    (2,052,300)      487,965       255,690      2,672,926      (134,933)
------------   ------------   ------------   ------------   -----------   -----------   ------------   -----------
   6,757,675      4,552,392      3,917,276      3,089,214     1,125,900       435,541      2,967,669       538,109
------------   ------------   ------------   ------------   -----------   -----------   ------------   -----------
     831,552      3,095,423      2,059,371      9,071,226     2,321,107     1,966,610      1,862,618     1,123,489
  17,959,577     16,782,330      4,132,728     11,460,677     3,990,888     4,191,777     21,901,561     5,561,624
      28,724          1,228        122,305          9,053        17,966            --     20,055,136         6,525
    (244,293)    (2,310,452)      (152,807)      (725,763)     (160,923)      (47,122)      (325,354)     (265,849)
 (46,202,634)   (12,193,523)   (56,578,516)   (13,584,876)   (2,018,248)   (1,348,228)    (4,234,331)   (9,356,797)
     (28,713)        (1,228)      (122,305)        (9,053)      (17,966)           --    (20,055,151)       (6,525)
      (5,200)       (29,627)        (3,054)       (65,090)           --          (538)       (46,206)         (153)
------------   ------------   ------------   ------------   -----------   -----------   ------------   -----------
 (27,660,987)     5,344,151    (50,542,278)     6,156,174     4,132,824     4,762,499     19,158,273    (2,937,686)
------------   ------------   ------------   ------------   -----------   -----------   ------------   -----------
 (20,903,312)     9,896,543    (46,625,002)     9,245,388     5,258,724     5,198,040     22,125,942    (2,399,577)
  24,544,073     14,647,530     46,625,002     37,379,614     5,274,246        76,206      3,902,090     6,301,667
------------   ------------   ------------   ------------   -----------   -----------   ------------   -----------
$  3,640,761   $ 24,544,073   $         --   $ 46,625,002   $10,532,970   $ 5,274,246   $ 26,028,032   $ 3,902,090
============   ============   ============   ============   ===========   ===========   ============   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                                                       FTVIPT Franklin
                                              Dreyfus VIF                     DWS VIT                   Small-Mid Cap
                                           Developing Leaders             Small Cap Index             Growth Securities
                                           Investment Option             Investment Option            Investment Option
                                            (Initial Shares)                (Class A)                     (Class 2)
                                       --------------------------   ---------------------------   --------------------------
                                           2006          2005           2006           2005           2006          2005
                                           ----          ----           ----           ----           ----          ----

Operations:
 Net investment income (loss) ......   $     50,698   $   (45,887)  $    191,003   $    175,002   $    (27,196)  $   (35,565)
 Realized gain (loss) ..............      2,655,154     1,002,731      6,274,698      2,860,005      2,428,320       577,908
 Change in unrealized gain (loss)
   on investments...................     (3,218,930)      508,416       (225,416)    (1,759,402)      (637,562)      414,919
                                       ------------   -----------   ------------   ------------   ------------   -----------
   Net increase (decrease) in net
    assets resulting from
    operations .....................       (513,078)    1,465,260      6,240,285      1,275,605      1,763,562       957,262
                                       ------------   -----------   ------------   ------------   ------------   -----------
Unit Transactions:
 Participant premium payments ......        484,838     1,487,411      1,425,521      4,959,350      2,232,752     5,035,066
 Participant transfers from other
   funding options..................     10,233,021     8,822,547     19,618,543     11,015,378      4,034,800     5,444,176
 Growth rate intra-fund transfers
   in...............................         23,628       273,759         18,694            562         18,492     3,987,796
 Contract surrenders ...............       (247,758)   (2,848,245)    (1,017,312)    (3,891,847)      (763,036)   (1,858,492)
 Participant transfers to other
   funding options..................    (19,879,187)   (5,669,274)   (31,371,331)   (14,785,240)   (14,227,842)   (4,992,239)
 Growth rate intra-fund transfers
   out..............................        (23,628)     (273,759)       (18,688)          (562)       (18,489)   (3,987,796)
 Other receipts/payments ...........        (10,786)       (8,410)       (30,453)       (19,363)        (2,242)      (13,324)
                                       ------------   -----------   ------------   ------------   ------------   -----------
   Net increase (decrease) in net
    assets resulting from unit
    transactions ...................     (9,419,872)    1,784,029    (11,375,026)    (2,721,722)    (8,725,565)    3,615,187
                                       ------------   -----------   ------------   ------------   ------------   -----------
   Net increase (decrease) in net
    assets .........................     (9,932,950)    3,249,289     (5,134,741)    (1,446,117)    (6,962,003)    4,572,449
Net Assets:
   Beginning of year................     24,882,560    21,633,271     32,820,407     34,266,524     20,350,228    15,777,779
                                       ------------   -----------   ------------   ------------   ------------   -----------
   End of year......................   $ 14,949,610   $24,882,560   $ 27,685,666   $ 32,820,407   $ 13,388,225   $20,350,228
                                       ============   ===========   ============   ============   ============   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005


     FTVIPT Templeton
    Developing Markets            FTVIPT Templeton            FTVIPT Templeton
        Securities               Foreign Securities       Global Asset Allocation
    Investment Option            Investment Option           Investment Option
        (Class 2)                    (Class 2)                   (Class 1)
--------------------------   --------------------------   ------------------------
    2006           2005          2006           2005         2006         2005
    ----           ----          ----           ----         ----         ----

$    306,955   $    64,997   $    287,250   $   180,573   $   35,112   $        --
   1,655,933       293,671      1,692,074       589,313       32,671            --
   5,468,216     3,179,998      2,784,729     1,266,961      244,459            --
------------   -----------   ------------   -----------   ----------   -----------
   7,431,104     3,538,666      4,764,053     2,036,847      312,242            --
------------   -----------   ------------   -----------   ----------   -----------
   2,472,232     1,883,224      3,563,699     2,911,369       25,777            --
  15,603,609    20,338,467      6,830,768     9,090,819    3,988,982            --
      41,203         9,064        158,682     8,272,594      395,554            --
    (406,480)     (144,387)      (882,025)   (2,318,638)      (8,543)           --
 (12,097,456)   (4,698,313)   (11,169,209)   (4,133,756)    (150,108)           --
     (41,203)       (9,064)      (158,682)   (8,272,594)    (395,555)           --
     (73,992)       (7,404)        (8,724)       (4,523)      (1,407)           --
------------   -----------   ------------   -----------   ----------   -----------
   5,497,913    17,371,587     (1,665,491)    5,545,271    3,854,700            --
------------   -----------   ------------   -----------   ----------   -----------
  12,929,017    20,910,253      3,098,562     7,582,118    4,166,942            --
  23,355,401     2,445,148     24,657,250    17,075,132           --            --
------------   -----------   ------------   -----------   ----------   -----------
$ 36,284,418   $23,355,401   $ 27,755,812   $24,657,250   $4,166,942   $        --
============   ===========   ============   ===========   ==========   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                 FTVIPT Templeton
                                                  Global Income            FTVIPT Templeton
                                                    Securities             Growth Securities
                                                Investment Option          Investment Option           High Yield Bond
                                                    (Class 1)                  (Class 2)              Investment Option
                                             ------------------------   -----------------------   --------------------------
                                                2006          2005         2006         2005          2006          2005
                                                ----          ----         ----         ----          ----          ----

Operations:
 Net investment income (loss) ............   $    57,914   $   66,104   $      (664)  $   5,051   $  2,758,493   $   (77,795)
 Realized gain (loss) ....................        11,878      (38,588)      134,157       8,352         58,838       287,514
 Change in unrealized gain (loss) on
   investments............................       209,863      (45,741)      (49,413)     48,430     (1,709,826)      221,585
                                             -----------   ----------   -----------   ---------   ------------   -----------
    Net increase (decrease) in net assets
     resulting from operations ...........       279,655      (18,225)       84,080      61,833      1,107,505       431,304
                                             -----------   ----------   -----------   ---------   ------------   -----------
Unit Transactions:
 Participant premium payments ............       155,703      158,975        81,961     141,364      1,761,763     8,147,528
 Participant transfers from other funding
   options................................     4,269,094    1,383,840       468,379     893,278      6,651,630     7,435,439
 Growth rate intra-fund transfers in .....       189,827          975           671         802         38,250       142,587
 Contract surrenders .....................       (58,478)     (62,147)      (14,607)     (7,038)      (172,122)   (1,470,326)
 Participant transfers to other funding
   options................................    (1,306,164)    (658,995)   (1,405,756)   (314,290)   (50,688,077)   (8,725,324)
 Growth rate intra-fund transfers out ....      (189,827)        (975)         (671)       (802)       (38,250)     (142,587)
 Other receipts/payments .................          (856)      (3,881)           --          --         (2,727)      (55,399)
                                             -----------   ----------   -----------   ---------   ------------   -----------
    Net increase (decrease) in net assets
     resulting from unit transactions ....     3,059,299      817,792      (870,023)    713,314    (42,449,533)    5,331,918
                                             -----------   ----------   -----------   ---------   ------------   -----------
    Net increase (decrease) in net assets      3,338,954      799,567      (785,943)    775,147    (41,342,028)    5,763,222
Net Assets:
    Beginning of year ....................       945,875      146,308       785,943      10,796     41,342,028    35,578,806
                                             -----------   ----------   -----------   ---------   ------------   -----------
    End of year ..........................   $ 4,284,829   $  945,875   $        --   $ 785,943   $         --   $41,342,028
                                             ===========   ==========   ===========   =========   ============   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

        Janus Aspen                 Janus Aspen                 Janus Aspen
         Balanced                Global Technology           Worldwide Growth          LMPIS Government
     Investment Option           Investment Option           Investment Option        Investment Option
     (Service Shares)             (Service Shares)           (Service Shares)             (Class A)
--------------------------   -------------------------   ------------------------   ---------------------
    2006           2005          2006          2005         2006          2005         2006        2005
    ----           ----          ----          ----         ----          ----         ----        ----

$    (13,037)  $   293,263   $    (3,530)  $    (4,500)  $   26,788   $    19,839   $   5,696   $   8,596
   2,276,536       249,160       257,561       134,552       88,726        58,046        (780)       (597)
  (1,577,357)      577,352       (94,808)      198,358      230,218         7,613       4,190      (8,137)
------------   -----------   -----------   -----------   ----------   -----------   ---------   ---------
     686,142     1,119,775       159,223       328,410      345,732        85,498       9,106        (138)
------------   -----------   -----------   -----------   ----------   -----------   ---------   ---------
     686,722     3,499,649       188,178       547,185      174,304       204,497       8,750       8,487
   4,129,936     4,757,501     1,556,670     1,819,900      905,221       886,954     341,965     415,945
     167,104         5,921        15,856            --           33            (8)         --          --
     (93,765)   (1,228,995)      (27,494)     (803,769)     (37,132)      (31,540)     (3,322)     (1,715)
 (22,759,696)   (2,469,252)   (2,187,722)   (1,132,879)    (894,438)   (1,447,893)   (398,718)   (228,306)
    (167,104)       (5,921)      (15,856)           --          (33)            8          --          --
      (8,725)       (9,236)       (3,601)         (690)      (7,215)      (15,219)         --          --
------------   -----------   -----------   -----------   ----------   -----------   ---------   ---------
 (18,045,528)    4,549,667      (473,969)      429,747      140,740      (403,201)    (51,325)    194,411
------------   -----------   -----------   -----------   ----------   -----------   ---------   ---------
 (17,359,386)    5,669,442      (314,746)      758,157      486,472      (317,703)    (42,219)    194,273
  17,359,386    11,689,944     1,942,776     1,184,619    1,702,962     2,020,665     194,273          --
------------   -----------   -----------   -----------   ----------   -----------   ---------   ---------
$         --   $17,359,386   $ 1,628,030   $ 1,942,776   $2,189,434   $ 1,702,962   $ 152,054   $ 194,273
============   ===========   ===========   ===========   ==========   ===========   =========   =========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                            LMPVPI Global
                                                LMPVPI All Cap             High Yield Bond             LMPVPI Investors
                                               Investment Option          Investment Option           Investment Option
                                                   (Class I)                  (Class I)                   (Class I)
                                          -------------------------   -------------------------   --------------------------
                                              2006          2005          2006          2005          2006          2005
                                              ----          ----          ----          ----          ----          ----

Operations:
 Net investment income (loss)..........   $   114,696   $    51,638   $  1,110,185   $       --   $    107,505   $   309,641
 Realized gain (loss)..................     1,265,322       230,237        182,387           --      5,283,539     1,090,234
 Change in unrealized gain (loss) on
   investments.........................        96,068       (51,347)       (18,355)          --     (2,600,283)      492,639
                                          -----------   -----------   ------------   ----------   ------------   -----------
   Net increase (decrease) in net
    assets resulting from operations...     1,476,086       230,528      1,274,217           --      2,790,761     1,892,514
                                          -----------   -----------   ------------   ----------   ------------   -----------
Unit Transactions:
 Participant premium payments..........       997,658     1,915,128      1,225,897           --        413,675     1,230,466
 Participant transfers from other
   funding options.....................     7,321,187     1,305,254     19,567,840           --      8,594,259    10,299,512
 Growth rate intra-fund transfers in...     7,967,940         8,767     19,429,093           --         27,421         6,552
 Contract surrenders...................      (253,903)     (393,940)       (89,247)          --       (175,206)   (1,156,549)
 Participant transfers to other funding
   options.............................    (6,640,572)   (2,771,707)    (1,953,099)          --    (34,817,535)   (9,330,471)
 Growth rate intra-fund transfers out..    (7,967,944)       (8,767)   (19,429,106)          --        (27,416)       (6,552)
 Other receipts/payments...............       (22,142)       (7,870)       (29,896)          --        (18,594)      (24,282)
                                          -----------   -----------   ------------   ----------   ------------   -----------
   Net increase (decrease) in net
    assets resulting from unit
    transactions.......................     1,402,224        46,865     18,721,482           --    (26,003,396)    1,018,676
                                          -----------   -----------   ------------   ----------   ------------   -----------
   Net increase (decrease) in net
    assets.............................     2,878,310       277,393     19,995,699           --    (23,212,635)    2,911,190
Net Assets:
   Beginning of year...................     7,682,379     7,404,986             --           --     30,881,240    27,970,050
                                          -----------   -----------   ------------   ----------   ------------   -----------
   End of year.........................   $10,560,689   $ 7,682,379   $ 19,995,699   $       --   $  7,668,605   $30,881,240
                                          ===========   ===========   ============   ==========   ============   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

          LMPVPI
      Strategic Bond         LMPVPI Total Return        LMPVPII Equity Index              LMPVPII
     Investment Option        Investment Option          Investment Option           Fundamental Value
         (Class I)                (Class I)                 (Class I)                Investment Option
-------------------------   ---------------------   ---------------------------   -------------------------
    2006          2005         2006        2005         2006           2005           2006          2005
    ----          ----         ----        ----         ----           ----           ----          ----

$   230,718   $   177,494   $  14,427   $   8,672   $    320,741   $    951,304   $    64,764   $    37,169
     32,761       139,491      35,360       8,534      8,862,231      2,903,708       335,303       400,910
     54,889      (228,364)     32,803      (1,390)    (3,788,241)      (513,051)      344,640      (208,611)
-----------   -----------   ---------   ---------   ------------   ------------   -----------   -----------
    318,368        88,621      82,590      15,816      5,394,731      3,341,961       744,707       229,468
-----------   -----------   ---------   ---------   ------------   ------------   -----------   -----------
  1,006,881       396,373     226,688      64,221      1,993,915      7,221,380       188,626       393,410
  3,548,115       454,783     761,495     379,688     29,238,856     19,665,225     1,121,972     1,300,377
     15,264     2,301,025          36          18        379,789        366,105        22,355         9,273
 (2,812,669)      (86,812)    (26,019)    (27,269)    (5,932,994)    (4,339,658)      (90,047)      (68,569)
 (1,313,296)   (1,810,902)   (643,452)   (368,808)   (77,511,671)   (31,823,007)   (2,137,932)   (1,402,373)
    (15,264)   (2,301,026)        (36)        (18)      (379,779)      (366,105)      (22,355)       (9,273)
         --        (5,828)         --          --       (183,340)       (57,486)      (17,901)       (4,126)
-----------   -----------   ---------   ---------   ------------   ------------   -----------   -----------
    429,031    (1,052,387)    318,712      47,832    (52,395,224)    (9,333,546)     (935,282)      218,719
-----------   -----------   ---------   ---------   ------------   ------------   -----------   -----------
    747,399      (963,766)    401,302      63,648    (47,000,493)    (5,991,585)     (190,575)      448,187
  3,931,788     4,895,554     488,615     424,967     74,463,385     80,454,970     5,129,544     4,681,357
-----------   -----------   ---------   ---------   ------------   ------------   -----------   -----------
$ 4,679,187   $ 3,931,788   $ 889,917   $ 488,615   $ 27,462,892   $ 74,463,385   $ 4,938,969   $ 5,129,544
===========   ===========   =========   =========   ============   ============   ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005


                                                                                LMPVPIII
                                                     LMPVPIII                 International                LMPVPIII
                                                 Aggressive Growth           All Cap Growth            Large Cap Growth
                                                 Investment Option          Investment Option          Investment Option
                                             -------------------------   -----------------------   -------------------------
                                                2006          2005         2006         2005          2006          2005
                                                ----          ----         ----         ----          ----          ----

Operations:
 Net investment income (loss) ............   $   (11,958)  $   (10,459)  $  17,685   $     2,659   $    (7,606)  $   (13,144)
 Realized gain (loss) ....................       430,086       151,839      57,495        71,820       283,307       506,017
 Change in unrealized gain (loss) on
   investments............................        93,221       519,320      16,271       (97,704)      (58,484)      271,505
                                             -----------   -----------   ---------   -----------   -----------   -----------
    Net increase (decrease) in net assets
     resulting from operations ...........       511,349       660,700      91,451       (23,225)      217,217       764,378
                                             -----------   -----------   ---------   -----------   -----------   -----------
Unit Transactions:
 Participant premium payments ............     1,056,346     2,618,874      68,384        99,408     1,276,365     1,663,997
 Participant transfers from other funding
   options................................     3,981,906     1,988,071     709,397       237,222     3,119,652     3,664,918
 Growth rate intra-fund transfers in .....        15,996        13,496      25,854         2,870       179,591         2,446
 Contract surrenders .....................    (1,071,505)     (447,662)    (15,365)   (1,392,892)     (951,106)   (1,134,561)
 Participant transfers to other funding
   options................................    (3,381,204)   (1,566,865)   (239,626)     (336,669)   (5,339,355)   (6,832,647)
 Growth rate intra-fund transfers out ....       (15,996)      (13,496)    (25,854)       (2,870)     (179,591)       (2,446)
 Other receipts/payments .................            --        (5,500)         --        (8,094)           --       (25,343)
                                             -----------   -----------   ---------   -----------   -----------   -----------
    Net increase (decrease) in net assets
     resulting from unit transactions ....       585,543     2,586,918     522,790    (1,401,025)   (1,894,444)   (2,663,636)
                                             -----------   -----------   ---------   -----------   -----------   -----------
    Net increase (decrease) in net
     assets...............................     1,096,892     3,247,618     614,241    (1,424,250)   (1,677,227)   (1,899,258)
Net Assets:
    Beginning of year ....................     5,448,432     2,200,814     348,731     1,772,981     9,055,495    10,954,753
                                             -----------   -----------   ---------   -----------   -----------   -----------
    End of year ..........................   $ 6,545,324   $ 5,448,432   $ 962,972   $   348,731   $ 7,378,268   $ 9,055,495
                                             ===========   ===========   =========   ===========   ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                 Lord Abbett                  Lord Abbett           MIST Batterymarch
        LMPVPIII              Growth and Income              Mid-Cap Value            Mid-Cap Stock
 Social Awareness Stock       Investment Option            Investment Option        Investment Option
   Investment Option              (Class VC)                   (Class VC)               (Class A)
-----------------------   -------------------------   --------------------------   -------------------
   2006         2005          2006          2005          2006           2005          2006       2005
   ----         ----          ----          ----          ----           ----          ----       ----

$    6,659   $   10,252   $    44,570   $    24,354   $     33,337   $    38,196   $    (16,801)  $ --
    32,290       70,156       314,069       222,094      2,717,043     1,077,358         54,633     --
   100,141         (754)      326,447      (132,602)        41,940         7,198       (410,683)    --
----------   ----------   -----------   -----------   ------------   -----------   ------------   ----
   139,090       79,654       685,086       113,846      2,792,320     1,122,752       (372,851)    --
----------   ----------   -----------   -----------   ------------   -----------   ------------   ----
    99,602      366,925       550,789       450,677      3,759,807     3,386,054        183,111     --
   337,093      680,404     2,788,579     2,478,331      8,345,202     6,613,504     40,036,248     --
        --        1,629         1,273            --        296,327            45          1,867     --
   (22,707)     (22,714)     (155,460)     (112,251)      (298,231)     (290,502)    (1,030,703)    --
  (407,539)    (982,812)   (2,257,724)   (1,352,205)   (14,529,614)   (2,097,318)   (24,075,424)    --
        --       (1,629)       (1,273)           --       (296,327)          (45)        (1,864)    --
    (8,156)      (1,361)       (1,880)         (259)        (5,496)       (9,917)          (537)    --
----------   ----------   -----------   -----------   ------------   -----------   ------------   ----
    (1,707)      40,442       924,304     1,464,293     (2,728,332)    7,601,821     15,112,698     --
----------   ----------   -----------   -----------   ------------   -----------   ------------   ----
   137,383      120,096     1,609,390     1,578,139         63,988     8,724,573     14,739,847     --
 1,988,488    1,868,392     3,103,079     1,524,940     15,479,878     6,755,305             --     --
----------   ----------   -----------   -----------   ------------   -----------   ------------   ----
$2,125,871   $1,988,488   $ 4,712,469   $ 3,103,079   $ 15,543,866   $15,479,878   $ 14,739,847   $ --
==========   ==========   ===========   ===========   ============   ===========   ============   ====

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                                       MIST Harris           MIST Janus
                                                                 MIST BlackRock          Oakmark               Capital
                                                                 Large-Cap Core       International         Appreciation
                                                                Investment Option   Investment Option     Investment Option
                                                                    (Class A)           (Class A)             (Class A)
                                                                -----------------   ------------------   -------------------
                                                                   2006      2005      2006       2005       2006       2005
                                                                   ----      ----      ----       ----       ----       ----

Operations:
 Net investment income (loss) ...............................   $   (1,179)  $ --   $   (12,842)  $ --   $    (21,206)  $ --
 Realized gain (loss) .......................................        1,971     --        59,591     --       (541,474)    --
 Change in unrealized gain (loss) on investments ............       54,904     --     1,131,444     --        531,570     --
                                                                ----------   ----   -----------   ----   ------------   ----
   Net increase (decrease) in net assets resulting from
    operations ..............................................       55,696     --     1,178,193     --        (31,110)    --
                                                                ----------   ----   -----------   ----   ------------   ----
Unit Transactions:
 Participant premium payments ...............................       91,176     --       519,711     --      1,024,240     --
 Participant transfers from other funding options ...........    1,153,811     --    17,972,724     --     27,452,431     --
 Growth rate intra-fund transfers in ........................           --     --           271     --        710,825     --
 Contract surrenders ........................................       (6,326)    --      (642,214)    --     (1,154,023)    --
 Participant transfers to other funding options .............     (450,449)    --    (6,740,240)    --    (14,610,844)    --
 Growth rate intra-fund transfers out .......................           --     --          (270)    --       (710,822)    --
 Other receipts/payments ....................................           --     --        (3,448)    --        (18,421)    --
                                                                ----------   ----   -----------   ----   ------------   ----
   Net increase (decrease) in net assets resulting from unit
    transactions ............................................      788,212     --    11,106,534     --     12,693,386     --
                                                                ----------   ----   -----------   ----   ------------   ----
   Net increase (decrease) in net assets.....................      843,908     --    12,284,727     --     12,662,276     --
Net Assets:
   Beginning of year.........................................           --     --            --     --             --     --
                                                                ----------   ----   -----------   ----   ------------   ----
    End of year .............................................   $  843,908   $ --   $12,284,727   $ --   $ 12,662,276   $ --
                                                                ==========   ====   ===========   ====   ============   ====

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                   MIST Met/AIM
 MIST Lord Abbett     MIST Lord Abbett     MIST Lord Abbett          Capital
  Bond Debenture      Growth and Income      Mid-Cap Value         Appreciation
 Investment Option    Investment Option    Investment Option    Investment Option
     (Class A)            (Class B)            (Class B)            (Class A)
------------------   ------------------   ------------------   -------------------
    2006      2005       2006      2005       2006      2005       2006       2005
    ----      ----       ----      ----       ----      ----       ----       ----

$    (9,063)  $ --   $    (3,544)  $ --   $    (1,094)  $ --   $     (1,430)  $ --
     12,182     --        (2,183)    --        71,689     --        214,471     --
    331,766     --       473,116     --       (19,145)    --       (339,868)    --
-----------   ----   -----------   ----   -----------   ----   ------------   ----
    334,885     --       467,389     --        51,450     --       (126,827)    --
-----------   ----   -----------   ----   -----------   ----   ------------   ----
    326,448     --        12,674     --            --     --         51,832     --
  8,678,627     --     8,622,169     --    11,103,069     --     17,297,229     --
  4,170,703     --            --     --            --     --          2,380     --
    (59,154)    --      (209,428)    --        (1,740)    --       (247,212)    --
 (2,559,726)    --    (1,427,971)    --    (1,560,868)    --    (14,194,901)    --
 (4,170,706)    --            --     --            --     --         (2,376)    --
     (6,653)    --        (1,487)    --            --     --         (4,926)    --
-----------   ----   -----------   ----   -----------   ----   ------------   ----
  6,379,539     --     6,995,957     --     9,540,461     --      2,902,026     --
-----------   ----   -----------   ----   -----------   ----   ------------   ----
  6,714,424     --     7,463,346     --     9,591,911     --      2,775,199     --
         --     --            --     --            --     --             --     --
-----------   ----   -----------   ----   -----------   ----   ------------   ----
$ 6,714,424   $ --   $ 7,463,346   $ --   $ 9,591,911   $ --   $  2,775,199   $ --
===========   ====   ===========   ====   ===========   ====   ============   ====

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                               MIST
                                                MIST Met/AIM             Neuberger Berman                MIST
                                              Small Cap Growth             Real Estate               Pioneer Fund
                                             Investment Option           Investment Option         Investment Option
                                                 (Class A)                   (Class A)                 (Class A)
                                           ----------------------   -------------------------   ----------------------
                                             2006        2005           2006          2005        2006         2005
                                             ----        ----           ----          ----        ----         ----

Operations:
 Net investment income (loss) ..........   $   (275)  $        --   $    (81,508)  $       --   $    (35)  $        --
 Realized gain (loss) ..................      1,810            --        187,714           --          7            --
 Change in unrealized gain (loss) on
   investments..........................     11,451            --     11,479,947           --      2,073            --
                                           --------   -----------   ------------   ----------   --------   -----------
    Net increase (decrease) in net
     assets resulting from operations ..     12,986            --     11,586,153           --      2,045            --
                                           --------   -----------   ------------   ----------   --------   -----------
Unit Transactions:
 Participant premium payments ..........         --            --      2,791,308           --      4,932            --
 Participant transfers from other
   funding options......................    259,322            --     79,776,878           --    118,892            --
 Growth rate intra-fund transfers in ...         --            --     21,283,729           --         --            --
 Contract surrenders ...................     (1,208)           --       (569,132)          --       (162)           --
 Participant transfers to other funding
   options..............................    (26,079)           --    (22,671,890)          --         --            --
 Growth rate intra-fund transfers out ..         --            --    (21,283,743)          --         --            --
 Other receipts/payments ...............         --            --        (40,824)          --         --            --
                                           --------   -----------   ------------   ----------   --------   -----------
    Net increase (decrease) in net
     assets resulting from unit
     transactions ......................    232,035            --     59,286,326           --    123,662            --
                                           --------   -----------   ------------   ----------   --------   -----------
    Net increase (decrease) in net
     assets ............................    245,021            --     70,872,479           --    125,707            --
Net Assets:
    Beginning of year ..................         --            --             --           --         --            --
                                           --------   -----------   ------------   ----------   --------   -----------
    End of year ........................   $245,021   $        --   $ 70,872,479   $       --   $125,707   $        --
                                           ========   ===========   ============   ==========   ========   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005


      MSF BlackRock                MSF BlackRock                MSF BlackRock                MSF Capital
    Aggressive Growth               Bond Income                  Money Market            Guardian U.S. Equity
    Investment Option            Investment Option            Investment Option           Investment Option
        (Class D)                    (Class A)                    (Class A)                   (Class A)
--------------------------   -------------------------   ---------------------------   ------------------------
    2006          2005           2006          2005           2006           2005         2006         2005
    ----          ----           ----          ----           ----           ----         ----         ----

$    (12,797)  $        --   $    (16,822)  $       --   $   3,694,350   $        --   $   (3,511)  $        --
     (46,330)           --        120,988           --              --            --       (7,139)           --
     (61,015)           --        411,815           --              --            --       96,069            --
------------   -----------   ------------   ----------   -------------   -----------   ----------   -----------
    (120,142)           --        515,981           --       3,694,350            --       85,419            --
------------   -----------   ------------   ----------   -------------   -----------   ----------   -----------
     266,156            --        173,988           --      26,829,967            --       13,744            --
  31,768,362            --     28,722,728           --     217,033,060            --    2,856,708            --
       3,781            --           (619)          --         249,921            --           --            --
     (94,607)           --     (2,984,690)          --     (15,307,900)           --      (21,435)           --
 (24,191,376)           --    (17,497,448)          --    (114,317,434)           --     (358,570)           --
      (3,775)           --            624           --        (249,901)           --           --            --
     (13,722)           --        (29,191)          --         (16,573)           --           --            --
------------   -----------   ------------   ----------   -------------   -----------   ----------   -----------
   7,734,819            --      8,385,392           --     114,221,140            --    2,490,447            --
------------   -----------   ------------   ----------   -------------   -----------   ----------   -----------
   7,614,677            --      8,901,373           --     117,915,490            --    2,575,866            --
          --            --             --           --              --            --           --            --
------------   -----------   ------------   ----------   -------------   -----------   ----------   -----------
$  7,614,677   $        --   $  8,901,373   $       --   $ 117,915,490   $        --   $2,575,866   $        --
============   ===========   ============   ==========   =============   ===========   ==========   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                                                         MSF FI
                                                                                                         Value
                                                                                                        Leaders
                                                                               MSF FI Large Cap        Investment
                                                                               Investment Option         Option
                                                                                   (Class A)           (Class D)
                                                                            -----------------------   ------------
                                                                                2006         2005         2006
                                                                                ----         ----         ----

Operations:
 Net investment income (loss) ...........................................   $     (7,191)  $     --   $    (37,682)
 Realized gain (loss) ...................................................       (335,761)        --        266,862
 Change in unrealized gain (loss) on investments ........................         76,013         --        650,886
                                                                            ------------   --------   ------------
   Net increase (decrease) in net assets resulting from operations.......       (266,939)        --        880,066
                                                                            ------------   --------   ------------
Unit Transactions:
 Participant premium payments ...........................................        172,063         --        688,771
 Participant transfers from other funding options .......................     35,793,294         --     54,001,840
 Growth rate intra-fund transfers in ....................................          5,845         --        330,675
 Contract surrenders ....................................................       (567,409)        --       (203,631)
 Participant transfers to other funding options .........................    (32,594,912)        --    (37,543,189)
 Growth rate intra-fund transfers out ...................................         (5,838)        --       (330,668)
 Other receipts/payments ................................................         (3,844)        --        (10,867)
                                                                            ------------   --------   ------------
   Net increase (decrease) in net assets resulting from unit transactions      2,799,199         --     16,932,931
                                                                            ------------   --------   ------------
   Net increase (decrease) in net assets.................................      2,532,260         --     17,812,997
Net Assets:
   Beginning of year.....................................................             --         --             --
                                                                            ------------   --------   ------------
   End of year...........................................................   $  2,532,260   $     --   $ 17,812,997
                                                                            ============   ========   ============

                                                                             MSF FI
                                                                             Value
                                                                            Leaders
                                                                            Invest-
                                                                              ment          MSF MetLife
                                                                             Option    Aggressive Allocation
                                                                             (Class      Investment Option
                                                                               D)            (Class B)
                                                                            --------   ---------------------
                                                                              2005        2006        2005
                                                                              ----        ----        ----

Operations:
 Net investment income (loss) ...........................................   $     --   $   (1,042)  $     --
 Realized gain (loss) ...................................................         --       (2,766)        --
 Change in unrealized gain (loss) on investments ........................         --      128,062         --
                                                                            --------   ----------   --------
   Net increase (decrease) in net assets resulting from operations.......         --      124,254         --
                                                                            --------   ----------   --------
Unit Transactions:
 Participant premium payments ...........................................         --       58,210         --
 Participant transfers from other funding options .......................         --    1,320,899         --
 Growth rate intra-fund transfers in ....................................         --      304,641         --
 Contract surrenders ....................................................         --       (5,042)        --
 Participant transfers to other funding options .........................         --     (151,223)        --
 Growth rate intra-fund transfers out ...................................         --     (304,642)        --
 Other receipts/payments ................................................         --         (392)        --
                                                                            --------   ----------   --------
   Net increase (decrease) in net assets resulting from unit transactions         --    1,222,451         --
                                                                            --------   ----------   --------
   Net increase (decrease) in net assets.................................         --    1,346,705         --
Net Assets:
   Beginning of year.....................................................         --           --         --
                                                                            --------   ----------   --------
   End of year...........................................................   $     --   $1,346,705   $     --
                                                                            ========   ==========   ========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                             MSF MetLife
     MSF MetLife              MSF MetLife                                    Moderate to
     Conservative           Conservative to           MSF MetLife             Aggressive
      Allocation          Moderate Allocation     Moderate Allocation         Allocation
  Investment Option        Investment Option       Investment Option      Investment Option
      (Class B)                (Class B)               (Class B)              (Class B)
---------------------   ----------------------   ---------------------   -------------------
   2006        2005         2006        2005        2006        2005       2006       2005
   ----        ----         ----        ----        ----        ----       ----       ----

$   (3,019)  $     --   $    (6,227)  $     --   $   (1,476)  $     --   $   (267)  $     --
    18,742         --         1,767         --          344         --      2,192         --
   232,905         --       735,632         --      146,921         --     20,326         --
----------   --------   -----------   --------   ----------   --------   --------   --------
   248,628         --       731,172         --      145,789         --     22,251         --
----------   --------   -----------   --------   ----------   --------   --------   --------
    28,149         --         2,864         --       31,937         --         --         --
 5,124,570         --     9,731,292         --    2,193,855         --    591,345         --
        --         --        44,795         --           --         --         --         --
    (6,018)        --        (6,126)        --       (9,742)        --       (802)        --
  (453,066)        --       (26,434)        --       (4,977)        --    (90,706)        --
        --         --       (44,796)        --           --         --         --         --
        --         --          (542)        --           --         --         --         --
----------   --------   -----------   --------   ----------   --------   --------   --------
 4,693,635         --     9,701,053         --    2,211,073         --    499,837         --
----------   --------   -----------   --------   ----------   --------   --------   --------
 4,942,263         --    10,432,225         --    2,356,862         --    522,088         --
        --         --            --         --           --         --         --         --
----------   --------   -----------   --------   ----------   --------   --------   --------
$4,942,263   $     --   $10,432,225   $     --   $2,356,862   $     --   $522,088   $     --
==========   ========   ===========   ========   ==========   ========   ========   ========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                  MSF MFS(R)               MSF Oppenheimer           MSF T. Rowe Price
                                                 Total Return               Global Equity            Large Cap Growth
                                               Investment Option          Investment Option          Investment Option
                                                  (Class F)                   (Class B)                  (Class B)
                                           ------------------------   ------------------------   ------------------------
                                               2006          2005        2006          2005          2006          2005
                                               ----          ----        ----          ----          ----          ----

Operations:
 Net investment income (loss) ..........   $    (62,470)  $      --   $   (1,497)  $        --   $     (5,514)  $      --
 Realized gain (loss) ..................        (79,315)         --       (2,822)           --         20,844          --
 Change in unrealized gain (loss) on
   investments..........................      3,329,262          --       85,235            --        252,605          --
                                           ------------   ---------   ----------   -----------   ------------   ---------
   Net increase (decrease) in net assets
    resulting from operations ..........      3,187,477          --       80,916            --        267,935          --
                                           ------------   ---------   ----------   -----------   ------------   ---------
Unit Transactions:
 Participant premium payments ..........      2,576,683          --       39,744            --        158,958          --
 Participant transfers from other
   funding options......................     88,332,720          --    1,381,208            --     29,471,967          --
 Growth rate intra-fund transfers in ...           (256)         --           --            --          2,243          --
 Contract surrenders ...................       (891,458)         --       (9,218)           --        (97,848)         --
 Participant transfers to other funding
   options..............................    (47,759,967)         --     (278,665)           --    (26,412,234)         --
 Growth rate intra-fund transfers out ..            262          --           --            --         (2,235)         --
 Other receipts/payments ...............        (16,247)         --           --            --           (635)         --
                                           ------------   ---------   ----------   -----------   ------------   ---------
   Net increase (decrease) in net assets
    resulting from unit transactions ...     42,241,737          --    1,133,069            --      3,120,216          --
                                           ------------   ---------   ----------   -----------   ------------   ---------
   Net increase (decrease) in net assets     45,429,214          --    1,213,985            --      3,388,151          --
Net Assets:
 Beginning of year .....................             --          --           --            --             --          --
                                           ------------   ---------   ----------   -----------   ------------   ---------
 End of year ...........................   $ 45,429,214   $      --   $1,213,985   $        --   $  3,388,151   $      --
                                           ============   =========   ==========   ===========   ============   =========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

       MSF Western                MSF Western
    Asset Management            Asset Management
     High Yield Bond            U.S. Government
    Investment Option           Investment Option               Money Market             PIMCO VIT Low Duration
        (Class A)                  (Class A)                 Investment Option             Investment Option
------------------------   -------------------------   -----------------------------   --------------------------
    2006          2005         2006          2005          2006            2005            2006          2005
    ----          ----         ----          ----          ----            ----            ----          ----

$    (26,232)  $      --   $     (7,456)  $       --   $   2,275,319   $   3,991,100   $    906,897   $   162,975
      74,066          --        133,088           --              --              --         (6,397)        5,891
   1,068,568          --        624,969           --              --              --         96,108       (98,949)
------------   ---------   ------------   ----------   -------------   -------------   ------------   -----------
   1,116,402          --        750,601           --       2,275,319       3,991,100        996,608        69,917
------------   ---------   ------------   ----------   -------------   -------------   ------------   -----------
     741,744          --        310,567           --      24,697,938      76,495,035      2,563,765     2,002,685
  46,638,859          --     41,778,790           --      37,340,695      93,250,262     25,850,714     6,200,865
      90,459          --           (456)          --       1,154,732         741,808     14,914,790            --
  (3,270,915)         --     (5,731,156)          --      (2,185,457)    (22,730,984)      (558,566)     (217,662)
 (28,872,445)         --    (17,214,169)          --    (223,145,582)   (121,794,964)    (2,743,547)   (3,332,446)
     (90,454)         --            459           --      (1,154,732)       (741,808)   (14,914,801)           --
     (27,151)         --       (314,150)          --        (298,715)       (455,394)       (22,395)         (122)
------------   ---------   ------------   ----------   -------------   -------------   ------------   -----------
  15,210,097          --     18,829,885           --    (163,591,121)     24,763,955     25,089,960     4,653,320
------------   ---------   ------------   ----------   -------------   -------------   ------------   -----------
  16,326,499          --     19,580,486           --    (161,315,802)     28,755,055     26,086,568     4,723,237
          --          --             --           --     161,315,802     132,560,747      7,072,994     2,349,757
------------   ---------   ------------   ----------   -------------   -------------   ------------   -----------
$ 16,326,499   $      --   $ 19,580,486   $       --   $          --   $ 161,315,802   $ 33,159,562   $ 7,072,994
============   =========   ============   ==========   =============   =============   ============   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                                                         Pioneer
                                                                                                         Mid Cap
                                                    PIMCO VIT                    PIMCO VIT              Value VCT
                                                   Real Return                  Total Return           Investment
                                                Investment Option            Investment Option           Option
                                             (Administrative Class)        (Administrative Class)      (Class II)
                                           --------------------------   ---------------------------   ------------
                                               2006           2005          2006           2005           2006
                                               ----           ----          ----           ----           ----

Operations:
 Net investment income (loss) ..........   $  1,796,387   $   804,318   $  5,082,803   $  3,967,160   $    (18,025)
 Realized gain (loss) ..................        501,365       433,445       (867,938)     2,500,370      1,738,705
 Change in unrealized gain (loss) on
   investments..........................     (2,574,737)     (582,944)       (33,058)    (3,704,059)    (1,056,207)
                                           ------------   -----------   ------------   ------------   ------------
   Net increase (decrease) in net assets
    resulting from operations ..........       (276,985)      654,819      4,181,807      2,763,471        664,473
                                           ------------   -----------   ------------   ------------   ------------
Unit Transactions:
 Participant premium payments ..........     39,873,583     7,779,954     12,556,117     20,453,124      1,035,067
 Participant transfers from other
   funding options......................     18,652,630     8,646,224     62,486,934     47,543,523      4,747,690
 Growth rate intra-fund transfers in ...     12,766,029     4,796,920     20,734,800      5,297,494         74,625
 Contract surrenders ...................       (609,599)     (412,166)    (4,541,150)    (7,990,911)      (597,142)
 Participant transfers to other funding
   options..............................    (42,035,323)   (5,079,856)   (63,421,563)   (60,747,905)   (11,688,673)
 Growth rate intra-fund transfers out ..    (12,766,038)   (4,796,920)   (20,734,639)    (5,297,494)       (74,625)
 Other receipts/payments ...............        (28,089)       (2,758)      (241,393)       (80,714)        (4,225)
                                           ------------   -----------   ------------   ------------   ------------
   Net increase (decrease) in net assets
    resulting from unit transactions ...     15,853,193    10,931,398      6,839,106       (822,883)    (6,507,283)
                                           ------------   -----------   ------------   ------------   ------------
   Net increase (decrease) in net assets     15,576,208    11,586,217     11,020,913      1,940,588     (5,842,810)
Net Assets:
   Beginning of year....................     33,133,354    21,547,137    128,879,626    126,939,038     12,151,867
                                           ------------   -----------   ------------   ------------   ------------
   End of year..........................   $ 48,709,562   $33,133,354   $139,900,539   $128,879,626   $  6,309,057
                                           ============   ===========   ============   ============   ============

                                             Pioneer
                                             Mid Cap
                                            Value VCT
                                            Investment
                                              Option
                                            (Class II)
                                           -----------
                                               2005
                                               ----

Operations:
 Net investment income (loss) ..........   $     3,992
 Realized gain (loss) ..................       827,564
 Change in unrealized gain (loss) on
   investments..........................       (19,836)
                                           -----------
   Net increase (decrease) in net assets
    resulting from operations ..........       811,720
                                           -----------
Unit Transactions:
 Participant premium payments ..........       871,569
 Participant transfers from other
   funding options......................     8,540,302
 Growth rate intra-fund transfers in ...            --
 Contract surrenders ...................      (990,084)
 Participant transfers to other funding
   options..............................    (2,667,122)
 Growth rate intra-fund transfers out ..            --
 Other receipts/payments ...............        (9,969)
                                           -----------
   Net increase (decrease) in net assets
    resulting from unit transactions ...     5,744,696
                                           -----------
   Net increase (decrease) in net assets     6,556,416
Net Assets:
   Beginning of year....................     5,595,451
                                           -----------
   End of year..........................   $12,151,867
                                           ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

      Putnam VT                  Putnam VT                    Putnam VT
   Discovery Growth        International Equity            Small Cap Value
  Investment Option          Investment Option            Investment Option          Royce Micro-Cap
      (Class IB)                (Class IB)                    (Class IB)            Investment Option
---------------------   --------------------------   --------------------------   ----------------------
   2006        2005         2006           2005          2006           2005         2006         2005
   ----        ----         ----           ----          ----           ----         ----         ----

$    (581)  $  (1,372)  $    154,278   $   202,357   $     49,071   $    (8,011)  $    5,923   $     (85)
   64,097      53,011      8,129,542       788,851      6,406,224     3,062,431      296,719      16,092
  (22,199)     11,115     (2,633,126)    1,225,826       (381,979)     (831,797)     346,943          --
---------   ---------   ------------   -----------   ------------   -----------   ----------   ---------
   41,317      62,754      5,650,694     2,217,034      6,073,316     2,222,623      649,585      16,007
---------   ---------   ------------   -----------   ------------   -----------   ----------   ---------
   58,843      31,530      1,064,411     2,989,688      4,998,558     5,661,290       11,301       9,016
  369,553     479,144     13,433,378    10,304,483     18,371,058     7,969,705    4,999,015     257,903
      718          18        512,519            --     19,729,782     4,182,976           --          --
  (11,044)   (409,908)      (175,128)     (569,552)      (883,604)     (666,583)      (5,688)       (864)
 (557,346)   (202,056)   (36,562,124)   (5,853,878)   (23,907,512)   (9,204,263)    (194,074)   (282,062)
     (718)        (18)      (512,511)           --    (19,729,788)   (4,182,976)          --          --
       --        (130)       (10,854)      (38,042)       (32,563)      (61,781)          --          --
---------   ---------   ------------   -----------   ------------   -----------   ----------   ---------
 (139,994)   (101,420)   (22,250,309)    6,832,699     (1,454,069)    3,698,368    4,810,554     (16,007)
---------   ---------   ------------   -----------   ------------   -----------   ----------   ---------
  (98,677)    (38,666)   (16,599,615)    9,049,733      4,619,247     5,920,991    5,460,139          --
  373,734     412,400     23,626,000    14,576,267     35,783,665    29,862,674           --          --
---------   ---------   ------------   -----------   ------------   -----------   ----------   ---------
$ 275,057   $ 373,734   $  7,026,385   $23,626,000   $ 40,402,912   $35,783,665   $5,460,139   $      --
=========   =========   ============   ===========   ============   ===========   ==========   =========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                            Travelers AIM                  Travelers
                                                 Royce Small-Cap         Capital Appreciation       Convertible Securities
                                                Investment Option         Investment Option            Investment Option
                                              ---------------------   --------------------------   -------------------------
                                                 2006        2005         2006          2005          2006          2005
                                                 ----        ----         ----          ----          ----          ----

Operations:
 Net investment income (loss) .............   $   (4,362)  $   (179)  $    (10,570)  $     3,030   $    35,956   $   103,134
 Realized gain (loss) .....................      267,364      3,183      2,495,421       163,994       303,882       122,308
 Change in unrealized gain (loss) on
   investments.............................      233,575     (1,174)    (1,459,742)      928,931       (18,516)     (214,946)
                                              ----------   --------   ------------   -----------   -----------   -----------
   Net increase (decrease) in net assets
    resulting from operations .............      496,577      1,830      1,025,109     1,095,955       321,322        10,496
                                              ----------   --------   ------------   -----------   -----------   -----------
Unit Transactions:
 Participant premium payments .............      699,617     20,900        384,564     1,709,944       183,945       953,779
 Participant transfers from other funding
   options.................................    4,960,720    286,755        634,343     3,114,047       448,538       956,154
 Growth rate intra-fund transfers in ......           --         --          4,335            --         8,062         7,457
 Contract surrenders ......................     (175,861)    (1,273)       (44,993)     (417,571)      (46,450)      (88,000)
 Participant transfers to other funding
   options.................................     (541,195)    (7,362)   (16,926,474)   (2,575,290)   (5,509,702)   (1,537,757)
 Growth rate intra-fund transfers out .....           --         --         (4,335)           --        (8,062)       (7,457)
 Other receipts/payments ..................           --         --         (1,372)      (14,233)         (504)       (5,549)
                                              ----------   --------   ------------   -----------   -----------   -----------
   Net increase (decrease) in net assets
    resulting from unit transactions ......    4,943,281    299,020    (15,953,932)    1,816,897    (4,924,173)      278,627
                                              ----------   --------   ------------   -----------   -----------   -----------
   Net increase (decrease) in net assets...    5,439,858    300,850    (14,928,823)    2,912,852    (4,602,851)      289,123
Net Assets:
   Beginning of year.......................      300,850         --     14,928,823    12,015,971     4,602,851     4,313,728
                                              ----------   --------   ------------   -----------   -----------   -----------
   End of year.............................   $5,740,708   $300,850   $         --   $14,928,823   $        --   $ 4,602,851
                                              ==========   ========   ============   ===========   ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                                          Travelers Managed
   Travelers Disciplined               Travelers                     Travelers            Allocation Series:
       Mid Cap Stock                 Equity Income                   Large Cap                Aggressive
     Investment Option             Investment Option             Investment Option        Investment Option
---------------------------   ---------------------------   --------------------------   -------------------
    2006           2005           2006           2005           2006           2005        2006       2005
    ----           ----           ----           ----           ----           ----        ----       ----

$    164,296   $    (53,877)  $    663,326   $   (104,190)  $    103,401   $   (53,130)  $  1,544   $     --
   8,617,434      2,117,094      6,797,756      1,661,803      3,981,252       456,048         95         --
  (5,697,424)     1,100,326     (4,705,229)       558,782     (3,174,304)    1,717,139         --         --
------------   ------------   ------------   ------------   ------------   -----------   --------   --------
   3,084,306      3,163,543      2,755,853      2,116,395        910,349     2,120,057      1,639         --
------------   ------------   ------------   ------------   ------------   -----------   --------   --------
     659,032      3,719,289      2,637,354     11,030,836        717,942     3,606,883     97,638         --
   3,687,801      8,157,859      4,462,085      8,652,201      1,930,825     2,654,218         --         --
      37,030            570      2,061,408         11,069          9,427         6,486         --         --
    (116,066)      (683,761)      (329,252)    (1,192,268)      (111,830)   (1,654,407)      (789)        --
 (37,747,324)   (11,067,079)   (59,427,089)   (12,369,969)   (30,276,608)   (5,216,808)   (98,488)        --
     (37,030)          (570)    (2,061,408)       (11,069)        (9,427)       (6,486)        --         --
     (20,247)       (39,757)       (45,828)       (44,345)       (10,211)      (34,186)        --         --
------------   ------------   ------------   ------------   ------------   -----------   --------   --------
 (33,536,804)        86,551    (52,702,730)     6,076,455    (27,749,882)     (644,300)    (1,639)        --
------------   ------------   ------------   ------------   ------------   -----------   --------   --------
 (30,452,498)     3,250,094    (49,946,877)     8,192,850    (26,839,533)    1,475,757         --         --
  30,452,498     27,202,404     49,946,877     41,754,027     26,839,533    25,363,776         --         --
------------   ------------   ------------   ------------   ------------   -----------   --------   --------
$         --   $ 30,452,498   $         --   $ 49,946,877   $         --   $26,839,533   $     --   $     --
============   ============   ============   ============   ============   ===========   ========   ========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                     Travelers         Travelers
                                                                      Managed           Managed
                                                                    Allocation        Allocation
                                                                      Series:           Series:
                                                                   Conservative        Moderate         Travelers Mercury
                                                                    Investment        Investment          Large Cap Core
                                                                      Option            Option          Investment Option
                                                                  ---------------   ---------------   ----------------------
                                                                    2006     2005     2006     2005     2006         2005
                                                                    ----     ----     ----     ----     ----         ----

Operations:
 Net investment income (loss) .................................   $  2,729   $ --   $  2,088   $ --   $   1,205   $   (1,679)
 Realized gain (loss) .........................................     (2,507)    --     (1,203)    --     154,034       83,767
 Change in unrealized gain (loss) on investments ..............         --     --         --     --    (108,072)     (13,241)
                                                                  --------   ----   --------   ----   ---------   ----------
   Net increase (decrease) in net assets resulting from
    operations ................................................        222     --        885     --      47,167       68,847
                                                                  --------   ----   --------   ----   ---------   ----------
Unit Transactions:
 Participant premium payments .................................     71,970     --     81,717     --      37,835       17,851
 Participant transfers from other funding options .............         --     --         --     --      83,404      350,140
 Growth rate intra-fund transfers in ..........................         --     --         --     --       3,824        2,729
 Contract surrenders ..........................................       (581)    --       (660)    --     (34,128)      (5,542)
 Participant transfers to other funding options ...............    (71,611)    --    (81,942)    --    (844,722)    (822,281)
 Growth rate intra-fund transfers out .........................         --     --         --     --      (3,824)      (2,729)
 Other receipts/payments ......................................         --     --         --     --          --           --
                                                                  --------   ----   --------   ----   ---------   ----------
   Net increase (decrease) in net assets resulting from unit
    transactions ..............................................       (222)    --       (885)    --    (757,611)    (459,832)
                                                                  --------   ----   --------   ----   ---------   ----------
   Net increase (decrease) in net assets.......................         --     --         --     --    (710,444)    (390,985)
Net Assets:
   Beginning of year...........................................         --     --         --     --     710,444    1,101,429
                                                                  --------   ----   --------   ----   ---------   ----------
   End of year.................................................   $     --   $ --   $     --   $ --   $      --   $  710,444
                                                                  ========   ====   ========   ====   =========   ==========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

     Travelers MFS(R)              Travelers MFS(R)            Travelers Mondrian
      Mid Cap Growth                 Total Return              International Stock
     Investment Option            Investment Option             Investment Option
--------------------------   ---------------------------   --------------------------
    2006           2005          2006           2005           2006           2005
    ----           ----          ----           ----           ----           ----

$    (18,363)  $   (52,845)  $    760,472   $  1,133,293   $    472,195   $   (20,044)
   4,252,516       649,411        753,631      3,238,610      3,264,614       497,218
  (2,549,358)      759,020        662,058     (2,747,065)    (1,926,489)      590,280
------------   -----------   ------------   ------------   ------------   -----------
   1,684,795     1,355,586      2,176,161      1,624,838      1,810,320     1,067,454
------------   -----------   ------------   ------------   ------------   -----------
   1,451,497     6,685,257      1,320,114      7,202,344        466,406       873,372
   1,968,088    15,962,807      6,449,952     11,750,683      1,637,703     3,843,127
      93,357       157,817          4,755        273,138        223,824         4,397
    (162,143)   (1,746,420)      (310,271)    (3,452,393)       (60,014)     (160,660)
 (32,946,313)   (9,001,096)   (68,998,473)   (10,103,055)   (16,068,604)   (4,870,899)
     (93,357)     (157,817)        (4,755)      (273,138)      (223,824)       (4,397)
      (2,354)      (61,662)        (3,115)       (48,668)          (546)      (15,596)
------------   -----------   ------------   ------------   ------------   -----------
 (29,691,225)   11,838,886    (61,541,793)     5,348,911    (14,025,055)     (330,656)
------------   -----------   ------------   ------------   ------------   -----------
 (28,006,430)   13,194,472    (59,365,632)     6,973,749    (12,214,735)      736,798
  28,006,430    14,811,958     59,365,632     52,391,883     12,214,735    11,477,937
------------   -----------   ------------   ------------   ------------   -----------
$         --   $28,006,430   $         --   $ 59,365,632   $         --   $12,214,735
============   ===========   ============   ============   ============   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                Travelers                    Travelers                    Travelers
                                               Quality Bond              Strategic Equity        U.S. Government Securities
                                            Investment Option            Investment Option            Investment Option
                                        --------------------------   -------------------------   ---------------------------
                                            2006          2005          2006          2005           2006           2005
                                            ----          ----          ----          ----           ----           ----

Operations:
 Net investment income (loss) .......   $  1,700,109   $   (61,384)  $    16,567   $    23,826   $  1,726,420   $    (66,681)
 Realized gain (loss) ...............     (2,099,483)     (168,596)      540,685       (12,251)    (2,128,127)        51,256
 Change in unrealized gain (loss) on
   investments.......................        264,541       657,648      (282,889)       93,728       (560,159)     1,176,012
                                        ------------   -----------   -----------   -----------   ------------   ------------
   Net increase (decrease) in net
    assets resulting from operations        (134,833)      427,668       274,363       105,303       (961,866)     1,160,587
                                        ------------   -----------   -----------   -----------   ------------   ------------
Unit Transactions:
 Participant premium payments .......        769,081     4,118,771       147,219       215,604      1,793,626      8,112,592
 Participant transfers from other
   funding options...................      1,204,670     7,666,473       447,322     1,245,386      1,433,713     12,372,750
 Growth rate intra-fund transfers in          15,610        12,867         1,414         7,313         12,247      2,222,986
 Contract surrenders ................       (205,328)   (4,075,907)      (26,999)     (132,853)      (178,807)      (703,285)
 Participant transfers to other
   funding options...................    (30,874,933)   (5,769,324)   (6,692,589)   (1,178,618)   (35,533,203)   (11,947,692)
 Growth rate intra-fund transfers
   out...............................        (15,610)      (12,866)       (1,414)       (7,313)       (12,247)    (2,222,986)
 Other receipts/payments ............         (2,193)      (31,980)       (1,278)       (4,461)        (2,034)       (21,514)
                                        ------------   -----------   -----------   -----------   ------------   ------------
   Net increase (decrease) in net
    assets resulting from unit
    transactions ....................    (29,108,703)    1,908,034    (6,126,325)      145,058    (32,486,705)     7,812,851
                                        ------------   -----------   -----------   -----------   ------------   ------------
   Net increase (decrease) in net
    assets ..........................    (29,243,536)    2,335,702    (5,851,962)      250,361    (33,448,571)     8,973,438
Net Assets:
   Beginning of year.................     29,243,536    26,907,834     5,851,962     5,601,601     33,448,571     24,475,133
                                        ------------   -----------   -----------   -----------   ------------   ------------
   End of year.......................   $         --   $29,243,536   $        --   $ 5,851,962   $         --   $ 33,448,571
                                        ============   ===========   ===========   ===========   ============   ============

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                               UIF Emerging
        Travelers             Markets Equity          Vanguard VIF              Vanguard VIF
  Van Kampen Enterprise     Investment Option       Diversified Value           Equity Index
    Investment Option           (Class I)           Investment Option        Investment Option
------------------------   -------------------   ----------------------   -----------------------
    2006         2005         2006       2005        2006         2005        2006         2005
    ----         ----         ----       ----        ----         ----        ----         ----

$      (887)  $   (2,428)  $    8,727   $   (1)  $    (23,739)  $   (12)  $    (39,890)  $   (359)
    273,658       27,428       42,277        1         21,846        --        122,193         36
   (164,186)     172,170      229,991      319      1,879,118       197      2,344,862      5,535
-----------   ----------   ----------   ------   ------------   -------   ------------   --------
    108,585      197,170      280,995      319      1,877,225       185      2,427,165      5,212
-----------   ----------   ----------   ------   ------------   -------   ------------   --------
     20,182       78,404        4,430    1,378        856,409        --      1,648,372         --
    214,284    1,080,395    2,011,779    5,129     17,039,978    25,755     26,434,410    211,254
     12,951        4,034           --       --     13,248,699        --     25,384,535         --
    (21,153)     (30,320)    (304,422)     (21)       (74,935)      (87)      (124,826)    (2,384)
 (2,839,968)    (993,677)    (851,681)      --       (229,795)       --     (2,640,225)      (898)
    (12,951)      (4,034)          --       --    (13,248,709)       --    (25,384,552)        --
    (12,939)      (2,757)          --       --        (22,909)       --        (40,694)        --
-----------   ----------   ----------   ------   ------------   -------   ------------   --------
 (2,639,594)     132,045      860,106    6,486     17,568,738    25,668     25,277,020    207,972
-----------   ----------   ----------   ------   ------------   -------   ------------   --------
 (2,531,009)     329,215    1,141,101    6,805     19,445,963    25,853     27,704,185    213,184
  2,531,009    2,201,794        6,805       --         25,853        --        213,184         --
-----------   ----------   ----------   ------   ------------   -------   ------------   --------
$        --   $2,531,009   $1,147,906   $6,805   $ 19,471,816   $25,853   $ 27,917,369   $213,184
===========   ==========   ==========   ======   ============   =======   ============   ========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                                                 Vanguard VIF
                                               Vanguard VIF              Vanguard VIF             Short-Term
                                               International            Mid-Cap Index          Investment-Grade
                                             Investment Option        Investment Option       Investment Option
                                           --------------------   -------------------------   ------------------
                                             2006        2005         2006          2005        2006       2005
                                             ----        ----         ----          ----        ----       ----

Operations:
 Net investment income (loss) ..........   $    (67)  $      --   $    (26,952)  $       --   $     144   $   (2)
 Realized gain (loss) ..................         22          --       (208,927)          --         480       --
 Change in unrealized gain (loss) on
   investments..........................      9,468          --        569,625           --           4       14
                                           --------   ---------   ------------   ----------   ---------   ------
   Net increase (decrease) in net assets
    resulting from operations ..........      9,423          --        333,746           --         628       12
                                           --------   ---------   ------------   ----------   ---------   ------
Unit Transactions:
 Participant premium payments ..........      9,864          --      1,254,539           --          --       --
 Participant transfers from other
   funding options......................    218,678          --     19,973,795           --     180,480    3,597
 Growth rate intra-fund transfers in ...         --          --     18,966,322           --          --       --
 Contract surrenders ...................       (317)         --        (78,940)          --         (95)     (14)
 Participant transfers to other funding
   options..............................         --          --     (4,978,190)          --    (182,461)      --
 Growth rate intra-fund transfers out ..         --          --    (18,966,335)          --          --       --
 Other receipts/payments ...............         --          --        (28,004)          --          --       --
                                           --------   ---------   ------------   ----------   ---------   ------
   Net increase (decrease) in net assets
    resulting from unit transactions ...    228,225          --     16,143,187           --      (2,076)   3,583
                                           --------   ---------   ------------   ----------   ---------   ------
   Net increase (decrease) in net assets    237,648          --     16,476,933           --      (1,448)   3,595
Net Assets:
   Beginning of year....................         --          --             --           --       3,595       --
                                           --------   ---------   ------------   ----------   ---------   ------
   End of year..........................   $237,648   $      --   $ 16,476,933   $       --   $   2,147   $3,595
                                           ========   =========   ============   ==========   =========   ======

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                 VIP Asset
  Vanguard VIF Small            Manager SM              VIP Contrafund(R)           VIP Contrafund(R)
    Company Growth           Investment Option          Investment Option           Investment Option
   Investment Option          (Initial Class)            (Initial Class)            (Service Class 2)
----------------------   ------------------------   -------------------------   -------------------------
   2006         2005        2006          2005          2006          2005         2006          2005
   ----         ----        ----          ----          ----          ----         ----          ----

$   (1,624)  $      --   $   65,602   $    82,092   $     82,825   $       --   $   251,008   $   (14,961)
     8,021          --       23,857         4,383        982,109           --     3,903,406       564,747
   110,504          --      119,274       (21,609)      (622,275)          --      (508,371)    1,899,412
----------   ---------   ----------   -----------   ------------   ----------   -----------   -----------
   116,901          --      208,733        64,866        442,659           --     3,646,043     2,449,198
----------   ---------   ----------   -----------   ------------   ----------   -----------   -----------
    22,914          --      455,686       487,601        731,814           --     3,014,778     4,241,262
 1,382,900          --    1,176,215     1,089,289     14,980,870           --    21,127,578     8,107,991
   345,132          --      256,518        13,520     11,021,675           --        21,690           924
    (4,817)         --     (129,051)   (1,518,689)       (57,021)          --      (750,057)   (1,778,351)
   (99,887)         --     (746,842)   (1,208,090)    (2,475,681)          --    (7,893,525)   (4,195,535)
  (345,133)         --     (256,518)      (13,520)   (11,021,683)          --       (21,689)         (924)
    (1,414)         --           --          (253)       (18,859)          --       (14,532)       (5,386)
----------   ---------   ----------   -----------   ------------   ----------   -----------   -----------
 1,299,695          --      756,008    (1,150,142)    13,161,115           --    15,484,243     6,369,981
----------   ---------   ----------   -----------   ------------   ----------   -----------   -----------
 1,416,596          --      964,741    (1,085,276)    13,603,774           --    19,130,286     8,819,179
        --          --    2,703,899     3,789,175             --           --    18,810,411     9,991,232
----------   ---------   ----------   -----------   ------------   ----------   -----------   -----------
$1,416,596   $      --   $3,668,640   $ 2,703,899   $ 13,603,774   $       --   $37,940,697   $18,810,411
==========   =========   ==========   ===========   ============   ==========   ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Concluded)
                For the years ended December 31, 2006 and 2005

                                             VIP Growth & Income             VIP Mid Cap                 VIP Overseas
                                              Investment Option           Investment Option            Investment Option
                                              (Service Class 2)           (Service Class 2)            (Service Class 2)
                                           ------------------------   --------------------------   -------------------------
                                              2006          2005          2006          2005          2006          2005
                                              ----          ----          ----          ----          ----          ----

Operations:
Net investment income (loss) ...........   $    46,796   $   (2,070)  $    (47,087)  $   (36,670)  $    77,908   $    13,531
Realized gain (loss) ...................       261,645          (33)     3,527,964     1,021,904       946,077       238,105
Change in unrealized gain (loss) on
 investments ...........................     1,235,377     (111,932)    (1,066,759)    2,042,246     1,925,940     1,881,306
                                           -----------   ----------   ------------   -----------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations .............     1,543,818     (114,035)     2,414,118     3,027,480     2,949,925     2,132,942
                                           -----------   ----------   ------------   -----------   -----------   -----------
Unit Transactions:
Participant premium payments ...........         6,649           --      4,940,268     2,435,176     1,652,898     2,723,877
Participant transfers from other
 funding options .......................     3,693,681    9,721,294     45,685,738    15,128,075     7,223,326     8,541,163
Growth rate intra-fund transfers in ....            --           --     16,949,364         9,496        26,858            --
Contract surrenders ....................       (97,432)     (15,141)    (6,512,266)   (1,779,361)     (144,974)   (1,242,460)
Participant transfers to other funding
 options ...............................    (1,297,614)     (25,292)   (21,121,861)   (5,933,232)   (6,189,003)   (1,353,609)
Growth rate intra-fund transfers out ...            --           --    (16,949,375)       (9,496)      (26,858)           --
Other receipts/payments ................            --           --        (95,797)       (3,476)           --        (2,333)
                                           -----------   ----------   ------------   -----------   -----------   -----------
Net increase (decrease) in net assets
 resulting from unit transactions ......     2,305,284    9,680,861     22,896,071     9,847,182     2,542,247     8,666,638
                                           -----------   ----------   ------------   -----------   -----------   -----------
Net increase (decrease) in net assets ..     3,849,102    9,566,826     25,310,189    12,874,662     5,492,172    10,799,580
Net Assets:
   Beginning of year....................     9,566,826           --     22,672,578     9,797,916    14,513,333     3,713,753
                                           -----------   ----------   ------------   -----------   -----------   -----------
   End of year..........................   $13,415,928   $9,566,826   $ 47,982,767   $22,672,578   $20,005,505   $14,513,333
                                           ===========   ==========   ============   ===========   ===========   ===========

  The accompanying notes are an integral part of these financial statements.

1. BUSINESS

MetLife of CT Fund UL III for Variable Life Insurance ("Fund UL III") (formerly, The Travelers Fund UL III for Variable Life Insurance) is a Separate Account of MetLife Insurance Company of Connecticut (the "Company") (formerly, The Travelers Insurance Company), a wholly owned subsidiary of MetLife, Inc., a Delaware corporation, and is available for funding certain variable life insurance contracts issued by the Company. Fund UL III, established on January 15, 1999, is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The products supported by Fund UL III are Corporate Owned Variable Universal Life Insurance Policy (formerly, Travelers Corporate Owned Variable Universal Life Insurance Policy), Corporate Owned Variable Universal Life Insurance Policy Series 2 (formerly, Travelers Corporate Owned Variable Universal Life Insurance Policy Series 2), Corporate Owned Variable Universal Life Insurance 2000 Policy (formerly, Travelers Corporate Owned Variable Universal Life Insurance 2000 Policy), Corporate Owned Variable Universal Life Insurance III Policy (formerly, Travelers Corporate Owned Variable Universal Life Insurance III Policy), Corporate Owned Variable Universal Life Insurance IV Policy (formerly, Travelers Corporate Owned Variable Universal Life Insurance IV Policy) and Corporate Select Policy (formerly, Travelers Corporate Select Policy).

Fund UL III is divided into Investment Options, each of which is treated as an individual separate account for financial reporting purposes. Each Investment Option invests in shares of the corresponding portfolios, series or funds (with the same name), of registered investment management companies, (collectively, the "Funds") which are presented below. For convenience, the portfolios, series or funds are referred to as "portfolios".


Dreyfus Stock Index Fund, Inc.                                 Legg Mason Partners Variable Portfolios II
Merger Fund VL                                                 Legg Mason Partners Variable Portfolios III, Inc.
AIM Variable Insurance Funds                                   Lord Abbett Series Fund, Inc.
American Century Variable Portfolios, Inc.                     Met Investors Series Trust
American Funds Insurance Series                                Metropolitan Series Fund, Inc.
Credit Suisse Trust                                            PIMCO Variable Insurance Trust
Delaware VIP Trust                                             Pioneer Variable Contracts Trust
Dreyfus Variable Investment Fund                               Putnam Variable Trust
DWS Investments VIT Funds                                      Royce Capital Fund
Franklin Templeton Variable Insurance Products Trust           Universal Institutional Funds, Inc.
Janus Aspen Series                                             Vanguard Variable Insurance Fund
Legg Mason Partners Investment Series                          Variable Insurance Products Fund
Legg Mason Partners Variable Portfolios I, Inc.

Participant premium payments applied to Fund UL III are invested in one or more Investment Options in accordance with the selection made by the contract owner. The following Investment Options were available for investment as of December
31, 2006 (the share class indicated in parentheses is that of the portfolio in which the Investment Option invests):

   Dreyfus Stock Index Investment Option
   The Merger Fund VL Investment Option
   AIM V.I. International Growth Investment Option (Series I)
   American Century VP Ultra Investment Option (Class I)
   American Funds Global Growth Investment Option (Class 2)
   American Funds Growth Investment Option (Class 2)
   American Funds Growth-Income Investment Option (Class 2)
   Credit Suisse Trust Emerging Markets Investment Option
   Delaware VIP Small Cap Value Investment Option (Standard Class)
   Dreyfus VIF Appreciation Investment Option (Initial Shares)
   Dreyfus VIF Developing Leaders Investment Option (Initial Shares)
   DWS VIT Small Cap Index Investment Option (Class A)
   FTVIPT Franklin Small-Mid Cap Growth Securities Investment Option
   (Class 2)
   FTVIPT Templeton Developing Markets Securities Investment Option (Class 2) FTVIPT Templeton Foreign Securities Investment Option (Class 2)

   FTVIPT Templeton Global Asset Allocation Investment Option (Class 1) FTVIPT Templeton Global Income Securities Investment Option (Class 1) Janus Aspen Global Technology Investment Option (Service Shares)
   Janus Aspen Worldwide Growth Investment Option (Service Shares)
   LMPIS Government Investment Option (Class A)
   LMPVPI All Cap Investment Option (Class I)
   LMPVPI Global High Yield Bond Investment Option (Class I)
   LMPVPI Investors Investment Option (Class I)
   LMPVPI Strategic Bond Investment Option (Class I)
   LMPVPI Total Return Investment Option (Class I)
   LMPVPII Appreciation Investment Option*
   LMPVPII Equity Index Investment Option (Class I)
   LMPVPII Fundamental Value Investment Option
   LMPVPIII Aggressive Growth Investment Option
   LMPVPIII International All Cap Growth Investment Option
   LMPVPIII Large Cap Growth Investment Option
   LMPVPIII Social Awareness Stock Investment Option
   Lord Abbett Growth and Income Investment Option (Class VC)
   Lord Abbett Mid-Cap Value Investment Option (Class VC)
   MIST Batterymarch Mid-Cap Stock Investment Option (Class A)
   MIST BlackRock Large-Cap Core Investment Option (Class A)
   MIST Harris Oakmark International Investment Option (Class A)
   MIST Janus Capital Appreciation Investment Option (Class A)
   MIST Lord Abbett Bond Debenture Investment Option (Class A)
   MIST Lord Abbett Growth and Income Investment Option (Class B)
   MIST Lord Abbett Mid-Cap Value Investment Option (Class B)
   MIST Met/AIM Capital Appreciation Investment Option (Class A)
   MIST Met/AIM Small Cap Growth Investment Option (Class A)
   MIST MFS(R) Value Investment Option (Class A)*
   MIST Neuberger Berman Real Estate Investment Option (Class A)
   MIST Pioneer Fund Investment Option (Class A)
   MIST Pioneer Strategic Income Investment Option (Class A)*
   MSF BlackRock Aggressive Growth Investment Option (Class D)
   MSF BlackRock Bond Income Investment Option (Class A)
   MSF BlackRock Money Market Investment Option (Class A)
   MSF Capital Guardian U.S. Equity Investment Option (Class A)
   MSF FI Large Cap Investment Option (Class A)
   MSF FI Value Leaders Investment Option (Class D)
   MSF MetLife Aggressive Allocation Investment Option (Class B)
   MSF MetLife Conservative Allocation Investment Option (Class B)
   MSF MetLife Conservative to Moderate Allocation Investment Option
   (Class B)
   MSF MetLife Moderate Allocation Investment Option (Class B)
   MSF MetLife Moderate to Aggressive Allocation Investment Option (Class B) MSF MFS(R) Total Return Investment Option (Class F)
   MSF Oppenheimer Global Equity Investment Option (Class B)
   MSF T. Rowe Price Large Cap Growth Investment Option (Class B)
   MSF Western Asset Management High Yield Bond Investment Option (Class A) MSF Western Asset Management U.S. Government Investment Option (Class A) PIMCO VIT Low Duration Investment Option
   PIMCO VIT Real Return Investment Option (Administrative Class)
   PIMCO VIT Total Return Investment Option (Administrative Class)
   Pioneer Mid Cap Value VCT Investment Option (Class II)

   Putnam VT Discovery Growth Investment Option (Class IB) Putnam VT International Equity Investment Option (Class IB) Putnam VT Small Cap Value Investment Option (Class IB) Royce Micro-Cap Investment Option
   Royce Small-Cap Investment Option
   UIF Emerging Markets Equity Investment Option (Class I) Vanguard VIF Diversified Value Investment Option
   Vanguard VIF Equity Index Investment Option
   Vanguard VIF International Investment Option
   Vanguard VIF Mid-Cap Index Investment Option
   Vanguard VIF Short-Term Investment-Grade Investment Option Vanguard VIF Small Company Growth Investment Option Vanguard VIF Total Stock Market Index Investment Option* VIP Asset Manager SM Investment Option (Initial Class)
   VIP Contrafund(R) Investment Option (Initial Class)
   VIP Contrafund(R) Investment Option (Service Class 2)
   VIP Growth & Income Investment Option (Service Class 2)
   VIP Mid Cap Investment Option (Service Class 2)
   VIP Overseas Investment Option (Service Class 2)

   * No net assets as of December 31, 2006

   The operations of the Investment Options changed as follows during the years ended December 31, 2006 and 2005:

   For the year ended December 31, 2006:

   Name changes:

   Old Name                                                      New Name
   --------                                                      --------

   Smith Barney Equity Index Investment Option                   LMPVPII Equity Index Investment Option
   Salomon Brothers Variable All Cap Investment Option           LMPVPI All Cap Investment Option
   Salomon Brothers Variable High Yield Bond Investment          LMPVPI High Yield Bond Investment Option
    Option
   Salomon Brothers Variable Investors Investment Option         LMPVPI Investors Investment Option
   Salomon Brothers Variable Strategic Bond Investment Option    LMPVPI Strategic Bond Investment Option
   Salomon Brothers Variable Total Return Investment Option      LMPVPI Total Return Investment Option
   Smith Barney Government Investment Option                     LMPVP Government Investment Option
   Scudder Small Cap Index Investment Option                     DWS Small Cap Index Investment Option
   Smith Barney Aggressive Growth Investment Option              LMPVPIII Aggressive Growth Investment Option
   Smith Barney Appreciation Investment Option                   LMPVPII Appreciation Investment Option
   Smith Barney Fundamental Value Investment Option              LMPVPII Fundamental Value Investment Option
   Smith Barney International All Cap Growth Investment          LMPVPIII International All Cap Growth Investment Option
    Option
   Smith Barney Large Capitalization Growth Investment Option    LMPVPIII Large Cap Growth Investment Option
   Social Awareness Stock Investment Option                      LMPVPIII Social Awareness Stock Investment Option
   Mercury Large Cap Core Investment Option                      BlackRock Large Cap Core Investment Option
   LMPVI High Yield Bond Investment Option                       LMPVI Global High Yield Bond Investment Option

   Mergers:

   Old Portfolio                                                 New Portfolio
   -------------                                                 -------------

   Travelers AIM Capital Appreciation Portfolio (a)              Met/AIM Capital Appreciation Portfolio (b)
   Capital Appreciation Fund (a)                                 Janus Capital Appreciation Fund (b)
   Travelers Convertible Securities Portfolio (a)                Lord Abbett Bond Debenture Portfolio (b)
   Travelers Disciplined Mid Cap Stock Portfolio (a)             Batterymarch Mid Cap Stock Portfolio (b)
   Travelers Equity Income Portfolio (a)                         FI Value Leaders Portfolio (b)
   High Yield Bond Trust (a)                                     Western Asset Management High Yield Bond Trust (b)
   Travelers Large Cap Portfolio (a)                             FI Large Cap Portfolio (b)
   Travelers Managed Allocation: Aggressive Portfolio (a)        MetLife Aggressive Allocation Portfolio (b)
   Travelers Managed Allocation: Conservative Portfolio (a)      MetLife Conservative Allocation Portfolio (b)
   Travelers Managed Allocation: Moderate Conservative           MetLife Conservative to Moderate Allocation
    Portfolio (a)                                                 Portfolio (b)
   Travelers Managed Allocation: Moderate Portfolio (a)          MetLife Moderate Allocation Portfolio (b)
   Travelers Managed Allocation: Moderate-Aggressive             MetLife Moderate to Aggressive Allocation Portfolio (b)
    Portfolio (a)
   Travelers Mercury Large Cap Core Portfolio (a)                Mercury Large Cap Core Portfolio (b)
   Travelers MFS Mid Cap Growth Portfolio (a)                    BlackRock Aggressive Growth Portfolio (b)
   Travelers MFS Total Return Portfolio (a)                      MFS Total Return Portfolio (b)
   Travelers MFS Value Portfolio (a)                             MFS Value Portfolio (b)
   Travelers Mondrian International Stock Portfolio (a)          Harris Oakmark International Portfolio (b)
   Money Market Portfolio (a)                                    BlackRock Money Market Portfolio (b)
   Travelers Pioneer Fund Portfolio (a)                          Pioneer Fund Portfolio (b)
   Travelers Pioneer Strategic Income Portfolio (a)              Pioneer Strategic Income Portfolio (b)
   Travelers Strategic Equity Portfolio (a)                      FI Large Cap Portfolio (b)
   Style Focus Series:Small Cap Growth Portfolio (a)             Met/AIM Small Cap Growth Portfolio (b)
   Travelers Quality Bond Portfolio (a)                          BlackRock Bond Income Portfolio (b)
   Travelers U.S. Government Securities Portfolio (a)            Western Asset Management U.S. Government Portfolio (b)
   Travelers Van Kampen Enterprise Portfolio (a)                 Capital Guardian U.S. Equity Portfolio (b)

   (a)  For the period January 1, 2006 to April 30, 2006

   (b)  For the period May 1, 2006 to December 31, 2006

   Substitutions:

   Old Portfolio                                                 New Portfolio
   -------------                                                 -------------

   AllianceBernstein Growth and Income Portfolio (c)             Lord Abbett Growth and Income Portfolio (d)
   AllianceBernstein Large Cap Growth Portfolio (c)              T. Rowe Price Large Cap Growth Portfolio (d)
   Janus Aspen Balanced Portfolio (c)                            MFS Total Return Portfolio (d)
   Delaware VIP REIT Portfolio (c)                               Neuberger Berman Real Estate Portfolio (d)
   Oppenheimer Global Securities Portfolio (c)                   Oppenheimer Global Equity Portfolio (d)
   Oppenheimer Main Street Portfolio (c)                         Lord Abbett Growth and Income Portfolio (d)
   Templeton Growth Securities Portfolio (c)                     Oppenheimer Global Equity Portfolio (d)

   (c)  For the period January 1, 2006 to April 30, 2006

   (d)  For the period May 1, 2006 to December 31, 2006

   For the year ended December 31, 2005:

   Mergers:

   Old Portfolio                                                 New Portfolio
   -------------                                                 -------------

   Travelers MFS Emerging Growth Portfolio                       MFS Mid Cap Growth Portfolio

1. BUSINESS  --  (Concluded)

   Additions:

   AIM V.I. International Growth Investment Option
   Greenwich Street Series Appreciation Investment Option
   FTVIPT Templeton Global Asset Allocation Investment Option
   MSF Western Asset Management High Yield Bond Investment Option
   Oppenheimer Global Securities Investment Option/VA
   Oppenheimer Main Street/VA Investment Option
   Royce Micro Cap Investment Option
   Royce Small Cap Investment Option
   Travelers Managed Allocation: Aggressive Investment Option
   Travelers Managed Allocation: Conservative Investment Option
   Travelers Managed Allocation: Moderate Investment Option
   Travelers Managed Allocation: Moderate-Aggressive Investment Option Travelers Managed Allocation: Moderate-Conservative Investment Option Travelers Style Focus Series: Small Cap Growth Investment Option
   UIF Emerging Markets Equity Investment Option
   Vanguard VIF International Investment Option
   Vanguard VIF Mid-Cap Index Investment Option
   VIP Contrafund(R) Investment Option
   VIP Growth & Income Investment Option

   Liquidations:

   EAFE Equity Index Fund

Not all funds may be available in all states or to all contract owners.

This report is prepared for the general information of contract owners and is not an offer of units of Fund UL III or shares of Fund UL III's underlying funds. It should not be used in connection with any offer except in conjunction with the prospectus for Fund UL III product(s) offered by the Company and the prospectuses for the underlying funds, which collectively contain all pertinent information, including additional information on charges and expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by Fund UL III in the preparation of its financial statements.

Investments are valued daily at the net asset values per share of the underlying funds. Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value. Changes in fair values are recorded in the Statement of Operations.

Security transactions are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Included in "Other receipts/(payments)" in the Statement of Changes in Net Assets are primarily contract benefits which have been re-deposited with the Company and distributions for payouts.

The operations of Fund UL III form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code of 1986 (the "Code"). Under existing federal income tax law, no taxes are payable on the earnings of Fund UL
III. Fund UL III is not taxed as a "regulated investment company" under Subchapter M of the Code.

The financial highlights disclosure is comprised of the units, unit values, net assets, investment income ratios, expense ratios and total returns for each Investment Option. Since each Investment Option offers multiple contract charges, certain information is provided in the form of a range. The range information may reflect varying time periods if assets did not exist with all contract charge options of the Investment Option for the entire year.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. CONTRACT CHARGES

The asset-based charges listed below are deducted, as appropriate, each business day and are assessed through the calculation of unit values:

- Mortality and Expense Risks assumed by the Company ("M&E")

Below is a table displaying current separate account charges with their associated products offered in this separate account for each funding option.

      Separate Account Charge (1)                         Product                                    M&E (3)
      ---------------------------                         -------                                    -------

Separate Account Charge 0.05%..........   Corporate Owned Variable Universal Life                     0.05%
                                          Insurance
                                          (Applies to policies in years 21 and
                                          greater) (2)
                                          Corporate Owned Variable Universal Life                     0.05%
                                          Insurance 2000
                                          (Applies to policies in years 26 and
                                          greater) (2)
                                          Corporate Owned Variable Universal Life                     0.05%
                                          Insurance III
                                          (Applies to policies in years 26 and
                                          greater) (2)
                                          Corporate Owned Variable Universal Life                     0.05%
                                          Insurance IV
                                          (Applies to policies in years 26 and
                                          greater) (2)
Separate Account Charge 0.10%..........   Corporate Owned Variable Universal Life                     0.10%
                                          Insurance Series II
                                          (Applies to policies in years 21 and
                                          greater) (2)
Separate Account Charge 0.20%..........   Corporate Owned Variable Universal Life                     0.20%
                                          Insurance 2000
                                          (Applies to policies in years 1-25) (2)
                                          Corporate Owned Variable Universal Life                     0.20%
                                          Insurance III
                                          (Applies to policies in years 1-25) (2)
                                          Corporate Owned Variable Universal Life                     0.20%
                                          Insurance IV
                                          (Applies to policies in years 1-25) (2)
                                          Corporate Select Policy                                     0.20%
                                          (Applies to policies in years 26 and
                                          greater)
Separate Account Charge 0.25%..........   Corporate Owned Variable Universal Life                     0.25%
                                          Insurance
                                          (Applies to policies in years 5-20) (2)
Separate Account Charge 0.30%..........   Corporate Owned Variable Universal Life                     0.30%
                                          Insurance Series II
                                          (Applies to policies in years 5-20) (2)
Separate Account Charge 0.35%..........   Corporate Select Policy                                     0.35%
                                          (Applies to policies in years 1-25)
Separate Account Charge 0.45%..........   Corporate Owned Variable Universal Life                     0.45%
                                          Insurance
                                          (Applies to policies in years 1-4) (2)
Separate Account Charge 0.50%..........   Corporate Owned Variable Universal Life                     0.50%
                                          Insurance Series II
                                          (Applies to policies in years 1-4) (2)

(1) Certain unit values may not be available through certain Investment Options.

(2) An amount equal to the underlying fund expenses that are in excess of 0.90% is being waived for the Harris Oakmark International Investment Option of the Met Investors Series Trust. The current waiver is 0.04% of the M&E charge.

(3) A waiver of 0.15% of the M&E charge applies to the Investment Option investing in the Western Asset Management U.S. Government Investment Option of the Metropolitan Series Fund, Inc.

For a full explanation of product charges and associated product features and benefits, please refer to your product prospectus.

4. STATEMENT OF INVESTMENTS

                                                                          As of and for the period ended December 31, 2006
                                                                        ----------------------------------------------------
                                                                         No. of        Market        Cost of      Proceeds
INVESTMENTS                                                              Shares        Value        Purchases    from Sales
-----------                                                              ------        -----        ---------    ----------

Dreyfus Stock Index Fund, Inc. (4.0%)
     Total (Cost $46,894,057)                                           1,538,336   $ 55,610,838   $24,884,131   $ 5,454,596
                                                                        =========   ============   ===========   ===========
Merger Fund VL (0.0%)
     Total (Cost $174,442)                                                 14,285   $    165,137   $   244,429   $    72,088
                                                                        =========   ============   ===========   ===========
AIM Variable Insurance Funds (1.1%)
   AIM V.I. International Growth Investment Option (Series I)
     Total (Cost $13,324,674)                                             522,289   $ 15,370,977   $12,993,447   $   883,706
                                                                        =========   ============   ===========   ===========
AllianceBernstein Variable Products Series Fund, Inc. (0.0%)
   AllianceBernstein Growth and Income Investment Option (Class B)
    (Cost $0)                                                                  --   $         --   $   387,503   $ 2,712,289
   AllianceBernstein Large-Cap Growth Investment Option (Class B)
    (Cost $0)                                                                  --             --     1,831,023    23,401,333
                                                                        ---------   ------------   -----------   -----------
     Total (Cost $0)                                                           --   $         --   $ 2,218,526   $26,113,622
                                                                        =========   ============   ===========   ===========
American Century Variable Portfolios, Inc. (0.3%)
   American Century VP Ultra Investment Option (Class I)
     Total (Cost $4,037,869)                                              433,402   $  4,351,356   $   229,176   $ 1,462,969
                                                                        =========   ============   ===========   ===========
American Funds Insurance Series (10.0%)
   American Funds Global Growth Investment Option (Class 2) (Cost
    $17,056,322)                                                          913,680   $ 21,279,618   $ 9,660,532   $ 2,110,192
   American Funds Growth Investment Option (Class 2) (Cost
    $65,308,777)                                                        1,209,050     77,475,895    41,329,228    26,866,945
   American Funds Growth-Income Investment Option (Class 2) (Cost
    $36,275,392)                                                          972,900     41,046,630    29,316,129    28,918,415
                                                                        ---------   ------------   -----------   -----------
     Total (Cost $118,640,491)                                          3,095,630   $139,802,143   $80,305,889   $57,895,552
                                                                        =========   ============   ===========   ===========
Capital Appreciation Fund (0.0%)
   Capital Appreciation Investment Option
     Total (Cost $0)                                                           --   $         --   $ 3,761,867   $26,830,476
                                                                        =========   ============   ===========   ===========
Credit Suisse Trust (0.3%)
   Credit Suisse Trust Emerging Markets Investment Option
     Total (Cost $2,779,719)                                              166,627   $  3,640,804   $18,757,431   $46,391,470
                                                                        =========   ============   ===========   ===========
Delaware VIP Trust (0.8%)
   Delaware VIP REIT Investment Option (Standard Class) (Cost $0)              --   $         --   $ 8,353,129   $54,836,284
   Delaware VIP Small Cap Value Investment Option (Standard Class)
    (Cost $9,784,937)                                                     315,173     10,533,088     6,720,893     2,022,049
                                                                        ---------   ------------   -----------   -----------
     Total (Cost $9,784,937)                                              315,173   $ 10,533,088   $15,074,022   $56,858,333
                                                                        =========   ============   ===========   ===========

                                                                         As of and for the period ended December 31, 2006 --
                                                                                             (Continued)
                                                                         ---------------------------------------------------
                                                                          No. of       Market        Cost of      Proceeds
INVESTMENTS                                                               Shares        Value       Purchases    from Sales
-----------                                                               ------        -----       ---------    ----------

Dreyfus Variable Investment Fund (2.9%)
   Dreyfus VIF Appreciation Investment Option (Initial Shares) (Cost
    $23,113,229)                                                           611,713   $26,028,380   $23,405,742   $ 4,226,056
   Dreyfus VIF Developing Leaders Investment Option (Initial Shares)
    (Cost $14,010,671)                                                     355,693    14,949,775    10,653,556    18,312,944
                                                                         ---------   -----------   -----------   -----------
     Total (Cost $37,123,900)                                              967,406   $40,978,155   $34,059,298   $22,539,000
                                                                         =========   ===========   ===========   ===========
DWS Investments VIT Funds (2.0%)
   DWS VIT Small Cap Index Investment Option (Class A)
     Total (Cost $23,187,089)                                            1,717,490   $27,685,946   $20,681,714   $30,210,470
                                                                         =========   ===========   ===========   ===========
Franklin Templeton Variable Insurance Products Trust (6.2%)
   FTVIPT Franklin Small-Mid Cap Growth Securities Investment Option
    (Class 2) (Cost $11,244,211)                                           604,986   $13,388,348   $ 5,197,048   $13,949,788
   FTVIPT Templeton Developing Markets Securities Investment Option
    (Class 2) (Cost $27,310,496)                                         2,631,240    36,284,801    16,090,790    10,285,665
   FTVIPT Templeton Foreign Securities Investment Option (Class 2)
    (Cost $21,701,969)                                                   1,482,696    27,756,063     9,571,990    10,950,095
   FTVIPT Templeton Global Asset Allocation Investment Option (Class
    1) (Cost $3,922,539)                                                   189,754     4,166,998     3,948,426        25,595
   FTVIPT Templeton Global Income Securities Investment Option (Class
    1) (Cost $4,112,064)                                                   272,402     4,284,882     4,005,102       887,842
   FTVIPT Templeton Growth Securities Investment Option (Class 2)
    (Cost $0)                                                                   --            --       513,934     1,384,627
                                                                         ---------   -----------   -----------   -----------
     Total (Cost $68,291,279)                                            5,181,078   $85,881,092   $39,327,290   $37,483,612
                                                                         =========   ===========   ===========   ===========
High Yield Bond Trust (0.0%)
   High Yield Bond Investment Option
     Total (Cost $0)                                                            --   $        --   $ 9,315,121   $48,784,252
                                                                         =========   ===========   ===========   ===========
Janus Aspen Series (0.3%)
   Janus Aspen Balanced Investment Option (Service Shares) (Cost $0)            --   $        --   $ 4,325,551   $22,384,214
   Janus Aspen Global Technology Investment Option (Service Shares)
    (Cost $1,450,089)                                                      381,276     1,628,048     1,581,104     2,058,596
   Janus Aspen Worldwide Growth Investment Option (Service Shares)
    (Cost $1,829,915)                                                       67,975     2,189,460       983,083       815,538
                                                                         ---------   -----------   -----------   -----------
     Total (Cost $3,280,004)                                               449,251   $ 3,817,508   $ 6,889,738   $25,258,348
                                                                         =========   ===========   ===========   ===========

                                                                         As of and for the period ended December 31, 2006 --
                                                                                             (Continued)
                                                                         ---------------------------------------------------
                                                                          No. of       Market        Cost of      Proceeds
INVESTMENTS                                                               Shares        Value       Purchases    from Sales
-----------                                                               ------        -----       ---------    ----------

Legg Mason Partners Investment Series (0.0%)
   LMPIS Government Investment Option (Class A)
     Total (Cost $156,002)                                                  13,861   $   152,056   $   339,749   $   385,377
                                                                         =========   ===========   ===========   ===========
Legg Mason Partners Variable Portfolios I, Inc. (3.1%)
   LMPVPI All Cap Investment Option (Class I) (Cost $9,696,362)            541,026   $10,560,830   $ 8,572,411   $ 6,690,051
   LMPVPI Global High Yield Bond Investment Option (Class I) (Cost
    $20,014,329)                                                         2,034,178    19,995,973    21,985,008     2,039,001
   LMPVPI Investors Investment Option (Class I) (Cost $6,263,640)          463,365     7,668,698     8,781,100    34,507,023
   LMPVPI Strategic Bond Investment Option (Class I) (Cost $4,800,752)     456,957     4,679,240     4,468,874     3,803,393
   LMPVPI Total Return Investment Option (Class I) (Cost $849,297)          72,470       889,928       981,510       634,459
                                                                         ---------   -----------   -----------   -----------
     Total (Cost $41,624,380)                                            3,567,996   $43,794,669   $44,788,903   $47,673,927
                                                                         =========   ===========   ===========   ===========
Legg Mason Partners Variable Portfolios II (2.3%)
   LMPVPII Equity Index Investment Option (Class I) (Cost $23,201,631)     805,373   $27,463,215   $28,870,225   $80,613,582
   LMPVPII Fundamental Value Investment Option (Cost $4,464,266)           216,719     4,939,025     1,446,992     2,128,626
                                                                         ---------   -----------   -----------   -----------
     Total (Cost $27,665,897)                                            1,022,092   $32,402,240   $30,317,217   $82,742,208
                                                                         =========   ===========   ===========   ===========
Legg Mason Partners Variable Portfolios III, Inc. (1.2%)
   LMPVPIII Aggressive Growth Investment Option (Cost $5,692,307)          405,037   $ 6,545,398   $ 4,144,263   $ 3,563,593
   LMPVPIII International All Cap Growth Investment Option (Cost
    $899,878)                                                               55,728       962,985       806,306       246,884
   LMPVPIII Large Cap Growth Investment Option (Cost $6,621,321)           467,873     7,378,360     3,737,032     5,639,046
   LMPVPIII Social Awareness Stock Investment Option (Cost $1,846,852)      78,766     2,125,895       409,117       404,153
                                                                         ---------   -----------   -----------   -----------
     Total (Cost $15,060,358)                                            1,007,404   $17,012,638   $ 9,096,718   $ 9,853,676
                                                                         =========   ===========   ===========   ===========
Lord Abbett Series Fund, Inc. (1.5%)
   Lord Abbett Growth and Income Investment Option (Class VC) (Cost
    $4,377,789)                                                            160,618   $ 4,712,522   $ 3,430,807   $ 2,317,534
   Lord Abbett Mid-Cap Value Investment Option (Class VC) (Cost
    $14,747,264)                                                           713,685    15,544,061    12,563,325    14,102,298
                                                                         ---------   -----------   -----------   -----------
     Total (Cost $19,125,053)                                              874,303   $20,256,583   $15,994,132   $16,419,832
                                                                         =========   ===========   ===========   ===========

                                                                       As of and for the period ended December 31, 2006 --
                                                                                           (Continued)
                                                                      ------------------------------------------------------
                                                                       No. of        Market        Cost of        Proceeds
INVESTMENTS                                                            Shares        Value        Purchases      from Sales
-----------                                                            ------        -----        ---------      ----------

Met Investors Series Trust (9.9%)
   MIST Batterymarch Mid-Cap Stock Investment Option (Class A)
    (Cost $15,150,694)                                                  758,621   $ 14,740,011   $ 39,586,056   $ 24,489,995
   MIST BlackRock Large-Cap Core Investment Option (Class A) (Cost
    $789,014)                                                            75,350        843,918      1,244,029        456,986
   MIST Harris Oakmark International Investment Option (Class A)
    (Cost $11,153,409)                                                  645,552     12,284,854     17,794,370      6,700,551
   MIST Janus Capital Appreciation Investment Option (Class A)
    (Cost $12,130,860)                                                  163,092     12,662,430     27,945,998     15,273,664
   MIST Lord Abbett Bond Debenture Investment Option (Class A)
    (Cost $6,382,747)                                                   536,732      6,714,513      8,958,334      2,587,768
   MIST Lord Abbett Growth and Income Investment Option (Class B)
    (Cost $6,990,297)                                                   255,596      7,463,413      8,628,848      1,636,367
   MIST Lord Abbett Mid-Cap Value Investment Option (Class B) (Cost
    $9,611,142)                                                         425,177      9,591,996     11,101,478      1,562,025
   MIST Met/AIM Capital Appreciation Investment Option (Class A)
    (Cost $3,115,104)                                                   256,254      2,775,236     17,694,975     14,457,669
   MIST Met/AIM Small Cap Growth Investment Option (Class A) (Cost
    $233,572)                                                            18,110        245,023        261,242         26,865
   MIST Neuberger Berman Real Estate Investment Option (Class A)
    (Cost $59,393,384)                                                3,909,174     70,873,332     80,579,235     21,373,564
   MIST Pioneer Fund Investment Option (Class A) (Cost $123,636)          8,593        125,709        123,824            195
                                                                      ---------   ------------   ------------   ------------
     Total (Cost $125,073,859)                                        7,052,251   $138,320,435   $213,918,389   $ 88,565,649
                                                                      =========   ============   ============   ============
Metropolitan Series Fund, Inc. (18.9%)
   MSF BlackRock Aggressive Growth Investment Option (Class D)
    (Cost $7,675,782)                                                   319,948   $  7,614,767   $ 31,829,587   $ 24,107,475
   MSF BlackRock Bond Income Investment Option (Class A) (Cost
    $8,489,660)                                                          81,958      8,901,475     28,734,771     20,366,099
   MSF BlackRock Money Market Investment Option (Class A) (Cost
    $117,916,911)                                                     1,179,169    117,916,911    232,851,038    114,934,127
   MSF Capital Guardian U.S. Equity Investment Option (Class A)
    (Cost $2,479,826)                                                   193,676      2,575,895      2,860,558        373,593

                                                                      As of and for the period ended December 31, 2006 --
                                                                                           (Continued)
                                                                     -------------------------------------------------------
                                                                       No. of        Market        Cost of        Proceeds
INVESTMENTS                                                            Shares        Value        Purchases      from Sales
-----------                                                            ------        -----        ---------      ----------

Metropolitan Series Fund, Inc. (18.9%)  --  (Continued)
   MSF FI Large Cap Investment Option (Class A) (Cost $2,456,277)       167,480      2,532,290     35,779,896     32,987,858
   MSF FI Value Leaders Investment Option (Class D) (Cost
    $17,162,328)                                                         85,661     17,813,214     54,310,951     37,415,486
   MSF MetLife Aggressive Allocation Investment Option (Class B)
    (Cost $1,218,655)                                                   110,026      1,346,718      1,376,173        154,751
   MSF MetLife Conservative Allocation Investment Option (Class B)
    (Cost $4,709,404)                                                   468,910      4,942,309      5,077,585        386,923
   MSF MetLife Conservative to Moderate Allocation Investment
    Option (Class B) (Cost $9,696,682)                                  946,671     10,432,315      9,731,319         36,404
   MSF MetLife Moderate Allocation Investment Option (Class B)
    (Cost $2,209,967)                                                   205,304      2,356,888      2,222,344         12,722
   MSF MetLife Moderate to Aggressive Allocation Investment Option
    (Class B) (Cost $501,769)                                            43,727        522,095        591,695         92,118
   MSF MFS(R) Total Return Investment Option (Class F) (Cost
    $42,100,465)                                                        292,397     45,429,727     89,840,004     47,660,224
   MSF Oppenheimer Global Equity Investment Option (Class B) (Cost
    $1,128,763)                                                          72,262      1,213,998      1,398,221        266,636
   MSF T. Rowe Price Large Cap Growth Investment Option (Class B)
    (Cost $3,135,584)                                                   223,054      3,388,189     29,599,987     26,485,246
   MSF Western Asset Management High Yield Bond Investment Option
    (Class A) (Cost $15,258,105)                                      1,583,576     16,326,673     46,403,528     31,219,490
   MSF Western Asset Management U.S. Government Investment Option
    (Class A) (Cost $18,955,572)                                      1,591,914     19,580,541     41,906,131     23,083,647
                                                                     ----------   ------------   ------------   ------------
     Total (Cost $255,095,750)                                        7,565,733   $262,894,005   $614,513,788   $359,582,799
                                                                     ==========   ============   ============   ============
Money Market Portfolio (0.0%)
   Money Market Investment Option
     Total (Cost $0)                                                         --   $         --   $ 55,589,715   $216,637,232
                                                                     ==========   ============   ============   ============
PIMCO Variable Insurance Trust (15.9%)
   PIMCO VIT Low Duration Investment Option (Cost $33,167,007)        3,296,218   $ 33,159,955   $ 28,920,910   $  2,923,699
   PIMCO VIT Real Return Investment Option (Administrative Class)
    (Cost $51,436,394)                                                4,082,993     48,710,110     61,466,425     41,615,269
   PIMCO VIT Total Return Investment Option (Administrative Class)
    (Cost $141,945,052)                                              13,824,317    139,902,091     73,605,479     61,029,390
                                                                     ----------   ------------   ------------   ------------
     Total (Cost $226,548,453)                                       21,203,528   $221,772,156   $163,992,814   $105,568,358
                                                                     ==========   ============   ============   ============

                                                                         As of and for the period ended December 31, 2006 --
                                                                                             (Continued)
                                                                         ---------------------------------------------------
                                                                          No. of       Market        Cost of      Proceeds
INVESTMENTS                                                               Shares        Value       Purchases    from Sales
-----------                                                               ------        -----       ---------    ----------

Pioneer Variable Contracts Trust (0.5%)
   Pioneer Mid Cap Value VCT Investment Option (Class II)
     Total (Cost $6,731,907)                                               311,716   $ 6,309,132   $ 7,570,525   $11,131,260
                                                                         =========   ===========   ===========   ===========
Putnam Variable Trust (3.4%)
   Putnam VT Discovery Growth Investment Option (Class IB) (Cost
    $253,751)                                                               46,463   $   275,061   $   417,118   $   557,691
   Putnam VT International Equity Investment Option (Class IB) (Cost
    $5,675,858)                                                            340,429     7,026,464    14,310,055    36,406,136
   Putnam VT Small Cap Value Investment Option (Class IB) (Cost
    $35,378,898)                                                         1,664,746    40,403,380    25,860,286    23,314,919
                                                                         ---------   -----------   -----------   -----------
     Total (Cost $41,308,507)                                            2,051,638   $47,704,905   $40,587,459   $60,278,746
                                                                         =========   ===========   ===========   ===========
Royce Capital Fund (0.8%)
   Royce Micro-Cap Investment Option (Cost $5,113,243)                     379,180   $ 5,460,186   $ 5,253,429   $   153,935
   Royce Small-Cap Investment Option (Cost $5,508,370)                     538,029     5,740,772     5,826,474       625,989
                                                                         ---------   -----------   -----------   -----------
     Total (Cost $10,621,613)                                              917,209   $11,200,958   $11,079,903   $   779,924
                                                                         =========   ===========   ===========   ===========
The Travelers Series Trust (0.0%)
   Travelers AIM Capital Appreciation Investment Option (Cost $0)               --   $        --   $   764,033   $16,644,830
   Travelers Convertible Securities Investment Option (Cost $0)                 --            --       619,829     5,446,963
   Travelers Disciplined Mid Cap Stock Investment Option (Cost $0)              --            --     9,583,094    37,406,181
   Travelers Equity Income Investment Option (Cost $0)                          --            --    11,931,894    58,631,715
   Travelers Large Cap Investment Option (Cost $0)                              --            --     3,698,904    29,861,057
   Travelers Managed Allocation Series: Aggressive Investment Option
    (Cost $0)                                                                   --            --       111,567        98,823
   Travelers Managed Allocation Series: Conservative Investment Option
    (Cost $0)                                                                   --            --        76,007        71,857
   Travelers Managed Allocation Series: Moderate Investment Option
    (Cost $0)                                                                   --            --        89,105        82,222
   Travelers Mercury Large Cap Core Investment Option (Cost $0)                 --            --       134,508       865,792
   Travelers MFS(R) Mid Cap Growth Investment Option (Cost $0)                  --            --     3,881,676    32,112,892
   Travelers MFS(R) Total Return Investment Option (Cost $0)                    --            --     8,062,153    67,976,196
   Travelers Mondrian International Stock Investment Option (Cost $0)           --            --     2,778,433    15,790,144
   Travelers Quality Bond Investment Option (Cost $0)                           --            --     3,004,839    30,413,597

4. STATEMENT OF INVESTMENTS  --  (Concluded)

                                                                       As of and for the period ended December 31, 2006  --
                                                                                           (Concluded)
                                                                      ------------------------------------------------------
                                                                       No. of        Market        Cost of        Proceeds
INVESTMENTS                                                            Shares        Value        Purchases      from Sales
-----------                                                            ------        -----        ---------      ----------

The Travelers Series Trust (0.0%)  --  (Continued)
   Travelers Strategic Equity Investment Option (Cost $0)                    --             --        773,105      6,660,459
   Travelers U.S. Government Securities Investment Option (Cost $0)          --             --      4,281,481     34,616,860
   Travelers Van Kampen Enterprise Investment Option (Cost $0)               --             --        269,894      2,841,224
                                                                      ---------   ------------   ------------   ------------
     Total (Cost $0)                                                         --   $         --   $ 50,060,522   $339,520,812
                                                                      =========   ============   ============   ============
Universal Institutional Funds, Inc. (0.1%)
   UIF Emerging Markets Equity Investment Option (Class I)
     Total (Cost $917,609)                                               58,747   $  1,147,919   $  1,827,783   $    928,531
                                                                      =========   ============   ============   ============
Vanguard(R) Variable Insurance Fund (4.7%)
   Vanguard VIF Diversified Value Investment Option (Cost
    $17,592,771)                                                      1,177,985   $ 19,472,085   $ 17,877,693   $    331,215
   Vanguard VIF Equity Index Investment Option (Cost $25,567,358)       941,259     27,917,754     27,901,116      2,655,344
   Vanguard VIF International Investment Option (Cost $228,183)          11,023        237,651        228,542            381
   Vanguard VIF Mid-Cap Index Investment Option (Cost $15,907,534)      830,084     16,477,159     21,099,761      4,983,299
   Vanguard VIF Short-Term Investment-Grade Investment Option (Cost
    $2,130)                                                                 202          2,147        180,613        182,544
   Vanguard VIF Small Company Growth Investment Option (Cost
    $1,306,112)                                                          73,324      1,416,615      1,405,469        107,378
                                                                      ---------   ------------   ------------   ------------
     Total (Cost $60,604,088)                                         3,033,877   $ 65,523,411   $ 68,693,194   $  8,260,161
                                                                      =========   ============   ============   ============
Variable Insurance Products Fund (9.8%)
   VIP Asset Manager SM Investment Option (Initial Class) (Cost
    $3,414,307)                                                         233,526   $  3,668,689   $  1,595,743   $    774,104
   VIP Contrafund(R) Investment Option (Initial Class) (Cost
    $14,226,235)                                                        432,283     13,603,960     16,779,420      2,571,645
   VIP Contrafund(R) Investment Option (Service Class 2) (Cost
    $35,159,024)                                                      1,219,578     37,941,080     25,621,497      6,972,942
   VIP Growth & Income Investment Option (Service Class 2) (Cost
    $12,292,618)                                                        845,906     13,416,063      4,067,692      1,471,412
   VIP Mid Cap Investment Option (Service Class 2) (Cost
    $44,946,641)                                                      1,400,974     47,983,343     48,605,817     22,720,772
   VIP Overseas Investment Option (Service Class 2) (Cost
    $15,708,122)                                                        842,346     20,005,711      8,064,429      5,346,914
                                                                      ---------   ------------   ------------   ------------
     Total (Cost $125,746,947)                                        4,974,613   $136,618,846   $104,734,598   $ 39,857,789
                                                                      =========   ============   ============   ============

5. FINANCIAL HIGHLIGHTS

                                            Year               Unit Value      Net     Investment(1)   Expense Ratio(2)
                                            Ended    Units     Lowest to      Assets       Income          Lowest to
                                           Dec 31   (000s)    Highest ($)    ($000s)     Ratio (%)        Highest (%)
                                           ------   ------    -----------    -------     ---------        -----------

Dreyfus Stock Index Fund, Inc.              2006    33,827   1.624 - 1.646    55,610        1.75          0.15 - 0.45
                                            2005    21,154   1.412 - 1.425    30,130        1.67          0.20 - 0.45
                                            2004    16,586   1.355 - 1.363    22,612        2.01          0.20 - 0.45
                                            2003     9,504   1.230 - 1.235    11,735        1.50          0.20 - 0.45
                                            2002     6,526           0.964     6,290        0.79                 0.20

Merger Fund VL                              2006       138           1.200       165          --                 0.20

AIM Variable Insurance Funds
 AIM V.I. International Growth
   Investment Option (Series I)             2006    10,023   1.527 - 1.535    15,371        1.89          0.15 - 0.45
                                            2005     1,064   1.196 - 1.198     1,275        0.84          0.20 - 0.45
AllianceBernstein Variable Products
 Series Fund, Inc.
 AllianceBernstein Growth and Income
   Investment Option (Class B)              2006        --   1.207 - 1.219        --          --          0.20 - 0.45
                                            2005     1,917   1.150 - 1.161     2,225        1.29          0.20 - 0.45
                                            2004       903   1.105 - 1.112     1,004        0.98          0.20 - 0.45
                                            2003       216   0.998 - 1.002       216        0.71          0.20 - 0.45
 AllianceBernstein Large-Cap Growth
   Investment Option (Class B)              2006        --   0.902 - 0.915        --          --          0.20 - 0.45
                                            2005    23,408   0.912 - 0.923    21,600          --          0.20 - 0.45
                                            2004    16,765   0.798 - 0.805    13,498          --          0.20 - 0.45
                                            2003    14,253   0.740 - 0.745    10,612          --          0.20 - 0.45
                                            2002    10,440   0.602 - 0.605     6,314          --          0.20 - 0.45
American Century Variable Portfolios,
 Inc.
 American Century VP Ultra Investment
   Option (Class I)                         2006     4,421           0.984     4,351          --                 0.20
                                            2005     5,669           1.020     5,780          --                 0.20
                                            2004     6,852           1.000     6,852          --                 0.20
                                            2003     6,255           0.905     5,663          --                 0.20
                                            2002     4,697           0.726     3,411        0.19                 0.20
American Funds Insurance Series
 American Funds Global Growth
   Investment Option (Class 2)              2006    11,867   1.772 - 1.794    21,279        0.84          0.20 - 0.45
                                            2005     7,454   1.478 - 1.496    11,124        0.69          0.15 - 0.45
                                            2004     6,003   1.301 - 1.313     7,871        0.40          0.15 - 0.45
                                            2003     3,611   1.152 - 1.158     4,181        0.41          0.20 - 0.45
                                            2002        --   0.855 - 0.858        --          --          0.20 - 0.45
 American Funds Growth Investment
   Option (Class 2)                         2006    52,553   1.454 - 1.480    77,475        0.83          0.10 - 0.45
                                            2005    43,428   1.325 - 1.344    58,186        0.77          0.10 - 0.45
                                            2004    29,768   1.146 - 1.156    34,379        0.24          0.15 - 0.45
                                            2003    13,618   1.023 - 1.029    14,000        0.15          0.15 - 0.45
                                            2002        23           0.751        17        0.04                 0.45
 American Funds Growth-Income
   Investment Option (Class 2)              2006    28,115   1.439 - 1.465    41,046        1.52          0.10 - 0.45
                                            2005    28,652   1.255 - 1.273    36,359        1.39          0.10 - 0.45
                                            2004    21,268   1.191 - 1.202    25,533        1.75          0.15 - 0.45
                                            2003     6,149   1.084 - 1.089     6,695        1.49          0.20 - 0.45
                                            2002     1,853   0.822 - 0.824     1,527        1.13          0.20 - 0.45
Capital Appreciation Fund
 Capital Appreciation Investment Option     2006        --   0.611 - 1.104        --          --          0.15 - 0.45
                                            2005    35,853   0.614 - 1.111    24,147          --          0.15 - 0.45
                                            2004    36,421   0.521 - 0.941    20,876          --          0.15 - 0.45
                                            2003    46,240   0.437 - 0.789    24,284        0.05          0.15 - 0.45
                                            2002    46,882   0.350 - 0.573    18,779        1.53          0.20 - 0.45
Credit Suisse Trust
 Credit Suisse Trust Emerging Markets
   Investment Option                        2006     2,197   1.526 - 2.097     3,641        0.12          0.20 - 0.45
                                            2005    21,058   1.154 - 1.586    24,544        0.67          0.20 - 0.45
                                            2004    15,850   0.904 - 1.243    14,648        0.33          0.20 - 0.45
                                            2003     7,545   0.725 - 0.997     5,683          --          0.20 - 0.45
                                            2002     4,586   0.508 - 0.700     2,448        0.23          0.20 - 0.45

                                            Total Return(3)
                                               Lowest to
                                              Highest (%)
                                              -----------

Dreyfus Stock Index Fund, Inc.                 12.51 - 15.23
                                                 4.21 - 4.55
                                               10.16 - 10.37
                                                0.24 - 28.11
                                                       10.93

Merger Fund VL                                          8.70

AIM Variable Insurance Funds
 AIM V.I. International Growth
   Investment Option (Series I)                16.64 - 27.96
                                                0.76 - 13.45
AllianceBernstein Variable Products
 Series Fund, Inc.
 AllianceBernstein Growth and Income
   Investment Option (Class B)                   4.96 - 5.00
                                                 4.07 - 4.41
                                               10.72 - 10.99
                                                0.30 - 23.86
 AllianceBernstein Large-Cap Growth
   Investment Option (Class B)                (1.10) - (0.87)
                                               14.29 - 14.66
                                                 7.84 - 8.06
                                                0.27 - 23.14
                                            (31.48) - (28.67)
American Century Variable Portfolios,
 Inc.
 American Century VP Ultra Investment
   Option (Class I)                                    (3.53)
                                                        2.00
                                                       10.50
                                                       24.66
                                                      (22.93)
American Funds Insurance Series
 American Funds Global Growth
   Investment Option (Class 2)                 19.89 - 20.25
                                               13.60 - 13.94
                                               10.99 - 13.21
                                                0.26 - 34.97
                                             (14.80) - 14.46
 American Funds Growth Investment
   Option (Class 2)                             9.74 - 10.12
                                              (0.22) - 16.09
                                               12.02 - 12.35
                                                0.10 - 36.22
                                                      (20.53)
 American Funds Growth-Income
   Investment Option (Class 2)                 14.66 - 15.08
                                               (0.31) - 5.66
                                                2.91 - 10.19
                                               31.87 - 32.16
                                            (16.94) - (14.91)
Capital Appreciation Fund
 Capital Appreciation Investment Option      (0.71) - (0.49)
                                               17.67 - 18.07
                                               19.07 - 19.33
                                                7.64 - 24.86
                                           (25.52) - (25.29)
Credit Suisse Trust
 Credit Suisse Trust Emerging Markets
   Investment Option                           31.91 - 32.24
                                               27.40 - 27.65
                                               24.37 - 24.69
                                               42.30 - 42.72
                                             (17.93) - (4.11)

                                            Year               Unit Value      Net     Investment(1)   Expense Ratio(2)
                                            Ended    Units     Lowest to      Assets       Income          Lowest to
                                           Dec 31   (000s)    Highest ($)    ($000s)     Ratio (%)        Highest (%)
                                           ------   ------    -----------    -------     ---------        -----------

Delaware VIP Trust
 Delaware VIP REIT Investment Option
   (Standard Class)                         2006        --   2.744 - 3.657        --        1.95          0.15 - 0.45
                                            2005    17,387   2.072 - 2.763    46,625        1.81          0.15 - 0.45
                                            2004    14,676   1.937 - 2.583    37,380        1.86          0.15 - 0.45
                                            2003    10,371   1.476 - 1.970    19,803        2.24          0.15 - 0.45
                                            2002     4,644   1.452 - 1.473     6,837        1.12          0.20 - 0.45
 Delaware VIP Small Cap Value
   Investment Option (Standard Class)       2006     3,804   2.650 - 2.772    10,533        0.24          0.20 - 0.45
                                            2005     2,207   2.291 - 2.391     5,274        0.27          0.20 - 0.45
                                            2004        35   2.103 - 2.189        76          --          0.20 - 0.45
                                            2003        --   1.739 - 1.806        --          --          0.20 - 0.45
                                            2002        --   1.230 - 1.275        --        0.01          0.20 - 0.45
Dreyfus Variable Investment Fund
 Dreyfus VIF Appreciation Investment
   Option (Initial Shares)                  2006    22,045   1.138 - 1.187    26,028        0.36          0.20 - 0.45
                                            2005     3,961   0.979 - 1.022     3,902        0.02          0.20 - 0.45
                                            2004     6,687   0.940 - 0.981     6,302        1.73          0.20 - 0.45
                                            2003     9,741   0.896 - 0.936     8,771        1.72          0.20 - 0.45
                                            2002     6,029   0.741 - 0.770     4,523        1.27          0.20 - 0.45
 Dreyfus VIF Developing Leaders
   Investment Option (Initial Shares)       2006    12,612   1.175 - 1.545    14,950        0.48          0.15 - 0.45
                                            2005    20,962   1.134 - 1.493    24,883          --          0.15 - 0.45
                                            2004    19,453   1.074 - 1.414    21,633        0.20          0.15 - 0.45
                                            2003    20,307   0.967 - 1.273    20,400        0.04          0.15 - 0.45
                                            2002     9,951   0.736 - 0.969     7,615        0.05          0.15 - 0.45
DWS Investments VIT Funds
 DWS VIT Small Cap Index Investment
   Option (Class A)                         2006    18,032   1.430 - 1.929    27,686        0.85          0.15 - 0.45
                                            2005    25,978   1.220 - 1.646    32,820        0.72          0.15 - 0.45
                                            2004    28,096   1.172 - 1.582    34,267        0.43          0.15 - 0.45
                                            2003    18,430   0.998 - 1.347    18,941        0.83          0.20 - 0.45
                                            2002    10,631   0.683 - 0.922     7,608        0.77          0.20 - 0.45
Franklin Templeton Variable Insurance
 Products Trust
 FTVIPT Franklin Small-Mid Cap Growth
   Securities Investment Option
   (Class 2)                                2006    14,001   0.858 - 1.160    13,388          --          0.10 - 0.45
                                            2005    24,072   0.793 - 1.068    20,350          --          0.10 - 0.45
                                            2004    19,247   0.761 - 1.019    15,778          --          0.15 - 0.45
                                            2003    14,731   0.685 - 0.915    11,094          --          0.15 - 0.45
                                            2002     8,614   0.502 - 0.668     4,464        0.28          0.15 - 0.45
 FTVIPT Templeton Developing Markets
   Securities Investment Option
   (Class 2)                                2006    12,009   2.993 - 3.026    36,284        1.19          0.15 - 0.45
                                            2005     9,884   2.347 - 2.366    23,355        0.76          0.15 - 0.45
                                            2004     1,316   1.850 - 1.860     2,445        2.38          0.15 - 0.45
                                            2003       257   1.490 - 1.493       384          --          0.20 - 0.45
 FTVIPT Templeton Foreign Securities
   Investment Option (Class 2)              2006    16,747   1.635 - 1.663    27,756        1.31          0.10 - 0.45
                                            2005    18,041   1.352 - 1.370    24,657        1.10          0.10 - 0.45
                                            2004    13,747   1.233 - 1.243    17,075        0.93          0.15 - 0.45
                                            2003     1,240   1.045 - 1.050     1,301        1.61          0.20 - 0.45
 FTVIPT Templeton Global Asset
   Allocation Investment Option
   (Class 1)                                2006     3,375   1.235 - 1.236     4,167        2.00          0.20 - 0.25

 FTVIPT Templeton Global Income
   Securities Investment Option
   (Class 1)                                2006     3,353   1.270 - 1.279     4,285        2.75          0.20 - 0.45
                                            2005       836   1.128 - 1.133       946        7.33          0.20 - 0.45
                                            2004       125           1.169       146          --                 0.20
 FTVIPT Templeton Growth Securities
   Investment Option (Class 2)              2006        --   1.464 - 1.474        --          --          0.20 - 0.45
                                            2005       649   1.207 - 1.212       786        1.19          0.20 - 0.45
                                            2004        10           1.116        11          --                 0.20

                                            Total Return(3)
                                               Lowest to
                                              Highest (%)
                                              -----------

Delaware VIP Trust
 Delaware VIP REIT Investment Option
   (Standard Class)                           32.04 - 32.43
                                                6.67 - 6.97
                                              30.82 - 31.23
                                              10.73 - 33.74
                                                4.01 - 4.36
 Delaware VIP Small Cap Value
   Investment Option (Standard Class)         15.67 - 15.93
                                                8.94 - 9.23
                                              18.59 - 21.21
                                              41.38 - 41.65
                                             (6.04) - (5.76)
Dreyfus Variable Investment Fund
 Dreyfus VIF Appreciation Investment
   Option (Initial Shares)                    15.96 - 16.24
                                                3.91 - 4.18
                                                4.63 - 4.91
                                              10.38 - 20.92
                                           (17.03) - (16.93)
 Dreyfus VIF Developing Leaders
   Investment Option (Initial Shares)           3.32 - 3.62
                                                5.36 - 5.65
                                              10.77 - 11.21
                                              31.15 - 31.51
                                           (24.33) - (19.21)
DWS Investments VIT Funds
 DWS VIT Small Cap Index Investment
   Option (Class A)                           16.98 - 17.27
                                                3.77 - 4.10
                                              15.13 - 17.45
                                              45.85 - 46.12
                                           (20.97) - (20.67)
Franklin Templeton Variable Insurance
 Products Trust
 FTVIPT Franklin Small-Mid Cap Growth
   Securities Investment Option
   (Class 2)                                     8.20 - 8.61
                                              (0.19) - 4.68
                                              11.09 - 11.37
                                              36.45 - 37.03
                                           (29.00) - (22.42)
 FTVIPT Templeton Developing Markets
   Securities Investment Option
   (Class 2)                                  27.52 - 27.90
                                              26.86 - 27.20
                                              18.70 - 24.45
                                               1.43 - 28.15
 FTVIPT Templeton Foreign Securities
   Investment Option (Class 2)                20.93 - 21.39
                                             (0.15) - 10.06
                                              15.74 - 18.29
                                               1.16 - 28.36
 FTVIPT Templeton Global Asset
   Allocation Investment Option
   (Class 1)                                   7.48 - 11.97
 FTVIPT Templeton Global Income
   Securities Investment Option
    (Class 1)                                 12.59 - 12.89
                                             (3.08) - (2.67)
                                                       7.25
 FTVIPT Templeton Growth Securities
   Investment Option (Class 2)                21.29 - 21.62
                                               8.60 - 12.03
                                                      11.60

                                            Year               Unit Value      Net     Investment(1)   Expense Ratio(2)
                                            Ended    Units     Lowest to      Assets       Income          Lowest to
                                           Dec 31   (000s)    Highest ($)    ($000s)     Ratio (%)        Highest (%)
                                           ------   ------    -----------    -------     ---------        -----------

High Yield Bond Trust
 High Yield Bond Investment Option          2006        --   1.535 - 1.689        --        6.77          0.15 - 0.45
                                            2005    25,457   1.495 - 1.645    41,342        0.01          0.15 - 0.45
                                            2004    22,061   1.477 - 1.627    35,579        7.27          0.15 - 0.45
                                            2003    20,269   1.361 - 1.500    29,898        9.05          0.15 - 0.45
                                            2002    14,099   1.154 - 1.165    16,287       16.60          0.20 - 0.45
Janus Aspen Series
 Janus Aspen Balanced Investment Option
   (Service Shares)                         2006        --   1.167 - 1.243        --          --          0.15 - 0.45
                                            2005    15,214   1.125 - 1.197    17,359        2.28          0.15 - 0.45
                                            2004    11,006   1.050 - 1.114    11,690        2.23          0.15 - 0.45
                                            2003    10,728   0.974 - 1.030    10,628        1.90          0.15 - 0.45
                                            2002     8,149   0.860 - 0.866     7,057        2.79          0.20 - 0.45
 Janus Aspen Global Technology
   Investment Option (Service Shares)       2006     3,711   0.432 - 0.439     1,628          --          0.20 - 0.45
                                            2005     4,765   0.402 - 0.408     1,943          --          0.20 - 0.45
                                            2004     3,235   0.362 - 0.366     1,185          --          0.20 - 0.45
                                            2003     2,359   0.362 - 0.365       861          --          0.20 - 0.45
                                            2002       752   0.248 - 0.250       188          --          0.20 - 0.45
 Janus Aspen Worldwide Growth
   Investment Option (Service Shares)       2006     2,980   0.723 - 0.736     2,189        1.63          0.20 - 0.45
                                            2005     2,727   0.616 - 0.868     1,703        1.27          0.15 - 0.45
                                            2004     3,408   0.586 - 0.823     2,021        0.62          0.15 - 0.45
                                            2003     9,305   0.563 - 0.789     6,100        0.83          0.15 - 0.45
                                            2002    10,172   0.458 - 0.461     4,683        0.65          0.20 - 0.45
Legg Mason Partners Investment Series
 LMPIS Government Investment Option
   (Class A)                                2006       140           1.089       152        2.83                 0.20
                                            2005       185   1.048 - 1.050       194        7.60          0.10 - 0.20
Legg Mason Partners Variable Portfolios
 I, Inc.
 LMPVPI All Cap Investment Option
   (Class I)                                2006     5,985   1.520 - 1.817    10,561        1.51          0.20 - 0.45
                                            2005     5,928   1.289 - 1.542     7,682        0.96          0.20 - 0.45
                                            2004     5,893   1.242 - 1.486     7,405        0.61          0.20 - 0.45
                                            2003     4,890   1.149 - 1.375     5,797        0.34          0.20 - 0.45
                                            2002     2,760   0.828 - 0.992     2,455        0.44          0.20 - 0.45
 LMPVPI Global High Yield Bond
   Investment Option (Class I)              2006    17,593   1.137 - 1.138    19,996        5.93          0.20 - 0.25
 LMPVPI Investors Investment Option
   (Class I)                                2006     4,952   1.318 - 1.652     7,669        0.71          0.15 - 0.45
                                            2005    25,475   1.116 - 1.400    30,881        1.30          0.15 - 0.45
                                            2004    24,028   1.049 - 1.318    27,970        1.61          0.15 - 0.45
                                            2003    20,015   0.952 - 1.197    21,352        1.85          0.15 - 0.45
                                            2002    11,977   0.720 - 0.907     9,862        1.34          0.15 - 0.45
 LMPVPI Strategic Bond Investment
   Option (Class I)                         2006     2,971   1.568 - 1.628     4,679        4.17          0.20 - 0.45
                                            2005     2,547   1.381 - 1.554     3,932        4.33          0.15 - 0.45
                                            2004     3,279   1.349 - 1.521     4,896        4.99          0.15 - 0.45
                                            2003     2,916   1.267 - 1.429     4,098        5.77          0.15 - 0.45
                                            2002     2,216   1.217 - 1.257     2,767        4.74          0.20 - 0.45
 LMPVPI Total Return Investment Option
   (Class I)                                2006       619   1.428 - 1.448       890        2.31          0.20 - 0.45
                                            2005       382   1.274 - 1.290       489        2.14          0.20 - 0.45
                                            2004       343   1.236 - 1.252       425        1.83          0.20 - 0.45
                                            2003       282   1.138 - 1.154       321        1.40          0.20 - 0.45
                                            2002       239   0.984 - 0.992       235        7.23          0.20 - 0.45

                                            Total Return(3)
                                               Lowest to
                                              Highest (%)
                                              -----------

High Yield Bond Trust
 High Yield Bond Investment Option              2.65 - 2.70
                                                0.87 - 1.22
                                                8.20 - 8.54
                                               6.75 - 28.86
                                                4.14 - 4.39
Janus Aspen Series
 Janus Aspen Balanced Investment Option
   (Service Shares)                             3.73 - 3.84
                                                7.14 - 7.45
                                                7.80 - 8.16
                                               0.10 - 13.51
                                             (7.13) - (6.88)
 Janus Aspen Global Technology
   Investment Option (Service Shares)           7.37 - 7.60
                                              11.05 - 11.51
                                                0.00 - 0.27
                                               0.55 - 46.00
                                           (41.23) - (41.04)
 Janus Aspen Worldwide Growth
   Investment Option (Service Shares)         17.37 - 17.76
                                                5.12 - 5.47
                                                4.09 - 4.31
                                               8.68 - 33.33
                                           (26.01) - (25.76)
Legg Mason Partners Investment Series
 LMPIS Government Investment Option
   (Class A)                                    3.91 - 4.00
                                                1.35 - 1.45
Legg Mason Partners Variable
 Portfolios I, Inc.
 LMPVPI All Cap Investment Option
   (Class I)                                  17.60 - 17.92
                                                3.54 - 3.78
                                                7.84 - 8.09
                                              38.34 - 38.77
                                           (25.36) - (22.62)
 LMPVPI Global High Yield Bond
   Investment Option (Class I)                  6.95 - 7.47
 LMPVPI Investors Investment Option
   (Class I)                                  17.72 - 18.10
                                                6.06 - 6.39
                                               9.86 - 10.19
                                              31.74 - 32.22
                                           (23.38) - (21.14)
 LMPVPI Strategic Bond Investment
   Option (Class I)                             4.56 - 4.85
                                                2.06 - 2.37
                                                6.14 - 6.47
                                               3.48 - 12.98
                                                8.36 - 8.66
 LMPVPI Total Return Investment Option
   (Class I)                                  12.00 - 12.32
                                                2.91 - 3.07
                                                8.21 - 8.61
                                               0.35 - 15.65
                                              (7.29) - 0.10

                                            Year               Unit Value      Net     Investment(1)   Expense Ratio(2)
                                            Ended    Units     Lowest to      Assets       Income          Lowest to
                                           Dec 31   (000s)    Highest ($)    ($000s)     Ratio (%)        Highest (%)
                                           ------   ------    -----------    -------     ---------        -----------

Legg Mason Partners Variable
 Portfolios II
 LMPVPII Equity Index Investment Option
   (Class I)                                2006    26,356   1.007 - 1.215    27,463        0.80          0.15 - 0.45
                                            2005    80,403   0.875 - 1.054    74,463        1.41          0.15 - 0.45
                                            2004    91,860   0.839 - 1.010    80,455        1.74          0.15 - 0.45
                                            2003    78,889   0.760 - 0.915    63,484        1.49          0.15 - 0.45
                                            2002    68,892   0.595 - 0.716    42,279        2.64          0.15 - 0.45
 LMPVPII Fundamental Value Investment
   Option                                   2006     2,932   1.663 - 1.685     4,939        1.58          0.20 - 0.45
                                            2005     3,551   1.430 - 1.446     5,130        0.99          0.20 - 0.45
                                            2004     3,388   1.371 - 1.382     4,681        0.66          0.20 - 0.45
                                            2003     2,908   1.273 - 1.280     3,720        0.86          0.20 - 0.45
                                            2002     1,437   0.922 - 0.925     1,329        1.30          0.20 - 0.45
Legg Mason Partners Variable
 Portfolios III, Inc.
 LMPVPIII Aggressive Growth Investment
   Option                                   2006     4,487   1.440 - 1.459     6,545          --          0.20 - 0.45
                                            2005     4,055   1.330 - 1.344     5,448          --          0.20 - 0.45
                                            2004     1,825   1.197 - 1.206     2,201          --          0.20 - 0.45
                                            2003     1,053   1.093 - 1.099     1,157          --          0.20 - 0.45
                                            2002       460   0.816 - 0.819       376          --          0.20 - 0.45
 LMPVPIII International All Cap Growth
   Investment Option                        2006     1,007   0.805 - 1.060       963        5.36          0.20 - 0.45
                                            2005       427   0.641 - 0.844       349        0.59          0.20 - 0.45
                                            2004     2,875   0.575 - 0.757     1,773        1.04          0.20 - 0.45
                                            2003     1,505   0.489 - 0.644       934        0.99          0.20 - 0.45
                                            2002     2,400   0.384 - 0.504     1,185        0.93          0.20 - 0.45
 LMPVPIII Large Cap Growth Investment
   Option                                   2006     7,481   0.891 - 1.086     7,378        0.14          0.20 - 0.45
                                            2005     9,676   0.853 - 1.041     9,055        0.11          0.20 - 0.45
                                            2004    12,356   0.812 - 0.992    10,955        0.42          0.20 - 0.45
                                            2003     6,011   0.811 - 0.991     5,001        0.03          0.20 - 0.45
                                            2002     2,699   0.551 - 0.673     1,540        0.37          0.20 - 0.45
 LMPVPIII Social Awareness Stock
   Investment Option                        2006     2,235   0.950 - 0.992     2,126        0.52          0.20 - 0.45
                                            2005     2,249   0.884 - 0.924     1,988        0.75          0.20 - 0.45
                                            2004     2,201   0.849 - 0.887     1,868        0.80          0.20 - 0.45
                                            2003     1,615   0.800 - 0.837     1,293        0.88          0.20 - 0.45
                                            2002     1,032           0.622       642        0.82                 0.20
Lord Abbett Series Fund, Inc.
 Lord Abbett Growth and Income
   Investment Option (Class VC)             2006     2,772   1.685 - 1.701     4,712        1.18          0.20 - 0.45
                                            2005     2,136   1.444 - 1.453     3,103        1.17          0.20 - 0.45
                                            2004     1,082   1.404 - 1.410     1,525        1.07          0.20 - 0.45
                                            2003        28   1.252 - 1.254        35        0.64          0.20 - 0.45
 Lord Abbett Mid-Cap Value Investment
   Option (Class VC)                        2006     8,183   1.884 - 1.905    15,544        0.40          0.15 - 0.45
                                            2005     9,127   1.686 - 1.698    15,480        0.56          0.20 - 0.45
                                            2004     4,301   1.565 - 1.572     6,755        0.62          0.20 - 0.45
                                            2003        25   1.268 - 1.269        31        0.52          0.25 - 0.45

                                            Total Return(3)
                                               Lowest to
                                              Highest (%)
                                              -----------

Legg Mason Partners Variable
 Portfolios II
 LMPVPII Equity Index Investment Option
   (Class I)                                  14.90 - 15.28
                                                4.03 - 4.36
                                              10.05 - 10.39
                                              27.57 - 27.81
                                           (22.52) - (17.13)
 LMPVPII Fundamental Value Investment
   Option                                     16.29 - 16.53
                                                4.30 - 4.63
                                                7.70 - 7.97
                                              38.07 - 38.38
                                           (19.70) - (19.43)
Legg Mason Partners Variable
 Portfolios III, Inc.
 LMPVPIII Aggressive Growth Investment
   Option                                       8.27 - 8.58
                                              11.11 - 11.44
                                                9.52 - 9.74
                                               0.00 - 34.19
                                           (29.04) - (21.70)
 LMPVPIII International All Cap Growth
   Investment Option                          25.30 - 25.59
                                              11.20 - 11.49
                                              17.37 - 17.59
                                               1.42 - 27.34
                                           (25.99) - (25.87)
 LMPVPIII Large Cap Growth Investment
   Option                                       4.08 - 4.45
                                                4.79 - 5.05
                                              (0.10) - 0.12
                                              46.94 - 47.25
                                            (25.08) - (0.30)
 LMPVPIII Social Awareness Stock
   Investment Option                            7.23 - 7.47
                                                3.87 - 4.17
                                                5.78 - 6.13
                                               0.00 - 28.62
                                                     (25.06)
Lord Abbett Series Fund, Inc.
 Lord Abbett Growth and Income
   Investment Option (Class VC)               16.69 - 17.07
                                                2.85 - 3.05
                                              12.14 - 12.44
                                               0.32 - 17.20
 Lord Abbett Mid-Cap Value Investment
   Option (Class VC)                          11.74 - 15.52
                                                7.73 - 8.02
                                              23.42 - 23.80
                                                0.24 - 8.84

                                            Year               Unit Value      Net     Investment(1)   Expense Ratio(2)
                                            Ended    Units     Lowest to      Assets       Income          Lowest to
                                           Dec 31   (000s)    Highest ($)    ($000s)     Ratio (%)        Highest (%)
                                           ------   ------    -----------    -------     ---------        -----------

Met Investors Series Trust
 MIST Batterymarch Mid-Cap Stock
   Investment Option (Class A)              2006     9,431   1.550 - 1.947    14,740          --          0.20 - 0.45
 MIST BlackRock Large-Cap Core
   Investment Option (Class A)              2006       905   0.866 - 1.101       844          --          0.20 - 0.45
 MIST Harris Oakmark International
   Investment Option (Class A)              2006     9,828   1.230 - 1.269    12,285          --          0.16 - 0.41
 MIST Janus Capital Appreciation
   Investment Option (Class A)              2006    17,823   0.632 - 1.032    12,662          --          0.20 - 0.45
 MIST Lord Abbett Bond Debenture
   Investment Option (Class A)              2006     4,173   1.438 - 1.652     6,714          --          0.20 - 0.45
 MIST Lord Abbett Growth and Income
   Investment Option (Class B)              2006     5,631   1.307 - 1.326     7,463          --          0.15 - 0.45
 MIST Lord Abbett Mid-Cap Value
   Investment Option (Class B)              2006     8,862           1.082     9,592          --          0.15 - 0.20
 MIST Met/AIM Capital Appreciation
   Investment Option (Class A)              2006     2,877   0.678 - 1.111     2,775        0.12          0.20 - 0.45
 MIST Met/AIM Small Cap Growth
   Investment Option (Class A)              2006       184           1.335       245          --                 0.20
 MIST Neuberger Berman Real Estate
   Investment Option (Class A)              2006    19,986   2.766 - 3.685    70,872          --          0.15 - 0.45
 MIST Pioneer Fund Investment Option
   (Class A)                                2006       118           1.063       126          --                 0.25
Metropolitan Series Fund, Inc.
 MSF BlackRock Aggressive Growth
   Investment Option (Class D)              2006    11,630   0.599 - 0.931     7,615          --          0.20 - 0.45
 MSF BlackRock Bond Income Investment
   Option (Class A)                         2006     7,024   1.250 - 1.268     8,901          --          0.20 - 0.45
 MSF BlackRock Money Market Investment
   Option (Class A)                         2006    97,923   1.121 - 1.225   117,915        3.27          0.15 - 0.45
 MSF Capital Guardian U.S. Equity
   Investment Option (Class A)              2006     4,169   0.609 - 0.837     2,576          --          0.20 - 0.45
 MSF FI Large Cap Investment Option
   (Class A)                                2006     3,110   0.760 - 1.042     2,532          --          0.15 - 0.45
 MSF FI Value Leaders Investment Option
   (Class D)                                2006    12,363   1.395 - 1.507    17,813          --          0.20 - 0.45
 MSF MetLife Aggressive Allocation
   Investment Option (Class B)              2006     1,050   1.281 - 1.284     1,347          --          0.15 - 0.25
 MSF MetLife Conservative Allocation
   Investment Option (Class B)              2006     4,478   1.102 - 1.104     4,942          --          0.15 - 0.25
 MSF MetLife Conservative to Moderate
   Allocation Investment Option
   (Class B)                                2006     9,068   1.149 - 1.151    10,432          --          0.15 - 0.25
 MSF MetLife Moderate Allocation
   Investment Option (Class B)              2006     1,966   1.198 - 1.200     2,357          --          0.15 - 0.25
 MSF MetLife Moderate to Aggressive
   Allocation Investment Option
   (Class B)                                2006       426   1.225 - 1.226       522          --          0.20 - 0.25
 MSF MFS(R) Total Return Investment
   Option (Class F)                         2006    27,517   1.385 - 1.676    45,429          --          0.15 - 0.45
 MSF Oppenheimer Global Equity
   Investment Option (Class B)              2006       861   1.407 - 1.409     1,214          --          0.19 - 0.24
 MSF T. Rowe Price Large Cap Growth
   Investment Option (Class B)              2006     3,400   0.983 - 0.997     3,388          --          0.20 - 0.45
 MSF Western Asset Management High
   Yield Bond Investment Option
   (Class A)                                2006     9,348   1.647 - 1.811    16,326          --          0.15 - 0.45
 MSF Western Asset Management U.S.
   Government Investment Option
   (Class A)                                2006    12,848   1.510 - 1.532    19,580          --          0.05 - 0.30

                                           Total Return(3)
                                              Lowest to
                                             Highest (%)
                                             -----------

Met Investors Series Trust
 MIST Batterymarch Mid-Cap Stock
   Investment Option (Class A)              (4.00) - (3.85)
 MIST BlackRock Large-Cap Core
   Investment Option (Class A)                 6.69 - 6.91
 MIST Harris Oakmark International
   Investment Option (Class A)               11.00 - 11.31
 MIST Janus Capital Appreciation
   Investment Option (Class A)                 3.25 - 3.44
 MIST Lord Abbett Bond Debenture
   Investment Option (Class A)                 5.58 - 5.76
 MIST Lord Abbett Growth and Income
   Investment Option (Class B)                 8.29 - 8.96
 MIST Lord Abbett Mid-Cap Value
   Investment Option (Class B)                1.41 - 15.35
 MIST Met/AIM Capital Appreciation
   Investment Option (Class A)              (0.45) - (0.27)
 MIST Met/AIM Small Cap Growth
   Investment Option (Class A)                        8.27
 MIST Neuberger Berman Real Estate
   Investment Option (Class A)               22.64 - 22.88
 MIST Pioneer Fund Investment Option
   (Class A)                                         11.66
Metropolitan Series Fund, Inc.
 MSF BlackRock Aggressive Growth
   Investment Option (Class D)              (1.71) - (1.48)
 MSF BlackRock Bond Income Investment
   Option (Class A)                            4.69 - 4.88
 MSF BlackRock Money Market Investment
   Option (Class A)                            2.09 - 3.20
 MSF Capital Guardian U.S. Equity
   Investment Option (Class A)                 3.64 - 3.75
 MSF FI Large Cap Investment Option
   (Class A)                                   2.21 - 2.36
 MSF FI Value Leaders Investment Option
   (Class D)                                   3.34 - 3.56
 MSF MetLife Aggressive Allocation
   Investment Option (Class B)                6.92 - 13.83
 MSF MetLife Conservative Allocation
   Investment Option (Class B)                 2.23 - 5.44
 MSF MetLife Conservative to Moderate
   Allocation Investment Option
   (Class B)                                   5.60 - 7.57
 MSF MetLife Moderate Allocation
   Investment Option (Class B)                 5.09 - 9.69
 MSF MetLife Moderate to Aggressive
   Allocation Investment Option
   (Class B)                                  4.26 - 11.15
 MSF MFS(R) Total Return Investment
   Option (Class F)                            7.70 - 7.95
 MSF Oppenheimer Global Equity
   Investment Option (Class B)                 6.42 - 6.43
 MSF T. Rowe Price Large Cap Growth
   Investment Option (Class B)                 8.02 - 8.13
 MSF Western Asset Management High
   Yield Bond Investment Option
   (Class A)                                   7.08 - 7.30
 MSF Western Asset Management U.S.
   Government Investment Option
   (Class A)                                   4.28 - 4.46

                                            Year                Unit Value      Net     Investment(1)   Expense Ratio(2)
                                            Ended    Units      Lowest to      Assets       Income          Lowest to
                                           Dec 31    (000s)    Highest ($)    ($000s)     Ratio (%)        Highest (%)
                                           ------    ------    -----------    -------     ---------        -----------

Money Market Portfolio
 Money Market Investment Option             2006         --   1.086 - 1.187        --        1.40          0.15 - 0.45
                                            2005    140,291   1.071 - 1.172   161,316        2.86          0.15 - 0.45
                                            2004    118,173   1.043 - 1.142   132,561        1.01          0.15 - 0.45
                                            2003    122,702   1.034 - 1.133   135,721        0.78          0.15 - 0.45
                                            2002    106,734   1.027 - 1.127   117,295        1.37          0.15 - 0.45
PIMCO Variable Insurance Trust
 PIMCO VIT Low Duration Investment
   Option                                   2006     31,275   1.054 - 1.062    33,160        4.31          0.15 - 0.45
                                            2005      6,919   1.018 - 1.022     7,073        2.90          0.20 - 0.45
                                            2004      2,317           1.014     2,350        0.52                 0.20
 PIMCO VIT Real Return Investment
   Option (Administrative Class)            2006     41,440   1.165 - 1.180    48,710        4.29          0.10 - 0.45
                                            2005     28,316   1.162 - 1.173    33,133        2.80          0.10 - 0.45
                                            2004     18,765   1.143 - 1.149    21,547        1.02          0.15 - 0.45
                                            2003        232   1.054 - 1.056       245        0.29          0.20 - 0.45
 PIMCO VIT Total Return Investment
   Option (Administrative Class)            2006    104,174   1.327 - 1.346   139,901        4.41          0.10 - 0.45
                                            2005     99,384   1.284 - 1.299   128,880        3.41          0.10 - 0.45
                                            2004    100,032   1.256 - 1.270   126,939        1.90          0.15 - 0.45
                                            2003     62,072   1.199 - 1.214    75,254        2.78          0.15 - 0.45
                                            2002     29,975   1.143 - 1.158    34,665        4.05          0.15 - 0.45
Pioneer Variable Contracts Trust
 Pioneer Mid Cap Value VCT Investment
   Option (Class II)                        2006      3,764   1.658 - 1.682     6,309          --          0.15 - 0.45
                                            2005      8,112   1.483 - 1.500    12,152        0.23          0.15 - 0.45
                                            2004      4,014   1.384 - 1.396     5,595        0.26          0.15 - 0.45
                                            2003        944   1.142 - 1.147     1,083        0.25          0.20 - 0.45
Putnam Variable Trust
 Putnam VT Discovery Growth Investment
   Option (Class IB)                        2006        282   0.962 - 0.976       275          --          0.20 - 0.45
                                            2005        425   0.870 - 0.880       374          --          0.20 - 0.45
                                            2004        502   0.815 - 0.822       412          --          0.20 - 0.45
                                            2003        447   0.761 - 0.766       342          --          0.20 - 0.45
                                            2002         85           0.581        49          --                 0.20
 Putnam VT International Equity
   Investment Option (Class IB)             2006      4,629   1.497 - 1.518     7,026        1.34          0.20 - 0.45
                                            2005     19,833   1.177 - 1.191    23,626        1.33          0.20 - 0.45
                                            2004     13,701   1.054 - 1.064    14,576        1.43          0.20 - 0.45
                                            2003     15,130   0.911 - 0.917    13,878        0.57          0.20 - 0.45
                                            2002      5,842   0.712 - 0.715     4,179        0.25          0.20 - 0.45
 Putnam VT Small Cap Value Investment
   Option (Class IB)                        2006     19,153   2.002 - 2.130    40,403        0.33          0.10 - 0.45
                                            2005     19,820   1.704 - 1.820    35,784        0.17          0.10 - 0.45
                                            2004     17,673   1.595 - 1.703    29,863        0.33          0.15 - 0.45
                                            2003     10,280   1.343 - 1.352    13,895        0.27          0.20 - 0.45
                                            2002      5,224   0.902 - 0.906     4,722        0.13          0.20 - 0.45
Royce Capital Fund
 Royce Micro-Cap Investment Option          2006      3,688   1.479 - 1.481     5,460        0.28          0.15 - 0.20
                                            2005         --           1.224        --          --                 0.20
 Royce Small-Cap Investment Option          2006      4,408   1.301 - 1.302     5,741        0.09          0.20 - 0.25
                                            2005        266           1.129       301          --                 0.20

                                            Total Return(3)
                                               Lowest to
                                              Highest (%)
                                              -----------

Money Market Portfolio
 Money Market Investment Option                 1.21 - 1.40
                                                2.39 - 2.70
                                                0.62 - 0.87
                                                0.27 - 0.68
                                                0.79 - 1.20
PIMCO Variable Insurance Trust
 PIMCO VIT Low Duration Investment
   Option                                       2.12 - 3.82
                                                0.79 - 0.89
                                                       0.40
 PIMCO VIT Real Return Investment
   Option (Administrative Class)                0.26 - 0.60
                                              (0.26) - 1.92
                                                2.50 - 8.71
                                                0.00 - 6.56
 PIMCO VIT Total Return Investment
   Option (Administrative Class)                3.35 - 3.73
                                              (0.31) - 2.31
                                                4.48 - 4.75
                                                4.51 - 4.90
                                                0.09 - 8.83
Pioneer Variable Contracts Trust
 Pioneer Mid Cap Value VCT Investment
   Option (Class II)                          11.80 - 12.13
                                                7.15 - 7.45
                                              14.43 - 21.53
                                               0.09 - 32.60
Putnam Variable Trust
 Putnam VT Discovery Growth Investment
   Option (Class IB)                          10.57 - 10.91
                                                6.75 - 7.06
                                                7.10 - 7.32
                                             (0.26) - 31.84
                                                         --
 Putnam VT International Equity
   Investment Option (Class IB)               27.19 - 27.46
                                              11.67 - 11.96
                                              15.70 - 16.03
                                               1.66 - 28.25
                                           (17.82) - (12.32)
 Putnam VT Small Cap Value Investment
   Option (Class IB)                          16.73 - 17.21
                                              (0.23) - 6.87
                                              15.25 - 25.96
                                              48.89 - 49.28
                                           (25.21) - (18.38)
Royce Capital Fund
 Royce Micro-Cap Investment Option            14.10 - 20.83
                                                      10.77
 Royce Small-Cap Investment Option             1.80 - 15.32
                                                       0.27

                                            Year               Unit Value      Net     Investment(1)   Expense Ratio(2)
                                            Ended    Units     Lowest to      Assets       Income          Lowest to
                                           Dec 31   (000s)    Highest ($)    ($000s)     Ratio (%)        Highest (%)
                                           ------   ------    -----------    -------     ---------        -----------

The Travelers Series Trust
 Travelers AIM Capital Appreciation
   Investment Option                        2006        --   0.680 - 1.114        --          --          0.20 - 0.45
                                            2005    21,106   0.635 - 1.042    14,929        0.24          0.20 - 0.45
                                            2004    17,916   0.585 - 0.961    12,016        0.15          0.20 - 0.45
                                            2003    13,857   0.551 - 0.904     8,351          --          0.20 - 0.45
                                            2002    13,289   0.427 - 0.701     6,185          --          0.20 - 0.45
 Travelers Convertible Securities
   Investment Option                        2006        --   1.360 - 1.562        --        0.83          0.20 - 0.45
                                            2005     3,607   1.270 - 1.459     4,603        2.53          0.20 - 0.45
                                            2004     3,386   1.268 - 1.457     4,314        2.23          0.20 - 0.45
                                            2003     2,252   1.195 - 1.374     2,701        3.74          0.20 - 0.45
                                            2002       800   0.949 - 1.084       795        4.80          0.20 - 0.45
 Travelers Disciplined Mid Cap Stock
   Investment Option                        2006        --   1.575 - 2.026        --        0.56          0.15 - 0.45
                                            2005    20,639   1.435 - 1.847    30,452          --          0.15 - 0.45
                                            2004    20,734   1.278 - 1.647    27,202        0.31          0.15 - 0.45
                                            2003    16,691   1.099 - 1.418    18,747        0.37          0.15 - 0.45
                                            2002     7,869   0.844 - 1.056     6,643        0.66          0.20 - 0.45

 Travelers Equity Income Investment
   Option                                   2006        --   1.285 - 1.456        --        1.37          0.15 - 0.45
                                            2005    38,278   1.217 - 1.379    49,947          --          0.15 - 0.45
                                            2004    33,551   1.167 - 1.324    41,754        1.42          0.15 - 0.45
                                            2003    27,944   1.063 - 1.208    31,403        1.12          0.15 - 0.45
                                            2002    20,686   0.852 - 0.923    17,902        1.28          0.20 - 0.45

 Travelers Large Cap Investment Option      2006        --   0.743 - 0.964        --        0.45          0.20 - 0.45
                                            2005    36,377   0.717 - 0.931    26,840          --          0.20 - 0.45
                                            2004    37,177   0.661 - 0.859    25,364        0.88          0.20 - 0.45
                                            2003    32,183   0.622 - 0.808    20,690        0.48          0.20 - 0.45
                                            2002    24,594   0.500 - 0.650    12,741        0.58          0.20 - 0.45
 Travelers Managed Allocation Series:
   Aggressive Investment Option             2006        --           1.200        --        1.65                 0.20
 Travelers Managed Allocation Series:
   Conservative Investment Option           2006        --           1.049        --        3.96                 0.20
 Travelers Managed Allocation Series:
   Moderate Investment Option               2006        --           1.128        --        2.66                 0.20
 Travelers Mercury Large Cap Core
   Investment Option                        2006        --   0.810 - 1.030        --        0.24          0.20 - 0.45
                                            2005       862   0.760 - 0.966       710          --          0.20 - 0.45
                                            2004     1,601   0.679 - 0.864     1,101        0.62          0.20 - 0.45
                                            2003     1,411   0.587 - 0.748       832        0.69          0.20 - 0.45
                                            2002     1,740   0.486 - 0.615       851        0.89          0.20 - 0.45

                                            Total Return(3)
                                               Lowest to
                                              Highest (%)
                                              -----------

The Travelers Series Trust
 Travelers AIM Capital Appreciation
   Investment Option                            6.90 - 7.09
                                                8.20 - 8.55
                                                6.02 - 6.31
                                              28.88 - 29.04
                                           (24.27) - (24.02)
 Travelers Convertible Securities
   Investment Option                            7.01 - 7.09
                                              (0.07) - 0.16
                                                5.80 - 6.11
                                               0.15 - 25.92
                                             (7.43) - (7.14)
 Travelers Disciplined Mid Cap Stock
   Investment Option                            9.59 - 9.76
                                              11.96 - 12.28
                                              15.93 - 16.29
                                             (0.63) - 33.53
                                           (14.70) - (14.49)

 Travelers Equity Income Investment
   Option                                       5.51 - 5.59
                                                3.97 - 4.28
                                                9.44 - 9.78
                                               7.48 - 30.99
                                           (14.30) - (14.14)

 Travelers Large Cap Investment Option          3.37 - 3.63
                                                8.24 - 8.47
                                                5.99 - 6.31
                                              24.15 - 24.40
                                           (23.10) - (22.96)
 Travelers Managed Allocation Series:
   Aggressive Investment Option                        1.69
 Travelers Managed Allocation Series:
   Conservative Investment Option                      0.29
 Travelers Managed Allocation Series:
   Moderate Investment Option                          1.08
 Travelers Mercury Large Cap Core
   Investment Option                            6.58 - 6.63
                                              11.45 - 11.93
                                              15.36 - 15.67
                                             (0.13) - 20.78
                                           (25.45) - (25.23)

                                            Year               Unit Value      Net     Investment(1)   Expense Ratio(2)
                                            Ended    Units     Lowest to      Assets       Income          Lowest to
                                           Dec 31   (000s)    Highest ($)    ($000s)     Ratio (%)        Highest (%)
                                           ------   ------    -----------    -------     ---------        -----------

The Travelers Series Trust --
 (Continued)
 Travelers MFS(R) Mid Cap Growth
   Investment Option                        2006        --   0.608 - 0.945        --          --          0.20 - 0.45
                                            2005    46,538   0.572 - 0.889    28,006          --          0.20 - 0.45
                                            2004    25,898   0.556 - 0.865    14,812          --          0.20 - 0.45
                                            2003    20,771   0.489 - 0.760    10,361          --          0.20 - 0.45
                                            2002    12,479   0.357 - 0.556     4,739          --          0.20 - 0.45
 Travelers MFS(R) Total Return
   Investment Option                        2006        --   1.283 - 1.553        --        1.32          0.15 - 0.45
                                            2005    41,078   1.237 - 1.498    59,366        2.20          0.15 - 0.45
                                            2004    37,115   1.203 - 1.459    52,392        3.82          0.15 - 0.45
                                            2003    22,375   1.081 - 1.312    28,344        2.75          0.15 - 0.45
                                            2002    15,201   0.929 - 1.129    16,654        6.95          0.15 - 0.45
 Travelers Mondrian International Stock
   Investment Option                        2006        --   1.105 - 1.142        --        3.79          0.20 - 0.45
                                            2005    12,601   0.958 - 0.990    12,215        0.05          0.20 - 0.45
                                            2004    12,953   0.876 - 0.906    11,478        1.64          0.20 - 0.45
                                            2003    12,282   0.759 - 0.785     9,391        2.01          0.20 - 0.45
                                            2002    12,833   0.591 - 0.612     7,643        2.14          0.20 - 0.45

 Travelers Quality Bond Investment
   Option                                   2006        --   1.194 - 1.209        --        6.04          0.15 - 0.45
                                            2005    24,078   1.201 - 1.215    29,244          --          0.15 - 0.45
                                            2004    22,472   1.183 - 1.198    26,908        4.65          0.15 - 0.45
                                            2003    25,149   1.148 - 1.162    29,191        5.17          0.15 - 0.45
                                            2002    23,998   1.084 - 1.088    26,097        7.95          0.20 - 0.45

 Travelers Strategic Equity Investment
   Option                                   2006        --   0.686 - 0.917        --        0.35          0.15 - 0.45
                                            2005     7,882   0.654 - 0.875     5,852        0.63          0.15 - 0.45
                                            2004     7,897   0.643 - 0.859     5,602        1.32          0.15 - 0.45
                                            2003    12,271   0.584 - 0.781     8,149          --          0.15 - 0.45
                                            2002    15,270   0.442 - 0.591     7,606        0.62          0.15 - 0.45
 Travelers U.S. Government Securities
   Investment Option                        2006        --   1.448 - 1.467        --        5.65          0.20 - 0.45
                                            2005    22,192   1.496 - 1.515    33,449          --          0.20 - 0.45
                                            2004    16,917   1.441 - 1.455    24,475        4.76          0.20 - 0.45
                                            2003    17,708   1.364 - 1.375    24,194        4.97          0.20 - 0.45
                                            2002    17,989   1.332 - 1.341    23,965        9.49          0.20 - 0.45
 Travelers Van Kampen Enterprise
   Investment Option                        2006        --   0.587 - 0.807        --        0.03          0.20 - 0.45
                                            2005     4,425   0.563 - 0.774     2,531        0.10          0.20 - 0.45
                                            2004     4,154   0.523 - 0.720     2,202        0.59          0.20 - 0.45
                                            2003     3,432   0.505 - 0.695     1,747        0.21          0.20 - 0.45
                                            2002     3,182   0.403 - 0.551     1,376        0.86          0.20 - 0.45
Universal Institutional Funds, Inc.
 UIF Emerging Markets Equity Investment
   Option (Class I)                         2006       615   1.865 - 1.867     1,148        1.69          0.20 - 0.25
                                            2005         5           1.364         7          --                 0.20
Vanguard(R) Variable Insurance Fund
 Vanguard VIF Diversified Value
   Investment Option                        2006    11,262   1.718 - 1.732    19,472        0.02          0.20 - 0.45
                                            2005        18           1.452        26          --                 0.45
 Vanguard VIF Equity Index Investment
   Option                                   2006    19,304   1.437 - 1.449    27,917        0.01          0.20 - 0.45
                                            2005       171           1.247       213          --                 0.45
 Vanguard VIF International Investment
   Option                                   2006       166           1.430       238          --                 0.25
 Vanguard VIF Mid-Cap Index Investment
   Option                                   2006    12,978   1.270 - 1.271    16,477          --          0.20 - 0.25
 Vanguard VIF Short-Term Investment-
   Grade Investment Option                  2006         2           1.088         2        2.08                 0.45
                                            2005         3           1.042         4          --                 0.45
 Vanguard VIF Small Company Growth
   Investment Option                        2006       991   1.429 - 1.431     1,417          --          0.20 - 0.25

                                            Total Return(3)
                                               Lowest to
                                              Highest (%)
                                              -----------

The Travelers Series Trust --
 (Continued)
 Travelers MFS(R) Mid Cap Growth
   Investment Option                            6.26 - 6.30
                                                2.57 - 2.88
                                              13.68 - 13.82
                                              36.41 - 36.97
                                           (49.08) - (38.83)
 Travelers MFS(R) Total Return
   Investment Option                            3.58 - 3.74
                                                2.49 - 2.83
                                              10.99 - 11.29
                                              16.06 - 16.36
                                             (7.75) - (5.44)
 Travelers Mondrian International Stock
   Investment Option                          15.34 - 15.35
                                                9.04 - 9.36
                                              15.17 - 15.42
                                              27.96 - 28.43
                                           (13.27) - (13.07)

 Travelers Quality Bond Investment
   Option                                    (0.58) - (0.42)
                                                1.18 - 1.52
                                                2.86 - 3.10
                                                1.59 - 6.80
                                                5.34 - 5.53

 Travelers Strategic Equity Investment
   Option                                       4.75 - 4.89
                                                1.65 - 1.86
                                               9.68 - 10.11
                                              32.03 - 32.39
                                           (33.90) - (20.22)
 Travelers U.S. Government Securities
   Investment Option                         (3.21) - (3.12)
                                                3.82 - 4.12
                                                5.65 - 5.93
                                                2.33 - 2.55
                                               3.71 - 13.36
 Travelers Van Kampen Enterprise
   Investment Option                            4.19 - 4.26
                                                7.30 - 7.65
                                                3.34 - 3.60
                                               0.14 - 25.31
                                           (29.63) - (29.42)
Universal Institutional Funds, Inc.
 UIF Emerging Markets Equity Investment
   Option (Class I)                           36.63 - 36.88
                                                       6.07
Vanguard(R) Variable Insurance Fund
 Vanguard VIF Diversified Value
   Investment Option                          11.67 - 18.32
                                                      (1.22)
 Vanguard VIF Equity Index Investment
   Option                                      9.77 - 15.24
                                                       1.63
 Vanguard VIF International Investment
   Option                                             19.07
 Vanguard VIF Mid-Cap Index Investment
   Option                                       3.84 - 9.39
 Vanguard VIF Short-Term Investment-
   Grade Investment Option                             4.41
                                                       0.48
 Vanguard VIF Small Company Growth
   Investment Option                          (1.78) - 3.85

5. FINANCIAL HIGHLIGHTS -- (Concluded)

                               Year              Unit Value       Net     Investment(1)   Expense Ratio(2)   Total Return(3)
                              Ended    Units      Lowest to     Assets       Income          Lowest to          Lowest to
                              Dec 31   (000s)    Highest ($)    ($000s)     Ratio (%)       Highest (%)        Highest (%)
                              ------   ------    -----------    -------     ---------       -----------        -----------

Variable Insurance
 Products Fund
 VIP Asset Manager SM
   Investment Option
   (Initial Class)             2006     3,048   1.119 - 1.219    3,669        2.35          0.20 - 0.45          6.84 - 7.08
                               2005     2,417   1.045 - 1.139    2,704        2.96          0.20 - 0.45          3.59 - 3.88
                               2004     3,610   1.006 - 1.097    3,789        2.23          0.20 - 0.45          5.03 - 5.23
                               2003     2,600   0.956 - 1.043    2,660        2.92          0.20 - 0.45         2.25 - 17.73
                               2002     2,415   0.812 - 0.881    2,083        3.69          0.20 - 0.45       (9.08) - (8.87)
 VIP Contrafund(R)
   Investment Option
   (Initial Class)             2006    10,651   1.277 - 1.278   13,604        0.84          0.20 - 0.25          2.73 - 8.59
 VIP Contrafund(R)
   Investment Option
   (Service Class 2)           2006    25,667   1.372 - 1.636   37,941        1.08          0.15 - 0.45        10.91 - 11.29
                               2005    15,004   1.237 - 1.470   18,810        0.11          0.15 - 0.45        16.15 - 16.48
                               2004     9,276   1.065 - 1.262    9,991        0.16          0.15 - 0.45        14.64 - 14.94
                               2003     5,190   0.929 - 1.098    5,010        0.24          0.15 - 0.45         0.21 - 27.97
                               2002     2,652   0.728 - 0.733    1,943        0.23          0.20 - 0.45      (10.01) - (9.73)
 VIP Growth & Income
   Investment Option
   (Service Class 2)           2006    11,740           1.143   13,416        0.63          0.15 - 0.20        11.84 - 12.72
                               2005     9,431           1.014    9,567          --                 0.20                (1.17)
 VIP Mid Cap Investment
   Option (Service Class 2)    2006    22,674   2.089 - 2.119   47,983        0.11          0.20 - 0.45        11.89 - 12.18
                               2005    12,010   1.867 - 1.889   22,673          --          0.20 - 0.45        17.50 - 17.84
                               2004     6,111   1.589 - 1.603    9,798          --          0.20 - 0.45        24.14 - 24.40
                               2003     3,166   1.280 - 1.289    4,081        0.26          0.20 - 0.45       (0.54) - 38.01
                               2002       999   0.930 - 0.934      933        0.13          0.20 - 0.45      (10.19) - (8.10)
 VIP Overseas Investment
   Option (Service Class 2)    2006    12,909   1.539 - 1.551   20,006        0.62          0.15 - 0.45        17.21 - 17.59
                               2005    11,009   1.313 - 1.319   14,513        0.35          0.15 - 0.45        10.93 - 20.68
                               2004     3,341   1.111 - 1.112    3,714          --          0.20 - 0.25        16.34 - 19.06

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Option from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Option is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Option invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

6. Schedules of Units
   for the years ended December 31, 2006 and 2005

                                                                                       The Merger            AIM V.I.
                                                            Dreyfus Stock Index         Fund VL        International Growth
                                                             Investment Option         Investment       Investment Option
                                                             (Initial Shares)            Option             (Series I)
                                                         -------------------------   --------------   ----------------------
                                                            2006          2005        2006     2005      2006        2005
                                                            ----          ----        ----     ----      ----        ----

Units beginning of year ..............................    21,153,835    16,585,668        --    --     1,063,811          --
Units purchased and transferred from other funding
 options .............................................    28,423,068    16,020,296   198,572    --    10,002,278   1,101,866
Units redeemed and transferred to other funding
 options .............................................   (15,749,568)  (11,452,129)  (60,911)   --    (1,042,658)    (38,055)
                                                         -----------   -----------   -------   ---    ----------   ---------
Units end of year ....................................    33,827,335    21,153,835   137,661    --    10,023,431   1,063,811
                                                         ===========   ===========   =======   ===    ==========   =========

                                                   AllianceBernstein         AllianceBernstein         American Century VP
                                                   Growth and Income          Large-Cap Growth                Ultra
                                                   Investment Option         Investment Option          Investment Option
                                                       (Class B)                 (Class B)                  (Class I)
                                                -----------------------   ------------------------   -----------------------
                                                   2006         2005         2006          2005         2006         2005
                                                   ----         ----         ----          ----         ----         ----

Units beginning of year .....................    1,916,758      902,824    23,408,151   16,765,493    5,669,118    6,852,089
Units purchased and transferred from other
 funding options ............................      421,191    2,225,326     2,522,040   11,951,640      256,143      735,656
Units redeemed and transferred to other
 funding options ............................   (2,337,949)  (1,211,392)  (25,930,191)  (5,308,982)  (1,504,229)  (1,918,627)
                                                ----------   ----------   -----------   ----------   ----------   ----------
Units end of year ...........................           --    1,916,758            --   23,408,151    4,421,032    5,669,118
                                                ==========   ==========   ===========   ==========   ==========   ==========

                                                 American Funds                                         American Funds
                                                  Global Growth          American Funds Growth          Growth-Income
                                                Investment Option          Investment Option           Investment Option
                                                    (Class 2)                  (Class 2)                   (Class 2)
                                             -----------------------   -------------------------   -------------------------
                                                2006         2005         2006          2005          2006          2005
                                                ----         ----         ----          ----          ----          ----

Units beginning of year ..................    7,454,459    6,002,815    43,428,155    29,767,865    28,651,542    21,268,269
Units purchased and transferred from
 other funding options ...................    6,614,662    3,666,314    33,592,016    32,833,399    27,006,920    26,178,380
Units redeemed and transferred to other
 funding options .........................   (2,202,303)  (2,214,670)  (24,467,513)  (19,173,109)  (27,543,042)  (18,795,107)
                                             ----------   ----------   -----------   -----------   -----------   -----------
Units end of year ........................   11,866,818    7,454,459    52,552,658    43,428,155    28,115,420    28,651,542
                                             ==========   ==========   ===========   ===========   ===========   ===========

                                                                           Credit Suisse Trust         Delaware VIP REIT
                                              Capital Appreciation          Emerging Markets           Investment Option
                                                Investment Option           Investment Option           (Standard Class)
                                            -------------------------   -------------------------   ------------------------
                                               2006          2005          2006          2005          2006          2005
                                               ----          ----          ----          ----          ----          ----

Units beginning of year .................    35,853,338    36,421,170    21,057,883    15,850,319    17,386,689   14,676,439
Units purchased and transferred from
 other funding options ..................     5,712,167    14,838,314    14,124,052    20,356,081     2,305,799    8,127,487
Units redeemed and transferred to other
 funding options ........................   (41,565,505)  (15,406,146)  (32,985,031)  (15,148,517)  (19,692,488)  (5,417,237)
                                            -----------   -----------   -----------   -----------   -----------   ----------
Units end of year .......................            --    35,853,338     2,196,904    21,057,883            --   17,386,689
                                            ===========   ===========   ===========   ===========   ===========   ==========

6. Schedules of Units
   for the years ended December 31, 2006 and 2005  --  (Continued)

                                                     Delaware VIP              Dreyfus VIF                Dreyfus VIF
                                                    Small Cap Value            Appreciation            Developing Leaders
                                                   Investment Option        Investment Option          Investment Option
                                                   (Standard Class)          (Initial Shares)           (Initial Shares)
                                                 ---------------------   ------------------------   ------------------------
                                                   2006        2005         2006          2005         2006          2005
                                                   ----        ----         ----          ----         ----          ----

Units beginning of year ......................   2,206,940      34,904     3,961,249    6,687,251    20,962,247   19,452,632
Units purchased and transferred from other
 funding options .............................   2,462,639   2,777,773    42,693,564    7,032,165     8,934,568    9,340,788
Units redeemed and transferred to other
 funding options .............................    (865,847)   (605,737)  (24,609,325)  (9,758,167)  (17,284,456)  (7,831,173)
                                                 ---------   ---------   -----------   ----------   -----------   ----------
Units end of year ............................   3,803,732   2,206,940    22,045,488    3,961,249    12,612,359   20,962,247
                                                 =========   =========   ===========   ==========   ===========   ==========

                                                                              FTVIPT Franklin           FTVIPT Templeton
                                                                           Small-Mid Cap Growth         Developing Markets
                                               DWS VIT Small Cap Index          Securities                 Securities
                                                  Investment Option          Investment Option          Investment Option
                                                      (Class A)                  (Class 2)                  (Class 2)
                                             -------------------------   -------------------------   -----------------------
                                                2006          2005          2006          2005          2006         2005
                                                ----          ----          ----          ----          ----         ----

Units beginning of year ..................    25,978,028    28,095,634    24,072,492    19,246,720    9,883,511    1,316,205
Units purchased and transferred from
 other funding options ...................    15,053,943    13,581,669     7,232,467    17,306,630    6,976,336   10,932,304
Units redeemed and transferred to other
 funding options .........................   (23,000,058)  (15,699,275)  (17,303,765)  (12,480,858)  (4,850,443)  (2,364,998)
                                             -----------   -----------   -----------   -----------   ----------   ----------
Units end of year ........................    18,031,913    25,978,028    14,001,194    24,072,492   12,009,404    9,883,511
                                             ===========   ===========   ===========   ===========   ==========   ==========

                                                                                        FTVIPT
                                                                                      Templeton
                                                                                     Global Asset        FTVIPT Templeton
                                                            FTVIPT Templeton          Allocation          Global Income
                                                           Foreign Securities         Investment            Securities
                                                           Investment Option            Option           Investment Option
                                                               (Class 2)               (Class 1)            (Class 1)
                                                        ------------------------   ----------------   ----------------------
                                                           2006         2005         2006      2005      2006        2005
                                                           ----         ----         ----      ----      ----        ----

Units beginning of year .............................   18,040,869    13,746,607          --    --       835,723     125,168
Units purchased and transferred from other funding
 options ............................................    7,111,197    15,440,134   3,868,206    --     3,788,001   1,353,770
Units redeemed and transferred to other funding
 options ............................................   (8,405,407)  (11,145,872)   (493,423)   --    (1,270,832)   (643,215)
                                                        ----------   -----------   ---------   ---    ----------   ---------
Units end of year ...................................   16,746,659    18,040,869   3,374,783    --     3,352,892     835,723
                                                        ==========   ===========   =========   ===    ==========   =========

                                                   FTVIPT Templeton
                                                   Growth Securities                                  Janus Aspen Balanced
                                                   Investment Option         High Yield Bond           Investment Option
                                                       (Class 2)            Investment Option           (Service Shares)
                                                 ---------------------   ------------------------   ------------------------
                                                    2006        2005        2006          2005         2006          2005
                                                    ----        ----        ----          ----         ----          ----

Units beginning of year ......................      648,599      9,676    25,457,180   22,061,309    15,213,986   11,006,159
Units purchased and transferred from other
 funding options .............................      438,302    918,344     5,151,401    9,854,401     4,258,820    7,611,584
Units redeemed and transferred to other
 funding options .............................   (1,086,901)  (279,421)  (30,608,581)  (6,458,530)  (19,472,806)  (3,403,757)
                                                 ----------   --------   -----------   ----------   -----------   ----------
Units end of year ............................           --    648,599            --   25,457,180            --   15,213,986
                                                 ==========   ========   ===========   ==========   ===========   ==========

6. Schedules of Units
   for the years ended December 31, 2006 and 2005  --  (Continued)

                                                           Janus Aspen               Janus Aspen
                                                        Global Technology         Worldwide Growth        LMPIS Government
                                                        Investment Option         Investment Option       Investment Option
                                                        (Service Shares)          (Service Shares)            (Class A)
                                                     -----------------------   -----------------------   -------------------
                                                        2006         2005         2006         2005        2006       2005
                                                        ----         ----         ----         ----        ----       ----

Units beginning of year ..........................    4,764,842    3,234,562    2,727,102    3,408,069    185,366         --
Units purchased and transferred from other
 funding options .................................    4,169,997    6,709,678    1,664,018    1,852,410    330,594    406,173
Units redeemed and transferred to other funding
 options .........................................   (5,223,888)  (5,179,398)  (1,411,378)  (2,533,377)  (376,315)  (220,807)
                                                     ----------   ----------   ----------   ----------   --------   --------
Units end of year ................................    3,710,951    4,764,842    2,979,742    2,727,102    139,645    185,366
                                                     ==========   ==========   ==========   ==========   ========   ========

                                                                                   LMPVPI
                                                                                 Global High
                                                         LMPVPI All Cap           Yield Bond            LMPVPI Investors
                                                       Investment Option       Investment Option       Investment Option
                                                           (Class I)               (Class I)               (Class I)
                                                    ------------------------   ------------------   ------------------------
                                                       2006          2005         2006       2005      2006          2005
                                                       ----          ----         ----       ----      ----          ----

Units beginning of year .........................     5,927,589    5,893,286            --    --     25,474,639   24,027,550
Units purchased and transferred from other
 funding options ................................    10,585,930    2,596,431    37,830,796    --      6,972,099   10,226,779
Units redeemed and transferred to other funding
 options ........................................   (10,528,584)  (2,562,128)  (20,237,517)   --    (27,494,466)  (8,779,690)
                                                    -----------   ----------   -----------   ---    -----------   ----------
Units end of year ...............................     5,984,935    5,927,589    17,593,279    --      4,952,272   25,474,639
                                                    ===========   ==========   ===========   ===    ===========   ==========

                                                                                LMPVPI Total
                                                    LMPVPI Strategic Bond          Return            LMPVPII Equity Index
                                                      Investment Option       Investment Option        Investment Option
                                                          (Class I)               (Class I)               (Class I)
                                                   -----------------------   -------------------   -------------------------
                                                      2006         2005        2006       2005        2006          2005
                                                      ----         ----        ----       ----        ----          ----

Units beginning of year ........................    2,547,493    3,278,930    381,759    342,505    80,402,534    91,860,237
Units purchased and transferred from other
 funding options ...............................    3,037,048    2,079,564    739,530    360,071    32,722,981    30,183,367
Units redeemed and transferred to other funding
 options .......................................   (2,613,362)  (2,811,001)  (502,295)  (320,817)  (86,769,240)  (41,641,070)
                                                   ----------   ----------   --------   --------   -----------   -----------
Units end of year ..............................    2,971,179    2,547,493    618,994    381,759    26,356,275    80,402,534
                                                   ==========   ==========   ========   ========   ===========   ===========

                                                                                                             LMPVPIII
                                                          LMPVPII                  LMPVPIII              International All
                                                     Fundamental Value         Aggressive Growth            Cap Growth
                                                     Investment Option         Investment Option         Investment Option
                                                  -----------------------   -----------------------   ----------------------
                                                     2006         2005         2006         2005        2006         2005
                                                     ----         ----         ----         ----        ----         ----

Units beginning of year .......................    3,550,693    3,388,297    4,054,819    1,824,729     427,269    2,874,776
Units purchased and transferred from other
 funding options ..............................      871,428    1,242,042    3,655,595    3,869,347     896,355      497,602
Units redeemed and transferred to other
 funding options ..............................   (1,489,974)  (1,079,646)  (3,223,838)  (1,639,257)   (316,404)  (2,945,109)
                                                  ----------   ----------   ----------   ----------   ---------   ----------
Units end of year .............................    2,932,147    3,550,693    4,486,576    4,054,819   1,007,220      427,269
                                                  ==========   ==========   ==========   ==========   =========   ==========

6. Schedules of Units
   for the years ended December 31, 2006 and 2005  --  (Continued)

                                                                                   LMPVPIII                Lord Abbett
                                                         LMPVPIII              Social Awareness         Growth and Income
                                                     Large Cap Growth               Stock               Investment Option
                                                     Investment Option        Investment Option            (Class VC)
                                                  -----------------------   ----------------------   -----------------------
                                                     2006         2005        2006         2005         2006         2005
                                                     ----         ----        ----         ----         ----         ----

Units beginning of year .......................    9,675,698   12,355,534   2,249,007    2,200,914    2,135,507    1,081,989
Units purchased and transferred from other
 funding options ..............................    5,218,321    6,669,025     479,472    1,246,326    2,141,587    2,128,266
Units redeemed and transferred to other
 funding options ..............................   (7,413,192)  (9,348,861)   (493,075)  (1,198,233)  (1,505,557)  (1,074,748)
                                                  ----------   ----------   ---------   ----------   ----------   ----------
Units end of year .............................    7,480,827    9,675,698   2,235,404    2,249,007    2,771,537    2,135,507
                                                  ==========   ==========   =========   ==========   ==========   ==========

                                                                                                             MIST BlackRock
                                                               Lord Abbett Mid-Cap     MIST Batterymarch     Large-Cap Core
                                                                      Value              Mid-Cap Stock         Investment
                                                                Investment Option      Investment Option         Option
                                                                   (Class VC)              (Class A)            (Class A)
                                                             -----------------------   ------------------   ----------------
                                                                2006         2005         2006       2005     2006      2005
                                                                ----         ----         ----       ----     ----      ----

Units beginning of year ..................................    9,126,608    4,301,219            --    --           --    --
Units purchased and transferred from other funding
 options .................................................    7,267,810    6,327,064    24,942,292    --    1,353,772    --
Units redeemed and transferred to other funding options ..   (8,211,192)  (1,501,675)  (15,511,196)   --     (448,991)   --
                                                             ----------   ----------   -----------   ---    ---------   ---
Units end of year ........................................    8,183,226    9,126,608     9,431,096    --      904,781    --
                                                             ==========   ==========   ===========   ===    =========   ===

                                                                     MIST Harris          MIST Janus
                                                                       Oakmark             Capital         MIST Lord Abbett
                                                                    International        Appreciation       Bond Debenture
                                                                     Investment       Investment Option       Investment
                                                                  Option (Class A)        (Class A)        Option (Class A)
                                                                  -----------------   ------------------   -----------------
                                                                     2006      2005      2006       2005      2006      2005
                                                                     ----      ----      ----       ----      ----      ----

Units beginning of year .......................................           --    --             --    --            --    --
Units purchased and transferred from other funding options ....   16,387,655    --     43,070,983    --     9,175,755    --
Units redeemed and transferred to other funding options .......   (6,560,111)   --    (25,247,972)   --    (5,002,777)   --
                                                                  ----------   ---    -----------   ---    ----------   ---
Units end of year .............................................    9,827,544    --     17,823,011    --     4,172,978    --
                                                                  ==========   ===    ===========   ===    ==========   ===

                                                                  MIST Lord Abbett                           MIST Met/AIM
                                                                     Growth and       MIST Lord Abbett         Capital
                                                                       Income           Mid-Cap Value        Appreciation
                                                                     Investment          Investment       Investment Option
                                                                  Option (Class B)    Option (Class B)        (Class A)
                                                                  -----------------   -----------------   ------------------
                                                                     2006      2005      2006      2005      2006       2005
                                                                     ----      ----      ----      ----      ----       ----

Units beginning of year .......................................           --    --            --    --             --    --
Units purchased and transferred from other funding options ....    6,977,729    --    10,451,977    --     23,083,066    --
Units redeemed and transferred to other funding options .......   (1,346,500)   --    (1,590,105)   --    (20,206,125)   --
                                                                  ----------   ---    ----------   ---    -----------   ---
Units end of year .............................................    5,631,229    --     8,861,872    --      2,876,941    --
                                                                  ==========   ===    ==========   ===    ===========   ===

6. Schedules of Units
   for the years ended December 31, 2006 and 2005  --  (Continued)

                                                                         MIST Met/AIM
                                                                          Small Cap        MIST Neuberger      MIST Pioneer
                                                                            Growth             Berman              Fund
                                                                          Investment        Real Estate         Investment
                                                                            Option        Investment Option       Option
                                                                           (Class A)         (Class A)           (Class A)
                                                                        --------------   ------------------   --------------
                                                                         2006     2005      2006       2005    2006     2005
                                                                         ----     ----      ----       ----    ----     ----

Units beginning of year .............................................        --    --             --    --         --    --
Units purchased and transferred from other funding options ..........   205,784    --     35,141,988    --    118,375    --
Units redeemed and transferred to other funding options .............   (22,284)   --    (15,155,639)   --       (155)   --
                                                                        -------   ---    -----------   ---    -------   ---
Units end of year ...................................................   183,500    --     19,986,349    --    118,220    --
                                                                        =======   ===    ===========   ===    =======   ===

                                                                 MSF BlackRock        MSF BlackRock         MSF BlackRock
                                                               Aggressive Growth       Bond Income          Money Market
                                                               Investment Option    Investment Option     Investment Option
                                                                   (Class D)            (Class A)             (Class A)
                                                               ------------------   ------------------   -------------------
                                                                  2006       2005      2006       2005       2006       2005
                                                                  ----       ----      ----       ----       ----       ----

Units beginning of year ....................................            --    --             --    --              --    --
Units purchased and transferred from other funding options .    50,632,969    --     23,893,505    --     210,047,351    --
Units redeemed and transferred to other funding options ....   (39,003,258)   --    (16,869,997)   --    (112,124,268)   --
                                                               -----------   ---    -----------   ---    ------------   ---
Units end of year ..........................................    11,629,711    --      7,023,508    --      97,923,083    --
                                                               ===========   ===    ===========   ===    ============   ===

                                                                    MSF Capital
                                                                   Guardian U.S.
                                                                       Equity                                MSF FI Value
                                                                     Investment       MSF FI Large Cap         Leaders
                                                                       Option        Investment Option    Investment Option
                                                                      (Class A)          (Class A)            (Class D)
                                                                  ----------------   ------------------   ------------------
                                                                    2006      2005      2006       2005      2006       2005
                                                                    ----      ----      ----       ----      ----       ----

Units beginning of year .......................................          --    --             --    --             --    --
Units purchased and transferred from other funding options ....   4,814,861    --     46,711,723    --     39,979,922    --
Units redeemed and transferred to other funding options .......    (645,918)   --    (43,601,975)   --    (27,616,964)   --
                                                                  ---------   ---    -----------   ---    -----------   ---
Units end of year .............................................   4,168,943    --      3,109,748    --     12,362,958    --
                                                                  =========   ===    ===========   ===    ===========   ===

                                                                                                              MSF MetLife
                                                                        MSF MetLife        MSF MetLife      Conservative to
                                                                         Aggressive        Conservative         Moderate
                                                                         Allocation         Allocation         Allocation
                                                                         Investment         Investment         Investment
                                                                           Option             Option             Option
                                                                          (Class B)          (Class B)          (Class B)
                                                                      ----------------   ----------------   ----------------
                                                                        2006      2005     2006      2005     2006      2005
                                                                        ----      ----     ----      ----     ----      ----

Units beginning of year ...........................................          --    --           --    --           --    --
Units purchased and transferred from other funding options            1,449,185    --    4,893,764    --    9,139,665    --
Units redeemed and transferred to other funding options                (399,607)   --     (415,524)   --      (71,348)   --
                                                                      ---------   ---    ---------   ---    ---------   ---
Units end of year                                                     1,049,578    --    4,478,240    --    9,068,317    --
                                                                      =========   ===    =========   ===    =========   ===

6. Schedules of Units
   for the years ended December 31, 2006 and 2005  --  (Continued)

                                                                                          MSF MetLife
                                                                        MSF MetLife       Moderate to
                                                                          Moderate         Aggressive
                                                                         Allocation        Allocation      MSF MFS(R) Total
                                                                         Investment        Investment           Return
                                                                           Option            Option        Investment Option
                                                                          (Class B)         (Class B)          (Class F)
                                                                      ----------------   --------------   ------------------
                                                                        2006      2005    2006     2005      2006       2005
                                                                        ----      ----    ----     ----      ----       ----

Units beginning of year ...........................................          --    --         --    --             --    --
Units purchased and transferred from other funding options ........   1,978,570    --    505,557    --     60,506,141    --
Units redeemed and transferred to other funding options ...........     (12,866)   --    (79,427)   --    (32,989,298)   --
                                                                      ---------   ---    -------   ---    -----------   ---
Units end of year .................................................   1,965,704    --    426,130    --     27,516,843    --
                                                                      =========   ===    =======   ===    ===========   ===

                                                                  MSF Oppenheimer                            MSF Western
                                                                   Global Equity     MSF T. Rowe Price     Asset Management
                                                                     Investment       Large Cap Growth     High Yield Bond
                                                                       Option        Investment Option    Investment Option
                                                                      (Class B)          (Class B)            (Class A)
                                                                  ----------------   ------------------   ------------------
                                                                    2006      2005      2006       2005      2006       2005
                                                                    ----      ----      ----       ----      ----       ----

Units beginning of year .......................................          --    --             --    --             --    --
Units purchased and transferred from other funding options ....   1,083,220    --     32,139,349    --     28,556,649    --
Units redeemed and transferred to other funding options .......    (221,828)   --    (28,739,184)   --    (19,208,466)   --
                                                                  ---------   ---    -----------   ---    -----------   ---
Units end of year .............................................     861,392    --      3,400,165    --      9,348,183    --
                                                                  =========   ===    ===========   ===    ===========   ===

                                                    MSF Western
                                                  Asset Management
                                                  U.S. Government                                          PIMCO VIT
                                                 Investment Option           Money Market                 Low Duration
                                                     (Class A)             Investment Option           Investment Option
                                                 ------------------   ---------------------------   ------------------------
                                                    2006       2005       2006           2005          2006          2005
                                                    ----       ----       ----           ----          ----          ----

Units beginning of year ......................            --    --     140,291,031    118,172,862     6,919,197    2,317,192
Units purchased and transferred from other
 funding options .............................    28,635,596    --      55,939,923    153,345,194    42,027,176    8,100,441
Units redeemed and transferred to other
 funding options .............................   (15,787,584)   --    (196,230,954)  (131,227,025)  (17,671,203)  (3,498,436)
                                                 -----------   ---    ------------   ------------   -----------   ----------
Units end of year ............................    12,848,012    --              --    140,291,031    31,275,170    6,919,197
                                                 ===========   ===    ============   ============   ===========   ==========

                                                                                                         Pioneer Mid Cap
                                               PIMCO VIT Real Return      PIMCO VIT Total Return            Value VCT
                                                 Investment Option           Investment Option          Investment Option
                                               (Administrative Class)     (Administrative Class)           (Class II)
                                              ------------------------   -------------------------   -----------------------
                                                 2006          2005         2006          2005          2006         2005
                                                 ----          ----         ----          ----          ----         ----

Units beginning of year ...................    28,315,613   18,765,234    99,383,726   100,031,777    8,112,364    4,014,076
Units purchased and transferred from other
 funding options ..........................    60,230,347   18,374,449    73,396,328    57,097,234    3,800,987    6,628,727
Units redeemed and transferred to other
 funding options ..........................   (47,105,673)  (8,824,070)  (68,605,803)  (57,745,285)  (8,149,281)  (2,530,439)
                                              -----------   ----------   -----------   -----------   ----------   ----------
Units end of year .........................    41,440,287   28,315,613   104,174,251    99,383,726    3,764,070    8,112,364
                                              ===========   ==========   ===========   ===========   ==========   ==========

6. Schedules of Units
   for the years ended December 31, 2006 and 2005  --  (Continued)

                                                        Putnam VT               Putnam VT               Putnam VT Small
                                                    Discovery Growth       International Equity           Cap Value
                                                    Investment Option       Investment Option          Investment Option
                                                       (Class IB)               (Class IB)                 (Class IB)
                                                   -------------------   ------------------------   ------------------------
                                                     2006       2005        2006          2005         2006          2005
                                                     ----       ----        ----          ----         ----          ----

Units beginning of year ........................    425,019    501,685    19,832,788   13,701,013    19,819,570   17,673,199
Units purchased and transferred from other
 funding options ...............................    464,468    646,092    11,195,252   12,176,667    21,860,886   10,364,675
Units redeemed and transferred to other funding
 options .......................................   (607,039)  (722,758)  (26,399,364)  (6,044,892)  (22,527,620)  (8,218,304)
                                                   --------   --------   -----------   ----------   -----------   ----------
Units end of year ..............................    282,448    425,019     4,628,676   19,832,788    19,152,836   19,819,570
                                                   ========   ========   ===========   ==========   ===========   ==========

                                                                                                         Travelers AIM
                                                         Royce Micro-Cap        Royce Small-Cap       Capital Appreciation
                                                        Investment Option      Investment Option       Investment Option
                                                       --------------------   -------------------   ------------------------
                                                         2006        2005       2006       2005        2006          2005
                                                         ----        ----       ----       ----        ----          ----

Units beginning of year ............................          --         --     266,421        --    21,105,728   17,915,830
Units purchased and transferred from other funding
 options ...........................................   3,826,590    241,407   4,734,268   274,008     1,423,971    7,179,166
Units redeemed and transferred to other funding
 options ...........................................    (138,090)  (241,407)   (592,882)   (7,587)  (22,529,699)  (3,989,268)
                                                       ---------   --------   ---------   -------   -----------   ----------
Units end of year ..................................   3,688,500         --   4,407,807   266,421            --   21,105,728
                                                       =========   ========   =========   =======   ===========   ==========

                                               Travelers Convertible     Travelers Disciplined         Travelers Equity
                                                    Securities               Mid Cap Stock                  Income
                                                 Investment Option         Investment Option           Investment Option
                                              -----------------------   ------------------------   -------------------------
                                                 2006         2005         2006          2005         2006          2005
                                                 ----         ----         ----          ----         ----          ----

Units beginning of year ...................    3,606,904    3,386,336    20,638,934   20,734,197    38,278,408    33,550,899
Units purchased and transferred from other
 funding options ..........................      478,786    1,534,013     2,845,625    8,566,123     6,773,917    15,617,462
Units redeemed and transferred to other
 funding options ..........................   (4,085,690)  (1,313,445)  (23,484,559)  (8,661,386)  (45,052,325)  (10,889,953)
                                              ----------   ----------   -----------   ----------   -----------   -----------
Units end of year .........................           --    3,606,904            --   20,638,934            --    38,278,408
                                              ==========   ==========   ===========   ==========   ===========   ===========

                                                                                               Travelers        Travelers
                                                                                                Managed          Managed
                                                                                               Allocation       Allocation
                                                                                                Series:          Series:
                                                                                               Aggressive      Conservative
                                                                    Travelers Large Cap        Investment       Investment
                                                                     Investment Option           Option           Option
                                                                  ------------------------   --------------   --------------
                                                                     2006          2005       2006     2005    2006     2005
                                                                     ----          ----       ----     ----    ----     ----

Units beginning of year .......................................    36,377,351   37,177,094        --    --         --    --
Units purchased and transferred from other funding options ....     3,460,655    9,116,518    82,718    --     68,822    --
Units redeemed and transferred to other funding options .......   (39,838,006)  (9,916,261)  (82,718)   --    (68,822)   --
                                                                  -----------   ----------   -------   ---    -------   ---
Units end of year .............................................            --   36,377,351        --    --         --    --
                                                                  ===========   ==========   =======   ===    =======   ===

6. Schedules of Units
   for the years ended December 31, 2006 and 2005  --  (Continued)

                                                          Travelers
                                                           Managed
                                                          Allocation
                                                           Series:
                                                           Moderate         Travelers Mercury          Travelers MFS(R)
                                                          Investment         Large Cap Core             Mid Cap Growth
                                                            Option          Investment Option          Investment Option
                                                        --------------   -----------------------   -------------------------
                                                         2006     2005      2006         2005         2006          2005
                                                         ----     ----      ----         ----         ----          ----

Units beginning of year .............................        --    --       861,977    1,601,230    46,538,435    25,898,488
Units purchased and transferred from other funding
 options ............................................    73,208    --       144,224      440,035     5,550,561    39,942,742
Units redeemed and transferred to other funding
 options ............................................   (73,208)   --    (1,006,201)  (1,179,288)  (52,088,996)  (19,302,795)
                                                        -------   ---    ----------   ----------   -----------   -----------
Units end of year ...................................        --    --            --      861,977            --    46,538,435
                                                        =======   ===    ==========   ==========   ===========   ===========

                                                  Travelers MFS(R)          Travelers Mondrian
                                                    Total Return           International Stock       Travelers Quality Bond
                                                 Investment Option          Investment Option          Investment Option
                                              ------------------------   ------------------------   ------------------------
                                                 2006          2005         2006          2005         2006          2005
                                                 ----          ----         ----          ----         ----          ----

Units beginning of year ...................    41,077,707   37,114,979    12,601,443   12,953,423    24,078,207   22,472,065
Units purchased and transferred from other
 funding options ..........................     5,415,670   13,779,122     2,211,800    5,279,065     1,639,778    9,808,384
Units redeemed and transferred to other
 funding options ..........................   (46,493,377)  (9,816,394)  (14,813,243)  (5,631,045)  (25,717,985)  (8,202,242)
                                              -----------   ----------   -----------   ----------   -----------   ----------
Units end of year .........................            --   41,077,707            --   12,601,443            --   24,078,207
                                              ===========   ==========   ===========   ==========   ===========   ==========

                                                                                 Travelers
                                                 Travelers Strategic          U.S. Government               Travelers
                                                       Equity                   Securities            Van Kampen Enterprise
                                                  Investment Option          Investment Option          Investment Option
                                               -----------------------   -------------------------   -----------------------
                                                  2006         2005         2006          2005          2006         2005
                                                  ----         ----         ----          ----          ----         ----

Units beginning of year ....................    7,881,614    7,896,929    22,191,594    16,917,494    4,425,439    4,154,483
Units purchased and transferred from other
 funding options ...........................      747,622    2,020,793     2,168,220    15,354,307      415,979    2,179,823
Units redeemed and transferred to other
 funding options ...........................   (8,629,236)  (2,036,108)  (24,359,814)  (10,080,207)  (4,841,418)  (1,908,867)
                                               ----------   ----------   -----------   -----------   ----------   ----------
Units end of year ..........................           --    7,881,614            --    22,191,594           --    4,425,439
                                               ==========   ==========   ===========   ===========   ==========   ==========

                                                               UIF Emerging
                                                              Markets Equity        Vanguard VIF           Vanguard VIF
                                                                Investment        Diversified Value        Equity Index
                                                             Option (Class I)     Investment Option      Investment Option
                                                             -----------------   -------------------   ---------------------
                                                               2006      2005       2006       2005       2006        2005
                                                               ----      ----       ----       ----       ----        ----

Units beginning of year ..................................       4,989      --       17,811       --       170,904        --
Units purchased and transferred from other funding
 options .................................................   1,403,698   5,005   20,241,180   17,871    41,072,795   173,570
Units redeemed and transferred to other funding options ..    (793,722)    (16)  (8,997,140)     (60)  (21,940,040)   (2,666)
                                                             ---------   -----   ----------   ------   -----------   -------
Units end of year ........................................     614,965   4,989   11,261,851   17,811    19,303,659   170,904
                                                             =========   =====   ==========   ======   ===========   =======

                NOTES TO FINANCIAL STATEMENTS  --  (Concluded)

6. Schedules of Units
   for the years ended December 31, 2006 and 2005  --  (Concluded)

                                                                                                              Vanguard VIF
                                                                       Vanguard VIF                            Short-Term
                                                                      International       Vanguard VIF      Investment-Grade
                                                                        Investment       Mid-Cap Index         Investment
                                                                          Option       Investment Option         Option
                                                                      --------------   ------------------   ----------------
                                                                       2006     2005      2006       2005     2006     2005
                                                                       ----     ----      ----       ----     ----     ----

Units beginning of year ...........................................        --    --             --    --       3,451      --
Units purchased and transferred from other funding options ........   166,441    --     33,640,876    --     172,757   3,464
Units redeemed and transferred to other funding options ...........      (231)   --    (20,662,787)   --    (174,235)    (13)
                                                                      -------   ---    -----------   ---    --------   -----
Units end of year .................................................   166,210    --     12,978,089    --       1,973   3,451
                                                                      =======   ===    ===========   ===    ========   =====

                                                                Vanguard VIF
                                                               Small Company           VIP Asset
                                                                   Growth              Manager SM         VIP Contrafund(R)
                                                                 Investment        Investment Option      Investment Option
                                                                   Option           (Initial Class)        (Initial Class)
                                                              ----------------   ----------------------   ------------------
                                                                2006      2005     2006         2005         2006       2005
                                                                ----      ----     ----         ----         ----       ----

Units beginning of year ...................................          --    --    2,417,203    3,609,774            --    --
Units purchased and transferred from other funding options    1,316,743    --    1,628,474    1,535,180    22,077,142    --
Units redeemed and transferred to other funding options ...    (325,259)   --     (997,378)  (2,727,751)  (11,425,961)   --
                                                              ---------   ---    ---------   ----------   -----------   ---
Units end of year .........................................     991,484    --    3,048,299    2,417,203    10,651,181    --
                                                              =========   ===    =========   ==========   ===========   ===

                                                    VIP Contrafund(R)       VIP Growth & Income           VIP Mid Cap
                                                    Investment Option        Investment Option         Investment Option
                                                    (Service Class 2)        (Service Class 2)         (Service Class 2)
                                                 -----------------------   ----------------------   ------------------------
                                                    2006         2005         2006        2005         2006          2005
                                                    ----         ----         ----        ----         ----          ----

Units beginning of year ......................   15,003,501    9,276,405    9,431,000          --    12,009,948    6,111,412
Units purchased and transferred from other
 funding options .............................   17,249,353   11,090,866    3,621,831   9,470,422    32,921,033   10,462,641
Units redeemed and transferred to other
 funding options .............................   (6,586,020)  (5,363,770)  (1,312,547)    (39,422)  (22,257,460)  (4,564,105)
                                                 ----------   ----------   ----------   ---------   -----------   ----------
Units end of year ............................   25,666,834   15,003,501   11,740,284   9,431,000    22,673,521   12,009,948
                                                 ==========   ==========   ==========   =========   ===========   ==========


                                                                                  VIP Overseas
                                                                                Investment Option
                                                                                (Service Class 2)
                                                                             -----------------------
                                                                                2006         2005
                                                                                ----         ----

Units beginning of year ..................................................   11,009,148    3,340,584
Units purchased and transferred from other funding options ...............    6,453,610    9,891,974
Units redeemed and transferred to other funding options ..................   (4,553,499)  (2,223,410)
                                                                             ----------   ----------
Units end of year ........................................................   12,909,259   11,009,148
                                                                             ==========   ==========

          CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE -- SERIES 2
                                   PROSPECTUS

                                 APRIL 30, 2007
        CORPORATE OWNED FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
ISSUED BY: METLIFE INSURANCE COMPANY OF CONNECTICUT -- METLIFE OF CT FUND UL III
                           FOR VARIABLE LIFE INSURANCE

This prospectus describes information you should know before you purchase Corporate Owned Variable Universal Life Insurance -- Series 2 (the Policy), a flexible premium variable life insurance policy issued by MetLife Insurance Company of Connecticut (We, or the Company). Please be aware that this is a prospectus, which highlights many Policy provisions and communicates the Policy's primary features. The language of the Policy itself determines your rights and obligations under the Policy. Please keep this prospectus for future reference.

You can build Contract Value by investing in a variety of INVESTMENT OPTIONS, which, in turn, invest in Mutual Funds (THE FUNDS). A fixed rate option (THE FIXED ACCOUNT) is also available. Except for amounts in the Fixed Account, the value of your Policy will vary based on the performance of the Funds you select. Investment Options that invest in the following Funds are available for Policies purchased on or after April 30, 2007:




AIM VARIABLE INSURANCE FUNDS -- SERIES I           Lord Abbett Bond Debenture
  AIM V.I. International Growth Fund                  Portfolio -- Class A
AMERICAN CENTURY VARIABLE PORTFOLIOS,              Lord Abbett Growth and Income
  INC. -- CLASS I                                     Portfolio -- Class B
  American Century VP Ultra(R) Fund                Lord Abbett Mid-Cap Value
AMERICAN FUNDS INSURANCE SERIES -- CLASS 2            Portfolio -- Class B
  American Funds Global Growth Fund                Met/AIM Capital Appreciation
  American Funds Growth Fund                          Portfolio -- Class A
  American Funds Growth-Income Fund                Met/AIM Small Cap Growth Portfolio -- Class
DELAWARE VIP TRUST -- STANDARD CLASS                  A
  Delaware VIP Small Cap Value Series              MFS(R) Emerging Markets Equity
DREYFUS VARIABLE INVESTMENT FUND -- INITIAL           Portfolio -- Class A
  SHARES                                           MFS(R) Research International
  Dreyfus Variable Investment Fund                    Portfolio -- Class B
     Appreciation Portfolio                        MFS(R) Value Portfolio -- Class A
  Dreyfus Variable Investment Fund Developing      Neuberger Berman Real Estate
     Leaders Portfolio                                Portfolio -- Class A
FIDELITY VARIABLE INSURANCE PRODUCTS               PIMCO Inflation Protected Bond
  VIP Contrafund(R) Portfolio -- Initial              Portfolio -- Class A
     Class                                         Pioneer Fund Portfolio -- Class A
  VIP Mid Cap Portfolio -- Service Class 2         Pioneer Strategic Income Portfolio -- Class
  VIP Overseas Portfolio -- Service Class 2           A
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS     Third Avenue Small Cap Value
  TRUST                                               Portfolio -- Class B
  Franklin Small-Mid Cap Growth Securities       METROPOLITAN SERIES FUND, INC.
     Fund -- Class 2                               BlackRock Aggressive Growth
  Templeton Developing Markets Securities             Portfolio -- Class D
     Fund -- Class 2                               BlackRock Bond Income Portfolio -- Class A
  Templeton Foreign Securities Fund -- Class       BlackRock Diversified Portfolio -- Class A
     2                                             BlackRock Money Market Portfolio -- Class A
  Templeton Global Income Securities               Capital Guardian U.S. Equity
     Fund -- Class 1                                  Portfolio -- Class A
JANUS ASPEN SERIES -- SERVICE SHARES               FI Large Cap Portfolio -- Class A
  Global Technology Portfolio                      FI Value Leaders Portfolio -- Class D
  Worldwide Growth Portfolio                       MetLife Conservative Allocation
LEGG MASON PARTNERS VARIABLE EQUITY TRUST             Portfolio -- Class B
  Legg Mason Partners Variable Aggressive          MetLife Conservative to Moderate Allocation
     Growth Portfolio -- Class I                      Portfolio -- Class B
  Legg Mason Partners Variable Appreciation        MetLife Moderate Allocation
     Portfolio -- Class I                             Portfolio -- Class B
  Legg Mason Partners Variable Capital and         MetLife Moderate to Aggressive Allocation
     Income Portfolio -- Class I                      Portfolio -- Class B
  Legg Mason Partners Variable Equity Index        MetLife Aggressive Allocation
     Portfolio -- Class I                             Portfolio -- Class B
  Legg Mason Partners Variable Fundamental         MetLife Stock Index Portfolio -- Class A
     Value Portfolio -- Class I                    MFS(R) Total Return Portfolio -- Class F
  Legg Mason Partners Variable International       Oppenheimer Global Equity
     All Cap Opportunity                              Portfolio -- Class B
     Portfolio                                     Russell 2000(R) Index Portfolio -- Class A
  Legg Mason Partners Variable Investors           T. Rowe Price Large Cap Growth
     Portfolio -- Class I                             Portfolio -- Class B
  Legg Mason Partners Variable Large Cap           Western Asset Management U.S. Government
     Growth Portfolio -- Class I                      Portfolio -- Class A
  Legg Mason Partners Variable Social            PIMCO VARIABLE INSURANCE
     Awareness Portfolio                           TRUST -- ADMINISTRATIVE CLASS
LEGG MASON PARTNERS VARIABLE INCOME TRUST          Low Duration Portfolio
  Legg Mason Partners Variable Government          Total Return Portfolio
     Portfolio -- Class I                        PIONEER VARIABLE CONTRACTS TRUST -- CLASS II
  Legg Mason Partners Variable Global High         Pioneer Mid Cap Value VCT Portfolio
     Yield Bond Portfolio -- Class I             PUTNAM VARIABLE TRUST -- CLASS IB
  Legg Mason Partners Variable Strategic Bond      Putnam VT Discovery Growth Fund
     Portfolio -- Class I                        ROYCE CAPITAL FUND
MET INVESTORS SERIES TRUST                         Royce Micro-Cap Portfolio
  Batterymarch Mid-Cap Stock                       Royce Small-Cap Portfolio
     Portfolio -- Class A                        VANGUARD(R) VARIABLE INSURANCE FUND
  BlackRock High Yield Portfolio -- Class A        Diversified Value Portfolio
  BlackRock Large-Cap Core Portfolio -- Class      Equity Index Portfolio
     E                                             International Portfolio
  Harris Oakmark International                     Mid-Cap Index Portfolio
     Portfolio -- Class A                          Small Company Growth Portfolio
  Janus Forty Portfolio -- Class A               THE MERGER FUND VL
  Loomis Sayles Global Markets
     Portfolio -- Class A




-------

Certain Funds have been subject to a merger, substitution or other change. Please see Appendix B -- "Additional Information Regarding Funds" for more information.

TO LEARN MORE ABOUT THE POLICY YOU CAN REQUEST A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED APRIL 30, 2007. WE FILED THE SAI WITH THE SECURITIES AND EXCHANGE COMMISSION, AND IT IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. TO REQUEST A COPY, WRITE TO METLIFE INSURANCE COMPANY OF CONNECTICUT, SPECIALIZED BENEFIT RESOURCES, 485-B RT. ONE SOUTH, 4TH FLOOR, ISELIN, NJ 08830, CALL 1-888-458-2654 OR ACCESS THE SEC'S WEBSITE (HTTP://WWW.SEC.GOV).

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY. REPLACING ANY EXISTING LIFE INSURANCE POLICY WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

                                TABLE OF CONTENTS




SUMMARY OF PRINCIPAL POLICY BENEFITS AND
  RISKS.................................      3
Policy Summary..........................      3
Principal Policy Benefits...............      3
Principal Policy Risks..................      5
Fund Company Risks......................      6
FEE TABLES..............................      7
Transaction Fees........................      7
Periodic Charges Other Than Fund
  Operating Expenses....................      8
Charges for Optional Riders.............      9
Fund Charges and Expenses...............      9
DESCRIPTION OF THE COMPANY, SEPARATE
  ACCOUNT AND FUNDS.....................     14
The Insurance Company...................     14
The Separate Account and its Investment
  Options...............................     14
The Funds...............................     14
Voting Rights...........................     21
Conflicts of Interest...................     21
The Fixed Account.......................     22
POLICY CHARGES AND DEDUCTIONS...........     22
Charges Against Premium.................     23
Charges Against Contract Value..........     23
Charges Against the Separate Account....     24
Fund Charges............................     24
Modification, Reserved Rights, and Other
  Charges...............................     24
POLICY DESCRIPTION......................     24
Applying for a Policy...................     24
Right to Cancel (free look period)......     25
When Coverage Begins....................     26
Income Tax Free 'Section 1035'
  Exchanges.............................     26
Ownership/Policy Rights.................     26
PREMIUMS................................     28
Amount, Frequency and Duration of
  Premium Payments......................     28
Allocation of Premium Payments..........     28
VALUES UNDER YOUR POLICY................     29
Contract Value..........................     29
Investment Option Valuation.............     29
Fixed Account Valuation.................     30
Loan Account Valuation..................     30
TRANSFERS...............................     31
Transfers of Contract Value.............     31
Transfer of Contract Value from the
  Fixed Account to the Investment
  Options...............................     33
Transfer of Contract Value from the
  Investment Options to the Fixed
  Account...............................     33
Dollar-Cost Averaging (DCA Program).....     33
Portfolio Rebalancing...................     34
DEATH BENEFIT...........................     34
Death Benefit Examples..................     35
Changing the Death Benefit Option.......     36
Paying the Death Benefit and Payment
  Options...............................     36
BENEFITS AT MATURITY....................     36
OTHER BENEFITS..........................     37
Exchange Option.........................     37
Insured Term Rider (Supplemental
  Insurance Benefits)...................     37
Cash Value Enhancement Rider............     37
POLICY SURRENDERS.......................     37
Full Surrender..........................     38
Partial Surrender.......................     38
POLICY LOANS............................     38
Loan Conditions.........................     38
Effects of Loans........................     39
LAPSE AND REINSTATEMENT.................     39
Lapse...................................     39
Grace Period............................     39
Reinstatement...........................     40
FEDERAL TAX CONSIDERATIONS..............     40
Potential Benefits of Life Insurance....     40
Tax Status of the Policy................     41
Tax Treatment of Policy Benefits........     42
OTHER TAX CONSIDERATIONS................     44
Insurable Interest......................     44
The Company's Income Taxes..............     44
Alternative Minimum Tax.................     45
DISTRIBUTION & COMPENSATION.............     45
OTHER POLICY INFORMATION................     47
Payment and Suspension of Valuation.....     47
Policy Statements.......................     48
Limits on Right to Contest and Suicide
  Exclusion.............................     48
Misstatement as to Sex and Age..........     48
Policy Changes..........................     48
Emergency Procedure.....................
Restrictions on Financial Transactions..     49
LEGAL PROCEEDINGS.......................     49
FINANCIAL STATEMENTS....................     49
APPENDIX A: GLOSSARY OF TERMS USED
  THROUGHOUT THIS PROSPECTUS............    A-1
APPENDIX B: ADDITIONAL INFORMATION
  REGARDING FUNDS.......................    B-1
APPENDIX C: TARGET PREMIUM PER $1,000 OF
  STATED AMOUNT.........................    C-1
APPENDIX D: CASH VALUE ACCUMULATION TEST
  FACTORS...............................    D-1
APPENDIX E: HYPOTHETICAL ILLUSTRATIONS..    E-1

                 SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS

This section provides a SUMMARY of the Policy and the principal policy benefits and risks. YOU SHOULD READ THE ENTIRE PROSPECTUS BEFORE PURCHASING THE POLICY. IMPORTANT DETAILS REGARDING THE POLICY ARE CONTAINED IN OTHER SECTIONS OF THIS PROSPECTUS. SOME POLICY FEATURES MAY NOT BE AVAILABLE IN SOME STATES AND THERE MAY BE VARIATIONS IN YOUR POLICY FROM DESCRIPTIONS CONTAINED IN THIS PROSPECTUS BECAUSE OF DIFFERENCES IN STATE LAW THAT AFFECT THE POLICIES. Please consult your Policy for the provisions that apply in your state. We use certain terms throughout this prospectus, which are defined in APPENDIX A.

As a LIFE INSURANCE POLICY, the Policy is a contract between you and the Company. The Policy is designed for corporations and employers to provide insurance protection on the life of Insured employees and to build Contract Value. The Policy has a MINIMUM TARGET PREMIUM OF $100,000 PER CASE. You agree to make sufficient Premium Payments to the Company and the Company agrees to pay a Death Benefit to your Beneficiary after the death of the Named Insured (INSURED). Premium Payments are flexible in both frequency and amount.

                                 POLICY SUMMARY

The Policy is both an insurance product and a security. The Policy is first and foremost a life insurance policy with death benefits, contract values, and other features traditionally associated with life insurance. To provide these benefits to you, we deduct amounts from your Premium Payments and Policy assets to pay insurance costs, sales and Policy expenses. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase and decrease based on the performance of the Investment Options you select.

                            PRINCIPAL POLICY BENEFITS

     -    Death Benefit

          We will pay your Beneficiary a Death Benefit after the death of the Insured while this Policy is in effect. There are two primary amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (THE STATED AMOUNT) that you wish to purchase on the Insured. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Contract Value of your Policy (THE MINIMUM AMOUNT INSURED). Generally, the Contract Value of your Policy is the sum of the values in the Investment Options and the Fixed Account, plus your Loan Account Value.

          In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are three Death Benefit options available:

          - OPTION 1 -- LEVEL OPTION: the Death Benefit will be the greater of (i) the Stated Amount or (ii) the Minimum Amount Insured on the Insured's date of death.

          - OPTION 2 -- VARIABLE OPTION: the Death Benefit will be the greater of (i) the Stated Amount plus the Contract Value of the Policy or (ii) the Minimum Amount Insured on the Insured's date of death.

          - OPTION 3 -- ANNUAL INCREASE OPTION: the Death Benefit will be the greater of:

               1. (a) plus (b) where: (a) is the Stated Amount as of the Insured's date of death; and (b) is the greater of zero and the lesser of (i) and (ii) where (i) is the Option 3 maximum increase shown on the Policy Summary and (ii) is the total Premium Payments less any partial surrenders accumulated at the interest rate shown on the Policy Summary; OR

               2.   the Minimum Amount Insured on the Insured's date of death.

          The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders and Outstanding Loans and charges.

     -    Policy Surrenders (Withdrawals)

          You may withdraw some or all of your money from your Policy.

     -    Policy Loans

          You may borrow against your Policy using your Policy as collateral.

     -    The Investment Options and the Corresponding Funds

          You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Contract Value among any of the Investment Options and the Fixed Account while continuing to defer current income taxes.

     -    The Fixed Account

          You may allocate Premium Payments and transfer Contract Value to the Fixed Account. The Fixed Account is credited interest at an effective annual rate guaranteed to be at least 3%. Transfers of Contract Value into or out of the Fixed Account are permitted subject to certain restrictions.

     -    Flexible Premium Payments

          After you make the initial Premium Payment, you may choose the amount and frequency of future Premium Payments, within certain limits.

     -    Tax-Free Death Benefit

          Your Beneficiary may receive the Death Benefit free of income tax, and with properly structured ownership you can also avoid estate tax on the Death Benefit.

     -    Right to Cancel Period

          We urge you to examine your Policy closely. When you receive your Policy, the Right to Cancel Period begins. This period is at least ten
          (10) days, or more if required by state law. If, for any reason, you are not satisfied, you may return the Policy to us during the Right to Cancel Period for a refund.

     -    Dollar-Cost Averaging

          Under this program, you invest the same amount of money at regular intervals, so you are buying more units when the market is down and fewer units when the market is high. The potential benefit is to lower your average cost per unit.

     -    Portfolio Rebalancing

          This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to automatically reallocate values in your Policy periodically to help keep your investments properly aligned with your investment strategy.

     -    Exchange Option

          During the first two Policy Years you can transfer all Contract Value in the Investment Options to the Fixed Account (subject to state law).

     -    Personalized Illustrations

          You may request personalized illustrations for the Policy that reflect the Insured's age, sex, underwriting classification, the specified insurance benefits and the premium requested. These hypothetical illustrations may help you to understand how the Contract Value and Death Benefit can change over time and how the investment performance of the Funds impact the Contract Value and the Death Benefit. The illustrations may also help you compare the Policy to other life insurance policies. Personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Contract Value. We have included an example of such an illustration as Appendix E to this prospectus.

                             PRINCIPAL POLICY RISKS

     -    Poor Fund Performance (Investment Risk)

          The value of your Policy is tied to the investment performance of the Funds and allocation percentages you choose. If those Funds perform poorly, the value of your Policy will decrease. Since we continue to deduct charges from the Contract Value, if investment results are too low, the Cash Surrender Value of your Policy may fall to zero, even if you send us your Planned Premium Payments (as illustrated). In that case, the Policy will, after a grace period, terminate without value and insurance coverage will no longer be in effect.

     -    Tax Risks

          We believe, but do not guarantee, that the Policy should be considered a life insurance policy under federal tax law. If the Policy was determined not to be a life insurance policy for federal tax purposes, you may be considered to be in constructive receipt of Contract Value, with adverse tax consequences, and all or a part of the proceeds paid under the Policy may be taxable to the Beneficiary. There is also a possibility that even if your Policy is treated as life insurance for federal tax purposes, it could be treated as a modified endowment contract (MEC) under federal tax laws (usually if your Premium Payments in the first seven policy years or less exceed certain limits). If your Policy is a MEC, partial surrenders, collateral assignments and Policy loans could incur taxes, and any distributions or deemed distributions could incur the additional 10% tax on early withdrawals. Finally, tax laws and regulations impacting this Policy and your tax status are always subject to change.

     -    Policy Lapse

          There is a risk that if partial surrenders, loans, and monthly deductions reduce your Cash Surrender Value to too low an amount and/or if the investment experience of your selected Investment Options is unfavorable, then your Policy could lapse. If your Policy lapses, then the Policy and all rights and benefits under it will terminate.

     -    Policy Withdrawal Limitations

          The minimum partial surrender amount is $500. Surrenders will reduce the Death Benefit, the Amount Insured and the Contract Value of the Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

     -    Effects of Policy Loans

          A Policy loan, whether or not repaid, will affect your Policy's Contract Value over time because we transfer the amount of the loan from the Investment Options and the Fixed Account to the Loan Account and hold it as collateral. As a result, the loan collateral does not participate in the investment results of the Investment Options or the interest credited to the Fixed Account. A Policy loan also reduces the Death Benefit proceeds and could make it more likely that a Policy will lapse.

     -    Credit Risk

          The Death Benefit guarantees, rider guarantees and the Fixed Account obligations depend on the Company's financial ability to fulfill their obligations. You should review the Company's financial statements, which are available upon request and are attached to the Statement of Additional Information.

     -    Increase in Current Fees and Expenses

          Certain Policy fees and expenses are currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

     -    Flexible Premium Payments

          Even if you send us your Planned Premium (as illustrated) your Policy may still lapse if poor investment performance and/or certain Policy transactions substantially reduce your Contract Value.

     -    Policy is Not Suited for Short-Term Investment

          We designed the Policy to meet long-term financial goals. You should not purchase this Policy to meet any short-term investment goals or if you think you will surrender all or part of your Policy in the short-term.

                               FUND COMPANY RISKS

          A comprehensive discussion of the risks of each Fund may be found in each Fund Company's prospectus.

          Each Fund has its own goal, investment objective and investment strategies that affect the risks associated with investing in that Fund.

A Fund always carries investment risks although some types carry more risk than others. Generally, the higher the potential return, the higher the risk of loss. Before you decide which Funds to choose, you should consider whether the goals and risks of a Fund are a good fit for your investment plan.

There is no assurance that any of the Funds will achieve their stated investment objective.

                                   FEE TABLES

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy or surrender the Policy. The tables disclose the Maximum Guaranteed Charge, the Current Charge and where the amount of a charge depends on the Insured's characteristics, such as age or rating classification, the charge for a Sample Insured.

                                TRANSACTION FEES


                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                AMOUNT DEDUCTED(1)



-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Front-End Sales Expense  Upon receipt of each     Current Charge:          7% of premium payments up to the
Charge(2)                Premium Payment                                   Target Premium in Policy Years 1 -- 7
                                                                           and 3.5% thereafter; plus 0% on
                                                                           premiums received in excess of the
                                                                           Target Premium in all Policy Years

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       9% OF PREMIUM PAYMENT UP TO THE
                                                                           TARGET PREMIUM IN ALL POLICY YEARS
                                                                           AND 5% ON PREMIUM PAYMENTS IN EXCESS
                                                                           OF THE TARGET PREMIUM IN ALL POLICY
                                                                           YEARS.

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Surrender Charge         When you fully or        Current Charge:          No charge
                         partially surrender
                         your Policy.

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       NO CHARGE

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Transfer Charge          When you transfer        Current Charge:          No charge
                         Contract Value among
                         the Investment Options

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       UP TO SIX FREE TRANSFERS A YEAR; $10
                                                                           PER TRANSFER THEREAFTER

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Dollar-Cost Averaging    When you make a          Current Charge:          No charge
(DCA Program)            transfer under the DCA
                         Program

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       UP TO SIX FREE TRANSFERS A YEAR; $10
                                                                           PER TRANSFER THEREAFTER(3)

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Illustrations            When you request an      Current Charge:          No charge
                         illustration after the
                         Policy is issued

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       $15 PER ILLUSTRATION

-----------------------------------------------------------------------------------------------------------------


---------
(1) Current and Guaranteed charges may vary in certain states but will not exceed the Guaranteed charges shown above. The rates may vary depending on age, gender, policy duration and the amount of insurance coverage. These rates may not be representative of the charge that a particular policy owner would pay. To obtain information on the rates/charges that would apply to you, please contact your agent or registered representative.
(2) The current and guaranteed charges for the Front-End Sales Expense Charge includes the Premium Tax Charge and the Federal Deferred Acquisition Cost Charge. See "Policy Charges and Deductions" for more information.
(3) For DCA Program purposes only, a transfer consists of all transfers occurring on the same day pursuant to your direction on the DCA authorization form.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund expenses.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES


                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                  AMOUNT DEDUCTED



-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Cost of Insurance        Monthly on the           Current Charge:          Rates per $1000 of Insurance Risk for
Charge (COI)(1)          Deduction Day                                     the First Year of Coverage:
                                                                           Minimum: $0.0243(2)
                                                                           Maximum: $36.7685(3)

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       RATES PER $1000 OF INSURANCE RISK FOR
                                                                           FIRST YEAR OF COVERAGE:
                                                                           MINIMUM: $0.0884(4)
                                                                           MAXIMUM: $45.0595(3)

                         ----------------------------------------------------------------------------------------
                                                  Sample Charge for a 47   Rates per $1000 of Insurance Risk for
                                                  year-old unisex non-     First Year of Coverage:
                                                  smoker (guaranteed       Current: $0.1151
                                                  issue)                   Guaranteed: $0.4394

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Policy Administrative    Monthly on the           Current Charge:          $5.00
Expense Charges          Deduction Date

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       $5.00

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Mortality and Expense    Daily from the unloaned  Current Charge:          0.50% on an annual basis of the
Risk (M&E) Charge(5)     portion of the Contract                           amounts in the Investment Options for
                         Value invested in the                             Policy Years 1-4, 0.30% for Policy
                         Separate Account                                  Years 5-20 and 0.10% thereafter

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       0.75% ON AN ANNUAL BASIS FOR ALL
                                                                           POLICY YEARS

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Cost of Policy Loans(6)  In arrears, at the end   Current Charge:          0.60% on an annual basis of the loan
                         of each Policy Year                               amount for the first ten (10) Policy
                         from the Loan Account                             Years, 0.40% for Policy Years eleven
                                                                           (11) to twenty (20), and 0.25%
                                                                           thereafter.

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       1.00% ON AN ANNUAL BASIS OF THE LOAN
                                                                           AMOUNT FOR ALL POLICY YEARS

-----------------------------------------------------------------------------------------------------------------


---------
(1) The current cost of insurance charges shown are for a preferred nonsmoker underwriting and risk class while the Guaranteed charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO Tables). The cost of insurance rates listed do not reflect the addition of any "flat extras." Flat extras account for adverse risks that, if applied, would increase the cost of insurance rates shown above.
(2)   Sample charge for a female preferred non-smoker age 25.
(3) Sample charge for a male sub-standard smoker age 80 (fully underwritten) -- Table 10.
(4)   Sample charge for a female age 20.
(5) We are waiving the following amounts of the Mortality and Expense Risk Charge on the Subaccounts investing in the following Funds:



METROPOLITAN SERIES FUND, INC.
  Western Asset Management U.S.
  Government Portfolio            0.15%
MET INVESTORS SERIES TRUST
  BlackRock High Yield Portfolio  0.11%
  Harris Oakmark International    an amount equal to the fund expenses that are in excess
     Portfolio                    of 0.90%
  Loomis Sayles Global Markets    an amount equal to the fund expenses that are in excess
     Portfolio                    of 0.85%
  Lord Abbett Growth and Income   an amount equal to the fund expenses that are in excess
     Portfolio                    of 0.87%
  Lord Abbett Mid-Cap Value       an amount equal to the fund expenses that are in excess
     Portfolio                    of 1.12%
  MetLife Stock Index Portfolio   an amount equal to the fund expenses that are in excess
                                  of 0.265%
  MFS(R) Research International   an amount equal to the fund expenses that are in excess
     Portfolio                    of 1.18%
  PIMCO Inflation Protected Bond  an amount equal to the fund expenses that are in excess
     Portfolio                    of 0.65%
  Third Avenue Small Cap Value    an amount equal to the fund expenses that are in excess
     Portfolio                    of 1.10%


(6) The Policy Loan cost reflects the difference between the loan interest rate charged and the loan interest rate credited (see the Policy Loans section for more information).

                           CHARGES FOR OPTIONAL RIDERS


                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                  AMOUNT DEDUCTED



-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Insured Term Rider       Monthly on the           Current Charge:          Rates per $1000 of Insurance Risk for
(Cost of Insurance)      Deduction Day                                     the First Year of Coverage:
                                                                           Minimum: $0.0243(1)
                                                                           Maximum: $36.7685(2)

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       RATES PER $1000 OF INSURANCE RISK FOR
                                                                           FIRST YEAR OF COVERAGE:
                                                                           MINIMUM: $0.0884(3)
                                                                           MAXIMUM: $45.0595(2)

                         ----------------------------------------------------------------------------------------
                                                  Sample Charge for a 47   Rates per $1000 of Insurance Risk for
                                                  year-old unisex non-     First Year of Coverage:
                                                  smoker (guaranteed       Current: $0.1151
                                                  issue)                   Guaranteed: $0.4394

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Cash Value Enhancement   Not applicable           Current Charge:          No Charge
Rider

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       NO CHARGE

-----------------------------------------------------------------------------------------------------------------


---------
(1)   Sample charge for a female preferred non-smoker age 25.
(2) Sample charge for a male sub-standard smoker age 80 (fully underwritten) -- Table 10.
(3)   Sample charge for a female age 20.

                            FUND CHARGES AND EXPENSES

The next tables describe the Fund fees and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund's Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.

The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2006. The second table shows each Fund's fees and expenses, as a percentage of average daily net assets, as of December 31, 2006, unless otherwise noted. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES


                                                                         MINIMUM    MAXIMUM
                                                                         -------    -------


TOTAL ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
  Fund assets, including management fees, distribution and/or service
  fees (12b-1) fees, and other expenses)                                  0.14%      6.03%

FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                                                                                               NET TOTAL
                                                                                                                 ANNUAL
                                                                                                               OPERATING
                                             DISTRIBUTION              TOTAL    CONTRACTUAL FEE  NET TOTAL      EXPENSES
                                                AND/OR                 ANNUAL        WAIVER        ANNUAL      INCLUDING
                                 MANAGEMENT     SERVICE      OTHER   OPERATING   AND/OR EXPENSE  OPERATING     UNDERLYING
FUND                                 FEE     (12b-1) FEES  EXPENSES   EXPENSES   REIMBURSEMENT   EXPENSES*   FUND EXPENSES*
----                             ----------  ------------  --------  ---------  ---------------  ---------  ---------------


AIM VARIABLE INSURANCE FUNDS
   --  SERIES I
  AIM V.I. International Growth
     Fund......................     0.72%          --        0.39%     1.11%           --        1.11%(1)
AMERICAN CENTURY VARIABLE
  PORTFOLIOS, INC. -- CLASS I
  American Century VP Ultra(R)
     Fund......................     1.00%          --          --      1.00%           --        1.00%
AMERICAN FUNDS INSURANCE
  SERIES -- CLASS 2
  American Funds Global Growth
     Fund......................     0.55%        0.25%       0.03%     0.83%           --        0.83%
  American Funds Growth Fund...     0.32%        0.25%       0.02%     0.59%           --        0.59%
  American Funds Growth-Income
     Fund......................     0.27%        0.25%       0.01%     0.53%           --        0.53%
DELAWARE VIP TRUST -- STANDARD
  CLASS
  Delaware VIP Small Cap Value
     Series....................     0.72%          --        0.11%     0.83%           --        0.83%
DREYFUS VARIABLE INVESTMENT
  FUND -- INITIAL SHARES
  Dreyfus Variable Investment
     Fund Appreciation
     Portfolio.................     0.75%          --        0.07%     0.82%           --        0.82%
  Dreyfus Variable Investment
     Fund Developing Leaders
     Portfolio.................     0.75%          --        0.09%     0.84%           --        0.84%(3)
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS
  VIP Contrafund(R)
     Portfolio -- Initial
     Class.....................     0.57%          --        0.09%     0.66%           --        0.66%
  VIP Mid Cap
     Portfolio -- Service Class
     2.........................     0.57%        0.25%       0.11%     0.93%           --        0.93%
  VIP Overseas
     Portfolio -- Service Class
     2.........................     0.72%        0.25%       0.16%     1.13%           --        1.13%
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
  Franklin Small-Mid Cap Growth
     Securities Fund -- Class
     2.........................     0.48%        0.25%       0.30%     1.03%         0.01%       1.02%(2)
  Templeton Developing Markets
     Securities Fund -- Class
     2.........................     1.23%        0.25%       0.24%     1.72%           --        1.72%
  Templeton Foreign Securities
     Fund -- Class 2...........     0.63%        0.25%       0.18%     1.06%         0.03%       1.03%(2)
  Templeton Global Income
     Securities Fund -- Class
     1.........................     0.56%          --        0.16%     0.72%           --        0.72%
JANUS ASPEN SERIES -- SERVICE
  SHARES
  Global Technology Portfolio..     0.64%        0.25%       0.21%     1.10%           --        1.10%(3)
  Worldwide Growth Portfolio...     0.60%        0.25%       0.05%     0.90%           --        0.90%(4)
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
  Legg Mason Partners Variable
     Aggressive Growth
     Portfolio --
     Class I ++................     0.75%          --        0.02%     0.77%           --        0.77%
  Legg Mason Partners Variable
     Appreciation
     Portfolio -- Class I......     0.70%          --        0.02%     0.72%           --        0.72%(1)
  Legg Mason Partners Variable
     Capital & Income
     Portfolio -- Class I......     0.75%          --        0.08%     0.83%           --        0.83%
  Legg Mason Partners Variable
     Equity Index
     Portfolio -- Class I......     0.31%          --        0.02%     0.33%           --        0.33%
  Legg Mason Partners Variable
     Fundamental Value
     Portfolio -- Class I......     0.75%          --        0.02%     0.77%           --        0.77%
  Legg Mason Partners Variable
     International All Cap
     Opportunity Portfolio ++..     0.85%          --        0.09%     0.94%           --        0.94%

                                                                                                               NET TOTAL
                                                                                                                 ANNUAL
                                                                                                               OPERATING
                                             DISTRIBUTION              TOTAL    CONTRACTUAL FEE  NET TOTAL      EXPENSES
                                                AND/OR                 ANNUAL        WAIVER        ANNUAL      INCLUDING
                                 MANAGEMENT     SERVICE      OTHER   OPERATING   AND/OR EXPENSE  OPERATING     UNDERLYING
FUND                                 FEE     (12b-1) FEES  EXPENSES   EXPENSES   REIMBURSEMENT   EXPENSES*   FUND EXPENSES*
----                             ----------  ------------  --------  ---------  ---------------  ---------  ---------------

  Legg Mason Partners Variable
     Investors
     Portfolio -- Class I......     0.65%          --        0.07%     0.72%           --        0.72%
  Legg Mason Partners Variable
     Large Cap Growth
     Portfolio -- Class I ++...     0.75%          --        0.04%     0.79%           --        0.79%
  Legg Mason Partners Variable
     Social Awareness Portfolio
     ++........................     0.66%          --        0.12%     0.78%           --        0.78%
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST
  Legg Mason Partners Variable
     Government
     Portfolio -- Class I ++...     0.55%          --        0.13%     0.68%           --        0.68%
  Legg Mason Partners Variable
     Global High Yield Bond
     Portfolio -- Class I......     0.80%          --        0.18%     0.98%           --        0.98%
  Legg Mason Partners Variable
     Strategic Bond
     Portfolio -- Class I......     0.65%          --        0.16%     0.81%           --        0.81%
MET INVESTORS SERIES TRUST(5)
  Batterymarch Mid-Cap Stock
     Portfolio -- Class A......     0.70%          --        0.11%     0.81%           --        0.81%(6)
  BlackRock High Yield
     Portfolio -- Class A......     0.60%          --        0.32%     0.92%           --        0.92%(7)
  BlackRock Large-Cap Core
     Portfolio -- Class E......     0.63%        0.15%       0.22%     1.00%           --        1.00%(8)
  Harris Oakmark International
     Portfolio -- Class A......     0.78%          --        0.13%     0.91%           --        0.91%
  Janus Forty
     Portfolio -- Class A......     0.65%          --        0.06%     0.71%           --        0.71%(9)
  Loomis Sayles Global Markets
     Portfolio -- Class A......     0.70%          --        0.12%     0.82%           --        0.82%(10)
  Lord Abbett Bond Debenture
     Portfolio -- Class A......     0.50%          --        0.04%     0.54%           --        0.54%
  Lord Abbett Growth and Income
     Portfolio -- Class B......     0.50%        0.25%       0.03%     0.78%           --        0.78%
  Lord Abbett Mid-Cap Value
     Portfolio -- Class B......     0.68%        0.25%       0.07%     1.00%           --        1.00%
  Met/AIM Capital Appreciation
     Portfolio -- Class A......     0.77%          --        0.09%     0.86%           --        0.86%(11)
  Met/AIM Small Cap Growth
     Portfolio -- Class A......     0.87%          --        0.06%     0.93%           --        0.93%(12)
  MFS(R) Emerging Markets
     Equity Portfolio
      --  Class A..............     1.04%          --        0.29%     1.33%         0.03%       1.30%(13)
  MFS(R) Research International
     Portfolio -- Class B......     0.72%        0.25%       0.14%     1.11%           --        1.11%
  MFS(R) Value
     Portfolio -- Class A......     0.73%          --        0.23%     0.96%           --        0.96%(14)
  Neuberger Berman Real Estate
     Portfolio -- Class A......     0.64%          --        0.04%     0.68%           --        0.68%
  PIMCO Inflation Protected
     Bond Portfolio -- Class
     A.........................     0.50%          --        0.05%     0.55%           --        0.55%
  Pioneer Fund
     Portfolio -- Class A......     0.75%          --        0.30%     1.05%         0.05%       1.00%(15)
  Pioneer Strategic Income
     Portfolio -- Class A......     0.70%          --        0.12%     0.82%           --        0.82%(16)
  Third Avenue Small Cap Value
     Portfolio -- Class B......     0.74%        0.25%       0.04%     1.03%           --        1.03%
METROPOLITAN SERIES FUND,
  INC.(17)
  BlackRock Aggressive Growth
     Portfolio -- Class D......     0.72%        0.10%       0.06%     0.88%           --        0.88%
  BlackRock Bond Income
     Portfolio -- Class A......     0.39%          --        0.07%     0.46%         0.01%       0.45%(18)
  BlackRock Diversified
     Portfolio -- Class A......     0.44%          --        0.07%     0.51%           --        0.51%

                                                                                                               NET TOTAL
                                                                                                                 ANNUAL
                                                                                                               OPERATING
                                             DISTRIBUTION              TOTAL    CONTRACTUAL FEE  NET TOTAL      EXPENSES
                                                AND/OR                 ANNUAL        WAIVER        ANNUAL      INCLUDING
                                 MANAGEMENT     SERVICE      OTHER   OPERATING   AND/OR EXPENSE  OPERATING     UNDERLYING
FUND                                 FEE     (12b-1) FEES  EXPENSES   EXPENSES   REIMBURSEMENT   EXPENSES*   FUND EXPENSES*
----                             ----------  ------------  --------  ---------  ---------------  ---------  ---------------

  BlackRock Money Market
     Portfolio -- Class A......     0.34%          --        0.04%     0.38%         0.01%       0.37%(19)
  Capital Guardian U.S. Equity
     Portfolio -- Class A......     0.66%          --        0.06%     0.72%           --        0.72%
  FI Large Cap
     Portfolio -- Class A......     0.78%          --        0.06%     0.84%           --        0.84%(20)
  FI Value Leaders Portfolio
      --  Class D..............     0.64%        0.10%       0.07%     0.81%           --        0.81%
  MetLife Conservative
     Allocation
     Portfolio -- Class B......     0.10%        0.25%       0.09%     0.44%         0.09%       0.35%         0.96%(21)
  MetLife Conservative to
     Moderate Allocation
     Portfolio -- Class B......     0.10%        0.25%       0.02%     0.37%         0.02%       0.35%         1.00%(21)
  MetLife Moderate Allocation
     Portfolio -- Class B......     0.10%        0.25%       0.01%     0.36%         0.01%       0.35%         1.05%(21)
  MetLife Moderate to
     Aggressive Allocation
     Portfolio -- Class B......     0.10%        0.25%       0.01%     0.36%         0.01%       0.35%         1.10%(21)
  MetLife Aggressive Allocation
     Portfolio -- Class B......     0.10%        0.25%       0.07%     0.42%         0.07%       0.35%         1.10%(21)
  MetLife Stock Index
     Portfolio -- Class A......     0.25%          --        0.05%     0.30%         0.01%       0.29%(22)
  MFS(R) Total Return
     Portfolio -- Class F......     0.53%        0.20%       0.05%     0.78%           --        0.78%(23)
  Oppenheimer Global Equity
     Portfolio -- Class B......     0.53%        0.25%       0.09%     0.87%           --        0.87%
  Russell 2000(R) Index
     Portfolio -- Class A......     0.25%          --        0.11%     0.36%         0.01%       0.35%(24)
  T. Rowe Price Large Cap
     Growth Portfolio -- Class
     B.........................     0.60%        0.25%       0.08%     0.93%           --        0.93%
  Western Asset Management U.S.
     Government Portfolio
      --  Class A..............     0.50%          --        0.07%     0.57%           --        0.57%
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE CLASS
  Low Duration Portfolio.......     0.25%          --        0.40%     0.65%           --        0.65%
  Total Return Portfolio.......     0.25%          --        0.40%     0.65%           --        0.65%
PIONEER VARIABLE CONTRACTS
  TRUST -- CLASS II
  Pioneer Mid Cap Value VCT
     Portfolio.................     0.65%        0.25%       0.06%     0.96%           --        0.96%
PUTNAM VARIABLE TRUST -- CLASS
  IB
  Putnam VT Discovery Growth
     Fund......................     0.70%        0.25%       0.55%     1.50%           --        1.50%
ROYCE CAPITAL FUND
  Royce Micro-Cap Portfolio....     1.25%          --        0.06%     1.31%           --        1.31%
  Royce Small-Cap Portfolio....     1.00%          --        0.08%     1.08%           --        1.08%
VANGUARD(R) VARIABLE INSURANCE
  FUND
  Diversified Value Portfolio..     0.37%          --        0.03%     0.40%           --        0.40%
  Equity Index Portfolio.......     0.11%          --        0.03%     0.14%           --        0.14%
  International Portfolio......     0.39%          --        0.05%     0.44%           --        0.44%
  Mid-Cap Index Portfolio......     0.20%          --        0.04%     0.24%           --        0.24%
  Small Company Growth
     Portfolio.................     0.35%          --        0.03%     0.38%           --        0.38%
THE MERGER FUND VL.............     1.25%          --        4.78%     6.03%         4.63%       1.40%(25)


-------
* Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
++ Fees and expenses for this Portfolio are based on the Portfolio's fiscal year ended October 31, 2006.

-------
(1) Other Expenses include 0.01% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.
(2) Other Expenses include 0.01% for the Franklin Small-Mid Cap Growth Securities Fund, 0.03% for the Templeton Foreign Securities Fund, of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year. The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange Commission (SEC).
(3) Other Expenses include 0.02% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.
(4) The Portfolio pays an investment advisory fee rate that may adjust up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the management fee rate shown in the table by a variable of up to 0.15%, assuming constant assets. The management fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Because a fee waiver will have a positive effect upon the Portfolio's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
(5) Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year.
(6) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year.
(7) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.
(8) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year. This is a new share class for this Portfolio. Operating expenses are estimated based on the expenses of the Class A shares of the Portfolio.
(9) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year.
(10) The fees and expenses shown in the table are annualized, based on the Portfolio's May 1, 2006 start date.
(11) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year. The Portfolio's fiscal year end has been changed from 10/31 to 12/31. The fees and expenses shown are for the Portfolio's last fiscal year ended October 31, 2006.
(12) The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.
(13) Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 1.30%, excluding 12b-1 fees. The fees and expenses shown in the table are annualized, based on the Portfolio's May 1, 2006 start date.
(14) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.
(15) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 1.00%, excluding 12b-1 fees.
(16) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year. The Portfolio's fiscal year end has been changed from 10/31 to 12/31. The fees and expenses shown are for the Portfolio's last fiscal year ended October 31, 2006.
(17) Other Expenses have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
(18) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion.
(19) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.
(20) The Management Fee has been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
(21) These Portfolios are "funds of funds" that invest substantially all of their assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolios invest in other underlying portfolios, each Portfolio will also bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The weighted average of the total operating expenses of the underlying portfolios, after any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 0.61% for the MetLife Conservative Allocation Portfolio, 0.65% for the MetLife Conservative to Moderate Allocation Portfolio, 0.70% for the MetLife Moderate Allocation Portfolio, 0.75% for the MetLife Moderate to Aggressive Allocation Portfolio and 0.75% for the MetLife Aggressive Allocation Portfolio. The total operating expenses of the Portfolios, including the weighted average of the total operating expenses of the underlying portfolios, before any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 1.05% for the MetLife Conservative Allocation Portfolio, 1.02% for the MetLife Conservative to Moderate Allocation Portfolio, 1.07% for the MetLife Moderate Allocation Portfolio, 1.11% for the MetLife Moderate to Aggressive Allocation Portfolio and 1.18% for the MetLife Aggressive Allocation Portfolio. Contract and Policy Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A Contract or Policy Owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by MetLife Advisers, LLC. (See the fund prospectus for a description of each Portfolio's target allocation.) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit net total annual operating expenses of the Portfolio to 0.10%, excluding 12b-1 fees.
(22) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio to 0.243%.
(23) The Management Fee has been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
(24) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio to 0.243%. Other Expenses include 0.02% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.
(25) The Adviser has agreed to reduce its fees and reimburse The Merger Fund VL to the extent total annualized expenses exceed 1.40% of average daily net assets. The agreement expires July 1, 2013.

             DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNT AND FUNDS

--------------------------------------------------------------------------------

                              THE INSURANCE COMPANY

METLIFE INSURANCE COMPANY OF CONNECTICUT is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

The Company is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, 185 Asylum Street, Hartford, Connecticut 06103-3415.

                 THE SEPARATE ACCOUNT AND ITS INVESTMENT OPTIONS

Under Connecticut law, MetLife Insurance Company of Connecticut sponsors a separate account: the MetLife of CT Fund UL III for Variable Life Insurance ("FUND UL III"). Separate accounts are primarily designed to keep policy assets separate from other company assets. Premium Payments that you invest in the Investment Options are deposited in Fund UL III. The income, gains, and losses are credited to, or charged against Fund UL III without regard to the income, gains or losses from any other Investment Option or from any other business of the Company.

The MetLife of CT Fund UL III for Variable Life Insurance was established on January 15, 1999 under the laws of Connecticut and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account."

Fund UL III is divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Fund of the same name. Fund UL III purchases shares of the Funds at net asset value (i.e., without a sales charge) and receives all dividends and capital gains distributions from each Fund, and reinvests in additional shares of that Fund. Finally, the assets of Fund UL III may not be used to pay any liabilities of the Company other than those arising from the Policies, and the Company is obligated to pay all amounts promised to Policy Owners under the Policy.

                                    THE FUNDS

The Funds offered through this Policy are listed below. From time to time we may make new Funds available. Some Funds may not be available in certain states. Each Fund is a portfolio of an open-end, management investment company that is registered under the Investment Company Act of 1940. These Funds are not publicly traded and are offered only through variable annuity contracts, variable life insurance products, and maybe in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Fund.

We select the Funds offered through this product based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure and brand recognition, performance and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or subadviser is one of our affiliates or whether the Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. For additional information on these arrangements, see "Payments We Receive." We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Contract Value if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant allocations from Policy Owners. In some cases, we have included Funds based on recommendations made by broker-dealer firms.

WE DO NOT PROVIDE INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR POLICY RESULTING FROM PERFORMANCE OF THE FUNDS YOU HAVE CHOSEN.

If investment in the Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for purposes of the Policy, or for any other reason in our sole discretion, we may substitute another Fund or Funds without your consent. The substituted Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Premiums, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Funds to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.

In certain circumstances, the Company's ability to remove or replace a Fund may be limited by the terms of a five-year agreement between MetLife, Inc. (MetLife) and Legg Mason, Inc. (Legg Mason) relating to the use of certain Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which the Company can remove a Fund, which in some cases, may differ from the Company's own selection criteria. In addition, during the term of the agreement, subject to the Company's fiduciary and other legal duties, the Company is generally obligated in the first instance to consider Funds advised by Legg Mason affiliates in seeking to make a substitution for a Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. (Citigroup) as part of MetLife's acquisition of The Travelers Insurance Company (now MetLife Insurance Company of Connecticut) and The Travelers Life and Annuity Company (now MetLife Life and Annuity Company of Connecticut) from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason. The agreement also obligates Legg Mason to continue making payments to the Company with respect to Funds advised by Legg Mason affiliates, on the same terms provided for in administrative services agreements between Citigroup's asset management affiliates and the Travelers insurance companies that predated the acquisition.

PAYMENTS WE RECEIVE. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC, and Met Investors Advisory LLC) or subadviser of a Fund, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. These payments may be derived, in whole or in part, from the advisory fees deducted from Fund assets. Policy Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. See the Funds' prospectus for more information. The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or their affiliates) may pay the Company more than others. These percentages currently range up to .50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

The Company and/or certain of its affiliated insurance companies have joint ownership interests in its affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are formed as "limited liability companies." The Company's ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Funds. The Company will benefit accordingly from assets allocated to the Funds to the extent they result in profits to the advisers. (See "Fund Fees and Expenses" for information on the management fees paid by the Funds and the Fund's Statement of Additional Information for information on the management fees paid by the advisers to the subadvisers.)

Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Fund's prospectus. (See "Fund Fees and Expenses" and "Distribution and Compensation.") The payments are deducted from the assets of the Funds and are paid to us or our distributor, MetLife Investors Distribution Company. These payments decrease the Fund's investment return.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution and Compensation.")

Each Fund has different investment objectives and risks. The Fund prospectuses contain more detailed information on each Fund's investment strategy, investment advisers and its fees. YOU MAY OBTAIN A FUND PROSPECTUS BY CALLING 1-732-602-6400 OR THROUGH YOUR REGISTERED REPRESENTATIVE. We do not guarantee the investment results of the Funds.


             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------


AIM VARIABLE INSURANCE
  FUNDS -- SERIES I
  AIM V.I. International Growth    To provide long-term growth of     A I M Advisors, Inc.
     Fund                          capital.
AMERICAN CENTURY VARIABLE
  PORTFOLIOS, INC. -- CLASS I
  American Century VP Ultra(R)     Seeks long-term capital growth.    American Century Investment
     Fund                                                             Management, Inc.
AMERICAN FUNDS INSURANCE
  SERIES -- CLASS 2
  American Funds Global Growth     Seeks capital appreciation         Capital Research and Management
     Fund                          through stocks.                    Company
  American Funds Growth Fund       Seeks capital appreciation         Capital Research and Management
                                   through stocks.                    Company
  American Funds Growth-Income     Seeks both capital appreciation    Capital Research and Management
     Fund                          and income.                        Company
DELAWARE VIP TRUST -- STANDARD
  CLASS
  Delaware VIP Small Cap Value     Seeks capital appreciation.        Delaware Management Company
     Series
DREYFUS VARIABLE INVESTMENT
  FUND -- INITIAL SHARES
  Dreyfus Variable Investment      Seeks long-term capital growth     The Dreyfus Corporation
     Fund Appreciation Portfolio   consistent with the preservation   Subadviser: Fayez Sarofim & Co.
                                   of capital.  Its secondary goal
                                   is current income.
  Dreyfus Variable Investment      Seeks capital growth.              The Dreyfus Corporation
     Fund Developing Leaders
     Portfolio
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS
  VIP Contrafund(R)                Seeks long-term capital            Fidelity Management & Research
     Portfolio -- Initial Class    appreciation.                      Company
  VIP Mid Cap                      Seeks long-term growth of          Fidelity Management & Research
     Portfolio -- Service Class 2  capital.                           Company

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  VIP Overseas                     Seeks long-term growth of          Fidelity Management & Research
     Portfolio -- Service Class 2  capital.                           Company
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
  Franklin Small-Mid Cap Growth    Seeks long-term capital growth.    Franklin Advisers, Inc.
     Securities Fund -- Class 2
  Templeton Developing Markets     Seeks long-term capital            Templeton Asset Management Ltd.
     Securities Fund -- Class 2    appreciation.
  Templeton Foreign Securities     Seeks long-term capital growth.    Templeton Investment Counsel, LLC
     Fund -- Class 2                                                  Subadviser: Franklin Templeton
                                                                      Investment Management Limited
  Templeton Global Income          Seeks high current income,         Franklin Advisers, Inc.
     Securities Fund -- Class 1    consistent with preservation of
                                   capital, with capital
                                   appreciation as a secondary
                                   consideration.
JANUS ASPEN SERIES -- SERVICE
  SHARES
  Global Technology Portfolio      Seeks long-term capital growth.    Janus Capital Management LLC
  Worldwide Growth Portfolio       Seeks long-term growth of capital  Janus Capital Management LLC in a manner consistent with the
                                   preservation of capital.
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
  Legg Mason Partners Variable     Seeks capital appreciation.        Legg Mason Partners Fund Advisor,
     Aggressive Growth                                                LLC
     Portfolio -- Class I                                             Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks long-term appreciation of    Legg Mason Partners Fund Advisor,
     Appreciation                  capital.                           LLC
     Portfolio -- Class I                                             Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks total return (that is, a     Legg Mason Partners Fund Advisor,
     Capital & Income              combination of income and long-    LLC
     Portfolio -- Class I          term capital appreciation).        Subadviser: ClearBridge Advisors,
                                                                      LLC and Western Asset Management
                                                                      Company
  Legg Mason Partners Variable     Seeks investment results that,     Legg Mason Partners Fund Advisor,
     Equity Index                  before expenses, correspond to     LLC
     Portfolio -- Class I          the price and yield performance    Subadviser: Batterymarch
                                   of the S&P 500 Index.              Financial Management
  Legg Mason Partners Variable     Seeks long-term capital growth.    Legg Mason Partners Fund Advisor,
     Fundamental Value             Current income is a secondary      LLC
     Portfolio -- Class I          consideration.                     Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks total return on its assets   Legg Mason Partners Fund Advisor,
     International All Cap         from growth of capital and         LLC
     Opportunity Portfolio         income.                            Subadviser: Brandywine Global
                                                                      Investment Management, LLC
  Legg Mason Partners Variable     Seeks long-term growth of          Legg Mason Partners Fund Advisor,
     Investors Portfolio -- Class  capital. Current income is a       LLC
     I                             secondary objective.               Subadviser: ClearBridge Advisors,
                                                                      LLC

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  Legg Mason Partners Variable     Seeks long-term growth of          Legg Mason Partners Fund Advisor,
     Large Cap Growth              capital.                           LLC
     Portfolio -- Class I                                             Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks long-term capital            Legg Mason Partners Fund Advisor,
     Social Awareness Portfolio    appreciation and retention of net  LLC
                                   investment income.                 Subadviser: Legg Mason Investment
                                                                      Counsel, LLC
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST
  Legg Mason Partners Variable     Seeks high current return          Legg Mason Partners Fund Advisor,
     Government                    consistent with preservation of    LLC
     Portfolio -- Class I          capital.                           Subadviser: Western Asset
                                                                      Management Company
  Legg Mason Partners Variable     Seeks to maximize total return,    Legg Mason Partners Fund Advisor,
     Global High Yield Bond        consistent with the preservation   LLC
     Portfolio -- Class I          of capital.                        Subadvisor: Western Asset
                                                                      Management Company
  Legg Mason Partners Variable     Seeks to maximize total return,    Legg Mason Partners Fund Advisor,
     Strategic Bond                consistent with the preservation   LLC
     Portfolio -- Class I          of capital.                        Subadviser: Western Asset
                                                                      Management Company
MET INVESTORS SERIES TRUST
  Batterymarch Mid-Cap Stock       Seeks growth of capital.           Met Investors Advisory LLC
     Portfolio -- Class A                                             Subadviser: Batterymarch
                                                                      Financial Management
  BlackRock High Yield             Seeks to maximize total return,    Met Investors Advisory LLC
     Portfolio -- Class A          consistent with income generation  Subadviser: BlackRock Financial
                                   and prudent investment             Management, Inc.
                                   management.
  BlackRock Large-Cap Core         Seeks long-term capital growth.    Met Investors Advisory LLC
     Portfolio -- Class E                                             Subadviser: BlackRock Advisors,
                                                                      LLC
  Harris Oakmark International     Seeks long-term capital            Met Investors Advisory LLC
     Portfolio -- Class A          appreciation.                      Subadviser: Harris Associates
                                                                      L.P.
  Janus Forty Portfolio -- Class   Seeks capital appreciation.        Met Investors Advisory LLC
     A                                                                Subadviser: Janus Capital
                                                                      Management LLC
  Loomis Sayles Global Markets     The Portfolio seeks high total     Met Investors Advisory LLC
     Portfolio -- Class A          investment return through a        Subadviser: Loomis, Sayles &
                                   combination of capital             Company, L.P.
                                   appreciation and income.
  Lord Abbett Bond Debenture       Seeks to provide high current      Met Investors Advisory LLC
     Portfolio -- Class A          income and the opportunity for     Subadviser: Lord, Abbett & Co.
                                   capital appreciation to produce a  LLC
                                   high total return.
  Lord Abbett Growth and Income    Seeks long-term growth of capital  Met Investors Advisory LLC
     Portfolio -- Class B          and current income without         Subadviser: Lord, Abbett & Co.
                                   excessive fluctuations in the      LLC
                                   market value.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  Lord Abbett Mid-Cap Value        Seeks capital appreciation         Met Investors Advisory LLC
     Portfolio -- Class B          through investments primarily in   Subadviser: Lord, Abbett & Co.
                                   equity securities which are        LLC
                                   believed to be undervalued in the
                                   marketplace.
  Met/AIM Capital Appreciation     Seeks capital appreciation.        Met Investors Advisory LLC
     Portfolio -- Class A                                             Subadviser: AIM Capital
                                                                      Management, Inc.
  Met/AIM Small Cap Growth         Seeks long-term growth of          Met Investors Advisory LLC
     Portfolio -- Class A          capital.                           Subadviser: AIM Capital
                                                                      Management, Inc.
  MFS(R) Emerging Markets Equity   Seeks capital appreciation.        Met Investors Advisory LLC
     Portfolio -- Class A                                             Subadviser: Massachusetts
                                                                      Financial Services Company
  MFS(R) Research International    Seeks capital appreciation.        Met Investors Advisory LLC
     Portfolio -- Class B                                             Subadviser: Massachusetts
                                                                      Financial Services Company
  MFS(R) Value Portfolio -- Class  Seeks capital appreciation and     Met Investors Advisory LLC
     A                             reasonable income.                 Subadviser: Massachusetts
                                                                      Financial Services Company
  Neuberger Berman Real Estate     Seeks to provide total return      Met Investors Advisory LLC
     Portfolio -- Class A          through investment in real estate  Subadviser: Neuberger Berman
                                   securities, emphasizing both       Management, Inc.
                                   capital appreciation and current
                                   income.
  PIMCO Inflation Protected Bond   Seeks to provide maximum real      Met Investors Advisory LLC
     Portfolio -- Class A          return, consistent with            Subadviser: Pacific Investment
                                   preservation of capital and        Management Company LLC
                                   prudent investment management.
  Pioneer Fund Portfolio -- Class  Seeks reasonable income and        Met Investors Advisory LLC
     A                             capital growth.                    Subadviser: Pioneer Investment
                                                                      Management, Inc.
  Pioneer Strategic Income         Seeks a high level of current      Met Investors Advisory LLC
     Portfolio -- Class A          income.                            Subadviser: Pioneer Investment
                                                                      Management, Inc.
  Third Avenue Small Cap Value     Seeks long-term capital            Met Investors Advisory LLC
     Portfolio -- Class B          appreciation.                      Subadviser: Third Avenue
                                                                      Management
METROPOLITAN SERIES FUND, INC.
  BlackRock Aggressive Growth      Seeks maximum capital              MetLife Advisers, LLC
     Portfolio -- Class D          appreciation.                      Subadviser: BlackRock Advisors,
                                                                      LLC
  BlackRock Bond Income            Seeks competitive total return     MetLife Advisers, LLC
     Portfolio -- Class A          primarily from investing in        Subadviser: BlackRock Advisors,
                                   fixed-income securities.           LLC
  BlackRock Diversified            Seeks high total return while      MetLife Advisers, LLC
     Portfolio -- Class A          attempting to limit investment     Subadviser: BlackRock Advisors,
                                   risk and preserve capital.         LLC
  BlackRock Money Market           Seeks a high level of current      MetLife Advisers, LLC
     Portfolio -- Class A          income consistent with             Subadviser: BlackRock Advisors,
                                   preservation of capital.           LLC
  Capital Guardian U.S. Equity     Seeks long-term growth of          MetLife Advisers, LLC
     Portfolio -- Class A          capital.                           Subadviser: Capital Guardian
                                                                      Trust Company

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  FI Large Cap Portfolio -- Class  Seeks long-term growth of          MetLife Advisers, LLC
     A                             capital.                           Subadviser: Fidelity Management &
                                                                      Research Company
  FI Value Leaders                 Seeks long-term growth of          MetLife Advisers, LLC
     Portfolio -- Class D          capital.                           Subadviser: Fidelity Management &
                                                                      Research Company
  MetLife Conservative Allocation  Seeks high level of current        MetLife Advisers, LLC
     Portfolio -- Class B          income, with growth of capital as
                                   a secondary objective.
  MetLife Conservative to          Seeks high total return in the     MetLife Advisers, LLC
     Moderate Allocation           form of income and growth of
     Portfolio -- Class B          capital, with a greater emphasis
                                   on income.
  MetLife Moderate Allocation      Seeks a balance between a high     MetLife Advisers, LLC
     Portfolio -- Class B          level of current income and
                                   growth of capital, with a greater
                                   emphasis on growth of capital.
  MetLife Moderate to Aggressive   Seeks growth of capital.           MetLife Advisers, LLC
     Allocation
     Portfolio -- Class B
  MetLife Aggressive Allocation    Seeks growth of capital.           MetLife Advisers, LLC
     Portfolio -- Class B
  MetLife Stock Index              Seeks to equal the performance of  MetLife Advisers, LLC
     Portfolio -- Class A          the Standard & Poor's 500          Subadviser: MetLife Investment
                                   Composite Stock Price Index.       Advisors Company, LLC
  MFS(R) Total Return              Seeks a favorable total return     MetLife Advisers, LLC
     Portfolio -- Class F          through investment in a            Subadviser: Massachusetts
                                   diversified portfolio.             Financial Services Company
  Oppenheimer Global Equity        Seeks capital appreciation.        MetLife Advisers, LLC
     Portfolio -- Class B                                             Subadviser: OppenheimerFunds,
                                                                      Inc.
  Russell 2000(R) Index            Seeks to equal the return of the   MetLife Advisers, LLC
     Portfolio -- Class A          Russell 2000 Index.                Subadviser: MetLife Investment
                                                                      Advisors Company, LLC
  T. Rowe Price Large Cap Growth   Seeks long-term growth of capital  MetLife Advisers, LLC
     Portfolio -- Class B          and, secondarily, dividend         Subadviser: T. Rowe Price
                                   income.                            Associates, Inc.
  Western Asset Management U.S.    Seeks to maximize total return     MetLife Advisers, LLC
     Government                    consistent with preservation of    Subadviser: Western Asset
     Portfolio -- Class A          capital and maintenance of         Management Company
                                   liquidity.
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE CLASS
  Low Duration Portfolio           Seeks maximum total return,        Pacific Investment Management
                                   consistent with preservation of    Company LLC
                                   capital and prudent investment
                                   management.
  Total Return Portfolio           Seeks maximum total return,        Pacific Investment Management
                                   consistent with preservation of    Company LLC
                                   capital and prudent investment
                                   management.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

PIONEER VARIABLE CONTRACTS
  TRUST -- CLASS II
  Pioneer Mid Cap Value VCT        Seeks capital appreciation by      Pioneer Investment Management,
     Portfolio                     investing in a diversified         Inc.
                                   portfolio of securities
                                   consisting primarily of common
                                   stocks.
PUTNAM VARIABLE TRUST -- CLASS IB
  Putnam VT Discovery Growth Fund  Seeks long-term growth of          Putnam Investment Management, LLC
                                   capital.
ROYCE CAPITAL FUND
  Royce Micro-Cap Portfolio        Seeks long-term growth of          Royce & Associates, LLC
                                   capital.
  Royce Small-Cap Portfolio        Seeks long-term growth of          Royce & Associates, LLC
                                   capital.
VANGUARD(R) VARIABLE INSURANCE
  FUND
  Diversified Value Portfolio      Seeks to provide long-term         Barrow, Hanley, Mewhinney &
                                   capital appreciation and income.   Strauss, Inc.
  Equity Index Portfolio           Seeks to track the performance of  Vanguard Quantitative Equity
                                   a benchmark index that measures    Group
                                   the investment return of large-
                                   capitalization stocks.
  International Portfolio          Seeks to provide long-term         Schroder Investment Management
                                   capital appreciation.              North America, Inc. and Baillie
                                                                      Gifford Overseas Ltd.
  Mid-Cap Index Portfolio          Seeks to track the performance of  Vanguard Quantitative Equity
                                   a benchmark that measures the      Group
                                   investment return of mid-
                                   capitalization stocks.
  Small Company Growth Portfolio   Seeks to provide long-term         Granahan Investment Management,
                                   capital appreciation.              Inc. and Grantham, Mayo, Van
                                                                      Otterloo & Co., LLC
THE MERGER FUND VL                 Seeks to achieve capital growth    Westchester Capital Management,
                                   by engaging in merger arbitrage.   Inc.


---------
+ Closed to new investors. Certain closed Funds has been subject to a merger, substitution or other change. Please see Appendix B -- "Additional Information Regarding Funds" for more information.

                                  VOTING RIGHTS

The Company is the legal owner of Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain instructions on how to vote Fund shares from Policy Owners who have chosen the corresponding Investment Option. Accordingly, we will send you proxy materials and voting instructions. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Policy Owners, in the same proportion as shares for which we received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of the vote.

Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual or semi-annual report to Policy Owners.

                              CONFLICTS OF INTEREST

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to qualified plans. Due to differences in redemption rates, tax treatment or other considerations, the interests of various shareholders participating in a Fund could conflict. Each will be monitored for the existence of any material conflicts by its Board of Directors to determine what action, if any, should be taken. The prospectuses for the Funds have more details.

                                THE FIXED ACCOUNT
                      (MAY NOT BE AVAILABLE IN ALL STATES)

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the General Account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

You may allocate some of your Net Premium Payments and transfer some of your Contract Value to the Fixed Account, subject to certain restrictions. (See "Transfers.") We credit the portion of Contract Value allocated to the Fixed Account with interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined at our sole discretion and declared at the beginning of each calendar quarter and guaranteed only for that quarter. The interest rate will be included in your quarterly statements.

Under the Fixed Account, which is part of the Company's General Account, we assume the risk of investment gain or loss and guarantee a specified interest rate. The investment gain or loss of the Separate Account, the Investment Options or the Funds does not affect the Fixed Account portion of the Policy Owner's Contract Value. The Fixed Account will not share in the investment performance of our General Account. See the Transfers section for information on restrictions on transfers into and out of the Fixed Account.

                          POLICY CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.

The SERVICES AND BENEFITS we provide include:

     - the ability for you to make withdrawals and surrenders under the Policies;

     -    the ability for you to obtain a loan under the Policies;

     -    the Death Benefit paid on the death of the Insured;

     - making available a variety of Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing);

     - administration of the various elective options available under the Policies; and

     -    the distribution of various reports to Policy Owners.

The COSTS AND EXPENSES we incur include:

     - expenses associated with underwriting applications and increases in the Stated Amount;

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;

     - sales and marketing expenses including commission payments to your sales agent; and

     -    other costs of doing business.

RISKS we assume include:

     - that the Insured may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected; and

     - that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

                             CHARGES AGAINST PREMIUM

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (NET PREMIUM PAYMENT) among the Investment Options and the Fixed Account.

     - FRONT-END SALES EXPENSE CHARGE: We deduct a front-end sales charge from each Premium Payment received. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent. The Sales Expense Charge is summarized in the chart below.


                 SALES EXPENSE CHARGES ON A      SALES EXPENSE CHARGES ON A
                        CURRENT BASIS                 GUARANTEED BASIS
                ----------------------------    ----------------------------
                UP TO TARGET    ABOVE TARGET    UP TO TARGET    ABOVE TARGET
POLICY YEARS       PREMIUM         PREMIUM         PREMIUM         PREMIUM
------------    ------------    ------------    ------------    ------------


 Years 1 - 7          7%             0%              9%              5%
  Years 8+          3.5%             0%              9%              5%


Currently, 2.25% of the Sales Expense Charge is designed to compensate the Company for STATE PREMIUM TAXES owed by the Company associated with the receipt of Premium Payments, which cost is borne by the Policy Owner. These taxes vary from state to state and currently range from 0.75% to 3.50%. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction. Likewise, 1.25% of the Sales Expense Charge (up to Target Premium) is designed to compensate us for FEDERAL TAXES (federal deferred acquisition cost charge) associated with the receipt of Premium Payments, which cost is borne by the Policy Owner.

                         CHARGES AGAINST CONTRACT VALUE

MONTHLY DEDUCTION AMOUNT: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option's values attributable to the Policy and the Fixed Account. We deduct the amount on the first day of each Policy Month (the DEDUCTION DATE). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of (1) the Cost of Insurance Charge, (2) the Policy Administrative Expense Charge, and (3) charges for any Riders . These are described below.

     - COST OF INSURANCE CHARGE: The cost of insurance charge is the primary charge under your Policy for the life insurance protection (Coverage Amount) we provide you. THE COVERAGE AMOUNT IS EQUAL TO THE AMOUNT INSURED LESS THE CONTRACT VALUE. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses. The amount of the cost of insurance charge depends on: (1) the amount of life insurance coverage; (2) the Contract Value of your Policy on the date of the deduction; and (3) the current cost per dollar for insurance coverage.

     - There are maximum or GUARANTEED COST OF INSURANCE RATES associated with your Policy that are shown on the Policy Summary page of your Policy. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of the Insured.

     - The CURRENT COST OF INSURANCE RATES are based on the age, risk class and gender (unless unisex rates are required) of the Insured, as well as the method of underwriting we use in connection with processing your application for a Policy (See "Applying for a Policy"). The current rates are less than or equal to the guaranteed rates and they will never exceed the guaranteed rates in the future. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency. Nothing in the Policy will be affected by our actual mortality and expenses experienced under Policies issued. We will determine the current rates for the initial base Stated Amount and for each increase to the Stated Amount at the start of each Policy Year and will guarantee them for that Policy Year. Any change that we make in the current rates will be on a uniform basis for Insureds of the same age, sex, duration and rate class.

     - POLICY ADMINISTRATIVE EXPENSE CHARGE: A $5.00 fee. (current and guaranteed)

     - CHARGES FOR RIDERS: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.

     -    SURRENDER CHARGES: There is no surrender charge.

                      CHARGES AGAINST THE SEPARATE ACCOUNT
             (NOT ASSESSED ON CONTRACT VALUES IN THE FIXED ACCOUNT)

MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge for mortality and expense risks from the assets in the Investment Options. The mortality risk assumed under the Policies is that the Insured may not live as long as expected. The expense risk charge assumed is that the expenses incurred in issuing and administering the Policies may be greater than expected. In addition, a portion of the mortality and expense risk charge may be used to pay sales commissions and expenses.


                M&E CHARGE ON A     M&E CHARGE ON A
                 CURRENT BASIS     GUARANTEED BASIS
POLICY YEARS        (ANNUAL)           (ANNUAL)
------------    ---------------    ----------------


    1 - 4            0.50%               0.75%
   5 - 20            0.30%               0.75%
21 and after         0.10%               0.75%


                                  FUND CHARGES

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds. See the "Fee Tables" section in this prospectus and the Fund company prospectuses for information on the Fund charges.

                 MODIFICATION, RESERVED RIGHTS AND OTHER CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of Policies on the lives of certain employees, or in other situations where groups of Policies will be purchased at one time. We may modify (increase, decrease or eliminate) the mortality and expense risk charge, front-end sales charges and monthly policy administrative expense charges in such arrangements to reflect the increased or decreased sales expenses, administrative costs and/or mortality and expense risks we expect to incur as a result of sales to a particular group. We will not modify these charges in ways that will be unfairly discriminatory to any person.

We reserve the right to charge for transfers, Dollar Cost Averaging, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.

                               POLICY DESCRIPTION

--------------------------------------------------------------------------------

The Policy is both an insurance product and a security. The Policy is first and foremost a life insurance policy with death benefits, contract values and other features traditionally associated with life insurance. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease to reflect the performance of the Funds and/or the Fixed Account that you direct your Net Premium Payments to. The Policy is non-participating, which means the Company will not pay dividends on the Policy.

                              APPLYING FOR A POLICY

To purchase a Policy, an APPLICATION on the Insured must be submitted to us with information that includes:

     -    Requested Stated Amount (minimum of $50,000)

     -    Death Benefit Option

     -    Beneficiary

     -    Investment Option selections, and

     -    Rider selections.

Policies generally will be issued only on the life of an Insured between the ages of 20-80. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insured and may require medical examinations and additional information about the proposed Insured before the application is approved. There are three types of underwriting available under the Policy. We decide which type to use based on the total number of eligible possible Insureds within the eligible group for whom a Policy could be purchased and the percentage of those Insureds for whom a Policy is actually purchased. The three types of underwriting are:

     - Guaranteed Issue -- requires the least evidence of insurability and rating classification.

     - Simplified Underwriting -- requires more evidence of insurability and rating classification.

     - Full Underwriting -- requires the most evidence of insurability and rating classification.

An Insured who qualifies for standard or preferred risk classification under full underwriting may pay higher cost of insurance rates if simplified underwriting or guaranteed issue is applied.

A Policy will be issued only after the underwriting process is completed to our satisfaction (ISSUE DATE). The POLICY DATE (shown on the Policy Summary) is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy years). If you pay your initial premium with your application, we will deposit that premium in a non-interest bearing account during the underwriting period.

We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured.

                       RIGHT TO CANCEL (FREE LOOK PERIOD)

An applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of

     (1)  10 days after delivery of the Policy to the Policy Owner, or

     (2)  45 days of completion of the Policy application, or

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

     (4)  later if required by state law.

Depending on state law, we will refund either:

     (1)  All Premium Payments less any Outstanding Loans, or

     (2) The Contract Value of the Policy on the date we received the returned Policy, plus any charges and expenses that were deducted, less any Outstanding Loans.

During the Right to Cancel period, we allocate Net Premium Payments to the BlackRock Money Market Portfolio or equivalent money market portfolio unless you purchase a Policy in a state that permits us to refund Contract Value. If you purchase the Policy in a state that permits us to refund Contract Value, we will invest your Net Premium Payments in the Investment Options you select during the Right to Cancel period.

                              WHEN COVERAGE BEGINS

Except as stated in the Temporary Insurance Agreement, no insurance will take effect prior to the later of the Issue Date or the Policy Date shown on the Policy Summary. Insurance issued will take effect on the later of the Issue Date of the Policy Date shown on the Policy Summary if, on the later of the Policy Date or the Issue Date, the health and other conditions relating to insurability remain complete and true as described in the application.

You may request a Policy Date of up to twelve months prior to the Issue Date for the purpose of preserving a younger Age, or other reasons, subject to our administrative procedures and state laws (a "back-dated policy"). In many but not all cases, a younger Age will result in a smaller Planned Premium and lower cost of insurance charges. However, we will deduct the Monthly Deduction Amount under the Policy beginning on the Policy Date even though insurance coverage will not be effective until the Issue Date of the Policy.

                    INCOME TAX FREE 'SECTION 1035' EXCHANGES

You can generally exchange one life insurance policy for another in a 'tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for
Section 1035 treatment, you may have to pay federal income tax on the gain and potentially an early withdrawal or other penalty on the exchange. You should not exchange an existing life insurance policy for this one unless you determine, after knowing all the facts and consultation with a tax adviser, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                             OWNERSHIP/POLICY RIGHTS

The POLICY OWNER is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy while the Insured is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

     -    Assigning the Policy

          The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before assigning the Policy.

     -    Receiving the Maturity Benefit

          If the Insured is living on the Maturity Date, we will pay you the Contract Value of the Policy as of the Maturity Date, less any:

          1.   Outstanding Loan;

          2.   Monthly Deduction Amount due but not paid; and

          3. Amount payable to an assignee under a collateral assignment of the Policy.

          Upon maturity, insurance ends and we have no further obligation under the Policy.

     -    Changing or Revoking a Beneficiary

          The BENEFICIARY is named in the Policy application and is the person who receives the Death Benefit when the Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

          Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while the Insured is living and while your Policy is in force by writing us at our Administrative Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.

     -    Decreases in the Stated Amount of Insurance

          You may request a decrease in the Stated Amount after the first Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:

          1.   against the most recent increase in the Stated Amount;

          2.   to other increases in the reverse order in which they occurred;
               and

          3.   to the initial Stated Amount.

          A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income.

          We will send you a supplemental Policy Summary reflecting any change. We reserve the right to limit the number of decreases to the Stated Amount to one each Policy Year.

     -    Changing the Death Benefit Option

          After the first Policy Year, if the Insured is still alive you may change the Death Benefit Option by sending a written request to the Company. The Stated Amount will be adjusted so the Coverage Amount remains level. There is no other direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of the Coverage Amount. The Cost of Insurance Charge, which is based on the Coverage Amount, may be different in the future. The following changes in Death Benefit Options are permissible: Options 1-2, Options 2-1 and Options 3-1.

          If the option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the option is changed from Option 2 to Option 1, the Stated Amount will be increased by the amount of the Contract Value at the time of the option change. If the option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change.

          It is not permitted to change from Option 3 to Option 2, from Option 1 to Option 3 and from Option 2 to Option 3.

     - Increases in the Stated Amount (requires additional underwriting approval)

          You may request an increase to the Stated Amount after the first Policy Year and prior to the Policy Anniversary on which the Insured is age 80. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. We will require you to submit a new application and evidence of insurability in consideration of the attained age of the Insured at the time the increase is requested. The effective date of any increase in Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the applicant.

          We reserve the right to limit the number of increases to the Stated Amount to one each Policy Year.

Written requests for changes should be sent to our Administrative Office. Some of these Policy changes may have tax consequences. You should consult a tax adviser before requesting any of these changes.

                                    PREMIUMS

--------------------------------------------------------------------------------

               AMOUNT, FREQUENCY AND DURATION OF PREMIUM PAYMENTS

The Policy allows you to choose the amount and frequency (e.g., monthly, semi-annually, annually) of your Premium Payments within certain guidelines (PLANNED PREMIUM). The amount of your Premium Payment will vary based on factors including: the age, sex and rating classification of the Insured. The minimum initial premium we will accept is the amount necessary to pay the Monthly Deduction Amount due.

Prior to the Maturity Date, you may request a change in the amount and frequency of your Planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage.

You may make Premium Payments by:

     - mailing a check, payable to MetLife Insurance Company of Connecticut, to: MetLife Insurance Company of Connecticut, Specialized Benefit Resources, at our Administrative Office;

     - by direct checking account deductions (you must complete a pre-authorization collection form) (this method of premium payment is not currently available); or

     -    by wire transfer.

We do not accept Premium Payments made in cash or by money orders. The form in which we receive a Premium Payment may determine how soon subsequent disbursement requests may be fulfilled. See "Other Policy Information - Payment and Suspension of Valuation."

If you do not make your Planned Premium Payment on schedule, your policy may lapse. In addition, even if you make your Planned Premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In either of these cases, before your Policy lapses your Policy will be in default and a GRACE PERIOD will begin. Thirty days after the default happens we will send you a lapse notice stating the amount due to keep the Policy in effect and the date by which you must pay it. If the Insured dies during the Grace Period before you have paid the required premium, we will still pay the Death Benefit under the Policy although we will reduce the Death Benefit proceeds by any Monthly Deduction Amount due and the amount of any Outstanding Loans. If the required Premium Payment is not paid within 31 days (subject to state law) after the notice is sent, the Policy will lapse.

                         ALLOCATION OF PREMIUM PAYMENTS

During the underwriting period, any Net Premium Payments we receive will be placed in a non-interest bearing account. On the Policy Date we will allocate your Net Premium Payments to the Investment Options and Fixed Account in the percentages you indicate on the application (premium allocation instructions). However, if state law requires us to return Premium Payments if you exercise your right to cancel the Policy during the Right to Cancel period, then, we will allocate your Net Premium Payments to the BlackRock Money Market Portfolio or equivalent money market portfolio from the Policy Date until the end of the Right to Cancel period, and thereafter to the Investment Options and Fixed Account you selected.

Any allocation must be at least 5% and must be a whole percentage. We are not currently enforcing these restrictions but reserve the right to do so in the future.

You may change your Premium Payment allocation instructions upon written request to us (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future Premium Payments will be allocated in accordance with the new allocation, unless we receive contrary written instructions.

Unless underwriting is required, we will process a Premium Payment or other transaction as of the next computed Accumulation Unit Value of an Investment Option following our receipt of the Premium Payment or other transaction request in good order.

                            VALUES UNDER YOUR POLICY

--------------------------------------------------------------------------------

                                 CONTRACT VALUE

Each Policy has a CONTRACT VALUE that is used as the basis for determining Policy benefits and charges. On each business day your Policy has a Contract Value, which we use to determine how much money is available to you for loans, surrenders and in some cases the Death Benefit.

A Policy's Contract Value is the sum of the values held in the Investment Options, the Fixed Account and the Loan Account. A Policy's Contract Value will change daily, has no guaranteed minimum value and may be more or less than the Premiums paid. We calculate the Policy's Contract Value each day the New York Stock Exchange is open for trading (a VALUATION DATE). The period between successive Valuation Dates is called a VALUATION PERIOD.

The Contract Value will increase or decrease depending on the investment performance of the Investment Options, the Premium Payments you make, the fees and charges we deduct and any Policy transactions (loans, withdrawals, surrenders) you make.

                           INVESTMENT OPTION VALUATION

The value of each Investment Option is measured in ACCUMULATION UNITS. We value each Investment Option on each Valuation Date. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option's Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the corresponding NET INVESTMENT FACTOR (see below) for the Valuation Period just ended. For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.

The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.



                                                                            a
We determine the NET INVESTMENT FACTOR for any Valuation Period using    ------    - c
  the following equation:                                                   b


A is:

     1. the net asset value per share of the Fund held in the Investment Option as of the Valuation Date; plus

     2. the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended; plus or minus

     3. a per-share charge or credit, as we may determine on the Valuation Date for tax reserves; and

B is:

     1. the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date; plus or minus

     2. the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date; and

C is the applicable Investment Option deduction for the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

Net Premium Payments will be credited to your Policy based on the Accumulation Unit Value next determined of the applicable Investment Option after we receive the Premium Payment in good order.

Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Value of the Investment Options involved as of the next Valuation Date after we receive your request for transfer at our Administrative Office.

                             FIXED ACCOUNT VALUATION

The Fixed Account value on the Policy Date is equal to the portion of the initial Net Premium Payment allocated to the Fixed Account. The Fixed Account value on each subsequent day is equal to the Fixed Account value on the preceding day, plus:

     a. Net Premium Payments allocated to the Fixed Account since the preceding day

     b. Amounts transferred to the Fixed Account from the Investment Options and the Loan Account since the preceding day

     c.   Interest credited to the Fixed Account since the preceding day,

     minus:

     d. Amounts transferred out of the Fixed Account to the Investment Options and the Loan Account since the preceding day

     e. Amounts transferred out of the Fixed Account to pay applicable Deduction Amount charges (the portion of the Deduction Amount charged will be based upon the proportion of the Fixed Account value relative to the CONTRACT VALUE) since the preceding day

     f. Any transfer charges that have been deducted from the Fixed Account since the preceding day

     g. Any surrender amounts that have been deducted from the Fixed Account since the preceding day

     h. Any Stated Amount decrease charges that have been deducted from the Fixed Account since the preceding day.

                             LOAN ACCOUNT VALUATION

When you borrow money from us using the Policy as collateral for the loan, we transfer an amount equal to the loan from the Investment Options (pro-rata) to the Loan Account as collateral for that loan. Loan amounts will be transferred from the Fixed Account only if insufficient amounts are available in the Investment Options. You may borrow up to 100% of the Policy's Cash Surrender Value. The value in the Loan Account is charged a fixed rate of interest declared by us that will not exceed 5.00%. We charge this interest in arrears at the end of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually. Currently, we credit the value in the Loan Account 4.40% in Policy Years 1-10, 4.60% in Policy Years 11-20, and 4.75% in Policy Years 21 and later.

When we determine a Policy's Contract Value, the value in the Loan Account (i.e., the amount we transferred from the Investment Options and the Fixed Account to secure the loan, adjusted for any repayments or additional Policy loans) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options and the Fixed Account.

                                    TRANSFERS

--------------------------------------------------------------------------------

                           TRANSFERS OF CONTRACT VALUE

Generally, you may transfer Contract Value among the Investment Options. Transfer requests received at our Administrative Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

MARKET TIMING/EXCESSIVE TRADING

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET.

Frequent requests from Policy Owners to transfer Contract Value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt Fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g. beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e. AIM V.I. International Growth Fund, American Funds Global Growth Fund, BlackRock High Yield Portfolio, Delaware VIP Small Cap Value Series Fund, Dreyfus Variable Investment Fund Developing Leaders Portfolio, Fidelity VIP Overseas Portfolio, Franklin Small-Mid Cap Growth Securities Fund, Harris Oakmark International Portfolio, Janus Aspen Global Technology Portfolio, Janus Aspen Worldwide Growth Portfolio, Legg Mason Partners Variable Global High Yield Bond Portfolio, Legg Mason Partners Variable International All Cap Opportunity Portfolio, Legg Mason Partners Variable Strategic Bond Portfolio, Loomis Sayles Global Markets Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS(R) Emerging Markets Equity Portfolio, MFS(R) Research International Portfolio, Oppenheimer Global Equity Portfolio, Pioneer Strategic Income Portfolio, Royce Microcap Portfolio, Royce Small Cap Portfolio, Russell 2000(R) Index Portfolio, Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund, Templeton Global Income Securities Fund, Third Avenue Small Cap Value Portfolio, Vanguard V.I. International Portfolio, Vanguard V.I. Small Company Growth Portfolio-the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. In addition, as described below, we intend to treat all American Funds Insurance Series portfolios, that is, American Funds Global Growth Fund, American Funds Growth Fund and American Funds Growth-Income Fund ("American Funds portfolios") as Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if for each category of international, small-cap and high-yield Funds, in a 12-month period there were,
(1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Contract Value; and (3) two or more "round-trips" involving any Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

American Funds Monitoring Policy. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; any additional violation will result in the imposition of the transfer restrictions described below. Further, as Monitored Funds, American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions, and transfer restrictions may be imposed upon a violation of either monitoring policy. Although we do not have the operational or systems capability at this time to impose the American Funds monitoring policy and/or to treat all of the American Funds portfolios as Monitored Funds under our policy, we intend to do so in the future.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we will exercise our contractual right to revise, suspend or eliminate transfer privileges, including limiting the acceptable mode of requesting transfers, and thereafter will only accept transfer requests via regular U.S. mail (and overnight delivery services) and will reject transfer requests requested via facsimile, telephone or Internet. This restriction will apply to all Policies within a 'plan' (i.e. arrangements where an employer or trustee will own a group of Policies on the lives of certain employees or in other instances, where a group of Policies will be purchased at one time) unless the employer, trustee or other administrator has the ability to apply a transfer restriction meeting our requirements to individual Policies. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Policy Owners. We may, among other things:

     - reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or

     - reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Fund and there are no arrangements in place to permit any policy owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Fund to restrict or prohibit further allocations or transfers by specific Policy Owners who violate the frequent trading policies established by the Fund.

In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds are generally "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares as a result of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single policy owner. You should read the Fund prospectuses for more details.

We reserve the right to limit the number of free transfers among the Investment Options to six in any Policy Year and to charge a $10 transfer fee for each additional transfer that we allow. We also reserve the right to limit the number of transfers between the Fixed Account and the Separate Account to two in any Policy Year. See below for additional restrictions involving transfers between the Fixed Account and the Separate Account.

   TRANSFER OF CONTRACT VALUE FROM THE FIXED ACCOUNT TO THE INVESTMENT OPTIONS

Transfers from the Fixed Account must be made within 30 days after your Policy Anniversary or semi-anniversary. We reserve the right to limit the amount transferred from the Fixed Account to the Investment Options to 25% of the Contract Value in the Fixed Account. We are not currently enforcing these restrictions but reserve the right to do so in the future.

   TRANSFER OF CONTRACT VALUE FROM THE INVESTMENT OPTIONS TO THE FIXED ACCOUNT

Transfers to the Fixed Account may not be made prior to the first Policy Anniversary or within 12 months of any prior transfer. We reserve the right to restrict the amount transferred to the Fixed Account to 20% of the portion of the Contract Value attributable to the Investment Options at the end of the prior Valuation Period. We reserve the right to refuse transfers to the Fixed Account if the Fixed Account is greater than or equal to 30% of the Contract Value. We are not currently enforcing these restrictions but reserve the right to do so in the future.

                       DOLLAR-COST AVERAGING (DCA PROGRAM)

You may establish automated transfers of CONTRACT VALUE on a monthly or quarterly basis from any Investment Option to any other available Investment Option by completing our DCA authorization form or through other written request acceptable to us. You must have a minimum of $1000 of CONTRACT VALUE to enroll in the DCA Program. The minimum automated transfer amount is $100.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the CONTRACT VALUE, you should consider the risks involved in switching between Investment Options available under this Policy. Dollar-Cost Averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

The Fixed Account is not eligible for participation in the Dollar-Cost Averaging program.

                              PORTFOLIO REBALANCING

This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to periodically, and automatically, reallocate values in your Policy to return your allocation percentages for the Investment Options to the allocation percentages you originally selected. You may participate in the Portfolio Rebalancing Program by completing our rebalancing form.

                                  DEATH BENEFIT

--------------------------------------------------------------------------------

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the death of the Insured. The Death Benefit will be the Amount Insured at the time of death minus any unpaid Monthly Deduction Amount, any Outstanding Loans, and any amount payable to an assignee under a collateral assignment of the Policy.

You may elect one of three Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under any option will be at least the current Stated Amount of the Policy less any Outstanding Loan and unpaid Monthly Deduction Amount. The Amount Insured under any option may vary with the Contract Value of the Policy. Under Option 1 (the "LEVEL OPTION"), the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "MINIMUM AMOUNT INSURED"). Under Option 2 (the "VARIABLE OPTION"), the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3 (the "ANNUAL INCREASE OPTION"), the Amount Insured will be equal to (a) plus
(b) where: (a) is the Stated Amount of the Policy and (b) is the greater of zero and the lesser of (i) and (ii) where (i) is the Option 3 maximum increase shown on the Policy Summary and (ii) is the total Premium Payments less partial surrenders accumulated at the interest rate shown on the Policy Summary; or if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Contract Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured and the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") selected by you at the time of application. (Cash Value Accumulation Test or Guideline Premium Cash Value Corridor Test). The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages for the Guideline Premium Cash Value Corridor Test. For attained ages not shown, the applicable percentages will decrease evenly:


ATTAINED AGE OF
    INSURED        PERCENTAGE
---------------    ----------


      0-40             250
       45              215
       50              185
       55              150
       60              130
       65              120
       70              115
       75              105
      95+              100


Federal tax law imposes another cash funding limitation on cash value life insurance policies that may increase the Minimum Amount Insured shown above. This limitation, known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance policies.

In the Cash Value Accumulation Test, the factors at the end of a Policy Year are set forth in APPENDIX D.

The investment performance of the Funds, expenses and deduction of charges all impact Contract Value. In some circumstances, the Death Benefit may vary with the amount of the Contract Value. Under Death Benefit Option 1, the Death Benefit will vary with the Contract Value whenever the Contract Value multiplied by the applicable

Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount. Under Death Benefit Option 2, the Death Benefit will always vary with the Contract Value because the Death Benefit is equal to the Stated Amount of the Policy plus the Contract Value as of the date of the Insured's death (or if greater, the Minimum Amount Insured as of the date of the Insured's death). Under Death Benefit Option 3, the Death Benefit will vary with the Contract Value whenever the Contract Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount plus Premium Payments paid, minus partial surrenders, accumulated at the specified interest rate. Finally, if the investment performance of the Funds is too low and the Contract Value of your Policy falls below the amount necessary to pay the Monthly Deduction Amount due and you do not send us sufficient Premium Payments, your Policy may lapse and no coverage will be in effect.

                             DEATH BENEFIT EXAMPLES

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under the various Death Benefit Options. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Contract Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no Outstanding Loan.

                         OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

                       OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Contract Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Contract Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Contract Value ($50,000 + $60,000 = $110,000).

                       OPTION 3 -- ANNUAL INCREASE OPTION

In the following examples of an Option 3 Annual Increase Option, the Death Benefit is generally equal to the Stated Amount of $50,000 plus Premium Payments paid minus partial surrenders, accumulated at the specified interest rates.

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($52,650) would be equal to the Stated Amount ($50,000) plus Premium Payments ($2,500) aggregated at 6.00% for one year, unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The Death Benefit would be $100,000 since the Minimum Amount Insured is greater than the Stated Amount plus Premium Payments aggregated at 6.00% for one year ($52,650).

                        CHANGING THE DEATH BENEFIT OPTION

After the first Policy Year, if the Insured is alive you may change the Death Benefit Option by sending a written request to the Company. The following changes in Death Benefit Options are permissible:

     Option 1 -- 2

     Option 2 -- 1

     Option 3 -- 1

It is not permitted to change from Option 3 to 2, Option 1 to 3, and Option 2 to 3.

If the Option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the Option is changed from Option 2 to Option 1, the Stated Amount will be increased by the amount of the Contract Value at the time of the Option change. Such an increase in Stated Amount will not require evidence of insurability. If the Option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change. There are no other direct consequences of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future.

                  PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death at our Administrative Office. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Outstanding Loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. If no Beneficiary is living when the Insured has died, the Death Benefit will be paid to the Policy Owner, if living, otherwise, the Death Benefit will be paid to the Policy Owner's estate.

Subject to state law, if the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply (See "Limits on Right to Contest and Suicide Exclusion"). In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Contract Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Contract Value" for effects of partial surrenders on Death Benefits.)

We will pay policy proceeds in a lump sum. We may defer payment of proceeds which exceed the Contract Value for up to six months from the date of the request for the payment.

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                              BENEFITS AT MATURITY

--------------------------------------------------------------------------------

If your Policy is in effect on the Maturity Date, we will pay the Policy's Contract Value less any Outstanding Loan, any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy.

                                 OTHER BENEFITS

--------------------------------------------------------------------------------

                                 EXCHANGE OPTION

Once the Policy is in effect, during the first 24 months you may choose to irrevocably transfer all Contract Value in the Investment Options to the Fixed Account (subject to state law). Upon election of this option, no future transfers to the Investment Options will be permitted. All future Premium Payments will be allocated to the Fixed Account. No evidence of insurability is required to exercise this option. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any Outstanding Loan must be repaid before we will make an exchange.

              INSURED TERM RIDER (SUPPLEMENTAL INSURANCE BENEFITS)

You may choose to purchase the Insured Term Rider as an addition to the Policy.

Combining a policy and a rider, sometimes known as "blending," may be more economical than adding another policy or increasing face amount of the base policy. Depending on your circumstances, it may, conversely, be more economical to provide an amount of insurance coverage through a base policy alone. Many life insurance policies have some flexibility in structuring the face amount, the death benefit, and premium payments in targeting the contract values based on your particular needs.

Under certain circumstances, combining a Policy with an Insured Term Rider may result in a combined face amount equal to the face amount of a single Policy. Adding a rider or riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

Combining a Policy with an Insured Term Rider may lower costs and may improve accumulated value accrual for the same amount of death benefit. However, in general, your Policy is being used to informally fund certain executive benefits. Adding an Insured Term Rider does not necessarily reduce the cost of offering benefits to your executives.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your Policy's face amount that is made up of base Policy and Insured Term Rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional illustrations showing the effects of different proportions of Policy and rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.

We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your policy values would vary over time based on different assumptions.

                          CASH VALUE ENHANCEMENT RIDER

You also may choose to add the Cash Value Enhancement Rider to the Policy. There is no charge for the Rider. The Rider provides a benefit called the Cash Value Enhancement. The Cash Value Enhancement benefit is an amount in addition to the Cash Surrender Value that the Company may pay you if you surrender the Policy during a certain time frame set forth in the Rider. The maximum amount of the benefit for each Policy Year is set forth on a schedule in the Rider, and is a percentage of cumulative premiums paid less partial surrenders. The payment of the benefit is NOT guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions in pricing. The benefit will not be payable if the Policy has been assigned or is being exchanged in connection with a tax-exempt change under Section 1035.

                                POLICY SURRENDERS

--------------------------------------------------------------------------------

You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. (See "Tax Treatment of Policy Benefits.")

                                 FULL SURRENDER

You may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the Beneficiary's consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Administrative Office. The Cash Surrender Value is the Contract Value, minus any Outstanding Loans. We will pay you within seven
(7) days after we receive your request in good order. The Policy will terminate on the date we receive your request in good order.

                                PARTIAL SURRENDER

You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered pro rata from all your selected Investment Options and the Fixed Account, unless you give us other written instructions. When you request a partial surrender, the portion of the Contract Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Contract Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. We will pay you within seven days after we receive your request in good order at our Administrative Office.

In addition to reducing the Policy's Contract Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. We will reduce the Stated Amount by the amount necessary to prevent any increase in the Coverage Amount. We may require you to return the Policy to record this reduction.

You may request a partial surrender only after the first Policy Year. While we are not currently enforcing this restriction, we reserve our right to do so in the future.

                                  POLICY LOANS

--------------------------------------------------------------------------------

While the Policy is in force, you may borrow money using the Policy as the sole security (collateral) for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. (See "Federal Tax Considerations.")

                                 LOAN CONDITIONS

     - You may borrow up to 100% of the Policy's Cash Surrender Value as of the date we receive the written loan request in good order. We charge you interest on the amount of the loan.

     - The loan request must be at least $500, except where state law requires a different minimum.

     - To secure the loan, we transfer an amount equal to the loan from the Investment Options (pro-rata by assets) to the Loan Account. Loan amounts will be transferred from the Fixed Account only when insufficient amounts are available in the Investment Options.

     - We charge interest on the outstanding amount of your loan(s), and you must pay this interest in arrears at the end of each Policy Year. The annual effective loan interest rate charged is 5.00%. Interest not paid when due will be added to the amount of the loan. We will transfer an amount equal to the unpaid loan interest from the Investment Options to the Loan Account as security for the loan. If you have an Outstanding Loan and request a second loan, we will add the amount of Outstanding Loan to the loan request.

     - Amounts in the Loan Account are guaranteed to earn interest at a rate of at least 4% per year in arrears. Currently, the annual effective loan interest rate credited is 4.40% in years 1-10, 4.60% in years 11-20 and 4.75% in years 21 and later.

     - We normally pay the amount of the loan within seven (7) days of our receipt of the written loan request. We may postpone the payment of the loans under certain conditions.

     - You may repay all or a part of your Outstanding Loans at any time while the Insured is alive by sending the repayment to our Administrative Office.

     - Unless you request otherwise, we will apply any payment that we receive while there is a loan on the Policy as follows: first, towards repayment of any loan interest due; next, towards repayment of the loan principal; and last, as a Premium Payment to the Policy.

     - As you repay the loan, we deduct the amount of the repayment from the Loan Account and credit the payment to the Investment Options based on which Investment Option(s) you took the loan from. Also, we will deduct the amount of the repayment from the Loan Account and credit the repayment to the Fixed Account based on the proportion of the Fixed Account value relative to the Policy's Contract Value as of the date we receive the loan request.

     - We will deduct any unpaid loan amount, including interest you owe, from your Contract Value when you surrender the Policy and from the Death Benefit proceeds if they become payable.

     - If any unpaid loan amount, including any interest you owe, equals or exceeds the Contract Value, causing the Cash Surrender Value of your Policy to become zero, then your Policy will enter a 31-day grace period, subject to state law. (See "Lapse and Reinstatement.")

                                EFFECTS OF LOANS

A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the Investment Options and may not be credited with the same interest rates currently accruing on amounts allocated to the Fixed Account. Amounts transferred from an Investment Option to the Loan Account will affect the value that was in that Investment Option because we credit such amounts with an interest rate we declare, rather than with a rate of return reflecting the investment results of that Investment Option.

There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. (See "Tax Treatment of Policy Benefits.") You should consult a tax adviser before taking out a loan.

We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.

                             LAPSE AND REINSTATEMENT

--------------------------------------------------------------------------------

                                      LAPSE

Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due. Generally, the amount due to keep the Policy in effect will be all Monthly Deduction Amounts past due plus premium at least equal to the following three Monthly Deduction Amounts and the amount to repay or restore any Outstanding Loans.

                                  GRACE PERIOD

After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law) the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

As long as there is an Outstanding Loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Outstanding Loan as a repayment of the Outstanding Loan and not as an additional Premium Payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the Contract Value held in our Loan Account to the Investment Options and/or Fixed Account, thereby increasing the Cash Surrender Value and potentially preventing a lapse.

If the Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any Outstanding Loan.

                                  REINSTATEMENT

You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:

     (1) the Policy was not surrendered for cash and it is before the Maturity Date;

     (2)  you furnish us with acceptable evidence of insurability;

     (3)  you pay all past due Monthly Deduction Amounts;

     (4) you pay Premium Payments equaling the next three Monthly Deduction Amounts (subject to state law); and

     (5)  you pay the amount of any Outstanding Loan.

Upon reinstatement, the Policy's Contract Value, prior to applying any premiums or loan repayments will be the Contract Value at the end of the Grace Period. The effective date of the reinstated policy will be the Deduction Date on or following the date the application for reinstatement is approved by us. Unless it is specified otherwise, all amounts will be allocated based on the Fund allocation factors in effect at the start of the Grace Period.

                           FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including but not limited to the tax status of the Policy Owner and the tax treatment of the Policy (whether it is a modified endowment contract). This tax treatment is highly complex. The following SUMMARY PROVIDES A GENERAL DESCRIPTION OF THE MATERIAL FEDERAL TAX CONSEQUENCES to the Policy Owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the U.S. Treasury ("Treasury") and the Internal Revenue Service ("IRS"). The Company cannot guarantee that those laws or interpretations will remain unchanged.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS THAT MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX OR LEGAL ADVISER SHOULD BE CONSULTED.

IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.

                      POTENTIAL BENEFITS OF LIFE INSURANCE

Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:

     - INCOME TAX-FREE DEATH BENEFITS (e.g., the Death Benefit under the Policy, including the portion attributable to the increase in value based on the Investment Options, may pass to your Beneficiary free of income taxes if the requirements of IRC Section 101 are satisfied.)

     - INCOME TAX-FREE GROWTH OF CONTRACT VALUE (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred until withdrawn, and as mentioned above, will not be subject to federal income taxes if paid as a Death Benefit.)

     - INCOME TAX-FREE ACCESS TO CONTRACT VALUE THROUGH LOANS AND/OR WITHDRAWALS (e.g., under certain circumstances, such as where you adhere to certain premium limits, a Policy Owner may access cash from the Policy through a withdrawal, up to the tax basis, or a loan without facing tax consequences.)

Whether and how these benefits may be utilized is largely governed by Sections 7702, 7702A, 817 and 101 of the Internal Revenue Code ("IRC" or the "CODE"). These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

     -    A definition of a life insurance contract.

     -    Diversification requirements for separate account assets.

     - Limitations on policy owner's control over the assets in a separate account.

     - Guidelines to determine the maximum amount of premium that may be paid into a policy.

     -    Limitations on withdrawals from a policy.

     - Qualification testing for all life insurance policies that have cash value features.

                            TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under SECTION 7702 of the Code. Complying with either the cash value accumulation test or the guideline premium cash value corridor test set forth in IRC Section 7702 will satisfy this definition. Guidance as to how IRC Section 7702 is to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above.

The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

In addition to meeting the definition of a life insurance contract in IRC
Section 7702, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be "adequately diversified" pursuant to SECTION 817(H) of the IRC.

The Separate Account, through the Funds, intends to comply with these requirements. Although the Company does not control the Funds, the Company intends to monitor the investments of the Funds to ensure compliance with the diversification requirements.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, a proportionate share of the income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets IF THE CONTRACT OWNER POSSESSES INCIDENTS OF OWNERSHIP IN THOSE SEPARATE ACCOUNT ASSETS, such as the ability to exercise investment control over the assets. While we believe that the Policy does not give the Policy Owner investment control over the Separate Account assets, we reserve the right to modify the Policy as necessary to prevent a Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.

                        TAX TREATMENT OF POLICY BENEFITS

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

IN GENERAL

The Company believes that the DEATH BENEFIT UNDER THE POLICY WILL BE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY under IRC Section 101(a)(1), unless the Policy has been transferred for value and no exception to the transfer for value rules set forth in IRC Section 101 (a)(2) applies.

In the case of employer-owned life insurance as defined in IRC Section 101(j), the amount excludable from gross income is limited to premiums paid unless the policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the policy. These rules apply to policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of Death Benefits, it is advisable to consult tax counsel.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Contract Value, including increments thereof, until there is a distribution. (See discussion of "Modified Endowment Contracts" below.) Depending on the circumstances, the exchange of one life insurance policy for another, a change in the policy's face amount, a change in the policy's death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, such actions may have federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

THE TAX CONSEQUENCES OF DISTRIBUTION FROM, AND LOANS TAKEN FROM OR SECURED BY, A POLICY DEPEND ON WHETHER THE POLICY IS CLASSIFIED AS A "MODIFIED ENDOWMENT CONTRACT."

MODIFIED ENDOWMENT CONTRACTS (MEC)

Special tax considerations apply to "Modified Endowment Contracts" (MEC). A MEC is defined under tax law as ANY POLICY THAT SATISFIES THE PRESENT DEFINITION OF A LIFE INSURANCE CONTRACT FOR FEDERAL TAX PURPOSES BUT WHICH FAILS TO SATISFY A 7-PAY TEST AS SET FORTH IN THE IRC SECTION 7702A. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun to determine whether the policy constitutes a MEC. A decrease to the Stated Amount of the Policy may cause a retest under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any POLICY ISSUED IN EXCHANGE FOR A MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

LOANS AND PARTIAL WITHDRAWALS from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner's investment in the policy) immediately before the distribution.

The law also imposes an additional 10% TAX ON PRE-DEATH DISTRIBUTIONS (including loans, collateral assignments, partial withdrawals and full surrenders) FROM MECS to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC (and therefore not taxable at the time of the distribution) could later become taxable as a distribution from a MEC if due to subsequent changes to the Policy, it later becomes a MEC.

For purpose of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner's gross income at the time of a distribution from any such contract.

The death benefit of a MEC remains excludable from the gross income of the beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the Contract Value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the MEC after age 59 1/2 will have the same tax consequences as life insurance policies generally as described above in the section entitled "Tax Treatment of Policy Benefits."

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

Distributions from a policy that is not classified as a MEC are generally TREATED AS FIRST RECOVERING THE INVESTMENT IN THE POLICY (DESCRIBED BELOW) AND THEN, ONLY AFTER THE RETURN OF ALL SUCH INVESTMENT IN THE POLICY, AS DISTRIBUTING TAXABLE INCOME. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC
Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as taxable distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a full surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal advisor before effecting any change to a policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing under which the Policy is pledged as security or otherwise serves as collateral, the interest paid on loans will generally not be tax deductible.

INVESTMENT IN THE POLICY

Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner

(except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of IRC Section 101(j) may limit the amount of the Death Benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Furthermore there have been recent proposals to restrict the tax advantages of corporate owned life insurance that are currently under considerations by Congress. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax or legal adviser.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to policy owners since the Company is the owner of the assets from which the tax benefits are derived.

                            OTHER TAX CONSIDERATIONS

--------------------------------------------------------------------------------

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

                               INSURABLE INTEREST

The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for federal income tax purposes. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured's death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for federal income tax purposes. It is the responsibility of the Policy Owner, not the Company, to determine the existence of insurable interest in the life of the Insured under applicable state law.

                           THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company's obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for federal income taxes that may be attributable to the Separate Account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the Separate Account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Account.

                             ALTERNATIVE MINIMUM TAX

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.

                           DISTRIBUTION & COMPENSATION

--------------------------------------------------------------------------------

                                  DISTRIBUTION

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. The Company has appointed MetLife Investors Distribution Company ("MLIDC") to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. Prior to October 20, 2006, the principal underwriter and distributor was MLI Distribution LLC, which merged with and into MLIDC on that date. MLIDC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company reimburses MLIDC for expenses MLIDC incurs in distributing the Policies (e.g., commissions payable to retail broker-dealers who sell the Policies). MLIDC does not retain any fees under the Policies; however, MLIDC may receive 12b-1 fees from the Funds.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Policies but are exempt from registration. Applications for the Policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company intends to offer the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies are offered on a continuous basis.

We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Small Capitalization Fund, the American Funds Growth Fund and the American Funds Growth-Income Fund for services it provides in marketing the Fund's shares in connection with the Policy.

                                  COMPENSATION

Broker-dealers having selling agreements with MLIDC and the Company are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. Instead, you indirectly pay for sales and distribution expenses through overall charges and fees assessed under your Policy. For example, any profits the Company may realize through assessing the mortality and expense risk charge under your Policy may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or MLIDC may receive from the Funds.

Compensation is a factor in setting pricing under the Policies, and as disclosed in the "Modifications, Reserved Rights and Other Charges" sub-section of this prospectus, the Company has the ability to customize pricing in relation to the compensation payable to distributors for particular cases and the payments anticipated to be received for providing administrative, marketing and other support and services to the Funds.

We generally pay compensation as a percentage of Premium Payments invested in the Policy ("commissions"). In addition, we pay periodic asset-based commission based on all or a portion of the Contract Value. To the extent permitted by NASD rules and other applicable laws and regulations, MLIDC may pay or allow other promotional incentives or payments in the form of cash or other compensation. The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined above, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. When these additional payments are taken into account, the amount of overall compensation, including both commissions and additional compensation as outlined below, is not expected to exceed 40% of the premium paid in the first Contract Year or 15% of premiums paid in Contract Years 2-4. After Contract Year 4, the maximum compensation will not exceed 10% of premiums paid plus 0.50% of the current Contract Value. The preceding expected maximum overall compensation rates are based on the assumption that the broker-dealers who have selling agreements with MLIDC will have clients that make a certain minimum amount of premium payments over the course of the year. If this assumption proves to be inaccurate, the actual overall compensation rates may be higher than the preceding expected maximum overall compensation rates.

SALE OF VARIABLE LIFE POLICIES BY ENTITIES HAVING OTHER CONTRACTUAL RELATIONSHIPS WITH THE COMPANY. The Company and MLIDC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more of the Funds which may be offered under the Policies. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC. MetLife Investment Funds Management LLC, MetLife Advisers LLC and Met Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Policies.

SALE OF VARIABLE LIFE INSURANCE BY AFFILIATES OF THE COMPANY. The Company and MLIDC may offer the Policies through retail broker-dealers that are affiliates of the Company, including Tower Square Securities, Inc., MetLife Securities, Inc., Metropolitan Life Insurance Company, Walnut Street Securities, Inc. and New England Securities Corporation. The compensation paid to affiliated broker-dealer firms for sales of the Policies is generally not expected to exceed, on a present value basis, the percentages described above. These broker-dealer firms pay their registered representatives all or a portion of the commissions received for their sales of Policies; some firms may retain a portion of commissions. The amount the broker-dealer firms pass on to their registered representatives is determined in accordance with their internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financing arrangements, marketing support, medical and other insurance benefits, retirement benefits, and other benefits. For registered representatives of certain affiliates, the amount of this additional cash compensation is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by the Company or its affiliates. The managers who supervise these registered representatives may also be entitled to additional cash compensation based on the sale of proprietary products by their representatives. Because the additional cash compensation paid to these registered representatives and their managers is primarily based on sales of proprietary products, these registered representatives and their managers have an incentive to favor the sale of proprietary products over other product issued by non-affiliates.

MetLife registered representatives receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. The cash payment is equal to a percentage of the gross dealer concession. For MetLife registered representatives other than those in our MetLife Resources (MLR) Division, the percentage is determined by a formula that takes into consideration the amount of premiums and purchase payments applied to proprietary products that the registered representative sells and services. The percentage could be as high as 100%. (MLR registered representatives receive compensation based upon premiums and purchase payments applied to all products sold and serviced by the representative.) In addition, all MetLife registered representatives are entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor in determining the percentage of gross dealer concession and/or the amount of additional compensation to which MetLife registered representatives are entitled, they have an incentive to favor the sale of proprietary products. In addition, because their sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

The Company's affiliates also offer their registered representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional materials and similar services.

PREFERRED DISTRIBUTION ARRANGEMENTS. The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on: aggregate, net or anticipated sales of the Policies; total assets attributable to sales of the Policies by registered representatives of the broker-dealer firm; the length of time that a Policy owner has owned the Policy; meeting certain sales thresholds; and/or actual or anticipated overhead expenses incurred by the broker-dealer firms in offering the Policies and other variable insurance products offered by the Company or its affiliates. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representative to favor the Company's products. The Company and MLIDC have entered into preferred distribution arrangements with their affiliate Tower Square Securities, Inc., as well as with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. The Company and MLIDC may enter into similar arrangements with their other affiliates New England Securities Corporation, MetLife Securities, Inc. and Walnut Street Securities, Inc. See the Statement of Additional Information - "UNDERWRITING AND DISTRIBUTION AGREEMENTS" for a list of the broker-dealer firms that received such compensation during 2006, as well as the range of additional compensation paid.

                            OTHER POLICY INFORMATION

--------------------------------------------------------------------------------

                              VALUATION AND PAYMENT

You may send your written requests for payment to our Administrative Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump sum within seven days after receipt at our Administrative Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the Insured's death, the amount we pay is as of the end of the Valuation Period during which our Administrative Office receives all required documents. We may pay our Death Benefit proceeds in a lump sum or under an optional payment plan.

               SUSPENSION OF VALUATION AND POSTPONEMENT OF PAYMENT

We reserve the right to suspend valuation and postpone payment of any surrender, partial surrender, policy loan, or death benefit proceeds that involves a determination of Contract Value in the Separate Account in any case whenever:

     (1) the New York Stock Exchange or any stock exchange in which an Investment Option invests is closed (except for customary weekend and holiday closings) or trading on the New York Stock Exchange or other stock exchange is restricted as determined by the SEC or equivalent authority; or

     (2) the SEC has determined that a state of emergency exists so that valuation of the assets in an Investment Option or disposal of securities is not reasonably practicable.

Allocations and transfers to, and deductions and transfers from, an Investment Option may be postponed as described in (1) and (2) above. We reserve the right to suspend or postpone the date of any payment of any benefit or values (including the payments of cash surrenders and policy loans) for up to six months when Contract Value is being withdrawn from the Fixed Account.

We may also withhold payment of proceeds, loan amounts, or surrenders or partial surrender proceeds if any portion of those proceeds would be derived from a Policy Owner's check or pre-authorized checking account deduction that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Policy Owner's check or pre-authorized checking account deduction has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

                                POLICY STATEMENTS

We will maintain all records relating to the Separate Account, the Investment Options and the Fixed Account. At least once each Policy Year, we will send you a statement showing:

     -    the Contract Value, Stated Amount and Amount Insured;

     -    the date and amount of each Premium Payment;

     -    the date and amount of each Monthly Deduction;

     - the amount of any Outstanding Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

     -    the date and amount of any partial surrenders;

     -    the annualized cost of any Riders purchased under the Policy; and

     - a reconciliation since the last report of any change in Contract Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

                LIMITS ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue while sane or insane (subject to state law) the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and
(ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two year period will be measured from the date of reinstatement.

                         MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Administrative Office.

                                 POLICY CHANGES

At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform with any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid. As required by law, we will notify you of any Policy changes.

Once the Policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     -    increases in the Stated Amount of insurance

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     -    decreases in the Stated Amount of insurance

     -    changing the Death Benefit option

     -    changes to the way your Premiums Payments are allocated

     -    changing the Beneficiary (unless irrevocably named)

Written requests for changes may be sent to the Company c/o Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, PA 18104, or directly to the Company at our Administrative Office.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Policy Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Policy to government regulators.

                                LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

In the ordinary course of business, the Company, similar to other insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect on the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of the Company to meet its obligations under the applicable Policy.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

The financial statements of MetLife of CT Fund UL III for Variable Life Insurance included in this Prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

The financial statements of the Separate Account, MetLife of CT Fund UL III for Variable Life Insurance, are attached to this prospectus. The financial statements of the Company are in the Statement of Additional Information. The financial statements of the Company should be considered only as bearing upon its ability to meet its obligations under the Policies.

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

                                   APPENDIX A

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                GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS

ACCUMULATION UNIT -- a standard of measurement used to calculate the value of the Investment Options.

ADMINISTRATIVE OFFICE -- the administrative office of the Company located at Specialized Benefit Resources, 485-B Rt. One South, 4th Floor, Iselin, NJ 08830, or other location designated by the Company in writing.

AGE -- the Insured's age as of his or her last birthday on the Policy Date.

AMOUNT INSURED -- Under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "Minimum Amount Insured"). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3, the Amount Insured will generally be equal to the Stated Amount of the Policy, plus Premium Payments minus any partial surrender accumulated at the interest rate shown on the Policy Summary; or, if greater, the Minimum Amount Insured.

ANDESA SERVICES, INC. -- the third party administrator for this product, located at 3435 Winchester Road, Suite 401, Allentown, PA, 18104-2351.

BENEFICIARY (IES) -- the person(s) named to receive the Death Benefit of this Policy after the death of the Insured.

CASE -- a grouping of one or more Policies connected by a non-arbitrary factor. Every Policy issued will be part of a Case. Each Case will have one Policy Owner.

CASH SURRENDER VALUE -- the Contract Value less any Outstanding Loans.

CODE -- the Internal Revenue Code.

COMPANY (ISSUING COMPANY) -- MetLife Insurance Company of Connecticut

CONTRACT VALUE -- the sum of the accumulated value held in the Investment Options plus the Loan Account value and the Fixed Account value attributable to the Policy.

COST OF INSURANCE CHARGE -- a charge that reflects the anticipated mortality of the Insured.

COVERAGE AMOUNT -- the Amount Insured less the Contract Value.

DEATH BENEFIT -- the amount payable to the Beneficiary if this Policy is in force upon the death of the Insured.

DEDUCTION DATE (OR DAY) -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Contract Value.

FIXED ACCOUNT -- part of the General Account of the Company.

FUND -- see Mutual Fund.

GENERAL ACCOUNT -- an account that consists of the Company's assets other than those held in any separate account.

HOME OFFICE -- the home office of the Company located at One Cityplace, 185 Asylum Street, Hartford, Connecticut 06103-3415.

INITIAL PREMIUM PAYMENT -- the first Premium Payment made under the Policy.

INSURANCE COMPANY -- MetLife Insurance Company of Connecticut.

INSURANCE RISK -- is equal to the Coverage Amount.

INSURED -- the person whose life is insured under the Policy.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate Premium Payments or Contract Value. Each Investment Option invests directly in a corresponding Mutual Fund.

INVESTMENT OPTION DEDUCTION -- the charge we deduct from each Investment Option to cover our mortality and expenses risk charges and administrative charges. It is shown on the Policy Summary.

ISSUE DATE -- the date on which the Company issues the Policy for delivery to the Policy Owner.

ISSUING COMPANY -- MetLife Insurance Company of Connecticut.

LOAN ACCOUNT -- an account in the Company's General Account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.

MATURITY BENEFIT -- an amount equal to the Policy's Contract Value, less any Outstanding Loan or unpaid Monthly Deduction Amount or amounts payable to an assignee, payable to the Policy Owner if the Insured is living on the Maturity Date.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required for this Policy to qualify as life insurance under federal tax law. It is a stated percentage of Contract Value determined as of the first day of the Policy Month and is shown in the Policy Summary.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Contract Value, which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any Rider(s).

MUTUAL FUND (OR FUND) -- a registered open-end management investment company or a series thereof that corresponds to an Investment Option. Each Investment Option invests directly in a Mutual Fund of the same name.

NET AMOUNT AT RISK (Coverage Amount) -- the Death Benefit minus the Contract Value at the beginning of each Policy Month.

NET PREMIUM PAYMENT -- the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.

OUTSTANDING LOAN -- the amount owed the Company as a result of policy loans including both principal and accrued interest.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

POLICY -- Corporate Owned Variable Universal Life Insurance -- Series 2, a corporate owned variable flexible premium life insurance policy.

POLICY ANNIVERSARY -- an anniversary of the Policy Date.

POLICY DATE -- the date from which we begin charging the Monthly Deduction Amount and used to determine administrative transactions on the Policy (e.g. Deduction Days, Policy Years) -- shown on the Policy Summary.

POLICY MONTH -- twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- each successive twelve-month period; the first beginning with the Policy Date.

PREMIUM PAYMENT -- the amounts you send us to be applied to your Policy.

RIDERS -- supplemental insurance benefits offered under the Policy.

SEPARATE ACCOUNT -- assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.

STATED AMOUNT -- the amount selected by the Policy Owner used to determine the Death Benefit, which may be increased or decreased as described in the Policy.

UNDERWRITING PERIOD -- the time period from when we receive a completed application until the Issue Date.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

WE, US, OUR -- MetLife Insurance Company of Connecticut.

YOU, YOUR -- the owner(s) of the Policy.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX B

--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION REGARDING FUNDS

Some of the Funds listed below were subject to a merger, substitution or other change. The chart below identifies the former name and new name of each of these Funds, and, where applicable, the former name and new name of the trust of which the Fund is part.

FUND NAME CHANGES


                 FORMER NAME                                      NEW NAME
---------------------------------------------  ---------------------------------------------


LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,
  INC.                                           INC.
  Legg Mason Partners Variable High Yield      Legg Mason Partners Variable Global High
     Bond Portfolio -- Class I                      Yield Bond Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,
  INC.                                           INC.
  Legg Mason Partners Variable International   Legg Mason Partners Variable International
     All Cap Growth Portfolio                       All Cap Opportunity Portfolio
  Legg Mason Partners Variable Social          Legg Mason Partners Variable Social Awareness
     Awareness Stock Portfolio                      Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV     LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV
  Legg Mason Partners Variable Multiple        Legg Mason Partners Variable Capital and
     Discipline Portfolio -- Balanced All Cap       Income Portfolio -- Class I
     Growth and Value Portfolio -- Class I
MET INVESTORS SERIES TRUST                     MET INVESTORS SERIES TRUST
  Janus Capital Appreciation                   Janus Forty Portfolio -- Class A
     Portfolio -- Class A
  Mercury Large-Cap Core Portfolio -- Class A  BlackRock Large-Cap Core Portfolio -- Class A


  FUND SHARE CLASS EXCHANGE

The following former Fund share class was exchanged into the new Fund share class.


           FORMER FUND SHARE CLASS                          NEW FUND SHARE CLASS
---------------------------------------------  ---------------------------------------------


MET INVESTORS SERIES TRUST                     MET INVESTORS SERIES TRUST
  BlackRock Large-Cap Core Portfolio -- Class  BlackRock Large-Cap Core Portfolio -- Class E
     A


FUND MERGERS/REORGANIZATIONS

The following former Funds were merged with and into the new Funds.


                 FORMER FUND                                      NEW FUND
---------------------------------------------  ---------------------------------------------


LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
  INC.
  Legg Mason Partners Variable All Cap         Legg Mason Partners Variable Fundamental
     Portfolio -- Class I                           Value Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV
  INC.
  Legg Mason Partners Variable Total Return    Legg Mason Partners Variable Multiple
     Portfolio -- Class I                           Discipline Portfolio -- Balanced All Cap
                                                    Growth and Value Portfolio -- Class I
LEGG MASON PARTNERS INVESTMENT SERIES          LEGG MASON PARTNERS VARIABLE INCOME TRUST
  Legg Mason Partners Variable Government      Legg Mason Partners Variable Government
     Portfolio -- Class A                           Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE INCOME TRUST
  INC.
  Legg Mason Partners Variable Global High     Legg Mason Partners Variable Global High
     Yield Bond Portfolio -- Class I                Yield Bond Portfolio -- Class I
  Legg Mason Partners Variable Strategic Bond  Legg Mason Partners Variable Strategic Bond
     Portfolio -- Class I                           Portfolio -- Class I

                 FORMER FUND                                      NEW FUND
---------------------------------------------  ---------------------------------------------

LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Investors       Legg Mason Partners Variable Investors
     Portfolio -- Class I                           Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Appreciation    Legg Mason Partners Variable Appreciation
     Portfolio -- (Single share class)              Portfolio -- Class I
  Legg Mason Partners Variable Equity Index    Legg Mason Partners Variable Equity Index
     Portfolio -- Class I                           Portfolio -- Class I
  Legg Mason Partners Variable Fundamental     Legg Mason Partners Variable Fundamental
     Value Portfolio -- (Single share class)        Value Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Aggressive      Legg Mason Partners Variable Aggressive
     Growth Portfolio -- (Single share class)       Growth Portfolio -- Class I
  Legg Mason Partners Variable International   Legg Mason Partners Variable International
     All Cap Opportunity Portfolio -- (Single       All Cap Opportunity Portfolio -- (Single
     share class)                                   share class)
  Legg Mason Partners Variable Large Cap       Legg Mason Partners Variable Large Cap Growth
     Growth Portfolio -- (Single share class)       Portfolio -- Class I
  Legg Mason Partners Social Awareness         Legg Mason Partners Social Awareness
     Portfolio -- (Single share class)              Portfolio -- (Single share class)
LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Capital and     Legg Mason Partners Variable Capital and
     Income Portfolio --Class I                     Income Portfolio -- Class I
METROPOLITAN SERIES FUND, INC.                 MET INVESTORS SERIES TRUST
  Western Asset Management High Yield Bond     BlackRock High Yield Portfolio -- Class A
     Portfolio -- Class A


FUND SUBSTITUTIONS

The following new Funds were substituted for the former Funds.


                 FORMER FUND                                      NEW FUND
---------------------------------------------  ---------------------------------------------


CREDIT SUISSE TRUST                            MET INVESTORS SERIES TRUST
  Emerging Markets Portfolio                   MFS(R) Emerging Markets Equity
                                                    Portfolio -- Class A
DREYFUS STOCK INDEX FUND, INC.                 METROPOLITAN SERIES FUND, INC.
  Dreyfus Stock Index Fund -- Initial Shares   MetLife Stock Index Portfolio -- Class A
DWS INVESTMENTS VIT FUNDS                      METROPOLITAN SERIES FUND, INC.
  DWS Small Cap Index VIP -- Class A           Russell 2000(R) Index Portfolio -- Class A
FIDELITY VARIABLE INSURANCE PRODUCTS           METROPOLITAN SERIES FUND, INC.
  Asset Manager(SM) Portfolio -- Initial       BlackRock Diversified Portfolio -- Class A
     Class
FRANKLIN TEMPLETON VARIABLE INSURANCE          MET INVESTORS SERIES TRUST
  PRODUCTS TRUST
  Templeton Global Asset Allocation -- Class   Loomis Sayles Global Markets
     1                                              Portfolio -- Class A
LORD ABBETT SERIES FUND, INC.                  MET INVESTORS SERIES TRUST
  Growth and Income Portfolio -- Class VC      Lord Abbett Growth and Income
                                                    Portfolio -- Class B
  Mid-Cap Value Portfolio -- Class VC          Lord Abbett Mid-Cap Value Portfolio -- Class
                                                    B
PIMCO VARIABLE INSURANCE TRUST                 MET INVESTORS SERIES TRUST
  Real Return Portfolio -- Administrative      PIMCO Inflation Protected Bond
     Class                                          Portfolio -- Class A

                 FORMER FUND                                      NEW FUND
---------------------------------------------  ---------------------------------------------

PUTNAM VARIABLE TRUST                          MET INVESTORS SERIES TRUST
  Putnam VT International Equity               MFS(R) Research International
     Fund -- Class IB                               Portfolio -- Class B
PUTNAM VARIABLE TRUST                          MET INVESTORS SERIES TRUST
  Putnam VT Small Cap Value Fund -- Class IB   Third Avenue Small Cap Value
                                                    Portfolio -- Class B
UNIVERSAL INSTITUTIONAL FUNDS, INC.            MET INVESTORS SERIES TRUST
  Emerging Markets Equity Portfolio -- Class   MFS(R) Emerging Markets Equity
     I                                              Portfolio -- Class A
LORD ABBETT SERIES FUND, INC.                  MET INVESTORS SERIES TRUST
  Growth and Income Portfolio -- Class VC      Lord Abbett Growth and Income
                                                    Portfolio -- Class B
  Mid-Cap Value Portfolio -- Class VC          Lord Abbett Mid-Cap Value Portfolio -- Class
                                                    B


                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX C

--------------------------------------------------------------------------------

       TARGET PREMIUM PER $1,000 OF STATED AMOUNT ALL UNDERWRITING CLASSES
                  STANDARD AND PREFERRED SMOKER AND NON-SMOKER



AGE    MALE     FEMALE    UNISEX
--- --------- --------- ---------


 20  25.49885  21.35312  24.67777
 21  26.25533  22.05852  25.42278
 22  27.04281  22.79038  26.19845
 23  27.86586  23.54970  27.00937
 24  28.72917  24.33773  27.85695
 25  29.63486  25.15422  28.74463
 26  30.58643  26.00205  29.67441
 27  31.58335  26.88113  30.64690
 28  32.62452  27.79141  31.66258
 29  33.71079  28.73438  32.72066
 30  34.84316  29.71150  33.82174
 31  36.02088  30.72326  34.96677
 32  37.24380  31.77143  36.15529
 33  38.51130  32.85823  37.38654
 34  39.82501  33.98300  38.66183
 35  41.18470  35.14808  39.98270
 36  42.59063  36.35310  41.34755
 37  44.04142  37.59596  42.75638
 38  45.53736  38.87592  44.20922
 39  47.07884  40.19069  45.70492
 40  48.66485  41.53957  47.24193
 41  50.29448  42.92135  48.82045
 42  51.96862  44.33684  50.44101
 43  53.68801  45.78699  52.10416
 44  55.45241  47.27608  53.81251
 45  57.26368  48.80417  55.56579
 46  59.12431  50.37449  57.36606
 47  61.03580  51.99103  59.21574
 48  63.00258  53.65371  61.11856
 49  65.02827  55.36365  63.07747
 50  67.11449  57.12257  65.09434
 51  69.26320  58.93024  67.16829
 52  71.47047  60.78640  69.29887
 53  73.73607  62.68726  71.48414
 54  76.05516  64.63067  73.71929
 55  78.42689  66.61974  76.00345
 56  80.85354  68.65902  78.34017
 57  83.34160  70.75893  80.73560
 58  85.90006  72.93427  83.20014

       TARGET PREMIUM PER $1,000 OF STATED AMOUNT ALL UNDERWRITING CLASSES
            STANDARD AND PREFERRED SMOKER AND NON-SMOKER (CONTINUED)

AGE    MALE     FEMALE    UNISEX
--- --------- --------- ---------

 59  88.53960  75.19989  85.74576
 60  91.26869  77.56483  88.37912
 61  94.09169  80.03119  91.10324
 62  97.00755  82.59477  93.91915
 63 100.01297  85.23864  96.81869
 64 103.10493  87.94870  99.79450
 65 106.28342  90.71791 102.84656
 66 109.56101  93.55528 105.98510
 67 112.96034  96.48236 109.23156
 68 116.51614  99.53950 112.62104
 69 120.26554 102.77254 116.19089
 70 124.23658 106.21512 119.96965
 71 128.44465 109.89099 123.97439
 72 132.88796 113.80393 128.20151
 73 137.54435 117.93734 132.63054
 74 142.38323 122.27404 137.23573
 75 147.39278 126.80803 142.00609
 76 152.58944 131.55967 146.95678
 77 158.02373 136.57999 152.13912
 78 163.78802 141.95257 157.64536
 79 169.99253 147.77602 163.58178
 80 176.72991 154.13846 170.04077

                                   APPENDIX D

--------------------------------------------------------------------------------

                      CASH VALUE ACCUMULATION TEST FACTORS



ATTAINED AGE   MALE    FEMALE   UNISEX
------------ -------- -------- --------


     20      633.148% 730.543% 634.793%
     21      614.665% 707.139% 615.976%
     22      596.465% 684.397% 597.468%
     23      578.511% 662.302% 579.276%
     24      560.815% 640.866% 561.389%
     25      543.379% 620.044% 543.820%
     26      526.258% 599.844% 526.602%
     27      509.509% 580.274% 509.766%
     28      493.139% 561.313% 493.352%
     29      477.198% 542.942% 477.377%
     30      461.701% 525.158% 461.850%
     31      446.663% 507.942% 446.790%
     32      432.102% 491.271% 432.212%
     33      418.008% 475.156% 418.110%
     34      404.389% 459.577% 404.476%
     35      391.242% 444.539% 391.322%
     36      378.572% 430.055% 378.643%
     37      366.371% 416.121% 366.432%
     38      354.629% 402.741% 354.688%
     39      343.340% 389.900% 343.405%
     40      332.495% 377.582% 332.568%
     41      322.076% 365.761% 322.159%
     42      312.066% 354.409% 312.160%
     43      302.451% 343.485% 302.548%
     44      293.213% 332.973% 293.311%
     45      284.333% 322.845% 284.430%
     46      275.796% 313.076% 275.889%
     47      267.583% 303.657% 267.670%
     48      259.681% 294.578% 259.759%
     49      252.082% 285.825% 252.148%
     50      244.777% 277.388% 244.833%
     51      237.768% 269.258% 237.808%
     52      231.048% 261.433% 231.068%
     53      224.616% 253.903% 224.616%
     54      218.462% 246.649% 218.462%
     55      212.574% 239.650% 212.574%
     56      206.935% 232.883% 206.935%
     57      201.529% 226.323% 201.529%
     58      196.343% 219.953% 196.343%
     59      191.366% 213.770% 191.366%
     60      186.595% 207.782% 186.595%

ATTAINED AGE   MALE    FEMALE   UNISEX
------------ -------- -------- --------

     61      182.029% 202.001% 182.029%
     62      177.668% 196.446% 177.668%
     63      173.510% 191.127% 173.510%
     64      169.549% 186.043% 169.549%
     65      165.775% 181.178% 165.775%
     66      162.175% 176.510% 162.175%
     67      158.734% 172.015% 158.734%
     68      155.443% 167.672% 155.443%
     69      152.296% 163.479% 152.296%
     70      149.296% 159.441% 149.296%
     71      146.446% 155.571% 146.446%
     72      143.754% 151.890% 143.754%
     73      141.225% 148.407% 141.225%
     74      138.855% 145.126% 138.855%
     75      142.252% 142.252% 142.252%
     76      140.077% 140.077% 140.077%
     77      138.021% 138.021% 138.021%
     78      136.067% 136.067% 136.067%
     79      134.206% 134.206% 134.206%
     80      132.698% 132.698% 132.698%
     81      131.020% 131.020% 131.020%
     82      129.445% 129.445% 129.445%
     83      127.981% 127.981% 127.981%
     84      126.623% 126.623% 126.623%
     85      120.411% 120.411% 120.411%
     86      119.280% 119.280% 119.280%
     87      118.211% 118.211% 118.211%
     88      117.185% 117.185% 117.185%
     89      116.182% 116.182% 116.182%
     90      115.177% 115.177% 115.177%
     91      114.146% 114.146% 114.146%
     92      113.058% 113.058% 113.058%
     93      111.887% 111.887% 111.887%
     94      110.625% 110.625% 110.625%
     95      109.295% 109.295% 109.295%
     96      107.982% 107.982% 107.982%
     97      106.958% 106.958% 106.958%
     98      106.034% 106.034% 106.034%
     99      103.603% 103.603% 103.603%

                                   APPENDIX E

--------------------------------------------------------------------------------

                           HYPOTHETICAL ILLUSTRATIONS

The tables in this Appendix are hypothetical illustrations that are intended to illustrate how the Policy's Contract Value, Cash Surrender Value and Death Benefit change over time based on a representative Insured's age and rating classification as well as a representative Premium Payment pattern. Each illustration assumes that all Premium Payments are invested in the Investment Options and corresponding Funds, and none is invested in the Fixed Account. Each illustration assumes gross rates of returns for the Funds, before deduction of Fund charges, of 0%, 6% and 10%. Each illustration shows Death Benefit Option 1, the Level Option.

The first table illustrates that the maximum Guaranteed Cost of Insurance Rates and Policy Administrative Expense charge allowable under the Policy are charged in all years. This table also reflects the deduction of an arithmetic average of Fund expenses and the maximum guaranteed (i) Front-End Sales Expense Charges and
(ii) Mortality and Expense Risk Charge.

The second table illustrates that the current Cost of Insurance Rates and Policy Administrative Expense charge are charged in all years. This table also reflects the deduction of an arithmetic average of Fund expenses and the maximum guaranteed (i) Front-End Sales Expense Charges and (ii) Mortality and Expense Risk Charge.

The Cost of Insurance Rates charged varies by age, sex and underwriting classification. The Policy Administrative Expense Charge is a flat dollar amount. Both charges are deducted monthly on a pro rata basis from each of the Investment Options.

The Mortality and Expense risk charge is deducted daily from the unloaned portion of the Cash Value.

The values also reflect the deduction from Premium Payments of the Front-End Sales Expense Charge.

The charge for Fund expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and is an arithmetic average of investment advisory fees and other expenses charged by each of the available Funds during the most recent calendar year. The Fund expenses used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect (and may be shown in the prospectus -- Fund Charges and Expenses). If the expense reimbursement or fee waiver arrangements were reflected, values shown in the illustrations may be higher. The actual charges under a Policy for expenses of the Funds will vary from year to year and will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.

After deduction of the Fund expenses and Mortality and Expense Risk Charge, the illustrated gross annual investment rates of return of 0%, 6% and 10% correspond to approximate net annual rates of -1.39%, 4.61% and 8.61%, respectively, on a current basis, and to approximate net annual rates of -1.64%, 4.36%, and 8.36%, respectively, on a guaranteed basis. These approximate net annual rates of return do not reflect the deduction of the cost of Insurance Charge and the Policy Administrative Expense Charge.

The illustrations do not reflect any charges for federal income taxes against the Separate Account since the Company is not currently deducting such charges from Fund UL III. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 10% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Contract Values and Cash Surrender Values illustrated.

Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6%, or 10%, but (i) the rates of return varied above and below these averages during the period,
(ii) Premium Payments were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Investment Options with varying rates of return. They would also differ if a policy loan or partial withdrawal were made during the period of time illustrated, if the Insured were female or in another rating classification, if a different Death Benefit Option had been selected, or if the Policies were issued in situations where distinctions between male and female Insureds are not permitted. If actual gross rates of return on the Funds are higher or lower than those assumed in these illustrations, and/or if the actual current charges are higher or lower than those assumed in these illustrations, the actual results (Death Benefit, Contract Value, and Cash Surrender Value) will differ from the illustrated results.

Where required by law or upon request, the Company, through its agent, will provide you a personalized illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the weighted average Fund expenses, arithmetic average Fund expenses and/or the actual Fund expenses depending on what you request. An explanation of how the Fund expenses are calculated will appear on the illustration. The hypothetical gross annual investment return assumed in such an illustration would not exceed 10%.

          CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE -- SERIES 2
                 FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH GUARANTEED CHARGES



UNISEX ISSUE AGE 47                                                                TOTAL FACE AMOUNT:            240,000
GUARANTEED ISSUE, NON-SMOKER                                                       BASE FACE AMOUNT:             240,000
ANNUAL PREMIUM: $13,978                                                            TERM FACE AMOUNT:                   0




                TOTAL                0%                          6%                            10%
      ANNUAL  PREMIUMS  --------------------------- --------------------------- --------------------------------
     PREMIUM   WITH 5%  CONTRACT SURRENDER   DEATH  CONTRACT SURRENDER   DEATH   CONTRACT   SURRENDER    DEATH
YEAR  OUTLAY  INTEREST    VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT    VALUE      VALUE     BENEFIT
---- ------- ---------- -------- --------- -------- -------- --------- -------- ---------- ---------- ----------


  1  $13,978    $14,677  $11,265  $11,265  $240,000  $11,983   $11,983 $240,000    $12,466    $12,466   $240,000
  2  $13,978    $30,088  $22,315  $22,315  $240,000  $24,458   $24,458 $240,000    $25,948    $25,948   $240,000
  3  $13,978    $46,269  $33,154  $33,154  $240,000  $37,451   $37,451 $240,000    $40,538    $40,538   $240,000
  4  $13,978    $63,259  $43,781  $43,781  $240,000  $50,988   $50,988 $240,000    $56,339    $56,339   $240,000
  5  $13,978    $81,099  $54,199  $54,199  $240,000  $65,100   $65,100 $240,000    $73,466    $73,466   $240,000
  6  $13,978    $99,831  $64,410  $64,410  $240,000  $79,820   $79,820 $240,000    $92,049    $92,049   $240,000
  7  $13,978   $119,499  $74,412  $74,412  $240,000  $95,187   $95,187 $240,000   $112,181   $112,181   $251,380
  8       $0   $125,474  $71,583  $71,583  $240,000  $97,852   $97,852 $240,000   $120,070   $120,070   $261,696
  9       $0   $131,748  $68,630  $68,630  $240,000 $100,536  $100,536 $240,000   $128,464   $128,464   $272,455
 10       $0   $138,336  $65,539  $65,539  $240,000 $103,235  $103,235 $240,000   $137,394   $137,394   $283,674
 15       $0   $176,555  $47,419  $47,419  $240,000 $116,883  $116,883 $240,000   $191,278   $191,278   $347,455
 20       $0   $225,334  $21,235  $21,235  $240,000 $129,630  $129,630 $240,000   $263,112   $263,112   $425,907
 25       $0   $287,590       $0       $0        $0 $139,540  $139,540 $240,000   $357,142   $357,142   $522,157
 30       $0   $367,045       $0       $0        $0 $141,215  $141,215 $240,000   $472,309   $472,309   $660,712
 35       $0   $468,453       $0       $0        $0 $121,264  $121,264 $240,000   $601,765   $601,765   $787,541
 40       $0   $597,878       $0       $0        $0  $24,523   $24,523 $240,000   $750,965   $750,965   $894,974
 45       $0   $763,061       $0       $0        $0       $0        $0       $0   $933,015   $933,015 $1,064,077
 50       $0   $973,881       $0       $0        $0       $0        $0       $0 $1,139,053 $1,139,053 $1,228,376
 53       $0 $1,183,758       $0       $0        $0       $0        $0       $0 $1,231,945 $1,231,945 $1,246,728


These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 10% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

          CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE -- SERIES 2
                 FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
                           LEVEL DEATH BENEFIT OPTION
                 HYPOTHETICAL ILLUSTRATION WITH CURRENT CHARGES



UNISEX ISSUE AGE 47                                                                TOTAL FACE AMOUNT:            240,000
GUARANTEED ISSUE, NON-SMOKER                                                       BASE FACE AMOUNT:             240,000
ANNUAL PREMIUM: $13,978                                                            TERM FACE AMOUNT:                   0




                TOTAL                0%                          6%                            10%
      ANNUAL  PREMIUMS  --------------------------- --------------------------- --------------------------------
     PREMIUM   WITH 5%  CONTRACT SURRENDER   DEATH  CONTRACT SURRENDER   DEATH   CONTRACT   SURRENDER    DEATH
YEAR  OUTLAY  INTEREST    VALUE    VALUE    BENEFIT   VALUE    VALUE    BENEFIT    VALUE      VALUE     BENEFIT
---- ------- ---------- -------- --------- -------- -------- --------- -------- ---------- ---------- ----------


  1  $13,978    $14,677  $12,486  $12,486  $240,000  $13,249   $13,249 $240,000    $13,762    $13,762   $240,000
  2  $13,978    $30,088  $24,278  $24,278  $240,000  $26,570   $26,570 $240,000    $28,163    $28,163   $240,000
  3  $13,978    $46,269  $35,868  $35,868  $240,000  $40,469   $40,469 $240,000    $43,773    $43,773   $240,000
  4  $13,978    $63,259  $47,284  $47,284  $240,000  $55,003   $55,003 $240,000    $60,732    $60,732   $240,000
  5  $13,978    $81,099  $58,646  $58,646  $240,000  $70,342   $70,342 $240,000    $79,313    $79,313   $240,000
  6  $13,978    $99,831  $69,901  $69,901  $240,000  $86,466   $86,466 $240,000    $99,602    $99,602   $240,000
  7  $13,978   $119,499  $81,030  $81,030  $240,000 $103,404  $103,404 $240,000   $121,601   $121,601   $272,487
  8       $0   $125,474  $79,040  $79,040  $240,000 $107,441  $107,441 $240,000   $131,239   $131,239   $286,040
  9       $0   $131,748  $76,986  $76,986  $240,000 $111,637  $111,637 $240,000   $141,625   $141,625   $300,368
 10       $0   $138,336  $74,886  $74,886  $240,000 $116,022  $116,022 $240,000   $152,843   $152,843   $315,570
 15       $0   $176,555  $63,299  $63,299  $240,000 $140,690  $140,690 $255,561   $223,672   $223,672   $406,297
 20       $0   $225,334  $47,624  $47,624  $240,000 $169,505  $169,505 $274,383   $325,254   $325,254   $526,497
 25       $0   $287,590  $26,772  $26,772  $240,000 $205,681  $205,681 $300,714   $476,186   $476,186   $696,204
 30       $0   $367,045       $0       $0        $0 $248,622  $248,622 $347,796   $694,463   $694,463   $971,482
 35       $0   $468,453       $0       $0        $0 $297,299  $297,299 $389,080 $1,001,855 $1,001,855 $1,311,145
 40       $0   $597,878       $0       $0        $0 $352,239  $352,239 $419,786 $1,431,927 $1,431,927 $1,706,522
 45       $0   $763,061       $0       $0        $0 $415,407  $415,407 $473,760 $2,037,045 $2,037,045 $2,323,193
 50       $0   $973,881       $0       $0        $0 $490,258  $490,258 $528,704 $2,899,784 $2,899,784 $3,127,182
 53       $0 $1,183,758       $0       $0        $0 $540,188  $540,188 $546,670 $3,575,367 $3,575,367 $3,618,271


These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 10% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus, which is incorporated by reference into this prospectus. For a free copy of the SAI or for other Policy inquiries please contact us by writing to MetLife Insurance Company of Connecticut, Specialized Benefit Resources, 485-B Rt. One South, 4th Floor, Iselin, NJ 08830, call 1-888-458-2654 or access the SEC's website (http://www.sec.gov).

To obtain free copies of personalized illustrations of Death Benefits, Cash Surrender Values, and Contract Values please contact your agent or registered representative.

The SAI and additional information about the Registrant can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Registrant are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File Numbers: 811-09215

Book 98                                                                     5/07

ANNUAL REPORT
December 31, 2006

                          MetLife of CT Fund UL III
                         for Variable Life Insurance
                                      of
                   MetLife Insurance Company of Connecticut

           REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of
MetLife of CT Fund UL III for Variable Life Insurance and the Board of Directors of MetLife Insurance Company of Connecticut:

We have audited the accompanying statement of assets and liabilities of the Investment Options (as disclosed in Appendix A) comprising MetLife of CT Fund UL III for Variable Annuities (formerly, The Travelers Fund UL III for Variable Annuities) (the "Separate Account") of MetLife Insurance Company of Connecticut (formerly, The Travelers Insurance Company) ("MICC") as of December 31, 2006, the related statement of operations for the period in the year then ended, and the statements of changes in net assets for each of the periods in the two years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights of the Separate Account included in footnote 5 for the periods in the three years ended December 31, 2004, were audited by other auditors whose report, dated March 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Investment Options comprising the Separate Account of MICC as of December 31, 2006, the results of their operations for the period in the year then ended, and the changes in their net assets for each of the periods in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants

Tampa, Florida
March 19, 2007

                                  APPENDIX A

AIM V.I. International Growth Investment Option (Series I)

AllianceBernstein Growth and Income Investment Option
 (Class B)

AllianceBernstein Large-Cap Growth Investment Option (Class B)

American Century VP Ultra Investment Option (Class I)

American Funds Global Growth Investment Option (Class 2)

American Funds Growth Investment Option (Class 2)

American Funds Growth-Income Investment Option (Class 2)

Capital Appreciation Investment Option

Credit Suisse Trust Emerging Markets Investment Option

Delaware VIP REIT Investment Option (Standard Class)

Delaware VIP Small Cap Value Investment Option
 (Standard Class)

Dreyfus Stock Index Investment Option (Initial Shares)

Dreyfus VIF Appreciation Investment Option (Initial Shares)

Dreyfus VIF Developing Leaders Investment Option
 (Initial Shares)

DWS VIT Small Cap Index Investment Option (Class A)

FTVIPT Franklin Small-Mid Cap Growth Securities Investment Option (Class 2)

FTVIPT Templeton Developing Markets Securities Investment Option (Class 2)

FTVIPT Templeton Foreign Securities Investment Option
 (Class 2)

FTVIPT Templeton Global Asset Allocation Investment Option (Class 1)

FTVIPT Templeton Global Income Securities Investment Option (Class 1)

FTVIPT Templeton Growth Securities Investment Option
 (Class 2)

High Yield Bond Investment Option

Janus Aspen Balanced Investment Option (Service Shares)

Janus Aspen Global Technology Investment Option
 (Service Shares)

Janus Aspen Worldwide Growth Investment Option
 (Service Shares)

LMPIS Government Investment Option (Class A)

LMPVPI All Cap Investment Option (Class I)

LMPVPI Global High Yield Bond Investment Option (Class I)

LMPVPI Investors Investment Option (Class I)

LMPVPI Strategic Bond Investment Option (Class I)

LMPVPI Total Return Investment Option (Class I)

LMPVPII Equity Index Investment Option (Class I)

LMPVPII Fundamental Value Investment Option

LMPVPIII Aggressive Growth Investment Option

LMPVPIII International All Cap Growth Investment Option

LMPVPIII Large Cap Growth Investment Option

LMPVPIII Social Awareness Stock Investment Option

Lord Abbett Growth and Income Investment Option (Class VC)

Lord Abbett Mid-Cap Value Investment Option (Class VC)

MIST Batterymarch Mid-Cap Stock Investment Option (Class A)

MIST BlackRock Large-Cap Core Investment Option (Class A)

MIST Harris Oakmark International Investment Option (Class A)

MIST Janus Capital Appreciation Investment Option (Class A)

MIST Lord Abbett Bond Debenture Investment Option (Class A)

MIST Lord Abbett Growth and Income Investment Option (Class B)

MIST Lord Abbett Mid-Cap Value Investment Option (Class B)

MIST Met/AIM Capital Appreciation Investment Option (Class A)

MIST Met/AIM Small Cap Growth Investment Option (Class A)

MIST Neuberger Berman Real Estate Investment Option (Class A)

MIST Pioneer Fund Investment Option (Class A)

Money Market Investment Option

MSF BlackRock Aggressive Growth Investment Option (Class D)

MSF BlackRock Bond Income Investment Option (Class A)

MSF BlackRock Money Market Investment Option (Class A)

MSF Capital Guardian U.S. Equity Investment Option (Class A)

MSF FI Large Cap Investment Option (Class A)

MSF FI Value Leaders Investment Option (Class D)

MSF MetLife Aggressive Allocation Investment Option (Class B)

MSF MetLife Conservative Allocation Investment Option (Class B)

MSF MetLife Conservative to Moderate Allocation Investment Option (Class B)

MSF MetLife Moderate Allocation Investment Option (Class B)

MSF MetLife Moderate to Aggressive Allocation Investment Option (Class B)

MSF MFS(R) Total Return Investment Option (Class F)

MSF Oppenheimer Global Equity Investment Option (Class B)

MSF T. Rowe Price Large Cap Growth Investment Option (Class B)

MSF Western Asset Management High Yield Bond Investment Option (Class A)

MSF Western Asset Management U.S. Government Investment Option (Class A)

PIMCO VIT Low Duration Investment Option

PIMCO VIT Real Return Investment Option (Administrative Class)

PIMCO VIT Total Return Investment Option (Administrative Class)

Pioneer Mid Cap Value VCT Investment Option (Class II)

Putnam VT Discovery Growth Investment Option (Class IB)

Putnam VT International Equity Investment Option (Class IB)

Putnam VT Small Cap Value Investment Option (Class IB)

Royce Micro-Cap Investment Option

Royce Small-Cap Investment Option

The Merger Fund VL Investment Option

Travelers AIM Capital Appreciation Investment Option

Travelers Convertible Securities Investment Option

Travelers Disciplined Mid Cap Stock Investment Option

Travelers Equity Income Investment Option

Travelers Large Cap Investment Option

Travelers Managed Allocation Series: Aggressive Investment Option

Travelers Managed Allocation Series: Conservative Investment Option

Travelers Managed Allocation Series: Moderate Investment Option

Travelers Mercury Large Cap Core Investment Option

Travelers MFS(R) Mid Cap Growth Investment Option

Travelers MFS(R) Total Return Investment Option

Travelers Mondrian International Stock Investment Option

Travelers Quality Bond Investment Option

Travelers Strategic Equity Investment Option

Travelers U.S. Government Securities Investment Option

Travelers Van Kampen Enterprise Investment Option

UIF Emerging Markets Equity Investment Option (Class I)

Vanguard VIF Diversified Value Investment Option

Vanguard VIF Equity Index Investment Option

Vanguard VIF International Investment Option

Vanguard VIF Mid-Cap Index Investment Option

Vanguard VIF Short-Term Investment-Grade Investment Option

Vanguard VIF Small Company Growth Investment Option

VIP Asset Manager SM Investment Option (Initial Class)

VIP Contrafund(R) Investment Option (Initial Class)

VIP Contrafund(R) Investment Option (Service Class 2)

VIP Growth & Income Investment Option (Service Class 2)

VIP Mid Cap Investment Option (Service Class 2)

VIP Overseas Investment Option (Service Class 2)

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                     STATEMENT OF ASSETS AND LIABILITIES
                              December 31, 2006

                                                     Dreyfus Stock Index                                  AIM V.I.
                                                      Investment Option    The Merger Fund VL       International Growth
                                                      (Initial Shares)     Investment Option    Investment Option (Series I)
                                                      ----------------     -----------------    ----------------------------

Assets:
 Investments at market value .....................   $        55,610,838   $          165,137   $                 15,370,977
                                                     -------------------   ------------------   ----------------------------
    Total Assets .................................            55,610,838              165,137                     15,370,977
                                                     -------------------   ------------------   ----------------------------
Liabilities:
 Payables:
   Insurance charges..............................                   528                    2                            167
                                                     -------------------   ------------------   ----------------------------
    Total Liabilities ............................                   528                    2                            167
                                                     -------------------   ------------------   ----------------------------
Net Assets:                                          $        55,610,310   $          165,135   $                 15,370,810
                                                     ===================   ==================   ============================

                                                                                                          American
                                                                                                      Century VP Ultra
                                                                                                 Investment Option (Class I)
                                                                                                 ---------------------------

Assets:
 Investments at market value .................................................................   $                 4,351,356
                                                                                                 ---------------------------
    Total Assets .............................................................................                     4,351,356
                                                                                                 ---------------------------
Liabilities:
 Payables:
   Insurance charges..........................................................................                            48
                                                                                                 ---------------------------
    Total Liabilities ........................................................................                            48
                                                                                                 ---------------------------
Net Assets:                                                                                      $                 4,351,308
                                                                                                 ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

                                                  American Funds                   American
                                                  Global Growth                  Funds Growth
                                           Investment Option (Class 2)   Investment Option (Class 2)
                                           ---------------------------   ---------------------------

Assets:
 Investments at market value ...........   $                21,279,618   $                77,475,895
                                           ---------------------------   ---------------------------
    Total Assets .......................                    21,279,618                    77,475,895
                                           ---------------------------   ---------------------------

Liabilities:
 Payables:
   Insurance charges....................                           248                           760
                                           ---------------------------   ---------------------------
    Total Liabilities ..................                           248                           760
                                           ---------------------------   ---------------------------
Net Assets:                                $                21,279,370   $                77,475,135
                                           ===========================   ===========================

                                                  American Funds         Credit Suisse Trust
                                                  Growth-Income            Emerging Markets
                                           Investment Option (Class 2)    Investment Option
                                           ---------------------------    -----------------

Assets:
 Investments at market value ...........   $                41,046,630   $         3,640,804
                                           ---------------------------   -------------------
    Total Assets .......................                    41,046,630             3,640,804
                                           ---------------------------   -------------------

Liabilities:
 Payables:
   Insurance charges....................                           366                    43
                                           ---------------------------   -------------------
    Total Liabilities ..................                           366                    43
                                           ---------------------------   -------------------
Net Assets:                                $                41,046,264   $         3,640,761
                                           ===========================   ===================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

   Delaware VIP        Dreyfus VIF          Dreyfus VIF
 Small Cap Value       Appreciation     Developing Leaders
Investment Option   Investment Option    Investment Option
 (Standard Class)    (Initial Shares)    (Initial Shares)
 ----------------    ----------------    ----------------

$      10,533,088   $      26,028,380   $       14,949,775
-----------------   -----------------   ------------------
       10,533,088          26,028,380           14,949,775
-----------------   -----------------   ------------------

              118                 348                  165
-----------------   -----------------   ------------------
              118                 348                  165
-----------------   -----------------   ------------------
$      10,532,970   $      26,028,032   $       14,949,610
=================   =================   ==================

                                    FTVIPT Franklin                    FTVIPT
          DWS VIT                    Small-Mid Cap              Templeton Developing
      Small Cap Index              Growth Securities             Markets Securities
Investment Option (Class A)   Investment Option (Class 2)   Investment Option (Class 2)
---------------------------   ---------------------------   ---------------------------

$                27,685,946   $                13,388,348   $                36,284,801
---------------------------   ---------------------------   ---------------------------
                 27,685,946                    13,388,348                    36,284,801
---------------------------   ---------------------------   ---------------------------

                        280                           123                           383
---------------------------   ---------------------------   ---------------------------
                        280                           123                           383
---------------------------   ---------------------------   ---------------------------
$                27,685,666   $                13,388,225   $                36,284,418
===========================   ===========================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

                                                 FTVIPT Templeton              FTVIPT Templeton
                                                Foreign Securities         Global Asset Allocation
                                           Investment Option (Class 2)   Investment Option (Class 1)
                                           ---------------------------   ---------------------------

Assets:
 Investments at market value ...........   $                27,756,063   $                 4,166,998
                                           ---------------------------   ---------------------------
    Total Assets .......................                    27,756,063                     4,166,998
                                           ---------------------------   ---------------------------

Liabilities:
 Payables:
   Insurance charges....................                           251                            56
                                           ---------------------------   ---------------------------
    Total Liabilities ..................                           251                            56
                                           ---------------------------   ---------------------------
Net Assets:                                $                27,755,812   $                 4,166,942
                                           ===========================   ===========================

                                                                         Janus Aspen Global
                                                 FTVIPT Templeton            Technology
                                             Global Income Securities     Investment Option
                                           Investment Option (Class 1)    (Service Shares)
                                           ---------------------------    ----------------

Assets:
 Investments at market value ...........   $                 4,284,882   $        1,628,048
                                           ---------------------------   ------------------
    Total Assets .......................                     4,284,882            1,628,048
                                           ---------------------------   ------------------

Liabilities:
 Payables:
   Insurance charges....................                            53                   18
                                           ---------------------------   ------------------
    Total Liabilities ..................                            53                   18
                                           ---------------------------   ------------------
Net Assets:                                $                 4,284,829   $        1,628,030
                                           ===========================   ==================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

   Janus Aspen
 Worldwide Growth              LMPIS                         LMPVPI
Investment Option            Government                     All Cap
 (Service Shares)   Investment Option (Class A)   Investment Option (Class I)
 ----------------   ---------------------------   ---------------------------

       $2,189,460   $                   152,056   $                10,560,830
-----------------   ---------------------------   ---------------------------
        2,189,460                       152,056                    10,560,830
-----------------   ---------------------------   ---------------------------

               26                             2                           141
-----------------   ---------------------------   ---------------------------
               26                             2                           141
-----------------   ---------------------------   ---------------------------
$       2,189,434   $                   152,054   $                10,560,689
=================   ===========================   ===========================

     LMPVPI Global High                  LMPVPI                        LMPVPI
         Yield Bond                    Investors                   Strategic Bond
Investment Option (Class I)   Investment Option (Class I)   Investment Option (Class I)
---------------------------   ---------------------------   ---------------------------

$                19,995,973   $                 7,668,698   $                 4,679,240
---------------------------   ---------------------------   ---------------------------
                 19,995,973                     7,668,698                     4,679,240
---------------------------   ---------------------------   ---------------------------

                        274                            93                            53
---------------------------   ---------------------------   ---------------------------
                        274                            93                            53
---------------------------   ---------------------------   ---------------------------
$                19,995,699   $                 7,668,605   $                 4,679,187
===========================   ===========================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006


                                                                                                            LMPVPII
                                               LMPVPI Total Return           LMPVPII Equity Index      Fundamental Value
                                           Investment Option (Class I)   Investment Option (Class I)   Investment Option
                                           ---------------------------   ---------------------------   -----------------

Assets:
 Investments at market value ...........   $                   889,928   $                27,463,215   $       4,939,025
                                           ---------------------------   ---------------------------   -----------------
    Total Assets .......................                       889,928                    27,463,215           4,939,025
                                           ---------------------------   ---------------------------   -----------------

Liabilities:
 Payables:
   Insurance charges....................                            11                           323                  56
                                           ---------------------------   ---------------------------   -----------------
    Total Liabilities ..................                            11                           323                  56
                                           ---------------------------   ---------------------------   -----------------
Net Assets:                                $                   889,917   $                27,462,892   $       4,938,969
                                           ===========================   ===========================   =================

                                                LMPVPIII
                                           Aggressive Growth
                                           Investment Option
                                           -----------------

Assets:
 Investments at market value ...........   $       6,545,398
                                           -----------------
    Total Assets .......................           6,545,398
                                           -----------------

Liabilities:
 Payables:
   Insurance charges....................                  74
                                           -----------------
    Total Liabilities ..................                  74
                                           -----------------
Net Assets:                                $       6,545,324
                                           =================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

     LMPVPIII
  International          LMPVPIII        LMPVPIII Social
  All Cap Growth     Large Cap Growth    Awareness Stock
Investment Option   Investment Option   Investment Option
-----------------   -----------------   -----------------

$         962,985   $       7,378,360   $       2,125,895
-----------------   -----------------   -----------------
          962,985           7,378,360           2,125,895
-----------------   -----------------   -----------------

               13                  92                  24
-----------------   -----------------   -----------------
               13                  92                  24
-----------------   -----------------   -----------------
$         962,972   $       7,378,268   $       2,125,871
=================   =================   =================

     Lord Abbett Growth                 Lord Abbett                MIST Batterymarch
         and Income                    Mid-Cap Value                 Mid-Cap Stock
Investment Option (Class VC)   Investment Option (Class VC)   Investment Option (Class A)
----------------------------   ----------------------------   ---------------------------

$                  4,712,522   $                 15,544,061   $                14,740,011
----------------------------   ----------------------------   ---------------------------
                   4,712,522                     15,544,061                    14,740,011
----------------------------   ----------------------------   ---------------------------

                          53                            195                           164
----------------------------   ----------------------------   ---------------------------
                          53                            195                           164
----------------------------   ----------------------------   ---------------------------
$                  4,712,469   $                 15,543,866   $                14,739,847
============================   ============================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

                                                  MIST BlackRock             MIST Harris Oakmark
                                                  Large-Cap Core                International
                                           Investment Option (Class A)   Investment Option (Class A)
                                           ---------------------------   ---------------------------

Assets:
 Investments at market value ...........   $                   843,918   $                12,284,854
                                           ---------------------------   ---------------------------
    Total Assets .......................                       843,918                    12,284,854
                                           ---------------------------   ---------------------------

Liabilities:
 Payables:
   Insurance charges....................                            10                           127
                                           ---------------------------   ---------------------------
    Total Liabilities ..................                            10                           127
                                           ---------------------------   ---------------------------
Net Assets:                                $                   843,908   $                12,284,727
                                           ===========================   ===========================

                                                MIST Janus Capital             MIST Lord Abbett
                                                   Appreciation                 Bond Debenture
                                           Investment Option (Class A)   Investment Option (Class A)
                                           ---------------------------   ---------------------------

Assets:
 Investments at market value ...........   $                12,662,430   $                 6,714,513
                                           ---------------------------   ---------------------------
    Total Assets .......................                    12,662,430                     6,714,513
                                           ---------------------------   ---------------------------

Liabilities:
 Payables:
   Insurance charges....................                           154                            89
                                           ---------------------------   ---------------------------
    Total Liabilities ..................                           154                            89
                                           ---------------------------   ---------------------------
Net Assets:                                $                12,662,276   $                 6,714,424
                                           ===========================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

      MIST Lord Abbett              MIST Lord Abbett                MIST Met/AIM
     Growth and Income               Mid-Cap Value              Capital Appreciation
Investment Option (Class B)   Investment Option (Class B)   Investment Option (Class A)
---------------------------   ---------------------------   ---------------------------

$                 7,463,413   $                 9,591,996   $                 2,775,236
---------------------------   ---------------------------   ---------------------------
                  7,463,413                     9,591,996                     2,775,236
---------------------------   ---------------------------   ---------------------------

                         67                            85                            37
---------------------------   ---------------------------   ---------------------------
                         67                            85                            37
---------------------------   ---------------------------   ---------------------------
$                 7,463,346   $                 9,591,911   $                 2,775,199
===========================   ===========================   ===========================

     MIST Met/AIM Small              MIST Neuberger
         Cap Growth                Berman Real Estate            MIST Pioneer Fund
Investment Option (Class A)   Investment Option (Class A)   Investment Option (Class A)
---------------------------   ---------------------------   ---------------------------

$                   245,023   $                70,873,332   $                   125,709
---------------------------   ---------------------------   ---------------------------
                    245,023                    70,873,332                       125,709
---------------------------   ---------------------------   ---------------------------

                          2                           853                             2
---------------------------   ---------------------------   ---------------------------
                          2                           853                             2
---------------------------   ---------------------------   ---------------------------
$                   245,021   $                70,872,479   $                   125,707
===========================   ===========================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006


                                                  MSF BlackRock                 MSF BlackRock
                                                Aggressive Growth                Bond Income
                                           Investment Option (Class D)   Investment Option (Class A)
                                           ---------------------------   ---------------------------

Assets:
 Investments at market value ...........   $                 7,614,767   $                 8,901,475
                                           ---------------------------   ---------------------------
    Total Assets .......................                     7,614,767                     8,901,475
                                           ---------------------------   ---------------------------

Liabilities:
 Payables:
   Insurance charges....................                            90                           102
                                           ---------------------------   ---------------------------
    Total Liabilities ..................                            90                           102
                                           ---------------------------   ---------------------------
Net Assets:                                $                 7,614,677   $                 8,901,373
                                           ===========================   ===========================

                                                  MSF BlackRock                  MSF Capital
                                                   Money Market              Guardian U.S. Equity
                                           Investment Option (Class A)   Investment Option (Class A)
                                           ---------------------------   ---------------------------

Assets:
 Investments at market value ...........   $               117,916,911   $                 2,575,895
                                           ---------------------------   ---------------------------
    Total Assets .......................                   117,916,911                     2,575,895
                                           ---------------------------   ---------------------------

Liabilities:
 Payables:
   Insurance charges....................                         1,421                            29
                                           ---------------------------   ---------------------------
    Total Liabilities ..................                         1,421                            29
                                           ---------------------------   ---------------------------
Net Assets:                                $               117,915,490   $                 2,575,866
                                           ===========================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

           MSF FI                        MSF FI                     MSF MetLife
         Large Cap                   Value Leaders             Aggressive Allocation
Investment Option (Class A)   Investment Option (Class D)   Investment Option (Class B)
---------------------------   ---------------------------   ---------------------------

$                 2,532,290   $                17,813,214   $                 1,346,718
---------------------------   ---------------------------   ---------------------------
                  2,532,290                    17,813,214                     1,346,718
---------------------------   ---------------------------   ---------------------------

                         30                           217                            13
---------------------------   ---------------------------   ---------------------------
                         30                           217                            13
---------------------------   ---------------------------   ---------------------------
$                 2,532,260   $                17,812,997   $                 1,346,705
===========================   ===========================   ===========================

                                      MSF MetLife
        MSF MetLife                 Conservative to                 MSF MetLife
  Conservative Allocation         Moderate Allocation           Moderate Allocation
Investment Option (Class B)   Investment Option (Class B)   Investment Option (Class B)
---------------------------   ---------------------------   ---------------------------

$                 4,942,309   $                10,432,315   $                 2,356,888
---------------------------   ---------------------------   ---------------------------
                  4,942,309                    10,432,315                     2,356,888
---------------------------   ---------------------------   ---------------------------

                         46                            90                            26
---------------------------   ---------------------------   ---------------------------
                         46                            90                            26
---------------------------   ---------------------------   ---------------------------
$                 4,942,263   $                10,432,225   $                 2,356,862
===========================   ===========================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

                                                   MSF MetLife
                                                   Moderate to                    MSF MFS(R)
                                              Aggressive Allocation              Total Return
                                           Investment Option (Class B)   Investment Option (Class F)
                                           ---------------------------   ---------------------------

Assets:
 Investments at market value ...........   $                   522,095   $                45,429,727
                                           ---------------------------   ---------------------------
    Total Assets .......................                       522,095                    45,429,727
                                           ---------------------------   ---------------------------

Liabilities:
 Payables:
   Insurance charges....................                             7                           513
                                           ---------------------------   ---------------------------
    Total Liabilities ..................                             7                           513
                                           ---------------------------   ---------------------------
Net Assets:                                $                   522,088   $                45,429,214
                                           ===========================   ===========================

                                                 MSF Oppenheimer              MSF T. Rowe Price
                                                  Global Equity                Large Cap Growth
                                           Investment Option (Class B)   Investment Option (Class B)
                                           ---------------------------   ---------------------------

Assets:
 Investments at market value ...........   $                 1,213,998   $                 3,388,189
                                           ---------------------------   ---------------------------
    Total Assets .......................                     1,213,998                     3,388,189
                                           ---------------------------   ---------------------------

Liabilities:
 Payables:
   Insurance charges....................                            13                            38
                                           ---------------------------   ---------------------------
    Total Liabilities ..................                            13                            38
                                           ---------------------------   ---------------------------
Net Assets:                                $                 1,213,985   $                 3,388,151
                                           ===========================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

     MSF Western Asset             MSF Western Asset
         Management                 Management U.S.             PIMCO VIT
      High Yield Bond                  Government              Low Duration
Investment Option (Class A)   Investment Option (Class A)   Investment Option
---------------------------   ---------------------------   -----------------

$                16,326,673   $                19,580,541   $      33,159,955
---------------------------   ---------------------------   -----------------
                 16,326,673                    19,580,541          33,159,955
---------------------------   ---------------------------   -----------------

                        174                            55                 393
---------------------------   ---------------------------   -----------------
                        174                            55                 393
---------------------------   ---------------------------   -----------------
$                16,326,499   $                19,580,486   $      33,159,562
===========================   ===========================   =================

       PIMCO VIT                PIMCO VIT
      Real Return             Total Return               Pioneer Mid Cap
   Investment Option        Investment Option               Value VCT
(Administrative Class)   (Administrative Class)   Investment Option (Class II)
----------------------   ----------------------   ----------------------------

$           48,710,110   $          139,902,091   $                  6,309,132
----------------------   ----------------------   ----------------------------
            48,710,110              139,902,091                      6,309,132
----------------------   ----------------------   ----------------------------

                   548                    1,552                             75
----------------------   ----------------------   ----------------------------
                   548                    1,552                             75
----------------------   ----------------------   ----------------------------
$           48,709,562   $          139,900,539   $                  6,309,057
======================   ======================   ============================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

                                                     Putnam VT                      Putnam VT
                                                 Discovery Growth             International Equity
                                           Investment Option (Class IB)   Investment Option (Class IB)
                                           ----------------------------   ----------------------------

Assets:
 Investments at market value ...........   $                    275,061   $                  7,026,464
                                           ----------------------------   ----------------------------
    Total Assets .......................                        275,061                      7,026,464
                                           ----------------------------   ----------------------------

Liabilities:
 Payables:
   Insurance charges....................                              4                             79
                                           ----------------------------   ----------------------------
    Total Liabilities ..................                              4                             79
                                           ----------------------------   ----------------------------
Net Assets:                                $                    275,057   $                  7,026,385
                                           ============================   ============================

                                                     Putnam VT
                                                  Small Cap Value          Royce Micro-Cap
                                           Investment Option (Class IB)   Investment Option
                                           ----------------------------   -----------------

Assets:
 Investments at market value ...........   $                 40,403,380   $       5,460,186
                                           ----------------------------   -----------------
    Total Assets .......................                     40,403,380           5,460,186
                                           ----------------------------   -----------------

Liabilities:
 Payables:
   Insurance charges....................                            468                  47
                                           ----------------------------   -----------------
    Total Liabilities ..................                            468                  47
                                           ----------------------------   -----------------
Net Assets:                                $                 40,402,912   $       5,460,139
                                           ============================   =================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

                            UIF Emerging             Vanguard VIF
 Royce Small-Cap           Markets Equity         Diversified Value
Investment Option   Investment Option (Class I)   Investment Option
-----------------   ---------------------------   -----------------

$       5,740,772   $                 1,147,919   $      19,472,085
-----------------   ---------------------------   -----------------
        5,740,772                     1,147,919          19,472,085
-----------------   ---------------------------   -----------------

               64                            13                 269
-----------------   ---------------------------   -----------------
               64                            13                 269
-----------------   ---------------------------   -----------------
$       5,740,708   $                 1,147,906   $      19,471,816
=================   ===========================   =================

   Vanguard VIF        Vanguard VIF        Vanguard VIF
   Equity Index       International       Mid-Cap Index
Investment Option   Investment Option   Investment Option
-----------------   -----------------   -----------------

$      27,917,754   $         237,651   $      16,477,159
-----------------   -----------------   -----------------
       27,917,754             237,651          16,477,159
-----------------   -----------------   -----------------

              385                   3                 226
-----------------   -----------------   -----------------
              385                   3                 226
-----------------   -----------------   -----------------
$      27,917,369   $         237,648   $      16,476,933
=================   =================   =================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

                                             Vanguard VIF
                                              Short-Term       Vanguard VIF Small   VIP Asset Manager SM
                                            Investment-Grade     Company Growth       Investment Option
                                           Investment Option    Investment Option      (Initial Class)
                                           -----------------    -----------------      ---------------

Assets:
 Investments at market value ...........   $           2,147   $        1,416,615   $          3,668,689
                                           -----------------   ------------------   --------------------
    Total Assets .......................               2,147            1,416,615              3,668,689
                                           -----------------   ------------------   --------------------

Liabilities:
 Payables:
   Insurance charges....................                  --                   19                     49
                                           -----------------   ------------------   --------------------
   Total Liabilities....................                  --                   19                     49
                                           -----------------   ------------------   --------------------
Net Assets:                                $           2,147   $        1,416,596   $          3,668,640
                                           =================   ==================   ====================

                                           VIP Contrafund(R)
                                           Investment Option
                                            (Initial Class)
                                            ---------------

Assets:
 Investments at market value ...........   $      13,603,960
                                           -----------------
    Total Assets .......................          13,603,960
                                           -----------------

Liabilities:
 Payables:
   Insurance charges....................                 186
                                           -----------------
   Total Liabilities....................                 186
                                           -----------------
Net Assets:                                $      13,603,774
                                           =================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENT OF ASSETS AND LIABILITIES  --  (Concluded)
                              December 31, 2006


VIP Contrafund(R)   VIP Growth & Income      VIP Mid Cap
Investment Option    Investment Option    Investment Option
(Service Class 2)    (Service Class 2)    (Service Class 2)
-----------------    -----------------    -----------------

$      37,941,080   $        13,416,063   $      47,983,343
-----------------   -------------------   -----------------
       37,941,080            13,416,063          47,983,343
-----------------   -------------------   -----------------

              383                   135                 576
-----------------   -------------------   -----------------
              383                   135                 576
-----------------   -------------------   -----------------
$      37,940,697   $        13,415,928   $      47,982,767
=================   ===================   =================

   VIP Overseas
Investment Option
(Service Class 2)
-----------------

$      20,005,711
-----------------
       20,005,711
-----------------

              206
-----------------
              206
-----------------
$      20,005,505
=================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                           STATEMENT OF OPERATIONS
                     For the year ended December 31, 2006

                                           Dreyfus Stock Index                                  AIM V.I.
                                            Investment Option    The Merger Fund VL       International Growth
                                             (Initial Shares)     Investment Option   Investment Option (Series I)
                                             ----------------     -----------------   ----------------------------

Investment Income:
 Dividends .............................   $           734,284   $               --   $                    135,692
                                           -------------------   ------------------   ----------------------------
Expenses:
 Insurance charges .....................                76,713                  168                         14,286
                                           -------------------   ------------------   ----------------------------
    Net investment income (loss) .......               657,571                 (168)                       121,406
                                           -------------------   ------------------   ----------------------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
 Realized gain distribution ............                    --               15,694                             --
 Realized gain (loss) on sale of
   investments..........................               591,702                2,101                         53,136
                                           -------------------   ------------------   ----------------------------
   Realized gain (loss).................               591,702               17,795                         53,136
                                           -------------------   ------------------   ----------------------------
 Change in unrealized gain (loss) on
   investments..........................             5,459,217               (9,305)                     1,933,406
                                           -------------------   ------------------   ----------------------------
Net increase (decrease) in net assets
 resulting from operations .............   $         6,708,490   $            8,322   $                  2,107,948
                                           ===================   ==================   ============================

                                                AllianceBernstein
                                                Growth and Income
                                           Investment Option (Class B)
                                           ---------------------------

Investment Income:
 Dividends .............................   $                        --
                                           ---------------------------
Expenses:
 Insurance charges .....................                         1,291
                                           ---------------------------
    Net investment income (loss) .......                        (1,291)
                                           ---------------------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
 Realized gain distribution ............                            --
 Realized gain (loss) on sale of
   investments..........................                       216,730
                                           ---------------------------
   Realized gain (loss).................                       216,730
                                           ---------------------------
 Change in unrealized gain (loss) on
   investments..........................                      (116,952)
                                           ---------------------------
Net increase (decrease) in net assets
 resulting from operations .............   $                    98,487
                                           ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

     AllianceBernstein              American Century               American Funds
      Large-Cap Growth                  VP Ultra                   Global Growth
Investment Option (Class B)   Investment Option (Class I)   Investment Option (Class 2)
---------------------------   ---------------------------   ---------------------------

$                        --   $                        --   $                   121,838
---------------------------   ---------------------------   ---------------------------
                     14,748                         9,727                        30,378
---------------------------   ---------------------------   ---------------------------
                    (14,748)                       (9,727)                       91,460
---------------------------   ---------------------------   ---------------------------
                         --                            --                            --
                  3,439,782                        92,276                       413,621
---------------------------   ---------------------------   ---------------------------
                  3,439,782                        92,276                       413,621
---------------------------   ---------------------------   ---------------------------
                 (3,469,178)                     (287,357)                    2,191,474
---------------------------   ---------------------------   ---------------------------
$                   (44,144)   $                 (204,808)  $                 2,696,555
===========================   ===========================   ===========================

       American Funds                American Funds              Capital
           Growth                    Growth-Income             Appreciation
Investment Option (Class 2)   Investment Option (Class 2)   Investment Option
---------------------------   ---------------------------   -----------------

$                   555,964   $                   613,636   $              --
---------------------------   ---------------------------   -----------------
                    121,450                        67,758              17,789
---------------------------   ---------------------------   -----------------
                    434,514                       545,878             (17,789)
---------------------------   ---------------------------   -----------------
                    456,914                       913,551             943,132
                  3,885,103                     2,122,747           4,153,598
---------------------------   ---------------------------   -----------------
                  4,342,017                     3,036,298           5,096,730
---------------------------   ---------------------------   -----------------
                    942,184                     2,166,725          (5,232,148)
---------------------------   ---------------------------   -----------------
$                 5,718,715   $                 5,748,901   $        (153,207)
===========================   ===========================   =================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006


                                                                                        Delaware VIP        Dreyfus VIF
                                           Credit Suisse Trust   Delaware VIP REIT    Small Cap Value       Appreciation
                                             Emerging Markets    Investment Option   Investment Option   Investment Option
                                            Investment Option     (Standard Class)    (Standard Class)    (Initial Shares)
                                            -----------------     ----------------    ----------------    ----------------

Investment Income:
 Dividends .............................   $            16,019   $         943,795   $          21,208   $          61,562
                                           -------------------   -----------------   -----------------   -----------------
Expenses:
 Insurance charges .....................                28,323              31,196              18,318              40,474
                                           -------------------   -----------------   -----------------   -----------------
    Net investment income (loss) .......               (12,304)            912,599               2,890              21,088
                                           -------------------   -----------------   -----------------   -----------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                39,345           3,146,780             563,041                  --
   Realized gain (loss) on sale of
    investments.........................            11,004,292           6,908,340              72,004             273,655
                                           -------------------   -----------------   -----------------   -----------------
    Realized gain (loss) ...............            11,043,637          10,055,120             635,045             273,655
                                           -------------------   -----------------   -----------------   -----------------
   Change in unrealized gain (loss) on
    investments.........................            (4,273,658)         (7,050,443)            487,965           2,672,926
                                           -------------------   -----------------   -----------------   -----------------
Net increase (decrease) in net assets
 resulting from operations .............   $         6,757,675   $       3,917,276   $       1,125,900   $       2,967,669
                                           ===================   =================   =================   =================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

   Dreyfus VIF
    Developing                                          FTVIPT Franklin
     Leaders                  DWS VIT                    Small-Mid Cap
Investment Option         Small Cap Index              Growth Securities
 (Initial Shares)   Investment Option (Class A)   Investment Option (Class 2)
 ----------------   ---------------------------   ---------------------------

$          82,676   $                   247,409   $                        --
-----------------   ---------------------------   ---------------------------
           31,978                        56,406                        27,196
-----------------   ---------------------------   ---------------------------
           50,698                       191,003                       (27,196)
-----------------   ---------------------------   ---------------------------
        1,709,748                     1,655,167                            --
          945,406                     4,619,531                     2,428,320
-----------------   ---------------------------   ---------------------------
        2,655,154                     6,274,698                     2,428,320
-----------------   ---------------------------   ---------------------------
       (3,218,930)                     (225,416)                     (637,562)
-----------------   ---------------------------   ---------------------------
$        (513,078)  $                 6,240,285   $                 1,763,562
=================   ===========================   ===========================

      FTVIPT Templeton
         Developing                 FTVIPT Templeton              FTVIPT Templeton
     Markets Securities            Foreign Securities         Global Asset Allocation
Investment Option (Class 2)   Investment Option (Class 2)   Investment Option (Class 1)
---------------------------   ---------------------------   ---------------------------

$                   366,718   $                   328,592   $                    38,110
---------------------------   ---------------------------   ---------------------------
                     59,763                        41,342                         2,998
---------------------------   ---------------------------   ---------------------------
                    306,955                       287,250                        35,112
---------------------------   ---------------------------   ---------------------------
                         --                            --                        32,963
                  1,655,933                     1,692,074                          (292)
---------------------------   ---------------------------   ---------------------------
                  1,655,933                     1,692,074                        32,671
---------------------------   ---------------------------   ---------------------------
                  5,468,216                     2,784,729                       244,459
---------------------------   ---------------------------   ---------------------------
$                 7,431,104   $                 4,764,053   $                   312,242
===========================   ===========================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                    STATEMENT OF OPERATIONS -- (Continued)
                     For the year ended December 31, 2006

                                                 FTVIPT Templeton              FTVIPT Templeton
                                             Global Income Securities         Growth Securities         High Yield Bond
                                           Investment Option (Class 1)   Investment Option (Class 2)   Investment Option
                                           ---------------------------   ---------------------------   -----------------

Investment Income:
 Dividends .............................   $                    62,885   $                        --   $       2,785,733
                                           ---------------------------   ---------------------------   -----------------
Expenses:
 Insurance charges .....................                         4,971                           664              27,240
                                           ---------------------------   ---------------------------   -----------------
    Net investment income (loss) .......                        57,914                          (664)          2,758,493
                                           ---------------------------   ---------------------------   -----------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                            --                            --             222,141
   Realized gain (loss) on sale of
    investments.........................                        11,878                       134,157            (163,303)
                                           ---------------------------   ---------------------------   -----------------
    Realized gain (loss) ...............                        11,878                       134,157              58,838
                                           ---------------------------   ---------------------------   -----------------
   Change in unrealized gain (loss) on
    investments.........................                       209,863                       (49,413)         (1,709,826)
                                           ---------------------------   ---------------------------   -----------------
Net increase (decrease) in net assets
 resulting from operations .............   $                   279,655   $                    84,080   $       1,107,505
                                           ===========================   ===========================   =================

                                              Janus Aspen
                                                Balanced
                                           Investment Option
                                            (Service Shares)
                                           -----------------

Investment Income:
 Dividends .............................   $              --
                                           -----------------
Expenses:
 Insurance charges .....................              13,037
                                           -----------------
    Net investment income (loss) .......             (13,037)
                                           -----------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                  --
   Realized gain (loss) on sale of
    investments.........................           2,276,536
                                           -----------------
    Realized gain (loss) ...............           2,276,536
                                           -----------------
   Change in unrealized gain (loss) on
    investments.........................          (1,577,357)
                                           -----------------
Net increase (decrease) in net assets
 resulting from operations .............   $         686,142
                                           =================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                    STATEMENT OF OPERATIONS -- (Continued)
                     For the year ended December 31, 2006

   Janus Aspen         Janus Aspen
Global Technology    Worldwide Growth
Investment Option   Investment Option         LMPIS Government
 (Service Shares)    (Service Shares)   Investment Option (Class A)
-----------------   -----------------   ---------------------------

$              --   $          30,834   $                     6,130
-----------------   -----------------   ---------------------------
            3,530               4,046                           434
-----------------   -----------------   ---------------------------
           (3,530)             26,788                         5,696
-----------------   -----------------   ---------------------------
               --                  --                            --
          257,561              88,726                          (780)
-----------------   -----------------   ---------------------------
          257,561              88,726                          (780)
-----------------   -----------------   ---------------------------
          (94,808)            230,218                         4,190
-----------------   -----------------   ---------------------------
$         159,223   $         345,732   $                     9,106
=================   =================   ===========================

                                     LMPVPI Global
       LMPVPI All Cap               High Yield Bond               LMPVPI Investors
Investment Option (Class I)   Investment Option (Class I)   Investment Option (Class I)
---------------------------   ---------------------------   ---------------------------

$                   135,211   $                 1,140,808   $                   146,344
---------------------------   ---------------------------   ---------------------------
                     20,515                        30,623                        38,839
---------------------------   ---------------------------   ---------------------------
                    114,696                     1,110,185                       107,505
---------------------------   ---------------------------   ---------------------------
                    365,342                       114,065                       170,032
                    899,980                        68,322                     5,113,507
---------------------------   ---------------------------   ---------------------------
                  1,265,322                       182,387                     5,283,539
---------------------------   ---------------------------   ---------------------------
                     96,068                       (18,355)                   (2,600,283)
---------------------------   ---------------------------   ---------------------------
$                 1,476,086   $                 1,274,217   $                 2,790,761
===========================   ===========================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                    STATEMENT OF OPERATIONS -- (Continued)
                     For the year ended December 31, 2006

                                              LMPVPI Strategic Bond          LMPVPI Total Return
                                           Investment Option (Class I)   Investment Option (Class I)
                                           ---------------------------   ---------------------------

Investment Income:
 Dividends .............................   $                   243,826   $                    15,935
                                           ---------------------------   ---------------------------
Expenses:
 Insurance charges .....................                        13,108                         1,508
                                           ---------------------------   ---------------------------
    Net investment income (loss) .......                       230,718                        14,427
                                           ---------------------------   ---------------------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                         5,706                        13,904
   Realized gain (loss) on sale of
    investments.........................                        27,055                        21,456
                                           ---------------------------   ---------------------------
    Realized gain (loss) ...............                        32,761                        35,360
                                           ---------------------------   ---------------------------
Change in unrealized gain (loss) on
 investments ...........................                        54,889                        32,803
                                           ---------------------------   ---------------------------
Net increase (decrease) in net assets
 resulting from operations .............   $                   318,368   $                    82,590
                                           ===========================   ===========================


                                                                              LMPVPII
                                               LMPVPII Equity Index      Fundamental Value
                                           Investment Option (Class I)   Investment Option
                                           ---------------------------   -----------------

Investment Income:
 Dividends .............................   $                   425,938   $          74,596
                                           ---------------------------   -----------------
Expenses:
 Insurance charges .....................                       105,197               9,832
                                           ---------------------------   -----------------
    Net investment income (loss) .......                       320,741              64,764
                                           ---------------------------   -----------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                       331,200             188,858
   Realized gain (loss) on sale of
    investments.........................                     8,531,031             146,445
                                           ---------------------------   -----------------
    Realized gain (loss) ...............                     8,862,231             335,303
                                           ---------------------------   -----------------
Change in unrealized gain (loss) on
 investments ...........................                    (3,788,241)            344,640
                                           ---------------------------   -----------------
Net increase (decrease) in net assets
 resulting from operations .............   $                 5,394,731   $         744,707
                                           ===========================   =================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                    STATEMENT OF OPERATIONS -- (Continued)
                     For the year ended December 31, 2006

                         LMPVPIII
     LMPVPIII         International          LMPVPIII
Aggressive Growth     All Cap Growth     Large Cap Growth
Investment Option   Investment Option   Investment Option
-----------------   -----------------   -----------------

$              --   $          18,528   $          11,468
-----------------   -----------------   -----------------
           11,958                 843              19,074
-----------------   -----------------   -----------------
          (11,958)             17,685              (7,606)
-----------------   -----------------   -----------------
            7,043              18,937                  --
          423,043              38,558             283,307
-----------------   -----------------   -----------------
          430,086              57,495             283,307
-----------------   -----------------   -----------------
           93,221              16,271            (58,484)
-----------------   -----------------   -----------------
$         511,349   $          91,451   $         217,217
=================   =================   =================

 LMPVPIII Social         Lord Abbett Growth                 Lord Abbett
 Awareness Stock             and Income                    Mid-Cap Value
Investment Option   Investment Option (Class VC)   Investment Option (Class VC)
-----------------   ----------------------------   ----------------------------

$          10,814   $                     53,873   $                     74,187
-----------------   ----------------------------   ----------------------------
            4,155                          9,303                         40,850
-----------------   ----------------------------   ----------------------------
            6,659                         44,570                         33,337
-----------------   ----------------------------   ----------------------------
               --                        144,363                      1,155,926
           32,290                        169,706                      1,561,117
-----------------   ----------------------------   ----------------------------
           32,290                        314,069                      2,717,043
-----------------   ----------------------------   ----------------------------
          100,141                        326,447                         41,940
-----------------   ----------------------------   ----------------------------
$         139,090   $                    685,086   $                  2,792,320
=================   ============================   ============================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

                                                MIST Batterymarch               MIST BlackRock
                                                  Mid-Cap Stock                 Large-Cap Core
                                           Investment Option (Class A)   Investment Option (Class A)
                                           ---------------------------   ---------------------------

Investment Income:
 Dividends .............................   $                        --   $                        --
                                           ---------------------------   ---------------------------
Expenses:
 Insurance charges .....................                        16,801                         1,179
                                           ---------------------------   ---------------------------
    Net investment income (loss) .......                       (16,801)                       (1,179)
                                           ---------------------------   ---------------------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                            --                            --
   Realized gain (loss) on sale
    of investments......................                        54,633                         1,971
                                           ---------------------------   ---------------------------
    Realized gain (loss) ...............                        54,633                         1,971
                                           ---------------------------   ---------------------------
   Change in unrealized gain (loss) on
    investments.........................                      (410,683)                       54,904
                                           ---------------------------   ---------------------------
Net increase (decrease) in net assets
 resulting from operations .............   $                  (372,851)  $                    55,696
                                           ===========================   ===========================

                                                   MIST Harris                MIST Janus Capital
                                              Oakmark International              Appreciation
                                           Investment Option (Class A)   Investment Option (Class A)
                                           ---------------------------   ---------------------------

Investment Income:
 Dividends .............................   $                        --   $                        --
                                           ---------------------------   ---------------------------
Expenses:
 Insurance charges .....................                        12,842                        21,206
                                           ---------------------------   ---------------------------
    Net investment income (loss) .......                       (12,842)                      (21,206)
                                           ---------------------------   ---------------------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                            --                            --
   Realized gain (loss) on sale
    of investments......................                        59,591                      (541,474)
                                           ---------------------------   ---------------------------
    Realized gain (loss) ...............                        59,591                      (541,474)
                                           ---------------------------   ---------------------------
   Change in unrealized gain (loss) on
    investments.........................                     1,131,444                       531,570
                                           ---------------------------   ---------------------------
Net increase (decrease) in net assets
 resulting from operations .............   $                 1,178,193   $                   (31,110)
                                           ===========================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

      MIST Lord Abbett              MIST Lord Abbett              MIST Lord Abbett
       Bond Debenture              Growth and Income               Mid-Cap Value
Investment Option (Class A)   Investment Option (Class B)   Investment Option (Class B)
---------------------------   ---------------------------   ---------------------------

$                        --   $                        --   $                        --
---------------------------   ---------------------------   ---------------------------
                      9,063                         3,544                         1,094
---------------------------   ---------------------------   ---------------------------
                     (9,063)                       (3,544)                       (1,094)
---------------------------   ---------------------------   ---------------------------
                         --                            --                            --
                     12,182                        (2,183)                       71,689
---------------------------   ---------------------------   ---------------------------
                     12,182                        (2,183)                       71,689
---------------------------   ---------------------------   ---------------------------
                    331,766                       473,116                       (19,145)
---------------------------   ---------------------------   ---------------------------
$                   334,885   $                   467,389   $                    51,450
===========================   ===========================   ===========================

        MIST Met/AIM                  MIST Met/AIM                 MIST Neuberger
    Capital Appreciation            Small Cap Growth             Berman Real Estate
Investment Option (Class A)   Investment Option (Class A)   Investment Option (Class A)
---------------------------   ---------------------------   ---------------------------

$                     4,835   $                        --   $                        --
---------------------------   ---------------------------   ---------------------------
                      6,265                           275                        81,508
---------------------------   ---------------------------   ---------------------------
                     (1,430)                         (275)                      (81,508)
---------------------------   ---------------------------   ---------------------------
                    336,673                         2,615                            --
                   (122,202)                         (805)                      187,714
---------------------------   ---------------------------   ---------------------------
                    214,471                         1,810                       187,714
---------------------------   ---------------------------   ---------------------------
                   (339,868)                       11,451                    11,479,947
---------------------------   ---------------------------   ---------------------------
$                  (126,827)  $                    12,986   $                11,586,153
===========================   ===========================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006


                                                                                MSF BlackRock
                                                MIST Pioneer Fund             Aggressive Growth
                                           Investment Option (Class A)   Investment Option (Class D)
                                           ---------------------------   ---------------------------

Investment Income:
 Dividends .............................   $                        --   $                        --
                                           ---------------------------   ---------------------------
Expenses:
 Insurance charges .....................                            35                        12,797
                                           ---------------------------   ---------------------------
    Net investment income (loss) .......                           (35)                      (12,797)
                                           ---------------------------   ---------------------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                            --                            --
   Realized gain (loss) on sale of
    investments.........................                             7                       (46,330)
                                           ---------------------------   ---------------------------
    Realized gain (loss) ...............                             7                       (46,330)
                                           ---------------------------   ---------------------------
   Change in unrealized gain (loss)
    on investments......................                         2,073                       (61,015)
                                           ---------------------------   ---------------------------
 Net increase (decrease) in net assets
   resulting from operations............   $                     2,045   $                  (120,142)
                                           ===========================   ===========================

                                                  MSF BlackRock                 MSF BlackRock
                                                   Bond Income                   Money Market
                                           Investment Option (Class A)   Investment Option (Class A)
                                           ---------------------------   ---------------------------

Investment Income:
 Dividends .............................   $                        --   $                 3,870,667
                                           ---------------------------   ---------------------------
Expenses:
 Insurance charges .....................                        16,822                       176,317
                                           ---------------------------   ---------------------------
    Net investment income (loss) .......                       (16,822)                    3,694,350
                                           ---------------------------   ---------------------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                            --                            --
   Realized gain (loss) on sale of
    investments.........................                       120,988                            --
                                           ---------------------------   ---------------------------
    Realized gain (loss) ...............                       120,988                            --
                                           ---------------------------   ---------------------------
   Change in unrealized gain (loss)
    on investments......................                       411,815                            --
                                           ---------------------------   ---------------------------
 Net increase (decrease) in net assets
   resulting from operations............   $                   515,981   $                 3,694,350
                                           ===========================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

        MSF Capital                                                    MSF FI
    Guardian U.S. Equity            MSF FI Large Cap               Value Leaders
Investment Option (Class A)   Investment Option (Class A)   Investment Option (Class D)
---------------------------   ---------------------------   ---------------------------

$                        --   $                        --   $                        --
---------------------------   ---------------------------   ---------------------------
                      3,511                         7,191                        37,682
---------------------------   ---------------------------   ---------------------------
                     (3,511)                       (7,191)                      (37,682)
---------------------------   ---------------------------   ---------------------------
                         --                            --                            --
                     (7,139)                     (335,761)                      266,862
---------------------------   ---------------------------   ---------------------------
                     (7,139)                     (335,761)                      266,862
---------------------------   ---------------------------   ---------------------------
                     96,069                        76,013                       650,886
---------------------------   ---------------------------   ---------------------------
$                    85,419   $                  (266,939)  $                   880,066
===========================   ===========================   ===========================

                                                                    MSF MetLife
        MSF MetLife                   MSF MetLife                 Conservative to
   Aggressive Allocation        Conservative Allocation         Moderate Allocation
Investment Option (Class B)   Investment Option (Class B)   Investment Option (Class B)
---------------------------   ---------------------------   ---------------------------

$                        --   $                        --   $                        --
---------------------------   ---------------------------   ---------------------------
                      1,042                         3,019                         6,227
---------------------------   ---------------------------   ---------------------------
                     (1,042)                       (3,019)                       (6,227)
---------------------------   ---------------------------   ---------------------------
                         --                            --                            --
                     (2,766)                       18,742                         1,767
---------------------------   ---------------------------   ---------------------------
                     (2,766)                       18,742                         1,767
---------------------------   ---------------------------   ---------------------------
                    128,062                       232,905                       735,632
---------------------------   ---------------------------   ---------------------------
$                   124,254   $                   248,628   $                   731,172
===========================   ===========================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

                                                                                 MSF MetLife
                                                   MSF MetLife                   Moderate to
                                               Moderate Allocation          Aggressive Allocation
                                           Investment Option (Class B)   Investment Option (Class B)
                                           ---------------------------   ---------------------------

Investment Income:
 Dividends .............................   $                        --   $                        --
                                           ---------------------------   ---------------------------
Expenses:
 Insurance charges .....................                         1,476                           267
                                           ---------------------------   ---------------------------
    Net investment income (loss) .......                        (1,476)                         (267)
                                           ---------------------------   ---------------------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                            --                            --
   Realized gain (loss) on sale of
    investments.........................                           344                         2,192
                                           ---------------------------   ---------------------------
    Realized gain (loss) ...............                           344                         2,192
                                           ---------------------------   ---------------------------
   Change in unrealized gain (loss) on
    investments.........................                       146,921                        20,326
                                           ---------------------------   ---------------------------
 Net increase (decrease) in net assets
   resulting from operations............   $                   145,789   $                    22,251
                                           ===========================   ===========================

                                                                               MSF Oppenheimer
                                             MSF MFS(R) Total Return            Global Equity
                                           Investment Option (Class F)   Investment Option (Class B)
                                           ---------------------------   ---------------------------

Investment Income:
 Dividends .............................   $                        --   $                        --
                                           ---------------------------   ---------------------------
Expenses:
 Insurance charges .....................                        62,470                         1,497
                                           ---------------------------   ---------------------------
    Net investment income (loss) .......                       (62,470)                       (1,497)
                                           ---------------------------   ---------------------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                            --                            --
   Realized gain (loss) on sale of
    investments.........................                       (79,315)                       (2,822)
                                           ---------------------------   ---------------------------
    Realized gain (loss) ...............                       (79,315)                       (2,822)
                                           ---------------------------   ---------------------------
   Change in unrealized gain (loss) on
    investments.........................                     3,329,262                        85,235
                                           ---------------------------   ---------------------------
 Net increase (decrease) in net assets
   resulting from operations............   $                 3,187,477   $                    80,916
                                           ===========================   ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

                                      MSF Western                MSF Western Asset
        MSF T. Rowe                 Asset Management              Management U.S.
   Price Large Cap Growth           High Yield Bond                  Government
Investment Option (Class B)   Investment Option (Class A)   Investment Option (Class A)
---------------------------   ---------------------------   ---------------------------

$                        --   $                        --   $                        --
---------------------------   ---------------------------   ---------------------------
                      5,514                        26,232                         7,456
---------------------------   ---------------------------   ---------------------------
                     (5,514)                      (26,232)                       (7,456)
---------------------------   ---------------------------   ---------------------------
                         --                            --                            --
                     20,844                        74,066                       133,088
---------------------------   ---------------------------   ---------------------------
                     20,844                        74,066                       133,088
---------------------------   ---------------------------   ---------------------------
                    252,605                     1,068,568                       624,969
---------------------------   ---------------------------   ---------------------------
$                   267,935   $                 1,116,402   $                   750,601
===========================   ===========================   ===========================

                                               PIMCO VIT
                        PIMCO VIT             Real Return
   Money Market        Low Duration        Investment Option
Investment Option   Investment Option   (Administrative Class)
-----------------   -----------------   ----------------------

$       2,396,153   $         954,661   $            1,884,095
-----------------   -----------------   ----------------------
          120,834              47,764                   87,708
-----------------   -----------------   ----------------------
        2,275,319             906,897                1,796,387
-----------------   -----------------   ----------------------
               --                  --                2,201,198
               --              (6,397)              (1,699,833)
-----------------   -----------------   ----------------------
               --              (6,397)                 501,365
-----------------   -----------------   ----------------------
               --              96,108               (2,574,737)
-----------------   -----------------   ----------------------
$       2,275,319   $         996,608   $            (276,985)
=================   =================   ======================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

                                                  PIMCO VIT
                                                Total Return                 Pioneer Mid
                                              Investment Option             Cap Value VCT
                                           (Administrative Class)   Investment Option (Class II)
                                           ----------------------   ----------------------------

Investment Income:
 Dividends .............................   $            5,324,837   $                         --
                                           ----------------------   ----------------------------
Expenses:
 Insurance charges .....................                  242,034                         18,025
                                           ----------------------   ----------------------------
    Net investment income (loss) .......                5,082,803                        (18,025)
                                           ----------------------   ----------------------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                  653,342                      2,964,559
   Realized gain (loss) on sale of
    investments.........................               (1,521,280)                    (1,225,854)
                                           ----------------------   ----------------------------
    Realized gain (loss) ...............                (867,938)                      1,738,705
                                           ----------------------   ----------------------------
   Change in unrealized gain (loss) on
    investments.........................                  (33,058)                    (1,056,207)
                                           ----------------------   ----------------------------
 Net increase (decrease) in net assets
   resulting from operations............   $            4,181,807   $                    664,473
                                           ======================   ============================

                                                     Putnam VT                      Putnam VT
                                                 Discovery Growth             International Equity
                                           Investment Option (Class IB)   Investment Option (Class IB)
                                           ----------------------------   ----------------------------

Investment Income:
 Dividends .............................   $                         --   $                    181,741
                                           ----------------------------   ----------------------------
Expenses:
 Insurance charges .....................                            581                         27,463
                                           ----------------------------   ----------------------------
    Net investment income (loss) .......                           (581)                       154,278
                                           ----------------------------   ----------------------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                             --                             --
   Realized gain (loss) on sale of
    investments.........................                         64,097                      8,129,542
                                           ----------------------------   ----------------------------
    Realized gain (loss) ...............                         64,097                      8,129,542
                                           ----------------------------   ----------------------------
   Change in unrealized gain (loss) on
    investments.........................                        (22,199)                    (2,633,126)
                                           ----------------------------   ----------------------------
 Net increase (decrease) in net assets
   resulting from operations............   $                     41,317   $                  5,650,694
                                           ============================   ============================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006


          Putnam VT
       Small Cap Value          Royce Micro-Cap     Royce Small-Cap
Investment Option (Class IB)   Investment Option   Investment Option
----------------------------   -----------------   -----------------

$                    129,002   $           9,289   $           3,513
----------------------------   -----------------   -----------------
                      79,931               3,366               7,875
----------------------------   -----------------   -----------------
                      49,071               5,923              (4,362)
----------------------------   -----------------   -----------------
                   3,950,086             282,970             261,504
                   2,456,138              13,749               5,860
----------------------------   -----------------   -----------------
                   6,406,224             296,719             267,364
----------------------------   -----------------   -----------------
                    (381,979)            346,943             233,575
----------------------------   -----------------   -----------------
$                  6,073,316   $         649,585   $         496,577
============================   =================   =================

    Travelers AIM             Travelers         Travelers Disciplined
Capital Appreciation   Convertible Securities       Mid Cap Stock
  Investment Option       Investment Option       Investment Option
  -----------------       -----------------       -----------------

$                 --   $               39,011   $             186,015
--------------------   ----------------------   ---------------------
              10,570                    3,055                  21,719
--------------------   ----------------------   ---------------------
             (10,570)                  35,956                 164,296
--------------------   ----------------------   ---------------------
              83,792                   61,108               5,549,589
           2,411,629                  242,774               3,067,845
--------------------   ----------------------   ---------------------
           2,495,421                  303,882               8,617,434
--------------------   ----------------------   ---------------------
          (1,459,742)                 (18,516)             (5,697,424)
--------------------   ----------------------   ---------------------
$          1,025,109   $              321,322   $           3,084,306
====================   ======================   =====================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

                                                                                    Travelers Managed    Travelers Managed
                                            Travelers Equity       Travelers        Allocation Series:   Allocation Series:
                                                 Income            Large Cap           Aggressive          Conservative
                                           Investment Option   Investment Option    Investment Option    Investment Option
                                           -----------------   -----------------    -----------------    -----------------

Investment Income:
 Dividends .............................   $         699,317   $         121,305   $            1,559   $            2,740
                                           -----------------   -----------------   ------------------   ------------------
Expenses:
 Insurance charges .....................              35,991              17,904                   15                   11
                                           -----------------   -----------------   ------------------   ------------------
    Net investment income (loss) .......             663,326             103,401                1,544                2,729
                                           -----------------   -----------------   ------------------   ------------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........           5,339,892           1,484,480               12,839                1,643
   Realized gain (loss) on sale of
    investments.........................           1,457,864           2,496,772              (12,744)              (4,150)
                                           -----------------   -----------------   ------------------   ------------------
    Realized gain (loss) ...............           6,797,756           3,981,252                   95               (2,507)
                                           -----------------   -----------------   ------------------   ------------------
   Change in unrealized gain (loss) on
    investments.........................          (4,705,229)         (3,174,304)                  --                   --
                                           -----------------   -----------------   ------------------   ------------------
 Net increase (decrease) in net assets
   resulting from operations............   $       2,755,853   $         910,349   $            1,639   $              222
                                           =================   =================   ==================   ==================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

 Travelers Managed
Allocation Series:   Travelers Mercury    Travelers MFS(R)
     Moderate          Large Cap Core      Mid Cap Growth
 Investment Option   Investment Option   Investment Option
 -----------------   -----------------   -----------------

$            2,100   $           1,721   $              --
------------------   -----------------   -----------------
                12                 516              18,363
------------------   -----------------   -----------------
             2,088               1,205             (18,363)
------------------   -----------------   -----------------
             5,680              25,126           1,478,532
            (6,883)            128,908           2,773,984
------------------   -----------------   -----------------
            (1,203)            154,034           4,252,516
------------------   -----------------   -----------------
                --            (108,072)         (2,549,358)
------------------   -----------------   -----------------
$              885   $          47,167   $       1,684,795
==================   =================   =================

 Travelers MFS(R)    Travelers Mondrian       Travelers
   Total Return     International Stock      Quality Bond
Investment Option    Investment Option    Investment Option
-----------------    -----------------    -----------------

$         799,329   $           481,428   $       1,719,000
-----------------   -------------------   -----------------
           38,857                 9,233              18,891
-----------------   -------------------   -----------------
          760,472               472,195           1,700,109
-----------------   -------------------   -----------------
          867,603               541,223                  --
         (113,972)            2,723,391          (2,099,483)
-----------------   -------------------   -----------------
          753,631             3,264,614          (2,099,483)
-----------------   -------------------   -----------------
          662,058            (1,926,489)            264,541
-----------------   -------------------   -----------------
$       2,176,161   $         1,810,320   $        (134,833)
=================   ===================   =================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

                                                                   Travelers           Travelers
                                               Travelers        U.S. Government        Van Kampen
                                            Strategic Equity       Securities          Enterprise
                                           Investment Option   Investment Option   Investment Option
                                           -----------------   -----------------   -----------------

Investment Income:
 Dividends .............................   $          20,288   $       1,747,091   $             848
                                           -----------------   -----------------   -----------------
Expenses:
 Insurance charges .....................               3,721              20,671               1,735
                                           -----------------   -----------------   -----------------
    Net investment income (loss) .......              16,567           1,726,420                (887)
                                           -----------------   -----------------   -----------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........             222,436             425,095              69,165
   Realized gain (loss) on sale of
    investments.........................             318,249          (2,553,222)            204,493
                                           -----------------   -----------------   -----------------
    Realized gain (loss) ...............             540,685          (2,128,127)            273,658
                                           -----------------   -----------------   -----------------
   Change in unrealized gain (loss) on
    investments.........................            (282,889)           (560,159)           (164,186)
                                           -----------------   -----------------   -----------------
Net increase (decrease) in net assets
 resulting from operations .............   $         274,363   $        (961,866)  $         108,585
                                           =================   =================   =================

                                                   UIF Emerging
                                                  Markets Equity
                                           Investment Option (Class I)
                                           ---------------------------

Investment Income:
 Dividends .............................   $                     9,901
                                           ---------------------------
Expenses:
 Insurance charges .....................                         1,174
                                           ---------------------------
    Net investment income (loss) .......                         8,727
                                           ---------------------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                        30,406
   Realized gain (loss) on sale of
    investments.........................                        11,871
                                           ---------------------------
    Realized gain (loss) ...............                        42,277
                                           ---------------------------
   Change in unrealized gain (loss) on
    investments.........................                       229,991
                                           ---------------------------
Net increase (decrease) in net assets
 resulting from operations .............   $                   280,995
                                           ===========================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

   Vanguard VIF        Vanguard VIF        Vanguard VIF
Diversified Value      Equity Index       International
Investment Option   Investment Option   Investment Option
-----------------   -----------------   -----------------

$           1,846   $           2,131   $              --
-----------------   -----------------   -----------------
           25,585              42,021                  67
-----------------   -----------------   -----------------
          (23,739)            (39,890)                (67)
-----------------   -----------------   -----------------
            1,209               8,259                  --
           20,637             113,934                  22
-----------------   -----------------   -----------------
           21,846             122,193                  22
-----------------   -----------------   -----------------
        1,879,118           2,344,862               9,468
-----------------   -----------------   -----------------
$       1,877,225   $       2,427,165   $           9,423
=================   =================   =================

                       Vanguard VIF        Vanguard VIF
   Vanguard VIF         Short-Term        Small Company
  Mid-Cap Index      Investment-Grade         Growth
Investment Option   Investment Option   Investment Option
-----------------   -----------------   -----------------

$              --   $             184   $              --
-----------------   -----------------   -----------------
           26,952                  40               1,624
-----------------   -----------------   -----------------
          (26,952)                144              (1,624)
-----------------   -----------------   -----------------
               --                  --                  --
         (208,927)                480               8,021
-----------------   -----------------   -----------------
         (208,927)                480               8,021
-----------------   -----------------   -----------------
          569,625                   4             110,504
-----------------   -----------------   -----------------
$         333,746   $             628   $         116,901
=================   =================   =================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

                                           VIP Asset Manager SM   VIP Contrafund(R)   VIP Contrafund(R)
                                             Investment Option    Investment Option   Investment Option
                                              (Initial Class)      (Initial Class)    (Service Class 2)
                                              ---------------      ---------------    -----------------

Investment Income:
 Dividends .............................   $             73,427   $         102,338   $         306,473
                                           --------------------   -----------------   -----------------
Expenses:
 Insurance charges .....................                  7,825              19,513              55,465
    Net investment income (loss) .......                 65,602              82,825             251,008
                                           --------------------   -----------------   -----------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........                     --             963,649           2,913,029
                                           --------------------   -----------------   -----------------
   Realized gain (loss) on sale of
    investments.........................                 23,857              18,460             990,377
                                           --------------------   -----------------   -----------------
    Realized gain (loss) ...............                 23,857             982,109           3,903,406
   Change in unrealized gain (loss) on
    investments.........................                119,274            (622,275)           (508,371)
                                           --------------------   -----------------   -----------------
Net increase (decrease) in net assets
 resulting from operations .............   $            208,733   $         442,659   $       3,646,043
                                           ====================   =================   =================

                                           VIP Growth & Income
                                            Investment Option
                                            (Service Class 2)
                                            -----------------

Investment Income:
 Dividends .............................   $            67,453
                                           -------------------
Expenses:
 Insurance charges .....................                20,657
    Net investment income (loss) .......                46,796
                                           -------------------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........               244,117
                                           -------------------
   Realized gain (loss) on sale of
    investments.........................                17,528
                                           -------------------
    Realized gain (loss) ...............               261,645
   Change in unrealized gain (loss) on
    investments.........................             1,235,377
                                           -------------------
Net increase (decrease) in net assets
 resulting from operations .............   $         1,543,818
                                           ===================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
                   STATEMENT OF OPERATIONS  --  (Concluded)
                     For the year ended December 31, 2006

   VIP Mid Cap         VIP Overseas
Investment Option   Investment Option
(Service Class 2)   (Service Class 2)
-----------------   -----------------

$          45,527   $         112,187
-----------------   -----------------
           92,614              34,279
          (47,087)             77,908
-----------------   -----------------
        3,035,615              97,229
-----------------   -----------------
          492,349             848,848
-----------------   -----------------
        3,527,964             946,077
       (1,066,759)          1,925,940
-----------------   -----------------
$       2,414,118   $       2,949,925
=================   =================

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                            FOR VARIABLE ANNUITIES

                     STATEMENTS OF CHANGES IN NET ASSETS
                For the years ended December 31, 2006 and 2005

                                                                                                       AIM V.I.
                                               Dreyfus Stock Index                               International Growth
                                                Investment Option         The Merger Fund VL       Investment Option
                                                 (Initial Shares)         Investment Option           (Series I)
                                           ---------------------------   -------------------   ------------------------
                                               2006           2005         2006       2005         2006         2005
                                               ----           ----         ----       ----         ----         ----

Operations:
 Net investment income (loss) ..........   $    657,571   $    482,580   $   (168)  $     --   $   121,406   $    7,012
 Realized gain (loss) ..................        591,702      1,225,946     17,795         --        53,136        2,382
 Change in unrealized gain (loss) on
   investments..........................      5,459,217       (118,936)    (9,305)        --     1,933,406      112,898
                                           ------------   ------------   --------   --------   -----------   ----------
   Net increase (decrease) in net assets
    resulting from operations ..........      6,708,490      1,589,590      8,322         --     2,107,948      122,292
                                           ------------   ------------   --------   --------   -----------   ----------
Unit Transactions:
 Participant premium payments ..........      4,148,671     11,755,000         --         --       981,512        2,941
 Participant transfers from other
   funding options......................     21,432,476      9,770,437    229,158         --    11,932,471    1,192,046
 Growth rate intra-fund transfers in ...     16,331,306            515         --         --       470,102           --
 Contract surrenders ...................     (2,020,476)    (1,303,156)      (701)        --       (53,863)      (4,753)
 Participant transfers to other funding
   options..............................     (4,614,972)   (14,286,946)   (71,644)        --      (869,956)     (37,839)
 Growth rate intra-fund transfers out ..    (16,330,784)          (515)        --         --      (470,103)          --
 Other receipts/payments ...............       (174,617)        (6,412)        --         --        (1,988)          --
                                           ------------   ------------   --------   --------   -----------   ----------
   Net increase (decrease) in net assets
    resulting from unit transactions ...     18,771,604      5,928,923    156,813         --    11,988,175    1,152,395
                                           ------------   ------------   --------   --------   -----------   ----------
   Net increase (decrease) in net assets     25,480,094      7,518,513    165,135         --    14,096,123    1,274,687
Net Assets:
   Beginning of year....................     30,130,216     22,611,703         --         --     1,274,687           --
                                           ------------   ------------   --------   --------   -----------   ----------
   End of year..........................   $ 55,610,310   $ 30,130,216   $165,135   $     --   $15,370,810   $1,274,687
                                           ============   ============   ========   ========   ===========   ==========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                            FOR VARIABLE ANNUITIES

            STATEMENTS OF CHANGES IN NET ASSETS   --  (Continued)
                For the years ended December 31, 2006 and 2005

    AllianceBernstein            AllianceBernstein            American Century
    Growth and Income            Large-Cap Growth                 VP Ultra
    Investment Option            Investment Option           Investment Option
       (Class B)                     (Class B)                   (Class I)
-------------------------   --------------------------   -------------------------
    2006          2005          2006           2005          2006          2005
    ----          ----          ----           ----          ----          ----

$    (1,291)  $    24,507   $    (14,748)  $   (28,939)  $    (9,727)  $   (12,593)
    216,730        59,041      3,439,782       452,604        92,276       121,920
   (116,952)       27,232     (3,469,178)    1,555,707      (287,357)      (26,011)
-----------   -----------   ------------   -----------   -----------   -----------
     98,487       110,780        (44,144)    1,979,372      (204,808)       83,316
-----------   -----------   ------------   -----------   -----------   -----------
     36,910        54,313        437,408     3,097,537            --            --
    463,981     2,430,783      1,935,189     7,279,213       244,209       716,100
        820           261          3,568            --            --            --
    (11,139)     (587,638)       (64,526)     (227,238)      (76,455)      (97,240)
 (2,813,235)     (787,208)   (23,861,103)   (4,007,101)   (1,361,178)   (1,773,921)
       (820)         (261)        (3,568)           --            --            --
         --          (128)        (2,411)      (19,889)      (30,659)           --
-----------   -----------   ------------   -----------   -----------   -----------
               (1,224,083)    (1,155,061)    7,458,696     1,896,773
-----------   -----------   ------------   -----------   -----------   -----------
 (2,224,996)    1,220,902    (21,599,587)    8,101,894    (1,428,891)   (1,071,745)
  2,224,996     1,004,094     21,599,587    13,497,693     5,780,199     6,851,944
-----------   -----------   ------------   -----------   -----------   -----------
$        --   $ 2,224,996   $         --   $21,599,587   $ 4,351,308   $ 5,780,199
===========   ===========   ============   ===========   ===========   ===========

      American Funds
      Global Growth
    Investment Option
        (Class 2)
-------------------------
    2006          2005
    ----          ----

$    91,460   $    47,807
    413,621       291,462
  2,191,474     1,016,799
-----------   -----------
  2,696,555     1,356,068
-----------   -----------
    814,537       927,677
  9,216,917     3,948,795
    973,377           702
   (546,231)     (670,083)
 (2,013,388)   (2,307,912)
   (973,378)         (702)
    (13,138)       (1,704)
-----------   -----------

-----------   -----------
 10,155,251     3,252,841
 11,124,119     7,871,278
-----------   -----------
$21,279,370   $11,124,119
===========   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                      American Funds Growth-
                                         American Funds Growth                Income
                                           Investment Option             Investment Option           Capital Appreciation
                                               (Class 2)                     (Class 2)                Investment Option
                                      ---------------------------   ---------------------------   --------------------------
                                          2006           2005           2006           2005           2006          2005
                                          ----           ----           ----           ----           ----          ----

Operations:
 Net investment income (loss) .....   $    434,514   $    264,279   $    545,878   $    394,873   $    (17,789)  $   (48,483)
 Realized gain (loss) .............      4,342,017      1,444,838      3,036,298        596,985      5,096,730     1,076,291
 Change in unrealized gain (loss)
   on investments..................        942,184      6,061,249      2,166,725        960,129     (5,232,148)    2,641,195
                                      ------------   ------------   ------------   ------------   ------------   -----------
   Net increase (decrease) in net
    assets resulting
    from operations ...............      5,718,715      7,770,366      5,748,901      1,951,987       (153,207)    3,669,003
                                      ------------   ------------   ------------   ------------   ------------   -----------
Unit Transactions:
 Participant premium payments .....      8,606,443     12,819,531      6,810,140      8,615,634        543,164     1,623,903
 Participant transfers from other
   funding options.................     37,744,712     13,941,761     28,831,330     10,673,487      3,430,742     7,013,749
 Growth rate intra-fund transfers
   in..............................        508,577     13,849,609          9,800     12,917,559        133,144        41,888
 Contract surrenders ..............     (7,379,385)    (4,014,434)    (6,644,821)    (4,314,915)      (219,580)   (1,992,818)
 Participant transfers to other
   funding options.................    (25,313,668)    (6,709,380)   (30,030,361)    (6,097,691)   (27,746,941)   (6,991,912)
 Growth rate intra-fund transfers
   out.............................       (508,577)   (13,849,609)        (9,800)   (12,917,559)      (133,144)      (41,888)
 Other receipts/payments ..........        (87,717)          (857)       (28,201)        (1,952)        (1,192)      (51,387)
                                      ------------   ------------   ------------   ------------   ------------   -----------
   Net increase (decrease) in net
    assets resulting from unit
    transactions ..................     13,570,385     16,036,621     (1,061,913)     8,874,563    (23,993,807)     (398,465)
                                      ------------   ------------   ------------   ------------   ------------   -----------
   Net increase (decrease) in net
    assets ........................     19,289,100     23,806,987      4,686,988     10,826,550    (24,147,014)    3,270,538
Net Assets:
   Beginning of year...............     58,186,035     34,379,048     36,359,276     25,532,726     24,147,014    20,876,476
                                      ------------   ------------   ------------   ------------   ------------   -----------
   End of year.....................   $ 77,475,135   $ 58,186,035   $ 41,046,264   $ 36,359,276   $         --   $24,147,014
                                      ============   ============   ============   ============   ============   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005


    Credit Suisse Trust            Delaware VIP REIT          Delaware VIP Small Cap     Dreyfus VIF Appreciation
      Emerging Markets             Investment Option         Value Investment Option         Investment Option
     Investment Option              (Standard Class)             (Standard Class)            (Initial Shares)
---------------------------   ---------------------------   -------------------------   --------------------------
    2006           2005           2006           2005           2006          2005          2006           2005
    ----           ----           ----           ----           ----          ----          ----           ----

$    (12,304)  $     78,960   $    912,599   $    709,605   $     2,890   $     2,249   $     21,088   $   (16,861)
  11,043,637      1,816,433     10,055,120      4,431,909       635,045       177,602        273,655       689,903
  (4,273,658)     2,656,999     (7,050,443)    (2,052,300)      487,965       255,690      2,672,926      (134,933)
------------   ------------   ------------   ------------   -----------   -----------   ------------   -----------
   6,757,675      4,552,392      3,917,276      3,089,214     1,125,900       435,541      2,967,669       538,109
------------   ------------   ------------   ------------   -----------   -----------   ------------   -----------
     831,552      3,095,423      2,059,371      9,071,226     2,321,107     1,966,610      1,862,618     1,123,489
  17,959,577     16,782,330      4,132,728     11,460,677     3,990,888     4,191,777     21,901,561     5,561,624
      28,724          1,228        122,305          9,053        17,966            --     20,055,136         6,525
    (244,293)    (2,310,452)      (152,807)      (725,763)     (160,923)      (47,122)      (325,354)     (265,849)
 (46,202,634)   (12,193,523)   (56,578,516)   (13,584,876)   (2,018,248)   (1,348,228)    (4,234,331)   (9,356,797)
     (28,713)        (1,228)      (122,305)        (9,053)      (17,966)           --    (20,055,151)       (6,525)
      (5,200)       (29,627)        (3,054)       (65,090)           --          (538)       (46,206)         (153)
------------   ------------   ------------   ------------   -----------   -----------   ------------   -----------
 (27,660,987)     5,344,151    (50,542,278)     6,156,174     4,132,824     4,762,499     19,158,273    (2,937,686)
------------   ------------   ------------   ------------   -----------   -----------   ------------   -----------
 (20,903,312)     9,896,543    (46,625,002)     9,245,388     5,258,724     5,198,040     22,125,942    (2,399,577)
  24,544,073     14,647,530     46,625,002     37,379,614     5,274,246        76,206      3,902,090     6,301,667
------------   ------------   ------------   ------------   -----------   -----------   ------------   -----------
$  3,640,761   $ 24,544,073   $         --   $ 46,625,002   $10,532,970   $ 5,274,246   $ 26,028,032   $ 3,902,090
============   ============   ============   ============   ===========   ===========   ============   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                                                       FTVIPT Franklin
                                              Dreyfus VIF                     DWS VIT                   Small-Mid Cap
                                           Developing Leaders             Small Cap Index             Growth Securities
                                           Investment Option             Investment Option            Investment Option
                                            (Initial Shares)                (Class A)                     (Class 2)
                                       --------------------------   ---------------------------   --------------------------
                                           2006          2005           2006           2005           2006          2005
                                           ----          ----           ----           ----           ----          ----

Operations:
 Net investment income (loss) ......   $     50,698   $   (45,887)  $    191,003   $    175,002   $    (27,196)  $   (35,565)
 Realized gain (loss) ..............      2,655,154     1,002,731      6,274,698      2,860,005      2,428,320       577,908
 Change in unrealized gain (loss)
   on investments...................     (3,218,930)      508,416       (225,416)    (1,759,402)      (637,562)      414,919
                                       ------------   -----------   ------------   ------------   ------------   -----------
   Net increase (decrease) in net
    assets resulting from
    operations .....................       (513,078)    1,465,260      6,240,285      1,275,605      1,763,562       957,262
                                       ------------   -----------   ------------   ------------   ------------   -----------
Unit Transactions:
 Participant premium payments ......        484,838     1,487,411      1,425,521      4,959,350      2,232,752     5,035,066
 Participant transfers from other
   funding options..................     10,233,021     8,822,547     19,618,543     11,015,378      4,034,800     5,444,176
 Growth rate intra-fund transfers
   in...............................         23,628       273,759         18,694            562         18,492     3,987,796
 Contract surrenders ...............       (247,758)   (2,848,245)    (1,017,312)    (3,891,847)      (763,036)   (1,858,492)
 Participant transfers to other
   funding options..................    (19,879,187)   (5,669,274)   (31,371,331)   (14,785,240)   (14,227,842)   (4,992,239)
 Growth rate intra-fund transfers
   out..............................        (23,628)     (273,759)       (18,688)          (562)       (18,489)   (3,987,796)
 Other receipts/payments ...........        (10,786)       (8,410)       (30,453)       (19,363)        (2,242)      (13,324)
                                       ------------   -----------   ------------   ------------   ------------   -----------
   Net increase (decrease) in net
    assets resulting from unit
    transactions ...................     (9,419,872)    1,784,029    (11,375,026)    (2,721,722)    (8,725,565)    3,615,187
                                       ------------   -----------   ------------   ------------   ------------   -----------
   Net increase (decrease) in net
    assets .........................     (9,932,950)    3,249,289     (5,134,741)    (1,446,117)    (6,962,003)    4,572,449
Net Assets:
   Beginning of year................     24,882,560    21,633,271     32,820,407     34,266,524     20,350,228    15,777,779
                                       ------------   -----------   ------------   ------------   ------------   -----------
   End of year......................   $ 14,949,610   $24,882,560   $ 27,685,666   $ 32,820,407   $ 13,388,225   $20,350,228
                                       ============   ===========   ============   ============   ============   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005


     FTVIPT Templeton
    Developing Markets            FTVIPT Templeton            FTVIPT Templeton
        Securities               Foreign Securities       Global Asset Allocation
    Investment Option            Investment Option           Investment Option
        (Class 2)                    (Class 2)                   (Class 1)
--------------------------   --------------------------   ------------------------
    2006           2005          2006           2005         2006         2005
    ----           ----          ----           ----         ----         ----

$    306,955   $    64,997   $    287,250   $   180,573   $   35,112   $        --
   1,655,933       293,671      1,692,074       589,313       32,671            --
   5,468,216     3,179,998      2,784,729     1,266,961      244,459            --
------------   -----------   ------------   -----------   ----------   -----------
   7,431,104     3,538,666      4,764,053     2,036,847      312,242            --
------------   -----------   ------------   -----------   ----------   -----------
   2,472,232     1,883,224      3,563,699     2,911,369       25,777            --
  15,603,609    20,338,467      6,830,768     9,090,819    3,988,982            --
      41,203         9,064        158,682     8,272,594      395,554            --
    (406,480)     (144,387)      (882,025)   (2,318,638)      (8,543)           --
 (12,097,456)   (4,698,313)   (11,169,209)   (4,133,756)    (150,108)           --
     (41,203)       (9,064)      (158,682)   (8,272,594)    (395,555)           --
     (73,992)       (7,404)        (8,724)       (4,523)      (1,407)           --
------------   -----------   ------------   -----------   ----------   -----------
   5,497,913    17,371,587     (1,665,491)    5,545,271    3,854,700            --
------------   -----------   ------------   -----------   ----------   -----------
  12,929,017    20,910,253      3,098,562     7,582,118    4,166,942            --
  23,355,401     2,445,148     24,657,250    17,075,132           --            --
------------   -----------   ------------   -----------   ----------   -----------
$ 36,284,418   $23,355,401   $ 27,755,812   $24,657,250   $4,166,942   $        --
============   ===========   ============   ===========   ==========   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                 FTVIPT Templeton
                                                  Global Income            FTVIPT Templeton
                                                    Securities             Growth Securities
                                                Investment Option          Investment Option           High Yield Bond
                                                    (Class 1)                  (Class 2)              Investment Option
                                             ------------------------   -----------------------   --------------------------
                                                2006          2005         2006         2005          2006          2005
                                                ----          ----         ----         ----          ----          ----

Operations:
 Net investment income (loss) ............   $    57,914   $   66,104   $      (664)  $   5,051   $  2,758,493   $   (77,795)
 Realized gain (loss) ....................        11,878      (38,588)      134,157       8,352         58,838       287,514
 Change in unrealized gain (loss) on
   investments............................       209,863      (45,741)      (49,413)     48,430     (1,709,826)      221,585
                                             -----------   ----------   -----------   ---------   ------------   -----------
    Net increase (decrease) in net assets
     resulting from operations ...........       279,655      (18,225)       84,080      61,833      1,107,505       431,304
                                             -----------   ----------   -----------   ---------   ------------   -----------
Unit Transactions:
 Participant premium payments ............       155,703      158,975        81,961     141,364      1,761,763     8,147,528
 Participant transfers from other funding
   options................................     4,269,094    1,383,840       468,379     893,278      6,651,630     7,435,439
 Growth rate intra-fund transfers in .....       189,827          975           671         802         38,250       142,587
 Contract surrenders .....................       (58,478)     (62,147)      (14,607)     (7,038)      (172,122)   (1,470,326)
 Participant transfers to other funding
   options................................    (1,306,164)    (658,995)   (1,405,756)   (314,290)   (50,688,077)   (8,725,324)
 Growth rate intra-fund transfers out ....      (189,827)        (975)         (671)       (802)       (38,250)     (142,587)
 Other receipts/payments .................          (856)      (3,881)           --          --         (2,727)      (55,399)
                                             -----------   ----------   -----------   ---------   ------------   -----------
    Net increase (decrease) in net assets
     resulting from unit transactions ....     3,059,299      817,792      (870,023)    713,314    (42,449,533)    5,331,918
                                             -----------   ----------   -----------   ---------   ------------   -----------
    Net increase (decrease) in net assets      3,338,954      799,567      (785,943)    775,147    (41,342,028)    5,763,222
Net Assets:
    Beginning of year ....................       945,875      146,308       785,943      10,796     41,342,028    35,578,806
                                             -----------   ----------   -----------   ---------   ------------   -----------
    End of year ..........................   $ 4,284,829   $  945,875   $        --   $ 785,943   $         --   $41,342,028
                                             ===========   ==========   ===========   =========   ============   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

        Janus Aspen                 Janus Aspen                 Janus Aspen
         Balanced                Global Technology           Worldwide Growth          LMPIS Government
     Investment Option           Investment Option           Investment Option        Investment Option
     (Service Shares)             (Service Shares)           (Service Shares)             (Class A)
--------------------------   -------------------------   ------------------------   ---------------------
    2006           2005          2006          2005         2006          2005         2006        2005
    ----           ----          ----          ----         ----          ----         ----        ----

$    (13,037)  $   293,263   $    (3,530)  $    (4,500)  $   26,788   $    19,839   $   5,696   $   8,596
   2,276,536       249,160       257,561       134,552       88,726        58,046        (780)       (597)
  (1,577,357)      577,352       (94,808)      198,358      230,218         7,613       4,190      (8,137)
------------   -----------   -----------   -----------   ----------   -----------   ---------   ---------
     686,142     1,119,775       159,223       328,410      345,732        85,498       9,106        (138)
------------   -----------   -----------   -----------   ----------   -----------   ---------   ---------
     686,722     3,499,649       188,178       547,185      174,304       204,497       8,750       8,487
   4,129,936     4,757,501     1,556,670     1,819,900      905,221       886,954     341,965     415,945
     167,104         5,921        15,856            --           33            (8)         --          --
     (93,765)   (1,228,995)      (27,494)     (803,769)     (37,132)      (31,540)     (3,322)     (1,715)
 (22,759,696)   (2,469,252)   (2,187,722)   (1,132,879)    (894,438)   (1,447,893)   (398,718)   (228,306)
    (167,104)       (5,921)      (15,856)           --          (33)            8          --          --
      (8,725)       (9,236)       (3,601)         (690)      (7,215)      (15,219)         --          --
------------   -----------   -----------   -----------   ----------   -----------   ---------   ---------
 (18,045,528)    4,549,667      (473,969)      429,747      140,740      (403,201)    (51,325)    194,411
------------   -----------   -----------   -----------   ----------   -----------   ---------   ---------
 (17,359,386)    5,669,442      (314,746)      758,157      486,472      (317,703)    (42,219)    194,273
  17,359,386    11,689,944     1,942,776     1,184,619    1,702,962     2,020,665     194,273          --
------------   -----------   -----------   -----------   ----------   -----------   ---------   ---------
$         --   $17,359,386   $ 1,628,030   $ 1,942,776   $2,189,434   $ 1,702,962   $ 152,054   $ 194,273
============   ===========   ===========   ===========   ==========   ===========   =========   =========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                            LMPVPI Global
                                                LMPVPI All Cap             High Yield Bond             LMPVPI Investors
                                               Investment Option          Investment Option           Investment Option
                                                   (Class I)                  (Class I)                   (Class I)
                                          -------------------------   -------------------------   --------------------------
                                              2006          2005          2006          2005          2006          2005
                                              ----          ----          ----          ----          ----          ----

Operations:
 Net investment income (loss)..........   $   114,696   $    51,638   $  1,110,185   $       --   $    107,505   $   309,641
 Realized gain (loss)..................     1,265,322       230,237        182,387           --      5,283,539     1,090,234
 Change in unrealized gain (loss) on
   investments.........................        96,068       (51,347)       (18,355)          --     (2,600,283)      492,639
                                          -----------   -----------   ------------   ----------   ------------   -----------
   Net increase (decrease) in net
    assets resulting from operations...     1,476,086       230,528      1,274,217           --      2,790,761     1,892,514
                                          -----------   -----------   ------------   ----------   ------------   -----------
Unit Transactions:
 Participant premium payments..........       997,658     1,915,128      1,225,897           --        413,675     1,230,466
 Participant transfers from other
   funding options.....................     7,321,187     1,305,254     19,567,840           --      8,594,259    10,299,512
 Growth rate intra-fund transfers in...     7,967,940         8,767     19,429,093           --         27,421         6,552
 Contract surrenders...................      (253,903)     (393,940)       (89,247)          --       (175,206)   (1,156,549)
 Participant transfers to other funding
   options.............................    (6,640,572)   (2,771,707)    (1,953,099)          --    (34,817,535)   (9,330,471)
 Growth rate intra-fund transfers out..    (7,967,944)       (8,767)   (19,429,106)          --        (27,416)       (6,552)
 Other receipts/payments...............       (22,142)       (7,870)       (29,896)          --        (18,594)      (24,282)
                                          -----------   -----------   ------------   ----------   ------------   -----------
   Net increase (decrease) in net
    assets resulting from unit
    transactions.......................     1,402,224        46,865     18,721,482           --    (26,003,396)    1,018,676
                                          -----------   -----------   ------------   ----------   ------------   -----------
   Net increase (decrease) in net
    assets.............................     2,878,310       277,393     19,995,699           --    (23,212,635)    2,911,190
Net Assets:
   Beginning of year...................     7,682,379     7,404,986             --           --     30,881,240    27,970,050
                                          -----------   -----------   ------------   ----------   ------------   -----------
   End of year.........................   $10,560,689   $ 7,682,379   $ 19,995,699   $       --   $  7,668,605   $30,881,240
                                          ===========   ===========   ============   ==========   ============   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

          LMPVPI
      Strategic Bond         LMPVPI Total Return        LMPVPII Equity Index              LMPVPII
     Investment Option        Investment Option          Investment Option           Fundamental Value
         (Class I)                (Class I)                 (Class I)                Investment Option
-------------------------   ---------------------   ---------------------------   -------------------------
    2006          2005         2006        2005         2006           2005           2006          2005
    ----          ----         ----        ----         ----           ----           ----          ----

$   230,718   $   177,494   $  14,427   $   8,672   $    320,741   $    951,304   $    64,764   $    37,169
     32,761       139,491      35,360       8,534      8,862,231      2,903,708       335,303       400,910
     54,889      (228,364)     32,803      (1,390)    (3,788,241)      (513,051)      344,640      (208,611)
-----------   -----------   ---------   ---------   ------------   ------------   -----------   -----------
    318,368        88,621      82,590      15,816      5,394,731      3,341,961       744,707       229,468
-----------   -----------   ---------   ---------   ------------   ------------   -----------   -----------
  1,006,881       396,373     226,688      64,221      1,993,915      7,221,380       188,626       393,410
  3,548,115       454,783     761,495     379,688     29,238,856     19,665,225     1,121,972     1,300,377
     15,264     2,301,025          36          18        379,789        366,105        22,355         9,273
 (2,812,669)      (86,812)    (26,019)    (27,269)    (5,932,994)    (4,339,658)      (90,047)      (68,569)
 (1,313,296)   (1,810,902)   (643,452)   (368,808)   (77,511,671)   (31,823,007)   (2,137,932)   (1,402,373)
    (15,264)   (2,301,026)        (36)        (18)      (379,779)      (366,105)      (22,355)       (9,273)
         --        (5,828)         --          --       (183,340)       (57,486)      (17,901)       (4,126)
-----------   -----------   ---------   ---------   ------------   ------------   -----------   -----------
    429,031    (1,052,387)    318,712      47,832    (52,395,224)    (9,333,546)     (935,282)      218,719
-----------   -----------   ---------   ---------   ------------   ------------   -----------   -----------
    747,399      (963,766)    401,302      63,648    (47,000,493)    (5,991,585)     (190,575)      448,187
  3,931,788     4,895,554     488,615     424,967     74,463,385     80,454,970     5,129,544     4,681,357
-----------   -----------   ---------   ---------   ------------   ------------   -----------   -----------
$ 4,679,187   $ 3,931,788   $ 889,917   $ 488,615   $ 27,462,892   $ 74,463,385   $ 4,938,969   $ 5,129,544
===========   ===========   =========   =========   ============   ============   ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005


                                                                                LMPVPIII
                                                     LMPVPIII                 International                LMPVPIII
                                                 Aggressive Growth           All Cap Growth            Large Cap Growth
                                                 Investment Option          Investment Option          Investment Option
                                             -------------------------   -----------------------   -------------------------
                                                2006          2005         2006         2005          2006          2005
                                                ----          ----         ----         ----          ----          ----

Operations:
 Net investment income (loss) ............   $   (11,958)  $   (10,459)  $  17,685   $     2,659   $    (7,606)  $   (13,144)
 Realized gain (loss) ....................       430,086       151,839      57,495        71,820       283,307       506,017
 Change in unrealized gain (loss) on
   investments............................        93,221       519,320      16,271       (97,704)      (58,484)      271,505
                                             -----------   -----------   ---------   -----------   -----------   -----------
    Net increase (decrease) in net assets
     resulting from operations ...........       511,349       660,700      91,451       (23,225)      217,217       764,378
                                             -----------   -----------   ---------   -----------   -----------   -----------
Unit Transactions:
 Participant premium payments ............     1,056,346     2,618,874      68,384        99,408     1,276,365     1,663,997
 Participant transfers from other funding
   options................................     3,981,906     1,988,071     709,397       237,222     3,119,652     3,664,918
 Growth rate intra-fund transfers in .....        15,996        13,496      25,854         2,870       179,591         2,446
 Contract surrenders .....................    (1,071,505)     (447,662)    (15,365)   (1,392,892)     (951,106)   (1,134,561)
 Participant transfers to other funding
   options................................    (3,381,204)   (1,566,865)   (239,626)     (336,669)   (5,339,355)   (6,832,647)
 Growth rate intra-fund transfers out ....       (15,996)      (13,496)    (25,854)       (2,870)     (179,591)       (2,446)
 Other receipts/payments .................            --        (5,500)         --        (8,094)           --       (25,343)
                                             -----------   -----------   ---------   -----------   -----------   -----------
    Net increase (decrease) in net assets
     resulting from unit transactions ....       585,543     2,586,918     522,790    (1,401,025)   (1,894,444)   (2,663,636)
                                             -----------   -----------   ---------   -----------   -----------   -----------
    Net increase (decrease) in net
     assets...............................     1,096,892     3,247,618     614,241    (1,424,250)   (1,677,227)   (1,899,258)
Net Assets:
    Beginning of year ....................     5,448,432     2,200,814     348,731     1,772,981     9,055,495    10,954,753
                                             -----------   -----------   ---------   -----------   -----------   -----------
    End of year ..........................   $ 6,545,324   $ 5,448,432   $ 962,972   $   348,731   $ 7,378,268   $ 9,055,495
                                             ===========   ===========   =========   ===========   ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                 Lord Abbett                  Lord Abbett           MIST Batterymarch
        LMPVPIII              Growth and Income              Mid-Cap Value            Mid-Cap Stock
 Social Awareness Stock       Investment Option            Investment Option        Investment Option
   Investment Option              (Class VC)                   (Class VC)               (Class A)
-----------------------   -------------------------   --------------------------   -------------------
   2006         2005          2006          2005          2006           2005          2006       2005
   ----         ----          ----          ----          ----           ----          ----       ----

$    6,659   $   10,252   $    44,570   $    24,354   $     33,337   $    38,196   $    (16,801)  $ --
    32,290       70,156       314,069       222,094      2,717,043     1,077,358         54,633     --
   100,141         (754)      326,447      (132,602)        41,940         7,198       (410,683)    --
----------   ----------   -----------   -----------   ------------   -----------   ------------   ----
   139,090       79,654       685,086       113,846      2,792,320     1,122,752       (372,851)    --
----------   ----------   -----------   -----------   ------------   -----------   ------------   ----
    99,602      366,925       550,789       450,677      3,759,807     3,386,054        183,111     --
   337,093      680,404     2,788,579     2,478,331      8,345,202     6,613,504     40,036,248     --
        --        1,629         1,273            --        296,327            45          1,867     --
   (22,707)     (22,714)     (155,460)     (112,251)      (298,231)     (290,502)    (1,030,703)    --
  (407,539)    (982,812)   (2,257,724)   (1,352,205)   (14,529,614)   (2,097,318)   (24,075,424)    --
        --       (1,629)       (1,273)           --       (296,327)          (45)        (1,864)    --
    (8,156)      (1,361)       (1,880)         (259)        (5,496)       (9,917)          (537)    --
----------   ----------   -----------   -----------   ------------   -----------   ------------   ----
    (1,707)      40,442       924,304     1,464,293     (2,728,332)    7,601,821     15,112,698     --
----------   ----------   -----------   -----------   ------------   -----------   ------------   ----
   137,383      120,096     1,609,390     1,578,139         63,988     8,724,573     14,739,847     --
 1,988,488    1,868,392     3,103,079     1,524,940     15,479,878     6,755,305             --     --
----------   ----------   -----------   -----------   ------------   -----------   ------------   ----
$2,125,871   $1,988,488   $ 4,712,469   $ 3,103,079   $ 15,543,866   $15,479,878   $ 14,739,847   $ --
==========   ==========   ===========   ===========   ============   ===========   ============   ====

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                                       MIST Harris           MIST Janus
                                                                 MIST BlackRock          Oakmark               Capital
                                                                 Large-Cap Core       International         Appreciation
                                                                Investment Option   Investment Option     Investment Option
                                                                    (Class A)           (Class A)             (Class A)
                                                                -----------------   ------------------   -------------------
                                                                   2006      2005      2006       2005       2006       2005
                                                                   ----      ----      ----       ----       ----       ----

Operations:
 Net investment income (loss) ...............................   $   (1,179)  $ --   $   (12,842)  $ --   $    (21,206)  $ --
 Realized gain (loss) .......................................        1,971     --        59,591     --       (541,474)    --
 Change in unrealized gain (loss) on investments ............       54,904     --     1,131,444     --        531,570     --
                                                                ----------   ----   -----------   ----   ------------   ----
   Net increase (decrease) in net assets resulting from
    operations ..............................................       55,696     --     1,178,193     --        (31,110)    --
                                                                ----------   ----   -----------   ----   ------------   ----
Unit Transactions:
 Participant premium payments ...............................       91,176     --       519,711     --      1,024,240     --
 Participant transfers from other funding options ...........    1,153,811     --    17,972,724     --     27,452,431     --
 Growth rate intra-fund transfers in ........................           --     --           271     --        710,825     --
 Contract surrenders ........................................       (6,326)    --      (642,214)    --     (1,154,023)    --
 Participant transfers to other funding options .............     (450,449)    --    (6,740,240)    --    (14,610,844)    --
 Growth rate intra-fund transfers out .......................           --     --          (270)    --       (710,822)    --
 Other receipts/payments ....................................           --     --        (3,448)    --        (18,421)    --
                                                                ----------   ----   -----------   ----   ------------   ----
   Net increase (decrease) in net assets resulting from unit
    transactions ............................................      788,212     --    11,106,534     --     12,693,386     --
                                                                ----------   ----   -----------   ----   ------------   ----
   Net increase (decrease) in net assets.....................      843,908     --    12,284,727     --     12,662,276     --
Net Assets:
   Beginning of year.........................................           --     --            --     --             --     --
                                                                ----------   ----   -----------   ----   ------------   ----
    End of year .............................................   $  843,908   $ --   $12,284,727   $ --   $ 12,662,276   $ --
                                                                ==========   ====   ===========   ====   ============   ====

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                   MIST Met/AIM
 MIST Lord Abbett     MIST Lord Abbett     MIST Lord Abbett          Capital
  Bond Debenture      Growth and Income      Mid-Cap Value         Appreciation
 Investment Option    Investment Option    Investment Option    Investment Option
     (Class A)            (Class B)            (Class B)            (Class A)
------------------   ------------------   ------------------   -------------------
    2006      2005       2006      2005       2006      2005       2006       2005
    ----      ----       ----      ----       ----      ----       ----       ----

$    (9,063)  $ --   $    (3,544)  $ --   $    (1,094)  $ --   $     (1,430)  $ --
     12,182     --        (2,183)    --        71,689     --        214,471     --
    331,766     --       473,116     --       (19,145)    --       (339,868)    --
-----------   ----   -----------   ----   -----------   ----   ------------   ----
    334,885     --       467,389     --        51,450     --       (126,827)    --
-----------   ----   -----------   ----   -----------   ----   ------------   ----
    326,448     --        12,674     --            --     --         51,832     --
  8,678,627     --     8,622,169     --    11,103,069     --     17,297,229     --
  4,170,703     --            --     --            --     --          2,380     --
    (59,154)    --      (209,428)    --        (1,740)    --       (247,212)    --
 (2,559,726)    --    (1,427,971)    --    (1,560,868)    --    (14,194,901)    --
 (4,170,706)    --            --     --            --     --         (2,376)    --
     (6,653)    --        (1,487)    --            --     --         (4,926)    --
-----------   ----   -----------   ----   -----------   ----   ------------   ----
  6,379,539     --     6,995,957     --     9,540,461     --      2,902,026     --
-----------   ----   -----------   ----   -----------   ----   ------------   ----
  6,714,424     --     7,463,346     --     9,591,911     --      2,775,199     --
         --     --            --     --            --     --             --     --
-----------   ----   -----------   ----   -----------   ----   ------------   ----
$ 6,714,424   $ --   $ 7,463,346   $ --   $ 9,591,911   $ --   $  2,775,199   $ --
===========   ====   ===========   ====   ===========   ====   ============   ====

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                               MIST
                                                MIST Met/AIM             Neuberger Berman                MIST
                                              Small Cap Growth             Real Estate               Pioneer Fund
                                             Investment Option           Investment Option         Investment Option
                                                 (Class A)                   (Class A)                 (Class A)
                                           ----------------------   -------------------------   ----------------------
                                             2006        2005           2006          2005        2006         2005
                                             ----        ----           ----          ----        ----         ----

Operations:
 Net investment income (loss) ..........   $   (275)  $        --   $    (81,508)  $       --   $    (35)  $        --
 Realized gain (loss) ..................      1,810            --        187,714           --          7            --
 Change in unrealized gain (loss) on
   investments..........................     11,451            --     11,479,947           --      2,073            --
                                           --------   -----------   ------------   ----------   --------   -----------
    Net increase (decrease) in net
     assets resulting from operations ..     12,986            --     11,586,153           --      2,045            --
                                           --------   -----------   ------------   ----------   --------   -----------
Unit Transactions:
 Participant premium payments ..........         --            --      2,791,308           --      4,932            --
 Participant transfers from other
   funding options......................    259,322            --     79,776,878           --    118,892            --
 Growth rate intra-fund transfers in ...         --            --     21,283,729           --         --            --
 Contract surrenders ...................     (1,208)           --       (569,132)          --       (162)           --
 Participant transfers to other funding
   options..............................    (26,079)           --    (22,671,890)          --         --            --
 Growth rate intra-fund transfers out ..         --            --    (21,283,743)          --         --            --
 Other receipts/payments ...............         --            --        (40,824)          --         --            --
                                           --------   -----------   ------------   ----------   --------   -----------
    Net increase (decrease) in net
     assets resulting from unit
     transactions ......................    232,035            --     59,286,326           --    123,662            --
                                           --------   -----------   ------------   ----------   --------   -----------
    Net increase (decrease) in net
     assets ............................    245,021            --     70,872,479           --    125,707            --
Net Assets:
    Beginning of year ..................         --            --             --           --         --            --
                                           --------   -----------   ------------   ----------   --------   -----------
    End of year ........................   $245,021   $        --   $ 70,872,479   $       --   $125,707   $        --
                                           ========   ===========   ============   ==========   ========   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005


      MSF BlackRock                MSF BlackRock                MSF BlackRock                MSF Capital
    Aggressive Growth               Bond Income                  Money Market            Guardian U.S. Equity
    Investment Option            Investment Option            Investment Option           Investment Option
        (Class D)                    (Class A)                    (Class A)                   (Class A)
--------------------------   -------------------------   ---------------------------   ------------------------
    2006          2005           2006          2005           2006           2005         2006         2005
    ----          ----           ----          ----           ----           ----         ----         ----

$    (12,797)  $        --   $    (16,822)  $       --   $   3,694,350   $        --   $   (3,511)  $        --
     (46,330)           --        120,988           --              --            --       (7,139)           --
     (61,015)           --        411,815           --              --            --       96,069            --
------------   -----------   ------------   ----------   -------------   -----------   ----------   -----------
    (120,142)           --        515,981           --       3,694,350            --       85,419            --
------------   -----------   ------------   ----------   -------------   -----------   ----------   -----------
     266,156            --        173,988           --      26,829,967            --       13,744            --
  31,768,362            --     28,722,728           --     217,033,060            --    2,856,708            --
       3,781            --           (619)          --         249,921            --           --            --
     (94,607)           --     (2,984,690)          --     (15,307,900)           --      (21,435)           --
 (24,191,376)           --    (17,497,448)          --    (114,317,434)           --     (358,570)           --
      (3,775)           --            624           --        (249,901)           --           --            --
     (13,722)           --        (29,191)          --         (16,573)           --           --            --
------------   -----------   ------------   ----------   -------------   -----------   ----------   -----------
   7,734,819            --      8,385,392           --     114,221,140            --    2,490,447            --
------------   -----------   ------------   ----------   -------------   -----------   ----------   -----------
   7,614,677            --      8,901,373           --     117,915,490            --    2,575,866            --
          --            --             --           --              --            --           --            --
------------   -----------   ------------   ----------   -------------   -----------   ----------   -----------
$  7,614,677   $        --   $  8,901,373   $       --   $ 117,915,490   $        --   $2,575,866   $        --
============   ===========   ============   ==========   =============   ===========   ==========   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                                                         MSF FI
                                                                                                         Value
                                                                                                        Leaders
                                                                               MSF FI Large Cap        Investment
                                                                               Investment Option         Option
                                                                                   (Class A)           (Class D)
                                                                            -----------------------   ------------
                                                                                2006         2005         2006
                                                                                ----         ----         ----

Operations:
 Net investment income (loss) ...........................................   $     (7,191)  $     --   $    (37,682)
 Realized gain (loss) ...................................................       (335,761)        --        266,862
 Change in unrealized gain (loss) on investments ........................         76,013         --        650,886
                                                                            ------------   --------   ------------
   Net increase (decrease) in net assets resulting from operations.......       (266,939)        --        880,066
                                                                            ------------   --------   ------------
Unit Transactions:
 Participant premium payments ...........................................        172,063         --        688,771
 Participant transfers from other funding options .......................     35,793,294         --     54,001,840
 Growth rate intra-fund transfers in ....................................          5,845         --        330,675
 Contract surrenders ....................................................       (567,409)        --       (203,631)
 Participant transfers to other funding options .........................    (32,594,912)        --    (37,543,189)
 Growth rate intra-fund transfers out ...................................         (5,838)        --       (330,668)
 Other receipts/payments ................................................         (3,844)        --        (10,867)
                                                                            ------------   --------   ------------
   Net increase (decrease) in net assets resulting from unit transactions      2,799,199         --     16,932,931
                                                                            ------------   --------   ------------
   Net increase (decrease) in net assets.................................      2,532,260         --     17,812,997
Net Assets:
   Beginning of year.....................................................             --         --             --
                                                                            ------------   --------   ------------
   End of year...........................................................   $  2,532,260   $     --   $ 17,812,997
                                                                            ============   ========   ============

                                                                             MSF FI
                                                                             Value
                                                                            Leaders
                                                                            Invest-
                                                                              ment          MSF MetLife
                                                                             Option    Aggressive Allocation
                                                                             (Class      Investment Option
                                                                               D)            (Class B)
                                                                            --------   ---------------------
                                                                              2005        2006        2005
                                                                              ----        ----        ----

Operations:
 Net investment income (loss) ...........................................   $     --   $   (1,042)  $     --
 Realized gain (loss) ...................................................         --       (2,766)        --
 Change in unrealized gain (loss) on investments ........................         --      128,062         --
                                                                            --------   ----------   --------
   Net increase (decrease) in net assets resulting from operations.......         --      124,254         --
                                                                            --------   ----------   --------
Unit Transactions:
 Participant premium payments ...........................................         --       58,210         --
 Participant transfers from other funding options .......................         --    1,320,899         --
 Growth rate intra-fund transfers in ....................................         --      304,641         --
 Contract surrenders ....................................................         --       (5,042)        --
 Participant transfers to other funding options .........................         --     (151,223)        --
 Growth rate intra-fund transfers out ...................................         --     (304,642)        --
 Other receipts/payments ................................................         --         (392)        --
                                                                            --------   ----------   --------
   Net increase (decrease) in net assets resulting from unit transactions         --    1,222,451         --
                                                                            --------   ----------   --------
   Net increase (decrease) in net assets.................................         --    1,346,705         --
Net Assets:
   Beginning of year.....................................................         --           --         --
                                                                            --------   ----------   --------
   End of year...........................................................   $     --   $1,346,705   $     --
                                                                            ========   ==========   ========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                             MSF MetLife
     MSF MetLife              MSF MetLife                                    Moderate to
     Conservative           Conservative to           MSF MetLife             Aggressive
      Allocation          Moderate Allocation     Moderate Allocation         Allocation
  Investment Option        Investment Option       Investment Option      Investment Option
      (Class B)                (Class B)               (Class B)              (Class B)
---------------------   ----------------------   ---------------------   -------------------
   2006        2005         2006        2005        2006        2005       2006       2005
   ----        ----         ----        ----        ----        ----       ----       ----

$   (3,019)  $     --   $    (6,227)  $     --   $   (1,476)  $     --   $   (267)  $     --
    18,742         --         1,767         --          344         --      2,192         --
   232,905         --       735,632         --      146,921         --     20,326         --
----------   --------   -----------   --------   ----------   --------   --------   --------
   248,628         --       731,172         --      145,789         --     22,251         --
----------   --------   -----------   --------   ----------   --------   --------   --------
    28,149         --         2,864         --       31,937         --         --         --
 5,124,570         --     9,731,292         --    2,193,855         --    591,345         --
        --         --        44,795         --           --         --         --         --
    (6,018)        --        (6,126)        --       (9,742)        --       (802)        --
  (453,066)        --       (26,434)        --       (4,977)        --    (90,706)        --
        --         --       (44,796)        --           --         --         --         --
        --         --          (542)        --           --         --         --         --
----------   --------   -----------   --------   ----------   --------   --------   --------
 4,693,635         --     9,701,053         --    2,211,073         --    499,837         --
----------   --------   -----------   --------   ----------   --------   --------   --------
 4,942,263         --    10,432,225         --    2,356,862         --    522,088         --
        --         --            --         --           --         --         --         --
----------   --------   -----------   --------   ----------   --------   --------   --------
$4,942,263   $     --   $10,432,225   $     --   $2,356,862   $     --   $522,088   $     --
==========   ========   ===========   ========   ==========   ========   ========   ========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                  MSF MFS(R)               MSF Oppenheimer           MSF T. Rowe Price
                                                 Total Return               Global Equity            Large Cap Growth
                                               Investment Option          Investment Option          Investment Option
                                                  (Class F)                   (Class B)                  (Class B)
                                           ------------------------   ------------------------   ------------------------
                                               2006          2005        2006          2005          2006          2005
                                               ----          ----        ----          ----          ----          ----

Operations:
 Net investment income (loss) ..........   $    (62,470)  $      --   $   (1,497)  $        --   $     (5,514)  $      --
 Realized gain (loss) ..................        (79,315)         --       (2,822)           --         20,844          --
 Change in unrealized gain (loss) on
   investments..........................      3,329,262          --       85,235            --        252,605          --
                                           ------------   ---------   ----------   -----------   ------------   ---------
   Net increase (decrease) in net assets
    resulting from operations ..........      3,187,477          --       80,916            --        267,935          --
                                           ------------   ---------   ----------   -----------   ------------   ---------
Unit Transactions:
 Participant premium payments ..........      2,576,683          --       39,744            --        158,958          --
 Participant transfers from other
   funding options......................     88,332,720          --    1,381,208            --     29,471,967          --
 Growth rate intra-fund transfers in ...           (256)         --           --            --          2,243          --
 Contract surrenders ...................       (891,458)         --       (9,218)           --        (97,848)         --
 Participant transfers to other funding
   options..............................    (47,759,967)         --     (278,665)           --    (26,412,234)         --
 Growth rate intra-fund transfers out ..            262          --           --            --         (2,235)         --
 Other receipts/payments ...............        (16,247)         --           --            --           (635)         --
                                           ------------   ---------   ----------   -----------   ------------   ---------
   Net increase (decrease) in net assets
    resulting from unit transactions ...     42,241,737          --    1,133,069            --      3,120,216          --
                                           ------------   ---------   ----------   -----------   ------------   ---------
   Net increase (decrease) in net assets     45,429,214          --    1,213,985            --      3,388,151          --
Net Assets:
 Beginning of year .....................             --          --           --            --             --          --
                                           ------------   ---------   ----------   -----------   ------------   ---------
 End of year ...........................   $ 45,429,214   $      --   $1,213,985   $        --   $  3,388,151   $      --
                                           ============   =========   ==========   ===========   ============   =========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

       MSF Western                MSF Western
    Asset Management            Asset Management
     High Yield Bond            U.S. Government
    Investment Option           Investment Option               Money Market             PIMCO VIT Low Duration
        (Class A)                  (Class A)                 Investment Option             Investment Option
------------------------   -------------------------   -----------------------------   --------------------------
    2006          2005         2006          2005          2006            2005            2006          2005
    ----          ----         ----          ----          ----            ----            ----          ----

$    (26,232)  $      --   $     (7,456)  $       --   $   2,275,319   $   3,991,100   $    906,897   $   162,975
      74,066          --        133,088           --              --              --         (6,397)        5,891
   1,068,568          --        624,969           --              --              --         96,108       (98,949)
------------   ---------   ------------   ----------   -------------   -------------   ------------   -----------
   1,116,402          --        750,601           --       2,275,319       3,991,100        996,608        69,917
------------   ---------   ------------   ----------   -------------   -------------   ------------   -----------
     741,744          --        310,567           --      24,697,938      76,495,035      2,563,765     2,002,685
  46,638,859          --     41,778,790           --      37,340,695      93,250,262     25,850,714     6,200,865
      90,459          --           (456)          --       1,154,732         741,808     14,914,790            --
  (3,270,915)         --     (5,731,156)          --      (2,185,457)    (22,730,984)      (558,566)     (217,662)
 (28,872,445)         --    (17,214,169)          --    (223,145,582)   (121,794,964)    (2,743,547)   (3,332,446)
     (90,454)         --            459           --      (1,154,732)       (741,808)   (14,914,801)           --
     (27,151)         --       (314,150)          --        (298,715)       (455,394)       (22,395)         (122)
------------   ---------   ------------   ----------   -------------   -------------   ------------   -----------
  15,210,097          --     18,829,885           --    (163,591,121)     24,763,955     25,089,960     4,653,320
------------   ---------   ------------   ----------   -------------   -------------   ------------   -----------
  16,326,499          --     19,580,486           --    (161,315,802)     28,755,055     26,086,568     4,723,237
          --          --             --           --     161,315,802     132,560,747      7,072,994     2,349,757
------------   ---------   ------------   ----------   -------------   -------------   ------------   -----------
$ 16,326,499   $      --   $ 19,580,486   $       --   $          --   $ 161,315,802   $ 33,159,562   $ 7,072,994
============   =========   ============   ==========   =============   =============   ============   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                                                         Pioneer
                                                                                                         Mid Cap
                                                    PIMCO VIT                    PIMCO VIT              Value VCT
                                                   Real Return                  Total Return           Investment
                                                Investment Option            Investment Option           Option
                                             (Administrative Class)        (Administrative Class)      (Class II)
                                           --------------------------   ---------------------------   ------------
                                               2006           2005          2006           2005           2006
                                               ----           ----          ----           ----           ----

Operations:
 Net investment income (loss) ..........   $  1,796,387   $   804,318   $  5,082,803   $  3,967,160   $    (18,025)
 Realized gain (loss) ..................        501,365       433,445       (867,938)     2,500,370      1,738,705
 Change in unrealized gain (loss) on
   investments..........................     (2,574,737)     (582,944)       (33,058)    (3,704,059)    (1,056,207)
                                           ------------   -----------   ------------   ------------   ------------
   Net increase (decrease) in net assets
    resulting from operations ..........       (276,985)      654,819      4,181,807      2,763,471        664,473
                                           ------------   -----------   ------------   ------------   ------------
Unit Transactions:
 Participant premium payments ..........     39,873,583     7,779,954     12,556,117     20,453,124      1,035,067
 Participant transfers from other
   funding options......................     18,652,630     8,646,224     62,486,934     47,543,523      4,747,690
 Growth rate intra-fund transfers in ...     12,766,029     4,796,920     20,734,800      5,297,494         74,625
 Contract surrenders ...................       (609,599)     (412,166)    (4,541,150)    (7,990,911)      (597,142)
 Participant transfers to other funding
   options..............................    (42,035,323)   (5,079,856)   (63,421,563)   (60,747,905)   (11,688,673)
 Growth rate intra-fund transfers out ..    (12,766,038)   (4,796,920)   (20,734,639)    (5,297,494)       (74,625)
 Other receipts/payments ...............        (28,089)       (2,758)      (241,393)       (80,714)        (4,225)
                                           ------------   -----------   ------------   ------------   ------------
   Net increase (decrease) in net assets
    resulting from unit transactions ...     15,853,193    10,931,398      6,839,106       (822,883)    (6,507,283)
                                           ------------   -----------   ------------   ------------   ------------
   Net increase (decrease) in net assets     15,576,208    11,586,217     11,020,913      1,940,588     (5,842,810)
Net Assets:
   Beginning of year....................     33,133,354    21,547,137    128,879,626    126,939,038     12,151,867
                                           ------------   -----------   ------------   ------------   ------------
   End of year..........................   $ 48,709,562   $33,133,354   $139,900,539   $128,879,626   $  6,309,057
                                           ============   ===========   ============   ============   ============

                                             Pioneer
                                             Mid Cap
                                            Value VCT
                                            Investment
                                              Option
                                            (Class II)
                                           -----------
                                               2005
                                               ----

Operations:
 Net investment income (loss) ..........   $     3,992
 Realized gain (loss) ..................       827,564
 Change in unrealized gain (loss) on
   investments..........................       (19,836)
                                           -----------
   Net increase (decrease) in net assets
    resulting from operations ..........       811,720
                                           -----------
Unit Transactions:
 Participant premium payments ..........       871,569
 Participant transfers from other
   funding options......................     8,540,302
 Growth rate intra-fund transfers in ...            --
 Contract surrenders ...................      (990,084)
 Participant transfers to other funding
   options..............................    (2,667,122)
 Growth rate intra-fund transfers out ..            --
 Other receipts/payments ...............        (9,969)
                                           -----------
   Net increase (decrease) in net assets
    resulting from unit transactions ...     5,744,696
                                           -----------
   Net increase (decrease) in net assets     6,556,416
Net Assets:
   Beginning of year....................     5,595,451
                                           -----------
   End of year..........................   $12,151,867
                                           ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

      Putnam VT                  Putnam VT                    Putnam VT
   Discovery Growth        International Equity            Small Cap Value
  Investment Option          Investment Option            Investment Option          Royce Micro-Cap
      (Class IB)                (Class IB)                    (Class IB)            Investment Option
---------------------   --------------------------   --------------------------   ----------------------
   2006        2005         2006           2005          2006           2005         2006         2005
   ----        ----         ----           ----          ----           ----         ----         ----

$    (581)  $  (1,372)  $    154,278   $   202,357   $     49,071   $    (8,011)  $    5,923   $     (85)
   64,097      53,011      8,129,542       788,851      6,406,224     3,062,431      296,719      16,092
  (22,199)     11,115     (2,633,126)    1,225,826       (381,979)     (831,797)     346,943          --
---------   ---------   ------------   -----------   ------------   -----------   ----------   ---------
   41,317      62,754      5,650,694     2,217,034      6,073,316     2,222,623      649,585      16,007
---------   ---------   ------------   -----------   ------------   -----------   ----------   ---------
   58,843      31,530      1,064,411     2,989,688      4,998,558     5,661,290       11,301       9,016
  369,553     479,144     13,433,378    10,304,483     18,371,058     7,969,705    4,999,015     257,903
      718          18        512,519            --     19,729,782     4,182,976           --          --
  (11,044)   (409,908)      (175,128)     (569,552)      (883,604)     (666,583)      (5,688)       (864)
 (557,346)   (202,056)   (36,562,124)   (5,853,878)   (23,907,512)   (9,204,263)    (194,074)   (282,062)
     (718)        (18)      (512,511)           --    (19,729,788)   (4,182,976)          --          --
       --        (130)       (10,854)      (38,042)       (32,563)      (61,781)          --          --
---------   ---------   ------------   -----------   ------------   -----------   ----------   ---------
 (139,994)   (101,420)   (22,250,309)    6,832,699     (1,454,069)    3,698,368    4,810,554     (16,007)
---------   ---------   ------------   -----------   ------------   -----------   ----------   ---------
  (98,677)    (38,666)   (16,599,615)    9,049,733      4,619,247     5,920,991    5,460,139          --
  373,734     412,400     23,626,000    14,576,267     35,783,665    29,862,674           --          --
---------   ---------   ------------   -----------   ------------   -----------   ----------   ---------
$ 275,057   $ 373,734   $  7,026,385   $23,626,000   $ 40,402,912   $35,783,665   $5,460,139   $      --
=========   =========   ============   ===========   ============   ===========   ==========   =========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                            Travelers AIM                  Travelers
                                                 Royce Small-Cap         Capital Appreciation       Convertible Securities
                                                Investment Option         Investment Option            Investment Option
                                              ---------------------   --------------------------   -------------------------
                                                 2006        2005         2006          2005          2006          2005
                                                 ----        ----         ----          ----          ----          ----

Operations:
 Net investment income (loss) .............   $   (4,362)  $   (179)  $    (10,570)  $     3,030   $    35,956   $   103,134
 Realized gain (loss) .....................      267,364      3,183      2,495,421       163,994       303,882       122,308
 Change in unrealized gain (loss) on
   investments.............................      233,575     (1,174)    (1,459,742)      928,931       (18,516)     (214,946)
                                              ----------   --------   ------------   -----------   -----------   -----------
   Net increase (decrease) in net assets
    resulting from operations .............      496,577      1,830      1,025,109     1,095,955       321,322        10,496
                                              ----------   --------   ------------   -----------   -----------   -----------
Unit Transactions:
 Participant premium payments .............      699,617     20,900        384,564     1,709,944       183,945       953,779
 Participant transfers from other funding
   options.................................    4,960,720    286,755        634,343     3,114,047       448,538       956,154
 Growth rate intra-fund transfers in ......           --         --          4,335            --         8,062         7,457
 Contract surrenders ......................     (175,861)    (1,273)       (44,993)     (417,571)      (46,450)      (88,000)
 Participant transfers to other funding
   options.................................     (541,195)    (7,362)   (16,926,474)   (2,575,290)   (5,509,702)   (1,537,757)
 Growth rate intra-fund transfers out .....           --         --         (4,335)           --        (8,062)       (7,457)
 Other receipts/payments ..................           --         --         (1,372)      (14,233)         (504)       (5,549)
                                              ----------   --------   ------------   -----------   -----------   -----------
   Net increase (decrease) in net assets
    resulting from unit transactions ......    4,943,281    299,020    (15,953,932)    1,816,897    (4,924,173)      278,627
                                              ----------   --------   ------------   -----------   -----------   -----------
   Net increase (decrease) in net assets...    5,439,858    300,850    (14,928,823)    2,912,852    (4,602,851)      289,123
Net Assets:
   Beginning of year.......................      300,850         --     14,928,823    12,015,971     4,602,851     4,313,728
                                              ----------   --------   ------------   -----------   -----------   -----------
   End of year.............................   $5,740,708   $300,850   $         --   $14,928,823   $        --   $ 4,602,851
                                              ==========   ========   ============   ===========   ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                                          Travelers Managed
   Travelers Disciplined               Travelers                     Travelers            Allocation Series:
       Mid Cap Stock                 Equity Income                   Large Cap                Aggressive
     Investment Option             Investment Option             Investment Option        Investment Option
---------------------------   ---------------------------   --------------------------   -------------------
    2006           2005           2006           2005           2006           2005        2006       2005
    ----           ----           ----           ----           ----           ----        ----       ----

$    164,296   $    (53,877)  $    663,326   $   (104,190)  $    103,401   $   (53,130)  $  1,544   $     --
   8,617,434      2,117,094      6,797,756      1,661,803      3,981,252       456,048         95         --
  (5,697,424)     1,100,326     (4,705,229)       558,782     (3,174,304)    1,717,139         --         --
------------   ------------   ------------   ------------   ------------   -----------   --------   --------
   3,084,306      3,163,543      2,755,853      2,116,395        910,349     2,120,057      1,639         --
------------   ------------   ------------   ------------   ------------   -----------   --------   --------
     659,032      3,719,289      2,637,354     11,030,836        717,942     3,606,883     97,638         --
   3,687,801      8,157,859      4,462,085      8,652,201      1,930,825     2,654,218         --         --
      37,030            570      2,061,408         11,069          9,427         6,486         --         --
    (116,066)      (683,761)      (329,252)    (1,192,268)      (111,830)   (1,654,407)      (789)        --
 (37,747,324)   (11,067,079)   (59,427,089)   (12,369,969)   (30,276,608)   (5,216,808)   (98,488)        --
     (37,030)          (570)    (2,061,408)       (11,069)        (9,427)       (6,486)        --         --
     (20,247)       (39,757)       (45,828)       (44,345)       (10,211)      (34,186)        --         --
------------   ------------   ------------   ------------   ------------   -----------   --------   --------
 (33,536,804)        86,551    (52,702,730)     6,076,455    (27,749,882)     (644,300)    (1,639)        --
------------   ------------   ------------   ------------   ------------   -----------   --------   --------
 (30,452,498)     3,250,094    (49,946,877)     8,192,850    (26,839,533)    1,475,757         --         --
  30,452,498     27,202,404     49,946,877     41,754,027     26,839,533    25,363,776         --         --
------------   ------------   ------------   ------------   ------------   -----------   --------   --------
$         --   $ 30,452,498   $         --   $ 49,946,877   $         --   $26,839,533   $     --   $     --
============   ============   ============   ============   ============   ===========   ========   ========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                     Travelers         Travelers
                                                                      Managed           Managed
                                                                    Allocation        Allocation
                                                                      Series:           Series:
                                                                   Conservative        Moderate         Travelers Mercury
                                                                    Investment        Investment          Large Cap Core
                                                                      Option            Option          Investment Option
                                                                  ---------------   ---------------   ----------------------
                                                                    2006     2005     2006     2005     2006         2005
                                                                    ----     ----     ----     ----     ----         ----

Operations:
 Net investment income (loss) .................................   $  2,729   $ --   $  2,088   $ --   $   1,205   $   (1,679)
 Realized gain (loss) .........................................     (2,507)    --     (1,203)    --     154,034       83,767
 Change in unrealized gain (loss) on investments ..............         --     --         --     --    (108,072)     (13,241)
                                                                  --------   ----   --------   ----   ---------   ----------
   Net increase (decrease) in net assets resulting from
    operations ................................................        222     --        885     --      47,167       68,847
                                                                  --------   ----   --------   ----   ---------   ----------
Unit Transactions:
 Participant premium payments .................................     71,970     --     81,717     --      37,835       17,851
 Participant transfers from other funding options .............         --     --         --     --      83,404      350,140
 Growth rate intra-fund transfers in ..........................         --     --         --     --       3,824        2,729
 Contract surrenders ..........................................       (581)    --       (660)    --     (34,128)      (5,542)
 Participant transfers to other funding options ...............    (71,611)    --    (81,942)    --    (844,722)    (822,281)
 Growth rate intra-fund transfers out .........................         --     --         --     --      (3,824)      (2,729)
 Other receipts/payments ......................................         --     --         --     --          --           --
                                                                  --------   ----   --------   ----   ---------   ----------
   Net increase (decrease) in net assets resulting from unit
    transactions ..............................................       (222)    --       (885)    --    (757,611)    (459,832)
                                                                  --------   ----   --------   ----   ---------   ----------
   Net increase (decrease) in net assets.......................         --     --         --     --    (710,444)    (390,985)
Net Assets:
   Beginning of year...........................................         --     --         --     --     710,444    1,101,429
                                                                  --------   ----   --------   ----   ---------   ----------
   End of year.................................................   $     --   $ --   $     --   $ --   $      --   $  710,444
                                                                  ========   ====   ========   ====   =========   ==========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

     Travelers MFS(R)              Travelers MFS(R)            Travelers Mondrian
      Mid Cap Growth                 Total Return              International Stock
     Investment Option            Investment Option             Investment Option
--------------------------   ---------------------------   --------------------------
    2006           2005          2006           2005           2006           2005
    ----           ----          ----           ----           ----           ----

$    (18,363)  $   (52,845)  $    760,472   $  1,133,293   $    472,195   $   (20,044)
   4,252,516       649,411        753,631      3,238,610      3,264,614       497,218
  (2,549,358)      759,020        662,058     (2,747,065)    (1,926,489)      590,280
------------   -----------   ------------   ------------   ------------   -----------
   1,684,795     1,355,586      2,176,161      1,624,838      1,810,320     1,067,454
------------   -----------   ------------   ------------   ------------   -----------
   1,451,497     6,685,257      1,320,114      7,202,344        466,406       873,372
   1,968,088    15,962,807      6,449,952     11,750,683      1,637,703     3,843,127
      93,357       157,817          4,755        273,138        223,824         4,397
    (162,143)   (1,746,420)      (310,271)    (3,452,393)       (60,014)     (160,660)
 (32,946,313)   (9,001,096)   (68,998,473)   (10,103,055)   (16,068,604)   (4,870,899)
     (93,357)     (157,817)        (4,755)      (273,138)      (223,824)       (4,397)
      (2,354)      (61,662)        (3,115)       (48,668)          (546)      (15,596)
------------   -----------   ------------   ------------   ------------   -----------
 (29,691,225)   11,838,886    (61,541,793)     5,348,911    (14,025,055)     (330,656)
------------   -----------   ------------   ------------   ------------   -----------
 (28,006,430)   13,194,472    (59,365,632)     6,973,749    (12,214,735)      736,798
  28,006,430    14,811,958     59,365,632     52,391,883     12,214,735    11,477,937
------------   -----------   ------------   ------------   ------------   -----------
$         --   $28,006,430   $         --   $ 59,365,632   $         --   $12,214,735
============   ===========   ============   ============   ============   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                Travelers                    Travelers                    Travelers
                                               Quality Bond              Strategic Equity        U.S. Government Securities
                                            Investment Option            Investment Option            Investment Option
                                        --------------------------   -------------------------   ---------------------------
                                            2006          2005          2006          2005           2006           2005
                                            ----          ----          ----          ----           ----           ----

Operations:
 Net investment income (loss) .......   $  1,700,109   $   (61,384)  $    16,567   $    23,826   $  1,726,420   $    (66,681)
 Realized gain (loss) ...............     (2,099,483)     (168,596)      540,685       (12,251)    (2,128,127)        51,256
 Change in unrealized gain (loss) on
   investments.......................        264,541       657,648      (282,889)       93,728       (560,159)     1,176,012
                                        ------------   -----------   -----------   -----------   ------------   ------------
   Net increase (decrease) in net
    assets resulting from operations        (134,833)      427,668       274,363       105,303       (961,866)     1,160,587
                                        ------------   -----------   -----------   -----------   ------------   ------------
Unit Transactions:
 Participant premium payments .......        769,081     4,118,771       147,219       215,604      1,793,626      8,112,592
 Participant transfers from other
   funding options...................      1,204,670     7,666,473       447,322     1,245,386      1,433,713     12,372,750
 Growth rate intra-fund transfers in          15,610        12,867         1,414         7,313         12,247      2,222,986
 Contract surrenders ................       (205,328)   (4,075,907)      (26,999)     (132,853)      (178,807)      (703,285)
 Participant transfers to other
   funding options...................    (30,874,933)   (5,769,324)   (6,692,589)   (1,178,618)   (35,533,203)   (11,947,692)
 Growth rate intra-fund transfers
   out...............................        (15,610)      (12,866)       (1,414)       (7,313)       (12,247)    (2,222,986)
 Other receipts/payments ............         (2,193)      (31,980)       (1,278)       (4,461)        (2,034)       (21,514)
                                        ------------   -----------   -----------   -----------   ------------   ------------
   Net increase (decrease) in net
    assets resulting from unit
    transactions ....................    (29,108,703)    1,908,034    (6,126,325)      145,058    (32,486,705)     7,812,851
                                        ------------   -----------   -----------   -----------   ------------   ------------
   Net increase (decrease) in net
    assets ..........................    (29,243,536)    2,335,702    (5,851,962)      250,361    (33,448,571)     8,973,438
Net Assets:
   Beginning of year.................     29,243,536    26,907,834     5,851,962     5,601,601     33,448,571     24,475,133
                                        ------------   -----------   -----------   -----------   ------------   ------------
   End of year.......................   $         --   $29,243,536   $        --   $ 5,851,962   $         --   $ 33,448,571
                                        ============   ===========   ===========   ===========   ============   ============

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                               UIF Emerging
        Travelers             Markets Equity          Vanguard VIF              Vanguard VIF
  Van Kampen Enterprise     Investment Option       Diversified Value           Equity Index
    Investment Option           (Class I)           Investment Option        Investment Option
------------------------   -------------------   ----------------------   -----------------------
    2006         2005         2006       2005        2006         2005        2006         2005
    ----         ----         ----       ----        ----         ----        ----         ----

$      (887)  $   (2,428)  $    8,727   $   (1)  $    (23,739)  $   (12)  $    (39,890)  $   (359)
    273,658       27,428       42,277        1         21,846        --        122,193         36
   (164,186)     172,170      229,991      319      1,879,118       197      2,344,862      5,535
-----------   ----------   ----------   ------   ------------   -------   ------------   --------
    108,585      197,170      280,995      319      1,877,225       185      2,427,165      5,212
-----------   ----------   ----------   ------   ------------   -------   ------------   --------
     20,182       78,404        4,430    1,378        856,409        --      1,648,372         --
    214,284    1,080,395    2,011,779    5,129     17,039,978    25,755     26,434,410    211,254
     12,951        4,034           --       --     13,248,699        --     25,384,535         --
    (21,153)     (30,320)    (304,422)     (21)       (74,935)      (87)      (124,826)    (2,384)
 (2,839,968)    (993,677)    (851,681)      --       (229,795)       --     (2,640,225)      (898)
    (12,951)      (4,034)          --       --    (13,248,709)       --    (25,384,552)        --
    (12,939)      (2,757)          --       --        (22,909)       --        (40,694)        --
-----------   ----------   ----------   ------   ------------   -------   ------------   --------
 (2,639,594)     132,045      860,106    6,486     17,568,738    25,668     25,277,020    207,972
-----------   ----------   ----------   ------   ------------   -------   ------------   --------
 (2,531,009)     329,215    1,141,101    6,805     19,445,963    25,853     27,704,185    213,184
  2,531,009    2,201,794        6,805       --         25,853        --        213,184         --
-----------   ----------   ----------   ------   ------------   -------   ------------   --------
$        --   $2,531,009   $1,147,906   $6,805   $ 19,471,816   $25,853   $ 27,917,369   $213,184
===========   ==========   ==========   ======   ============   =======   ============   ========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                                                 Vanguard VIF
                                               Vanguard VIF              Vanguard VIF             Short-Term
                                               International            Mid-Cap Index          Investment-Grade
                                             Investment Option        Investment Option       Investment Option
                                           --------------------   -------------------------   ------------------
                                             2006        2005         2006          2005        2006       2005
                                             ----        ----         ----          ----        ----       ----

Operations:
 Net investment income (loss) ..........   $    (67)  $      --   $    (26,952)  $       --   $     144   $   (2)
 Realized gain (loss) ..................         22          --       (208,927)          --         480       --
 Change in unrealized gain (loss) on
   investments..........................      9,468          --        569,625           --           4       14
                                           --------   ---------   ------------   ----------   ---------   ------
   Net increase (decrease) in net assets
    resulting from operations ..........      9,423          --        333,746           --         628       12
                                           --------   ---------   ------------   ----------   ---------   ------
Unit Transactions:
 Participant premium payments ..........      9,864          --      1,254,539           --          --       --
 Participant transfers from other
   funding options......................    218,678          --     19,973,795           --     180,480    3,597
 Growth rate intra-fund transfers in ...         --          --     18,966,322           --          --       --
 Contract surrenders ...................       (317)         --        (78,940)          --         (95)     (14)
 Participant transfers to other funding
   options..............................         --          --     (4,978,190)          --    (182,461)      --
 Growth rate intra-fund transfers out ..         --          --    (18,966,335)          --          --       --
 Other receipts/payments ...............         --          --        (28,004)          --          --       --
                                           --------   ---------   ------------   ----------   ---------   ------
   Net increase (decrease) in net assets
    resulting from unit transactions ...    228,225          --     16,143,187           --      (2,076)   3,583
                                           --------   ---------   ------------   ----------   ---------   ------
   Net increase (decrease) in net assets    237,648          --     16,476,933           --      (1,448)   3,595
Net Assets:
   Beginning of year....................         --          --             --           --       3,595       --
                                           --------   ---------   ------------   ----------   ---------   ------
   End of year..........................   $237,648   $      --   $ 16,476,933   $       --   $   2,147   $3,595
                                           ========   =========   ============   ==========   =========   ======

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                 VIP Asset
  Vanguard VIF Small            Manager SM              VIP Contrafund(R)           VIP Contrafund(R)
    Company Growth           Investment Option          Investment Option           Investment Option
   Investment Option          (Initial Class)            (Initial Class)            (Service Class 2)
----------------------   ------------------------   -------------------------   -------------------------
   2006         2005        2006          2005          2006          2005         2006          2005
   ----         ----        ----          ----          ----          ----         ----          ----

$   (1,624)  $      --   $   65,602   $    82,092   $     82,825   $       --   $   251,008   $   (14,961)
     8,021          --       23,857         4,383        982,109           --     3,903,406       564,747
   110,504          --      119,274       (21,609)      (622,275)          --      (508,371)    1,899,412
----------   ---------   ----------   -----------   ------------   ----------   -----------   -----------
   116,901          --      208,733        64,866        442,659           --     3,646,043     2,449,198
----------   ---------   ----------   -----------   ------------   ----------   -----------   -----------
    22,914          --      455,686       487,601        731,814           --     3,014,778     4,241,262
 1,382,900          --    1,176,215     1,089,289     14,980,870           --    21,127,578     8,107,991
   345,132          --      256,518        13,520     11,021,675           --        21,690           924
    (4,817)         --     (129,051)   (1,518,689)       (57,021)          --      (750,057)   (1,778,351)
   (99,887)         --     (746,842)   (1,208,090)    (2,475,681)          --    (7,893,525)   (4,195,535)
  (345,133)         --     (256,518)      (13,520)   (11,021,683)          --       (21,689)         (924)
    (1,414)         --           --          (253)       (18,859)          --       (14,532)       (5,386)
----------   ---------   ----------   -----------   ------------   ----------   -----------   -----------
 1,299,695          --      756,008    (1,150,142)    13,161,115           --    15,484,243     6,369,981
----------   ---------   ----------   -----------   ------------   ----------   -----------   -----------
 1,416,596          --      964,741    (1,085,276)    13,603,774           --    19,130,286     8,819,179
        --          --    2,703,899     3,789,175             --           --    18,810,411     9,991,232
----------   ---------   ----------   -----------   ------------   ----------   -----------   -----------
$1,416,596   $      --   $3,668,640   $ 2,703,899   $ 13,603,774   $       --   $37,940,697   $18,810,411
==========   =========   ==========   ===========   ============   ==========   ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                          METLIFE OF CT FUND UL III
                         FOR VARIABLE LIFE INSURANCE
             STATEMENTS OF CHANGES IN NET ASSETS  --  (Concluded)
                For the years ended December 31, 2006 and 2005

                                             VIP Growth & Income             VIP Mid Cap                 VIP Overseas
                                              Investment Option           Investment Option            Investment Option
                                              (Service Class 2)           (Service Class 2)            (Service Class 2)
                                           ------------------------   --------------------------   -------------------------
                                              2006          2005          2006          2005          2006          2005
                                              ----          ----          ----          ----          ----          ----

Operations:
Net investment income (loss) ...........   $    46,796   $   (2,070)  $    (47,087)  $   (36,670)  $    77,908   $    13,531
Realized gain (loss) ...................       261,645          (33)     3,527,964     1,021,904       946,077       238,105
Change in unrealized gain (loss) on
 investments ...........................     1,235,377     (111,932)    (1,066,759)    2,042,246     1,925,940     1,881,306
                                           -----------   ----------   ------------   -----------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations .............     1,543,818     (114,035)     2,414,118     3,027,480     2,949,925     2,132,942
                                           -----------   ----------   ------------   -----------   -----------   -----------
Unit Transactions:
Participant premium payments ...........         6,649           --      4,940,268     2,435,176     1,652,898     2,723,877
Participant transfers from other
 funding options .......................     3,693,681    9,721,294     45,685,738    15,128,075     7,223,326     8,541,163
Growth rate intra-fund transfers in ....            --           --     16,949,364         9,496        26,858            --
Contract surrenders ....................       (97,432)     (15,141)    (6,512,266)   (1,779,361)     (144,974)   (1,242,460)
Participant transfers to other funding
 options ...............................    (1,297,614)     (25,292)   (21,121,861)   (5,933,232)   (6,189,003)   (1,353,609)
Growth rate intra-fund transfers out ...            --           --    (16,949,375)       (9,496)      (26,858)           --
Other receipts/payments ................            --           --        (95,797)       (3,476)           --        (2,333)
                                           -----------   ----------   ------------   -----------   -----------   -----------
Net increase (decrease) in net assets
 resulting from unit transactions ......     2,305,284    9,680,861     22,896,071     9,847,182     2,542,247     8,666,638
                                           -----------   ----------   ------------   -----------   -----------   -----------
Net increase (decrease) in net assets ..     3,849,102    9,566,826     25,310,189    12,874,662     5,492,172    10,799,580
Net Assets:
   Beginning of year....................     9,566,826           --     22,672,578     9,797,916    14,513,333     3,713,753
                                           -----------   ----------   ------------   -----------   -----------   -----------
   End of year..........................   $13,415,928   $9,566,826   $ 47,982,767   $22,672,578   $20,005,505   $14,513,333
                                           ===========   ==========   ============   ===========   ===========   ===========

  The accompanying notes are an integral part of these financial statements.

1. BUSINESS

MetLife of CT Fund UL III for Variable Life Insurance ("Fund UL III") (formerly, The Travelers Fund UL III for Variable Life Insurance) is a Separate Account of MetLife Insurance Company of Connecticut (the "Company") (formerly, The Travelers Insurance Company), a wholly owned subsidiary of MetLife, Inc., a Delaware corporation, and is available for funding certain variable life insurance contracts issued by the Company. Fund UL III, established on January 15, 1999, is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The products supported by Fund UL III are Corporate Owned Variable Universal Life Insurance Policy (formerly, Travelers Corporate Owned Variable Universal Life Insurance Policy), Corporate Owned Variable Universal Life Insurance Policy Series 2 (formerly, Travelers Corporate Owned Variable Universal Life Insurance Policy Series 2), Corporate Owned Variable Universal Life Insurance 2000 Policy (formerly, Travelers Corporate Owned Variable Universal Life Insurance 2000 Policy), Corporate Owned Variable Universal Life Insurance III Policy (formerly, Travelers Corporate Owned Variable Universal Life Insurance III Policy), Corporate Owned Variable Universal Life Insurance IV Policy (formerly, Travelers Corporate Owned Variable Universal Life Insurance IV Policy) and Corporate Select Policy (formerly, Travelers Corporate Select Policy).

Fund UL III is divided into Investment Options, each of which is treated as an individual separate account for financial reporting purposes. Each Investment Option invests in shares of the corresponding portfolios, series or funds (with the same name), of registered investment management companies, (collectively, the "Funds") which are presented below. For convenience, the portfolios, series or funds are referred to as "portfolios".


Dreyfus Stock Index Fund, Inc.                                 Legg Mason Partners Variable Portfolios II
Merger Fund VL                                                 Legg Mason Partners Variable Portfolios III, Inc.
AIM Variable Insurance Funds                                   Lord Abbett Series Fund, Inc.
American Century Variable Portfolios, Inc.                     Met Investors Series Trust
American Funds Insurance Series                                Metropolitan Series Fund, Inc.
Credit Suisse Trust                                            PIMCO Variable Insurance Trust
Delaware VIP Trust                                             Pioneer Variable Contracts Trust
Dreyfus Variable Investment Fund                               Putnam Variable Trust
DWS Investments VIT Funds                                      Royce Capital Fund
Franklin Templeton Variable Insurance Products Trust           Universal Institutional Funds, Inc.
Janus Aspen Series                                             Vanguard Variable Insurance Fund
Legg Mason Partners Investment Series                          Variable Insurance Products Fund
Legg Mason Partners Variable Portfolios I, Inc.

Participant premium payments applied to Fund UL III are invested in one or more Investment Options in accordance with the selection made by the contract owner. The following Investment Options were available for investment as of December
31, 2006 (the share class indicated in parentheses is that of the portfolio in which the Investment Option invests):

   Dreyfus Stock Index Investment Option
   The Merger Fund VL Investment Option
   AIM V.I. International Growth Investment Option (Series I)
   American Century VP Ultra Investment Option (Class I)
   American Funds Global Growth Investment Option (Class 2)
   American Funds Growth Investment Option (Class 2)
   American Funds Growth-Income Investment Option (Class 2)
   Credit Suisse Trust Emerging Markets Investment Option
   Delaware VIP Small Cap Value Investment Option (Standard Class)
   Dreyfus VIF Appreciation Investment Option (Initial Shares)
   Dreyfus VIF Developing Leaders Investment Option (Initial Shares)
   DWS VIT Small Cap Index Investment Option (Class A)
   FTVIPT Franklin Small-Mid Cap Growth Securities Investment Option
   (Class 2)
   FTVIPT Templeton Developing Markets Securities Investment Option (Class 2) FTVIPT Templeton Foreign Securities Investment Option (Class 2)

   FTVIPT Templeton Global Asset Allocation Investment Option (Class 1) FTVIPT Templeton Global Income Securities Investment Option (Class 1) Janus Aspen Global Technology Investment Option (Service Shares)
   Janus Aspen Worldwide Growth Investment Option (Service Shares)
   LMPIS Government Investment Option (Class A)
   LMPVPI All Cap Investment Option (Class I)
   LMPVPI Global High Yield Bond Investment Option (Class I)
   LMPVPI Investors Investment Option (Class I)
   LMPVPI Strategic Bond Investment Option (Class I)
   LMPVPI Total Return Investment Option (Class I)
   LMPVPII Appreciation Investment Option*
   LMPVPII Equity Index Investment Option (Class I)
   LMPVPII Fundamental Value Investment Option
   LMPVPIII Aggressive Growth Investment Option
   LMPVPIII International All Cap Growth Investment Option
   LMPVPIII Large Cap Growth Investment Option
   LMPVPIII Social Awareness Stock Investment Option
   Lord Abbett Growth and Income Investment Option (Class VC)
   Lord Abbett Mid-Cap Value Investment Option (Class VC)
   MIST Batterymarch Mid-Cap Stock Investment Option (Class A)
   MIST BlackRock Large-Cap Core Investment Option (Class A)
   MIST Harris Oakmark International Investment Option (Class A)
   MIST Janus Capital Appreciation Investment Option (Class A)
   MIST Lord Abbett Bond Debenture Investment Option (Class A)
   MIST Lord Abbett Growth and Income Investment Option (Class B)
   MIST Lord Abbett Mid-Cap Value Investment Option (Class B)
   MIST Met/AIM Capital Appreciation Investment Option (Class A)
   MIST Met/AIM Small Cap Growth Investment Option (Class A)
   MIST MFS(R) Value Investment Option (Class A)*
   MIST Neuberger Berman Real Estate Investment Option (Class A)
   MIST Pioneer Fund Investment Option (Class A)
   MIST Pioneer Strategic Income Investment Option (Class A)*
   MSF BlackRock Aggressive Growth Investment Option (Class D)
   MSF BlackRock Bond Income Investment Option (Class A)
   MSF BlackRock Money Market Investment Option (Class A)
   MSF Capital Guardian U.S. Equity Investment Option (Class A)
   MSF FI Large Cap Investment Option (Class A)
   MSF FI Value Leaders Investment Option (Class D)
   MSF MetLife Aggressive Allocation Investment Option (Class B)
   MSF MetLife Conservative Allocation Investment Option (Class B)
   MSF MetLife Conservative to Moderate Allocation Investment Option
   (Class B)
   MSF MetLife Moderate Allocation Investment Option (Class B)
   MSF MetLife Moderate to Aggressive Allocation Investment Option (Class B) MSF MFS(R) Total Return Investment Option (Class F)
   MSF Oppenheimer Global Equity Investment Option (Class B)
   MSF T. Rowe Price Large Cap Growth Investment Option (Class B)
   MSF Western Asset Management High Yield Bond Investment Option (Class A) MSF Western Asset Management U.S. Government Investment Option (Class A) PIMCO VIT Low Duration Investment Option
   PIMCO VIT Real Return Investment Option (Administrative Class)
   PIMCO VIT Total Return Investment Option (Administrative Class)
   Pioneer Mid Cap Value VCT Investment Option (Class II)

   Putnam VT Discovery Growth Investment Option (Class IB) Putnam VT International Equity Investment Option (Class IB) Putnam VT Small Cap Value Investment Option (Class IB) Royce Micro-Cap Investment Option
   Royce Small-Cap Investment Option
   UIF Emerging Markets Equity Investment Option (Class I) Vanguard VIF Diversified Value Investment Option
   Vanguard VIF Equity Index Investment Option
   Vanguard VIF International Investment Option
   Vanguard VIF Mid-Cap Index Investment Option
   Vanguard VIF Short-Term Investment-Grade Investment Option Vanguard VIF Small Company Growth Investment Option Vanguard VIF Total Stock Market Index Investment Option* VIP Asset Manager SM Investment Option (Initial Class)
   VIP Contrafund(R) Investment Option (Initial Class)
   VIP Contrafund(R) Investment Option (Service Class 2)
   VIP Growth & Income Investment Option (Service Class 2)
   VIP Mid Cap Investment Option (Service Class 2)
   VIP Overseas Investment Option (Service Class 2)

   * No net assets as of December 31, 2006

   The operations of the Investment Options changed as follows during the years ended December 31, 2006 and 2005:

   For the year ended December 31, 2006:

   Name changes:

   Old Name                                                      New Name
   --------                                                      --------

   Smith Barney Equity Index Investment Option                   LMPVPII Equity Index Investment Option
   Salomon Brothers Variable All Cap Investment Option           LMPVPI All Cap Investment Option
   Salomon Brothers Variable High Yield Bond Investment          LMPVPI High Yield Bond Investment Option
    Option
   Salomon Brothers Variable Investors Investment Option         LMPVPI Investors Investment Option
   Salomon Brothers Variable Strategic Bond Investment Option    LMPVPI Strategic Bond Investment Option
   Salomon Brothers Variable Total Return Investment Option      LMPVPI Total Return Investment Option
   Smith Barney Government Investment Option                     LMPVP Government Investment Option
   Scudder Small Cap Index Investment Option                     DWS Small Cap Index Investment Option
   Smith Barney Aggressive Growth Investment Option              LMPVPIII Aggressive Growth Investment Option
   Smith Barney Appreciation Investment Option                   LMPVPII Appreciation Investment Option
   Smith Barney Fundamental Value Investment Option              LMPVPII Fundamental Value Investment Option
   Smith Barney International All Cap Growth Investment          LMPVPIII International All Cap Growth Investment Option
    Option
   Smith Barney Large Capitalization Growth Investment Option    LMPVPIII Large Cap Growth Investment Option
   Social Awareness Stock Investment Option                      LMPVPIII Social Awareness Stock Investment Option
   Mercury Large Cap Core Investment Option                      BlackRock Large Cap Core Investment Option
   LMPVI High Yield Bond Investment Option                       LMPVI Global High Yield Bond Investment Option

   Mergers:

   Old Portfolio                                                 New Portfolio
   -------------                                                 -------------

   Travelers AIM Capital Appreciation Portfolio (a)              Met/AIM Capital Appreciation Portfolio (b)
   Capital Appreciation Fund (a)                                 Janus Capital Appreciation Fund (b)
   Travelers Convertible Securities Portfolio (a)                Lord Abbett Bond Debenture Portfolio (b)
   Travelers Disciplined Mid Cap Stock Portfolio (a)             Batterymarch Mid Cap Stock Portfolio (b)
   Travelers Equity Income Portfolio (a)                         FI Value Leaders Portfolio (b)
   High Yield Bond Trust (a)                                     Western Asset Management High Yield Bond Trust (b)
   Travelers Large Cap Portfolio (a)                             FI Large Cap Portfolio (b)
   Travelers Managed Allocation: Aggressive Portfolio (a)        MetLife Aggressive Allocation Portfolio (b)
   Travelers Managed Allocation: Conservative Portfolio (a)      MetLife Conservative Allocation Portfolio (b)
   Travelers Managed Allocation: Moderate Conservative           MetLife Conservative to Moderate Allocation
    Portfolio (a)                                                 Portfolio (b)
   Travelers Managed Allocation: Moderate Portfolio (a)          MetLife Moderate Allocation Portfolio (b)
   Travelers Managed Allocation: Moderate-Aggressive             MetLife Moderate to Aggressive Allocation Portfolio (b)
    Portfolio (a)
   Travelers Mercury Large Cap Core Portfolio (a)                Mercury Large Cap Core Portfolio (b)
   Travelers MFS Mid Cap Growth Portfolio (a)                    BlackRock Aggressive Growth Portfolio (b)
   Travelers MFS Total Return Portfolio (a)                      MFS Total Return Portfolio (b)
   Travelers MFS Value Portfolio (a)                             MFS Value Portfolio (b)
   Travelers Mondrian International Stock Portfolio (a)          Harris Oakmark International Portfolio (b)
   Money Market Portfolio (a)                                    BlackRock Money Market Portfolio (b)
   Travelers Pioneer Fund Portfolio (a)                          Pioneer Fund Portfolio (b)
   Travelers Pioneer Strategic Income Portfolio (a)              Pioneer Strategic Income Portfolio (b)
   Travelers Strategic Equity Portfolio (a)                      FI Large Cap Portfolio (b)
   Style Focus Series:Small Cap Growth Portfolio (a)             Met/AIM Small Cap Growth Portfolio (b)
   Travelers Quality Bond Portfolio (a)                          BlackRock Bond Income Portfolio (b)
   Travelers U.S. Government Securities Portfolio (a)            Western Asset Management U.S. Government Portfolio (b)
   Travelers Van Kampen Enterprise Portfolio (a)                 Capital Guardian U.S. Equity Portfolio (b)

   (a)  For the period January 1, 2006 to April 30, 2006

   (b)  For the period May 1, 2006 to December 31, 2006

   Substitutions:

   Old Portfolio                                                 New Portfolio
   -------------                                                 -------------

   AllianceBernstein Growth and Income Portfolio (c)             Lord Abbett Growth and Income Portfolio (d)
   AllianceBernstein Large Cap Growth Portfolio (c)              T. Rowe Price Large Cap Growth Portfolio (d)
   Janus Aspen Balanced Portfolio (c)                            MFS Total Return Portfolio (d)
   Delaware VIP REIT Portfolio (c)                               Neuberger Berman Real Estate Portfolio (d)
   Oppenheimer Global Securities Portfolio (c)                   Oppenheimer Global Equity Portfolio (d)
   Oppenheimer Main Street Portfolio (c)                         Lord Abbett Growth and Income Portfolio (d)
   Templeton Growth Securities Portfolio (c)                     Oppenheimer Global Equity Portfolio (d)

   (c)  For the period January 1, 2006 to April 30, 2006

   (d)  For the period May 1, 2006 to December 31, 2006

   For the year ended December 31, 2005:

   Mergers:

   Old Portfolio                                                 New Portfolio
   -------------                                                 -------------

   Travelers MFS Emerging Growth Portfolio                       MFS Mid Cap Growth Portfolio

1. BUSINESS  --  (Concluded)

   Additions:

   AIM V.I. International Growth Investment Option
   Greenwich Street Series Appreciation Investment Option
   FTVIPT Templeton Global Asset Allocation Investment Option
   MSF Western Asset Management High Yield Bond Investment Option
   Oppenheimer Global Securities Investment Option/VA
   Oppenheimer Main Street/VA Investment Option
   Royce Micro Cap Investment Option
   Royce Small Cap Investment Option
   Travelers Managed Allocation: Aggressive Investment Option
   Travelers Managed Allocation: Conservative Investment Option
   Travelers Managed Allocation: Moderate Investment Option
   Travelers Managed Allocation: Moderate-Aggressive Investment Option Travelers Managed Allocation: Moderate-Conservative Investment Option Travelers Style Focus Series: Small Cap Growth Investment Option
   UIF Emerging Markets Equity Investment Option
   Vanguard VIF International Investment Option
   Vanguard VIF Mid-Cap Index Investment Option
   VIP Contrafund(R) Investment Option
   VIP Growth & Income Investment Option

   Liquidations:

   EAFE Equity Index Fund

Not all funds may be available in all states or to all contract owners.

This report is prepared for the general information of contract owners and is not an offer of units of Fund UL III or shares of Fund UL III's underlying funds. It should not be used in connection with any offer except in conjunction with the prospectus for Fund UL III product(s) offered by the Company and the prospectuses for the underlying funds, which collectively contain all pertinent information, including additional information on charges and expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by Fund UL III in the preparation of its financial statements.

Investments are valued daily at the net asset values per share of the underlying funds. Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value. Changes in fair values are recorded in the Statement of Operations.

Security transactions are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Included in "Other receipts/(payments)" in the Statement of Changes in Net Assets are primarily contract benefits which have been re-deposited with the Company and distributions for payouts.

The operations of Fund UL III form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code of 1986 (the "Code"). Under existing federal income tax law, no taxes are payable on the earnings of Fund UL
III. Fund UL III is not taxed as a "regulated investment company" under Subchapter M of the Code.

The financial highlights disclosure is comprised of the units, unit values, net assets, investment income ratios, expense ratios and total returns for each Investment Option. Since each Investment Option offers multiple contract charges, certain information is provided in the form of a range. The range information may reflect varying time periods if assets did not exist with all contract charge options of the Investment Option for the entire year.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. CONTRACT CHARGES

The asset-based charges listed below are deducted, as appropriate, each business day and are assessed through the calculation of unit values:

- Mortality and Expense Risks assumed by the Company ("M&E")

Below is a table displaying current separate account charges with their associated products offered in this separate account for each funding option.

      Separate Account Charge (1)                         Product                                    M&E (3)
      ---------------------------                         -------                                    -------

Separate Account Charge 0.05%..........   Corporate Owned Variable Universal Life                     0.05%
                                          Insurance
                                          (Applies to policies in years 21 and
                                          greater) (2)
                                          Corporate Owned Variable Universal Life                     0.05%
                                          Insurance 2000
                                          (Applies to policies in years 26 and
                                          greater) (2)
                                          Corporate Owned Variable Universal Life                     0.05%
                                          Insurance III
                                          (Applies to policies in years 26 and
                                          greater) (2)
                                          Corporate Owned Variable Universal Life                     0.05%
                                          Insurance IV
                                          (Applies to policies in years 26 and
                                          greater) (2)
Separate Account Charge 0.10%..........   Corporate Owned Variable Universal Life                     0.10%
                                          Insurance Series II
                                          (Applies to policies in years 21 and
                                          greater) (2)
Separate Account Charge 0.20%..........   Corporate Owned Variable Universal Life                     0.20%
                                          Insurance 2000
                                          (Applies to policies in years 1-25) (2)
                                          Corporate Owned Variable Universal Life                     0.20%
                                          Insurance III
                                          (Applies to policies in years 1-25) (2)
                                          Corporate Owned Variable Universal Life                     0.20%
                                          Insurance IV
                                          (Applies to policies in years 1-25) (2)
                                          Corporate Select Policy                                     0.20%
                                          (Applies to policies in years 26 and
                                          greater)
Separate Account Charge 0.25%..........   Corporate Owned Variable Universal Life                     0.25%
                                          Insurance
                                          (Applies to policies in years 5-20) (2)
Separate Account Charge 0.30%..........   Corporate Owned Variable Universal Life                     0.30%
                                          Insurance Series II
                                          (Applies to policies in years 5-20) (2)
Separate Account Charge 0.35%..........   Corporate Select Policy                                     0.35%
                                          (Applies to policies in years 1-25)
Separate Account Charge 0.45%..........   Corporate Owned Variable Universal Life                     0.45%
                                          Insurance
                                          (Applies to policies in years 1-4) (2)
Separate Account Charge 0.50%..........   Corporate Owned Variable Universal Life                     0.50%
                                          Insurance Series II
                                          (Applies to policies in years 1-4) (2)

(1) Certain unit values may not be available through certain Investment Options.

(2) An amount equal to the underlying fund expenses that are in excess of 0.90% is being waived for the Harris Oakmark International Investment Option of the Met Investors Series Trust. The current waiver is 0.04% of the M&E charge.

(3) A waiver of 0.15% of the M&E charge applies to the Investment Option investing in the Western Asset Management U.S. Government Investment Option of the Metropolitan Series Fund, Inc.

For a full explanation of product charges and associated product features and benefits, please refer to your product prospectus.

4. STATEMENT OF INVESTMENTS

                                                                          As of and for the period ended December 31, 2006
                                                                        ----------------------------------------------------
                                                                         No. of        Market        Cost of      Proceeds
INVESTMENTS                                                              Shares        Value        Purchases    from Sales
-----------                                                              ------        -----        ---------    ----------

Dreyfus Stock Index Fund, Inc. (4.0%)
     Total (Cost $46,894,057)                                           1,538,336   $ 55,610,838   $24,884,131   $ 5,454,596
                                                                        =========   ============   ===========   ===========
Merger Fund VL (0.0%)
     Total (Cost $174,442)                                                 14,285   $    165,137   $   244,429   $    72,088
                                                                        =========   ============   ===========   ===========
AIM Variable Insurance Funds (1.1%)
   AIM V.I. International Growth Investment Option (Series I)
     Total (Cost $13,324,674)                                             522,289   $ 15,370,977   $12,993,447   $   883,706
                                                                        =========   ============   ===========   ===========
AllianceBernstein Variable Products Series Fund, Inc. (0.0%)
   AllianceBernstein Growth and Income Investment Option (Class B)
    (Cost $0)                                                                  --   $         --   $   387,503   $ 2,712,289
   AllianceBernstein Large-Cap Growth Investment Option (Class B)
    (Cost $0)                                                                  --             --     1,831,023    23,401,333
                                                                        ---------   ------------   -----------   -----------
     Total (Cost $0)                                                           --   $         --   $ 2,218,526   $26,113,622
                                                                        =========   ============   ===========   ===========
American Century Variable Portfolios, Inc. (0.3%)
   American Century VP Ultra Investment Option (Class I)
     Total (Cost $4,037,869)                                              433,402   $  4,351,356   $   229,176   $ 1,462,969
                                                                        =========   ============   ===========   ===========
American Funds Insurance Series (10.0%)
   American Funds Global Growth Investment Option (Class 2) (Cost
    $17,056,322)                                                          913,680   $ 21,279,618   $ 9,660,532   $ 2,110,192
   American Funds Growth Investment Option (Class 2) (Cost
    $65,308,777)                                                        1,209,050     77,475,895    41,329,228    26,866,945
   American Funds Growth-Income Investment Option (Class 2) (Cost
    $36,275,392)                                                          972,900     41,046,630    29,316,129    28,918,415
                                                                        ---------   ------------   -----------   -----------
     Total (Cost $118,640,491)                                          3,095,630   $139,802,143   $80,305,889   $57,895,552
                                                                        =========   ============   ===========   ===========
Capital Appreciation Fund (0.0%)
   Capital Appreciation Investment Option
     Total (Cost $0)                                                           --   $         --   $ 3,761,867   $26,830,476
                                                                        =========   ============   ===========   ===========
Credit Suisse Trust (0.3%)
   Credit Suisse Trust Emerging Markets Investment Option
     Total (Cost $2,779,719)                                              166,627   $  3,640,804   $18,757,431   $46,391,470
                                                                        =========   ============   ===========   ===========
Delaware VIP Trust (0.8%)
   Delaware VIP REIT Investment Option (Standard Class) (Cost $0)              --   $         --   $ 8,353,129   $54,836,284
   Delaware VIP Small Cap Value Investment Option (Standard Class)
    (Cost $9,784,937)                                                     315,173     10,533,088     6,720,893     2,022,049
                                                                        ---------   ------------   -----------   -----------
     Total (Cost $9,784,937)                                              315,173   $ 10,533,088   $15,074,022   $56,858,333
                                                                        =========   ============   ===========   ===========

                                                                         As of and for the period ended December 31, 2006 --
                                                                                             (Continued)
                                                                         ---------------------------------------------------
                                                                          No. of       Market        Cost of      Proceeds
INVESTMENTS                                                               Shares        Value       Purchases    from Sales
-----------                                                               ------        -----       ---------    ----------

Dreyfus Variable Investment Fund (2.9%)
   Dreyfus VIF Appreciation Investment Option (Initial Shares) (Cost
    $23,113,229)                                                           611,713   $26,028,380   $23,405,742   $ 4,226,056
   Dreyfus VIF Developing Leaders Investment Option (Initial Shares)
    (Cost $14,010,671)                                                     355,693    14,949,775    10,653,556    18,312,944
                                                                         ---------   -----------   -----------   -----------
     Total (Cost $37,123,900)                                              967,406   $40,978,155   $34,059,298   $22,539,000
                                                                         =========   ===========   ===========   ===========
DWS Investments VIT Funds (2.0%)
   DWS VIT Small Cap Index Investment Option (Class A)
     Total (Cost $23,187,089)                                            1,717,490   $27,685,946   $20,681,714   $30,210,470
                                                                         =========   ===========   ===========   ===========
Franklin Templeton Variable Insurance Products Trust (6.2%)
   FTVIPT Franklin Small-Mid Cap Growth Securities Investment Option
    (Class 2) (Cost $11,244,211)                                           604,986   $13,388,348   $ 5,197,048   $13,949,788
   FTVIPT Templeton Developing Markets Securities Investment Option
    (Class 2) (Cost $27,310,496)                                         2,631,240    36,284,801    16,090,790    10,285,665
   FTVIPT Templeton Foreign Securities Investment Option (Class 2)
    (Cost $21,701,969)                                                   1,482,696    27,756,063     9,571,990    10,950,095
   FTVIPT Templeton Global Asset Allocation Investment Option (Class
    1) (Cost $3,922,539)                                                   189,754     4,166,998     3,948,426        25,595
   FTVIPT Templeton Global Income Securities Investment Option (Class
    1) (Cost $4,112,064)                                                   272,402     4,284,882     4,005,102       887,842
   FTVIPT Templeton Growth Securities Investment Option (Class 2)
    (Cost $0)                                                                   --            --       513,934     1,384,627
                                                                         ---------   -----------   -----------   -----------
     Total (Cost $68,291,279)                                            5,181,078   $85,881,092   $39,327,290   $37,483,612
                                                                         =========   ===========   ===========   ===========
High Yield Bond Trust (0.0%)
   High Yield Bond Investment Option
     Total (Cost $0)                                                            --   $        --   $ 9,315,121   $48,784,252
                                                                         =========   ===========   ===========   ===========
Janus Aspen Series (0.3%)
   Janus Aspen Balanced Investment Option (Service Shares) (Cost $0)            --   $        --   $ 4,325,551   $22,384,214
   Janus Aspen Global Technology Investment Option (Service Shares)
    (Cost $1,450,089)                                                      381,276     1,628,048     1,581,104     2,058,596
   Janus Aspen Worldwide Growth Investment Option (Service Shares)
    (Cost $1,829,915)                                                       67,975     2,189,460       983,083       815,538
                                                                         ---------   -----------   -----------   -----------
     Total (Cost $3,280,004)                                               449,251   $ 3,817,508   $ 6,889,738   $25,258,348
                                                                         =========   ===========   ===========   ===========

                                                                         As of and for the period ended December 31, 2006 --
                                                                                             (Continued)
                                                                         ---------------------------------------------------
                                                                          No. of       Market        Cost of      Proceeds
INVESTMENTS                                                               Shares        Value       Purchases    from Sales
-----------                                                               ------        -----       ---------    ----------

Legg Mason Partners Investment Series (0.0%)
   LMPIS Government Investment Option (Class A)
     Total (Cost $156,002)                                                  13,861   $   152,056   $   339,749   $   385,377
                                                                         =========   ===========   ===========   ===========
Legg Mason Partners Variable Portfolios I, Inc. (3.1%)
   LMPVPI All Cap Investment Option (Class I) (Cost $9,696,362)            541,026   $10,560,830   $ 8,572,411   $ 6,690,051
   LMPVPI Global High Yield Bond Investment Option (Class I) (Cost
    $20,014,329)                                                         2,034,178    19,995,973    21,985,008     2,039,001
   LMPVPI Investors Investment Option (Class I) (Cost $6,263,640)          463,365     7,668,698     8,781,100    34,507,023
   LMPVPI Strategic Bond Investment Option (Class I) (Cost $4,800,752)     456,957     4,679,240     4,468,874     3,803,393
   LMPVPI Total Return Investment Option (Class I) (Cost $849,297)          72,470       889,928       981,510       634,459
                                                                         ---------   -----------   -----------   -----------
     Total (Cost $41,624,380)                                            3,567,996   $43,794,669   $44,788,903   $47,673,927
                                                                         =========   ===========   ===========   ===========
Legg Mason Partners Variable Portfolios II (2.3%)
   LMPVPII Equity Index Investment Option (Class I) (Cost $23,201,631)     805,373   $27,463,215   $28,870,225   $80,613,582
   LMPVPII Fundamental Value Investment Option (Cost $4,464,266)           216,719     4,939,025     1,446,992     2,128,626
                                                                         ---------   -----------   -----------   -----------
     Total (Cost $27,665,897)                                            1,022,092   $32,402,240   $30,317,217   $82,742,208
                                                                         =========   ===========   ===========   ===========
Legg Mason Partners Variable Portfolios III, Inc. (1.2%)
   LMPVPIII Aggressive Growth Investment Option (Cost $5,692,307)          405,037   $ 6,545,398   $ 4,144,263   $ 3,563,593
   LMPVPIII International All Cap Growth Investment Option (Cost
    $899,878)                                                               55,728       962,985       806,306       246,884
   LMPVPIII Large Cap Growth Investment Option (Cost $6,621,321)           467,873     7,378,360     3,737,032     5,639,046
   LMPVPIII Social Awareness Stock Investment Option (Cost $1,846,852)      78,766     2,125,895       409,117       404,153
                                                                         ---------   -----------   -----------   -----------
     Total (Cost $15,060,358)                                            1,007,404   $17,012,638   $ 9,096,718   $ 9,853,676
                                                                         =========   ===========   ===========   ===========
Lord Abbett Series Fund, Inc. (1.5%)
   Lord Abbett Growth and Income Investment Option (Class VC) (Cost
    $4,377,789)                                                            160,618   $ 4,712,522   $ 3,430,807   $ 2,317,534
   Lord Abbett Mid-Cap Value Investment Option (Class VC) (Cost
    $14,747,264)                                                           713,685    15,544,061    12,563,325    14,102,298
                                                                         ---------   -----------   -----------   -----------
     Total (Cost $19,125,053)                                              874,303   $20,256,583   $15,994,132   $16,419,832
                                                                         =========   ===========   ===========   ===========

                                                                       As of and for the period ended December 31, 2006 --
                                                                                           (Continued)
                                                                      ------------------------------------------------------
                                                                       No. of        Market        Cost of        Proceeds
INVESTMENTS                                                            Shares        Value        Purchases      from Sales
-----------                                                            ------        -----        ---------      ----------

Met Investors Series Trust (9.9%)
   MIST Batterymarch Mid-Cap Stock Investment Option (Class A)
    (Cost $15,150,694)                                                  758,621   $ 14,740,011   $ 39,586,056   $ 24,489,995
   MIST BlackRock Large-Cap Core Investment Option (Class A) (Cost
    $789,014)                                                            75,350        843,918      1,244,029        456,986
   MIST Harris Oakmark International Investment Option (Class A)
    (Cost $11,153,409)                                                  645,552     12,284,854     17,794,370      6,700,551
   MIST Janus Capital Appreciation Investment Option (Class A)
    (Cost $12,130,860)                                                  163,092     12,662,430     27,945,998     15,273,664
   MIST Lord Abbett Bond Debenture Investment Option (Class A)
    (Cost $6,382,747)                                                   536,732      6,714,513      8,958,334      2,587,768
   MIST Lord Abbett Growth and Income Investment Option (Class B)
    (Cost $6,990,297)                                                   255,596      7,463,413      8,628,848      1,636,367
   MIST Lord Abbett Mid-Cap Value Investment Option (Class B) (Cost
    $9,611,142)                                                         425,177      9,591,996     11,101,478      1,562,025
   MIST Met/AIM Capital Appreciation Investment Option (Class A)
    (Cost $3,115,104)                                                   256,254      2,775,236     17,694,975     14,457,669
   MIST Met/AIM Small Cap Growth Investment Option (Class A) (Cost
    $233,572)                                                            18,110        245,023        261,242         26,865
   MIST Neuberger Berman Real Estate Investment Option (Class A)
    (Cost $59,393,384)                                                3,909,174     70,873,332     80,579,235     21,373,564
   MIST Pioneer Fund Investment Option (Class A) (Cost $123,636)          8,593        125,709        123,824            195
                                                                      ---------   ------------   ------------   ------------
     Total (Cost $125,073,859)                                        7,052,251   $138,320,435   $213,918,389   $ 88,565,649
                                                                      =========   ============   ============   ============
Metropolitan Series Fund, Inc. (18.9%)
   MSF BlackRock Aggressive Growth Investment Option (Class D)
    (Cost $7,675,782)                                                   319,948   $  7,614,767   $ 31,829,587   $ 24,107,475
   MSF BlackRock Bond Income Investment Option (Class A) (Cost
    $8,489,660)                                                          81,958      8,901,475     28,734,771     20,366,099
   MSF BlackRock Money Market Investment Option (Class A) (Cost
    $117,916,911)                                                     1,179,169    117,916,911    232,851,038    114,934,127
   MSF Capital Guardian U.S. Equity Investment Option (Class A)
    (Cost $2,479,826)                                                   193,676      2,575,895      2,860,558        373,593

                                                                      As of and for the period ended December 31, 2006 --
                                                                                           (Continued)
                                                                     -------------------------------------------------------
                                                                       No. of        Market        Cost of        Proceeds
INVESTMENTS                                                            Shares        Value        Purchases      from Sales
-----------                                                            ------        -----        ---------      ----------

Metropolitan Series Fund, Inc. (18.9%)  --  (Continued)
   MSF FI Large Cap Investment Option (Class A) (Cost $2,456,277)       167,480      2,532,290     35,779,896     32,987,858
   MSF FI Value Leaders Investment Option (Class D) (Cost
    $17,162,328)                                                         85,661     17,813,214     54,310,951     37,415,486
   MSF MetLife Aggressive Allocation Investment Option (Class B)
    (Cost $1,218,655)                                                   110,026      1,346,718      1,376,173        154,751
   MSF MetLife Conservative Allocation Investment Option (Class B)
    (Cost $4,709,404)                                                   468,910      4,942,309      5,077,585        386,923
   MSF MetLife Conservative to Moderate Allocation Investment
    Option (Class B) (Cost $9,696,682)                                  946,671     10,432,315      9,731,319         36,404
   MSF MetLife Moderate Allocation Investment Option (Class B)
    (Cost $2,209,967)                                                   205,304      2,356,888      2,222,344         12,722
   MSF MetLife Moderate to Aggressive Allocation Investment Option
    (Class B) (Cost $501,769)                                            43,727        522,095        591,695         92,118
   MSF MFS(R) Total Return Investment Option (Class F) (Cost
    $42,100,465)                                                        292,397     45,429,727     89,840,004     47,660,224
   MSF Oppenheimer Global Equity Investment Option (Class B) (Cost
    $1,128,763)                                                          72,262      1,213,998      1,398,221        266,636
   MSF T. Rowe Price Large Cap Growth Investment Option (Class B)
    (Cost $3,135,584)                                                   223,054      3,388,189     29,599,987     26,485,246
   MSF Western Asset Management High Yield Bond Investment Option
    (Class A) (Cost $15,258,105)                                      1,583,576     16,326,673     46,403,528     31,219,490
   MSF Western Asset Management U.S. Government Investment Option
    (Class A) (Cost $18,955,572)                                      1,591,914     19,580,541     41,906,131     23,083,647
                                                                     ----------   ------------   ------------   ------------
     Total (Cost $255,095,750)                                        7,565,733   $262,894,005   $614,513,788   $359,582,799
                                                                     ==========   ============   ============   ============
Money Market Portfolio (0.0%)
   Money Market Investment Option
     Total (Cost $0)                                                         --   $         --   $ 55,589,715   $216,637,232
                                                                     ==========   ============   ============   ============
PIMCO Variable Insurance Trust (15.9%)
   PIMCO VIT Low Duration Investment Option (Cost $33,167,007)        3,296,218   $ 33,159,955   $ 28,920,910   $  2,923,699
   PIMCO VIT Real Return Investment Option (Administrative Class)
    (Cost $51,436,394)                                                4,082,993     48,710,110     61,466,425     41,615,269
   PIMCO VIT Total Return Investment Option (Administrative Class)
    (Cost $141,945,052)                                              13,824,317    139,902,091     73,605,479     61,029,390
                                                                     ----------   ------------   ------------   ------------
     Total (Cost $226,548,453)                                       21,203,528   $221,772,156   $163,992,814   $105,568,358
                                                                     ==========   ============   ============   ============

                                                                         As of and for the period ended December 31, 2006 --
                                                                                             (Continued)
                                                                         ---------------------------------------------------
                                                                          No. of       Market        Cost of      Proceeds
INVESTMENTS                                                               Shares        Value       Purchases    from Sales
-----------                                                               ------        -----       ---------    ----------

Pioneer Variable Contracts Trust (0.5%)
   Pioneer Mid Cap Value VCT Investment Option (Class II)
     Total (Cost $6,731,907)                                               311,716   $ 6,309,132   $ 7,570,525   $11,131,260
                                                                         =========   ===========   ===========   ===========
Putnam Variable Trust (3.4%)
   Putnam VT Discovery Growth Investment Option (Class IB) (Cost
    $253,751)                                                               46,463   $   275,061   $   417,118   $   557,691
   Putnam VT International Equity Investment Option (Class IB) (Cost
    $5,675,858)                                                            340,429     7,026,464    14,310,055    36,406,136
   Putnam VT Small Cap Value Investment Option (Class IB) (Cost
    $35,378,898)                                                         1,664,746    40,403,380    25,860,286    23,314,919
                                                                         ---------   -----------   -----------   -----------
     Total (Cost $41,308,507)                                            2,051,638   $47,704,905   $40,587,459   $60,278,746
                                                                         =========   ===========   ===========   ===========
Royce Capital Fund (0.8%)
   Royce Micro-Cap Investment Option (Cost $5,113,243)                     379,180   $ 5,460,186   $ 5,253,429   $   153,935
   Royce Small-Cap Investment Option (Cost $5,508,370)                     538,029     5,740,772     5,826,474       625,989
                                                                         ---------   -----------   -----------   -----------
     Total (Cost $10,621,613)                                              917,209   $11,200,958   $11,079,903   $   779,924
                                                                         =========   ===========   ===========   ===========
The Travelers Series Trust (0.0%)
   Travelers AIM Capital Appreciation Investment Option (Cost $0)               --   $        --   $   764,033   $16,644,830
   Travelers Convertible Securities Investment Option (Cost $0)                 --            --       619,829     5,446,963
   Travelers Disciplined Mid Cap Stock Investment Option (Cost $0)              --            --     9,583,094    37,406,181
   Travelers Equity Income Investment Option (Cost $0)                          --            --    11,931,894    58,631,715
   Travelers Large Cap Investment Option (Cost $0)                              --            --     3,698,904    29,861,057
   Travelers Managed Allocation Series: Aggressive Investment Option
    (Cost $0)                                                                   --            --       111,567        98,823
   Travelers Managed Allocation Series: Conservative Investment Option
    (Cost $0)                                                                   --            --        76,007        71,857
   Travelers Managed Allocation Series: Moderate Investment Option
    (Cost $0)                                                                   --            --        89,105        82,222
   Travelers Mercury Large Cap Core Investment Option (Cost $0)                 --            --       134,508       865,792
   Travelers MFS(R) Mid Cap Growth Investment Option (Cost $0)                  --            --     3,881,676    32,112,892
   Travelers MFS(R) Total Return Investment Option (Cost $0)                    --            --     8,062,153    67,976,196
   Travelers Mondrian International Stock Investment Option (Cost $0)           --            --     2,778,433    15,790,144
   Travelers Quality Bond Investment Option (Cost $0)                           --            --     3,004,839    30,413,597

4. STATEMENT OF INVESTMENTS  --  (Concluded)

                                                                       As of and for the period ended December 31, 2006  --
                                                                                           (Concluded)
                                                                      ------------------------------------------------------
                                                                       No. of        Market        Cost of        Proceeds
INVESTMENTS                                                            Shares        Value        Purchases      from Sales
-----------                                                            ------        -----        ---------      ----------

The Travelers Series Trust (0.0%)  --  (Continued)
   Travelers Strategic Equity Investment Option (Cost $0)                    --             --        773,105      6,660,459
   Travelers U.S. Government Securities Investment Option (Cost $0)          --             --      4,281,481     34,616,860
   Travelers Van Kampen Enterprise Investment Option (Cost $0)               --             --        269,894      2,841,224
                                                                      ---------   ------------   ------------   ------------
     Total (Cost $0)                                                         --   $         --   $ 50,060,522   $339,520,812
                                                                      =========   ============   ============   ============
Universal Institutional Funds, Inc. (0.1%)
   UIF Emerging Markets Equity Investment Option (Class I)
     Total (Cost $917,609)                                               58,747   $  1,147,919   $  1,827,783   $    928,531
                                                                      =========   ============   ============   ============
Vanguard(R) Variable Insurance Fund (4.7%)
   Vanguard VIF Diversified Value Investment Option (Cost
    $17,592,771)                                                      1,177,985   $ 19,472,085   $ 17,877,693   $    331,215
   Vanguard VIF Equity Index Investment Option (Cost $25,567,358)       941,259     27,917,754     27,901,116      2,655,344
   Vanguard VIF International Investment Option (Cost $228,183)          11,023        237,651        228,542            381
   Vanguard VIF Mid-Cap Index Investment Option (Cost $15,907,534)      830,084     16,477,159     21,099,761      4,983,299
   Vanguard VIF Short-Term Investment-Grade Investment Option (Cost
    $2,130)                                                                 202          2,147        180,613        182,544
   Vanguard VIF Small Company Growth Investment Option (Cost
    $1,306,112)                                                          73,324      1,416,615      1,405,469        107,378
                                                                      ---------   ------------   ------------   ------------
     Total (Cost $60,604,088)                                         3,033,877   $ 65,523,411   $ 68,693,194   $  8,260,161
                                                                      =========   ============   ============   ============
Variable Insurance Products Fund (9.8%)
   VIP Asset Manager SM Investment Option (Initial Class) (Cost
    $3,414,307)                                                         233,526   $  3,668,689   $  1,595,743   $    774,104
   VIP Contrafund(R) Investment Option (Initial Class) (Cost
    $14,226,235)                                                        432,283     13,603,960     16,779,420      2,571,645
   VIP Contrafund(R) Investment Option (Service Class 2) (Cost
    $35,159,024)                                                      1,219,578     37,941,080     25,621,497      6,972,942
   VIP Growth & Income Investment Option (Service Class 2) (Cost
    $12,292,618)                                                        845,906     13,416,063      4,067,692      1,471,412
   VIP Mid Cap Investment Option (Service Class 2) (Cost
    $44,946,641)                                                      1,400,974     47,983,343     48,605,817     22,720,772
   VIP Overseas Investment Option (Service Class 2) (Cost
    $15,708,122)                                                        842,346     20,005,711      8,064,429      5,346,914
                                                                      ---------   ------------   ------------   ------------
     Total (Cost $125,746,947)                                        4,974,613   $136,618,846   $104,734,598   $ 39,857,789
                                                                      =========   ============   ============   ============

5. FINANCIAL HIGHLIGHTS

                                            Year               Unit Value      Net     Investment(1)   Expense Ratio(2)
                                            Ended    Units     Lowest to      Assets       Income          Lowest to
                                           Dec 31   (000s)    Highest ($)    ($000s)     Ratio (%)        Highest (%)
                                           ------   ------    -----------    -------     ---------        -----------

Dreyfus Stock Index Fund, Inc.              2006    33,827   1.624 - 1.646    55,610        1.75          0.15 - 0.45
                                            2005    21,154   1.412 - 1.425    30,130        1.67          0.20 - 0.45
                                            2004    16,586   1.355 - 1.363    22,612        2.01          0.20 - 0.45
                                            2003     9,504   1.230 - 1.235    11,735        1.50          0.20 - 0.45
                                            2002     6,526           0.964     6,290        0.79                 0.20

Merger Fund VL                              2006       138           1.200       165          --                 0.20

AIM Variable Insurance Funds
 AIM V.I. International Growth
   Investment Option (Series I)             2006    10,023   1.527 - 1.535    15,371        1.89          0.15 - 0.45
                                            2005     1,064   1.196 - 1.198     1,275        0.84          0.20 - 0.45
AllianceBernstein Variable Products
 Series Fund, Inc.
 AllianceBernstein Growth and Income
   Investment Option (Class B)              2006        --   1.207 - 1.219        --          --          0.20 - 0.45
                                            2005     1,917   1.150 - 1.161     2,225        1.29          0.20 - 0.45
                                            2004       903   1.105 - 1.112     1,004        0.98          0.20 - 0.45
                                            2003       216   0.998 - 1.002       216        0.71          0.20 - 0.45
 AllianceBernstein Large-Cap Growth
   Investment Option (Class B)              2006        --   0.902 - 0.915        --          --          0.20 - 0.45
                                            2005    23,408   0.912 - 0.923    21,600          --          0.20 - 0.45
                                            2004    16,765   0.798 - 0.805    13,498          --          0.20 - 0.45
                                            2003    14,253   0.740 - 0.745    10,612          --          0.20 - 0.45
                                            2002    10,440   0.602 - 0.605     6,314          --          0.20 - 0.45
American Century Variable Portfolios,
 Inc.
 American Century VP Ultra Investment
   Option (Class I)                         2006     4,421           0.984     4,351          --                 0.20
                                            2005     5,669           1.020     5,780          --                 0.20
                                            2004     6,852           1.000     6,852          --                 0.20
                                            2003     6,255           0.905     5,663          --                 0.20
                                            2002     4,697           0.726     3,411        0.19                 0.20
American Funds Insurance Series
 American Funds Global Growth
   Investment Option (Class 2)              2006    11,867   1.772 - 1.794    21,279        0.84          0.20 - 0.45
                                            2005     7,454   1.478 - 1.496    11,124        0.69          0.15 - 0.45
                                            2004     6,003   1.301 - 1.313     7,871        0.40          0.15 - 0.45
                                            2003     3,611   1.152 - 1.158     4,181        0.41          0.20 - 0.45
                                            2002        --   0.855 - 0.858        --          --          0.20 - 0.45
 American Funds Growth Investment
   Option (Class 2)                         2006    52,553   1.454 - 1.480    77,475        0.83          0.10 - 0.45
                                            2005    43,428   1.325 - 1.344    58,186        0.77          0.10 - 0.45
                                            2004    29,768   1.146 - 1.156    34,379        0.24          0.15 - 0.45
                                            2003    13,618   1.023 - 1.029    14,000        0.15          0.15 - 0.45
                                            2002        23           0.751        17        0.04                 0.45
 American Funds Growth-Income
   Investment Option (Class 2)              2006    28,115   1.439 - 1.465    41,046        1.52          0.10 - 0.45
                                            2005    28,652   1.255 - 1.273    36,359        1.39          0.10 - 0.45
                                            2004    21,268   1.191 - 1.202    25,533        1.75          0.15 - 0.45
                                            2003     6,149   1.084 - 1.089     6,695        1.49          0.20 - 0.45
                                            2002     1,853   0.822 - 0.824     1,527        1.13          0.20 - 0.45
Capital Appreciation Fund
 Capital Appreciation Investment Option     2006        --   0.611 - 1.104        --          --          0.15 - 0.45
                                            2005    35,853   0.614 - 1.111    24,147          --          0.15 - 0.45
                                            2004    36,421   0.521 - 0.941    20,876          --          0.15 - 0.45
                                            2003    46,240   0.437 - 0.789    24,284        0.05          0.15 - 0.45
                                            2002    46,882   0.350 - 0.573    18,779        1.53          0.20 - 0.45
Credit Suisse Trust
 Credit Suisse Trust Emerging Markets
   Investment Option                        2006     2,197   1.526 - 2.097     3,641        0.12          0.20 - 0.45
                                            2005    21,058   1.154 - 1.586    24,544        0.67          0.20 - 0.45
                                            2004    15,850   0.904 - 1.243    14,648        0.33          0.20 - 0.45
                                            2003     7,545   0.725 - 0.997     5,683          --          0.20 - 0.45
                                            2002     4,586   0.508 - 0.700     2,448        0.23          0.20 - 0.45

                                            Total Return(3)
                                               Lowest to
                                              Highest (%)
                                              -----------

Dreyfus Stock Index Fund, Inc.                 12.51 - 15.23
                                                 4.21 - 4.55
                                               10.16 - 10.37
                                                0.24 - 28.11
                                                       10.93

Merger Fund VL                                          8.70

AIM Variable Insurance Funds
 AIM V.I. International Growth
   Investment Option (Series I)                16.64 - 27.96
                                                0.76 - 13.45
AllianceBernstein Variable Products
 Series Fund, Inc.
 AllianceBernstein Growth and Income
   Investment Option (Class B)                   4.96 - 5.00
                                                 4.07 - 4.41
                                               10.72 - 10.99
                                                0.30 - 23.86
 AllianceBernstein Large-Cap Growth
   Investment Option (Class B)                (1.10) - (0.87)
                                               14.29 - 14.66
                                                 7.84 - 8.06
                                                0.27 - 23.14
                                            (31.48) - (28.67)
American Century Variable Portfolios,
 Inc.
 American Century VP Ultra Investment
   Option (Class I)                                    (3.53)
                                                        2.00
                                                       10.50
                                                       24.66
                                                      (22.93)
American Funds Insurance Series
 American Funds Global Growth
   Investment Option (Class 2)                 19.89 - 20.25
                                               13.60 - 13.94
                                               10.99 - 13.21
                                                0.26 - 34.97
                                             (14.80) - 14.46
 American Funds Growth Investment
   Option (Class 2)                             9.74 - 10.12
                                              (0.22) - 16.09
                                               12.02 - 12.35
                                                0.10 - 36.22
                                                      (20.53)
 American Funds Growth-Income
   Investment Option (Class 2)                 14.66 - 15.08
                                               (0.31) - 5.66
                                                2.91 - 10.19
                                               31.87 - 32.16
                                            (16.94) - (14.91)
Capital Appreciation Fund
 Capital Appreciation Investment Option      (0.71) - (0.49)
                                               17.67 - 18.07
                                               19.07 - 19.33
                                                7.64 - 24.86
                                           (25.52) - (25.29)
Credit Suisse Trust
 Credit Suisse Trust Emerging Markets
   Investment Option                           31.91 - 32.24
                                               27.40 - 27.65
                                               24.37 - 24.69
                                               42.30 - 42.72
                                             (17.93) - (4.11)

                                            Year               Unit Value      Net     Investment(1)   Expense Ratio(2)
                                            Ended    Units     Lowest to      Assets       Income          Lowest to
                                           Dec 31   (000s)    Highest ($)    ($000s)     Ratio (%)        Highest (%)
                                           ------   ------    -----------    -------     ---------        -----------

Delaware VIP Trust
 Delaware VIP REIT Investment Option
   (Standard Class)                         2006        --   2.744 - 3.657        --        1.95          0.15 - 0.45
                                            2005    17,387   2.072 - 2.763    46,625        1.81          0.15 - 0.45
                                            2004    14,676   1.937 - 2.583    37,380        1.86          0.15 - 0.45
                                            2003    10,371   1.476 - 1.970    19,803        2.24          0.15 - 0.45
                                            2002     4,644   1.452 - 1.473     6,837        1.12          0.20 - 0.45
 Delaware VIP Small Cap Value
   Investment Option (Standard Class)       2006     3,804   2.650 - 2.772    10,533        0.24          0.20 - 0.45
                                            2005     2,207   2.291 - 2.391     5,274        0.27          0.20 - 0.45
                                            2004        35   2.103 - 2.189        76          --          0.20 - 0.45
                                            2003        --   1.739 - 1.806        --          --          0.20 - 0.45
                                            2002        --   1.230 - 1.275        --        0.01          0.20 - 0.45
Dreyfus Variable Investment Fund
 Dreyfus VIF Appreciation Investment
   Option (Initial Shares)                  2006    22,045   1.138 - 1.187    26,028        0.36          0.20 - 0.45
                                            2005     3,961   0.979 - 1.022     3,902        0.02          0.20 - 0.45
                                            2004     6,687   0.940 - 0.981     6,302        1.73          0.20 - 0.45
                                            2003     9,741   0.896 - 0.936     8,771        1.72          0.20 - 0.45
                                            2002     6,029   0.741 - 0.770     4,523        1.27          0.20 - 0.45
 Dreyfus VIF Developing Leaders
   Investment Option (Initial Shares)       2006    12,612   1.175 - 1.545    14,950        0.48          0.15 - 0.45
                                            2005    20,962   1.134 - 1.493    24,883          --          0.15 - 0.45
                                            2004    19,453   1.074 - 1.414    21,633        0.20          0.15 - 0.45
                                            2003    20,307   0.967 - 1.273    20,400        0.04          0.15 - 0.45
                                            2002     9,951   0.736 - 0.969     7,615        0.05          0.15 - 0.45
DWS Investments VIT Funds
 DWS VIT Small Cap Index Investment
   Option (Class A)                         2006    18,032   1.430 - 1.929    27,686        0.85          0.15 - 0.45
                                            2005    25,978   1.220 - 1.646    32,820        0.72          0.15 - 0.45
                                            2004    28,096   1.172 - 1.582    34,267        0.43          0.15 - 0.45
                                            2003    18,430   0.998 - 1.347    18,941        0.83          0.20 - 0.45
                                            2002    10,631   0.683 - 0.922     7,608        0.77          0.20 - 0.45
Franklin Templeton Variable Insurance
 Products Trust
 FTVIPT Franklin Small-Mid Cap Growth
   Securities Investment Option
   (Class 2)                                2006    14,001   0.858 - 1.160    13,388          --          0.10 - 0.45
                                            2005    24,072   0.793 - 1.068    20,350          --          0.10 - 0.45
                                            2004    19,247   0.761 - 1.019    15,778          --          0.15 - 0.45
                                            2003    14,731   0.685 - 0.915    11,094          --          0.15 - 0.45
                                            2002     8,614   0.502 - 0.668     4,464        0.28          0.15 - 0.45
 FTVIPT Templeton Developing Markets
   Securities Investment Option
   (Class 2)                                2006    12,009   2.993 - 3.026    36,284        1.19          0.15 - 0.45
                                            2005     9,884   2.347 - 2.366    23,355        0.76          0.15 - 0.45
                                            2004     1,316   1.850 - 1.860     2,445        2.38          0.15 - 0.45
                                            2003       257   1.490 - 1.493       384          --          0.20 - 0.45
 FTVIPT Templeton Foreign Securities
   Investment Option (Class 2)              2006    16,747   1.635 - 1.663    27,756        1.31          0.10 - 0.45
                                            2005    18,041   1.352 - 1.370    24,657        1.10          0.10 - 0.45
                                            2004    13,747   1.233 - 1.243    17,075        0.93          0.15 - 0.45
                                            2003     1,240   1.045 - 1.050     1,301        1.61          0.20 - 0.45
 FTVIPT Templeton Global Asset
   Allocation Investment Option
   (Class 1)                                2006     3,375   1.235 - 1.236     4,167        2.00          0.20 - 0.25

 FTVIPT Templeton Global Income
   Securities Investment Option
   (Class 1)                                2006     3,353   1.270 - 1.279     4,285        2.75          0.20 - 0.45
                                            2005       836   1.128 - 1.133       946        7.33          0.20 - 0.45
                                            2004       125           1.169       146          --                 0.20
 FTVIPT Templeton Growth Securities
   Investment Option (Class 2)              2006        --   1.464 - 1.474        --          --          0.20 - 0.45
                                            2005       649   1.207 - 1.212       786        1.19          0.20 - 0.45
                                            2004        10           1.116        11          --                 0.20

                                            Total Return(3)
                                               Lowest to
                                              Highest (%)
                                              -----------

Delaware VIP Trust
 Delaware VIP REIT Investment Option
   (Standard Class)                           32.04 - 32.43
                                                6.67 - 6.97
                                              30.82 - 31.23
                                              10.73 - 33.74
                                                4.01 - 4.36
 Delaware VIP Small Cap Value
   Investment Option (Standard Class)         15.67 - 15.93
                                                8.94 - 9.23
                                              18.59 - 21.21
                                              41.38 - 41.65
                                             (6.04) - (5.76)
Dreyfus Variable Investment Fund
 Dreyfus VIF Appreciation Investment
   Option (Initial Shares)                    15.96 - 16.24
                                                3.91 - 4.18
                                                4.63 - 4.91
                                              10.38 - 20.92
                                           (17.03) - (16.93)
 Dreyfus VIF Developing Leaders
   Investment Option (Initial Shares)           3.32 - 3.62
                                                5.36 - 5.65
                                              10.77 - 11.21
                                              31.15 - 31.51
                                           (24.33) - (19.21)
DWS Investments VIT Funds
 DWS VIT Small Cap Index Investment
   Option (Class A)                           16.98 - 17.27
                                                3.77 - 4.10
                                              15.13 - 17.45
                                              45.85 - 46.12
                                           (20.97) - (20.67)
Franklin Templeton Variable Insurance
 Products Trust
 FTVIPT Franklin Small-Mid Cap Growth
   Securities Investment Option
   (Class 2)                                     8.20 - 8.61
                                              (0.19) - 4.68
                                              11.09 - 11.37
                                              36.45 - 37.03
                                           (29.00) - (22.42)
 FTVIPT Templeton Developing Markets
   Securities Investment Option
   (Class 2)                                  27.52 - 27.90
                                              26.86 - 27.20
                                              18.70 - 24.45
                                               1.43 - 28.15
 FTVIPT Templeton Foreign Securities
   Investment Option (Class 2)                20.93 - 21.39
                                             (0.15) - 10.06
                                              15.74 - 18.29
                                               1.16 - 28.36
 FTVIPT Templeton Global Asset
   Allocation Investment Option
   (Class 1)                                   7.48 - 11.97
 FTVIPT Templeton Global Income
   Securities Investment Option
    (Class 1)                                 12.59 - 12.89
                                             (3.08) - (2.67)
                                                       7.25
 FTVIPT Templeton Growth Securities
   Investment Option (Class 2)                21.29 - 21.62
                                               8.60 - 12.03
                                                      11.60

                                            Year               Unit Value      Net     Investment(1)   Expense Ratio(2)
                                            Ended    Units     Lowest to      Assets       Income          Lowest to
                                           Dec 31   (000s)    Highest ($)    ($000s)     Ratio (%)        Highest (%)
                                           ------   ------    -----------    -------     ---------        -----------

High Yield Bond Trust
 High Yield Bond Investment Option          2006        --   1.535 - 1.689        --        6.77          0.15 - 0.45
                                            2005    25,457   1.495 - 1.645    41,342        0.01          0.15 - 0.45
                                            2004    22,061   1.477 - 1.627    35,579        7.27          0.15 - 0.45
                                            2003    20,269   1.361 - 1.500    29,898        9.05          0.15 - 0.45
                                            2002    14,099   1.154 - 1.165    16,287       16.60          0.20 - 0.45
Janus Aspen Series
 Janus Aspen Balanced Investment Option
   (Service Shares)                         2006        --   1.167 - 1.243        --          --          0.15 - 0.45
                                            2005    15,214   1.125 - 1.197    17,359        2.28          0.15 - 0.45
                                            2004    11,006   1.050 - 1.114    11,690        2.23          0.15 - 0.45
                                            2003    10,728   0.974 - 1.030    10,628        1.90          0.15 - 0.45
                                            2002     8,149   0.860 - 0.866     7,057        2.79          0.20 - 0.45
 Janus Aspen Global Technology
   Investment Option (Service Shares)       2006     3,711   0.432 - 0.439     1,628          --          0.20 - 0.45
                                            2005     4,765   0.402 - 0.408     1,943          --          0.20 - 0.45
                                            2004     3,235   0.362 - 0.366     1,185          --          0.20 - 0.45
                                            2003     2,359   0.362 - 0.365       861          --          0.20 - 0.45
                                            2002       752   0.248 - 0.250       188          --          0.20 - 0.45
 Janus Aspen Worldwide Growth
   Investment Option (Service Shares)       2006     2,980   0.723 - 0.736     2,189        1.63          0.20 - 0.45
                                            2005     2,727   0.616 - 0.868     1,703        1.27          0.15 - 0.45
                                            2004     3,408   0.586 - 0.823     2,021        0.62          0.15 - 0.45
                                            2003     9,305   0.563 - 0.789     6,100        0.83          0.15 - 0.45
                                            2002    10,172   0.458 - 0.461     4,683        0.65          0.20 - 0.45
Legg Mason Partners Investment Series
 LMPIS Government Investment Option
   (Class A)                                2006       140           1.089       152        2.83                 0.20
                                            2005       185   1.048 - 1.050       194        7.60          0.10 - 0.20
Legg Mason Partners Variable Portfolios
 I, Inc.
 LMPVPI All Cap Investment Option
   (Class I)                                2006     5,985   1.520 - 1.817    10,561        1.51          0.20 - 0.45
                                            2005     5,928   1.289 - 1.542     7,682        0.96          0.20 - 0.45
                                            2004     5,893   1.242 - 1.486     7,405        0.61          0.20 - 0.45
                                            2003     4,890   1.149 - 1.375     5,797        0.34          0.20 - 0.45
                                            2002     2,760   0.828 - 0.992     2,455        0.44          0.20 - 0.45
 LMPVPI Global High Yield Bond
   Investment Option (Class I)              2006    17,593   1.137 - 1.138    19,996        5.93          0.20 - 0.25
 LMPVPI Investors Investment Option
   (Class I)                                2006     4,952   1.318 - 1.652     7,669        0.71          0.15 - 0.45
                                            2005    25,475   1.116 - 1.400    30,881        1.30          0.15 - 0.45
                                            2004    24,028   1.049 - 1.318    27,970        1.61          0.15 - 0.45
                                            2003    20,015   0.952 - 1.197    21,352        1.85          0.15 - 0.45
                                            2002    11,977   0.720 - 0.907     9,862        1.34          0.15 - 0.45
 LMPVPI Strategic Bond Investment
   Option (Class I)                         2006     2,971   1.568 - 1.628     4,679        4.17          0.20 - 0.45
                                            2005     2,547   1.381 - 1.554     3,932        4.33          0.15 - 0.45
                                            2004     3,279   1.349 - 1.521     4,896        4.99          0.15 - 0.45
                                            2003     2,916   1.267 - 1.429     4,098        5.77          0.15 - 0.45
                                            2002     2,216   1.217 - 1.257     2,767        4.74          0.20 - 0.45
 LMPVPI Total Return Investment Option
   (Class I)                                2006       619   1.428 - 1.448       890        2.31          0.20 - 0.45
                                            2005       382   1.274 - 1.290       489        2.14          0.20 - 0.45
                                            2004       343   1.236 - 1.252       425        1.83          0.20 - 0.45
                                            2003       282   1.138 - 1.154       321        1.40          0.20 - 0.45
                                            2002       239   0.984 - 0.992       235        7.23          0.20 - 0.45

                                            Total Return(3)
                                               Lowest to
                                              Highest (%)
                                              -----------

High Yield Bond Trust
 High Yield Bond Investment Option              2.65 - 2.70
                                                0.87 - 1.22
                                                8.20 - 8.54
                                               6.75 - 28.86
                                                4.14 - 4.39
Janus Aspen Series
 Janus Aspen Balanced Investment Option
   (Service Shares)                             3.73 - 3.84
                                                7.14 - 7.45
                                                7.80 - 8.16
                                               0.10 - 13.51
                                             (7.13) - (6.88)
 Janus Aspen Global Technology
   Investment Option (Service Shares)           7.37 - 7.60
                                              11.05 - 11.51
                                                0.00 - 0.27
                                               0.55 - 46.00
                                           (41.23) - (41.04)
 Janus Aspen Worldwide Growth
   Investment Option (Service Shares)         17.37 - 17.76
                                                5.12 - 5.47
                                                4.09 - 4.31
                                               8.68 - 33.33
                                           (26.01) - (25.76)
Legg Mason Partners Investment Series
 LMPIS Government Investment Option
   (Class A)                                    3.91 - 4.00
                                                1.35 - 1.45
Legg Mason Partners Variable
 Portfolios I, Inc.
 LMPVPI All Cap Investment Option
   (Class I)                                  17.60 - 17.92
                                                3.54 - 3.78
                                                7.84 - 8.09
                                              38.34 - 38.77
                                           (25.36) - (22.62)
 LMPVPI Global High Yield Bond
   Investment Option (Class I)                  6.95 - 7.47
 LMPVPI Investors Investment Option
   (Class I)                                  17.72 - 18.10
                                                6.06 - 6.39
                                               9.86 - 10.19
                                              31.74 - 32.22
                                           (23.38) - (21.14)
 LMPVPI Strategic Bond Investment
   Option (Class I)                             4.56 - 4.85
                                                2.06 - 2.37
                                                6.14 - 6.47
                                               3.48 - 12.98
                                                8.36 - 8.66
 LMPVPI Total Return Investment Option
   (Class I)                                  12.00 - 12.32
                                                2.91 - 3.07
                                                8.21 - 8.61
                                               0.35 - 15.65
                                              (7.29) - 0.10

                                            Year               Unit Value      Net     Investment(1)   Expense Ratio(2)
                                            Ended    Units     Lowest to      Assets       Income          Lowest to
                                           Dec 31   (000s)    Highest ($)    ($000s)     Ratio (%)        Highest (%)
                                           ------   ------    -----------    -------     ---------        -----------

Legg Mason Partners Variable
 Portfolios II
 LMPVPII Equity Index Investment Option
   (Class I)                                2006    26,356   1.007 - 1.215    27,463        0.80          0.15 - 0.45
                                            2005    80,403   0.875 - 1.054    74,463        1.41          0.15 - 0.45
                                            2004    91,860   0.839 - 1.010    80,455        1.74          0.15 - 0.45
                                            2003    78,889   0.760 - 0.915    63,484        1.49          0.15 - 0.45
                                            2002    68,892   0.595 - 0.716    42,279        2.64          0.15 - 0.45
 LMPVPII Fundamental Value Investment
   Option                                   2006     2,932   1.663 - 1.685     4,939        1.58          0.20 - 0.45
                                            2005     3,551   1.430 - 1.446     5,130        0.99          0.20 - 0.45
                                            2004     3,388   1.371 - 1.382     4,681        0.66          0.20 - 0.45
                                            2003     2,908   1.273 - 1.280     3,720        0.86          0.20 - 0.45
                                            2002     1,437   0.922 - 0.925     1,329        1.30          0.20 - 0.45
Legg Mason Partners Variable
 Portfolios III, Inc.
 LMPVPIII Aggressive Growth Investment
   Option                                   2006     4,487   1.440 - 1.459     6,545          --          0.20 - 0.45
                                            2005     4,055   1.330 - 1.344     5,448          --          0.20 - 0.45
                                            2004     1,825   1.197 - 1.206     2,201          --          0.20 - 0.45
                                            2003     1,053   1.093 - 1.099     1,157          --          0.20 - 0.45
                                            2002       460   0.816 - 0.819       376          --          0.20 - 0.45
 LMPVPIII International All Cap Growth
   Investment Option                        2006     1,007   0.805 - 1.060       963        5.36          0.20 - 0.45
                                            2005       427   0.641 - 0.844       349        0.59          0.20 - 0.45
                                            2004     2,875   0.575 - 0.757     1,773        1.04          0.20 - 0.45
                                            2003     1,505   0.489 - 0.644       934        0.99          0.20 - 0.45
                                            2002     2,400   0.384 - 0.504     1,185        0.93          0.20 - 0.45
 LMPVPIII Large Cap Growth Investment
   Option                                   2006     7,481   0.891 - 1.086     7,378        0.14          0.20 - 0.45
                                            2005     9,676   0.853 - 1.041     9,055        0.11          0.20 - 0.45
                                            2004    12,356   0.812 - 0.992    10,955        0.42          0.20 - 0.45
                                            2003     6,011   0.811 - 0.991     5,001        0.03          0.20 - 0.45
                                            2002     2,699   0.551 - 0.673     1,540        0.37          0.20 - 0.45
 LMPVPIII Social Awareness Stock
   Investment Option                        2006     2,235   0.950 - 0.992     2,126        0.52          0.20 - 0.45
                                            2005     2,249   0.884 - 0.924     1,988        0.75          0.20 - 0.45
                                            2004     2,201   0.849 - 0.887     1,868        0.80          0.20 - 0.45
                                            2003     1,615   0.800 - 0.837     1,293        0.88          0.20 - 0.45
                                            2002     1,032           0.622       642        0.82                 0.20
Lord Abbett Series Fund, Inc.
 Lord Abbett Growth and Income
   Investment Option (Class VC)             2006     2,772   1.685 - 1.701     4,712        1.18          0.20 - 0.45
                                            2005     2,136   1.444 - 1.453     3,103        1.17          0.20 - 0.45
                                            2004     1,082   1.404 - 1.410     1,525        1.07          0.20 - 0.45
                                            2003        28   1.252 - 1.254        35        0.64          0.20 - 0.45
 Lord Abbett Mid-Cap Value Investment
   Option (Class VC)                        2006     8,183   1.884 - 1.905    15,544        0.40          0.15 - 0.45
                                            2005     9,127   1.686 - 1.698    15,480        0.56          0.20 - 0.45
                                            2004     4,301   1.565 - 1.572     6,755        0.62          0.20 - 0.45
                                            2003        25   1.268 - 1.269        31        0.52          0.25 - 0.45

                                            Total Return(3)
                                               Lowest to
                                              Highest (%)
                                              -----------

Legg Mason Partners Variable
 Portfolios II
 LMPVPII Equity Index Investment Option
   (Class I)                                  14.90 - 15.28
                                                4.03 - 4.36
                                              10.05 - 10.39
                                              27.57 - 27.81
                                           (22.52) - (17.13)
 LMPVPII Fundamental Value Investment
   Option                                     16.29 - 16.53
                                                4.30 - 4.63
                                                7.70 - 7.97
                                              38.07 - 38.38
                                           (19.70) - (19.43)
Legg Mason Partners Variable
 Portfolios III, Inc.
 LMPVPIII Aggressive Growth Investment
   Option                                       8.27 - 8.58
                                              11.11 - 11.44
                                                9.52 - 9.74
                                               0.00 - 34.19
                                           (29.04) - (21.70)
 LMPVPIII International All Cap Growth
   Investment Option                          25.30 - 25.59
                                              11.20 - 11.49
                                              17.37 - 17.59
                                               1.42 - 27.34
                                           (25.99) - (25.87)
 LMPVPIII Large Cap Growth Investment
   Option                                       4.08 - 4.45
                                                4.79 - 5.05
                                              (0.10) - 0.12
                                              46.94 - 47.25
                                            (25.08) - (0.30)
 LMPVPIII Social Awareness Stock
   Investment Option                            7.23 - 7.47
                                                3.87 - 4.17
                                                5.78 - 6.13
                                               0.00 - 28.62
                                                     (25.06)
Lord Abbett Series Fund, Inc.
 Lord Abbett Growth and Income
   Investment Option (Class VC)               16.69 - 17.07
                                                2.85 - 3.05
                                              12.14 - 12.44
                                               0.32 - 17.20
 Lord Abbett Mid-Cap Value Investment
   Option (Class VC)                          11.74 - 15.52
                                                7.73 - 8.02
                                              23.42 - 23.80
                                                0.24 - 8.84

                                            Year               Unit Value      Net     Investment(1)   Expense Ratio(2)
                                            Ended    Units     Lowest to      Assets       Income          Lowest to
                                           Dec 31   (000s)    Highest ($)    ($000s)     Ratio (%)        Highest (%)
                                           ------   ------    -----------    -------     ---------        -----------

Met Investors Series Trust
 MIST Batterymarch Mid-Cap Stock
   Investment Option (Class A)              2006     9,431   1.550 - 1.947    14,740          --          0.20 - 0.45
 MIST BlackRock Large-Cap Core
   Investment Option (Class A)              2006       905   0.866 - 1.101       844          --          0.20 - 0.45
 MIST Harris Oakmark International
   Investment Option (Class A)              2006     9,828   1.230 - 1.269    12,285          --          0.16 - 0.41
 MIST Janus Capital Appreciation
   Investment Option (Class A)              2006    17,823   0.632 - 1.032    12,662          --          0.20 - 0.45
 MIST Lord Abbett Bond Debenture
   Investment Option (Class A)              2006     4,173   1.438 - 1.652     6,714          --          0.20 - 0.45
 MIST Lord Abbett Growth and Income
   Investment Option (Class B)              2006     5,631   1.307 - 1.326     7,463          --          0.15 - 0.45
 MIST Lord Abbett Mid-Cap Value
   Investment Option (Class B)              2006     8,862           1.082     9,592          --          0.15 - 0.20
 MIST Met/AIM Capital Appreciation
   Investment Option (Class A)              2006     2,877   0.678 - 1.111     2,775        0.12          0.20 - 0.45
 MIST Met/AIM Small Cap Growth
   Investment Option (Class A)              2006       184           1.335       245          --                 0.20
 MIST Neuberger Berman Real Estate
   Investment Option (Class A)              2006    19,986   2.766 - 3.685    70,872          --          0.15 - 0.45
 MIST Pioneer Fund Investment Option
   (Class A)                                2006       118           1.063       126          --                 0.25
Metropolitan Series Fund, Inc.
 MSF BlackRock Aggressive Growth
   Investment Option (Class D)              2006    11,630   0.599 - 0.931     7,615          --          0.20 - 0.45
 MSF BlackRock Bond Income Investment
   Option (Class A)                         2006     7,024   1.250 - 1.268     8,901          --          0.20 - 0.45
 MSF BlackRock Money Market Investment
   Option (Class A)                         2006    97,923   1.121 - 1.225   117,915        3.27          0.15 - 0.45
 MSF Capital Guardian U.S. Equity
   Investment Option (Class A)              2006     4,169   0.609 - 0.837     2,576          --          0.20 - 0.45
 MSF FI Large Cap Investment Option
   (Class A)                                2006     3,110   0.760 - 1.042     2,532          --          0.15 - 0.45
 MSF FI Value Leaders Investment Option
   (Class D)                                2006    12,363   1.395 - 1.507    17,813          --          0.20 - 0.45
 MSF MetLife Aggressive Allocation
   Investment Option (Class B)              2006     1,050   1.281 - 1.284     1,347          --          0.15 - 0.25
 MSF MetLife Conservative Allocation
   Investment Option (Class B)              2006     4,478   1.102 - 1.104     4,942          --          0.15 - 0.25
 MSF MetLife Conservative to Moderate
   Allocation Investment Option
   (Class B)                                2006     9,068   1.149 - 1.151    10,432          --          0.15 - 0.25
 MSF MetLife Moderate Allocation
   Investment Option (Class B)              2006     1,966   1.198 - 1.200     2,357          --          0.15 - 0.25
 MSF MetLife Moderate to Aggressive
   Allocation Investment Option
   (Class B)                                2006       426   1.225 - 1.226       522          --          0.20 - 0.25
 MSF MFS(R) Total Return Investment
   Option (Class F)                         2006    27,517   1.385 - 1.676    45,429          --          0.15 - 0.45
 MSF Oppenheimer Global Equity
   Investment Option (Class B)              2006       861   1.407 - 1.409     1,214          --          0.19 - 0.24
 MSF T. Rowe Price Large Cap Growth
   Investment Option (Class B)              2006     3,400   0.983 - 0.997     3,388          --          0.20 - 0.45
 MSF Western Asset Management High
   Yield Bond Investment Option
   (Class A)                                2006     9,348   1.647 - 1.811    16,326          --          0.15 - 0.45
 MSF Western Asset Management U.S.
   Government Investment Option
   (Class A)                                2006    12,848   1.510 - 1.532    19,580          --          0.05 - 0.30

                                           Total Return(3)
                                              Lowest to
                                             Highest (%)
                                             -----------

Met Investors Series Trust
 MIST Batterymarch Mid-Cap Stock
   Investment Option (Class A)              (4.00) - (3.85)
 MIST BlackRock Large-Cap Core
   Investment Option (Class A)                 6.69 - 6.91
 MIST Harris Oakmark International
   Investment Option (Class A)               11.00 - 11.31
 MIST Janus Capital Appreciation
   Investment Option (Class A)                 3.25 - 3.44
 MIST Lord Abbett Bond Debenture
   Investment Option (Class A)                 5.58 - 5.76
 MIST Lord Abbett Growth and Income
   Investment Option (Class B)                 8.29 - 8.96
 MIST Lord Abbett Mid-Cap Value
   Investment Option (Class B)                1.41 - 15.35
 MIST Met/AIM Capital Appreciation
   Investment Option (Class A)              (0.45) - (0.27)
 MIST Met/AIM Small Cap Growth
   Investment Option (Class A)                        8.27
 MIST Neuberger Berman Real Estate
   Investment Option (Class A)               22.64 - 22.88
 MIST Pioneer Fund Investment Option
   (Class A)                                         11.66
Metropolitan Series Fund, Inc.
 MSF BlackRock Aggressive Growth
   Investment Option (Class D)              (1.71) - (1.48)
 MSF BlackRock Bond Income Investment
   Option (Class A)                            4.69 - 4.88
 MSF BlackRock Money Market Investment
   Option (Class A)                            2.09 - 3.20
 MSF Capital Guardian U.S. Equity
   Investment Option (Class A)                 3.64 - 3.75
 MSF FI Large Cap Investment Option
   (Class A)                                   2.21 - 2.36
 MSF FI Value Leaders Investment Option
   (Class D)                                   3.34 - 3.56
 MSF MetLife Aggressive Allocation
   Investment Option (Class B)                6.92 - 13.83
 MSF MetLife Conservative Allocation
   Investment Option (Class B)                 2.23 - 5.44
 MSF MetLife Conservative to Moderate
   Allocation Investment Option
   (Class B)                                   5.60 - 7.57
 MSF MetLife Moderate Allocation
   Investment Option (Class B)                 5.09 - 9.69
 MSF MetLife Moderate to Aggressive
   Allocation Investment Option
   (Class B)                                  4.26 - 11.15
 MSF MFS(R) Total Return Investment
   Option (Class F)                            7.70 - 7.95
 MSF Oppenheimer Global Equity
   Investment Option (Class B)                 6.42 - 6.43
 MSF T. Rowe Price Large Cap Growth
   Investment Option (Class B)                 8.02 - 8.13
 MSF Western Asset Management High
   Yield Bond Investment Option
   (Class A)                                   7.08 - 7.30
 MSF Western Asset Management U.S.
   Government Investment Option
   (Class A)                                   4.28 - 4.46

                                            Year                Unit Value      Net     Investment(1)   Expense Ratio(2)
                                            Ended    Units      Lowest to      Assets       Income          Lowest to
                                           Dec 31    (000s)    Highest ($)    ($000s)     Ratio (%)        Highest (%)
                                           ------    ------    -----------    -------     ---------        -----------

Money Market Portfolio
 Money Market Investment Option             2006         --   1.086 - 1.187        --        1.40          0.15 - 0.45
                                            2005    140,291   1.071 - 1.172   161,316        2.86          0.15 - 0.45
                                            2004    118,173   1.043 - 1.142   132,561        1.01          0.15 - 0.45
                                            2003    122,702   1.034 - 1.133   135,721        0.78          0.15 - 0.45
                                            2002    106,734   1.027 - 1.127   117,295        1.37          0.15 - 0.45
PIMCO Variable Insurance Trust
 PIMCO VIT Low Duration Investment
   Option                                   2006     31,275   1.054 - 1.062    33,160        4.31          0.15 - 0.45
                                            2005      6,919   1.018 - 1.022     7,073        2.90          0.20 - 0.45
                                            2004      2,317           1.014     2,350        0.52                 0.20
 PIMCO VIT Real Return Investment
   Option (Administrative Class)            2006     41,440   1.165 - 1.180    48,710        4.29          0.10 - 0.45
                                            2005     28,316   1.162 - 1.173    33,133        2.80          0.10 - 0.45
                                            2004     18,765   1.143 - 1.149    21,547        1.02          0.15 - 0.45
                                            2003        232   1.054 - 1.056       245        0.29          0.20 - 0.45
 PIMCO VIT Total Return Investment
   Option (Administrative Class)            2006    104,174   1.327 - 1.346   139,901        4.41          0.10 - 0.45
                                            2005     99,384   1.284 - 1.299   128,880        3.41          0.10 - 0.45
                                            2004    100,032   1.256 - 1.270   126,939        1.90          0.15 - 0.45
                                            2003     62,072   1.199 - 1.214    75,254        2.78          0.15 - 0.45
                                            2002     29,975   1.143 - 1.158    34,665        4.05          0.15 - 0.45
Pioneer Variable Contracts Trust
 Pioneer Mid Cap Value VCT Investment
   Option (Class II)                        2006      3,764   1.658 - 1.682     6,309          --          0.15 - 0.45
                                            2005      8,112   1.483 - 1.500    12,152        0.23          0.15 - 0.45
                                            2004      4,014   1.384 - 1.396     5,595        0.26          0.15 - 0.45
                                            2003        944   1.142 - 1.147     1,083        0.25          0.20 - 0.45
Putnam Variable Trust
 Putnam VT Discovery Growth Investment
   Option (Class IB)                        2006        282   0.962 - 0.976       275          --          0.20 - 0.45
                                            2005        425   0.870 - 0.880       374          --          0.20 - 0.45
                                            2004        502   0.815 - 0.822       412          --          0.20 - 0.45
                                            2003        447   0.761 - 0.766       342          --          0.20 - 0.45
                                            2002         85           0.581        49          --                 0.20
 Putnam VT International Equity
   Investment Option (Class IB)             2006      4,629   1.497 - 1.518     7,026        1.34          0.20 - 0.45
                                            2005     19,833   1.177 - 1.191    23,626        1.33          0.20 - 0.45
                                            2004     13,701   1.054 - 1.064    14,576        1.43          0.20 - 0.45
                                            2003     15,130   0.911 - 0.917    13,878        0.57          0.20 - 0.45
                                            2002      5,842   0.712 - 0.715     4,179        0.25          0.20 - 0.45
 Putnam VT Small Cap Value Investment
   Option (Class IB)                        2006     19,153   2.002 - 2.130    40,403        0.33          0.10 - 0.45
                                            2005     19,820   1.704 - 1.820    35,784        0.17          0.10 - 0.45
                                            2004     17,673   1.595 - 1.703    29,863        0.33          0.15 - 0.45
                                            2003     10,280   1.343 - 1.352    13,895        0.27          0.20 - 0.45
                                            2002      5,224   0.902 - 0.906     4,722        0.13          0.20 - 0.45
Royce Capital Fund
 Royce Micro-Cap Investment Option          2006      3,688   1.479 - 1.481     5,460        0.28          0.15 - 0.20
                                            2005         --           1.224        --          --                 0.20
 Royce Small-Cap Investment Option          2006      4,408   1.301 - 1.302     5,741        0.09          0.20 - 0.25
                                            2005        266           1.129       301          --                 0.20

                                            Total Return(3)
                                               Lowest to
                                              Highest (%)
                                              -----------

Money Market Portfolio
 Money Market Investment Option                 1.21 - 1.40
                                                2.39 - 2.70
                                                0.62 - 0.87
                                                0.27 - 0.68
                                                0.79 - 1.20
PIMCO Variable Insurance Trust
 PIMCO VIT Low Duration Investment
   Option                                       2.12 - 3.82
                                                0.79 - 0.89
                                                       0.40
 PIMCO VIT Real Return Investment
   Option (Administrative Class)                0.26 - 0.60
                                              (0.26) - 1.92
                                                2.50 - 8.71
                                                0.00 - 6.56
 PIMCO VIT Total Return Investment
   Option (Administrative Class)                3.35 - 3.73
                                              (0.31) - 2.31
                                                4.48 - 4.75
                                                4.51 - 4.90
                                                0.09 - 8.83
Pioneer Variable Contracts Trust
 Pioneer Mid Cap Value VCT Investment
   Option (Class II)                          11.80 - 12.13
                                                7.15 - 7.45
                                              14.43 - 21.53
                                               0.09 - 32.60
Putnam Variable Trust
 Putnam VT Discovery Growth Investment
   Option (Class IB)                          10.57 - 10.91
                                                6.75 - 7.06
                                                7.10 - 7.32
                                             (0.26) - 31.84
                                                         --
 Putnam VT International Equity
   Investment Option (Class IB)               27.19 - 27.46
                                              11.67 - 11.96
                                              15.70 - 16.03
                                               1.66 - 28.25
                                           (17.82) - (12.32)
 Putnam VT Small Cap Value Investment
   Option (Class IB)                          16.73 - 17.21
                                              (0.23) - 6.87
                                              15.25 - 25.96
                                              48.89 - 49.28
                                           (25.21) - (18.38)
Royce Capital Fund
 Royce Micro-Cap Investment Option            14.10 - 20.83
                                                      10.77
 Royce Small-Cap Investment Option             1.80 - 15.32
                                                       0.27

                                            Year               Unit Value      Net     Investment(1)   Expense Ratio(2)
                                            Ended    Units     Lowest to      Assets       Income          Lowest to
                                           Dec 31   (000s)    Highest ($)    ($000s)     Ratio (%)        Highest (%)
                                           ------   ------    -----------    -------     ---------        -----------

The Travelers Series Trust
 Travelers AIM Capital Appreciation
   Investment Option                        2006        --   0.680 - 1.114        --          --          0.20 - 0.45
                                            2005    21,106   0.635 - 1.042    14,929        0.24          0.20 - 0.45
                                            2004    17,916   0.585 - 0.961    12,016        0.15          0.20 - 0.45
                                            2003    13,857   0.551 - 0.904     8,351          --          0.20 - 0.45
                                            2002    13,289   0.427 - 0.701     6,185          --          0.20 - 0.45
 Travelers Convertible Securities
   Investment Option                        2006        --   1.360 - 1.562        --        0.83          0.20 - 0.45
                                            2005     3,607   1.270 - 1.459     4,603        2.53          0.20 - 0.45
                                            2004     3,386   1.268 - 1.457     4,314        2.23          0.20 - 0.45
                                            2003     2,252   1.195 - 1.374     2,701        3.74          0.20 - 0.45
                                            2002       800   0.949 - 1.084       795        4.80          0.20 - 0.45
 Travelers Disciplined Mid Cap Stock
   Investment Option                        2006        --   1.575 - 2.026        --        0.56          0.15 - 0.45
                                            2005    20,639   1.435 - 1.847    30,452          --          0.15 - 0.45
                                            2004    20,734   1.278 - 1.647    27,202        0.31          0.15 - 0.45
                                            2003    16,691   1.099 - 1.418    18,747        0.37          0.15 - 0.45
                                            2002     7,869   0.844 - 1.056     6,643        0.66          0.20 - 0.45

 Travelers Equity Income Investment
   Option                                   2006        --   1.285 - 1.456        --        1.37          0.15 - 0.45
                                            2005    38,278   1.217 - 1.379    49,947          --          0.15 - 0.45
                                            2004    33,551   1.167 - 1.324    41,754        1.42          0.15 - 0.45
                                            2003    27,944   1.063 - 1.208    31,403        1.12          0.15 - 0.45
                                            2002    20,686   0.852 - 0.923    17,902        1.28          0.20 - 0.45

 Travelers Large Cap Investment Option      2006        --   0.743 - 0.964        --        0.45          0.20 - 0.45
                                            2005    36,377   0.717 - 0.931    26,840          --          0.20 - 0.45
                                            2004    37,177   0.661 - 0.859    25,364        0.88          0.20 - 0.45
                                            2003    32,183   0.622 - 0.808    20,690        0.48          0.20 - 0.45
                                            2002    24,594   0.500 - 0.650    12,741        0.58          0.20 - 0.45
 Travelers Managed Allocation Series:
   Aggressive Investment Option             2006        --           1.200        --        1.65                 0.20
 Travelers Managed Allocation Series:
   Conservative Investment Option           2006        --           1.049        --        3.96                 0.20
 Travelers Managed Allocation Series:
   Moderate Investment Option               2006        --           1.128        --        2.66                 0.20
 Travelers Mercury Large Cap Core
   Investment Option                        2006        --   0.810 - 1.030        --        0.24          0.20 - 0.45
                                            2005       862   0.760 - 0.966       710          --          0.20 - 0.45
                                            2004     1,601   0.679 - 0.864     1,101        0.62          0.20 - 0.45
                                            2003     1,411   0.587 - 0.748       832        0.69          0.20 - 0.45
                                            2002     1,740   0.486 - 0.615       851        0.89          0.20 - 0.45

                                            Total Return(3)
                                               Lowest to
                                              Highest (%)
                                              -----------

The Travelers Series Trust
 Travelers AIM Capital Appreciation
   Investment Option                            6.90 - 7.09
                                                8.20 - 8.55
                                                6.02 - 6.31
                                              28.88 - 29.04
                                           (24.27) - (24.02)
 Travelers Convertible Securities
   Investment Option                            7.01 - 7.09
                                              (0.07) - 0.16
                                                5.80 - 6.11
                                               0.15 - 25.92
                                             (7.43) - (7.14)
 Travelers Disciplined Mid Cap Stock
   Investment Option                            9.59 - 9.76
                                              11.96 - 12.28
                                              15.93 - 16.29
                                             (0.63) - 33.53
                                           (14.70) - (14.49)

 Travelers Equity Income Investment
   Option                                       5.51 - 5.59
                                                3.97 - 4.28
                                                9.44 - 9.78
                                               7.48 - 30.99
                                           (14.30) - (14.14)

 Travelers Large Cap Investment Option          3.37 - 3.63
                                                8.24 - 8.47
                                                5.99 - 6.31
                                              24.15 - 24.40
                                           (23.10) - (22.96)
 Travelers Managed Allocation Series:
   Aggressive Investment Option                        1.69
 Travelers Managed Allocation Series:
   Conservative Investment Option                      0.29
 Travelers Managed Allocation Series:
   Moderate Investment Option                          1.08
 Travelers Mercury Large Cap Core
   Investment Option                            6.58 - 6.63
                                              11.45 - 11.93
                                              15.36 - 15.67
                                             (0.13) - 20.78
                                           (25.45) - (25.23)

                                            Year               Unit Value      Net     Investment(1)   Expense Ratio(2)
                                            Ended    Units     Lowest to      Assets       Income          Lowest to
                                           Dec 31   (000s)    Highest ($)    ($000s)     Ratio (%)        Highest (%)
                                           ------   ------    -----------    -------     ---------        -----------

The Travelers Series Trust --
 (Continued)
 Travelers MFS(R) Mid Cap Growth
   Investment Option                        2006        --   0.608 - 0.945        --          --          0.20 - 0.45
                                            2005    46,538   0.572 - 0.889    28,006          --          0.20 - 0.45
                                            2004    25,898   0.556 - 0.865    14,812          --          0.20 - 0.45
                                            2003    20,771   0.489 - 0.760    10,361          --          0.20 - 0.45
                                            2002    12,479   0.357 - 0.556     4,739          --          0.20 - 0.45
 Travelers MFS(R) Total Return
   Investment Option                        2006        --   1.283 - 1.553        --        1.32          0.15 - 0.45
                                            2005    41,078   1.237 - 1.498    59,366        2.20          0.15 - 0.45
                                            2004    37,115   1.203 - 1.459    52,392        3.82          0.15 - 0.45
                                            2003    22,375   1.081 - 1.312    28,344        2.75          0.15 - 0.45
                                            2002    15,201   0.929 - 1.129    16,654        6.95          0.15 - 0.45
 Travelers Mondrian International Stock
   Investment Option                        2006        --   1.105 - 1.142        --        3.79          0.20 - 0.45
                                            2005    12,601   0.958 - 0.990    12,215        0.05          0.20 - 0.45
                                            2004    12,953   0.876 - 0.906    11,478        1.64          0.20 - 0.45
                                            2003    12,282   0.759 - 0.785     9,391        2.01          0.20 - 0.45
                                            2002    12,833   0.591 - 0.612     7,643        2.14          0.20 - 0.45

 Travelers Quality Bond Investment
   Option                                   2006        --   1.194 - 1.209        --        6.04          0.15 - 0.45
                                            2005    24,078   1.201 - 1.215    29,244          --          0.15 - 0.45
                                            2004    22,472   1.183 - 1.198    26,908        4.65          0.15 - 0.45
                                            2003    25,149   1.148 - 1.162    29,191        5.17          0.15 - 0.45
                                            2002    23,998   1.084 - 1.088    26,097        7.95          0.20 - 0.45

 Travelers Strategic Equity Investment
   Option                                   2006        --   0.686 - 0.917        --        0.35          0.15 - 0.45
                                            2005     7,882   0.654 - 0.875     5,852        0.63          0.15 - 0.45
                                            2004     7,897   0.643 - 0.859     5,602        1.32          0.15 - 0.45
                                            2003    12,271   0.584 - 0.781     8,149          --          0.15 - 0.45
                                            2002    15,270   0.442 - 0.591     7,606        0.62          0.15 - 0.45
 Travelers U.S. Government Securities
   Investment Option                        2006        --   1.448 - 1.467        --        5.65          0.20 - 0.45
                                            2005    22,192   1.496 - 1.515    33,449          --          0.20 - 0.45
                                            2004    16,917   1.441 - 1.455    24,475        4.76          0.20 - 0.45
                                            2003    17,708   1.364 - 1.375    24,194        4.97          0.20 - 0.45
                                            2002    17,989   1.332 - 1.341    23,965        9.49          0.20 - 0.45
 Travelers Van Kampen Enterprise
   Investment Option                        2006        --   0.587 - 0.807        --        0.03          0.20 - 0.45
                                            2005     4,425   0.563 - 0.774     2,531        0.10          0.20 - 0.45
                                            2004     4,154   0.523 - 0.720     2,202        0.59          0.20 - 0.45
                                            2003     3,432   0.505 - 0.695     1,747        0.21          0.20 - 0.45
                                            2002     3,182   0.403 - 0.551     1,376        0.86          0.20 - 0.45
Universal Institutional Funds, Inc.
 UIF Emerging Markets Equity Investment
   Option (Class I)                         2006       615   1.865 - 1.867     1,148        1.69          0.20 - 0.25
                                            2005         5           1.364         7          --                 0.20
Vanguard(R) Variable Insurance Fund
 Vanguard VIF Diversified Value
   Investment Option                        2006    11,262   1.718 - 1.732    19,472        0.02          0.20 - 0.45
                                            2005        18           1.452        26          --                 0.45
 Vanguard VIF Equity Index Investment
   Option                                   2006    19,304   1.437 - 1.449    27,917        0.01          0.20 - 0.45
                                            2005       171           1.247       213          --                 0.45
 Vanguard VIF International Investment
   Option                                   2006       166           1.430       238          --                 0.25
 Vanguard VIF Mid-Cap Index Investment
   Option                                   2006    12,978   1.270 - 1.271    16,477          --          0.20 - 0.25
 Vanguard VIF Short-Term Investment-
   Grade Investment Option                  2006         2           1.088         2        2.08                 0.45
                                            2005         3           1.042         4          --                 0.45
 Vanguard VIF Small Company Growth
   Investment Option                        2006       991   1.429 - 1.431     1,417          --          0.20 - 0.25

                                            Total Return(3)
                                               Lowest to
                                              Highest (%)
                                              -----------

The Travelers Series Trust --
 (Continued)
 Travelers MFS(R) Mid Cap Growth
   Investment Option                            6.26 - 6.30
                                                2.57 - 2.88
                                              13.68 - 13.82
                                              36.41 - 36.97
                                           (49.08) - (38.83)
 Travelers MFS(R) Total Return
   Investment Option                            3.58 - 3.74
                                                2.49 - 2.83
                                              10.99 - 11.29
                                              16.06 - 16.36
                                             (7.75) - (5.44)
 Travelers Mondrian International Stock
   Investment Option                          15.34 - 15.35
                                                9.04 - 9.36
                                              15.17 - 15.42
                                              27.96 - 28.43
                                           (13.27) - (13.07)

 Travelers Quality Bond Investment
   Option                                    (0.58) - (0.42)
                                                1.18 - 1.52
                                                2.86 - 3.10
                                                1.59 - 6.80
                                                5.34 - 5.53

 Travelers Strategic Equity Investment
   Option                                       4.75 - 4.89
                                                1.65 - 1.86
                                               9.68 - 10.11
                                              32.03 - 32.39
                                           (33.90) - (20.22)
 Travelers U.S. Government Securities
   Investment Option                         (3.21) - (3.12)
                                                3.82 - 4.12
                                                5.65 - 5.93
                                                2.33 - 2.55
                                               3.71 - 13.36
 Travelers Van Kampen Enterprise
   Investment Option                            4.19 - 4.26
                                                7.30 - 7.65
                                                3.34 - 3.60
                                               0.14 - 25.31
                                           (29.63) - (29.42)
Universal Institutional Funds, Inc.
 UIF Emerging Markets Equity Investment
   Option (Class I)                           36.63 - 36.88
                                                       6.07
Vanguard(R) Variable Insurance Fund
 Vanguard VIF Diversified Value
   Investment Option                          11.67 - 18.32
                                                      (1.22)
 Vanguard VIF Equity Index Investment
   Option                                      9.77 - 15.24
                                                       1.63
 Vanguard VIF International Investment
   Option                                             19.07
 Vanguard VIF Mid-Cap Index Investment
   Option                                       3.84 - 9.39
 Vanguard VIF Short-Term Investment-
   Grade Investment Option                             4.41
                                                       0.48
 Vanguard VIF Small Company Growth
   Investment Option                          (1.78) - 3.85

5. FINANCIAL HIGHLIGHTS -- (Concluded)

                               Year              Unit Value       Net     Investment(1)   Expense Ratio(2)   Total Return(3)
                              Ended    Units      Lowest to     Assets       Income          Lowest to          Lowest to
                              Dec 31   (000s)    Highest ($)    ($000s)     Ratio (%)       Highest (%)        Highest (%)
                              ------   ------    -----------    -------     ---------       -----------        -----------

Variable Insurance
 Products Fund
 VIP Asset Manager SM
   Investment Option
   (Initial Class)             2006     3,048   1.119 - 1.219    3,669        2.35          0.20 - 0.45          6.84 - 7.08
                               2005     2,417   1.045 - 1.139    2,704        2.96          0.20 - 0.45          3.59 - 3.88
                               2004     3,610   1.006 - 1.097    3,789        2.23          0.20 - 0.45          5.03 - 5.23
                               2003     2,600   0.956 - 1.043    2,660        2.92          0.20 - 0.45         2.25 - 17.73
                               2002     2,415   0.812 - 0.881    2,083        3.69          0.20 - 0.45       (9.08) - (8.87)
 VIP Contrafund(R)
   Investment Option
   (Initial Class)             2006    10,651   1.277 - 1.278   13,604        0.84          0.20 - 0.25          2.73 - 8.59
 VIP Contrafund(R)
   Investment Option
   (Service Class 2)           2006    25,667   1.372 - 1.636   37,941        1.08          0.15 - 0.45        10.91 - 11.29
                               2005    15,004   1.237 - 1.470   18,810        0.11          0.15 - 0.45        16.15 - 16.48
                               2004     9,276   1.065 - 1.262    9,991        0.16          0.15 - 0.45        14.64 - 14.94
                               2003     5,190   0.929 - 1.098    5,010        0.24          0.15 - 0.45         0.21 - 27.97
                               2002     2,652   0.728 - 0.733    1,943        0.23          0.20 - 0.45      (10.01) - (9.73)
 VIP Growth & Income
   Investment Option
   (Service Class 2)           2006    11,740           1.143   13,416        0.63          0.15 - 0.20        11.84 - 12.72
                               2005     9,431           1.014    9,567          --                 0.20                (1.17)
 VIP Mid Cap Investment
   Option (Service Class 2)    2006    22,674   2.089 - 2.119   47,983        0.11          0.20 - 0.45        11.89 - 12.18
                               2005    12,010   1.867 - 1.889   22,673          --          0.20 - 0.45        17.50 - 17.84
                               2004     6,111   1.589 - 1.603    9,798          --          0.20 - 0.45        24.14 - 24.40
                               2003     3,166   1.280 - 1.289    4,081        0.26          0.20 - 0.45       (0.54) - 38.01
                               2002       999   0.930 - 0.934      933        0.13          0.20 - 0.45      (10.19) - (8.10)
 VIP Overseas Investment
   Option (Service Class 2)    2006    12,909   1.539 - 1.551   20,006        0.62          0.15 - 0.45        17.21 - 17.59
                               2005    11,009   1.313 - 1.319   14,513        0.35          0.15 - 0.45        10.93 - 20.68
                               2004     3,341   1.111 - 1.112    3,714          --          0.20 - 0.25        16.34 - 19.06

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Option from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Option is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Option invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

6. Schedules of Units
   for the years ended December 31, 2006 and 2005

                                                                                       The Merger            AIM V.I.
                                                            Dreyfus Stock Index         Fund VL        International Growth
                                                             Investment Option         Investment       Investment Option
                                                             (Initial Shares)            Option             (Series I)
                                                         -------------------------   --------------   ----------------------
                                                            2006          2005        2006     2005      2006        2005
                                                            ----          ----        ----     ----      ----        ----

Units beginning of year ..............................    21,153,835    16,585,668        --    --     1,063,811          --
Units purchased and transferred from other funding
 options .............................................    28,423,068    16,020,296   198,572    --    10,002,278   1,101,866
Units redeemed and transferred to other funding
 options .............................................   (15,749,568)  (11,452,129)  (60,911)   --    (1,042,658)    (38,055)
                                                         -----------   -----------   -------   ---    ----------   ---------
Units end of year ....................................    33,827,335    21,153,835   137,661    --    10,023,431   1,063,811
                                                         ===========   ===========   =======   ===    ==========   =========

                                                   AllianceBernstein         AllianceBernstein         American Century VP
                                                   Growth and Income          Large-Cap Growth                Ultra
                                                   Investment Option         Investment Option          Investment Option
                                                       (Class B)                 (Class B)                  (Class I)
                                                -----------------------   ------------------------   -----------------------
                                                   2006         2005         2006          2005         2006         2005
                                                   ----         ----         ----          ----         ----         ----

Units beginning of year .....................    1,916,758      902,824    23,408,151   16,765,493    5,669,118    6,852,089
Units purchased and transferred from other
 funding options ............................      421,191    2,225,326     2,522,040   11,951,640      256,143      735,656
Units redeemed and transferred to other
 funding options ............................   (2,337,949)  (1,211,392)  (25,930,191)  (5,308,982)  (1,504,229)  (1,918,627)
                                                ----------   ----------   -----------   ----------   ----------   ----------
Units end of year ...........................           --    1,916,758            --   23,408,151    4,421,032    5,669,118
                                                ==========   ==========   ===========   ==========   ==========   ==========

                                                 American Funds                                         American Funds
                                                  Global Growth          American Funds Growth          Growth-Income
                                                Investment Option          Investment Option           Investment Option
                                                    (Class 2)                  (Class 2)                   (Class 2)
                                             -----------------------   -------------------------   -------------------------
                                                2006         2005         2006          2005          2006          2005
                                                ----         ----         ----          ----          ----          ----

Units beginning of year ..................    7,454,459    6,002,815    43,428,155    29,767,865    28,651,542    21,268,269
Units purchased and transferred from
 other funding options ...................    6,614,662    3,666,314    33,592,016    32,833,399    27,006,920    26,178,380
Units redeemed and transferred to other
 funding options .........................   (2,202,303)  (2,214,670)  (24,467,513)  (19,173,109)  (27,543,042)  (18,795,107)
                                             ----------   ----------   -----------   -----------   -----------   -----------
Units end of year ........................   11,866,818    7,454,459    52,552,658    43,428,155    28,115,420    28,651,542
                                             ==========   ==========   ===========   ===========   ===========   ===========

                                                                           Credit Suisse Trust         Delaware VIP REIT
                                              Capital Appreciation          Emerging Markets           Investment Option
                                                Investment Option           Investment Option           (Standard Class)
                                            -------------------------   -------------------------   ------------------------
                                               2006          2005          2006          2005          2006          2005
                                               ----          ----          ----          ----          ----          ----

Units beginning of year .................    35,853,338    36,421,170    21,057,883    15,850,319    17,386,689   14,676,439
Units purchased and transferred from
 other funding options ..................     5,712,167    14,838,314    14,124,052    20,356,081     2,305,799    8,127,487
Units redeemed and transferred to other
 funding options ........................   (41,565,505)  (15,406,146)  (32,985,031)  (15,148,517)  (19,692,488)  (5,417,237)
                                            -----------   -----------   -----------   -----------   -----------   ----------
Units end of year .......................            --    35,853,338     2,196,904    21,057,883            --   17,386,689
                                            ===========   ===========   ===========   ===========   ===========   ==========

6. Schedules of Units
   for the years ended December 31, 2006 and 2005  --  (Continued)

                                                     Delaware VIP              Dreyfus VIF                Dreyfus VIF
                                                    Small Cap Value            Appreciation            Developing Leaders
                                                   Investment Option        Investment Option          Investment Option
                                                   (Standard Class)          (Initial Shares)           (Initial Shares)
                                                 ---------------------   ------------------------   ------------------------
                                                   2006        2005         2006          2005         2006          2005
                                                   ----        ----         ----          ----         ----          ----

Units beginning of year ......................   2,206,940      34,904     3,961,249    6,687,251    20,962,247   19,452,632
Units purchased and transferred from other
 funding options .............................   2,462,639   2,777,773    42,693,564    7,032,165     8,934,568    9,340,788
Units redeemed and transferred to other
 funding options .............................    (865,847)   (605,737)  (24,609,325)  (9,758,167)  (17,284,456)  (7,831,173)
                                                 ---------   ---------   -----------   ----------   -----------   ----------
Units end of year ............................   3,803,732   2,206,940    22,045,488    3,961,249    12,612,359   20,962,247
                                                 =========   =========   ===========   ==========   ===========   ==========

                                                                              FTVIPT Franklin           FTVIPT Templeton
                                                                           Small-Mid Cap Growth         Developing Markets
                                               DWS VIT Small Cap Index          Securities                 Securities
                                                  Investment Option          Investment Option          Investment Option
                                                      (Class A)                  (Class 2)                  (Class 2)
                                             -------------------------   -------------------------   -----------------------
                                                2006          2005          2006          2005          2006         2005
                                                ----          ----          ----          ----          ----         ----

Units beginning of year ..................    25,978,028    28,095,634    24,072,492    19,246,720    9,883,511    1,316,205
Units purchased and transferred from
 other funding options ...................    15,053,943    13,581,669     7,232,467    17,306,630    6,976,336   10,932,304
Units redeemed and transferred to other
 funding options .........................   (23,000,058)  (15,699,275)  (17,303,765)  (12,480,858)  (4,850,443)  (2,364,998)
                                             -----------   -----------   -----------   -----------   ----------   ----------
Units end of year ........................    18,031,913    25,978,028    14,001,194    24,072,492   12,009,404    9,883,511
                                             ===========   ===========   ===========   ===========   ==========   ==========

                                                                                        FTVIPT
                                                                                      Templeton
                                                                                     Global Asset        FTVIPT Templeton
                                                            FTVIPT Templeton          Allocation          Global Income
                                                           Foreign Securities         Investment            Securities
                                                           Investment Option            Option           Investment Option
                                                               (Class 2)               (Class 1)            (Class 1)
                                                        ------------------------   ----------------   ----------------------
                                                           2006         2005         2006      2005      2006        2005
                                                           ----         ----         ----      ----      ----        ----

Units beginning of year .............................   18,040,869    13,746,607          --    --       835,723     125,168
Units purchased and transferred from other funding
 options ............................................    7,111,197    15,440,134   3,868,206    --     3,788,001   1,353,770
Units redeemed and transferred to other funding
 options ............................................   (8,405,407)  (11,145,872)   (493,423)   --    (1,270,832)   (643,215)
                                                        ----------   -----------   ---------   ---    ----------   ---------
Units end of year ...................................   16,746,659    18,040,869   3,374,783    --     3,352,892     835,723
                                                        ==========   ===========   =========   ===    ==========   =========

                                                   FTVIPT Templeton
                                                   Growth Securities                                  Janus Aspen Balanced
                                                   Investment Option         High Yield Bond           Investment Option
                                                       (Class 2)            Investment Option           (Service Shares)
                                                 ---------------------   ------------------------   ------------------------
                                                    2006        2005        2006          2005         2006          2005
                                                    ----        ----        ----          ----         ----          ----

Units beginning of year ......................      648,599      9,676    25,457,180   22,061,309    15,213,986   11,006,159
Units purchased and transferred from other
 funding options .............................      438,302    918,344     5,151,401    9,854,401     4,258,820    7,611,584
Units redeemed and transferred to other
 funding options .............................   (1,086,901)  (279,421)  (30,608,581)  (6,458,530)  (19,472,806)  (3,403,757)
                                                 ----------   --------   -----------   ----------   -----------   ----------
Units end of year ............................           --    648,599            --   25,457,180            --   15,213,986
                                                 ==========   ========   ===========   ==========   ===========   ==========

6. Schedules of Units
   for the years ended December 31, 2006 and 2005  --  (Continued)

                                                           Janus Aspen               Janus Aspen
                                                        Global Technology         Worldwide Growth        LMPIS Government
                                                        Investment Option         Investment Option       Investment Option
                                                        (Service Shares)          (Service Shares)            (Class A)
                                                     -----------------------   -----------------------   -------------------
                                                        2006         2005         2006         2005        2006       2005
                                                        ----         ----         ----         ----        ----       ----

Units beginning of year ..........................    4,764,842    3,234,562    2,727,102    3,408,069    185,366         --
Units purchased and transferred from other
 funding options .................................    4,169,997    6,709,678    1,664,018    1,852,410    330,594    406,173
Units redeemed and transferred to other funding
 options .........................................   (5,223,888)  (5,179,398)  (1,411,378)  (2,533,377)  (376,315)  (220,807)
                                                     ----------   ----------   ----------   ----------   --------   --------
Units end of year ................................    3,710,951    4,764,842    2,979,742    2,727,102    139,645    185,366
                                                     ==========   ==========   ==========   ==========   ========   ========

                                                                                   LMPVPI
                                                                                 Global High
                                                         LMPVPI All Cap           Yield Bond            LMPVPI Investors
                                                       Investment Option       Investment Option       Investment Option
                                                           (Class I)               (Class I)               (Class I)
                                                    ------------------------   ------------------   ------------------------
                                                       2006          2005         2006       2005      2006          2005
                                                       ----          ----         ----       ----      ----          ----

Units beginning of year .........................     5,927,589    5,893,286            --    --     25,474,639   24,027,550
Units purchased and transferred from other
 funding options ................................    10,585,930    2,596,431    37,830,796    --      6,972,099   10,226,779
Units redeemed and transferred to other funding
 options ........................................   (10,528,584)  (2,562,128)  (20,237,517)   --    (27,494,466)  (8,779,690)
                                                    -----------   ----------   -----------   ---    -----------   ----------
Units end of year ...............................     5,984,935    5,927,589    17,593,279    --      4,952,272   25,474,639
                                                    ===========   ==========   ===========   ===    ===========   ==========

                                                                                LMPVPI Total
                                                    LMPVPI Strategic Bond          Return            LMPVPII Equity Index
                                                      Investment Option       Investment Option        Investment Option
                                                          (Class I)               (Class I)               (Class I)
                                                   -----------------------   -------------------   -------------------------
                                                      2006         2005        2006       2005        2006          2005
                                                      ----         ----        ----       ----        ----          ----

Units beginning of year ........................    2,547,493    3,278,930    381,759    342,505    80,402,534    91,860,237
Units purchased and transferred from other
 funding options ...............................    3,037,048    2,079,564    739,530    360,071    32,722,981    30,183,367
Units redeemed and transferred to other funding
 options .......................................   (2,613,362)  (2,811,001)  (502,295)  (320,817)  (86,769,240)  (41,641,070)
                                                   ----------   ----------   --------   --------   -----------   -----------
Units end of year ..............................    2,971,179    2,547,493    618,994    381,759    26,356,275    80,402,534
                                                   ==========   ==========   ========   ========   ===========   ===========

                                                                                                             LMPVPIII
                                                          LMPVPII                  LMPVPIII              International All
                                                     Fundamental Value         Aggressive Growth            Cap Growth
                                                     Investment Option         Investment Option         Investment Option
                                                  -----------------------   -----------------------   ----------------------
                                                     2006         2005         2006         2005        2006         2005
                                                     ----         ----         ----         ----        ----         ----

Units beginning of year .......................    3,550,693    3,388,297    4,054,819    1,824,729     427,269    2,874,776
Units purchased and transferred from other
 funding options ..............................      871,428    1,242,042    3,655,595    3,869,347     896,355      497,602
Units redeemed and transferred to other
 funding options ..............................   (1,489,974)  (1,079,646)  (3,223,838)  (1,639,257)   (316,404)  (2,945,109)
                                                  ----------   ----------   ----------   ----------   ---------   ----------
Units end of year .............................    2,932,147    3,550,693    4,486,576    4,054,819   1,007,220      427,269
                                                  ==========   ==========   ==========   ==========   =========   ==========

6. Schedules of Units
   for the years ended December 31, 2006 and 2005  --  (Continued)

                                                                                   LMPVPIII                Lord Abbett
                                                         LMPVPIII              Social Awareness         Growth and Income
                                                     Large Cap Growth               Stock               Investment Option
                                                     Investment Option        Investment Option            (Class VC)
                                                  -----------------------   ----------------------   -----------------------
                                                     2006         2005        2006         2005         2006         2005
                                                     ----         ----        ----         ----         ----         ----

Units beginning of year .......................    9,675,698   12,355,534   2,249,007    2,200,914    2,135,507    1,081,989
Units purchased and transferred from other
 funding options ..............................    5,218,321    6,669,025     479,472    1,246,326    2,141,587    2,128,266
Units redeemed and transferred to other
 funding options ..............................   (7,413,192)  (9,348,861)   (493,075)  (1,198,233)  (1,505,557)  (1,074,748)
                                                  ----------   ----------   ---------   ----------   ----------   ----------
Units end of year .............................    7,480,827    9,675,698   2,235,404    2,249,007    2,771,537    2,135,507
                                                  ==========   ==========   =========   ==========   ==========   ==========

                                                                                                             MIST BlackRock
                                                               Lord Abbett Mid-Cap     MIST Batterymarch     Large-Cap Core
                                                                      Value              Mid-Cap Stock         Investment
                                                                Investment Option      Investment Option         Option
                                                                   (Class VC)              (Class A)            (Class A)
                                                             -----------------------   ------------------   ----------------
                                                                2006         2005         2006       2005     2006      2005
                                                                ----         ----         ----       ----     ----      ----

Units beginning of year ..................................    9,126,608    4,301,219            --    --           --    --
Units purchased and transferred from other funding
 options .................................................    7,267,810    6,327,064    24,942,292    --    1,353,772    --
Units redeemed and transferred to other funding options ..   (8,211,192)  (1,501,675)  (15,511,196)   --     (448,991)   --
                                                             ----------   ----------   -----------   ---    ---------   ---
Units end of year ........................................    8,183,226    9,126,608     9,431,096    --      904,781    --
                                                             ==========   ==========   ===========   ===    =========   ===

                                                                     MIST Harris          MIST Janus
                                                                       Oakmark             Capital         MIST Lord Abbett
                                                                    International        Appreciation       Bond Debenture
                                                                     Investment       Investment Option       Investment
                                                                  Option (Class A)        (Class A)        Option (Class A)
                                                                  -----------------   ------------------   -----------------
                                                                     2006      2005      2006       2005      2006      2005
                                                                     ----      ----      ----       ----      ----      ----

Units beginning of year .......................................           --    --             --    --            --    --
Units purchased and transferred from other funding options ....   16,387,655    --     43,070,983    --     9,175,755    --
Units redeemed and transferred to other funding options .......   (6,560,111)   --    (25,247,972)   --    (5,002,777)   --
                                                                  ----------   ---    -----------   ---    ----------   ---
Units end of year .............................................    9,827,544    --     17,823,011    --     4,172,978    --
                                                                  ==========   ===    ===========   ===    ==========   ===

                                                                  MIST Lord Abbett                           MIST Met/AIM
                                                                     Growth and       MIST Lord Abbett         Capital
                                                                       Income           Mid-Cap Value        Appreciation
                                                                     Investment          Investment       Investment Option
                                                                  Option (Class B)    Option (Class B)        (Class A)
                                                                  -----------------   -----------------   ------------------
                                                                     2006      2005      2006      2005      2006       2005
                                                                     ----      ----      ----      ----      ----       ----

Units beginning of year .......................................           --    --            --    --             --    --
Units purchased and transferred from other funding options ....    6,977,729    --    10,451,977    --     23,083,066    --
Units redeemed and transferred to other funding options .......   (1,346,500)   --    (1,590,105)   --    (20,206,125)   --
                                                                  ----------   ---    ----------   ---    -----------   ---
Units end of year .............................................    5,631,229    --     8,861,872    --      2,876,941    --
                                                                  ==========   ===    ==========   ===    ===========   ===

6. Schedules of Units
   for the years ended December 31, 2006 and 2005  --  (Continued)

                                                                         MIST Met/AIM
                                                                          Small Cap        MIST Neuberger      MIST Pioneer
                                                                            Growth             Berman              Fund
                                                                          Investment        Real Estate         Investment
                                                                            Option        Investment Option       Option
                                                                           (Class A)         (Class A)           (Class A)
                                                                        --------------   ------------------   --------------
                                                                         2006     2005      2006       2005    2006     2005
                                                                         ----     ----      ----       ----    ----     ----

Units beginning of year .............................................        --    --             --    --         --    --
Units purchased and transferred from other funding options ..........   205,784    --     35,141,988    --    118,375    --
Units redeemed and transferred to other funding options .............   (22,284)   --    (15,155,639)   --       (155)   --
                                                                        -------   ---    -----------   ---    -------   ---
Units end of year ...................................................   183,500    --     19,986,349    --    118,220    --
                                                                        =======   ===    ===========   ===    =======   ===

                                                                 MSF BlackRock        MSF BlackRock         MSF BlackRock
                                                               Aggressive Growth       Bond Income          Money Market
                                                               Investment Option    Investment Option     Investment Option
                                                                   (Class D)            (Class A)             (Class A)
                                                               ------------------   ------------------   -------------------
                                                                  2006       2005      2006       2005       2006       2005
                                                                  ----       ----      ----       ----       ----       ----

Units beginning of year ....................................            --    --             --    --              --    --
Units purchased and transferred from other funding options .    50,632,969    --     23,893,505    --     210,047,351    --
Units redeemed and transferred to other funding options ....   (39,003,258)   --    (16,869,997)   --    (112,124,268)   --
                                                               -----------   ---    -----------   ---    ------------   ---
Units end of year ..........................................    11,629,711    --      7,023,508    --      97,923,083    --
                                                               ===========   ===    ===========   ===    ============   ===

                                                                    MSF Capital
                                                                   Guardian U.S.
                                                                       Equity                                MSF FI Value
                                                                     Investment       MSF FI Large Cap         Leaders
                                                                       Option        Investment Option    Investment Option
                                                                      (Class A)          (Class A)            (Class D)
                                                                  ----------------   ------------------   ------------------
                                                                    2006      2005      2006       2005      2006       2005
                                                                    ----      ----      ----       ----      ----       ----

Units beginning of year .......................................          --    --             --    --             --    --
Units purchased and transferred from other funding options ....   4,814,861    --     46,711,723    --     39,979,922    --
Units redeemed and transferred to other funding options .......    (645,918)   --    (43,601,975)   --    (27,616,964)   --
                                                                  ---------   ---    -----------   ---    -----------   ---
Units end of year .............................................   4,168,943    --      3,109,748    --     12,362,958    --
                                                                  =========   ===    ===========   ===    ===========   ===

                                                                                                              MSF MetLife
                                                                        MSF MetLife        MSF MetLife      Conservative to
                                                                         Aggressive        Conservative         Moderate
                                                                         Allocation         Allocation         Allocation
                                                                         Investment         Investment         Investment
                                                                           Option             Option             Option
                                                                          (Class B)          (Class B)          (Class B)
                                                                      ----------------   ----------------   ----------------
                                                                        2006      2005     2006      2005     2006      2005
                                                                        ----      ----     ----      ----     ----      ----

Units beginning of year ...........................................          --    --           --    --           --    --
Units purchased and transferred from other funding options            1,449,185    --    4,893,764    --    9,139,665    --
Units redeemed and transferred to other funding options                (399,607)   --     (415,524)   --      (71,348)   --
                                                                      ---------   ---    ---------   ---    ---------   ---
Units end of year                                                     1,049,578    --    4,478,240    --    9,068,317    --
                                                                      =========   ===    =========   ===    =========   ===

6. Schedules of Units
   for the years ended December 31, 2006 and 2005  --  (Continued)

                                                                                          MSF MetLife
                                                                        MSF MetLife       Moderate to
                                                                          Moderate         Aggressive
                                                                         Allocation        Allocation      MSF MFS(R) Total
                                                                         Investment        Investment           Return
                                                                           Option            Option        Investment Option
                                                                          (Class B)         (Class B)          (Class F)
                                                                      ----------------   --------------   ------------------
                                                                        2006      2005    2006     2005      2006       2005
                                                                        ----      ----    ----     ----      ----       ----

Units beginning of year ...........................................          --    --         --    --             --    --
Units purchased and transferred from other funding options ........   1,978,570    --    505,557    --     60,506,141    --
Units redeemed and transferred to other funding options ...........     (12,866)   --    (79,427)   --    (32,989,298)   --
                                                                      ---------   ---    -------   ---    -----------   ---
Units end of year .................................................   1,965,704    --    426,130    --     27,516,843    --
                                                                      =========   ===    =======   ===    ===========   ===

                                                                  MSF Oppenheimer                            MSF Western
                                                                   Global Equity     MSF T. Rowe Price     Asset Management
                                                                     Investment       Large Cap Growth     High Yield Bond
                                                                       Option        Investment Option    Investment Option
                                                                      (Class B)          (Class B)            (Class A)
                                                                  ----------------   ------------------   ------------------
                                                                    2006      2005      2006       2005      2006       2005
                                                                    ----      ----      ----       ----      ----       ----

Units beginning of year .......................................          --    --             --    --             --    --
Units purchased and transferred from other funding options ....   1,083,220    --     32,139,349    --     28,556,649    --
Units redeemed and transferred to other funding options .......    (221,828)   --    (28,739,184)   --    (19,208,466)   --
                                                                  ---------   ---    -----------   ---    -----------   ---
Units end of year .............................................     861,392    --      3,400,165    --      9,348,183    --
                                                                  =========   ===    ===========   ===    ===========   ===

                                                    MSF Western
                                                  Asset Management
                                                  U.S. Government                                          PIMCO VIT
                                                 Investment Option           Money Market                 Low Duration
                                                     (Class A)             Investment Option           Investment Option
                                                 ------------------   ---------------------------   ------------------------
                                                    2006       2005       2006           2005          2006          2005
                                                    ----       ----       ----           ----          ----          ----

Units beginning of year ......................            --    --     140,291,031    118,172,862     6,919,197    2,317,192
Units purchased and transferred from other
 funding options .............................    28,635,596    --      55,939,923    153,345,194    42,027,176    8,100,441
Units redeemed and transferred to other
 funding options .............................   (15,787,584)   --    (196,230,954)  (131,227,025)  (17,671,203)  (3,498,436)
                                                 -----------   ---    ------------   ------------   -----------   ----------
Units end of year ............................    12,848,012    --              --    140,291,031    31,275,170    6,919,197
                                                 ===========   ===    ============   ============   ===========   ==========

                                                                                                         Pioneer Mid Cap
                                               PIMCO VIT Real Return      PIMCO VIT Total Return            Value VCT
                                                 Investment Option           Investment Option          Investment Option
                                               (Administrative Class)     (Administrative Class)           (Class II)
                                              ------------------------   -------------------------   -----------------------
                                                 2006          2005         2006          2005          2006         2005
                                                 ----          ----         ----          ----          ----         ----

Units beginning of year ...................    28,315,613   18,765,234    99,383,726   100,031,777    8,112,364    4,014,076
Units purchased and transferred from other
 funding options ..........................    60,230,347   18,374,449    73,396,328    57,097,234    3,800,987    6,628,727
Units redeemed and transferred to other
 funding options ..........................   (47,105,673)  (8,824,070)  (68,605,803)  (57,745,285)  (8,149,281)  (2,530,439)
                                              -----------   ----------   -----------   -----------   ----------   ----------
Units end of year .........................    41,440,287   28,315,613   104,174,251    99,383,726    3,764,070    8,112,364
                                              ===========   ==========   ===========   ===========   ==========   ==========

6. Schedules of Units
   for the years ended December 31, 2006 and 2005  --  (Continued)

                                                        Putnam VT               Putnam VT               Putnam VT Small
                                                    Discovery Growth       International Equity           Cap Value
                                                    Investment Option       Investment Option          Investment Option
                                                       (Class IB)               (Class IB)                 (Class IB)
                                                   -------------------   ------------------------   ------------------------
                                                     2006       2005        2006          2005         2006          2005
                                                     ----       ----        ----          ----         ----          ----

Units beginning of year ........................    425,019    501,685    19,832,788   13,701,013    19,819,570   17,673,199
Units purchased and transferred from other
 funding options ...............................    464,468    646,092    11,195,252   12,176,667    21,860,886   10,364,675
Units redeemed and transferred to other funding
 options .......................................   (607,039)  (722,758)  (26,399,364)  (6,044,892)  (22,527,620)  (8,218,304)
                                                   --------   --------   -----------   ----------   -----------   ----------
Units end of year ..............................    282,448    425,019     4,628,676   19,832,788    19,152,836   19,819,570
                                                   ========   ========   ===========   ==========   ===========   ==========

                                                                                                         Travelers AIM
                                                         Royce Micro-Cap        Royce Small-Cap       Capital Appreciation
                                                        Investment Option      Investment Option       Investment Option
                                                       --------------------   -------------------   ------------------------
                                                         2006        2005       2006       2005        2006          2005
                                                         ----        ----       ----       ----        ----          ----

Units beginning of year ............................          --         --     266,421        --    21,105,728   17,915,830
Units purchased and transferred from other funding
 options ...........................................   3,826,590    241,407   4,734,268   274,008     1,423,971    7,179,166
Units redeemed and transferred to other funding
 options ...........................................    (138,090)  (241,407)   (592,882)   (7,587)  (22,529,699)  (3,989,268)
                                                       ---------   --------   ---------   -------   -----------   ----------
Units end of year ..................................   3,688,500         --   4,407,807   266,421            --   21,105,728
                                                       =========   ========   =========   =======   ===========   ==========

                                               Travelers Convertible     Travelers Disciplined         Travelers Equity
                                                    Securities               Mid Cap Stock                  Income
                                                 Investment Option         Investment Option           Investment Option
                                              -----------------------   ------------------------   -------------------------
                                                 2006         2005         2006          2005         2006          2005
                                                 ----         ----         ----          ----         ----          ----

Units beginning of year ...................    3,606,904    3,386,336    20,638,934   20,734,197    38,278,408    33,550,899
Units purchased and transferred from other
 funding options ..........................      478,786    1,534,013     2,845,625    8,566,123     6,773,917    15,617,462
Units redeemed and transferred to other
 funding options ..........................   (4,085,690)  (1,313,445)  (23,484,559)  (8,661,386)  (45,052,325)  (10,889,953)
                                              ----------   ----------   -----------   ----------   -----------   -----------
Units end of year .........................           --    3,606,904            --   20,638,934            --    38,278,408
                                              ==========   ==========   ===========   ==========   ===========   ===========

                                                                                               Travelers        Travelers
                                                                                                Managed          Managed
                                                                                               Allocation       Allocation
                                                                                                Series:          Series:
                                                                                               Aggressive      Conservative
                                                                    Travelers Large Cap        Investment       Investment
                                                                     Investment Option           Option           Option
                                                                  ------------------------   --------------   --------------
                                                                     2006          2005       2006     2005    2006     2005
                                                                     ----          ----       ----     ----    ----     ----

Units beginning of year .......................................    36,377,351   37,177,094        --    --         --    --
Units purchased and transferred from other funding options ....     3,460,655    9,116,518    82,718    --     68,822    --
Units redeemed and transferred to other funding options .......   (39,838,006)  (9,916,261)  (82,718)   --    (68,822)   --
                                                                  -----------   ----------   -------   ---    -------   ---
Units end of year .............................................            --   36,377,351        --    --         --    --
                                                                  ===========   ==========   =======   ===    =======   ===

6. Schedules of Units
   for the years ended December 31, 2006 and 2005  --  (Continued)

                                                          Travelers
                                                           Managed
                                                          Allocation
                                                           Series:
                                                           Moderate         Travelers Mercury          Travelers MFS(R)
                                                          Investment         Large Cap Core             Mid Cap Growth
                                                            Option          Investment Option          Investment Option
                                                        --------------   -----------------------   -------------------------
                                                         2006     2005      2006         2005         2006          2005
                                                         ----     ----      ----         ----         ----          ----

Units beginning of year .............................        --    --       861,977    1,601,230    46,538,435    25,898,488
Units purchased and transferred from other funding
 options ............................................    73,208    --       144,224      440,035     5,550,561    39,942,742
Units redeemed and transferred to other funding
 options ............................................   (73,208)   --    (1,006,201)  (1,179,288)  (52,088,996)  (19,302,795)
                                                        -------   ---    ----------   ----------   -----------   -----------
Units end of year ...................................        --    --            --      861,977            --    46,538,435
                                                        =======   ===    ==========   ==========   ===========   ===========

                                                  Travelers MFS(R)          Travelers Mondrian
                                                    Total Return           International Stock       Travelers Quality Bond
                                                 Investment Option          Investment Option          Investment Option
                                              ------------------------   ------------------------   ------------------------
                                                 2006          2005         2006          2005         2006          2005
                                                 ----          ----         ----          ----         ----          ----

Units beginning of year ...................    41,077,707   37,114,979    12,601,443   12,953,423    24,078,207   22,472,065
Units purchased and transferred from other
 funding options ..........................     5,415,670   13,779,122     2,211,800    5,279,065     1,639,778    9,808,384
Units redeemed and transferred to other
 funding options ..........................   (46,493,377)  (9,816,394)  (14,813,243)  (5,631,045)  (25,717,985)  (8,202,242)
                                              -----------   ----------   -----------   ----------   -----------   ----------
Units end of year .........................            --   41,077,707            --   12,601,443            --   24,078,207
                                              ===========   ==========   ===========   ==========   ===========   ==========

                                                                                 Travelers
                                                 Travelers Strategic          U.S. Government               Travelers
                                                       Equity                   Securities            Van Kampen Enterprise
                                                  Investment Option          Investment Option          Investment Option
                                               -----------------------   -------------------------   -----------------------
                                                  2006         2005         2006          2005          2006         2005
                                                  ----         ----         ----          ----          ----         ----

Units beginning of year ....................    7,881,614    7,896,929    22,191,594    16,917,494    4,425,439    4,154,483
Units purchased and transferred from other
 funding options ...........................      747,622    2,020,793     2,168,220    15,354,307      415,979    2,179,823
Units redeemed and transferred to other
 funding options ...........................   (8,629,236)  (2,036,108)  (24,359,814)  (10,080,207)  (4,841,418)  (1,908,867)
                                               ----------   ----------   -----------   -----------   ----------   ----------
Units end of year ..........................           --    7,881,614            --    22,191,594           --    4,425,439
                                               ==========   ==========   ===========   ===========   ==========   ==========

                                                               UIF Emerging
                                                              Markets Equity        Vanguard VIF           Vanguard VIF
                                                                Investment        Diversified Value        Equity Index
                                                             Option (Class I)     Investment Option      Investment Option
                                                             -----------------   -------------------   ---------------------
                                                               2006      2005       2006       2005       2006        2005
                                                               ----      ----       ----       ----       ----        ----

Units beginning of year ..................................       4,989      --       17,811       --       170,904        --
Units purchased and transferred from other funding
 options .................................................   1,403,698   5,005   20,241,180   17,871    41,072,795   173,570
Units redeemed and transferred to other funding options ..    (793,722)    (16)  (8,997,140)     (60)  (21,940,040)   (2,666)
                                                             ---------   -----   ----------   ------   -----------   -------
Units end of year ........................................     614,965   4,989   11,261,851   17,811    19,303,659   170,904
                                                             =========   =====   ==========   ======   ===========   =======

                NOTES TO FINANCIAL STATEMENTS  --  (Concluded)

6. Schedules of Units
   for the years ended December 31, 2006 and 2005  --  (Concluded)

                                                                                                              Vanguard VIF
                                                                       Vanguard VIF                            Short-Term
                                                                      International       Vanguard VIF      Investment-Grade
                                                                        Investment       Mid-Cap Index         Investment
                                                                          Option       Investment Option         Option
                                                                      --------------   ------------------   ----------------
                                                                       2006     2005      2006       2005     2006     2005
                                                                       ----     ----      ----       ----     ----     ----

Units beginning of year ...........................................        --    --             --    --       3,451      --
Units purchased and transferred from other funding options ........   166,441    --     33,640,876    --     172,757   3,464
Units redeemed and transferred to other funding options ...........      (231)   --    (20,662,787)   --    (174,235)    (13)
                                                                      -------   ---    -----------   ---    --------   -----
Units end of year .................................................   166,210    --     12,978,089    --       1,973   3,451
                                                                      =======   ===    ===========   ===    ========   =====

                                                                Vanguard VIF
                                                               Small Company           VIP Asset
                                                                   Growth              Manager SM         VIP Contrafund(R)
                                                                 Investment        Investment Option      Investment Option
                                                                   Option           (Initial Class)        (Initial Class)
                                                              ----------------   ----------------------   ------------------
                                                                2006      2005     2006         2005         2006       2005
                                                                ----      ----     ----         ----         ----       ----

Units beginning of year ...................................          --    --    2,417,203    3,609,774            --    --
Units purchased and transferred from other funding options    1,316,743    --    1,628,474    1,535,180    22,077,142    --
Units redeemed and transferred to other funding options ...    (325,259)   --     (997,378)  (2,727,751)  (11,425,961)   --
                                                              ---------   ---    ---------   ----------   -----------   ---
Units end of year .........................................     991,484    --    3,048,299    2,417,203    10,651,181    --
                                                              =========   ===    =========   ==========   ===========   ===

                                                    VIP Contrafund(R)       VIP Growth & Income           VIP Mid Cap
                                                    Investment Option        Investment Option         Investment Option
                                                    (Service Class 2)        (Service Class 2)         (Service Class 2)
                                                 -----------------------   ----------------------   ------------------------
                                                    2006         2005         2006        2005         2006          2005
                                                    ----         ----         ----        ----         ----          ----

Units beginning of year ......................   15,003,501    9,276,405    9,431,000          --    12,009,948    6,111,412
Units purchased and transferred from other
 funding options .............................   17,249,353   11,090,866    3,621,831   9,470,422    32,921,033   10,462,641
Units redeemed and transferred to other
 funding options .............................   (6,586,020)  (5,363,770)  (1,312,547)    (39,422)  (22,257,460)  (4,564,105)
                                                 ----------   ----------   ----------   ---------   -----------   ----------
Units end of year ............................   25,666,834   15,003,501   11,740,284   9,431,000    22,673,521   12,009,948
                                                 ==========   ==========   ==========   =========   ===========   ==========


                                                                                  VIP Overseas
                                                                                Investment Option
                                                                                (Service Class 2)
                                                                             -----------------------
                                                                                2006         2005
                                                                                ----         ----

Units beginning of year ..................................................   11,009,148    3,340,584
Units purchased and transferred from other funding options ...............    6,453,610    9,891,974
Units redeemed and transferred to other funding options ..................   (4,553,499)  (2,223,410)
                                                                             ----------   ----------
Units end of year ........................................................   12,909,259   11,009,148
                                                                             ==========   ==========

                      CORPORATE VARIABLE LIFE SERIES I & 2
                          CORPORATE VARIABLE LIFE 2000
                           CORPORATE VARIABLE LIFE III
                                CORPORATE SELECT
                   CORPORATE OWNED VARIABLE LIFE INSURANCE IV

                  PART B -- STATEMENT OF ADDITIONAL INFORMATION
                                      (SAI)

                                      DATED

                                 APRIL 30, 2007

                                       FOR

              METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                                  (REGISTRANT)

                                    ISSUED BY

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                                   (DEPOSITOR)

This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains additional information about the Policies and MetLife Insurance Company of Connecticut. You should read this SAI in conjunction with the prospectuses for the Flexible Premium Variable Life Insurance Contract dated April 30, 2007 ("the Contract"). The defined terms used in this SAI are as defined in the prospectus.

Copies of the prospectuses may be obtained by writing to MetLife Insurance Company of Connecticut, Specialized Benefit Resources, 485-B Rt. One South, 4th Floor, Iselin, NJ 08830, or by calling 1-888-458-2654 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS



                                                                                   PAGE
                                                                                   ----


GENERAL INFORMATION AND HISTORY.................................................     3
  The Depositor.................................................................     3
  State Regulation..............................................................     3
  The Registrant................................................................     3
  Registration Statement........................................................     3
  The Custodian.................................................................     3
UNDERWRITING AND DISTRIBUTION AGREEMENTS........................................     3
  Distribution and Principal Underwriting Agreement.............................     3
  Compensation..................................................................     4
VALUATION OF ASSETS.............................................................     5
  Investment Options............................................................     5
  The Contract Value............................................................     5
  Accumulation Unit Value.......................................................     5
CALCULATION OF MONEY MARKET YIELD...............................................     6
ADDITIONAL INFORMATION ABOUT CONTRACT CHARGES...................................     6
  Special Purchase Plans........................................................     6
  Underwriting Procedures.......................................................     6
  Increases and Decreases in Stated Amount......................................     7
ADDITIONAL FEDERAL TAX CONSIDERATIONS...........................................     7
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...................................     7
FINANCIAL STATEMENTS............................................................     7

                         GENERAL INFORMATION AND HISTORY

THE DEPOSITOR. MetLife Insurance Company of Connecticut, (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415, and its telephone number is (860) 308-1000.

The Company is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its affiliates and subsidiaries, is a leading provider of insurance and other financial services to a broad spectrum of individual and institutional customers.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the Commissioner). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE REGISTRANT. MetLife Insurance Company of Connecticut sponsors a separate account: The MetLife of CT Fund UL III for Variable Life Insurance (Fund UL
III). Fund UL III was established under the laws of Connecticut on January 15, 1999. Fund UL III is registered with the Securities and Exchange Commission
(SEC) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "a separate account." Separate accounts are primarily designed to keep policy assets separate from other company assets.

REGISTRATION STATEMENT. Registration Statements have been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statements, their amendments and exhibits, contain information beyond that found in the prospectuses and the SAI.

THE CUSTODIAN. The Company holds title to the assets in the Separate Account.

                    UNDERWRITING AND DISTRIBUTION AGREEMENTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. Information about the distribution of the Policies is contained in the prospectus (see "Distribution & Compensation"). Additional information is provided below.

MetLife Investors Distribution Company ("MLIDC") serves as the principal underwriter and distributor of the securities offered through this prospectus pursuant to the terms of the Distribution and Principal Underwriting Agreement. Prior to October 20, 2006, the principal underwriter and distributor was MLI Distribution LLC, which merged with and into MLIDC on that date. MLIDC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The following table shows the amount of commissions paid to and the amount of commissions retained by MLIDC over the past three years.

                         MLIDC UNDERWRITING COMMISSIONS


                        UNDERWRITING COMMISSIONS PAID TO
                                     MLIDC                     AMOUNT OF UNDERWRITING COMMISSIONS
       YEAR                      BY THE COMPANY                        RETAINED BY MLIDC
-----------------     -----------------------------------     -----------------------------------


  2006...........                 $ 8,462,281                                  $0
  2005...........                 $17,728,827                                  $0
  2004...........                 $17,562,000                                  $0


The Policies are offered on a continuous basis. MLIDC enters into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Policies but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. We intend to offer the Policy in all jurisdictions where we are licensed to do business and where the Policy is approved.

COMPENSATION. Broker-dealers who have selling agreements with MLIDC are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy and from profits on payments received by the Company and MLIDC from the Funds.

The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firms for services the broker-dealer firms provide in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer firms, the hiring and training of the broker-dealer firms' sales personnel, the sponsoring of conferences and seminars by the broker-dealer firms, or general marketing services performed by the broker-dealer firms. The broker-dealer firms may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contract, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firms or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firms and their registered representatives to favor the Company's products. The amount of additional compensation (non-commission amounts) paid to selected broker-dealer firms during 2006 ranged from $2,029 to $2,179,850. The amount of commissions paid to selected broker-dealer firms during 2006 ranged from $1,229,012 to $11,402,602. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected broker-dealer firms during 2006 ranged from $1,231,041 to $13,582,452.

The following list sets forth the names of broker-dealer firms that have entered into preferred distribution arrangements with the Company and MLIDC under which the broker-dealer firms received additional compensation in 2006 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the Contracts). The broker-dealer firms are listed in alphabetical order:

Citicorp Investment Services
Citigroup Global Markets Inc. (d/b/a Smith Barney)
DWS Scudder Distributors, Inc.
Merrill Lynch, Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW, Inc.

PFS Investments, Inc. (d/b/a Primerica)
Pioneer Funds Distributor, Inc.
Tower Square Securities, Inc.

There are other broker-dealer firms who receive compensation for servicing our contracts, and the account value of the contracts or the amount of added purchase payments received may be included in determining their additional compensation, if any.

                               VALUATION OF ASSETS

INVESTMENT OPTIONS. The value of the assets of each Investment Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

THE CONTRACT VALUE. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of an Investment Option from one valuation period to the next. The net investment factor for an Investment Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Investment Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of an Investment Option is equal to (a) minus (b), divided by (c) where:

               (a) = investment income plus capital gains and losses (whether realized or unrealized);

               (b) = any deduction for applicable taxes (presently zero); and

               (c) = the value of the assets of the Investment Option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. An Investment Option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the accumulation unit for each Investment Option was initially established at $1.00. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Investment Option and takes into account the investment performance, expenses and the deduction of certain expenses.

                        CALCULATION OF MONEY MARKET YIELD

From time to time, we may quote in advertisements and sales literature the adjusted and unadjusted effective yield for a money market Investment Option for a 7-day period, as described below. On a Contract-specific basis, the effective yield is computed at each month-end according to the following formula:

       Effective Yield = ((Base Return + 1) to the power of (365 / 7)) - 1

Where:

Base Return = (AUV Change - Contract Charge Adjustment) / Prior AUV.

AUV Change = Current AUV - Prior AUV.

Contract Charge Adjustment = Average AUV x Period Charge.

Average AUV = (Current AUV + Prior AUV) / 2.

Period Charge = Annual Contract Fee x (7/365).

Prior AUV = Unit value as of 7 days prior.

Current AUV = Unit value as of the reporting period (last day of the month).

We may also quote the effective yield of a money market Investment Option for the same 7-day period, determined on an unadjusted basis (which does not deduct Contract-level charges), according to the same formula but where:

Base Return = AUV Change / Prior AUV

Because of the charges and deductions imposed under the Contract, the yield for the Investment Option will be lower than the yield for the corresponding Fund. The yields on amounts held in the Investment Option normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the Investment Option is affected by changes in interest rates on money market securities, average portfolio maturity of the Fund, the types and qualities of portfolio securities held by the Fund, and the Fund's operating expenses. Yields on amounts held in the Investment Option may also be presented for periods other than a 7-day period.

                  ADDITIONAL INFORMATION ABOUT CONTRACT CHARGES

SPECIAL PURCHASE PLANS. We reserve the right to waive all or a part of any fee we charge under the Contract (excluding Fund expenses). Factors we consider include one or more of the following: size and type of group to whom the Contract is issues; amount of expected premiums; relationship with us or an affiliated company, receiving distributions or making transfers from other contracts we or one of our affiliates issue; type and frequency of administrative and sales service provided; or any other factor we determine relevant. Any fee modification will not discriminate unfairly against protected classes of individuals and will be done according to our rules in effect at the time the Policy is issued.

UNDERWRITING PROCEDURES. The Contract's cost of insurance depends on the insured's sex, issue age, risk class and length of time the Contract has been in force. The rates will vary depending on tobacco use and other risk factors. Guaranteed cost of insurance rates are based on the Insured's attained age and are equal to the 1980 Insurance Commissioners Standard Ordinary Male and Female Mortality Tables. The maximum rates for the tables-rated substandard insureds are based on a multiple (shown in the schedule pages of the Contract) of the above rates. We may add flat extra ratings to reflect higher mortality risk. Any change in the cost of insurance rates will apply to all insureds of the same age, gender and risk class.

The cost of insurance rates, Policy charges, and payment options for Contracts issued in Montana, and perhaps other states are issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males.

INCREASES AND DECREASES IN STATED AMOUNT. After the first Policy Year, You may request in writing to change the Stated Amount. When your Stated Amount changes, your policy charges and possibly your Death Benefit will also change. If you increase or decrease your Stated Amount your Contract may become a modified endowment contract (MEC) under federal tax law (please see the Federal Income Taxes section of the Prospectus for more information and consult your tax adviser for information on the impact a modified endowment contract may effect you).

Under some circumstances you will need to provide evidence that the insured(s) is still insurable and that an insurable interest continues to exist. Any change in Stated Amount will be effective on either the next or prior Monthly Deduction Date after the change has been approved by us.

When we increase the Stated Amount we issue an additional insurance segment. Each insurance segment has its own issue age, risk class and in certain instances, charges. After an increase in Stated Amount, different cost of insurance rates may apply to different segments of Stated Amount. If this happens we will attribute your Cash Value proportionately to each segment to compute our insurance risk and to calculate the cost of insurance charge. In addition, premiums received after an increase in Stated Amount has been effective will not be added together with premium received before the requested increase for purposes of determining the Sales Expense Charge.

                      ADDITIONAL FEDERAL TAX CONSIDERATIONS

If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the Fund may fail the diversification requirements of Section 817(h) of the Code, which could have adverse tax consequences for variable policy contract owners, including losing the benefit of tax deferral.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements and financial statement schedules of MetLife Insurance Company of Connecticut ("MetLife Connecticut") (formerly known as "The Travelers Insurance Company") and its subsidiaries (collectively the "Company") (which report expresses an unqualified opinion and includes an explanatory paragraph relating to a Transfer Agreement entered into on October 11, 2006 between MetLife Connecticut and MetLife Investors Group, Inc. ("MLIG"), both subsidiaries of MetLife, Inc. ("MetLife"), pursuant to which MetLife Connecticut acquired all of the stock of MetLife Investors USA Insurance Company ("MLI-USA") from MLIG. As the transaction was between entities under common control, the transaction was recorded and accounted for in a manner similar to a pooling-of-interests from July 1, 2005 (the "Acquisition Date"); further, as MLI-USA has been controlled by MetLife for longer than MetLife Connecticut, all amounts reported for periods prior to the Acquisition Date are those of MLI-USA) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

                              FINANCIAL STATEMENTS

The financial statements of MetLife Insurance Company of Connecticut follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contract and should not be considered as bearing on the investment performance of the Separate Account.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                                  ONE CITYPLACE

                        HARTFORD, CONNECTICUT 06103-3415

MIC-Book-49-50-                                                         May 2007
51-79-92-98

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of MetLife Insurance Company of Connecticut:

     We have audited the accompanying consolidated balance sheets of MetLife Insurance Company of Connecticut ("MetLife Connecticut") (formerly known as "The Travelers Insurance Company") and its subsidiaries (collectively the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 2006. Our audits also included the financial statement schedules listed in the Index to Consolidated Financial Statements and Schedules. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of MetLife Insurance Company of Connecticut and its subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

     As described in Notes 1 and 3 to the consolidated financials statements, on October 11, 2006, MetLife Connecticut entered into a Transfer Agreement with MetLife Investors Group, Inc. ("MLIG"), both subsidiaries of MetLife, Inc. ("MetLife"), pursuant to which MetLife Connecticut acquired all of the stock of MetLife Investors USA Insurance Company ("MLI-USA") from MLIG. As the transaction was between entities under common control, the transaction was recorded and accounted for in a manner similar to a pooling-of-interests from July 1, 2005 (the "Acquisition Date"); further, as MLI-USA has been controlled by MetLife for longer than MetLife Connecticut, all amounts reported for periods prior to the Acquisition Date are those of MLI-USA.


/S/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
New York, New York
March 30, 2007

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)



                                                                   2006       2005
                                                                 --------   --------


ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $48,406 and $53,231,
     respectively).............................................  $ 47,846   $ 52,589
  Trading securities, at fair value (cost: $0 and $457,
     respectively).............................................        --        452
  Equity securities available-for-sale, at estimated fair value
     (cost: $777 and $424, respectively).......................       795        421
  Mortgage and consumer loans..................................     3,595      2,543
  Policy loans.................................................       918        916
  Real estate and real estate joint ventures held-for-
     investment................................................       173         91
  Real estate held-for-sale....................................         7          5
  Other limited partnership interests..........................     1,082      1,252
  Short-term investments.......................................       777      1,769
  Other invested assets........................................     1,241      1,057
                                                                 --------   --------
     Total investments.........................................    56,434     61,095
Cash and cash equivalents......................................       649        571
Accrued investment income......................................       597        602
Premiums and other receivables.................................     8,410      7,008
Deferred policy acquisition costs and value of business
  acquired.....................................................     5,111      4,914
Current income tax recoverable.................................        94         48
Deferred income tax assets.....................................     1,007      1,120
Goodwill.......................................................       953        924
Other assets...................................................       765        442
Separate account assets........................................    50,067     44,524
                                                                 --------   --------
     Total assets..............................................  $124,087   $121,248
                                                                 ========   ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Future policy benefits.......................................  $ 19,654   $ 18,344
  Policyholder account balances................................    35,099     37,840
  Other policyholder funds.....................................     1,513      1,293
  Long-term debt -- affiliated.................................       435        435
  Payables for collateral under securities loaned and other
     transactions..............................................     9,155      9,737
  Other liabilities............................................       749      1,642
  Separate account liabilities.................................    50,067     44,524
                                                                 --------   --------
     Total liabilities.........................................   116,672    113,815
                                                                 --------   --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 12)
Stockholders' Equity:
  Common stock, par value $2.50 per share; 40,000,000 shares authorized; 34,595,317 shares issued and outstanding at
     December 31, 2006 and 2005................................        86         86
  Additional paid-in capital...................................     7,123      7,180
  Retained earnings............................................       520        581
  Accumulated other comprehensive income (loss)................      (314)      (414)
                                                                 --------   --------
     Total stockholders' equity................................     7,415      7,433
                                                                 --------   --------
     Total liabilities and stockholders' equity................  $124,087   $121,248
                                                                 ========   ========




          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)



                                                              2006     2005    2004
                                                             ------   ------   ----


REVENUES
Premiums...................................................  $  308   $  281   $  9
Universal life and investment-type product policy fees.....   1,268      862    159
Net investment income......................................   2,839    1,438    207
Other revenues.............................................     212      132     26
Net investment gains (losses)..............................    (521)    (198)    (9)
                                                             ------   ------   ----
  Total revenues...........................................   4,106    2,515    392
                                                             ------   ------   ----
EXPENSES
Policyholder benefits and claims...........................     792      570     18
Interest credited to policyholder account balances.........   1,316      720    153
Other expenses.............................................   1,173      678    179
                                                             ------   ------   ----
  Total expenses...........................................   3,281    1,968    350
                                                             ------   ------   ----
Income before provision for income tax.....................     825      547     42
Provision for income tax...................................     228      156     17
                                                             ------   ------   ----
Income before cumulative effect of a change in accounting,
  net of income tax........................................     597      391     25
Cumulative effect of a change in accounting, net of income
  tax......................................................      --       --      2
                                                             ------   ------   ----
Net income.................................................  $  597   $  391   $ 27
                                                             ======   ======   ====




          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)



                                                                               ACCUMULATED OTHER
                                                                          COMPREHENSIVE INCOME (LOSS)
                                                                          ---------------------------
                                                                                NET         FOREIGN
                                                    ADDITIONAL              UNREALIZED      CURRENCY
                                            COMMON    PAID-IN   RETAINED    INVESTMENT    TRANSLATION
                                             STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)   ADJUSTMENT   TOTAL
                                            ------  ----------  --------  --------------  -----------  ------


BALANCE AT JANUARY 1, 2004 (NOTE 3).......    $11     $  171      $ 163        $  32          $--      $  377
Capital contribution from MetLife
  Investors Group, Inc. ..................               300                                              300
Comprehensive income (loss):
  Net income..............................                           27                                    27
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments,  net of
       income tax.........................                                        (2)                      (2)
                                                                                                       ------
     Other comprehensive income (loss)....                                                                 (2)
                                                                                                       ------
  Comprehensive income (loss).............                                                                 25
                                              ---     ------      -----        -----          ---      ------
BALANCE AT DECEMBER 31, 2004..............     11        471        190           30           --         702
MetLife Insurance Company of Connecticut's
  common stock purchased by MetLife, Inc.
  (Notes 2 and 3).........................     75      6,709                                            6,784
Comprehensive income (loss):
  Net income..............................                          391                                   391
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments,  net of
       income tax.........................                                        (1)                      (1)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                      (445)                    (445)
     Foreign currency translation
       adjustments........................                                                      2           2
                                                                                                       ------
     Other comprehensive income (loss)....                                                               (444)
                                                                                                       ------
  Comprehensive income (loss).............                                                                (53)
                                              ---     ------      -----        -----          ---      ------
BALANCE AT DECEMBER 31, 2005..............     86      7,180        581         (416)           2       7,433
Revisions of purchase price pushed down to
  MetLife Insurance Company of
  Connecticut's net assets acquired (Note
  2)......................................                40                                               40
Dividend paid to MetLife, Inc. ...........              (259)      (658)                                 (917)
Capital contribution of intangible assets
  from MetLife,  Inc., net of income tax
  (Notes 8 and 14)........................               162                                              162
Comprehensive income (loss):
  Net income..............................                          597                                   597
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments,  net of
       income tax.........................                                        (5)                      (5)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                       107                      107
     Foreign currency translation
       adjustments, net of  income tax....                                                     (2)         (2)
                                                                                                       ------
     Other comprehensive income (loss)....                                                                100
                                                                                                       ------
  Comprehensive income (loss).............                                                                697
                                              ---     ------      -----        -----          ---      ------
BALANCE AT DECEMBER 31, 2006..............    $86     $7,123      $ 520        $(314)         $--      $7,415
                                              ===     ======      =====        =====          ===      ======




          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)



                                                                   2006       2005       2004
                                                                 --------   --------   -------


CASH FLOWS FROM OPERATING ACTIVITIES
Net Income....................................................   $    597   $    391   $    27
Adjustments to reconcile net income to net cash provided by
  operating activities:
     Depreciation and amortization expenses...................          6          4        --
     Amortization of premiums and accretion of discounts
       associated with investments, net.......................         74        112        21
     (Gains) losses from sales of investments and businesses,
       net....................................................        521        198         9
     Equity earnings of real estate joint ventures and other
       limited partnership interests..........................        (83)       (19)       --
     Interest credited to policyholder account balances.......      1,316        720       153
     Universal life and investment-type product policy fees...     (1,268)      (862)     (159)
     Change in accrued investment income......................          2        (68)       --
     Change in premiums and other receivables.................       (509)      (415)   (1,108)
     Change in deferred policy acquisition costs, net.........       (234)      (211)     (165)
     Change in insurance-related liabilities..................        234        812        17
     Change in trading securities.............................        (43)       103        --
     Change in income tax payable.............................        156        298        --
     Change in income tax recoverable.........................         --         --       (29)
     Change in other assets...................................        586        574       140
     Change in other liabilities..............................       (351)      (876)     (106)
     Other, net...............................................         --          2        --
                                                                 --------   --------   -------
Net cash provided by (used in) operating activities...........      1,004        763    (1,200)
                                                                 --------   --------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities................................     27,706     24,008     1,521
     Equity securities........................................        218        221         2
     Mortgage and consumer loans..............................      1,034        748        72
     Real estate and real estate joint ventures...............        126         65        --
     Other limited partnership interests......................        762        173        --
  Purchases of:
     Fixed maturity securities................................    (23,840)   (32,850)   (1,482)
     Equity securities........................................       (109)        --        --
     Mortgage and consumer loans..............................     (2,092)      (500)      (42)
     Real estate and real estate joint ventures...............        (56)       (13)       --
     Other limited partnership interests......................       (343)      (330)       --
  Net change in policy loans..................................         (2)         3        --
  Net change in short-term investments........................        991        599         7
  Net change in other invested assets.........................       (316)       233         1
  Other, net..................................................          1          3        --
                                                                 --------   --------   -------
Net cash provided by (used in) investing activities...........      4,080     (7,640)       79
                                                                 --------   --------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.................................................      8,185     11,230     4,541
     Withdrawals..............................................    (11,637)   (12,369)   (3,898)
  Net change in payables for collateral under securities
     loaned and other transactions............................       (582)     7,675       122
  Long-term debt issued.......................................         --        400        --
  Dividends on common stock...................................       (917)        --        --
  Capital contribution from MetLife Investors Group, Inc. ....         --         --       300
  Contribution of MetLife Insurance Company of Connecticut
     from MetLife, Inc., net of cash received  of $0, $443 and
     $0, respectively.........................................         --        443        --
  Other, net..................................................        (55)       (75)       --
                                                                 --------   --------   -------
Net cash (used in) provided by financing activities...........     (5,006)     7,304     1,065
                                                                 --------   --------   -------
Change in cash and cash equivalents...........................         78        427       (56)
Cash and cash equivalents, beginning of year..................        571        144       200
                                                                 --------   --------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR........................   $    649   $    571   $   144
                                                                 ========   ========   =======

Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Interest.................................................   $     31   $     18   $     2
                                                                 ========   ========   =======
     Income tax...............................................   $     81   $     87   $    (2)
                                                                 ========   ========   =======
  Non-cash transactions during the year:
     Net assets of MetLife Insurance Company of Connecticut
       acquired by MetLife, Inc. and contributed to MLI-USA
       net of cash received of $443 million...................   $     --   $  6,341   $    --
                                                                 ========   ========   =======
     Contribution of other intangible assets, net of deferred
       income tax.............................................   $    162   $     --   $   --
                                                                 ========   ========   =======
     Contribution of goodwill from MetLife, Inc. .............   $     29   $     --   $    --
                                                                 ========   ========   =======




--------
See Note 2 for further discussion of the net assets of MetLife Insurance Company of Connecticut acquired by MetLife, Inc. and contributed to MLI-USA.
See Note 19 for non-cash reinsurance transactions.

          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     "MICC" or the "Company" refers to MetLife Insurance Company of Connecticut (formerly, The Travelers Insurance Company), a Connecticut corporation incorporated in 1863 ("MetLife Connecticut"), and its subsidiaries, including MetLife Life and Annuity Company of Connecticut ("MLAC", formerly The Travelers Life and Annuity Company) and MetLife Investors USA Insurance Company ("MLI-USA"). The Company is a subsidiary of MetLife, Inc. ("MetLife"). The Company offers individual annuities, individual life insurance, and institutional protection and asset accumulation products.

     On July 1, 2005 (the "Acquisition Date"), MetLife Connecticut became a wholly-owned subsidiary of MetLife. MetLife Connecticut, together with substantially all of Citigroup Inc.'s ("Citigroup") international insurance businesses, excluding Primerica Life Insurance Company and its subsidiaries ("Primerica") (collectively, "Travelers"), were acquired by MetLife from Citigroup (the "Acquisition") for $12.1 billion. See Note 2 for further information on the Acquisition.

     On October 11, 2006, MetLife transferred MLI-USA to MetLife Connecticut. See Note 3.

     On February 14, 2006, a Certificate of Amendment was filed with the State of Connecticut Office of the Secretary of the State changing the name of The Travelers Insurance Company to MetLife Insurance Company of Connecticut, effective May 1, 2006.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of
(i) MLI-USA and effective July 1, 2005, MetLife Connecticut and its subsidiaries (See Notes 2 and 3); (ii) partnerships and joint ventures in which the Company has control; and (iii) variable interest entities ("VIEs") for which the Company is deemed to be the primary beneficiary. Intercompany accounts and transactions have been eliminated.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $43 million and $180 million at December 31, 2006 and 2005, respectively. At December 31, 2005, the Company was the majority owner of Tribeca Citigroup Investments Ltd. ("Tribeca") and consolidated the fund within its consolidated financial statements. During the second quarter of 2006, the Company's ownership interests in Tribeca declined to a position whereby Tribeca is no longer consolidated. See Note 4 for further information.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2006 presentation.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:



(i) the fair value of investments in the absence of quoted market values;
(ii)     investment impairments;
(iii)    the recognition of income on certain investments;
(iv) the application of the consolidation rules to certain investments;
(v)      the fair value of and accounting for derivatives;
(vi) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");
(vii)    the measurement of goodwill and related impairment, if any;
(viii)   the liability for future policyholder benefits;
(ix) accounting for income taxes and the valuation of deferred income tax assets;
(x)      accounting for reinsurance transactions; and
(xi)     the liability for litigation and regulatory matters.


     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. The application of purchase accounting requires the use of estimation techniques in determining the fair value of the assets acquired and liabilities assumed -- the most significant of which relate to the aforementioned critical estimates. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Investments

     The Company's principal investments are in fixed maturity and equity securities, mortgage and consumer loans, policy loans, real estate, real estate joint ventures and other limited partnerships, short-term investments and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale, except for trading securities, and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded as part of net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 4);
     (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Trading Securities. The Company's trading securities portfolio, principally consisting of fixed maturity and equity securities, supports investment strategies that involve the active and frequent purchase and sale of securities and the execution of short sale agreements and supports asset and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at fair value with subsequent changes in fair value recognized in net investment income. Related dividends and investment income are also included in net investment income. Beginning in the second quarter of 2006, the Company no longer holds a trading securities portfolio. (See also Note
     4)

          Securities Lending. Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% of the fair value of the securities loaned. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage and Consumer Loans. Mortgage and consumer loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income,

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and the partnership's operations. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and limited partnerships for impairments. For its cost method investments, it follows an impairment analysis which

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

          Other Invested Assets. Other invested assets consist primarily of stand-alone derivatives with positive fair values.

          Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments and the determination of fair values.

          The determination of the amount of allowances and impairments, as applicable, are described above by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g. loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, trading securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and
     (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

          Additionally, when the Company enters into certain real estate joint ventures and other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          The use of different methodologies and assumptions as to the timing and amount of impairments, recognition of income and the determination of the fair value of investments may have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company uses credit derivatives to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is a risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") as amended, changes in the fair value of the derivative are reported in net investment gains (losses). The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments and measurement of hedge effectiveness are also subject to interpretation and estimation, and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholders' equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the consolidated financial statements and that their related changes in fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $52 million and $2 million at December 31, 2006 and 2005, respectively. Accumulated amortization was $3 million at December 31, 2006 and the computer software was fully amortized at December 31, 2005. Related amortization expense was $3 million and $1 million for the years ended December 31, 2006 and 2005, respectively. There was no amortization expense for the year ended December 31, 2004.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC related to internally replaced contracts are generally expensed at the date of replacement.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating traditional contracts (term insurance and non-participating whole life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross profits which may have significantly changed. If the update of assumptions causes expected future gross profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

  Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, goodwill within Corporate & Other is allocated to reporting units within the Company's business segments. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units are determined using a market multiple and a discounted cash flow model. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for future policy benefit liabilities on non-participating traditional life insurance range from 4% to 7%.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3% to 9%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate used in establishing such liabilities is 4%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rate used in establishing such liabilities is 4%.

     Liabilities for unpaid claims and claim expenses for the Company's workers' compensation business are included in future policyholder benefits and are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


management programs, reduced for anticipated subrogation. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary guarantees relating to certain life policies as follows:

     - Annuity guaranteed death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder.

     - Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances ("PAB") for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       purchase payments plus applicable bonus amounts). The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - For both GMWB and GMAB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     - The fair values of the GMWB and GMAB riders are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits (at inception). The changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees. These riders may be more costly than expected in volatile or declining markets, causing an increase in liabilities for future policy benefits, negatively affecting net income.

     The Company issues both GMWBs and GMABs directly and assumes risk relating to GMWBs and GMABs issued by an affiliate through a financing agreement. Some of the risks associated with GMWBs and GMABs directly written and assumed were transferred to a different affiliate through another financing agreement and included in premiums and other receivables.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     PABs relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 0.5% to 12%, less expenses, mortality charges, and withdrawals; and (iii) fair value purchase accounting adjustments relating to the Acquisition.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims and unearned revenue liabilities.

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, and long-term care claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments. Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

     Premiums related to workers' compensation contracts are recognized as revenue on a pro rata basis over the applicable contract term.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  Other Revenues

     Other revenues include advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

  Income Taxes

     The Company and its includable life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended ("Code"). Non-includable subsidiaries file either a separate individual corporate tax return or a separate consolidated tax return. Prior to the transfer of MLI-USA to MetLife Connecticut, MLI-USA joined MetLife's includable affiliates in filing a federal income tax return. MLI-USA joined MetLife Connecticut's includable affiliates as of October 11, 2006.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred income tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     For U.S. federal income tax purposes, an election in 2005 under Internal Revenue Code Section 338 was made by the Company's parent, MetLife. As a result of this election, the tax basis in the acquired assets and liabilities was adjusted as of the Acquisition Date and the related deferred income tax asset established for the taxable difference from the book basis.

     The realization of deferred income tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:



    (i) future taxable income exclusive of reversing temporary differences and carryforwards;
    (ii)    future reversals of existing taxable temporary differences;
    (iii)   taxable income in prior carryback years; and
    (iv)    tax planning strategies.


     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities or when estimates used in determining valuation allowances on deferred income tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events such as changes in tax legislation could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance for its insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     The assumptions used to account for long-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance contracts and are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract as a deposit, net of related expenses. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenue or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenue or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

  Employee Benefit Plans

     Eligible employees, sales representatives and retirees of the Company are provided pension, postretirement and postemployment benefits under plans sponsored and administered by Metropolitan Life Insurance Company ("Metropolitan Life"), an affiliate of the Company. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from Metropolitan Life.

  Foreign Currency

     Balance sheet accounts are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS No. 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:



      (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;
      (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;
      (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and
      (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.


     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

  Other Pronouncements

     Effective November 15, 2006, the Company adopted U.S. Securities and Exchange Commission ("SEC") Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts ("SOP 03-1"), as interpreted by a Technical Practice Aid ("TPA"), issued by the American Institute of Certified Public Accountants ("AICPA") and FSP No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1"). SOP 03-1 provides guidance on: (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased the liability for future policyholder benefits for changes in the methodology relating to various guaranteed death and annuitization benefits and for determining liabilities for certain universal life insurance contracts by $2 million, which was reported as a cumulative effect of a change in accounting. This amount is net of corresponding changes in DAC, including unearned revenue liability, under certain variable annuity and life contracts and income tax. The application of SOP 03-1 increased the Company's 2004 net income by $3 million, including the cumulative effect of the adoption.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits all entities the option to measure most financial instruments and certain

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option will generally be applied on an instrument-by-instrument basis and is generally an irrevocable election. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is evaluating which eligible financial instruments, if any, it will elect to account for at fair value under SFAS 159 and the related impact on the Company's consolidated financial statements.

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require any new fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with the exception of:
(i) block discounts of financial instruments; and (ii) certain financial and hybrid instruments measured at initial recognition under SFAS 133 which is to be applied retrospectively as of the beginning of initial adoption (a limited form of retrospective application). The Company is currently evaluating the impact of SFAS 157 on the Company's consolidated financial statements. Implementation of SFAS 157 will require additional disclosures in the Company's consolidated financial statements.

     In June 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. FIN 48 will also require significant additional disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006. Based upon the Company's evaluation work completed to date, the Company expects to recognize a reduction to the January 1, 2007 balance of retained earnings of less than $1 million.

     In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. SFAS 156 will be applied prospectively and is effective for fiscal years beginning after September 15, 2006. The Company does not expect SFAS 156 to have a material impact on the Company's consolidated financial statements.

     In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. It is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

     In addition, in February 2007, related TPAs were issued by the AICPA to provide further clarification of SOP 05-1. The TPAs are effective concurrently with the adoption of the SOP. Based on the Company's interpretation of SOP 05-1 and related TPAs, the adoption of SOP 05-1 will result in a reduction to DAC and VOBA relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. The Company estimates that the adoption of SOP 05-1 as of January 1, 2007 will result in a cumulative effect adjustment of between $75 million and $95 million, net of income tax, which will be recorded as a reduction

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


to retained earnings. In addition, the Company estimates that accelerated DAC and VOBA amortization will reduce 2007 net income by approximately $5 million to $15 million, net of income tax.

2. ACQUISITION OF METLIFE INSURANCE COMPANY OF CONNECTICUT BY METLIFE, INC. FROM CITIGROUP INC.

     On the Acquisition Date, MetLife Connecticut became a subsidiary of MetLife. MetLife Connecticut, together with substantially all of Citigroup Inc.'s international insurance businesses, excluding Primerica Life Insurance Company and its subsidiaries, were acquired by MetLife from Citigroup for $12.1 billion. Prior to the Acquisition, MetLife Connecticut was a subsidiary of Citigroup Insurance Holding Company ("CIHC"). Primerica was distributed via dividend from MetLife Connecticut to CIHC on June 30, 2005 in contemplation of the Acquisition. The total consideration paid by MetLife for the purchase consisted of $11.0 billion in cash and 22,436,617 shares of MetLife's common stock with a market value of $1.0 billion to Citigroup and $100 million in other transaction costs.

     In accordance with FASB SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets, the Acquisition was accounted for by MetLife using the purchase method of accounting, which requires that the assets and liabilities of MetLife Connecticut be identified and measured at their fair value as of the acquisition date.

     Final Purchase Price Allocation and Goodwill

     The purchase price paid by MetLife has been allocated to the assets acquired and liabilities assumed using management's best estimate of their fair values as of the Acquisition Date. The computation of the purchase price and the allocation of the purchase price to the net assets acquired based upon their respective fair values as of July 1, 2005, and the resulting goodwill, as revised, are presented below.

     Based upon MetLife's method of allocating the purchase price to the entities acquired, the purchase price attributed to MetLife Connecticut increased by $40 million. The increase in purchase price was a result of additional consideration paid in 2006 by MetLife to Citigroup of $115 million and an increase in transaction costs of $3 million, offset by a $4 million reduction in restructuring costs for a total purchase price increase of $114 million.

     The allocation of purchase price was updated as a result of the additional purchase price attributed to MetLife Connecticut of $40 million, an increase of $15 million in the value of the future policy benefit liabilities and other policyholder funds resulting from the finalization of the evaluation of the Travelers underwriting criteria, an increase in securities of $24 million resulting from the finalization of the determination of the fair value of such securities, an increase in other liabilities of $2 million due to the receipt of additional information, all resulting in a net impact of the aforementioned adjustments increasing deferred income tax assets by $4 million. Goodwill increased by $29 million as a consequence of such revisions to the purchase price and the purchase price allocation.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                     AS OF JULY 1, 2005
                                                                     -------------------
                                                                        (IN MILLIONS)


TOTAL PURCHASE PRICE PAID BY METLIFE......................                 $12,084
  Purchase price attributed to other affiliates...........                   5,260
                                                                           -------
  Purchase price attributed to MetLife Connecticut........                   6,824
NET ASSETS OF METLIFE CONNECTICUT ACQUIRED PRIOR TO
  PURCHASE ACCOUNTING ADJUSTMENTS.........................  $8,207
ADJUSTMENTS TO REFLECT ASSETS ACQUIRED AT FAIR VALUE:
  Fixed maturity securities available-for-sale............      (2)
  Mortgage loans on real estate...........................      72
  Real estate and real estate joint ventures held-for-
     investment...........................................      39
  Other limited partnership interests.....................      48
  Other invested assets...................................     (36)
  Premiums and other receivables..........................   1,001
  Elimination of historical deferred policy acquisition
     costs................................................  (3,052)
  Value of business acquired..............................   3,490
  Value of distribution agreements and customer
     relationships acquired...............................      73
  Net deferred income tax asset...........................   1,751
  Elimination of historical goodwill......................    (196)
  Other assets............................................     (11)
ADJUSTMENTS TO REFLECT LIABILITIES ASSUMED AT FAIR VALUE:
  Future policy benefits..................................  (3,766)
  Policyholder account balances...........................  (1,870)
  Other liabilities.......................................     191
                                                            ------
NET FAIR VALUE OF ASSETS ACQUIRED AND LIABILITIES
  ASSUMED.................................................                   5,939
                                                                           -------
GOODWILL RESULTING FROM THE ACQUISITION ATTRIBUTED TO
  METLIFE CONNECTICUT.....................................                 $   885
                                                                           =======



     Goodwill resulting from the Acquisition has been allocated to the Company's segments, as well as Corporate & Other, as follows:


                                                                   AS OF JULY 1, 2005
                                                                   ------------------
                                                                      (IN MILLIONS)


Institutional....................................................         $312
Individual.......................................................          163
Corporate & Other................................................          410
                                                                          ----
  TOTAL..........................................................         $885
                                                                          ====



     The entire amount of goodwill is expected to be deductible for income tax purposes.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

CONDENSED STATEMENT OF NET ASSETS ACQUIRED

     The condensed statement of net assets acquired reflects the fair value of MetLife Connecticut's net assets as follows:


                                                                   AS OF JULY 1, 2005
                                                                   ------------------
                                                                      (IN MILLIONS)


ASSETS
  Fixed maturity securities available-for-sale...................        $41,210
  Trading securities.............................................            555
  Equity securities available-for-sale...........................            641
  Mortgage loans on real estate..................................          2,363
  Policy loans...................................................            884
  Real estate and real estate joint ventures held-for-
     investment..................................................            126
  Other limited partnership interests............................          1,120
  Short-term investments.........................................          2,225
  Other invested assets..........................................          1,205
                                                                         -------
     Total investments...........................................         50,329
  Cash and cash equivalents......................................            443
  Accrued investment income......................................            494
  Premiums and other receivables.................................          4,688
  Value of business acquired.....................................          3,490
  Goodwill.......................................................            885
  Other intangible assets........................................             73
  Deferred income tax asset......................................          1,178
  Other assets...................................................            730
  Separate account assets........................................         30,427
                                                                         -------
     Total assets acquired.......................................         92,737
                                                                         -------

LIABILITIES:
  Future policy benefits.........................................         17,565
  Policyholder account balances..................................         34,251
  Other policyholder funds.......................................            115
  Current income tax.............................................             36
  Other liabilities..............................................          3,519
  Separate account liabilities...................................         30,427
                                                                         -------
     Total liabilities assumed...................................         85,913
                                                                         -------
     Net assets acquired.........................................        $ 6,824
                                                                         =======



  Other Intangible Assets

     VOBA reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts in-force at the Acquisition Date. VOBA is based on actuarially determined projections, by each block of

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience.

     The value of the other identifiable intangibles reflects the estimated fair value of MetLife Connecticut's distribution agreements and customer relationships acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreements. If actual experience under the distribution agreements or with customer relationships differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience. See Notes 8 and 14 for additional information on the value of distribution agreements ("VODA") acquired from Citigroup.

     The use of discount rates was necessary to establish the fair value of VOBA, as well as the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital, as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

     The fair values of business acquired, distribution agreements and customer relationships acquired are as follows:


                                                                             WEIGHTED AVERAGE
                                                      AS OF JULY 1, 2005   AMORTIZATION PERIOD
                                                      ------------------   -------------------
                                                         (IN MILLIONS)          (IN YEARS)


Value of business acquired..........................        $3,490                  16
Value of distribution agreements and customer
  relationships acquired............................            73                  16
                                                            ------
  Total value of intangible assets acquired,
     excluding goodwill.............................        $3,563                  16
                                                            ======



3.  CONTRIBUTION OF METLIFE CONNECTICUT FROM METLIFE, INC.

     On October 11, 2006, MetLife Connecticut and MetLife Investors Group, Inc. ("MLIG"), both subsidiaries of MetLife, entered into a Transfer Agreement ("Transfer Agreement"), pursuant to which MetLife Connecticut agreed to acquire all of the outstanding stock of MLI-USA from MLIG in exchange for shares of MetLife Connecticut's common stock. To effectuate the exchange of shares, MetLife returned 10,000,000 shares just prior to the closing of the transaction and retained 30,000,000 shares representing 100% of the then issued and outstanding shares of MetLife Connecticut. MetLife Connecticut issued 4,595,317 new shares to MLIG in exchange for all of the outstanding common stock of MLI-USA. After the closing of the transaction, 34,595,317 shares of MetLife Connecticut's common stock are outstanding, of which MLIG holds 4,595,317 shares, with the remaining shares held by MetLife.

     In connection with the Transfer Agreement on October 11, 2006, MLIG transferred to MetLife Connecticut certain assets and liabilities, including goodwill, VOBA and deferred income tax liabilities, which remain outstanding from MetLife's acquisition of MLIG on October 30, 1997. The assets and liabilities have been included in the financial data of the Company for all periods presented.

     The transfer of MLI-USA to MetLife Connecticut was a transaction between entities under common control. Since MLI-USA was the original entity under common control, for financial statement reporting purposes, MLI-USA is considered the accounting acquirer of MetLife Connecticut. Accordingly, all financial data included in these financial statements periods prior to July 1, 2005 is that of MLI-USA. For periods subsequent to July 1, 2005, MetLife Connecticut has been combined with MLI-USA in a manner similar to a pooling of interests. Information

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


regarding the consolidated statements of income of the Company for the years ended December 31, 2006 and 2005 is as follows:


                                                                                              UNAUDITED
                                                                                         ------------------
                                                                                         THREE MONTHS ENDED      YEAR ENDED
                                                    UNAUDITED                             DECEMBER 31, 2006  DECEMBER 31, 2006
                         --------------------------------------------------------------  ------------------  -----------------
                                      NINE MONTHS ENDED SEPTEMBER 30, 2006
                         --------------------------------------------------------------
                                                   ASSETS AND LIABILITIES
                                                         OUTSTANDING
                                                       FROM METLIFE'S
                                                         ACQUISITION       CONSOLIDATED
                         MICC HISTORICAL  MLI-USA          OF MLIG            COMPANY             CONSOLIDATED COMPANY
                         ---------------  -------  ----------------------  ------------  -------------------------------------
                                                            (IN MILLIONS)


Total revenues.........       $2,509        $623             $--              $3,132            $974               $4,106
Total expenses.........       $1,905        $486             $--              $2,391            $890               $3,281
                              ------        ----             ---              ------            ----               ------
Income before provision
  for income tax.......          604         137              --                 741            $ 84                  825
Provision for income
  tax..................          177          35              --                 212            $ 16                  228
                              ------        ----             ---              ------            ----               ------
Net income.............       $  427        $102             $--              $  529            $ 68               $  597
                              ======        ====             ===              ======            ====               ======






                                                                   YEAR ENDED DECEMBER 31, 2005
                                                         -----------------------------------------------
                                                                   ASSETS AND LIABILITIES
                                      SIX MONTHS ENDED                   OUTSTANDING
                                     DECEMBER 31, 2005                 FROM METLIFE'S
                                     -----------------                   ACQUISITION        CONSOLIDATED
                                      MICC HISTORICAL    MLI-USA           OF MLIG             COMPANY
                                     -----------------   -------   ----------------------   ------------
                                                                (IN MILLIONS)


Total revenues.....................        $1,749          $766              $--               $2,515
Total expenses.....................        $1,410          $561              $(3)              $1,968
                                           ------          ----              ---               ------
Income before provision for income
  tax..............................           339           205                3                  547
Provision for income tax...........            98            57                1                  156
                                           ------          ----              ---               ------
Net income.........................        $  241          $148              $ 2               $  391
                                           ======          ====              ===               ======




     The par value of the common stock presented in the statement of stockholders' equity for periods prior to the Acquisition Date has been adjusted to reflect the par value of the MetLife Connecticut shares issued to MLIG in exchange for MLI-USA's common stock. Information regarding the adjustments to stockholders' equity is as follows:


                                                                                     ACCUMULATED
                                                                                        OTHER
                                                                                    COMPREHENSIVE
                                                                                       INCOME
                                                                                  ----------------
                                                          ADDITIONAL               NET UNREALIZED
                                             COMMON         PAID IN    RETAINED   INVESTMENT GAINS
                                              STOCK         CAPITAL    EARNINGS       (LOSSES)       TOTAL
                                             ------       ----------   --------   ----------------   -----


Balance of MLI-USA's equity at January 1,
  2004                                         $ 2           $ 98        $163            $39          $302
Issuance of MetLife Connecticut's common
  stock to MLIG                                 11  (1)       (11)         --             --            --
Elimination of MLI-USA's common stock           (2) (2)         2          --             --            --
Assets and liabilities outstanding from
  MetLife's acquisition of MLIG                 --             82          --             (7)           75
                                               ---           ----        ----            ---          ----
Balance of MICC's equity at January 1, 2004    $11           $171        $163            $32          $377
                                               ===           ====        ====            ===          ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) Represents the issuance of 4,595,317 shares of MetLife Connecticut's common stock, at $2.50 par value, by MetLife Connecticut to MLIG in exchange for all the outstanding common stock of MLI-USA, for a total adjustment of $11 million.

   (2) Represents the elimination of MLI-USA's common stock of $2 million.

The par value of the MetLife Connecticut common stock purchased by MetLife has been adjusted to reflect the return of the MetLife Connecticut common stock by MetLife in connection with the transfer of MetLife Connecticut to MLI-USA as follows:


                                                                                    ACCUMULATED
                                                                                       OTHER
                                                                                   COMPREHENSIVE
                                                                                      INCOME
                                                                                 ----------------
                                                         ADDITIONAL               NET UNREALIZED
                                            COMMON         PAID IN    RETAINED   INVESTMENT GAINS
                                             STOCK         CAPITAL    EARNINGS       (LOSSES)        TOTAL
                                            ------       ----------   --------   ----------------   ------


MetLife Connecticut's common stock
  purchased by MetLife in the Acquisition
  on July 1, 2005                            $100          $6,684        $--            $--         $6,784
Return of MetLife Connecticut's common
  stock from MetLife                          (25) (1)         25         --             --             --
                                             ----          ------        ---            ---         ------
MetLife Connecticut's common stock
  purchased by MetLife on July 1, 2005, as
  adjusted                                   $ 75          $6,709        $--            $--         $6,784
                                             ====          ======        ===            ===         ======



--------

   (1) Represents the return of 10,000,000 shares of MetLife Connecticut's common stock, at $2.50 par value, by MetLife to MetLife Connecticut in anticipation of the acquisition of MLI-USA by MetLife Connecticut, for a total adjustment of $25 million.

     The following unaudited pro forma condensed consolidated financial information presents the results of operations for the Company assuming the MetLife Connecticut acquisition had been effected as of January 1, 2005. This unaudited pro forma information does not necessarily represent what the Company's actual results of operations would have been if the acquisition had occurred as of the date indicated or what such results would be for any future periods.


                                                                                  UNAUDITED
                                                                    ------------------------------------
                                                    YEAR ENDED      SIX MONTHS ENDED       YEAR ENDED
                                                DECEMBER 31, 2005     JUNE 30, 2005    DECEMBER 31, 2005
                                                -----------------   ----------------   -----------------
                                                   CONSOLIDATED         PRO FORMA          PRO FORMA
                                                                          MICC
                                                     COMPANY           HISTORICAL             MICC
                                                -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)



Total revenues                                        $2,515             $2,324              $4,839
Total expenses                                        $1,968             $1,523              $3,491
                                                      ------             ------              ------
Income before provision for income tax                   547                801               1,348
Provision for income tax                                 156                226                 382
                                                      ------             ------              ------
Net income                                            $  391             $  575              $  966
                                                      ======             ======              ======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

4.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:


                                                              DECEMBER 31, 2006
                                               ----------------------------------------------
                                                               GROSS
                                                COST OR      UNREALIZED
                                               AMORTIZED   -------------    ESTIMATED    % OF
                                                  COST     GAIN     LOSS   FAIR VALUE   TOTAL
                                               ---------   ----     ----   ----------   -----
                                                                (IN MILLIONS)


U.S. corporate securities....................   $17,331    $101     $424     $17,008     35.5%
Residential mortgage-backed securities.......    11,951      40       78      11,913     24.9
Foreign corporate securities.................     5,563      64      128       5,499     11.5
U.S. Treasury/agency securities..............     5,455       7      126       5,336     11.2
Commercial mortgage-backed securities........     3,353      19       47       3,325      6.9
Asset-backed securities......................     3,158      14       10       3,162      6.6
State and political subdivision securities...     1,062       6       38       1,030      2.2
Foreign government securities................       533      45        5         573      1.2
                                                -------    ----     ----     -------    -----
  Total fixed maturity securities............   $48,406    $296     $856     $47,846    100.0%
                                                =======    ====     ====     =======    =====
Non-redeemable preferred stock...............   $   671    $ 22     $  9     $   684     86.0%
Common stock.................................       106       6        1         111     14.0
                                                -------    ----     ----     -------    -----
  Total equity securities....................   $   777    $ 28     $ 10     $   795    100.0%
                                                =======    ====     ====     =======    =====






                                                              DECEMBER 31, 2005
                                               ----------------------------------------------
                                                               GROSS
                                                COST OR      UNREALIZED
                                               AMORTIZED   -------------    ESTIMATED    % OF
                                                  COST     GAIN     LOSS   FAIR VALUE   TOTAL
                                               ---------   ----     ----   ----------   -----
                                                                (IN MILLIONS)


U.S. corporate securities....................   $18,416    $ 96     $415     $18,097     34.3%
Residential mortgage-backed securities.......    12,398      17      131      12,284     23.4
Foreign corporate securities.................     5,733      50      143       5,640     10.7
U.S. Treasury/agency securities..............     6,448      24       61       6,411     12.2
Commercial mortgage-backed securities........     5,157      12       82       5,087      9.7
Asset-backed securities......................     3,899      10       16       3,893      7.4
State and political subdivision securities...       633      --       25         608      1.2
Foreign government securities................       547      25        3         569      1.1
                                                -------    ----     ----     -------    -----
  Total fixed maturity securities............   $53,231    $234     $876     $52,589    100.0%
                                                =======    ====     ====     =======    =====
Non-redeemable preferred stock...............   $   327    $  1     $  5     $   323     76.7%
Common stock.................................        97       4        3          98     23.3
                                                -------    ----     ----     -------    -----
  Total equity securities....................   $   424    $  5     $  8     $   421    100.0%
                                                =======    ====     ====     =======    =====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company held foreign currency derivatives with notional amounts of $472 million and $275 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2006 and 2005, respectively.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $3.2 billion and $3.3 billion at December 31, 2006 and 2005, respectively. These securities had a net unrealized gain (loss) of $51 million and ($33) million at December 31, 2006 and 2005, respectively. Non-income producing fixed maturity securities were $6 million and $3 million at December 31, 2006 and 2005, respectively. Unrealized gains (losses) associated with non-income producing fixed maturity securities were $1 million and ($5) million at December 31, 2006 and 2005, respectively.

     The cost or amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are shown below:


                                                                  DECEMBER 31,
                                                -----------------------------------------------
                                                         2006                     2005
                                                ----------------------   ----------------------
                                                 COST OR                  COST OR
                                                AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                                   COST     FAIR VALUE      COST     FAIR VALUE
                                                ---------   ----------   ---------   ----------
                                                                 (IN MILLIONS)


Due in one year or less.......................   $ 1,620      $ 1,616     $ 1,411      $ 1,405
Due after one year through five years.........     9,843        9,733      10,594       10,490
Due after five years through ten years........     7,331        7,226       9,556        9,382
Due after ten years...........................    11,150       10,871      10,216       10,048
                                                 -------      -------     -------      -------
  Subtotal....................................    29,944       29,446      31,777       31,325
Mortgage-backed and asset-backed securities...    18,462       18,400      21,454       21,264
                                                 -------      -------     -------      -------
  Total fixed maturity securities.............   $48,406      $47,846     $53,231      $52,589
                                                 =======      =======     =======      =======



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale are as follows:


                                                           YEARS ENDED DECEMBER 31,
                                                  -----------------------------------------
                                                      2006            2005           2004
                                                  ------------   --------------   ---------
                                                                (IN MILLIONS)


Proceeds........................................  $     23,901   $       22,241   $     473
Gross investment gains..........................       $    73          $    48        $  6
Gross investment losses.........................       $  (519)         $  (347)       $(10)

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair values and gross unrealized loss of the Company's fixed maturity securities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:


                                                                 DECEMBER 31, 2006
                                      ----------------------------------------------------------------------
                                                                EQUAL TO OR GREATER
                                        LESS THAN 12 MONTHS       THAN 12 MONTHS               TOTAL
                                      ----------------------  ----------------------  ----------------------
                                                     GROSS                   GROSS                   GROSS
                                       ESTIMATED  UNREALIZED   ESTIMATED  UNREALIZED   ESTIMATED  UNREALIZED
                                      FAIR VALUE     LOSS     FAIR VALUE     LOSS     FAIR VALUE     LOSS
                                      ----------  ----------  ----------  ----------  ----------  ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


U.S. corporate securities...........    $ 4,895      $104       $ 7,543      $320       $12,438      $424
Residential mortgage-backed
  securities........................      4,113        20         3,381        58         7,494        78
Foreign corporate securities........      1,381        29         2,547        99         3,928       128
U.S. Treasury/agency securities.....      2,995        48         1,005        78         4,000       126
Commercial mortgage-backed
  securities........................        852         6         1,394        41         2,246        47
Asset-backed securities.............        965         3           327         7         1,292        10
State and political subdivision
  securities........................         29         2           414        36           443        38
Foreign government securities.......         51         1            92         4           143         5
                                        -------      ----       -------      ----       -------      ----
Total fixed maturity securities.....    $15,281      $213       $16,703      $643       $31,984      $856
                                        =======      ====       =======      ====       =======      ====
Equity securities...................    $   149      $  3       $   188      $  7       $   337      $ 10
                                        =======      ====       =======      ====       =======      ====
Total number of securities in an
  unrealized loss position..........      1,955                   2,318                   4,273
                                        =======                 =======                 =======






                                                              DECEMBER 31, 2005
                                    ---------------------------------------------------------------------
                                                                 EQUAL TO OR
                                         LESS THAN 12              GREATER
                                            MONTHS              THAN 12 MONTHS              TOTAL
                                    ----------------------  ----------------------  ---------------------
                                    ESTIMATED    GROSS      ESTIMATED    GROSS      ESTIMATED     GROSS
                                      FAIR     UNREALIZED     FAIR     UNREALIZED     FAIR      UNREALIZED
                                     VALUE        LOSS        VALUE       LOSS        VALUE        LOSS
                                     ------      ------      ------      ------      ------     ---------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


U.S. corporate securities.........  $14,412      $413        $ 40         $ 2       $14,452        $415

Residential mortgage-backed
  securities......................    9,142       129          61           2         9,203         131
Foreign corporate securities......    4,409       142          23           1         4,432         143
U.S. Treasury/agency securities...    4,171        61          --          --         4,171          61
Commercial mortgage-backed
  securities......................    4,040        82           5          --         4,045          82
Asset-backed securities...........    1,890        16          11          --         1,901          16
State and political subdivision
  securities......................      550        25          --          --           550          25
Foreign government securities.....      155         3           2          --           157           3
                                    -------      ----        ----         ---       -------        ----
Total fixed maturity securities...  $38,769      $871        $142         $ 5       $38,911        $876

                                    =======      ====        ====         ===       =======        ====
Equity securities.................  $   214      $  8        $ --         $--       $   214        $  8
                                    =======      ====        ====         ===       =======        ====
Total number of securities in an
  unrealized loss position........    5,061                    47                     5,108
                                    =======                  ====                   =======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity securities and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:


                                                     DECEMBER 31, 2006
                                     ---------------------------------------------------
                                                          GROSS
                                         COST OR       UNREALIZED        NUMBER OF
                                      AMORTIZED COST     LOSSES          SECURITIES
                                     ----------------  --------------  -----------------
                                      LESS              LESS            LESS
                                      THAN     20% OR   THAN   20% OR   THAN     20% OR
                                       20%      MORE     20%    MORE     20%      MORE
                                     -------   ------  ------  ------  ------  ---------
                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less than six months...............  $12,922     $ 9    $150     $ 4    1,537      15
Six months or greater but less than
  nine months......................      568      --       6      --       78       1
Nine months or greater but less
  than twelve months...............    2,134      14      52       4      323       1
Twelve months or greater...........   17,540      --     650      --    2,318      --
                                     -------     ---    ----     ---    -----      --
  Total............................  $33,164     $23    $858     $ 8    4,256      17
                                     =======     ===    ====     ===    =====      ==






                                                      DECEMBER 31, 2005
                                     ---------------------------------------------------
                                         COST OR            GROSS
                                        AMORITIZED       UNREALIZED        NUMBER OF
                                           COST            LOSSES          SECURITIES
                                     ----------------  --------------  -----------------
                                      LESS              LESS            LESS
                                      THAN     20% OR   THAN   20% OR   THAN     20% OR
                                       20%      MORE     20%    MORE     20%      MORE
                                     -------   ------  ------  ------  ------  ---------
                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less than six months...............  $39,461     $81    $844     $30    4,960      50
Six months or greater but less than
  nine months......................      204      --       2      --       16      --
Nine months or greater but less
  than twelve months...............      116      --       3      --       35      --
Twelve months or greater...........      147      --       5      --       47      --
                                     -------     ---    ----     ---    -----      --
  Total............................  $39,928     $81    $854     $30    5,058      50
                                     =======     ===    ====     ===    =====      ==



     At December 31, 2006, $858 million of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 3% of the cost or amortized cost of such securities. At December 31, 2005, $854 million of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities.

     At December 31, 2006, $8 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 35% of the cost or amortized cost of such securities. Of such unrealized losses of $8 million, $4 million related to securities that were in an unrealized loss position for a period of less than six months. At December 31, 2005, $30 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 37% of the cost or amortized cost of such securities. Of such unrealized losses of $30 million, all related to securities that were in an unrealized loss position for a period of less than six months.

     The Company held two fixed maturity securities and equity securities each with a gross unrealized loss at December 31, 2006 of greater than $10 million. These securities represented 3%, or $25 million in the aggregate, of the gross unrealized loss on fixed maturity and equity securities.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2006 and 2005, the Company had $866 million and $884 million, respectively, of gross unrealized loss related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:


                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2006   2005
                                                                     ----   ----


SECTOR:
  U.S. corporate securities........................................    49%    47%
  Residential mortgage-backed securities...........................     9     15
  Foreign corporate securities.....................................    15     16
  U.S. Treasury/agency securities..................................    15      7
  Commercial mortgage-backed securities............................     5      9
  Other............................................................     7      6
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===
INDUSTRY:
  Industrial.......................................................    26%    25%
  Finance..........................................................    18     17
  Government.......................................................    15      7
  Mortgage-backed..................................................    14     24
  Utility..........................................................    10      6
  Other............................................................    17     21
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the holding period, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SECURITIES LENDING

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity and equity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $8.8 billion and $9.4 billion and an estimated fair value of $8.6 billion and $9.3 billion were on loan under the program at December 31, 2006 and 2005, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $8.9 billion and $9.6 billion at December 31, 2006 and 2005, respectively. Security collateral of $83 million and $174 million on deposit from customers in connection with the securities lending transactions at December 31, 2006 and 2005, respectively, may not be sold or repledged and is not reflected in the consolidated financial statements.

  ASSETS ON DEPOSIT

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $20 million and $25 million at December 31, 2006 and 2005, respectively, consisting primarily of fixed maturity and equity securities.

  MORTGAGE AND CONSUMER LOANS

     Mortgage and consumer loans are categorized as follows:


                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2006               2005
                                                      ----------------   ----------------
                                                      AMOUNT   PERCENT   AMOUNT   PERCENT
                                                      ------   -------   ------   -------
                                                                 (IN MILLIONS)


Commercial mortgage loans...........................  $2,095      58%    $1,173      46%
Agricultural mortgage loans.........................   1,460      41      1,300      51
Consumer loans......................................      46       1         79       3
                                                      ------     ---     ------     ---
  Subtotal..........................................   3,601     100%     2,552     100%
                                                                 ===                ===
Less: Valuation allowances..........................       6                  9
                                                      ------             ------
Mortgage and consumer loans.........................  $3,595             $2,543
                                                      ======             ======



     Mortgage loans are collateralized by properties located in the United States. At December 31, 2006, 27%, 8% and 7% of the value of the Company's mortgage and consumer loans were located in California, Texas and New York, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Information regarding loan valuation allowances for mortgage and consumer loans is as follows:


                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2006      2005      2004
                                                              ----      ----      ----
                                                                    (IN MILLIONS)


Balance at January 1,.......................................   $ 9       $ 1       $ 1
Additions...................................................     3         8        --
Deductions..................................................    (6)       --        --
                                                               ---       ---       ---
Balance at December 31,.....................................   $ 6       $ 9       $ 1
                                                               ===       ===       ===


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A portion of the Company's mortgage and consumer loans was impaired and consists of the following:


                                                                      DECEMBER 31,
                                                            -------------------------------
                                                                 2006             2005
                                                            --------------   --------------
                                                                     (IN MILLIONS)


Impaired loans with valuation allowances..................        $--              $ 2
Impaired loans without valuation allowances...............          8               14
                                                                  ---              ---
  Subtotal................................................          8               16
Less: Valuation allowances on impaired loans..............         --                1
                                                                  ---              ---
  Impaired loans..........................................        $ 8              $15
                                                                  ===              ===



     Mortgage and consumer loans with scheduled payments of 90 days or more past due on which interest is still accruing had an amortized cost of $6 million and $13 million at December 31, 2006 and 2005, respectively. There were no mortgage and consumer loans on which interest is no longer accrued at both December 31, 2006 and 2005. There were no mortgage and consumer loans in foreclosure at both December 31, 2006 and 2005.

  REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate and real estate joint ventures consisted of the following:


                                                                      DECEMBER 31,
                                                            -------------------------------
                                                                 2006             2005
                                                            --------------   --------------
                                                                     (IN MILLIONS)


Real estate...............................................       $ 37              $36
Accumulated depreciation..................................         (1)              --
                                                                 ----              ---
Net real estate...........................................         36               36
Real estate joint ventures................................        144               60
                                                                 ----              ---
Real estate and real estate joint ventures................       $180              $96
                                                                 ====              ===



     The components of real estate and real estate joint ventures are as follows:


                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2006   2005
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)


Real estate and real estate joint ventures held-for-investment.....  $173    $91
Real estate held-for-sale..........................................     7      5
                                                                     ----    ---
Real estate and real estate joint ventures.........................  $180    $96
                                                                     ====    ===



     Related depreciation expense was insignificant for all periods presented.

     There were no non-income producing real estate and real estate joint ventures at December 31, 2006. The carrying value of non-income producing real estate and real estate joint ventures was $3 million at December 31, 2005.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Real estate and real estate joint ventures were categorized as follows:


                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2006               2005
                                                      ----------------   ----------------
                                                      AMOUNT   PERCENT   AMOUNT   PERCENT
                                                      ------   -------   ------   -------
                                                                 (IN MILLIONS)


Office..............................................   $ 46       26%      $53       55%
Apartments..........................................     --       --         1        1
Retail..............................................     12        7        --       --
Real estate investment funds........................     93       52        --       --
Land................................................      1       --         3        3
Agriculture.........................................     28       15        31       32
Industrial..........................................     --       --         8        9
                                                       ----      ---       ---      ---
  Total.............................................   $180      100%      $96      100%
                                                       ====      ===       ===      ===



     The Company's real estate holdings are primarily located in the United States. At December 31, 2006, 72%, 7% and 6% of the Company's real estate holdings were located in New York, Florida and Texas, respectively.

  NET INVESTMENT INCOME

     The components of net investment income are as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                              2006     2005    2004
                                                             ------   ------   ----
                                                                  (IN MILLIONS)


Fixed maturity securities..................................  $2,719   $1,377   $176
Equity securities..........................................      17        6     --
Mortgage and consumer loans................................     182      113     34
Policy loans...............................................      52       26      2
Real estate and real estate joint ventures.................      29        2     --
Other limited partnership interests........................     238       33     --
Cash, cash equivalents and short-term investments..........     137       71      6
Other......................................................       8       --     --
                                                             ------   ------   ----
  Total investment income..................................   3,382    1,628    218
Less: Investment expenses..................................     543      190     11
                                                             ------   ------   ----
  Net investment income....................................  $2,839   $1,438   $207
                                                             ======   ======   ====



     For the years ended December 31, 2006, 2005 and 2004, affiliated investment income of $29 million, $10 million and $4 million, respectively, related to short-term investments, is included in the table above.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2006    2005   2004
                                                              -----   -----   ----
                                                                  (IN MILLIONS)


Fixed maturity securities...................................  $(497)  $(300)   $(5)
Equity securities...........................................     10       1     --
Mortgage and consumer loans.................................      7      (9)    --
Real estate and real estate joint ventures..................     64       7     --
Other limited partnership interests.........................     (1)     (1)    --
Sales of businesses.........................................     --       2     --
Derivatives.................................................    177      (2)    (4)
Other.......................................................   (281)    104     --
                                                              -----   -----    ---
  Net investment gains (losses).............................  $(521)  $(198)   $(9)
                                                              =====   =====    ===



     For the years ended December 31, 2006, 2005 and 2004, affiliated investment gains (losses) of ($87) million, ($25) million and ($4) million, respectively, are included in the table above.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $41 million, $0 and $1 million for the years ended December 31, 2006, 2005 and 2004, respectively.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2006    2005   2004
                                                              -----   -----   ----
                                                                  (IN MILLIONS)


Fixed maturity securities...................................  $(566)  $(639)  $ 97
Equity securities...........................................     17      (4)    --
Derivatives.................................................     (9)     (2)    (4)
Other.......................................................      7     (19)    --
                                                              -----   -----   ----
  Subtotal..................................................   (551)   (664)    93
                                                              -----   -----   ----
Amounts allocated from:
  Future policy benefit loss recognition....................     --     (78)    --
  DAC and VOBA..............................................     66     102    (47)
                                                              -----   -----   ----
  Subtotal..................................................     66      24    (47)
Deferred income tax.........................................    171     224    (16)
                                                              -----   -----   ----
  Subtotal..................................................    237     248    (63)
                                                              -----   -----   ----
     Net unrealized investment gains (losses)...............  $(314)  $(416)  $ 30
                                                              =====   =====   ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The changes in net unrealized investment gains (losses) are as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2006    2005   2004
                                                              -----   -----   ----
                                                                  (IN MILLIONS)


Balance, January 1,.........................................  $(416)  $  30   $ 32
Unrealized investment gains (losses) during the year........    113    (756)   (14)
Unrealized investment gains (losses) relating to:
  Future policy benefit gain (loss) recognition.............     78     (78)    --
  DAC and VOBA..............................................    (36)    148     10
  Deferred income tax.......................................    (53)    240      2
                                                              -----   -----   ----
Balance, December 31,.......................................  $(314)  $(416)  $ 30
                                                              =====   =====   ====
Net change in unrealized investment gains (losses)..........  $ 102   $(446)  $ (2)
                                                              =====   =====   ====



  TRADING SECURITIES

     MetLife Connecticut was the majority owner of Tribeca on the Acquisition Date. Tribeca was a feeder fund investment structure whereby the feeder fund invests substantially all of its assets in the master fund, Tribeca Global Convertible Instruments, Ltd. The primary investment objective of the master fund is to achieve enhanced risk-adjusted return by investing in domestic and foreign equities and equity-related securities utilizing such strategies as convertible securities arbitrage. At December 31, 2005, the Company was the majority owner of Tribeca and consolidated the fund within its consolidated financial statements. At December 31, 2005, the Company held $452 million of trading securities and $190 million of the short sale agreements associated with the trading securities portfolio, which are included within other liabilities. Net investment income related to the trading activities of Tribeca, which included interest and dividends earned and net realized and unrealized gains (losses), was $12 million and $6 million for the years ended December 31, 2006 and 2005, respectively.

     During the second quarter of 2006, the Company's ownership interests in Tribeca declined to a position whereby Tribeca is no longer consolidated and, as of June 30, 2006, is accounted for under the equity method of accounting. The equity method investment at December 31, 2006 of $82 million was included in other limited partnership interests. Net investment income related to the Company's equity method investment in Tribeca was $9 million for the six months ended December 31, 2006.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:


                                                                   DECEMBER 31, 2006
                                                               ------------------------
                                                                              MAXIMUM
                                                                  TOTAL     EXPOSURE TO
                                                               ASSETS (1)     LOSS (2)
                                                               ----------   -----------
                                                                     (IN MILLIONS)


Asset-backed securitizations.................................    $   866        $ 39
Real estate joint ventures(3)................................        944          63
Other limited partnership interests(4).......................      2,629         193
Other investments(5).........................................     14,839         485
                                                                 -------        ----
  Total......................................................    $19,278        $780
                                                                 =======        ====



--------

   (1) The assets of the asset-backed securitizations are reflected at fair value at December 31, 2006. The assets of the real estate joint ventures, other limited partnership interests and other investments are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

   (2) The maximum exposure to loss of the asset-backed securitizations is equal to the carrying amounts of participation. The maximum exposure to loss relating to real estate joint ventures, other limited partnership interests and other investments is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

   (3) Real estate joint ventures include partnerships and other ventures which engage in the acquisition, development, management and disposal of real estate investments.

   (4) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities, as well as limited partnerships.

   (5) Other investments include securities that are not asset-backed securitizations.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amounts and current market or fair value of derivative financial instruments held at:


                                     DECEMBER 31, 2006                    DECEMBER 31, 2005
                              ---------------------------------    ---------------------------------
                                             CURRENT MARKET                       CURRENT MARKET
                                              OR FAIR VALUE                        OR FAIR VALUE
                               NOTIONAL   ---------------------    NOTIONAL    ---------------------
                                AMOUNT    ASSETS    LIABILITIES     AMOUNT     ASSETS    LIABILITIES
                               --------   ------    -----------    --------    ------    -----------
                                                  (IN MILLIONS)


Interest rate swaps.........   $ 8,841     $  431        $ 70       $ 6,623    $  356        $ 52
Interest rate floors........     9,021         71          --         2,000        26          --
Interest rate caps..........     6,715          6          --         3,020        18          --
Financial futures...........       602          6           1           228         2           2
Foreign currency swaps......     2,723        580          66         3,110       429          76
Foreign currency forwards...       124          1          --           488        18           2
Options.....................        --         80           7            --       165           3
Financial forwards..........       900         --          15            --        --           2
Credit default swaps........     1,231          1           5           987         2           2
                               -------     ------        ----       -------    ------        ----
  Total.....................   $30,157     $1,176        $164       $16,456    $1,016        $139
                               =======     ======        ====       =======    ======        ====



     The above table does not include notional values for equity futures, equity financial forwards and equity options. At December 31, 2006 and 2005, the Company owned 290 and 587 equity futures contracts, respectively. Market values of equity futures are included in financial futures in the preceding table. At December 31, 2006 and 2005, the Company owned 85,500 and 75,500 equity financial forwards, respectively. Market values of equity financial forwards are included in financial forwards in the preceding table. At December 31, 2006 and 2005, the Company owned 1,022,900 and 1,420,650 equity options, respectively. Market values of equity options are included in options in the preceding table.

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2006:


                                                                        REMAINING LIFE
                                   -----------------------------------------------------------------------------------------
                                                         AFTER ONE YEAR       AFTER FIVE YEARS
                                   ONE YEAR OR LESS    THROUGH FIVE YEARS    THROUGH TEN YEARS    AFTER TEN YEARS     TOTAL
                                   ----------------    ------------------    -----------------    ---------------    -------
                                                                         (IN MILLIONS)


Interest rate swaps..............       $  980               $ 5,570              $ 1,699              $  592        $ 8,841
Interest rate floors.............           --                   551                8,470                  --          9,021
Interest rate caps...............           --                 6,715                   --                  --          6,715
Financial futures................          602                    --                   --                  --            602
Foreign currency swaps...........           67                 1,588                  996                  72          2,723
Foreign currency forwards........          124                    --                   --                  --            124
Financial forwards...............           --                    --                   --                 900            900
Credit default swaps.............           30                 1,186                   15                  --          1,231
                                        ------               -------              -------              ------        -------
  Total..........................       $1,803               $15,610              $11,180              $1,564        $30,157
                                        ======               =======              =======              ======        =======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

     Interest rate caps and floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Equity index options are included in options in the preceding table.

     The Company enters into financial forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and usually a U.S. Treasury or Agency security.

  HEDGING

     The following table presents the notional amounts and fair value of derivatives by type of hedge designation at:


                                            DECEMBER 31, 2006                 DECEMBER 31, 2005
                                     -------------------------------   -------------------------------
                                                     FAIR VALUE                        FAIR VALUE
                                     NOTIONAL   --------------------   NOTIONAL   --------------------
                                      AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                     --------   ------   -----------   --------   ------   -----------
                                                               (IN MILLIONS)


Fair value.........................   $    69   $   --       $  1       $    71   $   --       $ --
Cash flow..........................       455       42         --           442        2          4
Non-qualifying.....................    29,633    1,134        163        15,943    1,014        135
                                      -------   ------       ----       -------   ------       ----
  Total............................   $30,157   $1,176       $164       $16,456   $1,016       $139
                                      =======   ======       ====       =======   ======       ====



     The following table presents the settlement payments recorded in income for the:


                                                                YEARS ENDED DECEMBER
                                                                        31,
                                                              -----------------------
                                                              2006     2005      2004
                                                              ----     ----      ----
                                                                   (IN MILLIONS)


Qualifying hedges:
  Interest credited to policyholder account balances........   $(9)     $(1)      $--
Non-qualifying hedges:
  Net investment gains (losses).............................    73       (8)       --
                                                               ---      ---       ---
  Total.....................................................   $64      $(9)      $--
                                                               ===      ===       ===


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities; and (iii) interest rate futures to hedge against changes in value of fixed rate securities.

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:


                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2006      2005      2004
                                                              ----      ----      ----
                                                                    (IN MILLIONS)


Changes in the fair value of derivatives....................   $(1)      $--       $(1)
Changes in the fair value of the items hedged...............     2        --         1
                                                               ---       ---       ---
Net ineffectiveness of fair value hedging activities........   $ 1       $--       $--
                                                               ===       ===       ===



     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; and
(iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities.

     For the year ended December 31, 2006, the Company recognized no net investment gains (losses) as the ineffective portion of all cash flow hedges. For the years ended December 31, 2005 and 2004, the Company recognized insignificant net investment gains (losses), which represent the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. For the years ended December 31, 2006, 2005 and 2004, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2006, 2005 and 2004.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:


                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2006      2005      2004
                                                              ----      ----      ----
                                                                    (IN MILLIONS)


Balance at January 1,.......................................   $(2)      $(4)      $(2)
Gains (losses) deferred in other comprehensive income (loss)
  on the effective portion of cash flow hedges..............    (7)        2        (2)
                                                               ---       ---       ---
Balance at December 31,.....................................   $(9)      $(2)      $(4)
                                                               ===       ===       ===



     At December 31, 2006, $19 million of the deferred net gain on derivatives accumulated in other comprehensive income (loss) are expected to be reclassified to earnings during the year ending December 31, 2007.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps and floors, and interest rate futures to economically hedge its exposure to interest rate volatility; (ii) foreign currency forwards, swaps and option contracts to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit; (iv) equity futures, equity index options and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products; (v) credit default swaps to synthetically create investments; and (vi) basis swaps to better match the cash flows of assets and related liabilities.

     For the years ended December 31, 2006, 2005 and 2004, the Company recognized as net investment gains (losses), excluding embedded derivatives, changes in fair value of $16 million, ($37) million and ($6) million, respectively, related to derivatives that do not qualify for hedge accounting.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives which are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed minimum withdrawal contracts and guaranteed minimum accumulation contracts. The fair value of the Company's embedded derivative assets was $40 million and $0 at December 31, 2006 and 2005, respectively. The fair value of the Company's embedded derivative liabilities was $3 million and $40 million at December 31, 2006 and 2005, respectively. The amounts recorded and included in net investment gains (losses) for the years ended December 31, 2006 and 2005 were gains of $80 million and $41 million, respectively. There were no amounts recorded and included in net investment gains (losses) for the year ended December 31, 2004.

  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2006 and 2005, the Company was obligated to return cash collateral under its control of $273 million and $145 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. As of December 31, 2006 and 2005, the Company had also accepted collateral consisting of various securities with a fair market value of $410 million and $427 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but as of December 31, 2006 and 2005, none of the collateral had been sold or repledged.

     In addition, the Company has exchange traded futures, which require the pledging of collateral. As of December 31, 2006 and 2005, the Company pledged collateral of $25 million and $22 million, respectively, which

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

6.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:


                                                              DAC     VOBA     TOTAL
                                                            ------   ------   ------
                                                                  (IN MILLIONS)


Balance at January 1, 2004................................  $  502   $   --   $  502
  Capitalizations.........................................     281       --      281
                                                            ------   ------   ------
     Subtotal.............................................     783       --      783
  Less: Amortization related to:
     Net investment gains (losses)........................      (2)      --       (2)
     Unrealized investment gains (losses).................     (10)      --      (10)
     Other expenses.......................................     117       --      117
                                                            ------   ------   ------
       Total amortization.................................     105       --      105
                                                            ------   ------   ------
Balance at December 31, 2004..............................     678       --      678
Contribution of MetLife Connecticut from MetLife (Note
  2)......................................................      --    3,490    3,490
  Capitalizations.........................................     886       --      886
                                                            ------   ------   ------
     Subtotal.............................................   1,564    3,490    5,054
  Less: Amortization related to:
     Net investment gains (losses)........................      --      (26)     (26)
     Unrealized investment gains (losses).................     (41)    (107)    (148)
     Other expenses.......................................     109      205      314
                                                            ------   ------   ------
       Total amortization.................................      68       72      140
                                                            ------   ------   ------
Balance at December 31, 2005..............................   1,496    3,418    4,914
  Capitalizations.........................................     721       --      721
                                                            ------   ------   ------
     Subtotal.............................................   2,217    3,418    5,635
  Less: Amortization related to:
     Net investment gains (losses)........................     (16)     (68)     (84)
     Unrealized investment gains (losses).................     (10)      46       36
     Other expenses.......................................     252      320      572
                                                            ------   ------   ------
       Total amortization.................................     226      298      524
                                                            ------   ------   ------
Balance at December 31, 2006..............................  $1,991   $3,120   $5,111
                                                            ======   ======   ======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $358 million in 2007, $333 million in 2008, $312 million in 2009, $283 million in 2010 and $253 million in 2011.

     Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

7.  GOODWILL

     Goodwill is the excess of cost over the fair value of net assets acquired. Information regarding goodwill is as follows:


                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2006   2005
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)


Balance at January 1,.............................................  $924   $ 68
Contribution of MetLife Connecticut from MetLife (Note 2).........    29    856
                                                                    ----   ----
Balance at December 31,...........................................  $953   $924
                                                                    ====   ====



8.  INSURANCE

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Information regarding VODA and the value of customer relationships acquired ("VOCRA"), which are reported in other assets, is as follows:


                                                                 YEARS ENDED DECEMBER
                                                                          31,
                                                                ----------------------
                                                                2006     2005     2004
                                                                ----     ----     ----
                                                                     (IN MILLIONS)


Balance at January 1,........................................   $ 72      $--      $--
Contribution of MetLife Connecticut from MetLife (Note 2)....     --       73       --
Contribution of VODA from MetLife............................    167       --       --
Amortization.................................................     (2)      (1)      --
                                                                ----      ---      ---
Balance at December 31,......................................   $237      $72      $--
                                                                ====      ===      ===



     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $5 million in 2007, $7 million in 2008, $9 million in 2009, $11 million in 2010 and $11 million in 2011.

     On September 30, 2006, MLI-USA received a capital contribution from MetLife of $162 million in the form of intangible assets related to VODA of $167 million, net of deferred income tax of $5 million, for which MLI-USA receives the benefit. The VODA originated through MetLife's acquisition of Travelers and is reported within other assets in the amount of $166 million at December 31, 2006.

     The value of the other identifiable intangibles as discussed above reflects the estimated fair value of the Citigroup/Travelers distribution agreement acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreement. The weighted average amortization period of the other intangible assets is 16 years. If actual experience under the distribution agreements differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                             2006     2005     2004
                                                             ----     ----     ----
                                                                  (IN MILLIONS)


Balance at January 1,......................................  $218     $143     $ 94
Capitalization.............................................   129       83       65
Amortization...............................................   (17)      (8)     (16)
                                                             ----     ----     ----
Balance at December 31,....................................  $330     $218     $143
                                                             ====     ====     ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities at December 31, 2006, include pass-through separate accounts totaling $50.1 billion for which the policyholder assumes all investment risk. Separate account assets and liabilities at December 31, 2005, included two categories of account types: pass-through separate accounts totaling $43.6 billion and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $943 million. The average interest rates credited on these contracts were 4.5% at December 31, 2005.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $800 million, $467 million and $155 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     For the years ended December 31, 2006, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER GUARANTEED INTEREST CONTRACT PROGRAM

     The Company issues fixed and floating rate obligations under its guaranteed interest contract ("GIC") program which are denominated in either U.S. dollars or foreign currencies. During the year ended December 31, 2006, there were no new issuances in such obligations and there were repayments of $1.1 billion. During the years ended December 31, 2005 and 2004, there were no new issuances or repayments of such obligations. Accordingly, at December 31, 2006 and 2005, GICs outstanding, which are included in PABs, were $4.6 billion and $5.3 billion, respectively. During the years ended December 31, 2006, 2005 and 2004, interest credited on the contracts, which are included in interest credited to PABs, was $163 million, $80 million and $0, respectively.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policyholder benefits, is as follows:


                                                  YEARS ENDED DECEMBER 31,
                                                 -------------------------
                                                     2006          2005
                                                 -----------   -----------
                                                       (IN MILLIONS)


Balance at January 1,..........................  $       512   $        --
  Less: Reinsurance recoverables...............         (373)           --
                                                 -----------   -----------
Net balance January 1,.........................          139            --
                                                 -----------   -----------
Contribution of MetLife Connecticut by MetLife
  (Note 2).....................................           --           137
Incurred related to:
  Current year.................................           29            19
  Prior years..................................            4            (3)
                                                 -----------   -----------
                                                          33            16
                                                 -----------   -----------
Paid related to:
  Current year.................................           (2)           (1)
  Prior years..................................          (22)          (13)
                                                 -----------   -----------
                                                         (24)          (14)
                                                 -----------   -----------
Net balance at December 31,....................          148           139
  Add: Reinsurance recoverables................          403           373
                                                 -----------   -----------
Balance at December 31,........................  $       551   $       512
                                                 ===========   ===========



     There were no liabilities for unpaid claims and claims expenses for the year ended December 31, 2004.

     Claims and claim adjustment expenses associated with prior periods increased by $4 million for the year ended December 31, 2006, and decreased by $3 million for the year ended December 31, 2005. There were no claims and claim adjustment expenses associated with prior periods for the year ended December 31, 2004. In all periods presented, the change was due to differences between actual benefit periods and expected benefit periods for long-term care and disability contracts.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:


                                                                AT DECEMBER 31,
                                  ---------------------------------------------------------------------------
                                                 2006                                     2005
                                  ----------------------------------       ----------------------------------
                                      IN THE                 AT                IN THE                 AT
                                  EVENT OF DEATH       ANNUITIZATION       EVENT OF DEATH       ANNUITIZATION
                                  --------------       -------------       --------------       -------------
                                                                 (IN MILLIONS)


ANNUITY CONTRACTS(1)
RETURN OF NET DEPOSITS
  Separate account value........     $   8,213                 N/A            $   5,537                 N/A
  Net amount at risk(2).........     $      --(3)              N/A            $      --(3)              N/A
  Average attained age of
     contractholders............      61 years                 N/A             61 years                 N/A
ANNIVERSARY CONTRACT VALUE OR
  MINIMUM RETURN
  Separate account value........     $  44,036           $  13,179            $  40,744           $  10,081
  Net amount at risk(2).........     $   1,422(3)        $      30(4)         $     934(3)        $      38(4)
  Average attained age of
     contractholders............      58 years            60 years             60 years            60 years




                                                                    AT DECEMBER 31,
                                                              ---------------------------
                                                                 2006             2005
                                                              ----------       ----------
                                                               SECONDARY        SECONDARY
                                                              GUARANTEES       GUARANTEES
                                                              ----------       ----------
                                                                     (IN MILLIONS)



UNIVERSAL AND VARIABLE LIFE CONTRACTS(1)
Account value (general and separate account)...........        $   3,262        $   2,849
Net amount at risk(2)..................................        $  48,630(3)     $  44,943(3)
Average attained age of policyholders..................         57 years         56 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:


                                                      ANNUITY      UNIVERSAL AND VARIABLE
                                                     CONTRACTS         LIFE CONTRACTS
                                                  --------------   ----------------------
                                                    GUARANTEED            SECONDARY
                                                  DEATH BENEFITS         GUARANTEES         TOTAL
                                                  --------------   ----------------------   -----
                                                                   (IN MILLIONS)


Balance at January 1, 2004......................        $--                  $--             $--
Incurred guaranteed benefits....................         --                   --              --
Paid guaranteed benefits........................         --                   --              --
                                                        ---                  ---             ---
Balance at December 31, 2004....................         --                   --              --
Incurred guaranteed benefits....................          3                    9              12
Paid guaranteed benefits........................         --                   --              --
                                                        ---                  ---             ---
Balance at December 31, 2005....................          3                    9              12
Incurred guaranteed benefits....................         --                   22              22
Paid guaranteed benefits........................         (3)                  --              (3)
                                                        ---                  ---             ---
Balance at December 31, 2006....................        $--                  $31             $31
                                                        ===                  ===             ===




     MLI-USA had guaranteed death and annuitization benefit liabilities on its annuity contracts of $38 million and $28 million at December 31, 2006 and 2005, respectively. MLI-USA reinsures 100% of this liability with an affiliate and has a corresponding recoverable from affiliated reinsurers related to such guarantee liabilities.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:


                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2006      2005
                                                                -------   -------
                                                                  (IN MILLIONS)


Mutual Fund Groupings
  Equity......................................................  $37,992   $30,480
  Bond........................................................    2,831     2,952
  Balanced....................................................    2,790     3,273
  Money Market................................................      949       791
  Specialty...................................................      460       684
                                                                -------   -------
     Total....................................................  $45,022   $38,180
                                                                =======   =======



9.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. The Company has reinsured up to 90% of the mortality risk for all new individual life insurance policies. This practice was initiated by the Company for different products starting at various points in time between 1997 and 2004. On a case by case basis, the Company may retain up to $5 million per life on single life individual policies and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In addition to reinsuring mortality risk, as described above, the Company reinsures other mortality and non-mortality risks, and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     MICC's workers' compensation business is reinsured through a 100% quota-share agreement with The Travelers Indemnity Company, an insurance subsidiary of The Travelers Companies, Inc.

     Effective July 1, 2000, MetLife Connecticut reinsured 90% of its individual long-term care insurance business with Genworth Life Insurance Company ("GLIC," formerly known as General Electric Capital Assurance Company), and its subsidiary, in the form of indemnity reinsurance agreements. In accordance with the terms of the reinsurance agreement, GLIC will effect assumption and novation of the reinsured contracts, to the extent permitted by law, no later than July 1, 2008. Effective June 30, 2005, MetLife Connecticut entered into an agreement with CIHC to effectively transfer the remaining results from the long-term care block of business from MetLife Connecticut to CIHC. Under the terms of this agreement, any gains remaining are payable to CIHC and any losses remaining are reimbursable from CIHC. MetLife Connecticut does, however, retain limited investment exposure related to the reinsured contracts. Citigroup unconditionally guarantees the performance of its subsidiary, CIHC.

     The Company reinsures the new production of fixed annuities and the riders containing benefit guarantees related to variable annuities to affiliated and non-affiliated reinsurers. The Company reinsures its risk associated with the secondary death benefit guarantee rider on certain universal life contracts to an affiliate. See Note 19.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:


                                                         YEARS ENDED DECEMBER
                                                                  31,
                                                         --------------------
                                                          2006    2005   2004
                                                         -----   -----   ----
                                                             (IN MILLIONS)


Direct premiums........................................  $ 599   $ 413    $13
Reinsurance assumed....................................     21      38     --
Reinsurance ceded......................................   (312)   (170)    (4)
                                                         -----   -----    ---
Net premiums...........................................  $ 308   $ 281    $ 9
                                                         =====   =====    ===
Reinsurance recoverables netted against policyholder
  benefits and claims..................................  $ 635   $ 560    $(1)
                                                         =====   =====    ===



     Reinsurance recoverables, included in premiums and other receivables, were $4.6 billion and $4.3 billion at December 31, 2006 and 2005, respectively, including $3.0 billion and $2.8 billion at December 31, 2006 and 2005, respectively, relating to reinsurance on the runoff of long-term care business and $1.3 billion and $1.4 billion at December 31, 2006 and 2005, respectively, relating to reinsurance on the runoff of workers compensation business. Reinsurance and ceded commissions payables, included in other liabilities were $99 million and $64 million at December 31, 2006 and 2005, respectively.

     For the year ended December 31, 2006, both reinsurance ceded and assumed include affiliated transactions of $21 million. For the year ended December 31, 2005, reinsurance ceded and assumed include affiliated transactions

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


of $12 million and $38 million, respectively. For the year ended December 31, 2004, both reinsurance ceded and assumed include affiliated transactions of $1 million.

10.  LONG-TERM DEBT -- AFFILIATED

     Long-term debt outstanding is as follows:


                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2006   2005
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)


Surplus notes, interest rate 7.349%, due 2035.....................  $400   $400
Surplus notes, interest rate 5%, due upon request.................    25     25
Surplus notes, interest rate LIBOR plus 0.75%, due upon request...    10     10
                                                                    ----   ----
  Total long-term debt -- affiliated..............................  $435   $435
                                                                    ====   ====



     Payments of interest and principal on these surplus notes, which are subordinate to all other debt, may be made only with the prior approval of the Delaware Insurance Commissioner.

     MetLife is the holder of a surplus note issued by MLI-USA in the amount of $400 million at December 31, 2006 and 2005.

     MLIG is the holder of two surplus notes issued by MLI-USA in the amounts of $25 million and $10 million at both December 31, 2006 and 2005. These surplus notes may be redeemed, in whole or in part, at the election of the Company at any time, subject to the prior approval of the Delaware Insurance Commissioner.

     The aggregate maturities of long-term debt as of December 31, 2006 are $400 million in 2035, and $35 million payable upon request and regulatory approval.

     Interest expense related to the Company's indebtedness, included in other expenses, was $31 million, $25 million and $2 million for the years ended December 31, 2006, 2005 and 2004, respectively.

11.  INCOME TAX

     The provision for income tax from continuing operations is as follows:


                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2006   2005   2004
                                                         ----   ----   ----
                                                            (IN MILLIONS)


Current:
  Federal..............................................  $ 18   $ (3)  $(91)
  State................................................    --     (2)     4
                                                         ----   ----   ----
     Subtotal..........................................    18     (5)   (87)
                                                         ----   ----   ----
Deferred:
  Federal..............................................   212    162    100
  State................................................    (2)    (1)     4
                                                         ----   ----   ----
     Subtotal..........................................   210    161    104
                                                         ----   ----   ----
Provision for income tax...............................  $228   $156   $ 17
                                                         ====   ====   ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:


                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2006   2005   2004
                                                         ----   ----   ----
                                                            (IN MILLIONS)


Tax provision at U.S. statutory rate...................  $288   $191    $15
Tax effect of:
  Tax-exempt investment income.........................   (62)   (27)    (3)
  Prior year tax.......................................    (9)    (9)    (1)
  Foreign operations, net of foreign income tax........    12     --     --
  State tax, net of federal benefit....................    --      2      6
  Other, net...........................................    (1)    (1)    --
                                                         ----   ----   ----
Provision for income tax...............................  $228   $156   $ 17
                                                         ====   ====   ====



     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:


                                                                    DECEMBER 31,
                                                                 -----------------
                                                                   2006      2005
                                                                 -------   -------
                                                                   (IN MILLIONS)


Deferred income tax assets:
  Benefit, reinsurance and other reserves......................  $ 2,238   $ 2,346
  Net unrealized investment losses.............................      171       224
  Capital loss carryforwards...................................      155        92
  Investments..................................................       63        --
  Operating lease reserves.....................................       13        13
  Net operating loss carryforwards.............................       10        --
  Employee benefits............................................        3         3
  Litigation-related...........................................        1        --
  Other........................................................       20        25
                                                                 -------   -------
                                                                   2,674     2,703
  Less: Valuation allowance....................................        4        --
                                                                 -------   -------
                                                                   2,670     2,703
                                                                 -------   -------
Deferred income tax liabilities:
  DAC and VOBA.................................................   (1,663)   (1,558)
  Investments..................................................       --       (25)
                                                                 -------   -------
                                                                  (1,663)   (1,583)
                                                                 -------   -------
Net deferred income tax asset..................................  $ 1,007   $ 1,120
                                                                 =======   =======



     At December 31, 2006, the Company has a net deferred income tax asset. If the Company determines that any of its deferred income tax assets will not result in future tax benefits, a valuation allowance must be established for the portion of these assets that are not expected to be realized. Based predominantly upon a review of the Company's anticipated future taxable income, but also including all other available evidence, both positive and negative, the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Company's management concluded that it is "more likely than not" that the net deferred income tax assets will be realized.

     Domestic net operating loss carryforwards amount to $15 million at December 31, 2006 and will expire beginning in 2025. Foreign net operating loss carryforwards amount to $35 million at December 31, 2006 with an expiration period of infinity. Capital loss carryforwards amount to $443 million at December 31, 2006 and will expire beginning in 2010.

     The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2006, the Company recorded a $4 million deferred income tax valuation allowance related to certain foreign net operating loss carryforwards.

     The Company will file a consolidated tax return with its includable life insurance subsidiaries. Non-includable subsidiaries file either a separate individual corporate tax return or a separate consolidated tax return. Under the Tax Allocation Agreement, the federal income tax will be allocated between the companies on a separate return basis and adjusted for credits and other amounts required by the Tax Allocation Agreement.

12.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company is a defendant in a number of litigation matters. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and yearly basis, the Company reviews relevant information with respect to liabilities for litigation and contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Unless stated below, estimates of possible additional losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2006.

     Macomber, et al. v. Travelers Property Casualty Corp., et al. (Conn. Super. Ct., Hartford, filed April 7, 1999). An amended putative class action complaint was filed against MLAC, Travelers Equity Sales, Inc. and certain former affiliates. The amended complaint alleges Travelers Property Casualty Corporation, a former MLAC affiliate, purchased structured settlement annuities from MLAC and spent less on the purchase of those structured settlement annuities than agreed with claimants, and that commissions paid to brokers for the structured settlement annuities, including an affiliate of MLAC, were paid in part to Travelers Property Casualty Corporation. On May 26, 2004, the Connecticut Superior Court certified a nationwide class action involving the following claims against MLAC: violation of the Connecticut Unfair Trade Practice Statute, unjust enrichment, and civil conspiracy. On June 15, 2004, the defendants appealed the class certification order. In March 2006, the Connecticut Supreme Court reversed the trial court's certification of a class. Plaintiff may seek to file another motion for class certification. Defendants have moved for summary judgment.

     A former registered representative of Tower Square Securities, Inc. ("Tower Square"), a broker-dealer subsidiary of MICC, is alleged to have defrauded individuals by diverting funds for his personal use. In June 2005, the SEC issued a formal order of investigation with respect to Tower Square and served Tower Square with a subpoena. The Securities and Business Investments Division of the Connecticut Department of Banking and NASD are also reviewing this matter. On April 18, 2006, the Connecticut Department of Banking issued a notice to Tower Square asking it to demonstrate its prior compliance with applicable Connecticut securities laws and regulations. In the context of the above, a number of NASD arbitration matters and litigation matters were commenced in 2005 and 2006 against Tower Square. It is reasonably possible that other actions will be brought regarding this matter. Tower Square intends to fully cooperate with the SEC, NASD and the Connecticut Department of Banking, as appropriate, with respect to the matters described above.

     Regulatory bodies have contacted the Company and have requested information relating to various regulatory issues regarding mutual funds and variable insurance products, including the marketing of such products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The Company is fully cooperating with regard to these information requests and investigations. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     In addition, the Company is a defendant or co-defendant in various other litigation matters in the normal course of business. These may include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise. Further, state insurance regulatory authorities and other federal and state authorities may make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     In the opinion of the Company's management, the ultimate resolution of these legal and regulatory proceedings would not be likely to have a material adverse effect on the Company's consolidated financial position or liquidity, but, if involving monetary liability, may be material to the Company's operating results for any particular period.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:


                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2006   2005
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)


Other Assets:
  Premium tax offset for future undiscounted assessments...........   $ 9    $ 9
  Premium tax offsets currently available for paid assessments.....     1      2
                                                                      ---    ---
                                                                      $10    $11
                                                                      ===    ===
Liability:
  Insolvency assessments...........................................   $19    $19
                                                                      ===    ===



     Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2006, 2005 and 2004.

COMMITMENTS

  LEASES

     The Company, as lessee, has entered into lease agreements for office space. Future sublease income is projected to be insignificant. Future minimum rental income and minimum gross rental payments relating to these lease agreements are as follows:


                                                               RENTAL   GROSS RENTAL
                                                               INCOME     PAYMENTS
                                                               ------   ------------
                                                                   (IN MILLIONS)


2007.........................................................    $ 1         $15
2008.........................................................    $ 1         $15
2009.........................................................    $ 1         $ 8
2010.........................................................    $ 1         $ 6
2011.........................................................    $--         $ 6


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $616 million and $715 million at December 31, 2006 and 2005, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $665 million and $339 million at December 31, 2006 and 2005, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES

     The Company commits to lend funds under bank credit facilities. The amount of these unfunded commitments was $173 million at December 31, 2006. The Company did not have any unfunded commitments related to bank credit facilities at December 31, 2005.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER COMMITMENTS

     MICC is a member of the Federal Home Loan Bank of Boston ("FHLB of Boston") and holds $70 million of common stock of the FHLB of Boston, which is included in equity securities on the Company's consolidated balance sheets. MICC has also entered into several funding agreements with the FHLB of Boston whereby MICC has issued such funding agreements in exchange for cash and for which the FHLB of Boston has been granted a blanket lien on certain MICC assets, including residential mortgages, mortgage-backed securities, obligations of or guaranteed by the United States, state and municipal obligations and corporate debt, to collateralize MICC's obligations under the funding agreements. MICC maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. The funding agreements and the related security agreement represented by this blanket lien provide that upon any event of default by MICC, the FHLB of Boston's recovery is limited to the amount of MICC's liability to the FHLB of Boston. The amount of the Company's liability for funding agreements with the FHLB of Boston was $926 million and $1.1 billion at December 31, 2006 and 2005, respectively, which is included in PABs.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, such as in the case of MetLife International Insurance Company, Ltd. ("MLII," formerly, Citicorp International Life Insurance Company, Ltd.), an affiliate, discussed below, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

     The Company has provided a guarantee on behalf of MLII. This guarantee is triggered if MLII cannot pay claims because of insolvency, liquidation or rehabilitation. The agreement was terminated as of December 31, 2004, but termination does not affect policies previously guaranteed. Life insurance coverage in-force under this guarantee was $444 million and $447 million at December 31, 2006 and 2005, respectively. The Company does not hold any collateral related to this guarantee.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     In connection with synthetically created investment transactions, the Company writes credit default swap obligations requiring payment of principal due in exchange for the referenced credit obligation, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company's maximum amount at risk, assuming the value of the referenced credits becomes worthless, was $54 million at December 31, 2006. The credit default swaps expire at various times during the next two years.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

13.  EMPLOYEE BENEFIT PLANS

     Subsequent to the Acquisition, the Company became a participating affiliate in qualified and non-qualified, noncontributory defined benefit pension and other postretirement plans sponsored by Metropolitan Life. Employees were credited with prior service recognized by Citigroup, solely (with regard to pension purposes) for the purpose of determining eligibility and vesting under the Metropolitan Life Retirement Plan for United States Employees ("Plan"), a noncontributory qualified defined benefit pension plan, with respect to benefits earned under the Plan subsequent to the Acquisition Date. Net periodic expense related to these plans is based on the employee population as of the valuation date at the beginning of the year. Pension expense of $8 million related to the Metropolitan Life plans was allocated to the Company for the year ended December 31, 2006. There were no expenses allocated to the Company for the six months ended December 31, 2005.

14.  EQUITY

  COMMON STOCK

     The Company has 40,000,000 authorized shares of common stock, 34,595,317 shares of which are outstanding as of December 31, 2006. Of such outstanding shares, 30,000,000 shares are owned directly by MetLife and the remaining shares are owned by MLIG. The par value of the common stock presented in the statement of stockholders' equity prior to the Acquisition Date has been adjusted to reflect the par value of MetLife Connecticut's shares issued to MLIG in exchange for MLI-USA's outstanding common stock. See Note 3.

  DIVIDEND RESTRICTIONS

     The table below sets forth the dividends permitted to be paid to MetLife without insurance regulatory approval and actual dividends paid to MetLife:


                                                                                         2007
                                                                                    -------------
                                                  2005              2006
                                                -------   -----------------------
                                                                    PERMITTED W/O   PERMITTED W/O
COMPANY                                         PAID(1)   PAID(1)    APPROVAL (2)    APPROVAL(3)
-------                                         -------   -------   -------------   -------------
                                                                  (IN MILLIONS)


MetLife Insurance Company of Connecticut......    $--       $917(4)      $--             $690



--------

   (1) Includes amounts paid including those requiring regulatory approval.

   (2) Reflects dividend amounts paid during the relevant year without prior regulatory approval.

   (3) Reflects dividend amounts that may be paid during 2007 without prior regulatory approval. If paid before a specified date during 2007, some or all of such dividend amounts may require regulatory approval.

   (4) Includes a return of capital of $259 million.

     Under Connecticut State Insurance Law, MetLife Connecticut is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to its parent as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. MetLife Connecticut will be permitted to pay a cash dividend in excess of the greater of such two amounts only if it files notice of its declaration of such a dividend and the amount thereof with the Connecticut Commissioner of Insurance ("Connecticut Commissioner") and the Connecticut Commissioner does not disapprove the payment within 30 days after notice. In addition, any dividend that exceeds earned surplus (unassigned funds, reduced by 25% of unrealized appreciation in value or revaluation of assets or unrealized profits on investments) as of the last filed annual statutory statement requires insurance regulatory approval. Under Connecticut State Insurance Law, the Connecticut Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The Connecticut State Insurance Law requires prior approval for any dividends for a period of two years following a change in control. As a result of the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Acquisition on July 1, 2005, under Connecticut State Insurance Law, all dividend payments by MetLife Connecticut through June 30, 2007 require prior approval of the Connecticut Commissioner.

  DIVIDEND RESTRICTIONS OF SUBSIDIARIES

     MLAC is regulated under Connecticut State Insurance Law as described above. As a result of the acquisition on July 1, 2005, under Connecticut State Insurance Law all dividend payments by MLAC through June 30, 2007 to the Company require prior approval of the Connecticut Commissioner. MLAC did not pay any dividends in 2006.Since MLAC's statutory unassigned funds surplus is negative, MLAC cannot pay any dividends without prior approval of the Commissioner.

     Under Delaware State Insurance Law, MLI-USA is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to its parent as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). MLI-USA will be permitted to pay a cash dividend to MetLife Connecticut in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner of Insurance ("Delaware Commissioner") and the Delaware Commissioner does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as unassigned funds) as of the last filed annual statutory statement requires insurance regulatory approval. Under Delaware State Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. MLI-USA did not pay dividends for the year ended December 31, 2006. Since MLI-USA's statutory unassigned funds surplus is negative, MLI-USA cannot pay any dividends without prior approval of the Delaware Commissioner.

CAPITAL CONTRIBUTIONS

     On September 30, 2006, MLI-USA received a capital contribution from MetLife of $162 million in the form of intangible assets related to VODA, and the associated deferred income tax liability, which is more fully described in Note 8.

     See also Note 3 for information related to the change in the reporting entity.

     MLI-USA received a cash contribution of $300 million from MLIG during the year ended December 31, 2004.

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company and its insurance subsidiaries each exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Connecticut Insurance Department and the Delaware Insurance Department have adopted Codification with certain modifications for the preparation of statutory financial statements of insurance companies in Connecticut and

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Delaware, respectively. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of MetLife Connecticut and each of its insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company is the net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year.

     Further, statutory accounting principles do not give recognition to purchase accounting adjustments made as a result of the Acquisition.

     Statutory net income of MetLife Connecticut, a Connecticut domiciled insurer, was $749 million, $1.0 billion and $975 million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Connecticut Insurance Department, was $4.1 billion and $4.0 billion at December 31, 2006 and 2005, respectively.

     Statutory net income (loss) of MLAC, a Connecticut domiciled insurer, was $107 million, ($97) million and ($211) million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Connecticut Insurance Department, was $740 million and $765 million at December 31, 2006 and 2005, respectively.

     Statutory net income (loss) of MLI-USA, a Delaware domiciled insurer, was ($116) million, ($227) million and ($201) million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Delaware Insurance Department, was $575 million and $555 million at December 31, 2006 and 2005, respectively.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2006, 2005 and 2004, in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:


                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                              ----------------------
                                                               2006     2005    2004
                                                              -----   -------   ----
                                                                   (IN MILLIONS)


Holding gains (losses) on investments arising during the
  year......................................................  $(434)  $(1,148)  $(37)
Income tax effect of holding gains (losses).................    147       402     14
Reclassification adjustments:
  Recognized holding (gains) losses included in current year
     income.................................................    487       295      2
  Amortization of premiums and accretion of discounts
     associated with investments............................     60        96     21
  Income tax effect.........................................   (186)     (137)    (8)
Allocation of holding losses on investments relating to
  other policyholder amounts................................     42        71     10
Income tax effect of allocation of holding losses to other
  policyholder amounts......................................    (14)      (25)    (4)
                                                              -----   -------   ----
Net unrealized investment gains (losses)....................    102      (446)    (2)
                                                              -----   -------   ----
Foreign currency translation adjustment.....................     (2)        2     --
                                                              -----   -------   ----
     Other comprehensive income (loss)......................  $ 100   $  (444)  $ (2)
                                                              =====   =======   ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

15.  OTHER EXPENSES

     Information on other expenses is as follows:


                                                             YEARS ENDED DECEMBER 31,
                                                          ------------------------------
                                                           2006         2005        2004
                                                          ------   -------------   -----
                                                                   (IN MILLIONS)


Compensation............................................  $  211       $ 100       $  --
Commissions.............................................     712         931         237
Interest and debt issue costs...........................      31          25           2
Amortization of DAC and VOBA............................     488         288         115
Capitalization of DAC...................................    (721)       (886)       (281)
Rent, net of sublease income............................      11           7          --
Minority interest.......................................      26           1          --
Insurance tax...........................................      42          10           3
Other...................................................     373         202         103
                                                          ------       -----       -----
  Total other expenses..................................  $1,173       $ 678       $ 179
                                                          ======       =====       =====



16.  BUSINESS SEGMENT INFORMATION

     Prior to the acquisition of MetLife Connecticut by MetLife, MLI-USA operated as a single segment. On the Acquisition Date, MetLife reorganized the Company's operations into two operating segments, Individual and Institutional, as well as Corporate & Other, so as to more closely align the acquired business with the manner in which MetLife manages its existing businesses. Individual offers a wide variety of protection and asset accumulation products, including life insurance, annuities and mutual funds. Institutional offers a broad range of group insurance and retirement & savings products and services, including group life insurance and other insurance products and services. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements. Corporate & Other contains the excess capital not allocated to the business segments, various start-up entities and run-off business, the Company's ancillary international operations, interest expense related to the majority of the Company's outstanding debt, expenses associated with certain legal proceedings and the elimination of intersegment transactions.

     Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity.

     The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. Subsequent to the Acquisition Date, the Company allocates equity to each segment based upon the economic capital model used by MetLife that allows MetLife and the Company to effectively manage its capital. The Company evaluates the performance of each segment based upon net income excluding net investment gains (losses), net of income tax, and adjustments related to net investment gains (losses), net of income tax.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2006 and 2005.


                                                                              CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2006               INDIVIDUAL  INSTITUTIONAL     OTHER       TOTAL
------------------------------------               ----------  -------------  -----------  --------
                                                                     (IN MILLIONS)


STATEMENT OF INCOME:
Premiums.........................................    $   218      $    65       $    25    $    308
Universal life and investment-type product policy
  fees...........................................      1,244           24            --       1,268
Net investment income............................        985        1,449           405       2,839
Other revenues...................................        195           15             2         212
Net investment gains (losses)....................       (194)        (282)          (45)       (521)
Policyholder benefits and claims.................        315          450            27         792
Interest credited to policyholder account
  balances.......................................        669          647            --       1,316
Other expenses...................................      1,045           16           112       1,173
                                                     -------      -------       -------    --------
Income before provision for income tax...........        419          158           248         825
Provision for income tax.........................        145           55            28         228
                                                     -------      -------       -------    --------
Net income.......................................    $   274      $   103       $   220    $    597
                                                     =======      =======       =======    ========
BALANCE SHEET:
Total assets.....................................    $76,897      $35,982       $11,208    $124,087
DAC and VOBA.....................................    $ 4,946      $   165       $    --    $  5,111
Goodwill.........................................    $   234      $   312       $   407    $    953
Separate account assets..........................    $47,566      $ 2,501       $    --    $ 50,067
Policyholder liabilities.........................    $24,429      $27,391       $ 4,446    $ 56,266
Separate account liabilities.....................    $47,566      $ 2,501       $    --    $ 50,067

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                              CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2005(1)            INDIVIDUAL  INSTITUTIONAL     OTHER       TOTAL
---------------------------------------            ----------  -------------  -----------  --------
                                                                     (IN MILLIONS)


STATEMENT OF INCOME:
Premiums.........................................    $   152      $   116       $    13    $    281
Universal life and investment-type product policy
  fees...........................................        845           17            --         862
Net investment income............................        530          712           196       1,438
Other revenues...................................        121           10             1         132
Net investment gains (losses)....................       (113)         (87)            2        (198)
Policyholder benefits and claims.................        224          324            22         570
Interest credited to policyholder account
  balances.......................................        417          303            --         720
Other expenses...................................        640           30             8         678
                                                     -------      -------       -------    --------
Income before provision for income tax...........        254          111           182         547
Provision for income tax.........................         53           38            65         156
                                                     -------      -------       -------    --------
Net income.......................................    $   201      $    73       $   117    $    391
                                                     =======      =======       =======    ========
BALANCE SHEET:
Total assets.....................................    $71,385      $38,072       $11,791    $121,248
DAC and VOBA.....................................    $ 4,753      $   161       $    --    $  4,914
Goodwill.........................................    $   227      $   305       $   392    $    924
Separate account assets..........................    $41,347      $ 3,177       $    --    $ 44,524
Policyholder liabilities.........................    $24,855      $28,340       $ 4,282    $ 57,477
Separate account liabilities.....................    $41,347      $ 3,177       $    --    $ 44,524


--------

(1) Includes six months of results for MetLife Connecticut and its subsidiaries and twelve months of results for MLI-USA.

     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues for the years ended December 31, 2006, 2005 and 2004. Substantially all of the Company's revenues originated in the United States.

17.  DISCONTINUED OPERATIONS

  REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

     In the Institutional segment, the Company had $1 million of investment income and $1 million of investment expense related to discontinued operations resulting in no change to net investment income for the year ended December 31, 2006. The Company had no investment income or expense related to discontinued operations for the years ended December 31, 2005 and 2004.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The carrying value of real estate related to discontinued operations was $7 million and $5 million at December 31, 2006 and 2005, respectively.

18.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments are as follows:


                                                         NOTIONAL   CARRYING    ESTIMATED
                                                         AMOUNT       VALUE    FAIR VALUE
DECEMBER 31, 2006                                        --------   --------   ----------
                                                                   (IN MILLIONS)


Assets:
  Fixed maturity securities............................              $47,846     $47,846
  Equity securities....................................              $   795     $   795
  Mortgage and consumer loans..........................              $ 3,595     $ 3,547
  Policy loans.........................................              $   918     $   918
  Short-term investments...............................              $   777     $   777
  Cash and cash equivalents............................              $   649     $   649
  Accrued investment income............................              $   597     $   597
  Mortgage loan commitments............................    $665      $    --     $     1
  Commitments to fund bank credit facilities...........    $173      $    --     $    --
Liabilities:
  Policyholder account balances........................              $29,780     $28,028
  Long-term debt -- affiliated.........................              $   435     $   425
  Payables for collateral under securities loaned and
     other transactions................................              $ 9,155     $ 9,155




                                                         NOTIONAL   CARRYING    ESTIMATED
                                                         AMOUNT       VALUE    FAIR VALUE
DECEMBER 31, 2005                                        --------   --------   ----------
                                                                   (IN MILLIONS)


Assets:
  Fixed maturity securities............................              $52,589     $52,589
  Trading Securities...................................              $   452     $   452
  Equity securities....................................              $   421     $   421
  Mortgage and consumer loans..........................              $ 2,543     $ 2,553
  Policy loans.........................................              $   916     $   916
  Short-term investments...............................              $ 1,769     $ 1,769
  Cash and cash equivalents............................              $   571     $   571
  Accrued investment income............................              $   602     $   602
  Mortgage loan commitments............................    $339      $    --     $    (2)
Liabilities:
  Policyholder account balances........................              $32,877     $31,621
  Long-term debt -- affiliated.........................              $   435     $   443
  Payables for collateral under securities loaned and
     other transactions................................              $ 9,737     $ 9,737

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  FIXED MATURITY SECURITIES, TRADING SECURITIES AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.


  MORTGAGE AND CONSUMER LOANS, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND BANK CREDIT FACILITIES

     Fair values for mortgage and consumer loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments and commitments to fund bank credit facilities, the estimated fair value is the net premium or discount of the commitments.

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of PABs which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of PABs without final contractual maturities are assumed to equal their current net surrender value.

  LONG-TERM DEBT

     The fair values of long-term debt are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

  PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying value for payables for collateral under securities loaned and other transactions approximate fair value.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, floors, and options are based upon quotations obtained from dealers or other reliable sources. See Note 5 for derivative fair value disclosures.

19.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into a Master Service Agreement with Metropolitan Life who provides administrative, accounting, legal and similar services to the Company. Metropolitan Life charged the Company $167 million, $15 million and $14 million, included in other expenses, for services performed under the Master Service Agreement for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company entered into a Service Agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $154 million, $49 million and $43 million, included in other expenses, for services performed under the Service Agreement for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company has entered into various agreements with other affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $190 million, $48 million and $52 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     In 2005, MLI-USA entered into Broker-Dealer Wholesale Sales Agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on MLI-USA's behalf, fixed rate insurance products through authorized retailers. MLI-USA agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged MLI-USA $65 million, included in other expenses, for the year ended December 31, 2006. MLI-USA did not incur any such expenses for the years ended December 31, 2005 and 2004.

     The Company had payables from affiliates of $9 million and $3 million at December 31, 2006 and 2005, respectively, excluding affiliated reinsurance balances discussed below.

  INVESTMENT TRANSACTIONS

     As of December 31, 2006 and 2005, the Company held $581 million and $346 million, respectively, of its total invested assets in the MetLife Money Market Pool and the MetLife Intermediate Income Pool which are affiliated partnerships. These amounts are included in short-term investments.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:


                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                               ------------------
                                                               2006   2005   2004
                                                               ----   ----   ----
                                                                  (IN MILLIONS)


Fair market value of assets transferred to affiliates........  $164   $ 79   $320
Amortized cost of assets transferred to affiliates...........  $164   $ 78   $324
Net investment gains (losses) recognized on transfers........  $ --   $  1   $ (4)
Fair market value of assets transferred from affiliates......  $ 89   $830   $ --

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  REINSURANCE TRANSACTIONS

     As of December 1, 2006, the Company acquired a block of structured settlement business from Texas Life Insurance Company ("Texas Life"), a wholly-owned subsidiary of MetLife, through an assumptive reinsurance agreement. This transaction increased future policyholder benefits of the Company by $1.3 billion and decreased deferred income tax liabilities by $142 million. A receivable at December 31, 2006 was held by the Company of $1.2 billion, related to premiums and other consideration which is expected to be paid by Texas Life during the first quarter of 2007.

     The Company also has reinsurance agreements with MetLife and certain of its subsidiaries, including Metropolitan Life, Reinsurance Group of America, Incorporated, MetLife Reinsurance Company of South Carolina, Exeter Reassurance Company, Ltd., General American Life Insurance Company ("GALIC"), and Mitsui Sumitomo MetLife Insurance Co., Ltd. As of December 31, 2006, the Company had reinsurance related assets and liabilities from these agreements totaling $2.8 billion and $1.2 billion, respectively. Prior-year comparable assets and liabilities were $2.5 billion and $1.2 billion, respectively.

     Effective January 1, 2005, MLI-USA entered into a reinsurance agreement to assume an in-force block of business from GALIC. This agreement covered certain term and universal life policies issued by GALIC on and after January 1, 2000 through December 31, 2004. This agreement also covers certain term and universal life policies issued on or after January 1, 2005. Under this agreement GALIC transferred $797 million of liabilities and $411 million in assets to MLI-USA related to the policies in-force as of December 31, 2004. MLI-USA also paid and deferred 100% of a ceding commission to GALIC of $386 million resulting in no gain or loss on the transfer of the in-force business as of January 1, 2005.

     The following tables reflect related party reinsurance information:


                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                         2006    2005   2004
                                                         ----   -----   ----
                                                            (IN MILLIONS)


Assumed premiums.......................................  $ 21   $  37    $--
Assumed fees, included in universal life and
  investment-type product policy fees..................    65     194     --
Assumed fees, included in net investment gains
  (losses).............................................    --       6     --
Assumed benefits, included in policyholder benefits and
  claims...............................................    11      32     --
Assumed benefits, included in interest credited to
  policyholder account balances........................    49      42     --
Assumed fees, included in other expenses...............    39     543     --
Assumed deferred acquisition costs, included in other
  expenses.............................................    19    (432)    --
                                                         ----   -----    ---
  Total assumed........................................  $204   $ 422    $--
                                                         ====   =====    ===
Ceded premiums.........................................  $ 21   $  12    $ 1
Ceded fees, included in universal life and investment-
  type product policy fees.............................   130      93     37
Ceded fees, included in other revenues.................    68      55     12
Ceded benefits, included in policyholder benefits and
  claims...............................................    86      92     19
Ceded fees, included in other expenses.................    64      97     --
Ceded deferred acquisition costs, included in other
  expenses.............................................    13      85     --
Ceded derivative gains (loss), included in net
  investment gains (losses)............................   (31)      5     --
                                                         ----   -----    ---
  Total ceded..........................................  $351   $ 439    $69
                                                         ====   =====    ===


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                    DECEMBER 31,
                                                                  ---------------
                                                                   2006     2005
                                                                  ------   ------
                                                                   (IN MILLIONS)


Reinsurance recoverables, included in premiums and other
  receivables...................................................  $2,359   $2,079
Reinsurance recoverables, included in other assets..............  $   89   $   88
Assumed (ceded) deferred acquisition costs, included in DAC.....  $  306   $  342
Assumed liabilities, included in other liabilities..............  $    8   $   24
Ceded balances payable, included in other liabilities...........  $   55   $  140
Derivative liabilities, included in policyholder account
  balances......................................................  $  (57)  $  (23)
Assumed liabilities, included in future policy benefits.........  $   26   $   23
Assumed liabilities, included in other policyholder funds.......  $1,182   $1,001


20.  SUBSEQUENT EVENT

     On March 27, 2007, the Company entered into a secured demand note with MetLife Securities, Inc. ("MSI") under which the Company agreed to fund MSI with up to $60 million of cash upon MSI's request. In connection with this agreement, the Company transferred securities with a fair value of $71 million to an MSI custody account to secure the note.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE I

                     CONSOLIDATED SUMMARY OF INVESTMENTS --
                    OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2006

                                  (IN MILLIONS)


                                                                                    AMOUNT AT
                                                     COST OR         ESTIMATED   WHICH SHOWN ON
                                                AMORTIZED COST(1)   FAIR VALUE    BALANCE SHEET
                                                -----------------   ----------   --------------


TYPE OF INVESTMENTS
Fixed Maturity Securities:
  Bonds:
     U.S. Treasury/agency securities..........       $ 5,455          $ 5,336        $ 5,336
     State and political subdivision
       securities.............................         1,062            1,030          1,030
     Foreign government securities............           533              573            573
     Public utilities.........................         2,274            2,233          2,233
     All other corporate bonds................        19,390           19,057         19,057
  Mortgage-backed and other asset-backed
     securities...............................        18,462           18,400         18,400
  Redeemable preferred stock..................         1,230            1,217          1,217
                                                     -------          -------        -------
     Total fixed maturity securities..........        48,406           47,846         47,846
                                                     -------          -------        -------
Equity Securities:
  Common stock:
     Banks, trust and insurance companies.....             1                1              1
     Industrial, miscellaneous and all other..           105              110            110
  Non-redeemable preferred stock..............           671              684            684
                                                     -------          -------        -------
     Total equity securities..................           777              795            795
                                                     -------          -------        -------
Mortgage and consumer loans...................         3,595                           3,595
Policy loans..................................           918                             918
Real estate and real estate joint ventures....           180                             180
Other limited partnership interests...........         1,082                           1,082
Short-term investments........................           777                             777
Other invested assets.........................         1,241                           1,241
                                                     -------                         -------
     Total investments........................       $56,976                         $56,434
                                                     =======                         =======



--------

   (1) Cost for fixed maturity securities and mortgage and consumer loans represents original cost reduced by repayments, net valuation allowances and writedowns from other-than-temporary declines in value and adjusted for amortization of premiums or accretion of discount; for equity securities, cost represents original cost reduced by writedowns from other-than-temporary declines in value; for real estate, cost represents original cost reduced by writedowns and adjusted for valuation allowances and depreciation; cost for real estate joint ventures and other limited partnership interests represents original cost reduced for other-than-temporary impairments or original cost adjusted for equity in earnings and distributions.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE II

                  CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                           DECEMBER 31, 2006 AND 2005

                                  (IN MILLIONS)


                                                                  2006      2005
                                                                -------   -------


CONDENSED BALANCE SHEETS
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $38,293 and $42,526,
     respectively)............................................  $37,794   $41,947
  Equity securities available-for-sale, at estimated fair
     value (cost: $703 and $418, respectively)................      719       415
  Mortgage and consumer loans.................................    2,822     1,837
  Policy loans................................................      825       843
  Real estate and real estate joint ventures held-for-
     investment...............................................      143        71
  Real estate held-for-sale...................................        7        --
  Other limited partnership interests.........................      884     1,106
  Short-term investments......................................      186     1,219
  Investment in subsidiaries..................................    3,499     3,187
  Other invested assets.......................................      893       698
                                                                -------   -------
     Total investments........................................   47,772    51,323
Cash and cash equivalents.....................................      291       331
Accrued investment income.....................................      473       474
Premiums and other receivables................................    6,128     4,706
Deferred policy acquisition costs and value of business
  acquired....................................................    1,849     1,924
Current income tax recoverable................................       --        56
Deferred income tax assets....................................    1,281     1,113
Goodwill......................................................      646       612
Other assets..................................................      129       102
Separate account assets.......................................   19,205    19,058
                                                                -------   -------
     Total assets.............................................  $77,774   $79,699
                                                                =======   =======

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
  Future policy benefits......................................  $17,613   $16,337
  Policyholder account balances...............................   24,764    27,298
  Other policyholder funds....................................      213       219
  Current income taxes payable................................       46        --
  Payables for collateral under securities loaned and other
     transactions.............................................    8,152     8,620
  Other liabilities...........................................      366       734
  Separate account liabilities................................   19,205    19,058
                                                                -------   -------
     Total liabilities........................................   70,359    72,266
                                                                -------   -------
STOCKHOLDERS' EQUITY:
Common stock, par value $2.50 per share; 40,000,000 shares
  authorized; 34,595,317 shares issued and outstanding at
  December 31, 2006 and 2005..................................       86        86
Additional paid-in capital....................................    7,123     7,180
Retained earnings.............................................      520       581
Accumulated other comprehensive income (loss).................     (314)     (414)
                                                                -------   -------
     Total stockholders' equity...............................    7,415     7,433
                                                                -------   -------
     Total liabilities and stockholders' equity...............  $77,774   $79,699
                                                                =======   =======




           See accompanying notes to condensed financial information.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE II

          CONDENSED FINANCIAL INFORMATION OF REGISTRANT -- (CONTINUED)
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                  (IN MILLIONS)


                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                               --------------------
                                                                2006          2005
                                                               ------        ------


CONDENSED STATEMENTS OF INCOME
REVENUES
Premiums.....................................................  $  176        $  206
Universal life and investment-type product policy fees.......     381           185
Net investment income........................................   2,167         1,044
Equity in earnings of subsidiaries...........................     277           225
Other revenues...............................................      42            32
Net investment gains (losses)................................    (397)         (159)
                                                               ------        ------
  Total revenues.............................................   2,646         1,533
                                                               ------        ------
EXPENSES
Policyholder benefits and claims.............................     599           433
Interest credited to policyholder account balances...........     926           429
Other expenses...............................................     388           195
                                                               ------        ------
  Total expenses.............................................   1,913         1,057
                                                               ------        ------
Income before provision for income tax.......................     733           476
Provision for income tax.....................................     136            85
                                                               ------        ------
Net income...................................................  $  597        $  391
                                                               ======        ======




           See accompanying notes to condensed financial information.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE II

          CONDENSED FINANCIAL INFORMATION OF REGISTRANT -- (CONTINUED)
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                  (IN MILLIONS)


                                                               YEARS ENDED DECEMBER
                                                                       31,
                                                             -----------------------
                                                               2006           2005
                                                             --------       --------


CONDENSED STATEMENT OF CASH FLOWS
Net cash provided by operating activities..................  $    899       $  2,000
                                                             --------       --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities.............................    22,406         18,453
     Equity securities.....................................       218            181
     Mortgage and consumer loans...........................       878            687
     Real estate and real estate joint ventures............       127             44
     Other limited partnership interests...................       537            152
  Purchases of:
     Fixed maturity securities.............................   (19,021)       (26,517)
     Equity securities.....................................       (62)            --
     Mortgage and consumer loans...........................    (1,870)          (460)
     Real estate and real estate joint ventures............       (53)            --
     Other limited partnership interests...................      (295)          (233)
  Net change in policy loans...............................        18              5
  Net change in short-term investments.....................     1,033            633
  Net change in other invested assets......................      (129)          (728)
  Other, net...............................................        (1)            17
                                                             --------       --------
Net cash provided by (used in) investing activities........  $  3,786       $ (7,766)
                                                             --------       --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits..............................................  $  1,633       $  7,075
     Withdrawals...........................................    (4,936)        (8,682)
  Net change in payables for collateral under securities
     loaned and other transactions.........................      (468)         7,458
  Dividends on common stock................................      (917)            --
  Other, net...............................................       (37)           (61)
                                                             --------       --------
Net cash (used in) provided by financing activities........    (4,725)         5,790
                                                             --------       --------
Change in cash and cash equivalents........................       (40)            24
Cash and cash equivalents, beginning of period.............       331            307
                                                             --------       --------
CASH AND CASH EQUIVALENTS, END OF PERIOD...................  $    291       $    331
                                                             ========       ========
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Income tax............................................  $     88       $     51
                                                             ========       ========
  Non-cash transactions during the period:
     Contribution of other intangible assets, net of income
       tax.................................................  $    162       $     --
     Contribution of goodwill from MetLife, Inc. ..........  $     32       $     --
                                                             ========       ========


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE II

             NOTES TO CONDENSED FINANCIAL INFORMATION OF REGISTRANT

1.  SUMMARY OF ACCOUNTING POLICIES

  BUSINESS

     "MICC" or the "Company" refers to MetLife Insurance Company of Connecticut (formerly, The Travelers Insurance Company), a Connecticut corporation incorporated in 1863 ("MetLife Connecticut"), and its subsidiaries, including MetLife Life and Annuity Company of Connecticut ("MLAC," formerly The Travelers Life and Annuity Company) and MetLife Investors USA Insurance Company ("MLI-USA"). The Company is a subsidiary of MetLife, Inc. ("MetLife"). The Company offers individual annuities, individual life insurance, and institutional protection and asset accumulation products.

     On July 1, 2005 (the "Acquisition Date"), MetLife Connecticut became a wholly-owned subsidiary of MetLife. MetLife Connecticut, together with substantially all of Citigroup Inc.'s ("Citigroup") international insurance businesses, excluding Primerica Life Insurance Company and its subsidiaries ("Primerica") (collectively, "Travelers"), were acquired by MetLife from Citigroup (the "Acquisition") for $12.1 billion. See Note 2 of the consolidated financial statements for further information on the Acquisition.

     On October 11, 2006, MetLife Connecticut and MetLife Investors Group, Inc. ("MLIG"), both subsidiaries of MetLife, entered into a Transfer Agreement ("Transfer Agreement"), pursuant to which MetLife Connecticut agreed to acquire all of the outstanding stock of MLI-USA from MLIG in exchange for shares of MetLife Connecticut's common stock. To effectuate the exchange of shares, MetLife returned 10,000,000 shares just prior to the closing of the transaction and retained 30,000,000 shares representing 100% of the issued and outstanding shares of MetLife Connecticut. MetLife Connecticut issued 4,595,317 new shares to MLIG in exchange for all of the outstanding common stock of MLI-USA. After the closing of the transaction, 34,595,317 shares of MetLife Connecticut's common stock are outstanding, of which MLIG holds 4,595,317 shares, with the remaining shares held by MetLife.

     The transfer of MLI-USA to MetLife Connecticut was a transaction between entities under common control. Since MLI-USA was the original entity under common control, for financial statement reporting purposes, MLI-USA is considered the accounting acquirer of MetLife Connecticut. Accordingly, financial information of the registrant has been provided for periods subsequent to the Acquisition Date only.

  BASIS OF PRESENTATION

     The condensed financial information of MetLife Connecticut should be read in conjunction with the Consolidated Financial Statements of MICC and the notes thereto (the "Consolidated Financial Statements"). These condensed nonconsolidated financial statements reflect the results of operations, financial condition and cash flows for MetLife Connecticut. Investments in subsidiaries are accounted for using the equity method of accounting prescribed by Accounting Principles Board ("APB") Opinion No. 18, The Equity Method of Accounting for Investments in Common Stock. The condensed statement of income and statement of cash flows for the year ended December 31, 2005 included herein reflect the full year of operating results for MLI-USA in equity in earnings of subsidiaries.

     MetLife Connecticut's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") except as stated above which requires management to make certain estimates and assumptions. The most important of these estimates and assumptions relate to fair value measurements, the accounting for goodwill and identifiable intangible assets and the provision for potential losses that may arise from litigation and regulatory proceedings and tax audits, which may affect the amounts reported in the condensed financial statements and accompanying notes. Actual results could differ materially from these estimates.

     For information on the following, refer to the indicated Notes to the Consolidated Financial Statements of MICC:

     - Business, Basis of Presentation and Summary of Significant Accounting Policies (Note 1)

     - Acquisition of MetLife Insurance Company of Connecticut by MetLife, Inc. from Citigroup Inc. (Note 2)

     - Contingencies, Commitments and Guarantees (Note 12)

     - Equity (Note 14)

2.  SUPPORT AGREEMENT

     MetLife Connecticut entered into a net worth maintenance agreement with its indirect subsidiary, MetLife Europe Limited, an Irish company ("MetLife Europe"), in connection with MetLife Europe's formation. Under the agreement, MetLife Connecticut has agreed, without limitation as to amount, to cause MetLife Europe to have a minimum capital and surplus of the greater of EUR 14 million or an amount sufficient to provide solvency cover equal to 200% of the minimum solvency cover required by applicable law and regulation, as interpreted by the Irish Financial Services Regulatory Authority or any successor body, during MetLife Europe's first three years of operation and 150% thereafter, and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2006, the capital and surplus of MetLife Europe was in excess of the minimum capital and surplus amount referenced above.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
                     AS OF DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)


                                              DAC       FUTURE POLICY     POLICYHOLDER
                                              AND    BENEFITS AND OTHER      ACCOUNT      UNEARNED
SEGMENT                                      VOBA    POLICYHOLDER FUNDS     BALANCES     REVENUE(1)
-------                                     ------   ------------------   ------------   ----------


2006
Individual................................  $4,946         $ 3,769           $20,660        $260
Institutional.............................     165          12,895            14,496           3
Corporate & Other.........................      --           4,503               (57)         --
                                            ------         -------           -------        ----
                                            $5,111         $21,167           $35,099        $263
                                            ======         =======           =======        ====
2005
Individual................................  $4,753         $ 3,452           $21,403        $141
Institutional.............................     161          11,880            16,460           1
Corporate & Other.........................      --           4,305               (23)         --
                                            ------         -------           -------        ----
                                            $4,914         $19,637           $37,840        $142
                                            ======         =======           =======        ====
2004(2)...................................  $  678         $   149           $ 4,591        $  6
                                            ======         =======           =======        ====



--------

   (1) Amounts are included within the future policy benefits and other policyholder funds column.

   (2) Prior to the Acquisition of MetLife Connecticut by MetLife, MLI-USA operated as a single segment.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)


                               PREMIUM                 POLICYHOLDER   AMORTIZATION OF
                               REVENUE        NET      BENEFITS AND     DAC AND VOBA       OTHER          PREMIUMS
                             AND POLICY   INVESTMENT     INTEREST        CHARGED TO      OPERATING         WRITTEN
SEGMENT                        CHARGES      INCOME       CREDITED      OTHER EXPENSES   EXPENSES(1)   (EXCLUDING LIFE)
-------                      ----------   ----------   ------------   ---------------   -----------   ----------------


2006
Individual.................    $1,462       $  985        $  984            $481            $564             $--
Institutional..............        89        1,449         1,097               6              10               9
Corporate & Other..........        25          405            27               1             111              25
                               ------       ------        ------            ----            ----             ---
                               $1,576       $2,839        $2,108            $488            $685             $34
                               ======       ======        ======            ====            ====             ===
2005(2)
Individual.................    $  997       $  530        $  641            $287            $353             $--
Institutional..............       133          712           627               1              29               9
Corporate & Other..........        13          196            22              --               8              13
                               ------       ------        ------            ----            ----             ---
                               $1,143       $1,438        $1,290            $288            $390             $22
                               ======       ======        ======            ====            ====             ===
2004(3)....................    $  168       $  207        $  171            $115            $ 64             $--
                               ======       ======        ======            ====            ====             ===



--------

   (1) Includes other expenses excluding amortization of deferred acquisition costs and value of business acquired charged to other expenses.

   (2) Includes six months of results for MetLife Connecticut and twelve months of results for MLI-USA.

   (3) Prior to the acquisition of MetLife Connecticut by MetLife, MLI-USA operated as a single segment.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE IV

                            CONSOLIDATED REINSURANCE
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)


                                                                                 % AMOUNT
                                                                                  ASSUMED
                                GROSS AMOUNT     CEDED    ASSUMED   NET AMOUNT    TO NET
                                ------------   --------   -------   ----------   --------


2006
Life insurance in force.......    $153,390     $119,281   $14,374     $48,483      29.6%
                                  ========     ========   =======     =======
Insurance premium
Life insurance................    $    323     $     72   $    21     $   272       7.7%
Accident and health...........         276          240        --          36        --%
                                  --------     --------   -------     -------
  Total insurance premium.....    $    599     $    312   $    21     $   308       6.8%
                                  ========     ========   =======     =======





                                                                                % AMOUNT
                                                                                 ASSUMED
                                GROSS AMOUNT    CEDED    ASSUMED   NET AMOUNT    TO NET
                                ------------   -------   -------   ----------   --------


2005
Life insurance in force.......    $126,362     $93,686   $16,921     $49,597      34.1%
                                  ========     =======   =======     =======
Insurance premium
Life insurance................    $    269     $    45   $    38     $   262      14.5%
Accident and health...........         144         125        --          19        --%
                                  --------     -------   -------     -------
  Total insurance premium.....    $    413     $   170   $    38     $   281      13.5%
                                  ========     =======   =======     =======





                                                                                % AMOUNT
                                                                                 ASSUMED
                                 GROSS AMOUNT    CEDED   ASSUMED   NET AMOUNT    TO NET
                                 ------------   ------   -------   ----------   --------


2004
Life insurance in force........     $4,310      $2,759     $--       $1,551        --%
                                    ======      ======     ===       ======
Insurance premium
Life insurance.................     $   13      $    4     $--       $    9        --%
                                    ------      ------     ---       ------
  Total insurance premium......     $   13      $    4     $--       $    9        --%
                                    ======      ======     ===       ======



     For the year ended December 31, 2006, both reinsurance ceded and assumed include affiliated transactions of $21 million. For the year ended December 31, 2005, reinsurance ceded and assumed include affiliated transactions of $12 million and $38 million, respectively. For the year ended December 31, 2004, both reinsurance ceded and assumed include affiliated transactions of $1 million.